UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 11, 2021 (March 10, 2021)

Hilton Grand Vacations Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37794	81-2545345
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6355 MetroWest Boulevard, Suite 180 Orlando, Florida	32835
(Address of principal executive offices)	(Zip Code)

(407) 613-3100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	HGV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On March 10, 2021, Hilton Grand Vacations Inc., a Delaware corporation (“HGV”), Hilton Grand Vacations Borrower LLC, a Delaware limited liability company and a wholly-owned subsidiary of HGV (“Merger Sub” or “HGV Borrower”), Dakota Holdings, Inc., a Delaware corporation (“Diamond”) that is controlled by investment funds and vehicles managed by affiliates of Apollo Global Management Inc. (“Apollo”), and certain stockholders of Diamond entered into an Agreement and Plan of Merger (the “Merger Agreement”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein and in accordance with applicable law, Diamond, which indirectly owns all of the interests in Diamond Resorts International, Inc., will merge with and into Merger Sub (the “Merger”) with Merger Sub continuing as the surviving entity after the Merger. The board of directors of HGV unanimously approved the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement.

Pursuant and subject to the terms and conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), among other things:

•

Each share of Class A common stock, par value $0.01 per share, of Diamond (collectively, the “Diamond Shares”) issued and outstanding immediately prior to the Effective Time will be cancelled and converted into and exchanged for the right to receive, a number of shares of common stock, par value $0.01 per share, of HGV (each, an “HGV Common Share”) and/or cash in lieu of any fractional shares of HGV Common Shares (the “Merger Consideration”), calculated in the manner set forth in the Merger Agreement and allocated among the various sellers based on their respective ownership interests in Diamond in accordance with the Merger Agreement;

•

Each option to purchase Diamond Shares (each, an “Option”) outstanding immediately prior to the Effective Time having an exercise price per share immediately prior to the Effective Time that is less than the product of (i) the Exchange Ratio (as defined in the Merger Agreement), multiplied by (ii) the Parent Stock Value (described further below) (each, an “In-the-Money Option”), whether vested or unvested, will automatically cease to be outstanding and be converted into and exchanged for the right to receive, without any interest thereon, a number of HGV Common Shares and/or cash in lieu of any fractional shares of HGV Common Shares equal to (x) (1) the product of (A) the number of Diamond Shares subject to such In-the-Money Option, multiplied by (B) the Exchange Ratio and multiplied by (C) the Parent Stock Value minus (2) the aggregate exercise price of such In-the-Money Option, minus (3) an amount equal to the tax withholding obligation that would be withheld pursuant to Section 3.5 of the Merger Agreement with respect to the payment to the holder of such In-the-Money Options of an amount equal to the preceding clause (1) minus the preceding clause (2), divided by (y) the Parent Stock Value (the “Option Consideration”) (assuming full satisfaction of any performance-vesting conditions applicable to such In-the-Money Option); and

•

All Options outstanding immediately prior to the Effective Time other than In-the-Money Options will (i) to the extent not then vested, become fully vested as of immediately prior to the Effective Time (assuming full satisfaction of any performance-vesting conditions applicable to such option) and (ii) automatically be cancelled and terminated at the Effective Time without payment therefor, and, to such extent, will have no further force or effect.

The closing of the Merger (the “Closing”) is subject to certain conditions, including (i) the approval of the proposed issuance of HGV Common Shares in connection with the Merger (the “Share Issuance”) by the affirmative vote of the holders of a majority of the outstanding shares entitled to vote on such matter at a special meeting of stockholders (the “HGV Stockholder Approval”), (ii) the expiration or termination of the required waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”) and the obtaining or filing of any consents, declarations or filings with antitrust authorities in Mexico and Austria, (iii) the absence of certain legal restraints, (iv) the accuracy of the parties’ respective representations and warranties contained in the Merger Agreement (subject to customary materiality thresholds), (v) the material performance of the parties’

respective covenants contained in the Merger Agreement, (vi) conditions relating to the absence of defaults under Diamond’s unsecured notes and absence of defaults and sufficient availability under Diamond’s warehouse facilities, (vii) certain ancillary agreements having been delivered and not having been rescinded or repudiated by certain parties, (viii) the approval of listing on the NYSE of the HGV Common Shares included in the Merger Consideration, subject only to official notice of issuance and (ix) the absence of any Parent Material Adverse Effect (as defined in the Merger Agreement) on HGV and (x) the absence of any Company Material Adverse Effect (as defined in the Merger Agreement) on Diamond.

The parties have made customary representations and warranties, and agreed to customary covenants, in the Merger Agreement, including regarding (i) the conduct of Diamond’s and HGV’s respective businesses during the pre-Closing period, (ii) subject to certain qualifications as set forth in the Merger Agreement, the parties’ use of their respective reasonable best efforts to effect the expiration or termination of the required waiting period under the HSR Act, obtain all other required regulatory approvals and otherwise consummate the Merger and the other transactions contemplated by the Merger Agreement as promptly as practicable and (iii) HGV’s obligation to prepare and file with the Securities and Exchange Commission (the “SEC”), as promptly as reasonably practical after the date of the Merger Agreement, a definitive proxy statement with respect to a special meeting of its common stockholders to be convened for purposes of obtaining the HGV Stockholder Approval, which will contain, subject to certain exceptions, the recommendation of the board of directors of HGV that HGV common stockholders vote in favor of the Share Issuance. Pursuant to the terms of the Merger Agreement, the stockholders of Diamond will severally but not jointly indemnify HGV for certain matters, including breaches of fundamental representations and covenants and certain pre-closing tax matters.

The Merger Agreement contains certain termination rights for HGV and Diamond, including (i) by either party (A) if the Merger is not consummated on or before September 10, 2021 (subject to extension to December 9, 2021, under certain circumstances), (B) in the event of a material uncured breach by the other party of any of its representations, warranties or covenants in the Merger Agreement, (C) in the event a final, non-appealable order or law prohibits the Merger and the other transactions contemplated by the Merger Agreement or (D) if HGV does not obtain the HGV Stockholder Approval; (ii) by HGV if the Company Stockholder Approval (as defined in the Merger Agreement) has not been obtained and delivered to HGV by no later than 24 hours after the execution and delivery of the Merger Agreement and (iii) by Diamond (A) in the event that, subject to certain conditions, HGV does not consummate the Merger when required pursuant to the Merger Agreement or (B) prior to the time the HGV Stockholder Approval is obtained, if the board of directors of HGV (or a committee thereof) has withdrawn, modified or qualified its recommendation in favor of the Share Issuance. In the event HGV does not consummate the Merger when required pursuant to the Merger Agreement and Diamond terminates the Merger Agreement, then, subject to certain conditions, HGV may be required to pay a termination fee of $73.5 million to Diamond. Further, if either party terminates the Merger Agreement following the board of directors of HGV (or a committee thereof) withdrawing, modifying or qualifying its recommendation in favor of the Share Issuance and at such time the HGV Stockholder Agreement has not already been obtained, HGV may be required to pay a termination fee of $44.1 million to Diamond. In the event the HGV Stockholder Approval is not obtained and the Merger Agreement is terminated for this reason, HGV will reimburse up to $7.5 million of Diamond’s and its stockholders’ fees and expenses.

At the Closing, HGV, certain controlled affiliates of Apollo (the “Apollo Stockholders”) and, for certain limited purposes, Hilton Worldwide Holdings Inc. (“Hilton”), will enter into a stockholders agreement in the form attached to the Merger Agreement (the “Stockholders Agreement”), pursuant to which, among other things, the Apollo Stockholders will have board designation rights, registration rights and be subject to customary standstill obligations. Immediately following the Effective Time, HGV’s board of directors will consist of nine members, seven of whom will be the current directors of HGV and two of whom will be designated by the Apollo Stockholders.

A copy of the Merger Agreement is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement. The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about HGV or Diamond. In particular, the assertions embodied in the representations and warranties in the Merger Agreement were made as of a specified date, are modified or qualified by information in confidential disclosure schedules provided by each party to the other in connection with the signing of the Merger Agreement, may be subject to a contractual standard of materiality different from what might be viewed as material to HGV’s stockholders, or may have been used for the purpose of allocating risk between the parties. Accordingly, the representations and warranties in the Merger Agreement are not necessarily characterizations of the actual state of facts about HGV or Diamond at the time they were made or otherwise and should only be read in conjunction with the other information that HGV makes publicly available in reports, statements and other documents filed with the SEC.

Debt Commitment Letter

In connection with the proposed Merger, HGV Borrower obtained a financing commitment to provide a new $1.3 billion seven-year senior secured term loan facility and a new $675.0 million senior unsecured bridge loan facility (collectively, the “Term Facilities”) to fund the repayment of certain existing indebtedness of HGV and Diamond, pursuant to a commitment letter (the “Commitment Letter”) from Bank of America, N.A, BofA Securities, Inc., Deutsche Bank Securities Inc., Deutsche Bank AG Cayman Islands Branch and Barclays Bank PLC. In addition, pursuant to the Commitment Letter, HGV Borrower obtained “back-stop” commitments to amend its existing revolving credit facility or otherwise enter into a new $800.0 million revolving credit facility (collectively, the “Revolving Facility”) in connection with the Merger. The funding of the Term Facilities and the commitments under the Revolving Facility provided for in the Commitment Letter is contingent on the satisfaction of customary conditions. The actual documentation governing the Term Facilities and the Revolving Facility has not been finalized, and accordingly, the actual terms may differ from the description of such terms in the Commitment Letter.

A copy of the Commitment Letter is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Commitment Letter does not purport to be complete and it is qualified in its entirety by reference to the full text of the Commitment Letter.

Hilton License Agreement Amendment

In connection with the Merger Agreement, HGV entered into an Amended and Restated License Agreement with Hilton on March 10, 2021 (the “A&R License Agreement”), which amends and restates in its entirety the License Agreement, dated as of January 2, 2017, between HGV and Hilton (the “Original License Agreement”), and amended another related agreement (together with the A&R License Agreement, the “Hilton Agreements”). The A&R License Agreement amends the Original License Agreement to allow HGV to integrate the properties, assets and business of Diamond into its business subsequent to the Merger (the “Integration”), including:

•	gradual ramp-up of royalty fee structure over the initial five (5) years following the Closing with respect to—

•

sales of interests or rights to use in a new exchange club or program (“New Club”) to be developed by HGV after the Merger as part of the Integration that may cover both HGV’s current properties and Diamond properties that will convert into HGV brand properties (“New Brand Properties”); and

•	various property-level revenues associated with New Brand Properties, such as transient rental revenues, and certain management fees;

•	extension of the Initial Noncompetition Term (as defined in the A&R License Agreement) by five (5) years to December 31, 2051;

•	amendment of certain provisions related to the parties’ obligations with respect to Hilton’s current co-branded credit card program; and

•

modification to certain marketing rights, marketing channel rights, and lead generation, hotel rate discount, employee participation in certain Hilton programs, and New Brand Properties and New Club branding and licensed mark provisions.

In addition, as required by the Original License Agreement, HGV has obtained the consent of Hilton to HGV entering into the Merger Agreement and completing the Merger.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the A&R License Agreement filed herewith as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01.

Item 3.02 Unregistered Sales of Equity Securities.

The information under Item 1.01 of this Current Report on Form 8-K with respect to the portion of the Merger Consideration payable in HGV Common Shares pursuant to the Merger Agreement is incorporated herein by reference. The HGV Common Shares to be issued as consideration for the Merger will be issued to existing stockholders of Diamond in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Rule 506 under the Securities Act.

Item 7.01 Regulation FD Disclosure.

HGV issued a press release on March 10, 2021 announcing the execution of the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On March 10, 2021, HGV posted an investor presentation to its website at www.hgv.com related to the transactions contemplated by the Merger Agreement. The presentation provides information on both HGV and the proposed Merger and an overview of the strategic rationale for the transaction. The presentation is attached hereto as Exhibit 99.2.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
2.1	Agreement and Plan of Merger, dated as of March 10, 2021, by and among Hilton Grand Vacations Inc., Hilton Grand Vacations Borrower LLC, Dakota Holdings, Inc., and certain stockholders named therein*

10.1	Commitment Letter, dated as of March 10, 2021, by and among Hilton Grand Vacations Borrower LLC, Bank of America, N.A, BofA Securities, Inc., Deutsche Bank Securities Inc., Deutsche Bank AG Cayman Islands Branch and Barclays Bank PLC

10.2	Amended and Restated License Agreement, dated as of March 10, 2021, by and between Hilton Worldwide Holdings Inc. and Hilton Grand Vacations Inc.

99.1	Press Release issued by Hilton Grand Vacation on March 10, 2021

99.2	Investor Presentation Material

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Pursuant to Item 601(b)(2) of Regulation S-K, certain schedules have been omitted. HGV agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.

Forward Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements convey management’s expectations as to our future, and are based on management’s beliefs, expectations, assumptions and such plans, estimates, projections and other information available to management at the time we make such statements. Forward-looking statements include all statements that are not historical facts, including those related to our revenues, earnings, cash flow and operations, and may be identified by terminology such as the words “outlook,” “believe,” “expect,” “potential,” “goal,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “projects,” predicts,” “intends,” “plans,” “estimates,” “anticipates” “future,” “guidance,” “target,” or the negative version of these words or other comparable words.

We caution you that our forward-looking statements involve known and unknown risks, uncertainties and other factors, including those that are beyond our control, that may cause our actual results, performance or achievements to be materially different from the future results. Factors that could cause our actual results to differ materially from those contemplated by our forward-looking statements include: the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the inability to complete the proposed Merger due to the failure to obtain stockholder approval for the proposed Merger or the failure to satisfy other conditions to completion of the proposed Merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; risks related to disruption of management’s attention from HGV’s ongoing business operations due to the transaction; the effect of the announcement of the proposed Merger on HGV’s relationships, operating results and business generally; the risk that the proposed Merger will not be consummated in a timely manner; exceeding the expected costs of the Merger; the material impact of the COVID-19 pandemic on our business, operating results, and financial condition; the extent and duration of the impact of the COVID-19 pandemic on global economic conditions; our ability to meet our liquidity needs; risks related to our indebtedness; inherent business risks, market trends and competition within the timeshare and hospitality industries; our ability to successfully source inventory and market, sell and finance VOIs; default rates on our financing receivables; the reputation of and our ability to access Hilton brands and programs, including the risk of a breach or termination of our license agreement with Hilton; compliance with and changes to United States and global laws and regulations, including those related to anti-corruption and privacy; risks related to our acquisitions, joint ventures, and other partnerships; our dependence on third-party development activities to secure just-in-time inventory; the performance of our information technology systems and our ability to maintain data security; regulatory proceedings or litigation; adequacy of our workforce to meet our business and operation needs; our ability to attract and retain key executives and employees with skills and capacity to meet our needs; and natural disasters or adverse geo-political conditions. Any one or more of the foregoing factors could adversely impact our operations, revenue, operating margins, financial condition and/or credit rating.

For a more detailed discussion of these factors, see the information under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in HGV’s most recent Annual Report on Form 10-K filed with the SEC on March 1, 2021, and may be updated from time to time in our annual reports, quarterly reports, current reports and other filings we make with the SEC.

HGV’s forward-looking statements speak only as of the date of this communication or as of the date they are made. HGV disclaims any intent or obligation to update any “forward looking statement” made in this communication to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time.

Additional Information about the Proposed Transaction and Where to Find It

This filing may be deemed solicitation material in respect of the proposed acquisition of Diamond Resorts by HGV. In connection with the proposed Merger transaction, HGV will file with the SEC and furnish to HGV’s stockholders a proxy statement and other relevant documents. This filing does not constitute a solicitation of any vote or approval. Stockholders are urged to read the proxy statement when it becomes available and any other documents to be filed with the SEC in connection with the proposed Merger or incorporated by reference in the proxy statement because they will contain important information about the proposed Merger.

Investors will be able to obtain free of charge the proxy statement and other documents filed with the SEC at the SEC’s website at https://www.sec.gov. In addition, the proxy statement and HGV’s annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 are available free of charge through HGV’s website at https://investors.hgv.com/. as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.

The directors, executive officers and certain other members of management and employees of HGV may be deemed “participants” in the solicitation of proxies from stockholders of HGV in favor of the proposed Merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of HGV in connection with the proposed Merger will be set forth in the proxy statement and the other relevant documents to be filed with the SEC. You can find information about the Company’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and in its definitive proxy statement filed with the SEC on Schedule 14A on March 26, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILTON GRAND VACATIONS INC.

By:	/s/ Charles R. Corbin
Charles R. Corbin
Executive Vice President, General Counsel and Secretary

Date: March 11, 2021

Exhibit 2.1

Execution Copy

AGREEMENT AND PLAN OF MERGER

BY AND AMONG

HILTON GRAND VACATIONS INC.,

HILTON GRAND VACATIONS BORROWER LLC,

DAKOTA HOLDINGS, INC.,

AP VIII DAKOTA HOLDINGS, L.P.,

AS THE SELLER REPRESENTATIVE,

AP VIII DAKOTA HOLDINGS, L.P., AP DAKOTA CO-INVEST, L.P., REVERENCE CAPITAL PARTNERS OPPORTUNITIES FUND I, L.P., REVERENCE CAPITAL PARTNERS OPPORTUNITIES FUND I (AI), L.P., REVERENCE CAPITAL PARTNERS OPPORTUNITIES FUND I (CAYMAN), L.P., RCP I (CAYMAN) LOWER-TIER B LP, RCP DAKOTA CO-INVEST, L.P. AND RCP DAKOTA CO-INVEST

LOWER-TIER B LP,

AS SELLERS

AND

THE OTHER SELLERS LISTED ON EXHIBIT A

Dated as of March 10, 2021

(Continued)

ii

(Continued)

iii

(Continued)

LIST OF EXHIBITS AND SCHEDULES

Exhibits
Exhibit A	Sellers
Exhibit B	Stockholders Agreement
Exhibit C	Letter of Transmittal

Schedules
Schedule 2.4(a)(i)	Exchange Ratio Calculation
Schedule 2.4(a)(ii)	Sample Closing Statement
Schedule 2.6	Parent Board
Schedule 6.19(g)	Company Pre-Closing Restructuring Transactions
Schedule 7.1(b)	Antitrust Approvals

iv

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER (the “Agreement”), dated as of March 10, 2021 (the “Agreement Date”), is by and among Hilton Grand Vacations Inc., a Delaware corporation (“Parent”); Hilton Grand Vacations Borrower LLC, a Delaware limited liability company and a wholly-owned subsidiary of Parent (“Merger Sub” or “HGV Borrower”); Dakota Holdings, Inc., a Delaware corporation (the “Company”); AP VIII Dakota Holdings, L.P., a Delaware limited partnership, solely as the representative of the Sellers (as hereafter defined) (the “Seller Representative”), AP VIII Dakota Holdings, L.P., a Delaware limited partnership (“AP VIII Holdings”), AP Dakota Co-Invest, L.P., a Delaware limited partnership (“AP VIII Co-Invest” and, together with AP VIII Holdings, the “Apollo Sellers”), RCP Dakota Co-Invest, L.P., a Cayman Islands exempted limited partnership (“RCP Investor 1”), Reverence Capital Partners Opportunities Fund I, L.P., a Delaware limited partnership (“RCP Investor 2”), Reverence Capital Partners Opportunities Fund I (Cayman), L.P., a Cayman Islands exempted limited partnership (“RCP Investor 3”), Reverence Capital Partners Opportunities Fund I (AI), L.P., a Delaware limited partnership (“RCP Investor 4”), RCP I (Cayman) Lower-Tier B LP, a Cayman Islands exempted limited partnership (“RCP Investor 5”), RCP Dakota Co-Invest Lower-Tier B LP, a Cayman Islands exempted limited partnership (“RCP Investor 6” and, together with RCP Investor 1, RCP Investor 2, RCP Investor 3, RCP Investor 4 and RCP Investor 5, the “Reverence Sellers”) and each Person listed on Exhibit A (each, a “Seller” and collectively the “Sellers”). Capitalized terms used in this Agreement and not otherwise defined shall have the meanings indicated in Article I.

RECITALS

WHEREAS, the board of directors of Parent (the “Parent Board”) has unanimously (i) determined that this Agreement and the transactions contemplated by this Agreement, including the Merger (as defined below), are advisable, fair to and in the best interests of Parent and the holders of Parent Common Shares, (ii) authorized, approved and declared advisable this Agreement and the transactions contemplated by this Agreement, including the Merger, (iii) directed that the approval of the issuance of Parent Common Shares (as defined below) pursuant to the Merger (the “Parent Share Issuance”) be submitted to a vote at a meeting of the holders of Parent Common Shares entitled to vote on such matters, and (iv) resolved to recommend that the holders of Parent Common Shares approve the Parent Share Issuance;

WHEREAS, the sole member of Merger Sub has (i) determined that this Agreement and the transactions contemplated by this Agreement, including the Merger, are advisable, fair to and in the best interest of Merger Sub and its sole member and (ii) approved and adopted this Agreement and the transactions contemplated by this Agreement, including the Merger;

WHEREAS, the board of directors of the Company (the “Company Board”) has unanimously (i) determined that this Agreement and the transactions contemplated by this Agreement, including the Merger, are advisable, fair to and in the best interests of the Company and its stockholders, (ii) authorized, approved and declared advisable this Agreement and the transactions contemplated by this Agreement, including the Merger, (iii) directed that the adoption of this Agreement and the approval of the Merger be submitted for approval by the stockholders of the Company by requisite written consent, and (iv) resolved to recommend that the stockholders of the Company approve the adoption of this Agreement and approve the Merger;

WHEREAS, Parent, Hilton Worldwide Holdings Inc., a Delaware corporation (“Hilton”), AP VIII Dakota Holdings, L.P., a Delaware limited partnership and AP Dakota Co-Invest, L.P., a Delaware limited partnership have agreed to enter into a Stockholders Agreement in the form of Exhibit B hereto at the Closing (the “Stockholders Agreement”);

WHEREAS, the parties hereto have received in writing the consent of Hilton, approving and adopting this Agreement and the transactions contemplated by this Agreement, including the Merger, pursuant to, and for all purposes under, that certain License Agreement, dated as of January 2, 2017, by and between Hilton and Parent (the “Hilton License Agreement” and such consent, the “Hilton Consent”);

WHEREAS, contemporaneously with the execution and delivery of this Agreement, in connection with the Merger, Parent and Hilton have entered into an amendment to the Hilton License Agreement and one or more amendments to the certain other agreements between Parent and Hilton, each of which will become effective as of the Effective Time (collectively, the “Hilton Amendments”); and

WHEREAS, it is the intention of the parties hereto that, for U.S. federal income tax purposes, (i) the Merger shall qualify as a “reorganization” within Section 368(a) of the Code and (ii) this Agreement constitutes, and is adopted as, a “plan of reorganization” for purposes of Sections 354 and 361 of the Code.

AGREEMENT

In consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the parties agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1. Certain Defined Terms. For purposes of this Agreement:

“2021 Securitization Net Proceeds Amount” means, with respect to the Company 2021 Securitization Transaction, the proceeds of the sale of the related asset-backed notes, net of (i) the placement fee and other transaction expenses, (ii) the amount escrowed to fund the prefunding account and (iii) the amount used to repay the existing indebtedness under the related financing facilities.

“Accounting Method Change” means the Company’s application to change its method of determining the cost of vacation ownership interests and cost of sales expense for U.S. federal income tax reporting purposes, which the Company submitted to the IRS on IRS Form 3115 dated as of December 30, 2020.

“Acquisition Proposal” means any proposal or offer from any Person (other than the Sellers or the Company) relating to any direct or indirect acquisition or purchase of a business that constitutes fifty percent (50%) or more of the net revenues, net income or assets of Parent and its Subsidiaries, taken as a whole, or fifty percent (50%) or more of the total voting power of the equity securities of Parent, any tender offer or exchange offer that if consummated would result in any Person beneficially owning fifty percent (50%) or more of the total voting power of the equity securities of Parent, or any merger, division, reorganization, consolidation, share exchange, business combination, recapitalization, liquidation, dissolution or similar transaction involving Parent (or any Subsidiary or subsidiaries of Parent whose business constitutes fifty percent (50%) or more of the net revenues, net income or assets of Parent and its Subsidiaries, taken as a whole).

“Action” means any claim, action, suit, arbitration, investigation, audit or proceeding by or before any Governmental Authority.

“Affiliate” means, with respect to any Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such first Person. Notwithstanding anything herein to the contrary, other than in the cases of the definitions of “Seller Representative Parties” and “Related Party” and in Section 4.20, Section 4.32, Section 6.5, Article IX, Section 10.10 and Section 10.20, in no event shall any of the Sellers (other than the Apollo Sellers), the Company or any of their respective Subsidiaries be considered an Affiliate of Apollo Global Management, Inc. or any portfolio company or investment fund or account affiliated with or managed directly or indirectly by an Affiliate of Apollo Global Management, Inc., nor shall any portfolio company or investment fund or account affiliated with or managed directly or indirectly by an Affiliate of Apollo Global Management, Inc. be considered an Affiliate of any of the Sellers (other than the Apollo Sellers), the Company or any of their respective Subsidiaries.

“Ancillary Agreements” means the Stockholders Agreement, the Hilton Consent and the Hilton Amendments.

“Appraisal Shares” means Company Shares validly issued and outstanding immediately before the Effective Time and held by a holder who has not voted in favor of the Merger (or consented thereto in writing or by electronic transmission) and who properly demands appraisal for such Company Shares in accordance with, and who complies in all respects with, Section 262 of the DGCL.

“Business Day” means any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by Law to be closed in The City of New York.

“CARES Act” means the Coronavirus Aid, Relief, and Economic Security Act (H.R. 748, as amended, supplemented or otherwise modified from time to time, including by the Paycheck Protection Program and Health Care Enhancement Act, the Paycheck Protection Program Flexibility Act of 2020, S.4116 and the Consolidated Appropriations Act, 2021) and any similar or successor Law or executive order or executive memo (including the Memorandum on Deferring Payroll Tax Obligations in Light of the Ongoing Covid-19 Disaster, dated August 8, 2020, and IRS Notice 2020-65) in any U.S. jurisdiction, and any subsequent Law intended to address the consequences of COVID-19, including the Health and Economic Recovery Omnibus Emergency Solutions Act and the Health, Economic Assistance, Liability Protection, and Schools Act.

“Code” means the Internal Revenue Code of 1986, as amended.

“Company 2021 Securitization Transaction” means the term Securitization Transaction as described in Section 6.17(f).

“Company Entity” means each of the Company and each of its direct or indirect Subsidiaries.

“Company Fundamental Representations” shall mean the representations and warranties set forth in Section 4.1, Section 4.2, Section 4.4, Section 4.23, Section 4.24, Section 4.27, and Section 4.30.

“Company Material Adverse Effect” means any event, change, occurrence, development or effect that, individually or taken as a whole with all other events, changes, occurrences, developments or effects, would, or is reasonably expected to, (i) prevent, materially delay or materially impede the performance by the Company or the Sellers of their obligations under this Agreement or the consummation of the transactions contemplated hereby, or (ii) have a material adverse effect on the business, properties, financial condition or results of operations of the Company Entities, taken as a whole, other than, in the case of the foregoing clause (ii) only, any event, change, occurrence, development or effect (by itself or taken together with any and all other events, changes, occurrences, developments or effects) constituting or resulting from (A) changes or developments in general economic, business or geopolitical conditions or financial, debt, capital, currency or securities markets (including changes in interest rates or exchange rates), (B) general changes or developments in any of the industries in which the Company Entities operate, (C) any weather, meteorological conditions or climate, storms, earthquakes, floods, hurricanes, tornadoes, volcanic eruptions or natural disasters, epidemics or pandemics (including COVID-19) or any escalation or worsening of any of the foregoing, (D) changes after the Agreement Date in any applicable Laws or applicable accounting regulations or principles (including GAAP) or, in each case, any change in the interpretations thereof or the adoption or addition of any new Laws or the rescission, expiration or retirement of any current Laws, (E) any outbreak or escalation of hostilities or any acts of war (whether or not declared) or terrorism, (F) any work stoppages, layoff, furlough or reduced work schedule of employees or independent contractors of any of the Company Entities resulting from, arising out of or otherwise related to COVID-19 (and the impact of any associated shutdown, shelter in place or non-essential business order or other similar measures mandated by any applicable Governmental Authority), (G) the execution and delivery of this Agreement (other than in the case of the representations and warranties contained in Section 4.2, Section 4.3, Section 4.23, Section 4.24, and Section 4.27) or announcement or pendency of this Agreement and the transactions contemplated hereby or (H) any failure by the Company to meet its internal or published projections, budgets, plans or forecasts of its revenues, earnings or other financial performance or results of operations (it being understood that the underlying facts or occurrences giving rise to or contributing to such failure, not otherwise excluded by the exceptions set forth in this definition, shall be taken into consideration when determining whether a Company Material Adverse Effect has occurred or is reasonably expected to occur), provided, that with respect to a matter described in any of the foregoing clauses (A) through (F), such matter will only be excluded to the extent such matter does not have a disproportionate effect on the Company Entities, taken as a whole, relative to other participants in the industries or markets in which the Company Entities operate (in which case solely the incremental disproportionate effect may be taken into account in determining whether there has been a Company Material Adverse Effect).

“Company Offering Documents” means, (i) as for sales of Vacation Ownership Interests, that certain Vacation Club and Exchange Program documentation for a Vacation Club in which Vacation Ownership Interests are currently being offered or previously offered for sale in the ordinary course of business by a Company Entity following acquisition of such Company Entity by the Company or one of its Subsidiaries (including the public offering statement, form of purchase and sale agreement, consumer financing documents, and non-deeded timeshare sales disclosure documents), (ii) as for operating and timeshare program governing matters for the Vacation Club declaration, trust agreement(s), rules and regulations, and the Vacation Club Association formation documents, applicable to such Vacation Club; and (iii) as for a component site containing Vacation Ownership Interests dedicated to a Vacation Club, the condominium or timeshare documentation or other real estate documents applicable to the subdivision or shared ownership or use of the property, the property owners’ association formation documents, and any other declaration of covenants, reciprocal easement agreements or use and amenities agreements, and all similar or related documents and instruments, as the context requires.

“Company Owned Real Property” means the real property owned by a Company Entity, together with all buildings and other structures, facilities or improvements currently or as of the Closing Date located thereon and all easements, licenses, rights and appurtenances of such Company Entity relating to the foregoing, in each case excluding any Vacation Ownership Interests.

“Company Securities” means all Company Shares, Options and any other securities of the Company outstanding.

“Company Stock Plan” means the Dakota Holdings, Inc. 2016 Equity Incentive Plan, as amended by that certain First Amendment to the Dakota Holdings, Inc. 2016 Equity Incentive Plan, dated as of October 19, 2020.

“Company Stockholder” means a holder of Company Shares.

“Company Warehouse Facilities” means each of:

(i) the Natixis Warehouse Facility;

(ii) the Deutsche Bank Warehouse Facility;

(iii) the Amended and Restated Loan Agreement, dated as of September 30, 2020, by and among Diamond Resorts/CO Borrower 2016, LLC, as borrower, Diamond Resorts Corporation, Diamond Resorts Holdings, LLC, Diamond Resorts International, Inc., each as a performance guarantor, Diamond Resorts/CO Seller 2016, LLC, as seller, the lenders from time to time party thereto and Capital One, National Association, as administrative agent (as amended by the Omnibus Amendment dated as of March 10, 2021);

(iv) the CS VFN Facility;

(v) the Amended and Restated Loan Sale and Servicing Agreement dated as of December 31, 2012, by and among Quorum Federal Credit Union, DRI Quorum 2010 LLC, Diamond Resorts Financial Services, Inc., as servicer, and Wells Fargo Bank, National Association as back-up servicer (as amended by the First Amendment to Amended and Restated Loan Sale and Servicing Agreement dated September 30, 2015, the Second Amendment to Amended and Restated Loan Sale and Servicing Agreement dated June 10, 2016, and the Third Amendment to Amended and Restated Loan Sale and Servicing Agreement dated June 23, 2017); and

(vi) the CS Borrower LLC Facility.

“Compliant” means, with respect to the Required Information, that (a) such Required Information does not contain any untrue statement of a material fact regarding the Company Entities or omit to state any material fact regarding the Company Entities necessary in order to make such Required Information not misleading in light of the circumstances in which it was made, (b) such Required Information is compliant in all material respects with all requirements for information customarily included in an offering memorandum for an offering of non-convertible, high yield debt securities issued pursuant to Rule 144A promulgated under the Securities Act (“Rule 144A”) (including, with respect to the historical financial statements included in the Required Information, that such financial statements are in a form sufficient to comply with Rule 3-05 of Regulation S-X under the Securities Act), (c) with respect to any interim financial statements, such interim financial statements have been reviewed by the Company’s auditors as provided in Statement on Auditing Standards No. 100, and (d) the financial statements and other financial information included in such Required Information would not be deemed stale (and would not have to be updated at any time during the Marketing Period) or otherwise be unusable under customary practices for offerings and private placements of non-convertible, high yield debt securities issued under Rule 144A and are, and remain throughout the Marketing Period, sufficient to permit the Debt Financing Sources (including placement agents or initial purchasers) to receive customary comfort letters from such independent auditors on the financial statements and financial information contained in offering documents pertaining to the Committed Debt Financing, including as to customary negative assurances and change period, in order to consummate any offering of non-convertible, high yield debt securities throughout the Marketing Period.

“Continuing Employee” means each employee of the Company or any of its Subsidiaries who becomes an employee of Parent or an Affiliate of Parent immediately after the Effective Time or who continues to have an employment relationship with the Surviving Company or any of its Subsidiaries immediately after the Effective Time.

“Contract” means any loan, guarantee of indebtedness or credit agreement, debenture, note, bond, mortgage, indenture, guarantee, license, deed of trust, lease, purchase or sale order or other contract, commitment, agreement, or other binding instrument or obligation, in each case, whether written or oral.

“control,” including the terms “controlled by” and “under common control with,” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, as trustee or executor, as general partner or managing member, by contract, statutory control rights under applicable Law or otherwise. Solely with respect to a Vacation Club Association, the terms “control” and “controlled by” mean the ability of any Company Entity, whether directly or indirectly, to elect a majority of the members of the board of directors of such Vacation Club Association or the possession of a majority of the voting rights which are customarily present in person or by proxy for matters subject to a vote of such Vacation Club Association. Solely with respect to a Vacation Ownership Association, the terms “control” and “controlled by” mean the ability of any Company Entity or any Parent Entity, as applicable, whether directly or indirectly, to elect a majority of the members of the board of directors of such Vacation Ownership Association or the possession of a majority of the voting rights which are customarily present in person or by proxy for matters subject to a vote of such Vacation Ownership Association.

“COVID-19” means SARS-CoV-2 or COVID-19, and any evolutions or mutations thereof or related or associated epidemics, pandemic or disease outbreaks.

“Credit Facility” means the First Lien Credit Agreement, dated as of September 2, 2016, among Dakota Parent, Inc., Diamond Resorts International, Inc. (as the survivor of the merger with Dakota Merger Sub, Inc.), as borrower, the subsidiary guarantors party thereto from time to time, Barclays Bank PLC, as administrative agent and the other parties thereto from time to time, as, further amended, restated, amended and restated, supplemented or modified from time to time.

“CS Borrower LLC Facility” means the Receivables Loan Agreement, dated as of March 29, 2019, by and among Diamond Resorts CS Borrower LLC, as borrower, Wells Fargo Bank, National Association, as collateral agent, as paying agent and as securities intermediary, the financial institutions from time to time party thereto as lenders and Credit Suisse AG, New York Branch, as administrative agent and including the Servicing Agreement referred to therein dated as of March 29, 2019 (as such Servicing Agreement is amended by Omnibus Amendment No.1, dated as of March 29, 2019 and Omnibus Amendment No. 2 dated March 10, 2021).

“CS VFN Facility” means the Ninth Amended and Restated Indenture, dated as of August 24, 2020, by and among Diamond Resorts Issuer 2008 LLC, as issuer, Diamond Resorts Financial Services, Inc., as servicer, Wells Fargo Bank, National Association, as trustee, as custodian and as back-up servicer, and Credit Suisse AG, New York Branch, as administrative agent (as amended by the Omnibus Amendment dated March 10, 2021 thereto and to the other documents set forth therein).

“Debt Financing” means the Committed Debt Financing.

“Debt Financing Parties” means (a) the Debt Financing Sources, (b) all Affiliates of the Debt Financing Sources, and (c) all current, former or future partners, trustees, shareholders, equityholders, limited partners, controlling persons and representatives of each Person identified in the foregoing clauses (a) and (b) and, in each case of clauses (a) through (c), their respective successors and assigns.

“Debt Financing Sources” means the Persons, including lenders, agents, managers, arrangers, bookrunners and other financial institutions, that have committed to provide or arrange, or have otherwise entered into agreements in connection with, the Debt Financing or any Alternative Financing, in connection with the transactions contemplated by this Agreement, including the parties to the Debt Commitment Letter or any other commitment letter with respect to any Alternative Financing and any engagement letters, purchase agreements, joinder agreements, indentures or credit agreements entered into pursuant to, or relating to, the Debt Financing.

“Deutsche Bank Warehouse Facility” means the Receivables Loan Agreement, dated as of December 16, 2016, by and among Diamond Resorts DB Borrower LLC, as borrower, Wells Fargo Bank, National Association, as collateral agent, paying agent and securities intermediary, the persons from time to time party thereto as conduit lenders, the financial institutions from time to time party thereto as committed lenders, the financial institutions from time to time party thereto as managing agents and Deutsche Bank Securities, Inc., as administrative agent and as structuring agent, as amended by that Omnibus Amendment No. 1 to Receivables Loan Agreement and Performance Guaranty dated November 21, 2019, by that Omnibus Amendment No. 2 to Receivables Loan Agreement and Amendment No. 1 to Servicing Agreement dated July 15, 2020 and by Amendment No. 3 to the Receivables Loan Agreement effective as of March 10, 2021.

“DGCL” means the Delaware General Corporation Law.

“Employee Plan” means any retirement, pension, multiemployer (within the meaning of Section 4001(a)(3) of ERISA), profit sharing, deferred compensation, savings, bonus, incentive, sales commission, cafeteria, medical, dental, vision, hospitalization, life insurance, accidental death and dismemberment, medical expense reimbursement, dependent care assistance, tuition reimbursement, disability, sick pay, holiday, vacation, retention, employment, individual consulting, severance, termination, change of control, equity purchase, equity option, restricted equity, phantom equity, equity appreciation rights, employee loan, fringe benefit or other employee benefit plan, program, policy, agreement or arrangement (including any “employee benefit plan” within the meaning of Section 3(3) of ERISA (whether or not subject to ERISA)) (a) sponsored, maintained or contributed to by the Company or any of its Subsidiaries for the benefit of any current or former employee, officer, director, retiree, or independent service provider of the Company or any of its Subsidiaries or any spouse, dependent, or beneficiary thereof, or (b) with respect to which the Company or any of its Subsidiaries has any obligation or liability, contingent or otherwise, or (c) under which any employee of the Company, any of its Subsidiaries or any of has any present or future rights to benefits (including any mandatory state or social security plan in which the Company or any of its Subsidiaries participates); provided, however, that the term “Employee Plan” shall not include any plan, program or arrangement that is both mandated and maintained by a Governmental Authority to the extent funded by employment Taxes, social or national insurance contributions or similar obligations.

“Equitable Principles” means (i) bankruptcy, insolvency, reorganization, moratorium and similar Laws relating to or affecting creditors’ rights and remedies generally, and (ii) general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exchange Program” means any method, arrangement, or procedure for the exchange by members of the right to use and occupy accommodations among members (provided that, for purposes of this definition, a Vacation Club not separately registered as an Exchange Program shall not be considered an Exchange Program).

“Exchange Ratio” has the meaning set forth on Schedule 2.4(a)(i).

“Excluded Information” means (a) pro forma financial statements or pro forma financial information (but, for the avoidance of doubt, shall not include historical financial information of the Company Entities reasonably necessary for Parent to prepare pro forma financial statements pursuant to clause (iii)(x) of the definition of “Required Information” or in connection with the Proxy Statement), (b) information regarding any post-Closing or pro forma cost savings, synergies, capitalization, ownership or other post-Closing pro forma adjustments desired to be incorporated into any of the information used in connection with the Committed Debt Financing, (c) any description of all or any portion of the Committed Debt Financing, including any such description to be included in liquidity and capital resources disclosure or any “description of notes,” and other information customarily provided by financing sources or their counsel, (d) projections, risk factors or other forward-looking statements relating to all or any component of the Committed Debt Financing or (e) any financial statements or other information of the type required by Rule 3-09, Rule 3-10 (but including financial data regarding the Company Entities sufficient to enable Parent to include customary disclosure regarding guarantor and nonguarantor information) or Rule 3-16 of Regulation S-X under the Securities Act, any Compensation Discussion and Analysis or other information required by Item 402 of Regulation S-K under the Securities Act or any other information customarily excluded from an offering memorandum for private placements of nonconvertible high-yield debt securities under Rule 144A.

“Excluded Liabilities” means, without duplication, any of the following:

(i)

the aggregate amount, if any, by which the Funded Indebtedness of the Company Entities as of immediately prior to the Closing exceeds the aggregate amount of Funded Indebtedness set forth on the Locked Box Balance Sheet;

(ii)	the aggregate amount, if any, by which the Unsecured Indenture as of immediately prior to the Closing exceeds the aggregate amount of the Unsecured Indenture set forth on the Locked Box Balance Sheet;

(iii)	any Indebtedness of the Company Entities other than Indebtedness in respect of Rolled Debt or Funded Indebtedness;

(iv)	all Transaction Expenses; and

(v)

any compensation (including equity or equity-based compensation), bonus, severance, retention, or other benefits payable, granted or provided to any employee, officer, director or other individual service providers of the Company or its Subsidiaries (including the expense of any directors & officers insurance policy), other than (A) compensation, bonus or benefits payable, granted or provided as required by the terms of any Employee Plan in effect as of the Agreement Date (other than with respect to any Employee Plan which provides for retention bonuses that are not accrued as of the Agreement Date, including those set forth on Section 1.1(e) of the Company Disclosure Schedules) or (B) as permitted pursuant to Section 6.1(k).

For the avoidance of doubt, any items that constitute Leakage shall not be included or otherwise constitute Excluded Liabilities.

“FFS Developers” means the Persons listed in Section 1.1(a) of the Parent Disclosure Schedules.

“FFS Documents” means those material Contracts between a FFS Developer and a Parent Entity regarding the development, operation, marketing and sale of Vacation Ownership Interests owned or operated by an FFS Developer, including any sales and marketing agreements and hotel or timeshare management agreements, all as more particularly listed in Section 1.1(b) of the Parent Disclosure Schedules.

“Funded Indebtedness” means, as at a specified date, other than with respect to the Rolled Debt, (i) any amounts due under the Credit Facility; (ii) any amounts due under the Secured Indenture; (iii) all liabilities and amounts owed by the Company or any of its Subsidiaries in respect of the acceleration, termination, cancellation or prepayment of indebtedness for the foregoing items; and (iv) any accrued and unpaid interest on the foregoing items.

“GAAP” means United States generally accepted accounting principles as in effect on the Agreement Date.

“Government Official” means any officer or employee of a government or any department, agency or instrumentality thereof, or of a public international organization, or any Person acting in an official capacity or on behalf of any such government, department, agency or instrumentality or for, or on the behalf of, such public international organization, including directors, officers, managers, employees and other agents of any enterprise owned directly or indirectly by a government or public international organization.

“Governmental Authority” means (i) any United States or non-United States national, federal, state, county, municipal or local governmental, regulatory (including stock exchange) or taxing or administrative authority, agency or commission or any judicial or arbitral body, (ii) any public international organization, (iii) any agency, instrumentality, division, bureau, department or other political subdivision of any government, entity or organization described in the foregoing clauses (i) or (ii) of this definition, (iv) any company, business, enterprise or other entity owned, in whole or in part, or controlled by any government, entity, organization or other Person described in the foregoing clauses (i), (ii) or (iii) of this definition or (v) any political party.

“HGV Securitization Transaction” means any securitization, term loan, credit facility or financing transaction pursuant to which (a) Parent, HGV or any of their Subsidiaries sells, conveys or transfers directly or indirectly to a special purpose subsidiary and (b) such special purpose subsidiary conveys or otherwise transfers to any other person or grants a security interest to any other person in any loans, receivables or other assets (whether now existing or hereafter acquired) or any undivided interest therein, and any assets or property relating thereto. For avoidance of doubt, “HGV Securitization Transaction” shall include the warehouse financings, any financing transaction related to an HGV Securitization Transaction or prospective HGV Securitization Transaction or purchase facility. As used in this definition, “special purpose subsidiary” means each Subsidiary of Parent or HGV that is a special purpose vehicle (whether a limited liability company, corporation, trust or other entity) that is utilized in a HGV Securitization Transaction involving assets of any of Parent, HGV or their Subsidiaries.

“Immaterial Amendment” means any amendment, waiver, consent or other modification entered into or action taken under the Securitization Instruments by the Company or any of its subsidiaries that does not (i) adversely affect the Company and its Subsidiaries, taken as a whole, in any respect (other than a de minimis adverse effect), (ii) increase the obligations of the Company and its Subsidiaries under the Securitization Instrument (other than a de minimis increase of such obligations), (iii) surrender any rights of the Company or its Subsidiaries under the Securitization Instruments (other than a de minimis surrender of rights), (iv) impact the ability of the related borrower from terminating early and prepaying such facility without penalty or (v) require any direct out-of-pocket expenditure by the Company or its Subsidiaries to any party under, any of the Securitization Instruments exceeding, individually or in the aggregate with all other payments made in connection with amendments, waivers, consents or other modifications under clauses (i) through (iv) of this definition of “Immaterial Amendment”, $1,000,000; provided that Parent and HGV Borrower shall have received drafts of such documents reasonably in advance of execution and all fees, costs and expenses arising from the negotiation and consummation of any such Immaterial Amendment shall be borne by the Company.

“Immediate Family” means, with respect to any specified Person, such Person’s spouse, parents, children and siblings, including adoptive relationships and relationships through marriage, or any other relative of such Person that shares such Person’s home.

“In-the-Money Options” means all Options outstanding immediately prior to the Effective Time having an exercise price per share immediately prior to the Effective Time that is less than the product of (i) the Exchange Ratio multiplied by (ii) the Parent Stock Value.

“Indebtedness” of any Person means, without duplication, the sum of (i) the outstanding principal amount of, and accrued and unpaid interest of, (A) indebtedness of such Person for borrowed money and (B) indebtedness evidenced by notes, debentures, bonds or other similar instruments for the payment of which such Person is responsible or liable (in each case including any unpaid principal, premium, accrued and unpaid interest, related expenses, prepayment penalties or premiums, make-wholes, breakage costs, commitment and other fees, reimbursements and all other amounts payable in connection therewith upon extinguishment); (ii) all obligations issued or assumed for the deferred purchase price of property, assets or services (other than trade payables incurred in the ordinary course of business), all conditional sale obligations of such Person, all obligations of such Person under any title retention agreement, all obligations for deposits on pending sales of assets and all obligations for earn-outs, holdbacks of purchase price or other similar obligations (excluding any note repurchase obligations with respect to the Gold Key portfolio); (iii) the amount required to be paid to terminate or unwind all interest rate or currency swaps or other swap, hedge, derivative or similar Contracts; (iv) all obligations for deferred compensation, post-retirement welfare benefits and unfunded or underfunded obligations under any Employee Plan (other than any multiemployer plan within the meaning of 4001(a)(3) of ERISA), including, in each case, all employer-side employment Taxes, social or national insurance contributions or similar obligations payable with respect to thereto (without regard to any ability of the Company or any of its Subsidiaries to defer any such Taxes under the CARES Act); (v) any unaccrued and unpaid severance, restructuring or other termination-related payments or obligations owed to any Person arising at or prior to Closing with respect to the termination of any current or former employee, officer, director, or individual service provider, including all employer-side employment Taxes, social or national insurance contributions or similar obligations payable with respect thereto (without regard to any ability of the Company or any of its Subsidiaries to defer any such Taxes under the CARES Act); (vi) the obligations under capitalized leases or equipment financing, but excluding any effects of ASC 842 and any requirement for classification of leases as capital leases thereunder; (vii) all obligations of the type referred to in the foregoing clauses (i) through (vi) of other Persons for which such Person is responsible or liable, directly or indirectly, as obligor, guarantor or surety or for which such obligations are secured by any Lien on any property or asset of such Person and (viii) the aggregate amount of the items set forth on Section 1.1(c)(1) of the Company Disclosure Schedule. Notwithstanding anything in this Agreement to the contrary, Indebtedness shall exclude the items set forth on Section 1.1(c)(2) of the Company Disclosure Schedule.

“Indenture Default” means (i) a Willful Breach by the Sellers or any Company Entity of the Unsecured Indenture or (ii) (x) the occurrence of a “Change of Control” (as defined in the Unsecured Indenture) or (y) a “Default” or an “Event of Default” (as defined in the Unsecured Indenture), in each case, under the terms of the Unsecured Indenture, as in effect on the Agreement Date.

“Indentures” means each of (i) the Indenture, dated as of August 31, 2016, by and among Diamond Resorts International, Inc. (as the survivor of the merger with Dakota Merger Sub, Inc.), as issuer, the subsidiary guarantors party thereto from time to time and Wilmington Trust, National Association (the “Secured Indenture”), as trustee in respect of the 7.75% first-priority senior secured notes due 2023, as amended by Supplemental Indenture No. 1, dated as of September 2, 2016, Supplemental Indenture No. 2, dated as of April 20, 2018, Supplemental Indenture No. 3, dated as of August 15, 2018, Supplemental Indenture No. 4, dated as of August 2, 2019, and Supplemental Indenture No. 5, dated as of July 24, 2020, by and among Diamond Resorts International, Inc., the subsidiary guarantors party thereto and Wilmington Trust, National Association and (ii) the Indenture, dated as of August 31, 2016, by and among Diamond Resorts International, Inc. (as the survivor of the merger with Dakota Merger Sub, Inc.), as issuer, the subsidiary guarantors party thereto from time to time and Wilmington Trust, National Association, as trustee in respect of the 10.75% senior notes due 2024, as amended by Supplemental Indenture No. 1, dated as of September 2, 2016, Supplemental Indenture No. 2, dated as of April 20, 2018, Supplemental Indenture No. 3, dated as of August 15, 2018, Supplemental Indenture No. 4, dated as of August 2, 2019, and Supplemental Indenture No. 5, dated as of July 24, 2020, by and among Diamond Resorts International, Inc., the subsidiary guarantors party thereto and Wilmington Trust, National Association (the “Unsecured Indenture”).

“Intellectual Property” means all intellectual property and proprietary rights worldwide, including all: (a) patents; (b) trademarks, service marks, trade names, brand names, slogans, logos, trade dress, design marks, business and corporate names, Internet domain names, social and mobile media identifiers and any other designations of source or origin, together with all common law rights thereto and goodwill associated therewith; (c) copyrights (including copyrights in IT Systems), moral rights, rights of authorship and attribution, and rights in databases and data collections and other works of authorship; (d) trade secrets, confidential information, know-how, processes, inventions, algorithms, models and methods; and (e) registrations, applications, continuations, divisionals, continuations-in-part, provisionals, renewals, reissues, re-examinations, and foreign counterparts for any of the foregoing.

“Intervening Event” means a material event, change, effect, development, circumstance or occurrence with respect to Parent and its Subsidiaries, taken as a whole, that (i) improves or would be reasonably expected to improve the business, financial condition or continuing results of operations of Parent and its Subsidiaries, taken as a whole, (ii) is and was not known or reasonably foreseeable (with respect to substance or timing) by Parent or the Parent Board as of the Agreement Date and (iii) first becomes known to Parent or the Parent Board prior to the time Parent Stockholder Approval is obtained; provided that in no event shall any of the following, individually or in the aggregate, constitute, or be taken into account in determining the existence of, an Intervening Event: (A) any event, fact, change, effect, development, circumstance or occurrence (I) resulting from or arising out of any breach of this Agreement by Parent or Merger Sub, (II) that involves or relates to any proposal or offer from any Person (other than the Sellers or the Company) relating to any direct or indirect acquisition or purchase of a business, any tender offer or exchange offer, or any merger, division, reorganization, consolidation, share exchange, business combination, recapitalization, liquidation, dissolution or similar transaction, in each case involving Parent (or any Subsidiary or subsidiaries of Parent) that is not an Acquisition Proposal or any inquiry or communications or matters relating thereto or (III) that is set forth in clause (A) of clause (ii) of the definition of Parent Material Adverse Effect; (B) the fact, in and of itself, that Parent meets or exceeds any internal or published forecasts or projections for any period, or any changes after the Agreement Date in the market price or trading volume of Parent Common Shares; (C) the reasonably foreseeable consequences of the announcement of this Agreement or the transactions contemplated hereby; or (D) any event, fact, change, effect, development, circumstance or occurrence relating to or involving any of the Company Entities.

“IRS” means the Internal Revenue Service of the United States.

“IT Systems” means all hardware, systems, databases, websites, applications, software, networks, data processing equipment, telecommunications systems and networks, platforms, peripherals, interfaces, and information technology assets and infrastructure.

“Knowledge” means, (i) with respect to the Company, the actual knowledge of the persons listed in Section 1.1(a) of the Company Disclosure Schedules, after reasonable due inquiry and (ii) with respect to Parent, the actual knowledge of the persons listed in Section 1.1(c)) of the Parent Disclosure Schedules, after reasonable due inquiry.

“Law” means any statute, law, ordinance, regulation, rule, code, injunction, judgment, decree or order of any Governmental Authority, including all applicable usury, consumer lending and insurance laws, CFPB-issued regulations, rules and directives, the Truth in Lending Act, the Consumer Credit Protection Act, the Equal Credit Opportunity Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Real Estate Settlement Procedures Act, the USA PATRIOT Act, the Gramm-Leach-Bliley laws, all applicable laws relating to the Processing of Personal Data, the International Money Laundering Abatement and Anti-Terrorist Financing Act, the federal Fair Housing Act, the Equal Credit Opportunity Act, all national, federal, state and local laws enacted to combat predatory lending practices, the Flood Disaster Protection Act, the Federal Trade Commission Act, the Telephone Consumer Protection Act, the CARES Act, any applicable laws in connection with the origination, purchase, processing, servicing, underwriting and credit approval of the financing of any Vacation Ownership Interest, and any foreign equivalents of such Laws that are applicable to Parent, the Company, and their respective Subsidiaries and operations.

“Leakage” means, without duplication, any of the following occurring from and including the Locked Box Date through the Closing (excluding (i) any items to the extent taken into account as an Excluded Liability, which such items shall not also be considered “Leakage” and (ii) receipt of the Merger Consideration in accordance with this Agreement):

(i) dividends, distributions, redemptions, repurchases or any other analogous returns of investment proceeds, profits or assets (in cash or in kind) by any Company Entity to any equity holder thereof or any Related Party of any such equity holder (other than the Company or a wholly-owned Subsidiary of the Company);

(ii) any payments by any Company Entity of advisory, monitoring or consulting fees, or any analogous payments, made or agreed to be made to any equity holder of the Company or any Related Party of any such equity holder, in each case other than any such payments pursuant to any Contract set forth on Section 1.1(f) of the Company Disclosure Schedules; provided, that any transaction or success fees made or agreed to be made to any equity holder of the Company or any Related Party of any such equity holder in connection with the preparation, negotiation, execution, delivery and performance of the transactions contemplated by this Agreement shall be considered “Leakage”;

(iii) any payment of consulting fees, advisory fees or other analogous payments made to any natural person who is an equity holder of any Company Entity or a Related Party of any such equity holder (excluding payments made in the ordinary course of business to (A) directors of the Company (in their capacities as such) and (B) officers or other employees of the Company whose primary occupation is being such an officer or employee);

(iv) incurrence by any Company Entity of any liability to, or obligation owed to, any equity holder of the Company or any Related Party thereof, other than in the ordinary course of business pursuant to Contracts set forth on Section 1.1(g) of the Company Disclosure Schedules in effect on the date hereof;

(v) any deferral, release, waiver or discharge by any Company Entity of, or agreement by any Company Entity to defer, release, waive or discharge (whether conditional or not), any obligation or liability owed to any Company Entity by any equity holder of the Company or Related Party thereof;

(vi) any grant or transfer of anything else of value by any Company Entity to any equity holder of the Company or any Related Party thereof, including the creation of any Lien on any of the assets, rights or properties of any Company Entity, the grant of any rights of indemnification, or the provision of any guarantee in each case for the benefit of any equity holder of the Company or any Related Party thereof, other than in the ordinary course of business pursuant to Contracts set forth on Section 1.1(g) of the Company Disclosure Schedules in effect on the date hereof;

(vii) any payment or other discharge by any Company Entity of, or agreement by any Company Entity to pay or discharge, any Excluded Liability (including any payment by a Company Entity or agreement to pay any Transaction Expenses incurred by or on behalf of any equity holder of any Company Entity or any Related Party of any such equity holder and, for the avoidance of doubt, payments of Funded Indebtedness prior to the Closing);

(viii) any payment or incurrence of any Tax (including for the avoidance of doubt any withholding Tax) by any Company Entity as a result of any of the foregoing; and

(ix) any binding agreement, arrangement or understanding to do any of the foregoing;

provided, that any payment or other action expressly excluded from Leakage pursuant to any of the foregoing clauses (i) through (ix) shall be excluded from all other clauses of Leakage.

“Leased Real Property” means the real property leased by the Company Entities, in each case, as tenant, together with, to the extent leased by the Company Entities, all buildings and other structures, facilities or improvements currently or as of the Closing Date located thereon and all easements, licenses, rights and appurtenances of the Company Entities relating to the foregoing.

“Lien” means any lien, encumbrance, pledge, mortgage, deed of trust, security interest, title charges which are liens, claims against title, conditional or installment sale agreement, restriction on transfer, purchase option, right of first refusal, easement, charge, right-of-way, encroachment, condition, covenant or other encumbrance of any nature, whether voluntarily incurred or arising by operation of Law.

“Locked Box Date” means December 31, 2020.

“Losses” means any and all losses, damages, Taxes, liabilities, deficiencies, claims, interest, awards, judgments, penalties, costs and expenses (including reasonable documented out-of-pocket attorneys’ fees, costs and other reasonable and documented out-of-pocket expenses incurred in investigating, preparing or defending the foregoing).

“Marketing Period” means the first period of 15 consecutive Business Days commencing on or after the Agreement Date throughout which and on the last day of which (i) Parent has received the Required Information which is Compliant and remains Compliant throughout such period, (ii) the conditions set forth in Section 7.1 and Section 7.3 are and shall be satisfied assuming the Closing were to be scheduled for any time during such 15 consecutive Business Day period (excluding conditions that by their nature are to be satisfied at the Closing, but provided that throughout such period such conditions are and remain capable of being satisfied) and (iii) nothing has occurred and no condition exists that would cause any of the conditions set forth in Section 7.1 and Section 7.3 to fail to be satisfied (excluding conditions that by their nature are to be satisfied at the Closing, but provided that throughout such period such conditions are and remain capable of being satisfied), assuming the Closing were to be scheduled for any time during such 15 consecutive Business Day period; provided that (x) May 28, 2021, July 2, 2021 and November 26, 2021 shall not constitute Business Days for purposes of the Marketing Period and (y) notwithstanding anything in this definition to the contrary, if the Marketing Period has not been completed on or prior to August 23, 2021, the Marketing Period shall not commence until September 7, 2021; provided, further, that if the Company shall in good faith reasonably believe that it has provided the Required Information and that such Required Information is Compliant, it may deliver to Parent a written notice to that effect (stating the date upon which it believes it completed such delivery of Required Information that is Compliant), in which case the Company     shall be deemed to have complied with such obligation to deliver Required Information that is Compliant, and such 15 consecutive Business Day period shall be deemed to have commenced on the date such notice is delivered to Parent, unless Parent in good faith reasonably believes the Company has not completed delivery of Required Information that is Compliant and, within three Business Days after the delivery of such notice by the Company, delivers a written notice to the Company to that effect (stating in good faith which items of Required Information the Company has not delivered or are not Compliant). Notwithstanding anything in this definition to the contrary, the Marketing Period shall not be deemed to have commenced if, prior to the completion of the Marketing Period, (A) the Required Information ceases to be Compliant for any reason, in which case the Marketing Period shall not be deemed to commence until Parent has received all of the Required Information and all of such Required Information is and remains Compliant throughout the Marketing Period, (B) the Company’s auditors shall have withdrawn any audit opinion with respect to any audited financial statements contained in or that includes the Required Information, in which case the Marketing Period shall not commence or be deemed to commence unless and until, at the earliest, a new unqualified audit opinion is issued with respect to such financial statements for the applicable periods by such auditors or another independent public accounting firm reasonable acceptable to Parent or (C) the Company has publicly stated its intent to, or the Company or the independent auditors of the Company, as applicable, has determined that the Company must, or is reasonably likely to, restate any historical financial information included in the Required Information, in which case the Marketing Period shall not be deemed to commence unless and until, at the earliest, such restatement has been completed and the relevant financial statements have been amended, or the Company or such independent auditor, as applicable, has publicly stated, or notified Parent in writing, that it has concluded that no restatement shall be required in accordance with GAAP.

“Merger Consideration” means a number of Parent Common Shares equal to (x) the Exchange Ratio multiplied by (y) the number of Company Shares issued and outstanding immediately before the Effective Time.

“Minimum Warehouse Commitment Amount” means, as of the Closing Date, an amount equal to (x) $400,000,000 minus (y) the 2021 Securitization Net Proceeds Amount.

“Natixis Warehouse Facility” means the Receivables Loan Agreement, dated as of March 30, 2017, among Diamond Resorts Natixis Borrower, LLC, as borrower, Wells Fargo Bank, National Association, as collateral agent, paying agent and securities intermediary, the persons from time to time party thereto as conduit lenders, the financial institutions from time to time party thereto as committed lenders, the financial institutions from time to time party thereto as managing agents and Natixis New York Branch, as administrative agent, as amended by that Omnibus Amendment dated as of March 22, 2019 and by that letter agreement dated March 10, 2021.

“Non-Profit VCA” means a Vacation Club Association controlled by any Company Entity.

“Non-Profit VOA” means a Vacation Ownership Association that is both (i) controlled by any Company Entity or Parent Entity and (ii) subject to a Company Management Agreement or a Parent Management Agreement, as applicable and as the case may be.

“Offering Documents” shall mean the Company Offering Documents or the Parent Offering Documents, as the context requires.

“Option” means each option to purchase or otherwise acquire Company Shares or which otherwise would require the Company to issue, sell, or otherwise cause to become outstanding any of its capital stock, whether issued pursuant to the Company Stock Plan or otherwise.

“Option Consideration” means with respect to each In-the-Money Option, a number of Parent Common Shares equal to (x) (i) the product of (A) the number of shares of Company Common Stock subject to such In-the-Money Option, multiplied by (B) the Exchange Ratio and multiplied by (C) the Parent Stock Value minus (ii) the aggregate exercise price of such In-the-Money Option, minus (iii) an amount equal to the Tax withholding obligation that would be withheld pursuant to Section 3.5 hereof with respect to the payment to the holder of such In-the-Money Options of an amount equal to the preceding clause (i) minus the preceding clause (ii), divided by (y) the Parent Stock Value.

“Optionholder” means a Person who is the record owner of any Options. For the avoidance of doubt, a Person who has exercised an Option (whether or not contingent on the Closing) prior to the Effective Time shall not be considered an Optionholder with respect to such Option.

“Organizational Documents” means the articles of incorporation, certificate of formation, certificate of incorporation, charter, bylaws, articles of formation, articles of organization, operating agreement, certificate of limited partnership, partnership agreement, limited liability company agreement and all other similar documents, instruments or certificates executed, adopted or filed in connection with the creation, formation, organization or governance of a Person, including any amendments thereto.

“Parent Common Shares” means the shares of common stock, par value $0.01 per share, of Parent.

“Parent Entities” means each of Parent and each of its material direct or indirect Subsidiaries.

“Parent Fundamental Representations” means the representations and warranties set forth in Section 5.1, Section 5.2, Section 5.4, Section 5.5, Section 5.12, Section 5.14 and Section 5.17.

“Parent Material Adverse Effect” means any event, change, occurrence, development or effect that, individually or taken as a whole with all other events, changes, occurrences, developments or effects, would, or is reasonably expected to, (i) prevent, materially delay or materially impede the performance by Parent or Merger Sub of their obligations under this Agreement or the consummation of the transactions contemplated hereby, or (ii) have a material adverse effect on the business, properties, financial condition or results of operations of the Parent Entities, taken as a whole, other than, in the case of the foregoing clause (ii) only, any event, change, occurrence, development or effect (by itself or taken together with any and all other events, changes, occurrences, developments or effects) constituting or resulting from (A) changes or developments in general economic, business or geopolitical conditions or financial, debt, capital, currency or securities markets (including changes in interest rates or exchange rates), (B) general changes or developments in any of the industries in which the Parent Entities operate, (C) any weather, meteorological conditions or climate, storms, earthquakes, floods, hurricanes, tornadoes, volcanic eruptions or natural disasters, epidemics or pandemics (including COVID-19) or any escalation or worsening of any of the foregoing, (D) changes after the Agreement Date in any applicable Laws or applicable accounting regulations or principles (including GAAP) or, in each case, any change in the interpretations thereof or the adoption or addition of any new Laws or the rescission, expiration or retirement of any current Laws, (E) any outbreak or escalation of hostilities or any acts of war (whether or not declared) or terrorism, (F) any work stoppages, layoff, furlough or reduced work schedule of employees or independent contractors of any of the Parent Entities resulting from, arising out of or otherwise related to COVID-19 (and the impact of any associated shutdown, shelter in place or non-essential business order or other similar measures mandated by any applicable Governmental Authority), (G) the execution and delivery of this Agreement (other than in the case of the representations and warranties contained in Section 5.2, Section 5.2(a) and Section 5.12) or announcement or pendency of this Agreement and the transactions contemplated hereby or (H) any failure by Parent to meet its internal or published projections, budgets, plans or forecasts of its revenues, earnings or other financial performance or results of operations (it being understood that the underlying facts or occurrences giving rise to or contributing to such failure, not otherwise excluded by the exceptions set forth in this definition, shall be taken into consideration when determining whether a Parent Material Adverse Effect has occurred or is reasonably expected to occur), provided, that with respect to a matter described in any of the foregoing clauses (A) through (F), such matter will only be excluded to the extent such matter does not have a disproportionate effect on the Parent Entities, taken as a whole, relative to other participants in the industries or markets in which the Parent Entities operate (in which case solely the incremental disproportionate effect may be taken into account in determining whether there has been a Parent Company Material Adverse Effect).

“Parent Offering Documents” means the Exchange Program documentation, Vacation Club documentation, Vacation Ownership Property documentation, condominium or timeshare documentation or other real estate documents applicable to Parent Entities and the subdivision or shared ownership or use of the property, including the public offering statement, form of purchase and sale agreement, consumer financing documents, property owners’ association formation documents, sales disclosure documents, rules and regulations, club documents condominium declaration (and any other declaration of covenants, reciprocal easement agreements or use and amenities agreements), trust agreements, and all similar or related documents and instruments.

“Parent Plan” means any material retirement, pension, multiemployer (within the meaning of Section 4001(a)(3) of ERISA), profit sharing, deferred compensation, savings, bonus, incentive, sales commission, cafeteria, medical, dental, vision, hospitalization, life insurance, accidental death and dismemberment, medical expense reimbursement, dependent care assistance, tuition reimbursement, disability, sick pay, holiday, vacation, retention, employment, individual consulting, severance, termination, change of control, equity purchase, equity option, restricted equity, phantom equity, equity appreciation rights, employee loan, fringe benefit or other employee benefit plan, program, policy, agreement or arrangement (including any “employee benefit plan” within the meaning of Section 3(3) of ERISA (whether or not subject to ERISA)) (i) sponsored, maintained or contributed to by Parent or any of its Subsidiaries for the benefit of any current or former employee, officer, director, retiree, or independent service provider of Parent or any of its Subsidiaries or any spouse, dependent, or beneficiary thereof, or (ii) with respect to which Parent or any of its Subsidiaries or has any obligation or liability, contingent or otherwise, or (i) under which any employee of Parent, any of its Subsidiaries has any present or future rights to benefits (including any mandatory state or social security plan in which Parent or any of its Subsidiaries participates); provided, however, that the term “Parent Plan” shall not include any plan, program or arrangement that is both mandated and maintained by a Governmental Authority to the extent funded by employment Taxes, social or national insurance contributions or similar obligations.

“Parent Stock Plans” means each of Hilton Grand Vacations Inc. 2017 Omnibus Incentive Plan, the Hilton Grand Vacations Inc. 2017 Stock Plan for Non-Employee Directors and the Hilton Grand Vacations Inc. Employee Stock Purchase Plan.

“Permitted Liens” means (i) all non-monetary Liens disclosed in policies of title insurance and/or recorded in public records that, individually or in the aggregate, do not, and would not reasonably be expected to, materially impair the current use, operation or value of the subject real property; (ii) Liens for Taxes, statutory assessments or other governmental charges not yet due or payable (or which may be paid without interest or penalties) or the amount or validity of which is being contested in good faith by appropriate proceedings and for which adequate reserves have been established in the Company Financial Statements or the Parent Financial Statements, as applicable, in accordance with GAAP; (iii) mechanics’, carriers’, workers’, repairers’ and similar Liens arising or incurred in the ordinary course of business for amounts not yet due and payable or the amount or validity of which is being contested in good faith by appropriate proceedings and for which adequate reserves have been established in the Company Financial Statements or the Parent Financial Statements, as applicable, in accordance with GAAP; (iv) pledges, deposits or other Liens to or for workers’ compensation, unemployment insurance or other social security legislation, but excluding Liens for Taxes; (v) rights of tenants under Company Third Party Leases or Parent Third Party Leases, as applicable, as tenants only without any right of first refusal, right of first offer, option to purchase or similar right relating to any real property; (vi) Liens securing mortgages, deeds of trust or other security instruments relating to Existing Company Indebtedness and disclosed pursuant to the Existing Company Loan Documents or relating to Indebtedness of Parent, as applicable; (vii) zoning, entitlement and other land use and environmental regulations promulgated by any Governmental Authority; (viii) minor survey exceptions and matters as to the Owned Real Property and Leased Real Property which would be disclosed by an accurate survey or inspection of such real property and which do not and would not reasonably be expected to materially impair the current operation or use of such Owned Real Property and Leased Real Property; (ix) any liens discharged or released at or in connection with Closing and listed on Section 1.1(b)(ii) of the Company Disclosure Schedules in the case of the Company Entities or listed on Section 1.1(b)(ii) of the Parent Disclosure Schedules in the case of the Parent Entities; (x) such other imperfections in title, charges, easements, restrictions and non-monetary encumbrances that, individually or in the aggregate, do not, and would not reasonably be expected to, materially impair the current use or operation of the subject real property; (xi) non-exclusive licenses granted by any Company Entity with respect to Intellectual Property owned or exclusively licensed to any Company Entity, or granted by any Parent Entity with respect to Intellectual Property owned or exclusively licensed to any Parent Entity, as applicable, in each case, in the ordinary course of business; (xii) liens created pursuant to or contemplated by any HGV Securitization Transaction or Securitization Transaction of a Company Entity (including any Permitted Securitization and Warehouse Activity); or (xiii) Liens created pursuant to or contemplated by the Rolled Debt.

“Permitted Securitization and Warehouse Activity” means each of the (i) Company 2021 Securitization Transaction, (ii) consummation of the transactions contemplated by the Warehouse Commitment Letters and (iii) the other actions permitted by Section 6.17(f) of the Company Disclosure Schedules, provided, that, with the exception of clause (i), Parent and HGV Borrower shall have received drafts of such documents reasonably in advance of execution, and further provided that, for the avoidance of doubt, any corporate action taken (including payment of market standard underwriting and bank fees in connection with the Natixis Warehouse Facility and the Company 2021 Securitization Transaction which for the avoidance of doubt shall be borne by the Company) or Contract entered into by the Company or a Subsidiary thereof in connection with a Permitted Securitization and Warehouse Activity, including any amendments, waivers, supplements or joinders thereto, shall be permitted by, and in accordance with, this Agreement.

“Person” means an individual, corporation, partnership, limited liability company, limited liability partnership, syndicate, person, trust, association, organization or other entity, including any Governmental Authority, and including any successor, by merger or otherwise, of any of the foregoing.

“Personal Data” means any information that identifies, relates to, describes, is reasonably capable of being associated with, or could reasonably be linked, directly or indirectly with a particular individual or household, and any other information defined as “personal data”, “personal information”, “personally identifiable information”, “PII” or any similar term by applicable Law.

“Pre-Locked Box Tax Period” means any taxable period of the Company or any Subsidiary, as applicable, ending on or before the Locked Box Date and the portion of a Straddle Period beginning before the Locked Box Date and ending on the Locked Box Date.

“Privacy Requirements” means all applicable Laws, Contracts and posted or internal policies relating to the Processing of Personal Data, privacy, or the security of information or IT Systems.

“Processing” means collection, use, processing, storage, disclosure, retention, transfer, disposal or management.

“Related Party” means, with respect to any specified Person, (i) any Affiliate of such specified Person, or any director, executive officer, partner, member or Person serving in a similar capacity of such Affiliate; (ii) any Person who serves as a director, executive officer, partner, member or in a similar capacity of such specified Person; (iii) any Immediate Family member of a Person described in clause (i) or (ii); (iv) any Person that is controlled by any Person or any Immediate Family member of a Person described in clause (i) or (ii); or (v) any other Person who directly or indirectly holds, individually or together with any Affiliate of such other Person and any member(s) of such Person’s Immediate Family, more than 5% of the outstanding equity or ownership interests of such specified Person, on a fully diluted basis.

“Representatives” means, with respect to any Person, the officers, directors, principals, employees, agents, auditors, advisors, bankers, counsel and other representatives of such Person.

“Required Information” means all financial statements, business and other financial data, and other pertinent information regarding the Company Entities reasonably requested by Parent or Merger Sub to the extent such information is required in connection with the Committed Debt Financing, including (i) audited consolidated balance sheets and related statements of income, retained earnings, stockholders’ equity and changes in financial position of the Company Entities as of and for the three (3) most recently completed fiscal years ended at least 90 days prior to the Closing Date and unaudited and reviewed consolidated balance sheets and related statements of income, retained earnings, stockholders’ equity and changes in financial position of the Company Entities as of and for each subsequent fiscal quarter and interim period ended at least 45 days prior to the Closing Date (but, excluding the fourth quarter of any fiscal year), in each case, setting forth comparative figures for the comparable periods in the prior fiscal year, as the case may be, in each case prepared in accordance with GAAP (including footnotes thereto), (ii) the information required to be delivered pursuant to paragraphs 6(b) of Exhibit E of the Debt Commitment Letter (or any similar provisions pursuant to any permitted amendment to the Debt Commitment Letter or pursuant to any Alternative Financing), (iii) such other financial and other pertinent information regarding the Company Entities (x) reasonably necessary for Parent to prepare pro forma financial statements customarily included in offering memoranda for an offering of non-convertible, high yield debt securities issued pursuant to Rule 144A and (y) of the type and form customarily included in offering memoranda for private placements of non-convertible, high yield debt securities issued pursuant to Rule 144A and (iv) drafts of “comfort” letters in form and substance customary for high-yield debt securities offerings relating to the financial statements and financial information to be included in such offering memoranda (including pursuant to the foregoing clauses (i), (ii) and (iii)) which the independent auditor of the Company is prepared to issue upon completion of customary procedures. Notwithstanding anything to the contrary in this definition, nothing will require the Company or any of its Subsidiaries to provide (or be deemed to require the Company to prepare) any Excluded Information.

“Rolled Debt” means the Unsecured Indenture, each Company Warehouse Facility (up to the aggregate amount of the commitments thereunder as in effect as of the Agreement Date), each other Securitization Transaction of the Company as of the Agreement Date and the Company 2021 Securitization Transaction.

“Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated thereunder.

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Securitization Default” means with respect to each Securitization Transaction of the Company Entities (i) a Willful Breach of any Securitization Instrument or (ii) (x) the occurrence of a “Change of Control” (as such term is defined therein) or (y) a “Default” or an “Event of Default,” “rapid amortization event,” “funding termination event,” “sequential order event,” “servicer termination event” or similar “amortization event” or “termination event” (however defined under the applicable Securitization Instrument and whether by lapse of time or notice or both), in each case, under the terms of any Securitization Instrument, as in effect on the Agreement Date or on the Closing Date, as applicable.

“Securitization Instrument” means any indenture, loan agreement, note purchase agreement, placement agreement, underwriting agreement, credit enhancement agreement, custodial agreement, collateral agreement, backup servicing agreement, escrow and closing agreement, lockbox agreement, derivatives, swap or interest rate hedge agreement, credit enhancement agreement, transfer agreement, deposit account control agreement, intercreditor agreement, note funding agreement, collateral and repurchase agreement, security agreement, purchase agreement, sale agreement, repurchase agreements, contribution agreement, distribution agreement, bill of sale, assignment agreement, marketing agreement, servicing agreement, trust agreement, organizational documents of any Special Purpose Subsidiary, guaranty, undertaking or other Contract entered into by the Company or a Subsidiary thereof in connection with a Securitization Transaction, including any amendments, waivers, supplements or joinders thereto.

“Securitization Transaction” means any securitization, term loan, credit facility or financing transaction pursuant to which (a) the Company or any of its Subsidiaries sells, conveys or transfers directly or indirectly to a Special Purpose Subsidiary and (b) such Special Purpose Subsidiary conveys or otherwise transfers to any other person or grants a security interest to any other person in any loans, receivables or other assets (whether now existing or hereafter acquired) or any undivided interest therein, and any assets or property relating thereto. For avoidance of doubt, “Securitization Transaction” shall include the Company Warehouse Facilities, any financing transaction related to a Securitization Transaction or prospective Securitization Transaction or purchase facility.

“Special Purpose Subsidiary” means each Subsidiary of the Company that is a special purpose vehicle (whether a limited liability company, corporation, trust or other entity) that is utilized in a Securitization Transaction involving assets of any of the Company or its Subsidiaries.

“Straddle Period” means any taxable period that begins on or before the Locked Box Date and ends after the Locked Box Date.

“Subsidiary” means, with respect to any Person, any other Person of which at least 50% of the outstanding voting securities or other voting equity interests are owned, directly or indirectly, by such first Person.

“Tax” or “Taxes” means (i) any federal, state, local or non-U.S. income, gross receipts, franchise, estimated, alternative minimum, add-on minimum, sales, use, transfer, real property gains, registration, ad valorem, value added, excise, severance, stamp, customs, duties, real property, personal property, environmental, windfall profits, capital stock, capital gains, production, business and occupation, base erosion and anti-abuse (including taxes under Section 59A of the Code), transition (including taxes under Section 965 of the Code), premium, accumulated earnings, personal holding company, net worth, social security (or similar), unemployment, disability, payroll, license, employee or other withholding, and other taxes, fees, levies, tariffs, imposts, assessments, obligations and charges of the same or of a similar nature to any of the foregoing imposed by any Governmental Authority, and any interest, fines, penalties (civil or criminal) or additions to tax in respect of the foregoing, whether disputed or not, and (ii) any liability of any other Person in respect of any items described in clause (i) above by (a) reason of being a transferee or successor or pursuant to Treasury Regulations Section 1.1502-6 (or any similar provision of state, local or non-U.S. Law) or (b) contract.

“Taxing Authority” means any federal, state, local, municipal, foreign, or other Governmental Authority, instrumentality, commission, board or body having jurisdiction to assess, determine, impose, collect or enforce any Tax, including the IRS.

“Tax Return” means any return, declaration, report, claim for refund or information return or statement relating to Taxes and any other documents filed or required to be filed with a Taxing Authority, including any schedule or attachment thereto, including any amendment thereof, and any related or supporting information, estimates, elections, or statements provided or required to be provided to a Taxing Authority, including any return of an affiliated or combined or unitary group, and including without limitation any estimated Tax Return.

“Transaction Expenses” means, without duplication, (a) the legal, accounting, investment banking, broker’s, finder’s and other professional or advisory, transaction or consulting fees and expenses (including those legal and accounting fees incurred in connection with Section 6.20(d)) incurred by or payable or subject to reimbursement by, the Company Entities in connection with the preparation, negotiation, execution, delivery and performance of the transactions contemplated by this Agreement or consideration of any other similar transaction with Parent or its Affiliates; (b) all severance, bonus, incentive and similar change in control, transaction, stay or retention payments payable, to current or former employees, officers, directors or individual service providers as a result of the transactions contemplated by this Agreement or any Ancillary Agreement (excluding, for the avoidance of doubt, payment of the Option Consideration and any severance obligations that arise as a result of any action taken by Parent following the Closing or by the Company at the direction of Parent prior to the Closing), in each case including the employer portion of the payroll Taxes relating to any such payments (without regard to any ability of the Company or any of its Subsidiaries to defer any such Taxes under the CARES Act) and any “tax gross-up” payments payable with respect thereto; (c) the employer portion of any payroll Taxes (without regard to any ability of the Company or any of its Subsidiaries to defer any such Taxes under the CARES Act) and any “tax gross-up” payments relating to payment of the Option Consideration or the delivery of Parent Common Shares to Company Employees as set forth on Section 6.1(k) of the Company Disclosure Schedule, in each case, to the extent such amounts are not otherwise considered Indebtedness; (d) fifty percent (50%) of the costs, fees, expenses and premiums for any D&O Tail Policy; (e) fifty percent (50%) of the costs, fees, expenses and premiums of the R&W Policy and (f) fifty percent (50%) of the Specified Warehouse Fees. Notwithstanding the foregoing, Transaction Expenses shall not include any amounts to the extent such amounts are treated as Indebtedness hereunder. For the avoidance of doubt, Transaction Expenses shall include fees, expenses and any other amounts payable pursuant to, and in connection with the termination of, that certain Management Consultant Agreement, dated as of September 2, 2016, to which the Company is a party.

“Transfer Tax” or “Transfer Taxes” means any federal, state, county, local, foreign and other sales, use, transfer, conveyance, documentary transfer, recording, registration and real property transfer or gains, stamp, excise, equity transfer, or other similar tax, fee or charge imposed upon the sale, transfer or assignment of property or any interest therein or the recording thereof, and any penalty, addition to tax or interest with respect thereto.

“Vacation Club” means, (i) as to the Company: Amber Vacation Club; Cabo Azul Resort; that certain specific-interest multisite timeshare program known as Club Navigo consisting of the following Vacation Ownership Properties: Bryan’s Spanish Cove, Charter Club Resort of Naples Bay, The Cove on Ormond Beach, Cove II on Ormond Beach, Crescent Resort on South Beach, Liki Tiki Village I, Liki Tiki Village II, O.R.B.I.T. One Vacation Villas, Parkway International Resort, and Parkway International II (“Club Navigo”); Diamond Resorts California Collection; Diamond Resorts European Collection Limited; Diamond Resorts Hawaii Collection; Diamond Resorts U.S. Collection; Embarc; those certain Vacation Ownership Properties known as Beach Quarters Resort, Beachwoods Resort, Boardwalk Resort & Villas, Ocean Beach Club, and Turtle Cay Resort, for which a Company Entity acquired the developer rights for, management of, and certain Vacation Ownership Interests in on October 16, 2015 (“Gold Key Resorts”); Monarch Grand Vacations; and Premiere Vacation Collection, and (ii) as to Parent: the Hilton Grand Vacations Club Program, which is the service name given to the variety of exchange and reservation services and vacation and travel benefits currently offered and the limitations currently imposed by Hilton Grand Vacations Club, LLC, which Hilton Grand Vacations Club Program is registered as a specific-interest multisite timeshare program in certain jurisdictions.

“Vacation Club Association” means: Diamond Resorts California Collection Members Association, a Delaware nonprofit corporation; Diamond Resorts Hawaii Collection Members Association, a Delaware nonprofit corporation; Diamond Resorts U.S. Collection Members Association, a Delaware nonprofit corporation; Cabo Azul Vacation Plan Owners Association, a California nonprofit mutual benefit corporation; Embarc Members Association, a Delaware nonprofit corporation; Monarch Grand Vacations Owners Association, a California nonprofit mutual benefit corporation; Premiere Vacation Collection Owners Association, Inc., an Arizona nonprofit corporation; and Diamond Resorts European Collection Limited. A Vacation Club Association is an independent legal entity separate from any Company Entity and is not an Affiliate of the Company.

“Vacation Ownership Association” means a condominium association, trust association, owner’s association entity, or other non-profit entity, whether incorporated or not, which is responsible for the management, governance or operation of a Vacation Ownership Property containing Vacation Ownership Interests that are dedicated to a Vacation Club. A Vacation Ownership Association is an independent legal entity separate from any Company Entity or Parent Entity, as the case may be, and is not an Affiliate of the Company or Parent, as the case may be.

“Vacation Ownership Interests” means timeshare, fractional, interval, vacation club, destination club, vacation membership, private membership club, private residence club, points club, and other forms of such products, programs and services, whether deeded or non-deeded, in each case wherein purchasers acquire an ownership interest in, use right of or other entitlement to use (including through interests in a land trust or similar real estate vehicle or through an association or other entity and regardless of whether the ownership interest, use right or other entitlement is expressed in the form of points, deeded weeks or other currency) one or more of certain overnight accommodations and associated facilities in a system of units and facilities on a recurring, periodic basis and pay for such ownership interest, use right or other entitlement in advance (whether payments are made in lump-sum or periodically over time), in whatever manner such deeded or non-deeded ownership interests or rights to use may be created, denominated, or defined in the applicable Offering Documents.

“Vacation Ownership Property” means a property that contains Vacation Ownership Interests that are dedicated to a Vacation Club, including Vacation Ownership Units and all land used in connection with the property, together with (i) the freehold or long-term leasehold interest to the site of the property; (ii) all improvements, structures, facilities, entry and exit rights, parking, pools, landscaping, and other appurtenances (including the property building and all operating systems) located at the site of the property; and (iii) all furniture, fixtures, equipment, supplies and inventories installed or located in such improvements at the site of the property.

“Vacation Ownership Unit” means a physical unit or accommodation, whether subject to an underlying condominium plan or timeshare plan or not, used for overnight accommodation in conjunction with the rights afforded to the owner of a Vacation Ownership Interest.

“VWAP” means, as of a particular date, the average of the volume weighted averages of the trading prices of Parent Common Shares on the New York Stock Exchange (“NYSE”) (as reported by Bloomberg L.P. or, if such information is no longer available from Bloomberg L.P., as available from a comparable internationally recognized source determined by Parent and the Seller Representative, acting reasonably) over a specified time period.

“WARN Act” means the Worker Adjustment and Retraining Notification Act or any similar foreign, state or local law or regulation requiring notice to employees and their appropriate union or other employee representatives of a plant closing, mass layoff or similar action.

“Willful Breach” means an intentional act or intentional failure to act, which such act or failure constitutes a material breach of a Contract, where the Person taking such action or failing to taking such action knew that such act or failure to act constituted or would reasonably be expected to constitute a material breach of such Contract.

Section 1.2. Table of Definitions. The following terms have the meanings set forth in the Sections referenced below:

Definition	Location
280G Stockholder Vote	6.20(d)
Acquisition Transaction	6.14
Adverse Change of Recommendation	6.16(b)
Aggregate Option Exercise Price	Schedule 2.4(a)(i)
Aggregate Option Exercise Shares	Schedule 2.4(a)(i)
Agreement	Introduction
Agreement Date	Introduction
Alternative Financing	6.17
Anti-Corruption Laws	4.28
Antitrust Approvals	6.7
Apollo Sellers	Introduction
Base Purchase Price	Schedule 2.4(a)(i)
Buyer Counsel	10.18(b)
Cap	8.5(a)

Cash Payment in Lieu of Fractional Shares	3.3(a)(v)
CERCLA	4.18(f)(iii)
Certificate of Merger	2.2
Closing	2.1(a)
Closing Adjustment Amount	Schedule 2.4(a)(i)
Closing Balance Sheet	2.4(a)
Closing Date	2.1(a)
Closing Excluded Liabilities	2.4(a)l
Closing Leakage	2.4(a)
Closing Leakage and Excluded Liabilities	Schedule 2.4(a)(i)
Closing Statement	2.4(a)
Club Navigo	1.1
Collective Bargaining Agreement	4.11(d)
Committed Debt Financing	5.20
Committed Warehouse Financing	4.25(b)
Company	Introduction
Company 401(k) Plan	6.20(c)
Company Balance Sheet	4.6(a)
Company Board	Recital
Company Common Stock	3.1(c)(i)(A)
Company Disclosure Schedules	Article III
Company Financial Statements	4.6(a)
Company Leased Real Property	4.14(b)
Company Management Agreement	4.22(a)(ix)
Company Manager	4.22(a)(ix)
Company Material Contracts	4.19(a)
Company Permits	4.8(b)
Company Real Property	4.14(b)
Company Real Property Lease	4.14(b)
Company Released Party	6.5(b)
Company Releasing Party	6.5(c)
Company Shareholder Litigation	6.21
Company Shares	3.1(c)(i)(A)
Company Stockholder Approval	4.24
Company Third Party Leases	4.14(b)
Company Timeshare Receivables	4.22(f)
Company Warehouse Financing	6.17(e)
Confidentiality Agreement	6.6(a)
Confidentiality Agreements	6.6(a)
Consideration Allocation	2.4(a)
D&O Indemnified Liabilities	6.9(a)
D&O Indemnified Parties	6.9(a)
D&O Tail Policy	6.9(b)
Data Room	10.5
Debt Commitment Letter	5.20
Debt Documents	6.17(a)

Debt Instruments	4.23(f)
Disqualified Individual	6.20(d)
Effective Time	2.2
Employment Matters	4.11(a)
Engagement	10.18(a)
Environmental Laws	4.18(f)(i)
Environmental Permits	4.18(f)(ii)
Exchange Agent	3.3(b)
Exchange Ratio	Schedule 2.4(a)(i)
Existing Company Indebtedness	4.19(a)(ii)
Existing Company Loan Documents	4.19(a)(ii)
Expense Reimbursement	9.2(b)(ii)
Financing Failure Fee	9.2(b)(i)
Foreign Antitrust Laws	4.3(b)
Fully Diluted Shares	Schedule 2.4(a)(i)
Gold Key Resorts	1.1
Hazardous Substances	4.18(f)(iii)
HGV Borrower	Introduction
HGV Confidentiality Letter Agreement	6.6(a)
Hilton	Recital
Hilton Amendments	Recital
Hilton Consent	Recital
Hilton License Agreement	Recital
HSR Act	4.3(b)
Indemnification Agreement	6.9(b)
Indemnified Party	8.4(a)
Indemnifying Party	8.4(a)
Infringe	4.15(c)
Interim Company Financial Statements	4.6(a)
Letter of Transmittal	3.3(c)
LLC Act	2.1(a)
Locked Box Balance Sheet	4.6(b)
Merger	2.2
Merger Sub	Introduction
Non-US Plans	4.10(f)
NYSE	1.1
OFAC	4.29
Option Consideration Certificate	3.4
Optionholder Spreadsheet	3.4
Other Indemnitor	6.9(b)
Other Indemnitors	6.9(b)
Parent	Introduction
Parent 401(k) Plan	6.20(c)
Parent Board	Recital
Parent Disclosure Schedules	Article V
Parent Indemnified Parties	8.2

Parent Management Agreement	5.15(a)(ix)
Parent Manager	5.15(a)(ix)
Parent Recommendation	5.2(b)
Parent Related Parties	9.2(c)
Parent SEC Reports	5.6
Parent Share Issuance	Recital
Parent Shareholder Litigation	6.21
Parent Stock Issuance Amount	Schedule 2.4(a)(i)
Parent Stock Value	3.3(a)(iii)
Parent Stockholder Approval	5.2(a)
Parent Stockholders Meeting	6.16(b)
Parent Timeshare Receivables	5.15(e)
Parent Waiving Parties	10.18(a)
Permits	4.8(b)
Prior Sale Agreements	4.14(d)
Privileged Communications	10.18(a)
Proxy Statement	6.15(a)
R&W Policy	6.18
RCP Investor 1	Introduction
RCP Investor 2	Introduction
RCP Investor 3	Introduction
RCP Investor 4	Introduction
RCP Investor 5	Introduction
RCP Investor 6	Introduction
Release	4.18(f)(iv)
Remediation	4.18(f)(v)
Reverence Sellers	Introduction
Rule 144A	1.1
Sanctioned Countries	4.29
Sanctioned Person	4.29
Sanctions	4.29
Section 280G Payments	6.20(d)
Secured Indenture	1.1
Seller	Introduction
Seller Counsel	10.18(a)
Seller Indemnified Parties	8.3
Seller Related Parties	9.2(c)
Seller Released Party	6.5(c)
Seller Releasing Party	6.5(b)
Seller Representative	Introduction
Seller Representative Parties	Section 10.21(d)
Seller Waiving Parties	10.18(b)
Sellers	Introduction
Specified Warehouse Fees	7.3(e)(iv)
Stockholder Notice	6.16(b)
Stockholders Agreement	Recital

Surviving Company	2.2
Termination Date	9.1(c)
Third Party Claim	8.4(a)
Timeshare Lender	4.22(f)(i)
Unsecured Indenture	1.1
Waived Benefits	6.20(d)
Warehouse Amendments	6.17(e)
Warehouse Commitment Letter	4.25(b)
Warehouse Financing	6.17(d)
Warehouse Lenders	4.25(b)
Written Consent	6.16(a)

ARTICLE II

THE CLOSING AND THE MERGER

Section 2.1. Closing.

(a) Upon the terms and subject to the conditions of this Agreement, the closing of the Merger (the “Closing”) shall take place, electronically through the exchange of documents via e-mail or facsimile, at 9:00 a.m., New York City time, on the date which is the third (3rd) Business Day after the date on which all conditions set forth in Article VII shall have been satisfied or waived (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver thereof at the Closing) or such other time and place as Parent and the Company may mutually agree in writing; provided, that if the Marketing Period has not ended on or prior to the time the Closing would have otherwise been required to occur pursuant to the foregoing, the Closing shall be delayed until the earlier to occur of (x) any Business Day before or during the Marketing Period as may be specified by Parent on no less than three (3) Business Days’ prior written notice to the Company and (y) three (3) Business Days following the final day of the Marketing Period, subject in each case to the continued satisfaction or waiver of all of the conditions to the Closing set forth in Article VII (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver thereof at the Closing). The date on which the Closing actually occurs is referred to in this Agreement as the “Closing Date.” Concurrently with the Closing, the Company and Merger Sub shall cause the Certificate of Merger to be executed, acknowledged and filed with the Secretary of State of the State of Delaware as provided in Section 264 of the DGCL and Section 18-209 of the Delaware Limited Liability Company Act (the “LLC Act”).

(b) At the Closing:

(i) Parent shall repay, or cause to be repaid, on behalf of the Company, the amount payable to each counterparty or holder of Funded Indebtedness in order to fully discharge such Funded Indebtedness and terminate all applicable obligations and liabilities of the Company and any of its Affiliates related thereto;

(ii) the Company shall deliver or cause to be delivered to Parent and Merger Sub the certificates and other documents required to be delivered pursuant to Section 7.3;

(iii) the Company shall deliver to Parent a payoff letter duly executed by each holder of Funded Indebtedness, each in form and substance reasonably acceptable to Parent, in which the payee shall agree that upon payment of the amount specified in such payoff letter: (A) all outstanding obligations of the Company Entities arising under or related to the applicable Funded Indebtedness shall be repaid, discharged and extinguished in full; (B) all Liens in connection therewith shall be released; and (C) the payee shall take all actions reasonably requested by Parent to evidence and record such discharge and release as promptly as practicable;

(iv) each Seller, to the extent it is able to do so, and any entity formed pursuant to Section 6.19(k), shall deliver or cause to be delivered to Parent a duly executed IRS Form W-9; provided, that, notwithstanding anything in this Agreement to the contrary, Parent’s sole right if any Seller fails to provide an IRS Form W-9 shall be to make an appropriate withholding under Section 1445 of the Code;

(v) Parent and Merger Sub shall deliver or cause to be delivered: (A) the certificates and other documents required to be delivered pursuant to Section 7.2; and (B) the Merger Consideration (including the Parent Common Shares included in the Merger Consideration) to the Exchange Agent for the account and benefit of the Company Stockholders in accordance with this Agreement, together with any notices and documentation necessary or appropriate in connection therewith (including the Optionholder Spreadsheet and Consideration Allocation, as updated and provided by the Sellers, to the extent necessary, pursuant to Section 3.4);

(vi) Parent shall deliver to the Apollo Sellers, and the Apollo Sellers shall deliver to Parent, duly executed copies of the Stockholders Agreement and the side letter between the parties related thereto; provided, that for the avoidance of doubt, no changes shall be made to Section 2.1(a) or Schedule 2.1(a) of the Stockholders Agreement without the Seller Representative’s prior written consent (which consent may be granted or withheld in the sole and absolute discretion of the Seller Representative); and

(vii) Parent will take the actions contemplated by Section 3.2.

(c) All payments hereunder shall be made by wire transfer of immediately available funds in United States dollars to such account as may be designated to the payor by the payee at least two (2) Business Days prior to the applicable payment date.

Section 2.2. The Merger. Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time, the Company shall be merged with and into Merger Sub (the “Merger”), with Merger Sub being the surviving company (which is sometimes hereinafter referred to for the periods at and after the Effective Time as the “Surviving Company”) following the Merger and the separate corporate existence of the Company shall cease. In furtherance of the foregoing, the parties shall (a) as soon as practicable on the Closing Date, cause the Merger to be consummated in accordance with this Agreement, the DGCL and the LLC Act by filing a duly executed and completed certificate of merger in respect of the Merger (the “Certificate of Merger”) with the Secretary of State of the State of Delaware, such Merger to become effective upon such filing or at such later time as may be agreed by Parent and the Company in writing and specified in the Certificate of Merger (the “Effective Time”) and (b) make all other filings and recordings required by the DGCL or the LLC Act in connection with the Merger.

Section 2.3. Effects of the Merger. The Merger shall have the effects set forth in this Agreement, the DGCL and the LLC Act. Without limiting the generality of the foregoing and subject thereto, by virtue of the Merger and without further act or deed, at the Effective Time, all of the property, rights, immunities, privileges, powers and franchises of the Company and Merger Sub shall vest in the Surviving Company and all of the debts, liabilities and duties of the Company and Merger Sub shall become the debts, liabilities and duties of the Surviving Company.

Section 2.4. Merger Consideration Calculation.

(a) At least five (5) Business Days prior to the Closing Date, the Company shall prepare, or cause to be prepared, and deliver to Parent a statement (the “Closing Statement”) setting forth (i) an unaudited consolidated balance sheet of the Company Entities, as of immediately prior to the Closing (the “Closing Balance Sheet”), (ii) based on the Closing Balance Sheet, a calculation (including reasonable supporting detail) of the amount of Excluded Liabilities as of immediately prior to the Closing (the “Closing Excluded Liabilities”), (iii) a calculation (including reasonable supporting detail) of any Leakage (“Closing Leakage”), (iv) a calculation (including reasonable supporting detail) of the Fully Diluted Shares and (v) on the basis of the foregoing, a reasonably detailed calculation of the Parent Stock Issuance Amount, Merger Consideration, and the Exchange Ratio (calculated in accordance with Schedule 2.4(a)(i) attached hereto), and an allocation of the Merger Consideration among the various Sellers based on their respective ownership interests in the Company Entities (such allocation, the “Consideration Allocation”). The Closing Balance Sheet shall be calculated in accordance with GAAP applied on a basis consistent with the preparation of the Locked Box Balance Sheet. An illustrative example of a Closing Statement is set forth as Schedule 2.4(a)(ii) (the “Sample Closing Statement”). The Closing Balance Sheet shall be accompanied by a certificate signed by the principal financial officer of the Company, certifying to the accuracy of the Closing Balance Sheet in a manner consistent with the foregoing to the best of such person’s knowledge. Parent, Merger Sub and the Surviving Company shall not be responsible for the Consideration Allocation, the Optionholder Spreadsheet or the Option Consideration Certificate, such responsibility being solely that of the Sellers.

(b) From and after the delivery of the Closing Statement until the Closing, the Company shall: (i) make available, during regular business hours and in a manner that does not materially detract from any such Representative’s performance of her, his or its regular duties, the Representatives responsible for preparing such information to discuss the final Closing Statement and the components thereof with Parent and (iii) consider in good faith any reasonable comments of Parent and its Representatives to the Closing Statement and the components thereof; provided, that any changes to the Closing Statement delivered by the Company shall be made only at the election of the Company, in its sole discretion. In furtherance thereof, following delivery of the Closing Statement until the Closing, the Company will, and will cause the Company Entities to, afford Parent and its Representatives reasonable access to the personnel, properties, books and records of the Company Entities and to any other information reasonably requested for purposes of preparing and reviewing the calculations contemplated by this Section 2.4. The Company shall authorize its accountants to disclose to Parent and its Representatives work papers generated by such accountants in connection with preparing and reviewing the calculations specified in this Section 2.4(b); provided that such accountants shall not be obligated to make any work papers available except in accordance with such accountants’ disclosure procedures and then only after the non-client party has signed an agreement relating to access to such work papers in form and substance acceptable to such accountants.

Section 2.5. Certificate of Formation of Merger Sub and Operating Agreement of the Surviving Company. The certificate of formation and limited liability company agreement of Merger Sub, as in effect immediately prior to the Effective Time, shall at the Effective Time remain unchanged and shall be the certificate of formation and limited liability company agreement of the Surviving Company from and after the Effective Time, until thereafter amended as provided by Law and the applicable provisions of the Surviving Company’s certificate of formation and limited liability company agreement.

Section 2.6. Directors and Officers.

(a) The sole member of Merger Sub immediately prior to the Effective Time shall, from and after the Effective Time, continue as the sole member of the Surviving Company.

(b) The officers of Merger Sub immediately prior to the Effective Time shall, from and after the Effective Time, be the initial officers of the Surviving Company until their successors shall have been duly elected or appointed or qualified or until their earlier death, resignation or removal in accordance with the Surviving Company’s certificate of formation and limited liability company agreement.

(c) Parent shall take all necessary actions prior to the Effective Time to cause the Parent Board to include the persons set forth on Schedule 2.6 (provided that, with respect to each person, he or she is capable of serving) effective as of immediately after the Effective Time.

ARTICLE III

EFFECTS OF THE MERGER

Section 3.1. Effect on Capital Stock. As of the Effective Time, by virtue of the Merger and without any action on the part of Merger Sub, Parent, the Company, or the holder of any Company Securities:

(a) Limited Liability Company Interests of Merger Sub. The limited liability company interests of Merger Sub outstanding immediately prior to the Effective Time shall be unaffected by the Merger and remain outstanding as limited liability company interests of the Surviving Company.

(b) Cancellation of Certain Company Shares. All Company Shares held by the Company as treasury stock and all Company Shares owned directly or indirectly by the Company as of immediately prior to the Effective Time automatically will be cancelled and retired and will cease to exist and no consideration will be paid, delivered or deliverable in exchange for such Company Shares. The Company will obtain a written consent of such cancellation from any Subsidiary, whether or not wholly owned, that owns Company Shares.

(c) Conversion of Company Securities. Subject to the limitations on payments and the timing of payments as set forth in Section 3.3, Section 3.4 and Article VIII, all shares of Class A common stock, $0.01 par value, of the Company (such stock, the “Company Common Stock” and such shares, the “Company Shares”) (other than Appraisal Shares and those Company Shares referred to in Section 3.1(a)) validly issued and outstanding immediately before the Effective Time, will be converted into the right to receive the Merger Consideration, which will be calculated as set forth in the Consideration Allocation and determined as of the Effective Time by Parent and the Company in accordance with this Agreement.

(d) Appraisal Rights. Appraisal Shares will not be converted into a right to receive any portion of the Merger Consideration. Holders of Appraisal Shares shall be entitled to receive the fair value of such shares as shall be determined in accordance with Section 262 of the DGCL. If, after the Effective Time, such holder fails to perfect or withdraws or otherwise loses such holder’s appraisal rights under Section 262 of the DGCL, or a court of competent jurisdiction shall determine such holder is not entitled to the relief provided by Section 262 of the DGCL, such holder’s right to receive the fair value of such Appraisal Shares shall cease and such Appraisal Shares will be deemed to have been converted as of the Effective Time in accordance with Section 3.1(c), without any interest. The Company will give Parent prompt notice of any demands received by the Company for appraisal rights, and Parent will have the right to participate in and direct all negotiations and proceedings with respect to such demands. Except as required by Law, the Company will not, except with the prior written consent of Parent, make any payment with respect to, or settle or offer to settle, any such demands.

(e) Certain Adjustments. If, following the execution of this Agreement and prior to the Effective Time, (i) the number of outstanding Company Shares is increased, decreased or otherwise changed or (ii) the number of outstanding Parent Common Shares is increased, decreased or otherwise changed, in each case, by reason of any stock dividend, subdivision, reorganization, reclassification, recapitalization, stock split, reverse stock split, combination or exchange of shares, or any other similar event, then the Exchange Ratio shall be adjusted proportionally to account for any such change; provided that nothing in this Section 3.1(e) shall be construed to permit the Company or Parent to take any action with respect to its respective securities that is prohibited by the terms of this Agreement.

Section 3.2. Treatment of Company Options.

(a) In-the-Money Options. Subject to Section 3.5, each In-the-Money Option, whether vested or unvested, shall, by virtue of the Merger and in accordance with Section 8.3 of the Company Stock Plan, automatically cease to be outstanding and shall be converted into and exchanged for, at the Effective Time, the right to receive, without any interest thereon, the Option Consideration (assuming full satisfaction of any performance-vesting conditions applicable to such In-the-Money Option).

(b) Underwater Options. For the avoidance of doubt, all other Options not described in Section 3.2(a) that are outstanding immediately prior to the Effective Time shall, by virtue of the Merger and in accordance with Section 8.3 and Article XII of the Company Stock Plan, (i) to the extent not then vested, become fully vested as of immediately prior to the Effective Time (assuming full satisfaction of any performance-vesting conditions applicable to such Option) and (ii) automatically be cancelled and terminated at the Effective Time without payment therefor and, to such extent, shall have no further force or effect.

(c) Actions by the Company. At or prior to the Effective Time, the Company Board or the Compensation Committee of the Company, as applicable, shall adopt resolutions and take such other actions as are necessary to implement the above provisions of this Section 3.2, including the (i) termination and cancellation of Effective Time to beneficially own any Company Shares (or any derivative securities thereof) or to Options as described above and (ii) termination of the Company’s equity incentive plans, including the Company Stock Plan, and all rights thereunder as of the Effective Time, in each case, without liability to Parent, the Surviving Company or any of their respective Affiliates, other than the obligation to issue the shares as contemplated by Section 3.2(a). Not later than three (3) Business Days prior to the Effective Time, the Company shall provide Parent with drafts of all resolutions, consents and other written actions as may be required to effectuate the provisions of this Section 3.2 for Parent’s reasonable review and comment. Without limiting the foregoing, the Company shall take all actions necessary to ensure that, as of the Effective Time, the Company is not bound by any Options, restricted stock, restricted stock units, stock appreciation rights, units, warrants, or other right, awards or arrangements that would entitle any Person after the receive any payments in respect thereof, except for the payments expressly provided in this Agreement.

Section 3.3. Form of Consideration; Delivery of Consideration.

(a) Parent Stock Value; Cash Payment in Lieu of Fractional Shares.

(i) For purposes of this Agreement, the “Parent Stock Value” shall be equal to the VWAP for the ten (10) consecutive trading days immediately preceding the Closing Date (for the avoidance of doubt, such ten (10) trading day period shall conclude on the last trading day prior to the Closing Date); provided, however, that if, during such ten (10) trading day period, Parent pays a dividend in, splits, combines into a smaller number of shares, or issues by reclassification any additional Parent Common Shares, then the Parent Stock Value shall be appropriately adjusted to provide to the holders of Company Shares the same economic effect as contemplated by this Agreement prior to such action, and as so adjusted shall, from and after the date of such event, be the Parent Stock Value. Parent and the Company shall, prior to the Closing, jointly provide written notice to the Exchange Agent stating the Parent Stock Value.

(ii) Notwithstanding the foregoing, no fractional Parent Common Shares shall be issued and if, after aggregating all Parent Common Shares (including fractional shares) that would be issued hereunder to a Company Stockholder or Optionholder, as applicable, such aggregate number of Parent Common Shares includes a fraction of a Parent Common Share, such Company Stockholder shall instead receive, with respect to its Company Shares or Options, as applicable: (A) the number of full Parent Common Shares determined by rounding down to the nearest whole number of Parent Common Shares, and (B) a cash payment equal to the product of (1) such fraction of a Parent Common Share, and (2) the Parent Stock Value (a “Cash Payment in Lieu of Fractional Shares”).

(b) Exchange Agent. On the Closing Date, prior to the Effective Time, Parent will deposit to an account designated by such exchange agent chosen by Parent reasonably acceptable to the Seller Representative and the Company (the “Exchange Agent”), for the benefit of the holders of the Company Shares (other than holders of Company Shares referred to in Section 3.3), evidence of book-entry shares representing a number of Parent Common Shares equal to (i) aggregate Merger Consideration issuable in respect of Company Shares pursuant to Section 3.3(a)(i) plus (ii) the aggregate Option Consideration issuable in respect of In-the-Money Options pursuant to Section 3.2(a).

(c) Exchange Procedures. Prior to, on or promptly after the Closing Date (but in no event more than two (2) Business Days thereafter), Parent will cause the Exchange Agent to mail or deliver (which may be by e-mail) a Letter of Transmittal to each Company Stockholder and Optionholder. At the Effective Time, Parent will instruct the Exchange Agent, in accordance with the Optionholder Spreadsheet and the Consideration Allocation, to (i) with respect to any Company Share for which Merger Consideration is issuable pursuant to Section 3.3(a)(i), deliver to the holder of such Company Share such portion of the Merger Consideration set forth in the Consideration Allocation with respect to such Company Share (other than to those holders of Appraisal Shares not entitled to payment and holders of Company Shares referred to in Section 3.1(b)) by delivery to such Company Stockholder evidence of book-entry notations evidencing such Merger Consideration, duly executed by Parent, along with the payment of any applicable Cash Payment in Lieu of Fractional Shares, without interest, by check or wire transfer at the direction of such Company Stockholder and (ii) with respect to any In-the-Money Option, deliver to the holder of such In-the-Money Option the Option Consideration with respect to such In-the-Money Option by delivery to such Optionholder evidence of book-entry notations evidencing such Option Consideration, duly executed by Parent, along with the payment of any applicable Cash Payment in Lieu of Fractional Shares, without interest, payable, (A) if such Optionholder is a current or former employee of the Company or any of its Subsidiaries, through the Surviving Company’s or its applicable Subsidiary’s payroll or accounts payable system check or, (B) if such Optionholder is not a current or former employee of the Company or any of its Subsidiaries, by check or wire transfer at the direction of such Optionholder, in each case as promptly as practicable, and with respect to Company Stockholders or Optionholders (other than any Optionholder that is a current or former employees of the Company or any of its Subsidiaries), in any event within five (5) Business Days, following (I) the submission of a duly executed letter of transmittal substantially in the form attached hereto as Exhibit C (the “Letter of Transmittal”), electronically or by mail, to the Exchange Agent by such registered holder of record, which will specify that delivery will be effected only upon proper delivery of such documents to the Exchange Agent, and which will be in the form attached as Exhibit C hereto and include a waiver of any appraisal rights and a release of claims subject to customary exceptions, and (II) submission of any other documents (including applicable tax forms along with taxpayer identification numbers for U.S. Federal income tax purposes) that Parent or the Exchange Agent may reasonably require in connection therewith; provided that, in the case of any Company Stockholder or Optionholder that is not a current or former employee that delivers a duly executed Letter of Transmittal no later than three (3) Business Days prior to the Closing Date, the applicable Merger Consideration or Option Consideration, will be delivered within two (2) Business Days of the Closing Date.

(d) No Further Ownership Rights in Company Shares. All Merger Consideration paid or payable upon surrender in exchange for Company Shares in accordance with the terms hereof will be deemed to have been delivered in full satisfaction of all rights pertaining to such Company Shares. After the Effective Time, no further transfers will be made on the stock transfer books of Company of Company Shares. At the Effective Time, all Company Shares will cease to be outstanding, shall automatically be cancelled and shall cease to exist, and each holder thereof shall only have the right to receive the applicable portion of the Merger Consideration (provided, however, that, holders of Appraisal Shares will only be entitled to the right to receive fair value of such shares in accordance with Section 3.1(d)(ii) and the provisions of the DGCL, if and to the extent applicable) as described in Section 3.1(c).

(e) Return to Parent. The Exchange Agent will redeliver or repay to Parent any cash or Parent Common Shares made available to the Exchange Agent and not disbursed to the registered holders of record of Company Shares or Optionholders within twelve (12) months after the Effective Time. After such time any such holder who has not yet been paid the applicable portion of the Merger Consideration or Option Consideration to which the holder is entitled under this Article III, subject to applicable Law, will look as a general creditor only to Parent for payment of the applicable portion of the Merger Consideration or Option Consideration, as applicable. Despite any provision of this Agreement, to the fullest extent permitted by applicable Law, none of Parent, the Exchange Agent, Surviving Company, or any other Person will be liable to any holder of Company Shares or In-the-Money Options, as applicable, for any cash delivered to a public official according to applicable abandoned property, escheat, or similar law. Any portion of the Merger Consideration or Option Consideration remaining unclaimed by Company Stockholders or Optionholders, as applicable, twelve (12) months after the Effective Time (or such earlier date immediately prior to such time when the amounts would otherwise escheat to or become property of any Governmental Authority) shall become, to the extent permitted by Applicable Law, the property of Surviving Company free and clear of any claim or interest of any Person previously entitled thereto.

Section 3.4. Optionholder Spreadsheet. At least five (5) Business Days before the Closing Date, the Company will prepare and deliver to Parent a draft spreadsheet, based upon the information available to the Company as of such date in a form reasonably acceptable to Parent, setting forth the following information: the name of, and address of record and email address, and the number of In-the-Money Options held by, each holder of In-the-Money Options, the number of Parent Common Shares and amount of Cash Payments in Lieu of Fractional Shares, if any, to be paid to each Optionholder (both prior to and following reduction for applicable Taxes), in each case based on the Parent Stock Value determined as of the date immediately prior to delivery of such spreadsheet and the Exchange Ratio determined in accordance with Section 2.4(a) (the “Optionholder Spreadsheet”). The final Optionholder Spreadsheet will be delivered by the Company one (1) Business Day prior to the Closing Date ), in each case based on the Parent Stock Value determined as of the date of delivery of such final Optionholder Spreadsheet and the Exchange Ratio determined in accordance with Section 2.4(a) and certified on behalf of the Company by the Company’s Chief Financial Officer (the “Option Consideration Certificate”).

Section 3.5. Withholding Rights. Parent, the Company, the Surviving Company and the Exchange Agent (and any of their Affiliates or agents) will be entitled to deduct and withhold from any payment to be made under this Agreement (including by way of a reduction of the amount of Parent Common Shares otherwise to be received) all Taxes that Parent, the Company, the Surviving Company, the Exchange Agent, or their Affiliates or Representatives, as the case may be, is required to deduct and withhold with respect to such payment in accordance with the Code (or any provision of other applicable Law). Any Taxes withheld pursuant to this Section 3.5 will be treated for all purposes of this Agreement as having been paid to or received by the Person in respect of which such deduction and withholding was made. To the extent that Parent (or any of its Affiliates or agents) become aware of any applicable withholding Taxes other than Taxes required to be withheld pursuant to Section 1445 of the Code or as a result of a failure to provide any form contemplated by this Agreement or the Letter of Transmittal, Parent (or any such Affiliate or agent) shall use commercially reasonable efforts to (a) provide prompt written notice to the Company of the amount of such Tax and (b) consult with the Company in good faith as to the nature of the Tax and the basis upon which such withholding is required. Each of Parent, the Company and any of their respective Affiliates or agents agree to use their commercially reasonable efforts to mitigate the imposition of any withholding Taxes.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except as set forth in the Company Disclosure Schedules attached hereto (each of which qualifies (a) the correspondingly numbered representation or warranty and (b) such other representations and warranties where its relevance as an exception to (or disclosure for purposes of) such other representation or warranty is reasonably apparent on the face of such disclosure) (collectively, the “Company Disclosure Schedules”), the Company hereby represents and warrants to Parent and Merger Sub as follows:

Section 4.1. Organization and Qualification.

(a) Each Company Entity is (i) a corporation, limited liability company, limited partnership or other corporate entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation as set forth in Section 4.1(a) of the Company Disclosure Schedules, and has all necessary corporate, limited liability company or other power and authority to own, lease and operate its properties and assets and to carry on its business as it is now being conducted and as currently proposed to be conducted and (ii) duly qualified or licensed as a foreign corporation to do business, and is in good standing, in each jurisdiction where the character of the properties and assets occupied, owned, leased or operated by it or the nature of its business makes such qualification or licensing necessary, except, in each case, for any such failures that would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

(b) The Company has heretofore furnished (or caused to be furnished) to Parent a true and complete copy of the Organizational Documents, each as amended to date, of each Company Entity, and each as so delivered is in full force and effect. No Company Entity is in violation of any of the provisions of its Organizational Documents in any material respect. The transfer books and minute books of each Company Entity that have been made available for inspection by Parent prior to the Agreement Date are true and complete in all material respects.

Section 4.2. Authority. Each of the Sellers and the Company Entities have all requisite corporate, limited liability company. partnership or other power and authority to execute and deliver this Agreement and each of the Ancillary Agreements to which it is or will be a party, to perform its obligations hereunder and thereunder and, subject to receipt of the Company Stockholder Approval (which shall be delivered within 24 hours of the execution and delivery of this Agreement), to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance by the Sellers and the Company Entities of this Agreement and each of the Ancillary Agreements to which it is or will be a party and the consummation by the Sellers and the Company Entities of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate, limited liability company, partnership or other action, and no other corporate proceedings on the part of the Company are necessary to approve this Agreement and each such Ancillary Agreements or to consummate the transactions contemplated hereby or thereby, subject, in the case of the Merger, to receipt of the Company Stockholder Approval (which shall be delivered within 24 hours of the execution and delivery of this Agreement). This Agreement has been, and upon their execution each of the Ancillary Agreements to which the Sellers, the Company or any other Company Entity is or will be a party will have been, duly and validly executed and delivered by the Sellers or such Company Entity, as applicable, and, assuming due authorization, execution and delivery by each of the other parties hereto and thereto, this Agreement constitutes, and upon their execution each of the Ancillary Agreements to which the Sellers or a Company Entity is or will be a party will constitute, the legal, valid and binding obligations of the Sellers or a Company Entity, as applicable, enforceable against the Sellers or such Company Entity, as applicable, in accordance with their respective terms, except as enforcement may be limited by applicable Equitable Principles.

Section 4.3. No Conflict; Required Filings and Consents.

(a) The execution, delivery and performance by the Sellers and the Company of this Agreement and each of the Ancillary Agreements to which the Sellers, the Company or any Subsidiary of the Company will be a party, and the consummation by the Sellers and the Company of the transactions contemplated hereby and thereby, do not and will not:

(i) conflict with or violate the Organizational Documents of the Sellers or the Company Entities;

(ii) assuming that all consents, approvals and authorizations contemplated by clauses (i) through (iv) of subsection (b) below have been obtained and all filings described in such clauses have been made, conflict with or violate any Law applicable to the Sellers or the Company Entities or by which any property or asset of the Sellers or the Company Entities is bound or affected; or

(iii) conflict with, result in any breach of, constitute a default (or an event that, with notice or lapse of time or both, would become a default) under, require any consent of or notice to any Person pursuant to, or give to others any rights of termination, amendment, modification, acceleration or cancellation of, allow the imposition of any fees or penalties, require the offering or making of any payment or redemption, give rise to any increased, guaranteed, accelerated or additional rights, remedies, recourse or entitlements of any Person or otherwise adversely affect any rights of the Sellers or the Company Entities under, or result in the creation of, or give any Person rights to exercise remedies with respect to, any Lien on any property, asset or right of the Sellers or the Company Entities pursuant to, any note, bond, mortgage, deed, security instrument, filing, indenture, agreement, lease, license, permit, franchise, instrument, obligation or other Company Material Contract to which the Sellers or a Company Entity is a party or by which the Sellers or a Company Entity or any of their respective properties, assets or rights are bound or affected;

except, in the case of clause (ii) or (iii), for any such conflicts, violations, breaches, defaults or other occurrences that would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

(b) None of the Sellers or the Company Entities is required to file, seek or obtain any notice, authorization, approval, order, permit or consent of or with any Governmental Authority in connection with the execution, delivery and performance by the Sellers or any Company Entity of this Agreement and each of the Ancillary Agreements to which the Sellers or any Company Entity is or will be a party or the consummation of the transactions contemplated hereby or thereby or in order to prevent the termination of any right, privilege, license or qualification of any Company Entity, except (i) for any filings required to be made under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”) and any filings required under the applicable requirements of antitrust or other competition laws of jurisdictions other than the United States or investment laws relating to foreign ownership (“Foreign Antitrust Laws”) set forth on Section 4.3 of the Company Disclosure Schedules, (ii) for such filings as may be required by any applicable federal or state securities or “blue sky” Laws, (iii) for the filing with the Secretary of State of the State of Delaware of the Certificate of Merger as required by the DGCL and the LLC Act, (iv) as may be necessary as a result of any facts or circumstances relating to Parent or any of its Affiliates, or (v) for any failure to obtain such consent, approval, authorization or action, or to make such filing or notification, that would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

Section 4.4. Capitalization.

(a) The authorized capital stock of the Company consists of 175,000,000 shares of Company Common Stock and 10,000,000 shares of preferred stock of the Company, of which 106,003,953 shares of Company Common Stock and no shares of preferred stock of the Company are issued and outstanding on the Agreement Date. Section 4.4(a) of the Company Disclosure Schedules sets forth a true, complete and accurate list of the holders of record of the capital stock of the Company as of the date of this Agreement, and such holders collectively own such shares free and clear of Liens other than Liens imposed by Parent or under applicable securities Laws or which will be discharged or released at or prior to Closing. The Company does not hold any shares as treasury stock. All of the issued and outstanding Company Shares have been duly authorized and validly issued.

(b) All of the issued Options have been duly authorized, validly issued and were offered and issued free of and not in violation of preemptive or similar rights and offered and issued in compliance with applicable securities Laws and all requirements set forth in the Company Stock Plan. All of the issued and outstanding Options are held or owned of record, as applicable, by the holders in the amounts set forth on Section 4.4(b) of the Company Disclosure Schedules as of the Agreement Date and, except with respect to (x) the forfeiture of Options on the terms thereof upon the termination of employment or service of the individual holding such Options and (y) the exercise of Options, as of immediately prior to the Closing. All of the Options are for Company Shares. Section 4.4(b) of the Company Disclosure Schedules sets forth which of the Options are vested and unvested as of the Agreement Date, the name of the holder thereof, the date of grant, and the exercise price as of the Agreement Date for each of the Options held. Each Option has an exercise price per share equal to or greater than the fair market value of a Company Share on the date of grant of such Option, and has not otherwise been modified within the meaning of Section 409A of the Code. The Company has the requisite power and authority, in accordance with the Company Stock Plan, the applicable award agreements and any other applicable Contract, to take the actions contemplated by Article III and no such action shall cause the Options to cease to be exempt from the requirements of, or result in a Tax under, Section 409A of the Code.

(c) Section 4.4(c) of the Company Disclosure Schedules sets forth, for the Company and each Subsidiary of the Company, the amount of its authorized capital stock or other equity or ownership interests, the amount of its outstanding capital stock or other equity or ownership interests, and the record owners of its outstanding capital stock or other equity or ownership interests. Besides the 1,197,653 Company Shares available for issuance under the Company Stock Plan and 9,302,347 Company Shares reserved for issuance upon exercise of the Options or as otherwise set forth in Section 4.4(c) of the Company Disclosure Schedules, neither the Company nor any of its Subsidiaries has issued or agreed to issue any: (a) share of capital stock or other equity or ownership interest; (b) option, warrant or interest convertible into or exchangeable or exercisable for the purchase of shares of capital stock or other equity or ownership interests; (c) stock appreciation right, phantom stock, interest in the ownership or earnings of the Company or any of its Subsidiaries or other equity equivalent or equity-based award or right; or (d) bond, debenture or other indebtedness having the right to vote or convertible or exchangeable for securities having the right to vote.

(d) Each outstanding share of capital stock or other equity or ownership interest of the Company and each of its Subsidiaries is (i) duly authorized, validly issued, fully paid and nonassessable, (ii) was issued, offered, sold and delivered by the Company or such Subsidiary in compliance with all applicable federal and state securities laws, and (iii) was not issued in breach or violation of any right of first refusal, right of first offer, preemptive or similar rights, agreements, arrangements or commitments under any provision of applicable Law, the Company’s or such Subsidiary’s Organizational Documents or any Contract to which the Company or any of its Subsidiaries is a party, and in the case of its Subsidiaries, each such share or other equity or ownership interest is owned by the Company or another Subsidiary, free and clear of all Liens (other than Permitted Liens). Except as listed in Section 4.4(d) of the Company Disclosure Schedules, and except for rights granted to Parent or Merger Sub under this Agreement, there are no outstanding obligations, options, warrants, convertible securities or other rights, agreements, arrangements or commitments of any kind relating to the capital stock of the Company or obligating the Company to issue, sell or transfer or repurchase, redeem or otherwise acquire, or that relate to the holding, voting or disposition of or that restrict the transfer of, the issued or unissued capital stock or other interests of the Company or any of its Subsidiaries or to provide funds to, or make any investment in, any other Person.

Section 4.5. Equity Interests. Except as listed in Section 4.5 of the Company Disclosure Schedules, neither the Company nor any of its Subsidiaries directly or indirectly owns any equity, partnership, membership or similar interest in, or any interest convertible into, exercisable for the purchase of or exchangeable for any such equity, partnership, membership or similar interest in, or is under any current or prospective obligation to form or participate in, provide funds to, make any loan, capital contribution or other investment in or assume any liability or obligation of, any Person (other than any other wholly-owned Company Entity).

Section 4.6. Company Financial Statements; Undisclosed Liabilities; Projections.

(a) True and complete copies of the audited consolidated balance sheet of the Company and its Subsidiaries as of December 31, 2018 and December 31, 2019 and the related audited consolidated statements of income, retained earnings, stockholders’ equity and changes in financial position of the Company and its Subsidiaries, together with all related notes and schedules thereto, accompanied by the reports thereon of the Company’s independent auditors (collectively referred to as the “Company Financial Statements”) and the unaudited consolidated balance sheet of the Company and its Subsidiaries as at September 30, 2020 (the “Company Balance Sheet”), and the related consolidated statements of income, retained earnings, stockholders’ equity and changes in financial position of the Company and its Subsidiaries, together with any related notes and schedules thereto, for the nine-month period ended September 30, 2020 (and the corresponding interim period in the prior year) (collectively referred to as the “Interim Company Financial Statements”), are attached hereto as Section 4.6(a) of the Company Disclosure Schedules. Each of the Company Financial Statements and the Interim Company Financial Statements (i) has been prepared based on the books and records of the Company and its Subsidiaries (except as may be indicated in the notes thereto), (ii) has been prepared in accordance with GAAP applied on a consistent basis throughout the periods indicated (except as may be indicated in the notes thereto), (iii) fairly presents, in all material respects, the consolidated financial position, results of operations and cash flows of the Company and its Subsidiaries as at the respective dates thereof and for the respective periods indicated therein, except as otherwise noted therein and subject, in the case of the Interim Company Financial Statements, to normal and recurring year-end adjustments that will not, individually or in the aggregate, be material to the Company Entities, taken as a whole and (iv) are in a form sufficient to comply with Rule 3-05 of Regulation S-X under the Securities Act.

(b) A true and complete copy of the consolidated balance sheet of the Company and its Subsidiaries as of the Locked Box Date (the “Locked Box Balance Sheet”) is attached hereto as Section 4.6(b) of the Company Disclosure Schedules. The Locked Box Balance Sheet (i) has been prepared based on the books and records of the Company and its Subsidiaries (except as may be indicated in the notes thereto), (ii) has been prepared in accordance with GAAP applied on a consistent basis throughout the periods indicated (except as may be indicated in the notes thereto) and (iii) fairly presents, in all material respects, the consolidated financial position, of the Company and its Subsidiaries as at the date thereof, except as otherwise noted therein and subject to normal and recurring year-end adjustments that will not, individually or in the aggregate, be material to the Company Entities, taken as a whole.

(c) Since January 1, 2018, neither the Company nor any of its Subsidiaries has received any material written complaint, allegation, assertion or claim regarding significant deficiencies in the accounting or auditing practices, procedures, methodologies or methods of the Company or any of its Subsidiaries or their respective internal accounting controls, including any complaint, allegation, assertion or claim that the Company or any of its Subsidiaries has engaged in unlawful accounting or auditing practices. Since January 1, 2018, there have been no material internal investigations regarding accounting or revenue recognition discussed with, reviewed by or initiated at the direction of the chief executive officer, chief financial officer or general counsel of the Company, or the Company Board or any committee thereof.

(d) None of the Company Entities has any debts, liabilities or obligations of any nature, whether accrued or fixed, absolute or contingent, matured or unmatured, or determined or determinable, known or unknown, that would be required to be reflected on a balance sheet prepared in accordance with GAAP or disclosed in the notes thereto, other than any such debts, liabilities or obligations (i) reflected on the Company Financial Statements, (ii) incurred since the date of the Company Balance Sheet in the ordinary course of business of the Company and its Subsidiaries, (iii) liabilities incurred in connection with the Merger or otherwise as expressly contemplated by this Agreement or any Ancillary Agreement, and (iv) liabilities which would not, individually or in the aggregate, reasonably be material to the Company Entities, taken as a whole.

Section 4.7. Absence of Certain Changes or Events. Since the date of the Company Balance Sheet until the Agreement Date, (a) the business of the Company Entities has been conducted in the ordinary course of business, and (b) there has not been any change, event or development that, individually or in the aggregate, has had or is reasonably expected to have a Company Material Adverse Effect. Since the date of the Company Balance Sheet until the Agreement Date, the Company Entities have not taken any action that, if taken after the Agreement Date, would constitute a breach of any of the covenants set forth in Section 6.1. Since the Locked Box Date through the Agreement Date, there has been no Leakage except as set forth on Section 4.7 of the Company Disclosure Schedule.

Section 4.8. Compliance with Law; Permits.

(a) Each Company Entity is, and has been since January 1, 2018, in compliance in all material respects with all Laws (including those Laws relating to safety and fire requirements) applicable to it and its businesses and operations, except as would not, individually or in the aggregate, reasonably be expected to be material to the Company Entities, taken as a whole. None of the Company Entities or any of their executive officers has received, since January 1, 2018, any written or, to the knowledge of the Company, oral, notice, order, complaint or other communication from any Governmental Authority or any other Person that any Company Entity is not in compliance with any applicable Law, in each case, other than as would not, individually or in the aggregate, reasonably be expected to be material to the Company Entities, taken as a whole. In addition, and without limiting the foregoing, since January 1, 2018, each Company Entity has complied with, is not in violation of, and has not received any written or, to the Knowledge of the Company, oral notices of violation with respect to, and is not the subject of any pending audit or litigation with respect to, any applicable Law, in each case, other than as would not, individually or in the aggregate, reasonably be expected to be material to the Company Entities, taken as a whole.

(b) Other than as would not, individually or in the aggregate, reasonably be expected to be material to the Company Entities, taken as a whole, each Company Entity is in possession of, and to the extent applicable, has filed timely applications to renew, all permits, licenses, franchises, approvals, certificates, consents, waivers, concessions, exemptions, orders, registrations, notices or other authorizations of any Governmental Authority (“Permits”) necessary for each Company Entity to own, lease and operate its properties and to carry on its respective business in all material respects as currently conducted (the “Company Permits”). Section 4.8(a) of the Company Disclosure Schedules contains a true, correct and complete listing of all material Company Permits, which listing provides whether or not such Company Entity is in good standing with the permitting entity or according to the terms of the Company Permit and the Company Permit terms and expected dates of expiration. Each Company Entity is and has been in compliance in all material respects with all such Company Permits and has not done or omitted to do, or caused to be done or omitted to be done, any act, the effect of which would operate to invalidate, impair or be a breach of any Company Permits (including any Company Permits of any Governmental Authority), in each case, other than as would not, individually or in the aggregate, reasonably be expected to be material to the Company Entities, taken as a whole. No suspension, cancellation, modification, forfeiture, revocation or nonrenewal of any Company Permit is pending or, to the Knowledge of the Company, threatened, in each case, other than as would not, individually or in the aggregate, reasonably be expected to be material to the Company Entities, taken as a whole. The Company Entities will continue to have the use and benefit of all Company Permits following consummation of the transactions contemplated hereby. No Company Permit is held in the name of any employee, officer, director, stockholder, agent or otherwise on behalf of the Company Entities.

Section 4.9. Litigation. Except as set forth in Section 4.9 of the Company Disclosure Schedules, as of the Agreement Date, there is, and since January 1, 2019 there has been, no Action pending, or to the Knowledge of the Company, threatened by or against any Company Entity or any of the officers or directors of any Company Entity in regards to their actions as such, or relating to any property, right or asset of any Company Entity (a) seeking damages in excess of $450,000 or (b) that would otherwise, individually or in the aggregate, reasonably be expected to be material to the Company Entities. Except as would not, individually or in the aggregate, reasonably be expected to be material to the Company Entities, taken as a whole, as of the Agreement Date, there is, and since January 1, 2019, there has been, no (i) outstanding order, writ, judgment, injunction, decree, determination or award of, or (ii) pending or, to the Knowledge of the Company, threatened investigation by, any Governmental Authority relating to any Company Entity, any of their respective material properties, rights or assets, any of their respective officers or directors.

Section 4.10. Employee Benefit Plans.

(a) Section 4.10(a) of the Company Disclosure Schedules sets forth a true and complete list of all material Employee Plans. The Company has made available to Parent, with respect to each such Employee Plan (to the extent applicable thereto), copies of (i) the plan document (including all plan amendments), as currently in effect, or, if such Employee Plan is not in writing, a written description of such Employee Plan, (ii) the most recent (A) annual report (Form 5500 series) and attached schedules, (B) audited financial statements and (C) actuarial valuation report with respect to such Employee Plan, (iii) the most recent summary plan description, and all summaries of material modifications related thereto, distributed to participants in such Employee Plan, (iv) all material Contracts relating to such Employee Plan, including all trust agreements, administrative services agreements, group annuity contracts and insurance contracts, (v) if such Employee Plan is intended to be qualified under Section 401(a) of the Code, the most recent IRS determination, opinion, or advisory letter issued with respect to such Employee Plan, (vi) any non-discrimination tests performed for the most recently ended plan year and (vii) copies of any self-correction or voluntary correction filings pursuant to the IRS correction guidelines set forth in their EPCRS revenue procedure and any filings with the Department of Labor or for the Company’s or any of its Subsidiaries’ internal records under its Voluntary Fiduciary Compliance Program.

(b) (i) Each Employee Plan (other than any multiemployer plan within the meaning of 4001(a)(3) of ERISA) has been established, maintained and administered in all material respects with its terms and the requirements of applicable Law, including ERISA and the Code, (ii) each of the Company and its Subsidiaries has performed all obligations required to be performed by it under any Employee Plan and is not in material default under or in violation of any Employee Plan, (iii) none of the Company, any of its Subsidiaries nor any other Person has engaged in a non-exempt prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, with respect to an Employee Plan, as a result of which the Company or any of its Subsidiaries would incur a Tax under Section 4975 of the Code or a penalty under Section 502(i) of ERISA and (iv) no Action (other than claims for benefits in the ordinary course) is pending or, to the Knowledge of the Company, threatened with respect to any Employee Plan by any current or former employee, officer, director or individual service provider of the Company or any of its Subsidiaries, other than claims for benefits in the ordinary course, and no fact or event exists that would give rise to any such Action. No Employee Plan is currently, or in the past three years has been, under investigation, audit or review by any Governmental Authority.

(c) Each Employee Plan that is intended to be qualified under Section 401(a) of the Code (i) has received a timely favorable determination from the IRS that it is so qualified and each related trust that is intended to be exempt from federal income taxation under Section 501(a) of the Code has received a determination letter from the IRS that it is so exempt and, to the Knowledge of the Company, no fact or event has occurred since the date of such letter or letters from the IRS that would reasonably be expected to adversely affect the qualified status of any such Employee Plan or the exempt status of any such trust or (ii) is a prototype or volume submitter plan entitled, under applicable IRS guidance, to rely on a favorable opinion or advisory letter issued by the IRS to the sponsor of such prototype or volume submitter plan. To the Knowledge of the Company, nothing has occurred that would reasonably be expected to adversely affect the qualification under Section 401(a) of the Code of any such Employee Plan.

(d) None of the Employee Plans sponsored, maintained, contributed to (or for which there is an obligation to contribute to) by the Company or any of its Subsidiaries is (and neither the Company, nor any of its Subsidiaries has any Liability with respect to), and none of the Company or any of its Subsidiaries has ever sponsored, maintained, contributed to or been obligated to contribute to or had any liability with respect to a “defined benefit plan” (within the meaning of Section 302 of ERISA or Section 412 or 4971 of the Code). None of the Employee Plans is a “multiple employer plan” (within the meaning of Sections 4063 and 4064 of ERISA or Section 413(c) of ERISA) or a “multiple employer welfare arrangement” (as defined in ERISA Section 3(40)). With respect to the Employee Plans, all required contributions, premiums or payments of the Company or any of its Subsidiaries have been made or properly accrued in accordance with GAAP. Neither the Company, nor any of its Subsidiaries has incurred, and there are no circumstances under which the Company or any of its Subsidiaries would reasonably expect to incur, any Liability under Title IV of ERISA or Section 412 of the Code. Neither the Company, nor any of its Subsidiaries has maintained an Employee Plan providing medical or life insurance benefits to employees after retirement or other separation of service except (i) to the extent required by applicable Law, including Part 6 of Subtitle B of Title 1 of ERISA, Section 4980B of the Code and similar state Law, (ii) coverage through the end of the month of retirement or other separation of service, or (iii) life insurance benefits attributable to deaths occurring at or prior to retirement or other separation of service. Neither the Company nor any of its Subsidiaries has incurred or expects to incur (whether or not assessed), or is otherwise subject to, any liability pursuant to Section 4980H of the Code.

(e) With respect to any multiemployer plan (within the meaning of Section 4001(a)(3) of ERISA) to which the Company, its Subsidiaries has any liability or contributes (or has at any time contributed or had an obligation to contribute): (i) none of the Company or its Subsidiaries has incurred any withdrawal liability under Title IV of ERISA which remains unsatisfied or would be subject to such liability if, as of the Closing Date, the Company or its Subsidiaries were to engage in a complete withdrawal (as defined in Section 4203 of ERISA) or partial withdrawal (as defined in Section 4205 of ERISA) from any such multiemployer plan and (ii) no such multiemployer plan is in reorganization or insolvent (as those terms are defined in Sections 4241 and 4245 of ERISA, respectively) or is in critical or endangered status.

(f) With respect to any material Employee Plan that is established or maintained outside of the United States by the Company or any of its Subsidiaries for the benefit of employees, officers, directors or other individual service providers of the Company or any of its Subsidiaries residing or providing services outside of the United States (the “Non-US Plans”), (i) all amounts required to be reserved under each book reserved Non-US Plan have been so reserved in accordance with GAAP in all material respects and (ii) each Non-US Plan required to be registered with a Governmental Authority has been registered, has been maintained in good standing with the appropriate Governmental Authorities, has been maintained and operated in all material respects in accordance with its terms and is in compliance with all applicable Law.

(g) Neither the execution and delivery of this Agreement or any Ancillary Agreement, nor the consummation of the transactions contemplated hereby or thereby, either alone or in combination with any other event(s), could (i) reasonably be expected to give rise directly or indirectly to any “excess parachute payment” within in the meaning of Section 280G(b)(1) of the Code, (ii) result in any payment from the Company or any of its Subsidiaries becoming due, or increase the amount of any compensation due from the Company or any of its Subsidiaries, in each case to any current or former employee, director, or individual service provider of the Company or any of its Subsidiaries, (iii) entitle any current or former employee, officer, director or individual service provider of the Company or any of its Subsidiaries to severance pay or any payment contingent upon a change in control or ownership of the Company or any of its Subsidiaries, (iv) increase or enhance any benefits payable under any Employee Plan, (v) directly or indirectly cause the Company or any of its Subsidiaries to transfer or set aside any assets to fund any benefits under any Employee Plan or otherwise give rise to any material liability under any Employee Plan, (vi) limit or restrict the right to merge, terminate or amend any Employee Plan on or after the Closing, or (vii) result in the acceleration of the time of payment, vesting or funding of any benefits under any Employee Plan. No current or former employee, director or individual service provider of the Company or any of its Subsidiaries is entitled to any gross-up, make-whole or other additional payment from the Company or any other Person in respect of any Tax (including Taxes imposed under Section 4999 or 409A of the Code) or interest or penalty related thereto.

Section 4.11. Labor and Employment Matters.

(a) Except as would not, individually or in the aggregate, reasonably be expected to be material to the Company Entities, taken as a whole, the Company Entities are, and since January 1, 2018 have been, in material compliance with all applicable Laws governing the employment of labor, including all contractual commitments and all such Laws relating to discrimination or harassment in employment; terms and conditions of employment; termination of employment; wages; overtime classification; hours; meal and rest breaks; employee leave requirements; child labor; occupational safety and health; employee whistle-blowing; immigration and employment eligibility verification; employee privacy; background checks and other consumer reports regarding employees and applicants; employment practices; affirmative action and other employment-related obligations on federal contractors and subcontractors; classification of employees, consultants and independent contractors; labor relations; collective bargaining; unemployment insurance; the collection and payment of withholding and/or social security taxes and any similar tax; and workers’ compensation (collectively, “Employment Matters”).

(b) Except as would not, individually or in the aggregate, reasonably be expected to be material to the Company Entities, taken as a whole, to the Knowledge of the Company, (i) all individuals characterized and treated by the Company Entities as independent contractors or consultants are properly treated as independent contractors under all applicable Laws and (ii) all employees of the Company Entities classified as exempt under the Fair Labor Standards Act and applicable state and local Laws are properly classified in all material respects.

(c) Except as would not, individually or in the aggregate, reasonably be expected to be material to the Company Entities, taken as a whole, there are no, and since January 1, 2018 there have been no, Actions pending, or to the Knowledge of the Company, threatened to be brought or filed by or with any Governmental Authority in connection with the employment of any employee, former employee, applicant for employment, independent contractor, or former independent contractors of any of the Company Entities relating to any Employment Matters. None of the Company Entities is a party to, or otherwise bound by, any consent decree with, or citation by, any Governmental Authority relating to any Employment Matters.

(d) No Company Entity is a party to, or bound by, any labor agreement, collective bargaining agreement, works council agreement, work rules or practices, or any other labor-related agreement or arrangement with any labor union, trade union or labor organization (collectively, a “Collective Bargaining Agreement”). There are no Collective Bargaining Agreements that pertain to any of the employees of the Company Entities, and no employees of any Company Entity are represented by any labor union, trade union or labor organization, works council, or any other employee representative body with respect to their employment with a Company Entity. (i) No labor union, trade union, labor organization, works council or group of employees of any Company Entity has made a pending demand for recognition or certification, and (ii) there are no representation or certification proceedings or petitions seeking a representation proceeding presently pending or threatened in writing to be brought or filed with the National Labor Relations Board or any other labor relations tribunal or authority. There are no, and since January 1, 2018 have been no, union organizing activities with respect to any employees of any Company Entity. Except as would not, individually or in the aggregate, reasonably be expected to be material to the Company Entities, taken as a whole, since January 1, 2018, there has been no actual, or threatened in writing, arbitrations, material grievances, labor disputes, strikes, lockouts, slowdowns or work stoppages against or affecting any Company Entity.

(e) Each Company Entity is in compliance in all material respects with the United States Immigration Reform and Control Act and the obligations to complete and maintain Form I-9s to the extent required by applicable Law.

(f) No Company Entity has effectuated (i) a “plant closing” (as defined in the WARN Act) affecting any site of employment or one or more facilities or operating units within any site of employment or facility of any Company Entity or (ii) a “mass layoff” (as defined in the WARN Act) affecting any site of employment or facility of any Company Entity; and no Company Entity has consummated any transaction or engaged in layoffs or employment terminations sufficient in number to trigger application of any similar state, local or foreign Law. No employee of any Company Entity has suffered an “employment loss” (as defined in the WARN Act) during the ninety (90) days prior to the Agreement Date.

(g) Since January 1, 2018, no Company Entity has been party to a settlement agreement with a current or former director, officer or employee with title of senior vice president and above of any Company Entity resolving allegations of sexual harassment by any officer, director or employee of any Company Entity. There are no, and since January 1, 2018 there have not been, any, Actions pending or, to the Knowledge of the Company, threatened, nor any other complaint, charge or claim made, against any current or former director, officer or employee with title of senior vice president and above of any Company Entity, in each case, involving allegations of sexual harassment by any officer or employee of any Company Entity.

(h) To the Knowledge of the Company, none of the Company Entities is a party to any contract or subcontract with the United States government or any department or agency thereof that, individually or in the aggregate, trigger any obligations under Executive Order 11246, Section 503 of the Rehabilitation Act of 1973, or the Vietnam Era Veterans’ Readjustment Assistance Act, and no customers are using the products or services of any of the Company Entities to perform services or provide goods for the United States government or any department or agency thereof, or have included any reference to federal contracting, subcontracting or supplying, or otherwise referenced Executive Order 11246, Section 503 of the Rehabilitation Act of 1973, or the Vietnam Era Veterans’ Readjustment Assistance Act, in any Contract with any of the Company Entities.

(i) To the Knowledge of the Company, (i) no employee or independent contractor of any of the Company Entities is in violation of any term of any employment contract, consulting contract, non-disclosure agreement, common law non-disclosure obligation, non-competition agreement, non-solicitation agreement, proprietary information agreement or any other agreement relating to confidential or proprietary information, intellectual property, competition, or related matters; and (ii) the continued employment by the Company Entities of their respective employees, and the performance of the contracts with the Company Entities by their respective independent contractors, will not result in any such violation. None of the Company Entities has received any written notice alleging that any such violation has occurred since January 1, 2018.

(j) To the Knowledge of the Company, no executive officer or employee at the level of senior vice president of above intends to terminate his or her employment with any of the Company Entities.

Section 4.12. Insurance. Section 4.12 of the Company Disclosure Schedules sets forth a true and complete list of all material insurance policies in force and maintained by the Company Entities with respect to the properties, assets or business of the Company Entities, together with the carriers and liability limits for each such policy. All such policies are in full force and effect and no application therefor included a material misstatement or omission. All premiums with respect thereto have been paid in full to the extent due. No Company Entity has received notice of, nor to the Knowledge of the Company is there threatened, any cancellation, termination, material reduction of coverage or material premium increases with respect to any such policy. The types and amounts of coverage provided in such insurance policies are usual and customary for a business of the size and nature of the Company Entities, taken as a whole.

Section 4.13. Title to, Sufficiency and Condition of Assets.

(a) Except as would not, individually or in the aggregate, reasonably be expected to be material to the Company Entities, taken as a whole, (i) the Company Entities have good and valid title to, or a valid leasehold interest in, all of their assets, including all of the assets reflected on the Company Balance Sheet or acquired in the ordinary course of business since the date of the Company Balance Sheet, except those sold or otherwise disposed of for fair value since the date of the Company Balance Sheet in the ordinary course of business and (ii) the assets owned or leased by the Company Entities constitute all of the assets necessary for the Company Entities to carry on their respective businesses as currently conducted as of the Agreement Date. None of the assets owned or leased by a Company Entity is subject to any Lien, other than Permitted Liens.

(b) All tangible assets owned or leased by a Company Entity have been maintained in all material respects in accordance with generally accepted industry practice, are in all material respects in good operating condition and repair, ordinary wear and tear expected and are adequate for the uses to which they are being put, except where the failure to be so maintained and to be in such conditions and adequacy is not material to the Company Entities, taken as a whole.

Section 4.14. Real Property.

(a) Section 4.14(a) of the Company Disclosure Schedules sets forth the address or parcel number of each Company Owned Real Property and the name of the Company Entity owning such Company Owned Real Property. Except as would not, individually or in the aggregate, reasonably be expected to be material to the Company Entities, taken as a whole, the applicable Company Entity has good, indefeasible, insurable and marketable fee simple title (or the applicable local equivalent) to such Company Owned Real Property, free and clear of all Liens other than Permitted Liens.

(b) Section 4.14(b)(i) of the Company Disclosure Schedules sets forth a true and complete list, as of the Agreement Date, of all material leases, subleases and occupancy agreements of real property, together with all amendments, modifications and other agreements relating thereto (the “Company Leased Real Property” and together with the Company Owned

Real Property, the “Company Real Property”) pursuant to which any Company Entity is the lessee, sublessee, sublessor, or party to such agreement (individually, a “Company Real Property Lease”). Except as would not, individually or in the aggregate, reasonably be expected to be material to the Company Entities, taken as a whole, each such Company Real Property Lease is in full force and effect and is a legal, valid, binding and enforceable obligation of the applicable Company Entity, and, to the Knowledge of the Company, of the other party or parties thereto, except as enforceability may be limited by applicable Equitable Principles. The Company has delivered or made available to Parent true and complete copies of each Company Real Property Lease, and no Company Real Property Lease has been modified except as listed in Section 4.14(b)(i) of the Company Disclosure Schedules. No Company Entity, or to the Knowledge of the Company, other party thereto is in breach or default (with or without any notice, passage of time or both) in any material respect under any of such Company Real Property Leases. There are no material leases, licenses or occupancy agreements pursuant to which any third party is granted the right to use of the Company Real Property other than transient rentals in the ordinary course of business or as set forth on Section 4.14(b)(ii) of the Company Disclosure Schedules (“Company Third Party Leases”). There are no outstanding rights of reversion, rights of first offer, rights of first refusal or other right or option to purchase or dispose of the Company Real Property or any portion thereof other than as set forth on Section 4.14(b)(iii) of the Company Disclosure Schedules and other than any such rights that run to the benefit of one or more Company Entities only. The Company has delivered or made available to Parent in the Data Room true, correct and complete copies of the Company Third Party Leases and no Company Entity has received or delivered notice of a default under any Company Third Party Lease to the extent such default remains uncured except as would not, individually or in the aggregate, reasonably be expected to be material to the Company Entities taken as a whole.

(c) Except as would not reasonably be expected to be material to the Company Entities, taken as a whole, the Company Entities own, hold valid and enforceable leases or otherwise have valid title to all material machinery, equipment and other movable or personal property (excluding, for the avoidance of doubt, Intellectual Property) necessary for the conduct of its business as currently conducted, free and clear of all Liens other than Permitted Liens.

(d) Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, to the Knowledge of the Company, as of the Agreement Date, none of the Company Entities has received any written notice to the effect that any condemnation or rezoning proceedings are pending or threatened with respect to any of the Company Real Property or that since January 1, 2019, there has been any material casualty, damage or destruction to any of the Company Real Property that is not covered by insurance. Section 4.14(d)(i) of the Company Disclosure Schedules lists each real property or leasehold interest in any ground lease conveyed, transferred, assigned or otherwise disposed of by any Company Entity since January 1, 2019, except for easements or similar interests and except for sales of timeshare intervals (the “Prior Sale Agreements”). To the Knowledge of the Company, as of the Agreement Date, none of the Company Entities has received any written notice of any outstanding claims under any Prior Sale Agreements which would reasonably be expected to result in liability to the Company Entities in an amount, in the aggregate, in excess of $350,000.

(e) Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, the Company Entities and Non-Profit VCAs have obtained all material certificates, licenses, permits, franchises, consents, and other approvals, governmental and otherwise, including zoning, building code, land use, environmental and other similar permits or approvals, necessary for the ownership and current operation for the Company Real Property and the conduct of its business, all of which are in full force and effect as of the Agreement Date and not subject to revocation, suspension, forfeiture or modification.

(f) Except as would not, individually or in the aggregate, reasonably be expected to be material to the Company Entities, taken as whole, each Company Real Property has adequate rights of access to public ways and is served by water, sewer, sanitary sewer and storm drain facilities adequate to service such Company Real Property for full utilization for its intended uses. Except as would not, individually or in the aggregate, reasonably be expected to be material to the Company Entities, taken as a whole, all public utilities necessary to the full use and enjoyment of the Company Real Property as currently used and enjoyed are located either in the public right-of-way abutting the Company Real Property (which are connected so as to serve the Company Real Property without passing over other property) or in recorded easements serving the Company Real Property and such easements are set forth in and insurable under title insurance policies.

(g) Except as would not, individually or in the aggregate, reasonably be expected to be material to the Company Entities, taken as a whole, each Company Real Property is assessed for real estate tax purposes as one or more wholly independent tax lot or lots, separate from any adjoining land or improvements not constituting a part of such lot or lots, and no other land or improvements is assessed and taxed together with any Company Real Property or any portion thereof.

(h) To the Knowledge of the Company, no portion of any Company Real Property has been or will be purchased, improved, equipped or fixtured with proceeds of, or used for, any illegal activity.

Section 4.15. Intellectual Property .

(a) Section 4.15(a) of the Company Disclosure Schedules sets forth a complete and accurate list of all Intellectual Property registrations and applications owned by the Company Entities.

(b) The Company Entities are the exclusive owners of all of their material proprietary Intellectual Property, free and clear of any and all Liens except for Permitted Liens, and all Persons who created, invented or developed any such material proprietary Intellectual Property have assigned to the Company Entities in writing all of their rights therein that do not vest initially in the Company Entities by operation of law. Each item on Section 4.15(b) of the Company Disclosure Schedules is subsisting, unexpired and, to the Knowledge of the Company, valid and enforceable. The conduct of the Company Entities’ business does not infringe, misappropriate or otherwise violate (“Infringe”) the Intellectual Property of any Person in any material respect, and no Person is materially Infringing the Intellectual Property of the Company Entities. Section 4.15(b) of the Company Disclosure Schedules sets forth a complete and accurate description of any settlement or order involving any material ongoing obligations of the Company Entities related to Intellectual Property.

Section 4.16. IT Systems; Privacy; Data Protection.

(a) Each Company Entity, since January 1, 2018: (i) is, and has been, in compliance in all material respects with all Privacy Requirements applicable to it and its businesses and operations; (ii) has not received any written or, to the Knowledge of the Company, oral notice, order, complaint or other communication from any Governmental Authority or any other Person that any Company Entity is not in compliance with any Privacy Requirement; and (iii) to the Knowledge of the Company, is not the subject of any pending audit or litigation with respect to any Privacy Requirement, except, in the case of (i), (ii) or (iii) as would not, individually or in the aggregate, reasonably be expected to be material to the Company Entities, taken as a whole.

(b) The IT Systems used by the Company Entities (i) are sufficient in all material respects to operate their business as currently conducted; (ii) are fully functional, maintained properly and operate in accordance with their documentation in all material respects; and (iii) are free from (and are designed to prevent the insertion of) material defects, errors, harmful code, viruses, worms, time bombs, key locks, malware, ransomware, trojan horses, and other material corruptants.

(c) The Company Entities have taken commercially reasonable actions (including implementing and monitoring compliance with technical, administrative and physical security measures) to protect and maintain (i) their material confidential information and trade secrets and (ii) the security, integrity, continuous operation, redundancy and backup of the IT Systems used in their businesses (and all data, including Personal Data, stored therein or processed thereby), and there have been no material breaches, violations, losses or outages of or unauthorized access to, use of, or Processing of same, except for those that were resolved without material cost, liability or the duty to notify any Person. Section 4.16(c) of the Company Disclosure Schedules lists all of the publicly posted privacy policies of the Company Entities in effect since January 1, 2018 that differ in any material respect from the current, publicly posted policies of the Company Entities.

Section 4.17. Taxes.

(a) All income and other material Tax Returns required to be filed with respect to the Company Entities, taking into account any timely filed extensions of time to file, have been, or will be, timely filed by or on behalf of the Company Entities with the appropriate Taxing Authorities and such Tax Returns are true and complete in all material respects and prepared in material compliance with all applicable Laws. The Company Entities have made available to Parent true and complete copies of the United States federal, state and local income Tax Returns filed by them for taxable periods ending on or after December 31, 2018.

(b) All income and other material amounts of Taxes of the Company Entities due and payable have been timely paid (whether or not shown as due and owing on any Tax Return). Each of the Company Entities has withheld (or will withhold) from its present and former employees, independent contractors, creditors, equityholders, and other Persons and timely paid (or will timely pay) to the appropriate Taxing Authority amounts in all material respects for all taxable periods (and portions thereof) ending on or before the Closing Date in material compliance with all Tax withholding and remitting provisions of applicable Laws.

(c) The Company Entities have collected all material amounts of sales, use and occupancy Taxes required to be collected, and has remitted, or will remit on a timely basis, such amounts to the appropriate Governmental Authorities, or has been furnished properly completed exemption certificates and has maintained all such records and supporting documents in the manner required by all applicable sales, use and occupancy Tax statutes and regulations.

(d) No income or other material deficiencies for any Taxes have been proposed, asserted or assessed in writing against the Company Entities that are still pending. Each assessed income or other material deficiency relating to Taxes by any Taxing Authority has been timely paid.

(e) No extensions of the period for assessment of any Taxes are currently in effect with respect to the Company Entities (other than extensions of time to file income Tax Returns obtained in the ordinary course of business and that do not require the consent of a Taxing Authority). None of the Company Entities has waived any statute of limitations in respect of a material amount of Taxes or agreed to any extension of time with respect to a material Tax assessment or deficiency. To the Knowledge of the Company, there is no such waiver or extension with respect to any consolidated, combined, unitary or similar group of which any of the Company Entities has ever been a member.

(f) There is no audit, investigation, claim, examination or other proceeding with respect to a material amount of Taxes or Tax Returns of the Company Entities that is currently in progress or, to the Knowledge of the Company, threatened in writing by any Taxing Authority.

(g) In the last six (6) years, no claim has been made in writing by any Taxing Authority in a jurisdiction where the Company Entities do not file a specific type of Tax Return that the Company Entities are or may be required to file Tax Returns in, or subject to taxation by, such jurisdiction, which claim has not been fully resolved.

(h) There are no Liens for Taxes upon any of the assets or properties of the Company Entities, except for Permitted Liens.

(i) None of the Company Entities has participated in any listed transaction within the meaning of Treasury Regulation Section 1.6011-4(b)(2).

(j) None of the Company Entities (i) is bound by any Tax sharing, Tax indemnification or Tax allocation agreement (other than any customary commercial agreement entered into in the ordinary course of business the primary purpose of which is not the sharing or allocation of Taxes), in each case, only to the extent (x) such agreement was entered into on or after March 9, 2007, or (y) such agreement was entered into prior to March 9, 2007 and the Company has actual knowledge (without any duty of inquiry) that such agreement would be described in clause (i) above, (ii) has ever been a member of any affiliated, consolidated, combined, unitary or similar group for purposes of filing Tax Returns (other than the group the common parent of which is the Company (including any predecessor thereof), or (iii) is liable for the Taxes of any other Person (other than any of the Company Entities) under Treasury Regulations Section 1.1502-6 (or any similar provision of state, local or foreign Law) or as a transferee or successor.

(k) During the last two years, none of the Company Entities has been a “distributing corporation” or a “controlled corporation” (within the meaning of Section 355(a)(1)(A) of the Code) in connection with a distribution of stock qualifying for or intended to qualify for tax-free treatment under Section 355 of the Code.

(l) None of the Company Entities will be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any period ending after the Closing Date as a result of any (i) change in or incorrect method of accounting for a taxable period ending on or prior to the Closing Date; (ii) “closing agreement” as described in Code Section 7121 (or any corresponding or similar provision of any state, local or foreign Law) executed prior to the Closing; (iii) installment sale or open transaction disposition made prior to the Closing; (iv) prepaid amount received or paid, or deferred revenue accrued, prior to the Closing; (v) any intercompany transactions or any excess loss account described in Treasury Regulations under Section 1502 of the Code (or any corresponding or similar provision of state, local or foreign income Tax Law) entered into or in existence prior to the Closing; (vi) use of the cash method of accounting, percentage of completion method of accounting, completed contract method of accounting, or long-term contract method of accounting on or prior to the Closing Date; (vii) gain recognition agreement entered into under Section 367 of the Code on or before the Closing Date or (viii) Taxes due under Section 951, 951A or 965(h) of the Code.

(m) None of the Company Entities has a permanent establishment (within the meaning of an applicable Tax treaty) or, otherwise has conducted a trade or business or had operations or an office or fixed place of business in, or is tax resident in, a jurisdiction other than the jurisdiction in which it is organized.

(n) None of the Company Entities (i) has made any election to defer any payroll Taxes under the CARES Act or claimed any other Tax relief pursuant to the CARES Act (or any similar provision of state, local or foreign Law) or (ii) has utilized the Employee Retention Tax Credit under the CARES Act to either offset Tax deposits or receive an advance Tax refund.

(o) None of the Company Entities is subject to or has a request for a private letter ruling, a closing agreement, a request for technical advice, a request for a change of any method of accounting, or any other similar request that is in progress or pending with any Taxing Authority with respect to a material amount of Taxes.

(p) None of the Company Entities has taken any action, nor knows of any fact or circumstance, that could reasonably be expected to prevent the Merger from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

(q) Notwithstanding anything herein to the contrary, the representations and warranties in this Section 4.17, together with the representations and warranties in Section 4.10 and Section 4.11(a), (i) are not intended to serve as representations with respect to taxable periods (or portions thereof) beginning after the Closing Date (other than Section 4.17(l)), and (ii) are not representations or warranties as to the amount of, or limitations on, any net operating losses, tax credits or other tax attributes that the Company Entities may have following the Closing.

Section 4.18. Environmental Matters.

(a) Each of the Company Entities is, and since January 1, 2018 has been, in compliance in all material respects with all applicable Environmental Laws. None of the Company Entities or any of its or their directors or executive officers has received since January 1, 2018 any notice, request for information, communication or complaint from a Governmental Authority or other Person alleging that the Company Entities has any material liability under any Environmental Law or is not in compliance in any material respect with any Environmental Law.

(b) None of the Company Entities have treated, stored, disposed of, arranged for or permitted the disposal of, transported, or handled any Hazardous Substances, in each case, in a manner that has given or would reasonably be expected to give, individually or in the aggregate, to give rise to any material liability pursuant to any Environmental Laws. To the Knowledge of the Company, there is no, and has been no Release or threatened Release of Hazardous Substances nor any Remediation or corrective action of any kind relating thereto, on, in, at or under any properties (including any buildings, structures, improvements, soils or subsurface strata, surface water bodies or drainage ways, and ground waters thereof) (i) currently or formerly owned, leased or operated by or for the Company Entities or any predecessor company; (ii) to which the Company Entities has sent any Hazardous Substances; or (iii) with respect to which the Company Entities may be liable, in each case, that would reasonably be expected, individually or in the aggregate, to give rise to any material liability pursuant to any Environmental Laws. To the Knowledge of the Company, there is no, and have been no, leaks, spills or other discharges of Hazardous Substances from any underground or aboveground storage tank on, in, at or under any properties currently or formerly owned, leased or operated by or for the Company Entities or any predecessor company that has given or would reasonably be expected, individually or in the aggregate, to give rise to any material liability pursuant to any Environmental Laws. Each of the Company Entities is and since January 1, 2018 has been in compliance in all material respects with ANSI/ASHRAE Standard 188-2018, Legionellosis: Risk Management for Building Water Systems.

(c) There is no pending or, to the knowledge of the Company, threatened investigation by any Governmental Authority, nor any pending or, to the Knowledge of the Company, threatened Action with respect to the Company Entities relating to Hazardous Substances or otherwise under any Environmental Law. None of the Company Entities have entered into any agreement to defend, hold harmless, reimburse or indemnify any other person with respect to material liabilities arising out of Environmental Laws.

(d) Each of the Company Entities holds all material Environmental Permits, and is, and since January 1, 2018 has been, in compliance in all material respects therewith. Neither the execution, delivery or performance of this Agreement nor the consummation of the transactions contemplated hereby will (i) require any notice to or consent of any Governmental Authority or other Person pursuant to any applicable Environmental Law or Environmental Permit or (ii) subject any Environmental Permit to suspension, cancellation, modification, revocation or nonrenewal, except in each case, that would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

(e) The Company Entities have provided to Parent all material permits, audits and other reports pertaining to compliance with Environmental Law and all “Phase I,” “Phase II” or other environmental reports in their possession, addressing any location ever owned, operated or leased by the Company Entities or at which the Company Entities actually, potentially or allegedly may have liability under any Environmental Law.

(f) For purposes of this Agreement:

(i) “Environmental Laws” means any Laws relating to (A) Releases or threatened Releases of Hazardous Substances or materials containing Hazardous Substances; (B) the manufacture, handling, transport, use, treatment, storage or disposal of Hazardous Substances or materials containing Hazardous Substances; (C) pollution or protection of the environment, natural resources; or, (D) health and safety with respect to exposure to Hazardous Substances.

(ii) “Environmental Permits” means all Permits required under any Environmental Law.

(iii) “Hazardous Substances” means (A) those substances defined in or regulated under the Hazardous Materials Transportation Act, the Resource Conservation and Recovery Act, the Comprehensive Environmental Response, Compensation and Liability Act (“CERCLA”), the Clean Water Act, the Safe Drinking Water Act, the Atomic Energy Act, the Toxic Substances Control Act, the Federal Insecticide, Fungicide, and Rodenticide Act and the Clean Air Act, and their state counterparts, as each may be amended from time to time, and all regulations thereunder; (B) petroleum and petroleum products, including crude oil and any fractions thereof; (C) natural gas, synthetic gas, and any mixtures thereof; (D) lead, polychlorinated biphenyls, asbestos and radon; (E) any other pollutant or contaminant; and (F) any substance, material or waste regulated by any Governmental Authority pursuant to any Environmental Law.

(iv) “Release” has the meaning set forth in Section 101(22) of CERCLA (42 U.S.C. § 9601(22)), but not subject to the exceptions in Subsections (A) and (D) of 42 U.S.C. § 9601(22).

(v) “Remediation” means (A) any remedial action, remedy, response or removal action as those terms are defined in 42 U.S.C. § 9601, (B) any corrective action as that term has been construed pursuant to 42 U.S.C. § 6924, and (C) any measures or actions required or undertaken to investigate, assess, evaluate, monitor, or otherwise delineate the presence or Release of any Hazardous Substances in or into the environment or to prevent, clean up or minimize a Release or threatened release of Hazardous Substances.

Section 4.19. Company Material Contracts.

(a) Except as set forth in Section 4.19 of the Company Disclosure Schedules, as of the Agreement Date no Company Entity is a party to, nor is it or its properties, rights or assets bound by, any Contract (other than any Employee Plan) of the following nature (such Contracts as described in this Section 4.19(a), whether or not disclosed on Section 4.19 of the Company Disclosure Schedules, being “Company Material Contracts”):

(i) all Contracts which are expected to involve payment or receipt by the Company Entities of more than $750,000 in the aggregate for any individual Contract or series of related Contracts during the fiscal year ended December 31, 2020, that are not terminable by such Company Entity party thereto without material penalty on ninety (90) days’ or less notice, including any such contracts and agreements with customers;

(ii) all Contracts (A) relating to the incurrence, assumption or guarantee of any Indebtedness (including any Securitization Transactions) or imposing a Lien or security interest in or on any of the assets of the Company Entities, including any mortgages, deeds of trust or similar security instruments, indentures, guarantees, loan or credit agreements, in each case, in excess of $750,000 (such Indebtedness, “Existing Company Indebtedness” and such Contracts, the “Existing Company Loan Documents”) and (B) pursuant to which a Company Entity provided funds to or made any loan, capital contribution or other investment in, or assumed any liability or obligation of, any Person, including take-or-pay contracts or keepwell agreements, in each case, in excess of $750,000;

(iii) any Contract that limits the ability of any Company Entity to compete in any line of business or with any Person or in any geographic area or during any period of time, or that restricts the right of any Company Entity to sell to, or purchase from, any Person or to hire any Person (including any exclusivity provisions), or that grants the other party or any third person “most favored nation” status or any type of special discount rights;

(iv) all material joint venture, partnership or similar Contracts, agreements or arrangements;

(v) Contracts relating to capital expenditures or the acquisition of fixed assets, in each case, in excess of $750,000;

(vi) any Contract relating to the acquisition by the Company Entities thereto of any material operating business or the capital stock of any other Person that have ongoing obligations;

(vii) Contracts providing for (A) the pending purchase, sale, assignment or ground leasing or disposition of any Company Owned Real Property or material tangible personal property or (B), except as set forth in any Company Real Property Lease, a buy/sell, put option, call option, option to purchase, a marketing right, a forced sale, tag or drag right, or a right of first offer, right of first refusal or right that is similar to any of the foregoing, pursuant to the terms of which a Company Entity could be required to purchase or sell the applicable equity interests of any Person, any Real Property or any other material asset to which such right relates;

(viii) any Company Real Property Lease;

(ix) Contracts relating to the lease of tangible personal property to or from any Person providing for lease payments in excess of $250,000 per year;

(x) Contracts providing for the provision of advertising services and involving the payment or receipt over the life of such Contract in excess of $150,000 by a Company Entity;

(xi) material Contracts relating to Intellectual Property, Personal Data or IT Systems, excluding (i) commercially available, off-the-shelf, non-exclusive software licenses to the Company Entities which involve payments in the current fiscal year of less than $150,000 and (ii) non-exclusive licenses granted by the Company Entities to customers in the ordinary course of business;

(xii) any Collective Bargaining Agreement;

(xiii) any Contract providing for indemnification to or from any Person with respect to liabilities relating to any current or former business of a Company Entity or any predecessor Person, other than Contracts entered into on substantially the same form as the Company Entities’ standard forms previously made available to Parent;

(xiv) any Contract with any officers or directors of the Company Entities or with any Affiliate or Related Party of the Company Entities or any officers or directors thereof;

(xv) any material Contract between a Company Entity and any Person providing an Exchange Program;

(xvi) any Company Management Agreement; and

(xvii) material Contracts with, or material licenses from, any Governmental Authority.

(b) Each Company Material Contract (other than any Company Material Contract that has expired in accordance with its terms) (i) is legal, valid and binding on, and enforceable against, such Company Entity, and, to the Knowledge of the Company, the counterparties thereto, and is in full force and effect except to the extent that enforceability may be limited by applicable Equitable Principles) and (ii) shall continue in full force and effect upon consummation of the transactions contemplated by this Agreement, in each case, except where the failure thereof, individually or in the aggregate with any other such failures, is not material to the Company Entities, taken as a whole. No Company Entity, or, to the Knowledge of the Company, any other party is in breach or violation of, or (with or without notice or lapse of time or both) default under, any Company Material Contract, nor has any Company Entity received any written or, to the Knowledge of the Company, oral, claim of any such breach, violation or default and no party to a Company Material Contract has given written or, to the Knowledge of the Company, oral, notice of an intent to terminate or not to renew a Company Material Contract, except where such breach, violation, default, claim or notice, individually or in the aggregate with any other such breaches, violations, defaults, claims, or notices, is not material to the Company Entities, taken as a whole. The Company has made available to Parent true and complete and correct copies of each Company Material Contract (including all modifications, amendments and supplements thereto) as of the Agreement Date. For purposes of this subsection (b), all Securitization Instruments shall be excluded from references to Company Material Contracts.

Section 4.20. Transactions with Related Parties. Except as set forth on Section 4.20 of the Company Disclosure Schedules, no current or former officer, director, member or stockholder of a Company Entity, nor any Related Party of any of the foregoing (including the Sellers and any of their respective Affiliates), is currently a party to any transaction, Contract or any other business arrangement with ongoing rights or obligations with the Company Entities, other than (i) any Employee Plan entered into with individuals in the ordinary course of business; and (ii) Contracts which will be terminated at or prior to Closing without any liability to Parent or the Company Entities following the Effective Time and where all liabilities that have accrued following the Locked Box Date under such Contracts will be considered either Excluded Liabilities or Leakage.

Section 4.21. Securitization.

(a) Section 4.21(a) of the Company Disclosure Schedules lists all Securitization Transactions to which a Company Entity is a party with related approximate outstanding loan balances, securities and any securities retained by a Company Entity (by tranche or class, if applicable, for each such transaction), as applicable, and any applicable ratings and ratings actions (including any “shadow ratings,” “negative watch” status, evidence of any recently confirmed ratings and/or downgrades). The Company has made available to Parent true and correct copies of all Securitization Instruments for the transactions referenced in Section 4.21(a) of the Company Disclosure Schedules.

(b) Section 4.21(b) of the Company Disclosure Schedules lists any material consents, approvals, waivers, notices, post-closing notice obligations or actions in connection with such Securitization Instruments to which a Company Entity is a party that, if not satisfied or complied with, would reasonably be expected to result in a material liability to the Company Entities.

(c) As of the Agreement Date, all Securitization Instruments to which a Company Entity is a party are (i) legal, valid and binding obligations, (ii) are in full force and effect and enforceable in accordance with their terms against the Company Entities party thereto (except to the extent that enforceability may be limited by applicable Equitable Principles) and (iii), except to the extent permitted as a Permitted Securitization and Warehouse Activity, shall continue in full force and effect upon consummation of the transactions contemplated by this Agreement.

(d) The Company Entities are in compliance in all material respects with the terms of each Securitization Instrument to which they are parties (including with respect to any such party’s role as servicer or performance guarantor) and no Company Entity has received any written or, to the Knowledge of the Company, oral, claim of any such breach, violation or default and no party to a Securitization Instrument to which a Company Entity is a party has given written or, to the Knowledge of the Company, oral, notice of an intent to terminate such a Securitization Instrument.

(e) The Company has not received any notice or communication in writing from any person asserting (i) any event described in Section 4.21(d) or (ii) that any provision of a Securitization Instrument to which a Company Entity is a party is not effective or is not a legally valid, binding and enforceable obligation of any party thereto (except to the extent that enforceability may be limited by applicable Equitable Principles).

(f) As of the Agreement Date, there is no Action pending or, to the Knowledge of the Company, threatened against the Company Entities in respect of any Securitization Transaction.

Section 4.22. Timeshare Matters.

(a) Except as would not, individually or in the aggregate, reasonably be expected to be material to the (1) Company Entities, (2) Non-Profit VCAs or (3) Non-Profit VOAs, taken as a whole:

(i) Each Company Offering Document is in full force and effect, and, to the extent applicable, is valid and binding on the Company Entity, Non-Profit VCA or Non-Profit VOA party thereto, and since January 1, 2018, such Company Entity, Non-Profit VCA, or Non-Profit VOA has performed all obligations required to be performed by it to date under each Company Offering Document and pursuant to all Laws applicable to it. True and correct copies of the Company Offering Documents for each Vacation Club and for each Vacation Ownership Property that is governed by a Non-Profit VOA have been delivered or made available to Parent.

(ii) Since January 1, 2018, no Company Entity, Non-Profit VCA, or Non-Profit VOA has received written notice of, and to the Knowledge of the Company there has not been, any violation or default under (nor, to the Knowledge of the Company, does there exist any condition that with the passage of time or the giving of notice or both would result in such a violation or default under) any Company Offering Document.

(iii) Set forth on Section 4.22(a)(iii)(1) of the Company Disclosure Schedules are all of the Vacation Ownership Interests owned by a Company Entity which are currently being offered for sale in the ordinary course of business and each jurisdiction in which each of those Vacation Ownership Interests are registered for the advertising, marketing or selling of Vacation Ownership Interests by a Company Entity or the soliciting of consumers to visit a Vacation Ownership Property or a sales office by a Company Entity. Set forth on Section 4.22(a)(iii)(2) of the Company Disclosure Schedules are all of the Vacation Ownership Interests or Vacation Ownership Unit(s) owned by a Company Entity which have not been subjected to a Vacation Club currently being offered for sale in the ordinary course of business by a Company Entity. The applicable Company Entity has good and marketable title to all unsold Vacation Ownership Interests set forth on Section 4.22(a)(iii)(1) and (2) of the Company Disclosure Schedules, free and clear of all Liens other than Permitted Liens. Set forth on Section 4.22(a)(iii)(3) of the Company Disclosure Schedules are all of the Vacation Ownership Properties which are subjected to a Vacation Club that is currently offered or operated by a Company Entity in the ordinary course of business.

(iv) Set forth on Section 4.22(a)(iv) of the Company Disclosure Schedules is a true, correct and complete list of each jurisdiction in which a Company Entity is registered for the advertising, marketing or selling of memberships in an Exchange Program.

(v) Since January 1, 2019, all rental, exchange, financing, offering, marketing and sales of Vacation Ownership Interests or Exchange Program memberships by a Company Entity have been made in compliance with applicable Laws or applicable exemptions.

(vi) Any consents necessary, and not otherwise waived under applicable Law, for the prior submittal of any Vacation Ownership Property, Vacation Ownership Units, or Vacation Ownership Interests to any Vacation Club or Exchange Program of the Company have been obtained in accordance with the Company Offering Documents and applicable Law.

(vii) Since January 1, 2018, the Company Entities have duly complied with all obligations owed to the applicable Vacation Ownership Associations (including payment of assessments owed for any Vacation Ownership Interests owned by a Company Entity for which a subsidy agreement is not in effect) and to the Knowledge of the Company, there are no circumstances that, if not remedied or modified, would prevent or interfere with such compliance in any manner.

(viii) No Vacation Club or Vacation Ownership Interests have been offered or operated by a Company Entity or Non-Profit VCA in a manner that would cause the total number of Vacation Ownership Interests offered by a Company Entity or Non-Profit VCA to exceed a “one-to-one use right to use right requirement ratio”.

(ix) Section 4.22(a)(ix) of the Company Disclosure Schedules sets forth a true, correct, and complete list of each management agreement, sub-management agreement, hospitality agreement, on-site property management agreement, or similar agreement for the management or operation by a Company Entity of any Vacation Ownership Property, Vacation Club, condominium project, hotel or other properties (each, a “Company Management Agreement”) and the name of the applicable manager (each a “Company Manager”). Each Company Manager is properly licensed to the extent required by applicable laws in the jurisdiction in which such real property is located.

(x) Since January 1, 2018, except as provided on Section 4.22(a)(x) of the Company Disclosure Schedules, no Company Entity has offered or currently offers any Vacation Ownership Interests in Amber Vacation Club, Club Navigo, Gold Key Resorts, Monarch Grand Vacations, or Premiere Vacation Collection.

(b) Non-Profit VCAs and Non-Profit VOAs. A majority of the members of the board of directors for each Non-Profit VCA and Non-Profit VOA are employees of or otherwise affiliated with a Company Entity. Section 4.22(b) of the Company Disclosure Schedules sets forth a complete and accurate list of all Non-Profit VCAs and Non-Profit VOAs. Section 4.22(b) of the Company Disclosure Schedules provides a complete and accurate list of each Vacation Club and Vacation Ownership Association for which a Company Entity provides a subsidy. Since January 1, 2019, and except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect:

(i) The books and records of each Non-Profit VCA and each Non-Profit VOA are complete, true and correct in all material respects, and all funds collected from Vacation Ownership Interest owners or any Vacation Club and others on behalf of the Non-Profit VCA and Non-Profit VOA have been properly accounted for in all material respects and expended in all material respects for such purposes as are authorized under the Company Offering Documents.

(ii) All material expenses charged to a Vacation Ownership Association or Non-Profit VCA or loans or advances of funds to a Vacation Ownership Association or Non-Profit VCA by a Company Entity are authorized by and are in compliance in all material respects with the Company Offering Documents and applicable Laws.

(c) Amenities. All equipment, inventory, or furnishings located in or on a Vacation Ownership Property and promised or represented as available in the Company Offering Documents have been substantially made available or provided as represented. All amenities described in the Company Offering Documents as completed are substantially complete. Each owner of a Vacation Ownership Interest has access to and use of all of the amenities of the applicable Vacation Ownership Properties in accordance with the applicable Company Offering Documents.

(d) Developer Rights. A Company Entity currently holds all material rights of declarant, developer, and/or seller of a Vacation Club and such Vacation Ownership Properties as described in the assignments of declarant’s rights or Vacation Club declarations set forth on Section 4.22(d) of the Company Disclosure Schedules, and such Company Entity has not assigned or expressly waived any such rights. Except as noted on Section 4.22(d) of the Company Disclosure Schedules, the period of declarant, developer, and/or seller control for a Vacation Club or Vacation Ownership Property as described in the Company Offering Documents has not terminated.

(e) Dedicated Inventory. All Vacation Ownership Interests and Vacation Ownership Units (and the use and occupancy rights that correspond to the Vacation Ownership Interests and Vacation Ownership Units) that have been dedicated to a Vacation Club have been so dedicated in compliance in all material respects with the terms, provisions, conditions, and requirements of the Company Offering Documents and all applicable Laws.

(f) Timeshare Receivables. With respect to each of the promissory notes, mortgage receivables, deeds of trust, contracts for deed, installment sales contracts, conditional sales contracts, collateral assignments of beneficial interest or security agreements (collectively, the “Debt Instruments”) held or financed by a Company Entity and related to the offering or sale of Vacation Ownership Interests as of January 1, 2019 through the Agreement Date (the “Company Timeshare Receivables”):

(i) title of each such Company Timeshare Receivable is owned by the Company Entity free and clear of all Liens, other than Permitted Liens, and legal title is in the name of such entity or in the name of a nominee thereof (each, a “Timeshare Lender”) and such Timeshare Lender has full right and authority to enforce all documents and instruments evidencing or securing such Company Timeshare Receivables, and each such document or instrument is genuine and the legal, valid, and binding obligation of the applicable obligor in accordance with its terms, subject to Permitted Liens and except as such enforceability may be limited by applicable Equitable Principles;

(ii) to the Knowledge of the Company, the Debt Instruments related to the Company Timeshare Receivables are in the possession of a Company Entity or its designated escrow agent, custodian, or such nominee as required under any Securitization Transaction; and

(iii) to the Knowledge of the Company, as of the Agreement Date, each Debt Instrument evidencing any Company Timeshare Receivable has not been modified in any material respect other than in the ordinary course of business and permitted under the Company’s servicing and collection policies, and constitutes a valid first priority Lien encumbering the Vacation Ownership Interest described therein, as security for the repayment of all amounts and obligations arising under such Debt Instruments, subject to Permitted Liens.

Section 4.23. Company Board Recommendation. The Company Board has unanimously (a) determined that this Agreement and the transactions contemplated hereby, including the Merger, are advisable and in the best interests of Company and its stockholders, (b) approved and adopted this Agreement and the transactions contemplated hereby, including the Merger, and (c) resolved to recommend adoption of this Agreement and approval of the principal terms of the Merger, and each of the transactions contemplated hereby, including the Merger, by the Company Stockholders, and none of such actions by the Company Board has been amended, rescinded, or modified.

Section 4.24. Vote Required. The affirmative vote or written consent, of stockholders holding a majority of the voting power of Company Shares voting together as a single class on an as converted basis (the “Company Stockholder Approval”) is the only vote or written consent of the holders of the Company’s capital stock necessary to adopt this Agreement and approve the consummation of the transactions contemplated hereby.

Section 4.25. Indebtedness.

(a) As of the Agreement Date, no Indenture Default or Securitization Default has occurred and is continuing.

(b) As of the Agreement Date, the Company Entities have received executed warehouse facility commitment letters dated March 10, 2021 (each, a “Warehouse Commitment Letter”) from Deutsche Bank AG New York Branch and Credit Suisse AG Cayman Islands Branch (the “Warehouse Lenders”) with respect to the Deutsche Bank Warehouse Facility and the CS VFN Facility, respectively, pursuant to which each Warehouse Lender has committed individually, subject to the terms and conditions set forth therein, to waive and amend certain provisions under the related Securitization Instruments, including related to change of control under such Company Warehouse Facilities to permit the Company Entities to complete the transactions contemplated by this Agreement. A true and complete copy of each Warehouse Commitment Letter, including all exhibits, schedules or amendments thereto, has been previously provided to Parent and HGV Borrower. The Company Entities have fully paid any and all commitment fees or other fees required by such Warehouse Commitment Letters to be paid on or before the date hereof. As of the Agreement Date, each Warehouse Commitment Letter is valid and in full force and effect, constitutes the legally valid and binding obligations of the relevant Company Entities and, to the Knowledge of Company, the other parties thereto, subject to applicable Equitable Principles and no event has occurred which would reasonably be expected to constitute a breach thereunder on the part of the relevant Company Entities, or to the

Knowledge of Company, the other parties thereto. There are no conditions precedent or other contingencies related to the funding of the full amounts contemplated by the warehouse financing arrangements contemplated by the Warehouse Commitment Letters (including pursuant to any “market flex” provisions in any fee letter thereto) (the “Committed Warehouse Financing”), other than as set forth in the Warehouse Commitment Letters. Neither Warehouse Commitment Letter has been amended or modified prior to the date hereof, and, as of the date hereof, the commitments contained in each Warehouse Commitment Letter have not been withdrawn, terminated, rescinded, amended, restated, or modified in any respect (and, no such withdrawal, termination, rescission, amendment, restatement, or modification is contemplated as of the date hereof). As of the Agreement Date, except for the Warehouse Commitment Letters and customary engagement and fee letters, there are no other agreements, side letters or arrangements to which any Company Entity is a party in respect of, that modify the terms of, or that could affect the availability or amount of the Committed Warehouse Financing. As of the Agreement Date, Company will, directly or indirectly, continue to pay (or cause a Company Entity to pay) in full any and all commitment fees or other fees required to be paid pursuant to the terms relating to the Committed Warehouse Financing as and when they become due and payable on or prior to the Closing Date. As of the Agreement Date, Company has no reason to believe that any of the conditions to the Committed Warehouse Financing applicable to any Company Entity would not reasonably be expected to be satisfied in full or that the full amount of the Committed Warehouse Financing would not reasonably be expected to be available to the Company Entities on the Closing Date. As of the Agreement Date, the Company Entities have received executed agreements dated March 10, 2021 in respect of the Natixis Warehouse Facility and the Company Warehouse Facilities identified in clauses (iii) and (vi) of the definition thereof, and a true and complete copy of each such agreement, including all exhibits, schedules or amendments thereto, has been previously provided to Parent and HGV Borrower.

(c) Indenture Covenant Compliance. The Company Entities have provided to Parent (assuming (x) the completion of the transactions contemplated by this Agreement, including the completion of the Debt Financing, in each case on the terms specified herein as of the Agreement Date without, for the avoidance of doubt, giving effect to any subsequent amendments to this Agreement or the Debt Financing and (y) the accuracy of the EBITDA relating to Parent and cost savings information provided by the Parent to the Company), (i)calculations of, in accordance with the applicable definitions in the Unsecured Indenture and the related interpretative provisions contained therein, the Secured Leverage Ratio, the Total Indebtedness Leverage Ratio, the Fixed Charge Coverage Ratio and Pro Forma EBITDA (as each such term is defined in the Unsecured Indenture) of the Issuer and its Restricted Subsidiaries (as defined in the Unsecured Indenture), as applicable, for the most recent period of four consecutive fiscal quarters of the Issuer (as defined in the Unsecured Indenture) ended on or prior to the Agreement Date (taken as one accounting period) for which financial statements have been delivered under Section 4.02 of the Unsecured Indenture; provided, that the calculations provided by the Company to Parent do not give pro forma effect to any new Indebtedness (as defined in the Unsecured Indenture) (other than the Debt Financing) (but will, for the avoidance of doubt, give effect to the indebtedness incurred under the Unsecured Indenture) to be incurred, issued or otherwise obtained by or on behalf of or otherwise at the direction of Parent in connection with the transactions contemplated by this Agreement, if any, to be taken after the Agreement Date and (ii) calculations of the prior usage of each of the fixed-dollar baskets previously communicated to Parent (or its counsel) under the debt, lien and restricted payment covenants pursuant to Sections 4.03, 4.04 and 4.12 under the Unsecured Indenture, in each case, as of the Agreement Date. The Company hereby designates and agrees to cause Diamond Resorts International, Inc. to designate the incurrence of any indebtedness contemplated under the Debt Commitment Letter as having occurred on the date hereof pursuant to Section 4.03(c)(3) of the Unsecured Indenture.

Section 4.26. Certain Information. None of the information supplied or to be supplied by the Company for inclusion or incorporation by reference in the proxy statement to be sent to the stockholders of Parent in connection with the Parent Stockholders Meeting will, at the date it is first mailed to the stockholders of Parent and at the time of the Parent Stockholders Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. Notwithstanding the foregoing, the Company makes no representation or warranty with respect to any information supplied by Parent or Merger Sub or any of their respective Representatives for inclusion or incorporation by reference in the Proxy Statement.

Section 4.27. Takeover Statutes. The Company Board has taken all necessary actions so that the restrictions on business combinations set forth in Section 203 of the DGCL and any other similar applicable “anti-takeover” law will not be applicable to this Agreement or the Merger. No other “fair price,” “moratorium,” “control share acquisition” or other similar antitakeover statute or regulation enacted under any laws applicable to Company Entities is applicable to this Agreement or the Merger.

Section 4.28. Anti-Corruption Compliance. Each Company Entity, and each of their respective officers and directors, and, to the Knowledge of the Company, its employees, agents, and representatives have at all times during the past three (3) years complied in all material respects with the applicable provisions of the U.S. Foreign Corrupt Practices Act of 1977, as amended, and the provisions of any other applicable domestic or foreign anti-corruption laws (collectively, “Anti-Corruption Laws”). Except as would not, individually or in the aggregate, reasonably be expected to be material to the Company Entities, taken as a whole, none of the Company Entities nor any of their respective directors or officers, nor, to the Knowledge of the Company, their respective employees, agents, or representatives has offered or given anything of value to: (i) any Government Official, any political party or official thereof, or any candidate for foreign political office; or (ii) any other Person, in any such case while knowing, or having reason to know, that all or a portion of such money or thing of value may be offered, given or promised, directly or indirectly, to any Government Official, any foreign political party or official thereof, or candidate for foreign political office, in each case for the purpose of any of the following: (A) influencing any action or decision of such Person, in its, his or her official capacity, including a decision to fail to perform its, his or her official function; (B) inducing such Person to use its, his or her influence with a government or instrumentality thereof to affect or influence any act or decision of such government or instrumentality; or (C) where such payment would constitute a bribe, kickback or illegal or improper payment, in each case of (A)-(C) to assist any Company Entity in obtaining or retaining business for, or with, or directing business to, any Person, or in securing any improper advantage. The Company has implemented and maintains in effect policies and procedures designed to ensure compliance by the Company Entities, and their respective directors, officers, employees, agents, and representatives with Anti-Corruption Laws, and to the Knowledge of the Company, no Governmental Authority is investigating or has in the past three (3) years conducted, initiated or threatened any investigation of any of the Company Entities in connection with an alleged or potential violation of any Anti-Corruption Law.

Section 4.29. Sanctions and Export Control Compliance. The Company Entities, and their respective officers and directors, and to the Knowledge of the Company, their respective employees, agents, and representatives have at all times during the past three (3) years complied in all material respects with all applicable export control and economic sanctions laws, regulations, and executive orders of the United States (including those administered by the Office of Foreign Assets Control (“OFAC”) of the U.S. Department of the Treasury, the U.S. Department of State, and the U.S. Department of Commerce), the United Nations Security Council, the European Union, any European Union member state, the United Kingdom, and any other relevant sanctions or export control authority (collectively, “Sanctions”). Except as would not, individually or in the aggregate, reasonably be expected to be material to the Company Entities, taken as a whole, during the past three (3) years, none of the Company Entities, nor any of their respective officers or directors, nor, to the Knowledge of the Company, any of their respective employees, agents, representatives, or beneficial owners: (i) has been or is designated on OFAC’s List of Specially Designated Nationals and Blocked Persons, Sectoral Sanctions Identification List, or Foreign Sanctions Evader List, or any other similar list of designated Persons established pursuant to Sanctions (collectively, “Sanctioned Persons”); (ii) has been or is fifty percent (50%) or more owned or where appropriate under applicable Sanctions, controlled by a Sanctioned Person; (iii) has maintained or maintains any offices, branches, operations, assets, investments, employees, or agents in any country or territory that is the subject or target of comprehensive Sanctions (at the time of this agreement, Crimea, Cuba, Iran, North Korea, and Syria, and collectively, “Sanctioned Countries”); (iv) has participated in any transaction or business dealing with any Sanctioned Person or in any Sanctioned Country in violation of applicable Sanctions; (v) has received from any Governmental Authority or any other Person any notice, inquiry, or internal or external allegation regarding an actual or alleged violation of Sanctions; or (vi) made any voluntary or involuntary disclosure to a Governmental Authority regarding an actual or alleged violation of Sanctions.

Section 4.30. Brokers. No broker, investment banker, financial advisor or other Person, other than as set forth on Section 4.30 of the Company Disclosure Schedule, is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of any Company Entity.

Section 4.31. COVID-19 Matters.

(a) None of the Company Entities has obtained any material financial aid or other assistance or relief under any federal, state or local programs adopted in response to COVID-19, including the CARES Act, the Enhancement Act, the Federal Reserve Main Street Lending Program and any similar non-US Law or program. With respect to any assistance or relief set forth on Section 4.31 of the Company Disclosure Schedules, the Company Entities have complied in all material respects with the requirements of the applicable program.

(b) The Company has not made, and does not currently plan to make, any material changes to its supply chain or vendors in response to COVID-19.

(c) The Company and its Subsidiaries have not implemented any other measures in response to COVID-19 that involve creating, collecting, tracking, maintaining or analyzing any data relating to employees or visitors.

(d) The Company and its Subsidiaries have materially complied with all applicable Laws or regulations promulgated by Governmental Authorities with respect to COVID-19, including all Occupational Safety and Health Administration (OSHA) and Centers for Disease Control and Prevention (CDC) requirements.

(e) Section 4.31(e) of the Company Disclosure Schedules sets forth all material changes to the work force of the Company and its Subsidiaries attributable to COVID-19, including (i) the date of any current and temporary employee furloughs, layoffs, terminations, and any permanent layoffs or terminations, (ii) the date and amount of any current and temporary employee salary or wage reductions, or other changes in employee compensation, and any permanent employee salary or wage reductions, or other permanent changes in employee compensation, (iii) any severance or other benefits offered to such employees and (iv) any changes to any employee benefit that the Company or any of its Subsidiaries make available to their employees.

(f) Except as would not, individually or in the aggregate, reasonably be expected to be material to the Company Entities, taken as a whole, he Company and its Subsidiaries have not received any written complaints or claims (i) from employees regarding leaves of absence, paid sick time, or similar matters related to COVID-19, (ii) about the Company’s (or its Subsidiaries’) reporting, or failure to report, to employees, contractors, customers, vendors or the public, the presence of employees or contractors who have tested positive for, or exhibited symptoms of, COVID-19, or other potential means of exposure to COVID-19, or (iii) alleging the Company or any of its Subsidiaries failed to provide a safe working environment, appropriate equipment or accommodation in relation to COVID-19.

(g) The Company and its Subsidiaries have not made any claims on existing insurance policies, including business interruption insurance, as a result of COVID-19.

Section 4.32. No Other Representations. Except as otherwise expressly set forth in this Article IV (or any certificate delivered pursuant to the express terms and requirements of this Agreement), each of Parent and Merger Sub acknowledges and agrees that none of the Company Entities, the Sellers, any of their respective Affiliates, or any other Person, makes, or shall be deemed to have made by or on behalf of any Company Entity, any representations or warranties of any kind or nature, express or implied, at Law or in equity, in connection with the transactions contemplated by this Agreement, including any representations or warranties with respect to any projections, forecasts, estimates or budgets of future revenues, future results of operations or future financial condition (or any component thereof) of any of the Company Entities, and each of Parent and Merger Sub hereby expressly disclaims reliance upon any such representation or warranty, whether by or on behalf of the Company, the Sellers, any of their respective Affiliates or any other Person and notwithstanding the delivery or disclosure to Parent, any other Parent Entity or any of their respective Affiliates, Representatives, Related Parties or any other Person of any documentation or other information by the Company, any of its Affiliates or Representatives or any other Person with respect to any of the foregoing. For the avoidance of doubt, the foregoing shall not operate to limit or invalidate any representation or warranty contained in any other Ancillary Agreement and shall not apply to, or limit in any way, any claim for fraud.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

Except (a) as set forth in the Parent SEC Reports publicly filed or furnished with the SEC and publicly available at least one (1) Business Day prior to the Agreement Date (excluding any disclosures in any risk factors section that do not constitute statements of fact, disclosures in any forward looking statements disclaimer and other disclosures that are generally cautionary, predictive or forward-looking in nature) or (b) as set forth in the Parent Disclosure Schedules attached hereto (each of which only qualifies (x) the correspondingly numbered representation or warranty and (y) such other representations or warranties where its relevance as an exception to (or disclosure for purposes of) such other representation or warranty is reasonably apparent on the face of such disclosure (the “Parent Disclosure Schedules”)), each of Parent and Merger Sub hereby represents and warrants to the Company and the Sellers as follows:

Section 5.1. Organization and Qualification.

(a) Each of Parent and Merger Sub (i) is a corporation (in the case of Parent) or limited liability company (in the case of Merger Sub) duly organized, validly existing and in good standing under the laws of Delaware, (ii) has all necessary entity power and authority to own, lease and operate its properties and assets and to carry on its business as it is now being conducted and (iii) is duly qualified or licensed as a foreign corporation to do business, and is in good standing, in each jurisdiction where the character of the properties and assets occupied, owned, leased or operated by it or the nature of its business makes such qualification or licensing necessary, except, in each case, for any such failures that would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect.

(b) Parent has previously furnished (or caused to be furnished) to the Company a true and complete copy of the Organizational Documents, each as amended to date, of each of Parent and Merger Sub, and each as so delivered is in full force and effect. Neither Parent nor Merger Sub is in violation of any of the provisions of its Organizational Documents in any material respect.

Section 5.2. Authority.

(a) Each of Parent and Merger Sub has requisite corporate power and authority to execute and deliver this Agreement and each of the Ancillary Agreements to which it is or will be a party, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby, subject, in the case of the Parent Share Issuance by the affirmative vote of a majority of the votes cast by holders of Parent Common Shares entitled to vote on such matter at a stockholders’ meeting duly called and held for such purpose (the “Parent Stockholder Approval”). The foregoing approval of the Parent Share Issuance by the Parent Stockholder Approval is the only vote of holders of any securities of Parent or Merger Sub necessary to adopt or approve this Agreement or the transactions contemplated hereby. The execution, delivery and performance by Parent and Merger Sub of this Agreement and each of the Ancillary Agreements to which it is or will be a party and the consummation by Parent or Merger Sub, as applicable, of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action, and no other corporate proceedings on the part of Parent or Merger Sub are necessary to approve this Agreement and each such Ancillary Agreements or to consummate the transactions contemplated hereby or thereby, subject, in the case of the consummation of the Merger, to the filing of the Certificate of Merger with the Secretary of State of the State of Delaware as required by the DGCL and the LLC Act. This Agreement has been, and upon their execution each of the Ancillary Agreements to which Parent or Merger Sub is or will be a party will have been, duly and validly executed and delivered by Parent and Merger Sub and, assuming due authorization, execution and delivery by each of the other parties hereto and thereto, this Agreement constitutes, and upon their execution each of the Ancillary Agreements to which Parent or Merger Sub is or will be a party will constitute, the legal, valid and binding obligations of Parent and Merger Sub, as applicable, enforceable against Parent and Merger Sub, as applicable, in accordance with their respective terms, except as enforcement may be limited by applicable Equitable Principles.

(b) The Parent Board has unanimously (i) determined that this Agreement, the Ancillary Agreements and the transactions contemplated by this Agreement and the Ancillary Agreements, including the Merger and the Parent Share Issuance, are advisable, fair to, and in the best interests of Parent and the holders of Parent Common Shares, (ii) authorized, approved and declared advisable this Agreement, the Ancillary Agreements and the transactions contemplated by this Agreement and the Ancillary Agreements, including the Merger and the Parent Share Issuance, (iii) directed that the approval of the Parent Share Issuance be submitted to the holders of Parent Common Shares at the Parent Stockholder Meeting, and (iv) resolved to recommend that the holders of Parent Common Shares approve the Parent Share Issuance (the “Parent Recommendation”). It is understood and agreed that any fairness opinion delivered to the Parent Board is for the benefit of the Parent Board and may not be relied upon by any Company Entity or any other Person. The sole member of Merger Sub has duly and validly adopted and approved this Agreement, the Ancillary Agreements to which it is a party, the Merger and the other transactions contemplated by this Agreement and the Ancillary Agreements to which it is a party.

Section 5.3. No Conflict; Required Filings and Consents.

(a) The execution, delivery and performance by Parent and Merger Sub of this Agreement and each of the Ancillary Agreements to which Parent or Merger Sub is or will be a party, and the consummation by Parent and Merger Sub of the transactions contemplated hereby and thereby, do not and will not:

(i) conflict with or violate the Organizational Documents of Parent or Merger Sub;

(ii) assuming that all consents, approvals and authorizations contemplated by clauses (i) through (v) of subsection (b) below have been obtained and all filings described in such clauses have been made, conflict with or violate any Law applicable to Parent or Merger Sub or by which any property or asset of Parent or Merger Sub is bound or affected; or

(iii) conflict with, result in any breach of, constitute a default (or an event that, with notice or lapse of time or both, would become a default) under, require any consent of or notice to any Person pursuant to, or give to others any rights of termination, amendment, modification, acceleration or cancellation of, allow the imposition of any fees or penalties, require the offering or making of any payment or redemption, give rise to any increased, guaranteed, accelerated or additional rights, remedies, recourse or entitlements of any Person or otherwise adversely affect any rights of Parent or Merger Sub under, or result in the creation of, or give any Person rights to exercise remedies with respect to, any Lien on any property, asset or right of Parent or Merger Sub pursuant to, any note, bond, mortgage, deed, security instrument, filing, indenture, agreement, lease, license, permit, franchise, instrument, obligation or other material Contract or agreement to which Parent or Merger Sub is a party or by which Parent or Merger Sub or any of their respective properties, assets or rights are bound or affected except, in the case of clause (ii) or (iii), for any such conflicts, violations, breaches, defaults or other occurrences that would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect.

(b) None of Parent or Merger Sub is required to file, seek or obtain any notice, authorization, approval, order, permit or consent of or with any Governmental Authority in connection with the execution, delivery and performance by Parent or Merger Sub of this Agreement and each of the Ancillary Agreements to which it is or will be party or the consummation of the transactions contemplated hereby or thereby or in order to prevent the termination of any right, privilege, license or qualification of Parent or Merger Sub, except for (i) any filings required to be made under the HSR Act and any filings required under Foreign Antitrust Laws set forth on Section 5.3(b) of the Parent Disclosure Schedules, (ii) such filings as may be required by any applicable federal or state securities or “blue sky” Laws, (iii) the filing with the Secretary of State of the State of Delaware of the Certificate of Merger as required by the DGCL and the LLC Act; (iv) such filings as necessary to comply with the Securities Act, the Exchange Act and the Sarbanes-Oxley Act, including the applicable rules and regulations promulgated thereunder, (v) such filings as necessary to comply with the applicable requirements of the NYSE, or (vi) any failure to obtain such consent, approval, authorization or action, or to make such filing or notification, would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect.

Section 5.4. Parent Capitalization.

(a) The authorized capital stock of Parent consists of 3,000,000,000 Parent Common Shares and 300,000,000 shares of preferred stock. As of 5:00 p.m., Eastern Standard Time, on March 8, 2021, 85,364,578 Parent Common Shares were issued and outstanding and no shares of preferred stock of Parent are issued and outstanding. All outstanding Parent Common Shares are validly issued, fully paid, nonassessable and free of any preemptive rights.

(b) Besides the Parent Common Shares available for issuance under the Parent Stock Plans or as otherwise set forth in Section 5.4(b) of the Parent Disclosure Schedules, Parent has not issued or agreed to issue any: (i) share of capital stock or other equity or ownership interest; (ii) option, warrant or interest convertible into or exchangeable or exercisable for the purchase of shares of capital stock or other equity or ownership interests; (iii) stock appreciation right, phantom stock, interest in the ownership or earnings of Parent or any of its Subsidiaries or other equity equivalent or equity-based award or right; or (iv) bond, debenture or other indebtedness having the right to vote or convertible or exchangeable for securities having the right to vote.

(c) Each outstanding share of capital stock or other equity or ownership interest of Parent (i) was issued, offered, sold and delivered by Parent in compliance with all applicable federal and state securities laws and (ii) was not issued in breach or violation of any right of first refusal, right of first offer, preemptive or similar rights, agreements, arrangements or commitments under any provision of applicable Law, Parent’s Organizational Documents or any Contract to which Parent is a party.

(d) There are no voting trusts or other agreements or understandings to which Parent is a party with respect to the voting of its capital stock.

Section 5.5. Parent Common Shares. All Parent Common Shares that may be issued as Merger Consideration or Option Consideration will be, when issued in accordance with the terms thereof, voting, duly authorized, validly issued, fully paid, and non-assessable and not subject to any Liens (other than restrictions arising under applicable securities laws).

Section 5.6. Parent SEC Reports. Since January 1, 2019, Parent has filed or furnished on a timely basis all forms, reports, statements, certifications and other documents (including all exhibits and other information incorporated therein, amendments and supplements thereto) with the SEC that have been required to be filed or furnished by it pursuant to applicable Laws prior to the Agreement Date (the “Parent SEC Reports”). Each Parent SEC Report complied, as of its filing date, or, if amended or superseded by a subsequent filing made prior to the Agreement Date, as of the date of the last such amendment or superseding filing prior to the Agreement Date, in all material respects with the applicable requirements of the Securities Act, the Exchange Act and the Sarbanes-Oxley Act, as the case may be, and the applicable rules and regulations promulgated thereunder, each as in effect on the date that such Parent SEC Report was filed. True and complete copies of all Parent SEC Reports are publicly available in the Electronic Data Gathering, Analysis and Retrieval database of the SEC. Other than Hilton Resort Corporation, no Subsidiary of Parent is required to file any periodic forms, reports, schedules, statements or other documents. As of the Agreement Date, there are no outstanding or unresolved comments in comment letters received by any Parent Entity from the SEC or its staff.

Section 5.7. Parent Litigation. Except as would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect, as of the Agreement Date, (a) there is, and since January 1, 2019, there has been, no Action pending or, to the Knowledge of Parent, threatened against any Parent Entities or any of their respective material properties by or before any Governmental Authority and (b) none of the Parent Entities or any of their respective material properties is or are subject to any judgment, order, injunction, rule or decree of any Governmental Authority.

Section 5.8. Parent Employee Benefit Plans.

(a)(i) Each Parent Plan has been established, maintained and administered in all material respects with its terms and the requirements of applicable Law, including ERISA and the Code, (ii) each of Parent and its Subsidiaries has performed all obligations required to be performed by it under any Parent Plan and is not in material default under or in violation of any Parent Plan, (iii) none of Parent, any of its Subsidiaries nor any other Person has engaged in a non-exempt prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, with respect to a Parent Plan, as a result of which Parent or any of its Subsidiaries would incur a Tax under Section 4975 of the Code or a penalty under Section 502(i) of ERISA and (iv) no Action (other than claims for benefits in the ordinary course) is pending or, to the Knowledge of Parent, threatened with respect to any Parent Plan by any current or former employee, officer, director or individual service provider of Parent any of its Subsidiaries, other than claims for benefits in the ordinary course, and no fact or event exists that would give rise to any such Action. No Parent Plan is currently, or in the past three years has been, under investigation, audit or review by any Governmental Authority.

(b) Each Parent Plan that is intended to be qualified under Section 401(a) of the Code (i) has received a timely favorable determination from the IRS that it is so qualified and each related trust that is intended to be exempt from federal income taxation under Section 501(a) of the Code has received a determination letter from the IRS that it is so exempt and, to the Knowledge of Parent, no fact or event has occurred since the date of such letter or letters from the IRS that would reasonably be expected to adversely affect the qualified status of any such Parent Plan or the exempt status of any such trust or (ii) is a prototype or volume submitter plan entitled, under applicable IRS guidance, to rely on a favorable opinion or advisory letter issued by the IRS to the sponsor of such prototype or volume submitter plan.

(c) None of the Parent Plans sponsored, maintained, contributed to (or for which there is an obligation to contribute to) by Parent or any of its Subsidiaries is (and neither Parent nor any of its Subsidiaries has any Liability with respect to), and none of Parent or any of its Subsidiaries has ever sponsored, maintained, contributed to or been obligated to contribute to or had any liability with respect to a “defined benefit plan” (within the meaning of Section 302 of ERISA or Section 412 or 4971 of the Code). None of the Parent Plans is a “multiple employer plan” (within the meaning of Sections 4063 and 4064 of ERISA or Section 413(c) of ERISA) or a “multiple employer welfare arrangement” (as defined in ERISA Section 3(40)). With respect to the Parent Plans, all required contributions, premiums or payments of Parent or any of its Subsidiaries have been made or properly accrued in accordance with GAAP. Neither Parent nor any of its Subsidiaries has incurred, and there are no circumstances under which Parent or any of its Subsidiaries would reasonably expect to incur, any Liability under Title IV of ERISA or Section 412 of the Code. Neither Parent nor any of its Subsidiaries has maintained a Parent Plan providing medical or life insurance benefits to employees after retirement or other separation of service except (i) to the extent required by applicable Law, including Part 6 of Subtitle B of Title 1 of ERISA, Section 4980B of the Code and similar state Law, (ii) coverage through the end of the month of retirement or other separation of service, or (iii) life insurance benefits attributable to deaths occurring at or prior to retirement or other separation of service. Neither Parent nor any of its Subsidiaries has incurred or expects to incur (whether or not assessed), or is otherwise subject to, any liability pursuant to Section 4980H of the Code.

(d) With respect to any multiemployer plan (within the meaning of Section 4001(a)(3) of ERISA) to which Parent or its Subsidiaries has any liability or contributes (or has at any time contributed or had an obligation to contribute): (i) none of Parent or its Subsidiaries has incurred any withdrawal liability under Title IV of ERISA which remains unsatisfied or would be subject to such liability if, as of the Closing Date, Parent or its Subsidiaries were to engage in a complete withdrawal (as defined in Section 4203 of ERISA) or partial withdrawal (as defined in Section 4205 of ERISA) from any such multiemployer plan and (ii) no such multiemployer plan is in reorganization or insolvent (as those terms are defined in Sections 4241 and 4245 of ERISA, respectively) or is in critical or endangered status.

Section 5.9. Taxes. Except as has not had, and would not reasonably be expected to have, a Parent Material Adverse Effect:

(a) All Tax Returns required to be filed with respect to Parent taking into account any extensions of time to file, have been timely filed by or on behalf of Parent with the appropriate Taxing Authorities and such Tax Returns are true, correct and complete.

(b) All Taxes of Parent have been timely paid, other than Taxes that are not yet due or that are being contested in good faith by appropriate proceedings and for which Parent or its applicable Subsidiary has set aside adequate reserves in accordance with GAAP.

(c) No deficiencies for any Taxes have been proposed, asserted or assessed in writing against Parent that are still pending.

(d) There is no audit, investigation, claim, examination or other proceeding with respect to Taxes or Tax Returns of Parent that is currently in progress or, to the Knowledge of Parent, threatened in writing by any Taxing Authority.

Section 5.10. Parent Financial Statements; No Undisclosed Liabilities.

(a) Each of the consolidated financial statements of Parent and its consolidated subsidiaries since December 31, 2019 contained or incorporated by reference in the Parent SEC Reports (as amended, supplemented or restated, if applicable), including the related notes and schedules, was prepared in accordance with GAAP applied on a consistent basis throughout the periods indicated (except as may be indicated in the notes thereto), and each such consolidated financial statement presented fairly, in all material respects, the consolidated financial position, results of operations, shareholders’ equity and cash flows of Parent and its consolidated subsidiaries as of the respective dates thereof and for the respective periods indicated therein (except as may be indicated in the notes thereto and subject, in the case of unaudited quarterly financial statements, to the absence of notes and normal year-end adjustments).

(b) Parent has established and maintains disclosure controls and procedures required by Rules 13a-15 and 15d-15 of the Exchange Act. Such disclosure controls and procedures are effective to ensure that material information required to be disclosed by Parent is recorded and reported on a timely basis to the individuals responsible for the preparation of Parent’s filings with the SEC and other public disclosure documents. Since January 1, 2018, neither Parent nor any of its Subsidiaries, has received any material written complaint, allegation, assertion or claim regarding significant deficiencies in the accounting or auditing practices, procedures, methodologies or methods of Parent or any of its Subsidiaries or their respective internal accounting controls, including any complaint, allegation, assertion or claim that Parent or any of its Subsidiaries has engaged in unlawful accounting or auditing practices.

(c) None of the Parent Entities has any debts, liabilities or obligations of any nature, whether accrued or fixed, absolute or contingent, matured or unmatured, or determined or determinable, known or unknown, that would be required to be reflected on a balance sheet prepared in accordance with GAAP or disclosed in the notes thereto, other than any such debts, liabilities or obligations (i) reflected on Parent Financial Statements, (ii) incurred since December 31, 2020 in the ordinary course of business of Parent and its Subsidiaries, (iii) liabilities incurred in connection with the Merger or otherwise as expressly contemplated by this Agreement or any Ancillary Agreement, and (iv) liabilities which would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect.

Section 5.11. Absence of Certain Changes. Since December 31, 2020 until the Agreement Date, (a) except as expressly contemplated by this Agreement, the business of the Parent Entities has been conducted in the ordinary course of business; and (b) there has not been any change, event or development that, individually or in the aggregate, has had or is reasonably expected to have a Parent Material Adverse Effect.

Section 5.12. Takeover Statutes. The Parent Board has taken all necessary actions so that the restrictions on business combinations set forth in Section 203 of the DGCL and any other similar applicable “anti-takeover” law will not be applicable to this Agreement or the Merger. No other “fair price,” “moratorium,” “control share acquisition” or other similar antitakeover statute or regulation enacted under any laws applicable to Parent or Merger Sub is applicable to this Agreement or the Merger.

Section 5.13. Compliance with Law; Parent Permits. Each Parent Entity is, and has been since January 1, 2018, in compliance in all material respects with all Laws applicable to it and its businesses and operations, except as would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect. None of the Parent Entities or any of their executive officers has received, since January 1, 2018, any written or, to the knowledge of Parent, oral, notice, order, complaint or other communication from any Governmental Authority or any other Person that any Parent Entity is not in compliance with any applicable Law, in each case, other than as would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect. In addition, and without limiting the foregoing, since January 1, 2018, each Parent Entity has complied with, is not in violation of, and has not received any written or, to the Knowledge of Parent, oral notices of violation with respect to, and is not the subject of any pending audit or litigation with respect to, any applicable Law, in each case, other than as would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect.

Section 5.14. Ownership and Operation of Merger Sub. All of the outstanding limited liability company interests of Merger Sub have been validly created and are owned indirectly by Parent, which has been duly admitted as a member of Merger Sub.

Section 5.15. Timeshare Matters.

(a) Except as would not, individually or in the aggregate, reasonably be expected to be material to the (1) Parent Entities or (2) Non-Profit VOAs, taken as a whole:

(i) Each Parent Offering Document is in full force and effect, and, to the extent applicable, is valid and binding on the Parent Entity and Non-Profit VOA party thereto, and since January 1, 2018, such Parent Entity and Non-Profit VOA has performed all obligations required to be performed by them to date under each Parent Offering Document and pursuant to all Laws applicable to it. True and correct copies of the Parent Offering Documents for each Vacation Club and for each Vacation Ownership Property that is governed by a Non-Profit VOA have been delivered or made available to the Company.

(ii) Since January 1, 2018, no Parent Entity or Non-Profit VOA has received written notice of, and to the Knowledge of Parent there has not been, any violation or default under (nor, to the Knowledge of Parent, does there exist any condition that with the passage of time or the giving of notice or both would result in such a violation or default under) any Parent Offering Document.

(iii) Set forth on Section 5.15(a)(iii)(1) of the Parent Disclosure Schedules are all of the Vacation Ownership Interests owned by a Parent Entity which are currently being offered for sale in the ordinary course of business and each jurisdiction in which each of those Vacation Ownership Interests are registered for the advertising, marketing or selling of Vacation Ownership Interests by a Parent Entity or the soliciting of consumers to visit a Vacation Ownership Property or a sales office by a Parent Entity. Set forth on Section 5.15(a)(iii)(2) of the Parent Disclosure Schedules are all of the Vacation Ownership Interests or Vacation Ownership Unit(s) owned by a Parent Entity which have not been subjected to a Vacation Club currently being offered for sale in the ordinary course of business by a Parent Entity. The applicable Parent Entity has good and marketable title to all unsold Vacation Ownership Interests set forth on Section 5.15(a)(iii)(1) and (2) of the Parent Disclosure Schedules, free and clear of all Liens other than Permitted Liens. Set forth on Section 5.15(a)(iii)(3) of the Parent Disclosure Schedules are all of the Vacation Ownership Properties which are subjected to a Vacation Club that is currently offered or operated by a Parent Entity in the ordinary course of business.

(iv) Set forth on Section 5.15(a)(iv) of the Parent Disclosure Schedules is a true, correct and complete list of each jurisdiction in which a Parent Entity is registered for the advertising, marketing or selling of memberships in an Exchange Program.

(v) Since January 1, 2019, all rental, exchange, financing, offering, marketing and sales of Vacation Ownership Interests or Exchange Program memberships by a Parent Entity have been made in compliance with applicable Laws or applicable exemptions.

(vi) Any consents necessary, and not otherwise waived under applicable Law, for the prior submittal of any Vacation Ownership Property, Vacation Ownership Units or Vacation Ownership Interests to any Vacation Club or Exchange Program of the Parent have been obtained in accordance with the Parent Offering Documents and applicable Law.

(vii) Since January 1, 2018, the Parent Entities have duly complied with all obligations owed to the applicable Vacation Ownership Associations (including payment of assessments owed for any Vacation Ownership Interests owned by a Parent Entity for which a subsidy agreement is not in effect) and to the Knowledge of Parent, there are no circumstances that, if not remedied or modified, would prevent or interfere with such compliance in any manner.

(viii) No Vacation Club or Vacation Ownership Interests have been offered or operated by a Parent Entity in a manner that would cause the total number of Vacation Ownership Interests offered by a Parent Entity to exceed a “one-to-one use right to use right requirement ratio”.

(ix) Section 5.15(a)(ix) of the Parent Disclosure Schedules sets forth a true, correct, and complete list of each management agreement, sub-management agreement, hospitality agreement, on-site property management agreement, or similar agreement for the management or operation by a Parent Entity of any Vacation Ownership Property, condominium project, hotel or other properties (each a “Parent Management Agreement”) and the name of the applicable manager (each a “Parent Manager”). Each Parent Manager is properly licensed to the extent required by applicable laws in the jurisdiction in which such real property is located.

(b) Non-Profit VOAs. A majority of the members of the board of directors for each Non-Profit VOA are employees of or otherwise affiliated with a Parent Entity. Section 5.15(b) of the Parent Disclosure Schedules sets forth a complete and accurate list of all Non-Profit VOAs. Section 5.15(b) of the Parent Disclosure Schedules provides a complete and accurate list of each Vacation Ownership Association for which a Parent Entity provides a subsidy. Since January 1, 2019, and except as would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect:

(i) The books and records of each Non-Profit VOA are complete, true and correct in all material respects, and all funds collected from Vacation Ownership Interest owners or any Vacation Club and others on behalf of the Non-Profit VOA have been properly accounted for in all material respects and expended in all material respects for such purposes as are authorized under the Parent Offering Documents.

(ii) All material expenses charged to a Vacation Ownership Association or loans or advances of funds to a Vacation Ownership Association by a Parent Entity are authorized by and are in compliance in all material respects with the Parent Offering Documents and applicable Laws.

(c) Amenities. All equipment, inventory, or furnishings located in or on a Vacation Ownership Property and promised or represented as available in the Parent Offering Documents have been substantially made available or provided as represented. All amenities described in the Parent Offering Documents as completed are substantially complete. Each owner of a Vacation Ownership Interest has access to and use of all of the amenities of the applicable Vacation Ownership Properties in accordance with the applicable Parent Offering Documents.

(d) Developer Rights. A Parent Entity currently holds all material rights of declarant, developer, and/or seller of such Vacation Ownership Properties as described in the assignments of declarant’s rights or Vacation Ownership Property declarations set forth on Section 5.15(d) of the Parent Disclosure Schedules, and such Parent Entity has not assigned or expressly waived any such rights. Except as noted on Section 5.15(d) of the Parent Disclosure Schedules, the period of declarant, developer, and/or seller control for such Vacation Ownership Properties as described in the Parent Offering Documents has not terminated.

(e) All Vacation Ownership Interests and Vacation Ownership Units (and the use and occupancy rights that correspond to the Vacation Ownership Interests and Vacation Ownership Units) that have been dedicated to a Vacation Club have been so dedicated in compliance in all material respects with the terms, provisions, conditions, and requirements of the Parent Offering Documents and all applicable Laws.

(f) Timeshare Receivables. With respect to each of the Debt Instruments held or financed by a Parent Entity and related to the offering or sale of Vacation Ownership Interests as of January 1, 2019 through the Agreement Date (the “Parent Timeshare Receivables”):

(i) title of each such Parent Timeshare Receivable is owned by the Parent Entity free and clear of all Liens, other than Permitted Liens, and legal title is in the name of a Timeshare Lender and such Timeshare Lender has full right and authority to enforce all documents and instruments evidencing or securing such Parent Timeshare Receivables, and each such document or instrument is genuine and the legal, valid, and binding obligation of the applicable obligor in accordance with its terms, subject to Permitted Liens and except as such enforceability may be limited by applicable Equitable Principles;

(ii) to the Knowledge of Parent, the Debt Instruments related to the Parent Timeshare Receivables are in the possession of a Parent Entity or its designated escrow agent, custodian or such nominee as required under any HGV Securitization Transaction; and

(iii) to the Knowledge of Parent, as of the Agreement Date, each Debt Instrument evidencing any Parent Timeshare Receivable has not been modified in any material respect other than in the ordinary course of business and permitted under Parent’s servicing and collection policies, and constitutes a valid first priority Lien encumbering the Vacation Ownership Interest described therein, as security for the repayment of all amounts and obligations arising under such Debt Instruments, subject to Permitted Liens.

(g) All sales and marketing activities, services, or the like provided or performed by the Parent Entities in connection with the sale of Vacation Ownership Interests offered and sold on behalf of FFS Developers have been and are performed in compliance with applicable FFS Documents and Laws.

Section 5.16. Certain Information. None of the information supplied or to be supplied by Parent for inclusion or incorporation by reference in the proxy statement to be sent to the stockholders of Parent in connection with the Parent Stockholders Meeting will, at the date it is first mailed to the stockholders of Parent and at the time of the Parent Stockholders Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. Notwithstanding the foregoing, Parent makes no representation or warranty with respect to any information supplied by the Company or any of its Representatives for inclusion or incorporation by reference in the Proxy Statement.

Section 5.17. Brokers. No broker, investment banker, financial advisor or other Person, other than BofA Securities, Inc., is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Parent or Merger Sub.

Section 5.18. Transactions with Related Parties. During the past two years through the Agreement Date, there have been no transactions, agreements, arrangements, Contracts or understandings between any Parent Entity, on the one hand, and any Affiliates (other than wholly-owned Parent Entities) of Parent or other Persons, on the other hand, in each case, that would be required to be disclosed under Item 404 of Regulation S-K promulgated by the SEC.

Section 5.19. Solvency. Assuming (1) the representations and warranties contained in Article IV of this Agreement are true and correct as of the Agreement Date and as of the Closing Date as though made on and as of the Closing Date (except to the extent such representations and warranties are made on and as of a specified date, in which case assuming the same continue on the Closing Date to be true and correct as of the specified date), (2) repayment of all Funded Indebtedness as contemplated by the Debt Commitment Letter, (3) payment of all related fees and expenses in connection with the consummation of the transactions contemplated hereby (including all Transaction Expenses), (4) the Company Entities and Sellers having, prior to the Closing, complied in all material respects with their respective covenants contained in this Agreement and (5) the satisfaction of the conditions set forth in Article VII and (6) immediately prior to the Closing, none of the conditions described in clauses (a), (b) and (c) below are true with respect to the Company Entities on a consolidated basis, then, immediately after giving effect to Closing, Parent will not (a) be insolvent (either because its financial condition is such that the sum of its debts or liabilities, direct, subordinated, contingent or otherwise, is greater than the fair value of their assets or because the fair salable value of its assets is less than the amount required to pay its probable liability on its existing debts or other liabilities, direct, subordinated, contingent or otherwise, as such debts or other liabilities become absolute and matured), (b) have unreasonably small capital with which to engage in the businesses in which it is currently engaged as such businesses are now conducted and are proposed to be conducted immediately following the Closing, or (c) have incurred debts beyond its ability to pay as they become absolute and matured.

Section 5.20. Debt Financing. Each of Parent and Merger Sub affirms that it is not a condition to the Closing or to any of its other obligations under this Agreement that Parent or Merger Sub obtain financing under the Debt Commitment Letter. As of the Agreement Date, HGV Borrower has received an executed debt commitment letter dated March 10, 2021 (the “Debt Commitment Letter”) together with the related fee letter executed in connection therewith from the Debt Financing Sources, pursuant to which the Debt Financing Sources have committed, subject to the terms and conditions set forth therein, to provide to HGV Borrower the amount of financing set forth in the Debt Commitment Letter, to complete the transactions contemplated by this Agreement. A true and complete copy of the Debt Commitment Letter, including all exhibits, schedules or amendments thereto, has been previously provided to the Company. Parent or HGV Borrower has fully paid any and all commitment fees or other fees required by such Debt Commitment Letter to be paid on or before the date hereof. As of the Agreement Date, the Debt Commitment Letter is valid and in full force and effect, constitutes the legally valid and binding obligations of HGV Borrower and, to the Knowledge of Parent and HGV Borrower, the other parties thereto, subject to applicable Equitable Principles and no event has occurred which would reasonably be expected to constitute a breach thereunder on the part of HGV Borrower, or to the Knowledge of Parent and HGV Borrower, the other parties thereto. There are no conditions precedent or other contingencies related to the funding of the full amounts contemplated by the debt financing arrangements contemplated by the Debt Commitment Letter (including pursuant to any “market flex” provisions in any fee letter thereto) (the “Committed Debt Financing”), other than as set forth in the Debt Commitment Letter. The Debt Commitment Letter has not been amended or modified prior to the date hereof, and, as of the date hereof, the commitments contained in the Debt Commitment Letter have not been withdrawn, terminated, rescinded, amended, restated, or modified in any respect (and, no such withdrawal, termination, rescission, amendment, restatement, or modification is contemplated as of the date hereof, except with respect to any “flex terms” contained in that certain fee letter of even date herewith and related to the Debt Commitment Letter and except for the addition as parties to the Debt Commitment Letter of lenders, lead arrangers, bookrunners, agents, managers or similar entities who have not executed the Debt Commitment Letter as of the date hereof). As of the Agreement Date, except for the Debt Commitment Letter and customary engagement and fee letters, there are no other agreements, side letters or arrangements to which Parent or HGV Borrower is a party in respect of, that modify the terms of, or that could affect the availability or amount of the Committed Debt Financing. As of the Agreement Date, Parent will, directly or indirectly, continue to pay (or cause HGV Borrower to pay) in full any and all commitment fees or other fees required to be paid pursuant to the terms relating to the Committed Debt Financing as and when they become due and payable prior to the Closing Date. As of the Agreement Date, Parent and HGV Borrower have no reason to believe that any of the conditions to the Committed Debt Financing applicable to HGV Borrower would not reasonably be expected to be satisfied in full or that the full amount of the Committed Debt Financing would not reasonably be expected to be available to HGV Borrower on the Closing Date.

Section 5.21. No Other Representations. Except as otherwise expressly set forth in this Article V (or any certificate delivered pursuant to this Agreement), each of the Sellers and the Company acknowledge and agree that none of the Parent Entities, any of its Affiliates, or any other Person, makes, or shall be deemed to have made by or on behalf of any Parent Entity, any representations or warranties of any kind or nature, express or implied, at Law or in equity, in connection with the transactions contemplated by this Agreement, including any representations or warranties with respect to any projections, forecasts, estimates or budgets of future revenues, future results of operations or future financial condition (or any component thereof) of any of the Parent Entities, and each of the Sellers and the Company hereby expressly disclaims reliance upon any such representation or warranty, whether by or on behalf of Parent, Merger Sub, any of their respective Affiliates or any other Person and notwithstanding the delivery or disclosure to the Company, any other Company Entity or any of their respective Affiliates, Representatives, Related Parties or any other Person of any documentation or other information by Parent, any of its Affiliates or Representatives or any other Person with respect to any of the foregoing. For the avoidance of doubt, the foregoing shall not operate to limit or invalidate any representation or warranty contained in any other Ancillary Agreement and shall not apply to, or limit in any way, any claim for fraud.

ARTICLE VI

COVENANTS

Section 6.1. Conduct of Company’s Business Prior to the Closing. Except as otherwise contemplated by this Agreement (including, for the avoidance of doubt, the transactions set forth on Schedule 6.19(g)) or as set forth on Section 6.1 of the Company Disclosure Schedules, between the Agreement Date and the Closing, or the date, if any, on which this Agreement is terminated pursuant to Section 9.1, except (i) as may be required by applicable Law, or (ii) as expressly required by this Agreement, unless Parent shall otherwise provide its prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed), the Company Entities shall conduct their business in the ordinary course of business, and the Company shall, and the Company shall cause the other Company Entities to, use their respective commercially reasonable efforts to preserve intact their business organization, preserve in all material respects their relationships with customers, suppliers, Governmental Authorities and other persons with which it has material business relations or regulatory relations, keep available the services of the current officers, employees and consultants of the Company Entities; provided, however, that the Company Entities shall be permitted to deviate from the foregoing requirements to the extent that (i) the Company determines reasonably and in good faith that such deviation is necessary (as supported by documentation, information, data, or other reasonable evidence) in order to protect the health and safety of Company Entity employees, customers or other individuals having direct business dealings with a Company Entity or to respond to the direct impact of COVID-19 on the Company Entities, take as a whole, or such deviation is required by Law adopted or promulgated in response to COVID-19, and (ii) to the extent reasonably practicable under the circumstances, the Company provides advance notice to, and consults with, Parent prior to engaging in any such deviation. In furtherance of the foregoing, except as otherwise contemplated by this Agreement (including, for avoidance of doubt, the transactions set forth on Schedule 6.19(g)) or as set forth on Section 6.1 of the Company Disclosure Schedules, between the Agreement Date and the Closing Date or the date, if any, on which this Agreement is terminated pursuant to Section 10.9, without the prior consent of Parent (which consent shall not be unreasonably withheld, conditioned or delayed), the Company Entities will not, directly or indirectly:

(a) amend, adopt any amendment to or otherwise change or modify its Organizational Documents;

(b) except for issuances of Company Shares as may result from the exercise or settlement of Options outstanding as of the Agreement Date, issue, deliver, grant, authorize, pledge, dispose of, or encumber or sell, any shares of capital stock, voting securities or other ownership interests of any shares of capital stock, voting securities, equity interests or other ownership interests (including stock appreciation rights, restricted stock units, phantom stock or similar instruments) of the Company or any of its Subsidiaries, or any Options, warrants, convertible securities or other rights of any kind to acquire or receive, or that are convertible into or exchangeable or exercisable for, any such shares of capital stock, voting securities, equity interests or other ownership interests (including stock appreciation rights, phantom stock or similar instruments);

(c) permit any Leakage, or otherwise declare, set aside, establish a record date for, authorize, make or pay any dividends or other distributions (whether in cash, stock, property or otherwise) with respect to any of its capital stock, except for dividends, distributions or other payments by any direct or indirect wholly owned Subsidiary of the Company to the Company or any other wholly-owned Subsidiary of the Company;

(d) (A) adopt a plan or agreement of complete or partial liquidation, dissolution, merger, consolidation, restructuring, reorganization or other recapitalization, (B) reclassify, combine, split, reverse split, consolidate, recapitalize, subdivide or redeem, or purchase or otherwise acquire, directly or indirectly, any of its capital stock or other ownership interests (or any warrants, options or other rights to acquire the foregoing) or consummate or authorize or reinstate any other similar transaction with respect to its capital stock or ownership interests (or any warrants, options or other rights to acquire the foregoing) or (C) make any other change with respect to its capital structure;

(e) acquire (whether by merger, consolidation or acquisition of stock or assets or otherwise), or make any investment in any interest in, any corporation, partnership, limited liability company, other business organization or division thereof or any properties or assets (including Vacation Ownership Interests) other than (A) purchases of inventory (including Vacation Ownership Interests) or other assets in the ordinary course of business or pursuant to Contracts in existence as of the Agreement Date and made available to Parent prior to such date, (B) acquisitions or investments in an amount that does not exceed $3,000,000 individually or $6,000,000 in the aggregate, or enter into any joint venture, material strategic alliance, exclusive dealing, noncompetition or similar contract or arrangement, (C) in connection with a Securitization Transaction in the ordinary course of business and consistent with past practice or (D) in connection with a Permitted Securitization and Warehouse Activity;

(f) sell, transfer or otherwise dispose of (whether by merger, consolidation or disposition of stock or assets or otherwise) any corporation, partnership or other business organization or division thereof or otherwise sell, lease, assign, license, transfer, exchange, swap, abandon, mortgage, pledge, hypothecate, grant any security interest in, grant an easement with respect to, or otherwise encumber or restrict the Company Real Property or the use thereof (including securitizations), or subject to, incur or create any Lien (other than Permitted Liens), allow to lapse or expire, or dispose of, in a single transaction or series of transactions, any material assets (including Company Real Property and Vacation Ownership Interests), rights or properties, in each case, other than (A) sales or dispositions of inventory (including Vacation Ownership Interests) in the ordinary course of business; (B) sales or dispositions in an amount that does not exceed $3,000,000 individually or $6,000,000 in the aggregate; (C) non-exclusive licenses in the ordinary course of business; (D) dispositions, transfers, assignments, substitutions or removals of Vacation Ownership Interests from or into any multisite trust; (E) sales, pledges, contributions or other transfers of receivables in connection with a Securitization Transaction in the ordinary course of business and consistent with past practice or (F) in connection with a Permitted Securitization and Warehouse Activity;

(g) enter into any Contract that would be a Company Material Contract if entered into prior to the Agreement Date, or renew any Company Material Contract other than any such Contracts entered into in the ordinary course of business (including Contracts with customers, vendors or clients) and in connection with a Permitted Securitization and Warehouse Activity;

(h) modify, amend, terminate, consent to the termination of, or allow the expiration of, or waive any material rights or obligations under, (A) any Company Material Contract (including any Existing Company Loan Document and any Company Real Property Lease), (B) any Contract with a Related Party (including the Sellers and any of their respective Affiliates), or (C) any Contract which if entered into prior to the Agreement Date would be a Company Material Contract or a Contract with a Related Party, as applicable, if it had been in effect as of the Agreement Date, in each case, other than (1) any such Contract that provides a commitment by (x) the Company Entities to make to a third party or (y) a third party to make to the Company Entities, in each case, payments of less than $750,000 in the aggregate annually, (2) any Company Real Property Lease that provides for a current base rent equal to or less than $83,000 per month and a term of less than two (2) years, (3) for Contracts relating to the commercial operations of the Company’s business, such actions as are in the ordinary course of business, (4) in connection with any Permitted Securitization and Warehouse Activity or (5) any Immaterial Amendment;

(i) incur or assume any Indebtedness for borrowed money or issue any debt securities or assume, guarantee or endorse, or otherwise become responsible for, the obligations of any Person, or make any loans or advances other than (i) with respect to the Company 2021 Securitization Transaction and the transactions contemplated by the Warehouse Commitment Letters, (ii) Indebtedness for borrowed money, including borrowings under existing revolving credit facilities, that does not exceed $10,000,000 individually or $20,000,000 in the aggregate, (iii) borrowings under the Company Warehouse Facilities in the ordinary course of business, which borrowings shall be accompanied by notice to Parent by electronic mail to the extent such borrowings exceed in the aggregate $20,000,000 or any increment of $5,000,000 in excess thereof, (iv) borrowings between or among wholly-owned Company Entities or (v) Indebtedness for insurance premium financings in the ordinary course of business that does not exceed $25,000,000 in the aggregate;

(j) make or authorize any new capital expenditures in excess of or otherwise inconsistent with the Company’s capital expenditure budget set forth in Section 6.1(j) of the Company Disclosure Schedules, other than such capital expenditures that do not exceed such budget by more than $1,000,000 individually or $5,000,000 in the aggregate;

(k) except to the extent required by applicable Law or any Employee Plan in effect as of the Agreement Date and disclosed on Section 4.10(a) of the Company Disclosure Schedules, (A) (1) increase the compensation, bonus or benefits payable or provided to any employee, officer, director or other individual service providers of the Company or its Subsidiaries, other than for compensation increases for employees with annual total target compensation less than $175,000, (2) grant or provide any equity-based compensation (including Options or restricted stock units) or additional rights to, or enter into any agreement providing for, severance, retention, stay bonus, change in control, termination or other similar payment or benefit to any current or former employees, officers, directors or other individual service providers of the Company and its Subsidiaries; (3) loan or advance any amount to, any current or former employee, officer, director or other individual service providers of the Company or its Subsidiaries (excluding advances of routine business expenses to in the ordinary course of business); or (4) grant or agree to grant any right to reimbursement, indemnification or payment for any Taxes, including any Taxes incurred under Section 409A or 4999 of the Code, (B) hire, engage or terminate (other than terminations for “cause”) any individual other than (1) a person whose annual total target compensation is less than $175,000 (or any Person, who if hired, would not have an annual total target compensation that is less than $175,000) or (2) as a replacement hire receiving substantially similar terms of employment to such replaced employee, (C) amend or terminate any, enter into or adopt, or otherwise make any changes to any Employee Plan (or any other plan, trust, fund, policy, agreement or arrangement that would be an Employee Plan if in effect on the Agreement Date), (D) take any action to fund the payment of compensation or benefits under any Employee Plan, or (E) take any action to amend or waive any performance or vesting criteria or accelerate the vesting, exercisability, funding or payment or benefit under any Employee Plan (including in respect of Options), except as required by this Agreement;

(l) enter into any Company Real Property Lease, or fail to exercise any rights of renewal with respect to any Company Leased Real Property;

(m)(A) adopt or make any change to any material method of Tax accounting or annual Tax accounting period, except as required by GAAP, (B) make, change or revoke any material Tax election, (C) surrender, agree, settle or compromise any Tax audit, examination or proceeding, (D) to extend the statute of limitations in respect of any material amount of Taxes (other than pursuant to extensions of the due date for the filing of an income Tax Return that do not require consent of a Taxing Authority), (E) file or cause to be filed any amended material Tax Return, (F) initiate any voluntary disclosure with, or request any ruling from, a Taxing Authority with respect to a material amount of Taxes, (G) enter into any closing agreement with any Taxing Authority with respect to any material Tax, or (H) surrender any right to claim a material Tax refund;

(n) waive, release, assign, settle or compromise, or enter into or commit to, any agreement with respect to, any Action, demand for appraisal or other claim, liability or obligation, whether absolute, accrued, asserted or unasserted, contingent or otherwise against the Company Entities or any of their respective directors or officers, other than (A) in the ordinary course of business and (B) where the amount paid or to be paid does not exceed $250,000 individually (including any single or aggregated claims arising out of the same or similar facts, events or circumstances) or $1,200,000 in the aggregate, in each of clauses (A) and (B), only without the imposition of equitable relief on, any ongoing obligations (other than the payment of money and customary confidentiality obligations relating thereto) on, or the admission of wrongdoing by, the Company Entities or any of their respective officers or directors;

(o) allow any material Company Permit to expire or lapse, or take any action (or fail to take any action) that would reasonably be expected to terminate, invalidate, impair or be a breach of any material Company Permit (including any material Permit of any Governmental Authority);

(p) cause any material amendment to any Company Offering Documents of any Vacation Club Association, Vacation Club or Vacation Ownership Property (other than with respect to any amendments that do not increase the obligations or waive or release any rights of the Company Entities under such documents);

(q) allow any registrations of a Vacation Club to lapse, or fail to keep such registrations current in accordance with applicable Law;

(r) permit to lapse or fail to renew material insurance policies covering any Company Entity’s properties and material assets under substantially similar or better terms and conditions as such Company Entity’s policies as of the Agreement Date with respect to such properties or take any action that would reasonably be expected to invalidate or give cause for cancellation of any insurance policy, other than with respect to any such insurance policy that is no longer available on commercially reasonable terms (provided that, to the extent reasonably practicable under the circumstances, the Company shall give Parent reasonable prior notice of such facts and such lapse, failure to renew or cancellation);

(s) accelerate the collection of or discount any accounts receivable, delay the payment of accounts payable or defer expenses, reduce inventories or otherwise increase cash on hand, except in the ordinary course of business;

(t) make any material adverse change to any Company Entity policy regarding Personal Data or the security of the IT Systems used by the Company Entities, except as required by applicable Law;

(u) take any action which would trigger any notification or other requirements of the WARN Act, including any “plant closing” or “mass layoff”;

(v) voluntarily recognize a labor union, works council or similar labor organization or enter into, terminate, extend or materially modify any Collective Bargaining Agreement;

(w)(i) initiate or consent to any zoning reclassification of any portion of the Company Real Property or seek any variance under any existing zoning ordinance or (ii) use or permit the use of any portion of the Company Real Property in any manner that would reasonably be expected to result in such use becoming a non-conforming use under any zoning ordinance or any other applicable land use law, rule or regulation;

(x) take any action or exercise any of their votes, or fail to take any action or fail to exercise any of their votes, within a Non-Profit VCA or a Non-Profit VOA that would materially and adversely affect the rights, control, powers, and privileges of any Company Entity under the Company Offering Documents or a Company Management Agreement, whether by statute or otherwise;

(y) commit or suffer any material physical waste of any of the Real Property or make any change in the use of the Real Property which will in any way materially increase the risk of fire or other hazard arising out of the operation of the Real Property; or

(z) agree, resolve, authorize or commit to do or take any of the actions described in Section 6.1(a) through Section 6.1(y).

Section 6.2. Conduct of Parent’s Business Prior to the Closing. Except as otherwise contemplated by this Agreement or as set forth on Section 6.2 of the Parent Disclosure Schedules, between the Agreement Date and the Closing or the date, if any, on which this Agreement is terminated pursuant to Section 9.1, except (i) as may be required by applicable Law, (ii) as expressly required or permitted by this Agreement or (iii) as may be consented to in writing by the Company (which consent shall not be unreasonably withheld, conditioned or delayed), Parent and its Subsidiaries shall conduct their business in the ordinary course of business and use their respective commercially reasonable efforts to preserve intact their business organization and preserve in all material respects their relationships with customers, suppliers, Governmental Authorities and other persons with which it has material business relations or regulatory relations, in each case, consistent with past practice; provided, however, that the Parent Entities shall be permitted to deviate from the foregoing requirements to the extent that Parent determines reasonably and in good faith that such deviation is necessary (as supported by documentation, information, data, or other reasonable evidence) in order to protect the health and safety of Parent Entity employees, customers or other individuals having direct business dealings with a Parent Entity or to respond to the direct impact of COVID-19 on the Parent Entities, take as a whole, or such deviation is required by Law adopted or promulgated in response to COVID-19. In furtherance of the foregoing, except as otherwise contemplated by this Agreement or as set forth on Section 6.2 of the Parent Disclosure Schedules, between the Agreement Date and the Closing Date or the date, if any, on which this Agreement is terminated pursuant to Section 10.9, without the prior consent of the Company (which consent shall not be unreasonably withheld, conditioned or delayed), the Parent Entities will not:

(a) amend, adopt any amendment to or otherwise change or modify its Organizational Documents;

(b) issue, deliver, grant, authorize, pledge, dispose of, or encumber or sell, any shares of capital stock, voting securities or other ownership interests of any shares of capital stock, voting securities, equity interests or other ownership interests (including stock appreciation rights, phantom stock or similar instruments) of Parent or any of its Subsidiaries, or any options, warrants, convertible securities or other rights of any kind to acquire or receive, or that are convertible into or exchangeable or exercisable for, any such shares of capital stock, voting securities, equity interests or other ownership interests (including stock appreciation rights, phantom stock or similar instruments) other than the issuance of Parent Common Shares pursuant to the exercise or settlement, as applicable, of equity or equity-based awards granted pursuant to the Parent Stock Plans which are outstanding as of the Agreement Date in accordance with the terms of such instrument;

(c) declare, set aside, establish a record date for, authorize, make or pay any dividends or other distributions (whether in cash, stock, property or otherwise) with respect to any of its capital stock, except for dividends, distributions or other payments by any direct or indirect wholly owned Subsidiary of Parent to Parent or any other wholly owned Subsidiary of Parent;

(d)(A) adopt a plan or agreement of complete or partial liquidation, dissolution, merger, consolidation, restructuring, reorganization or other recapitalization, (B) reclassify, combine, split, reverse split, consolidate, recapitalize, subdivide or redeem, repurchase or purchase or otherwise acquire, directly or indirectly, any of its capital stock or other ownership interests (or any warrants, options or other rights to acquire the foregoing) or consummate or authorize or reinstate any other similar transaction with respect to its capital stock or ownership interests (or any warrants, options or other rights to acquire the foregoing) or (C) make any other change with respect to its capital structure;

(e) sell, transfer or otherwise dispose of (whether by merger, consolidation or disposition of stock or assets or otherwise) any corporation, partnership or other business organization or division thereof or otherwise sell, lease, assign, license, transfer, exchange, swap, abandon, mortgage, pledge, hypothecate, grant any security interest in, grant an easement with respect to, or otherwise encumber or restrict the Parent Real Property or the use thereof (including securitizations), or subject to, incur or create any Lien (other than Permitted Liens), allow to lapse or expire, or dispose of, in a single transaction or series of transactions, any material assets (including Parent Real Property and Vacation Ownership Interests), rights or properties, in each case, other than (A) sales or dispositions of inventory (including Vacation Ownership Interests) equipment or other assets in the ordinary course of business; (B) any Liens that do not impair the value of the asset on which such Liens are placed or in connection with indebtedness for borrowed money permitted by clause (f), (C) sales or dispositions of assets marked as available for sale and as described in Parent’s Annual Report on Form 10-K for the year ended December 31, 2020; (D) non-exclusive licenses entered into in the ordinary course of business; or (E) sales, transfers, contributions, assignments or pledges of receivables in connection with a HGV Securitization Transaction in the ordinary course of business and consistent with past practice;

(f) incur or assume any indebtedness for borrowed money or issue any debt securities or assume, guarantee or endorse, or otherwise become responsible for, the indebtedness for borrowed money of any Person, or make any loans or advances, other than (i) such Indebtedness for borrowed money that does not exceed $30,000,000 in the aggregate, (ii) in the ordinary course of business, including in connection with HGV Securitization Transactions, (iii) under credit facilities or securitizations of Parent, HGV or any of its Subsidiaries existing, and in accordance with their terms, as of the Agreement Date, (iv) borrowings between or among Parent Entities, (v) indebtedness contemplated by the Debt Commitment Letter (or any securities issued in lieu thereof), (vi) to refinance indebtedness of Parent or its Subsidiaries under (A) the Indenture dated as of October 24, 2016 governing HGV Borrower’s 6.125% Senior Notes due 2024 or (B) the Credit Agreement, dated as of December 28, 2016 (as amended, modified and supplemented prior to the date hereof) among Hilton Grand Vacations Parent LLC, HGV Borrower and Bank of America, N.A. as administrative agent and (vii) to refinance indebtedness outstanding under the Secured Indenture;

(g) agree, resolve, authorize or commit to do or take any of the actions described in Section 6.2(a) through Section 6.2(f).

Section 6.3. Covenants Regarding Information.

(a) From the Agreement Date until the Closing Date, the Company shall, and shall cause the other Company Entities to, afford Parent and its Representatives reasonable access to the Representatives, properties, offices, call centers, sales centers and other facilities, books and records of each of the Company Entities, and shall cause each of the Company Entities to furnish Parent and its Representatives with such financial, operating and other data and information as Parent or its Representatives may reasonably request; provided, however, that such access shall be conducted in such a manner so as not to unreasonably interfere with the normal operations of the Company Entities. Notwithstanding the foregoing, any such access pursuant to this Section 6.3(a) shall not include any environmental sampling or invasive environmental testing. None of the Company Entities shall be required to provide access to or to disclose information if the Company determines, in its reasonable judgment, based on the advice of outside counsel, such access or disclosure (i) would violate an obligation of confidentiality pursuant to any binding Contract to which any Company Entity is a party (so long as the Company shall have used commercially reasonable efforts to obtain the consent of such third party to such access or disclosure) or (ii) would result in the loss or waiver of any attorney-client privilege or similar legal immunity of any Company Entity or contravene any applicable Law (except that, prior to withholding any such access or information pursuant to clause (i) or (ii), the Company shall notify Parent in writing of the nature of the information being withheld and use commercially reasonable efforts to take any actions as may reasonably be requested by Parent to implement alternate arrangements (including entering into customary confidentiality agreements or joint defense agreements, redacting parts of documents or preparing “clean” summaries of information) in order to allow Parent or its Representatives access or information to the fullest extent reasonably practicable).

(b) From the Agreement Date until the Closing Date, Parent shall, and shall cause the other Parent Entities to, afford the Company and its Representatives reasonable access to the Representatives, properties, offices, call centers, sales centers and other facilities, books and records of each of the Parent Entities, and shall cause each of the Parent Entities to furnish the Company and its Representatives with such financial, operating and other data and information as the Company or its Representatives may reasonably request; provided, however, that such access shall be conducted in such a manner so as not to unreasonably interfere with the normal operations of the Parent Entities. Notwithstanding the foregoing, any such access pursuant to this Section 6.3(b) shall not include any environmental sampling or invasive environmental testing. None of the Parent Entities shall be required to provide access to or to disclose information if Parent determines, in its reasonable judgment, based on the advice of outside counsel, such access or disclosure (i) would violate an obligation of confidentiality pursuant to any binding Contract to which any Parent Entity is a party (so long as Parent shall have used commercially reasonable efforts to obtain the consent of such third party to such access or disclosure) or (ii) would result in the loss or waiver of any attorney-client privilege or similar legal immunity of any Parent Entity or contravene any applicable Law (except that, prior to withholding any such access or information pursuant to clause (i) or (ii), Parent shall notify the Company in writing of the nature of the information being withheld and use commercially reasonable efforts to take any actions as may reasonably be requested by Parent to implement alternate arrangements (including entering into customary confidentiality agreements or joint defense agreements, redacting parts of documents or preparing “clean” summaries of information) in order to allow the Company or its Representatives access or information to the fullest extent reasonably practicable).

(c) On the Closing Date, the Company will deliver or cause to be delivered to Parent all original agreements, documents, books and records and files stored on computer disks or tapes or any other storage medium in the possession of the Company relating to the business and operations of the Company Entities.

Section 6.4. Notification of Certain Matters.

(a) Subject to applicable Law, from the Agreement Date and continuing until the earlier of the Termination Date or the Closing Date, the Company shall give prompt written notice to Parent of (i) any notice or other material communication received by the Company Entities from any Governmental Authority in connection with this Agreement, the Merger or the transactions contemplated hereby, or from any Person alleging that the consent of such Person is or may be required in connection with the Merger or the transactions contemplated hereby, in each case, if the subject matter of such communication or the failure of such party to obtain such consent could be material to the parties or the transactions contemplated hereby, and (ii) any claims, investigations or Actions commenced or, to such party’s knowledge, threatened against, relating to or involving or otherwise affecting the Company Entities which relate to this Agreement, the Merger or the transactions contemplated hereby. Subject to applicable Law, the Company shall use commercially reasonable efforts to give prompt written notice to Parent, of any fact, circumstance or development of which the Company becomes aware that will or is reasonably likely to result in any of the conditions set forth in Article VII becoming incapable of being satisfied by the Termination Date or satisfaction of the conditions set forth in Article VII being materially delayed; provided, however, that the delivery of any notice pursuant to this Section 6.4(a) shall not (i) cure any breach of, or non-compliance with, any other provision of this Agreement or (ii) limit the remedies available to the party receiving such notice.

(b) Subject to applicable Law, from the Agreement Date and continuing until the earlier of the Termination Date or the Closing Date, Parent shall give prompt written notice to the Company of (i) any notice or other material communication received by the Parent Entities or any of their Non-Profit VOAs from any Governmental Authority in connection with this Agreement, the Merger or the transactions contemplated hereby, or from any Person alleging that the consent of such Person is or may be required in connection with the Merger or the transactions contemplated hereby, in each case, if the subject matter of such communication or the failure of such party to obtain such consent could be material to the parties or the transactions contemplated hereby, and (ii) any material claims, investigations or Actions commenced or, to such party’s knowledge, threatened against, relating to or involving or otherwise affecting the Parent Entities which relate to this Agreement, the Merger or the transactions contemplated hereby. Subject to applicable Law, Parent shall use commercially reasonable efforts to give prompt written notice to the Company, of any fact, circumstance or development of which Parent becomes aware that will or is reasonably likely to result in any of the conditions set forth in Article VII becoming incapable of being satisfied by the Termination Date or satisfaction of the conditions set forth in Article VII being materially delayed; provided, however, that the delivery of any notice pursuant to this Section 6.4(b) shall not (i) cure any breach of, or non-compliance with, any other provision of this Agreement or (ii) limit the remedies available to the party receiving such notice.

Section 6.5. Termination of Contracts with Affiliates; Release.

(a) Termination of Contracts with Affiliates. Except for those Contracts set forth on Section 6.5(a) of the Company Disclosure Schedules, the Company shall cause all Contracts between any Company Entity, on one hand, and any Affiliate of a Company Entity or any Related Party of any such Affiliate (other than any Company Entity) on the other hand, to be terminated at or prior to the Closing with no further obligations or other liabilities on the part of any Company Entity (provided that any payments made on or following the Locked Box Date shall be taken into account in the calculation of Leakage or Excluded Liabilities, as applicable, in accordance with Section 2.4) and shall provide evidence reasonably satisfactory to Parent of such termination.

(b) Seller Release. Effective as of the Closing, each Seller, on behalf of itself and its Affiliates and their respective successors and assigns (each, a “Seller Releasing Party”), hereby unconditionally and irrevocably and forever releases and discharges each Company Entity, and any past, present or future directors, managers, officers, employees, representatives, agents, lenders, investors, partners, principals, members, managers, direct or indirect shareholders or equityholders of any of the foregoing Persons (each, a “Company Released Party”), of and from, and hereby unconditionally and irrevocably waives, releases and discharges any and all proceedings, covenants, claims, liabilities, suits, judgments, accounts, actions and causes of action of any kind or character whatsoever, known or unknown, suspected or unsuspected, in Contract, direct or indirect, primary or secondary, at law or in equity (including arising under any Environmental Laws) that such Seller Releasing Party ever had, now has or ever may have or claim to have against any Company Released Party, for or by reason of any matter, circumstance, event, action, inaction, omission, cause or thing arising at or prior to the Closing, or otherwise related to the pre-Closing period; provided, that nothing contained in this Section 6.5(b) shall be construed as a waiver of any rights under (i) this Agreement, (ii) any Ancillary Agreement or (iii) with respect to any Seller Releasing Party who is a natural person, any indemnification, employment or other similar arrangements (including any such arrangement providing for exculpation or advancement of expenses). Each Seller, on behalf of itself and the other Seller Releasing Parties, expressly waives all rights afforded by any statute which limits the effect of a release with respect to unknown claims. Each Seller, on behalf of itself and the other Seller Releasing Parties, understands the significance of this release of unknown claims and waiver of statutory protection against a release, on behalf of itself and the other Seller Releasing Parties, of unknown claims, and acknowledges and agrees that this waiver is an essential and material term of this Agreement. Each Seller, on behalf of itself and the other Seller Releasing Parties, acknowledges that Parent will be relying on the waiver and release provided in this Section 6.5(b) in connection with entering into this Agreement and that this Section 6.5(b) is intended for the benefit of, and to grant third party beneficiary rights to each Company Released Party to enforce this Section 6.5(b).

(c) Company Release. Effective as of the Closing, Parent, Merger Sub and the Company, each on behalf of itself and its subsidiaries (including the other Company Entities) and their respective successors and assigns (each, a “Company Releasing Party”), hereby unconditionally and irrevocably and forever releases and discharges each Seller, its successors and assigns, any of its Affiliates, and any past, present or future directors, managers, officers, employees, representatives, agents, lenders, investors, partners, principals, members, managers, direct or indirect shareholders or equityholders of any of the foregoing Persons (each, a “Seller Released Party”), of and from, and hereby unconditionally and irrevocably waives, releases and discharges any and all proceedings, covenants, claims, liabilities, suits, judgments, accounts, actions and causes of action of any kind or character whatsoever, known or unknown, suspected or unsuspected, in Contract, direct or indirect, primary or secondary, at law or in equity (including arising under any Environmental Laws) that such Company Releasing Party ever had, now has or ever may have or claim to have against any Seller Released Party, for or by reason of any matter, circumstance, event, action, inaction, omission, cause or thing arising at or prior to the Closing in respect of the management or operation of, or any action taken or failed to be taken by the Seller Released Parties in any capacity related to, the Company Entities, or otherwise related to the pre-Closing period; provided, that nothing contained in this Section 6.5(c) shall be construed as a waiver of any rights under (i) this Agreement or (ii) any Ancillary Agreement or (iii) with respect to any Seller Released Party who is a natural person, any indemnification, employment or other similar arrangements. Parent, on behalf of itself and the other Company Releasing Parties, expressly waives all rights afforded by any statute which limits the effect of a release with respect to unknown claims. Parent, on behalf of itself and the other Company Releasing Parties, understands the significance of this release of unknown claims and waiver of statutory protection against a release, on behalf of itself and the other Company Releasing Parties, of unknown claims, and acknowledges and agrees that this waiver is an essential and material term of this Agreement. Parent, on behalf of itself and the other Company Releasing Parties, acknowledges that each Seller will be relying on the waiver and release provided in this Section 6.5(c) in connection with entering into this Agreement and that this Section 6.5(c) is intended for the benefit of, and to grant third party beneficiary rights to each Seller Released Party to enforce this Section 6.5(c).

(d) Resignations. The Company will deliver prior to the Closing Date the executed resignations, in form and substance reasonably satisfactory to Parent, of all of the directors of the Company Entities, except for such directors that Parent specifies in writing to the Company at least five (5) Business Days prior to the Closing Date.

Section 6.6. Confidentiality.

(a) Each of the parties shall hold, and shall cause its Representatives to hold, in confidence all documents and information furnished to it by or on behalf of the other party in connection with this Agreement and any Ancillary Agreements and the transactions contemplated hereby and thereby pursuant to the terms, as applicable, of that certain (i) Confidentiality Letter Agreement, dated as of September 6, 2019, by and between Parent and Apollo Management VIII, L.P. (together with that certain Joinder to the Confidentiality Letter Agreement, dated as of September 27, 2019, by and among Parent, Apollo Management VIII, L.P. and Diamond Resorts International, Inc., the “HGV Confidentiality Letter Agreement”) and (ii) Letter Agreement, dated as of September 27, 2019, by and between Diamond Resorts International, Inc. and Parent (together with the HGV Confidentiality Letter Agreement, each, a “Confidentiality Agreement” and collectively, the “Confidentiality Agreements”) and comply with the terms of the applicable Confidentiality Agreement, each of which shall continue in full force and effect until the Closing Date, at which time such Confidentiality Agreements and the obligations of the parties under this Section 6.6(a) shall terminate, but solely with respect to information related to the Company Entities. If for any reason this Agreement is terminated prior to the Closing Date, each Confidentiality Agreement shall nonetheless continue in full force and effect in accordance with its terms for two (2) years following such termination.

(b) For a period of five (5) years following the Closing Date, the Sellers shall not, and each Seller shall cause its respective Affiliates and its and their respective Representatives not to, use for its or their own benefit or divulge or convey to any third party, any Confidential Information; provided, however, that the Sellers or its respective Affiliates may furnish such portion (and only such portion) of the Confidential Information as such Seller or such Affiliate reasonably determines it is legally obligated to disclose if: (i) it receives a request to disclose all or any part of the Confidential Information under the terms of a subpoena, civil investigative demand or order issued by a Governmental Authority; (ii) to the extent not legally prohibited, it notifies Parent of the existence, terms and circumstances surrounding such request and consults with Parent on the advisability of taking steps available under applicable Law to resist or narrow such request; (iii) it exercises its commercially reasonable efforts to obtain an order or other reliable assurance that confidential treatment will be accorded to the disclosed Confidential Information; and (iv) disclosure of such Confidential Information is required to prevent such Seller or such Affiliate from being held in contempt or becoming subject to any other penalty under applicable Law. For purposes of this Agreement, “Confidential Information” consists of all information and data relating to the Company Entities, non-public information regarding Parent and its Subsidiaries, this Agreement, any Ancillary Agreement or the transactions contemplated hereby or thereby (other than data or information that is or becomes available to the public other than as a result of a breach of this Section). Notwithstanding the foregoing, each Seller and its respective Affiliates may, without consulting any other party, provide ordinary course communications regarding this Agreement and the transactions contemplated hereby to existing or prospective general and limited partners, equity holders, members, managers and investors of any Affiliates of such Person, in each case, who are subject to customary confidentiality restrictions to the extent consistent with prior public disclosures by the parties made in accordance with this Section 6.6(b)

Section 6.7. Consents and Filings; Further Assurances.

(a) Each of the parties shall use reasonable best efforts to take, or cause to be taken, all actions to do, or cause to be done, all things necessary, proper or advisable under applicable Law or otherwise to consummate and make effective the transactions contemplated by this Agreement and the Ancillary Agreements as promptly as practicable, including to (i) obtain from Governmental Authorities and other Persons all expiration of applicable waiting periods, consents, approvals, authorizations, qualifications and orders as are necessary for the consummation of the transactions contemplated by this Agreement (with respect to any such item arising under an antitrust or competition Law, the “Antitrust Approvals”) and the Ancillary Agreements and (ii) promptly (and with respect to any applicable filings under the HSR Act, in no event later than 10 Business Days after the Agreement Date) make all necessary filings, and thereafter make any other required submissions, with respect to this Agreement required under the HSR Act or any other applicable Law. Parent and the Company shall each pay one-half of all filing fees and other charges paid to any Governmental Authority for filings under the HSR Act or any Foreign Antitrust Law.

(b) Without limiting the generality of the parties’ undertaking pursuant to Section 6.7(a), each of the Seller Representative, the Company and Parent shall use reasonable best efforts to (i) resolve such objections, if any, as may be asserted by any Governmental Authority with respect to the transactions contemplated hereby and (ii) take all such actions as may be required to obtain all Antitrust Approvals as promptly as possible after the execution of this Agreement and no later than the Termination Date, including such action that would (A) require the divestiture of any businesses, properties, rights or assets, or portions thereof, of Parent, the Company, or any of their respective Subsidiaries or Affiliates, (B) limit Parent’s freedom of action with respect to, or its ability to consolidate and control, the Company and its Subsidiaries or Affiliates or any of their businesses, properties, rights or assets, or portions thereof, or any of Parent’s or its Subsidiaries or Affiliates’ other businesses, properties, rights or assets, or portions thereof, or (C) limit Parent’s ability to acquire or hold, or exercise full rights of ownership with respect to, the Company and its Subsidiaries or Affiliates, provided that (x) such action is conditioned on consummation of the transactions contemplated by this Agreement and (y) such action would not require Parent to sell, divest, assign, dispose of or hold separate any businesses, properties, rights or assets of Parent, Company or their respective Affiliates and Subsidiaries, or agree to, or enter into any conditions or mitigation agreements or other remedies with respect to, any businesses, properties, rights or assets of Parent, Company or their respective Affiliates and Subsidiaries, that (together with all other businesses, properties, rights and assets that are subject to antitrust remedies) generated more than $75,000,000 in revenues during the parties’ respective most recently completed fiscal years; provided, further, that, in each case, as between Parent, on the one hand, and the Seller Representative and the Company, on the other, Parent shall, after in good faith taking into account the views of the Seller Representative and the Company, determine the businesses, properties, rights or assets, or portions thereof, of Parent, the Company or any of their respective Affiliates or subsidiaries to be so sold, divested, assigned, disposed of, held separate or subject to any restriction or limitation, provided that such determination must be made in furtherance of, and in no way limit, Parent’s obligation to take all actions as may be required to obtain all Antitrust Approvals as promptly as possible after the execution of the Agreement and no later than the Termination Date. Each of the Seller Representative, the Company and Parent shall use commercially reasonable efforts to take such action as may be required to cause the expiration of the notice period under the HSR Act with respect to the transactions contemplated hereby as promptly as possible after the execution of this Agreement. In furtherance of the foregoing, Parent and the Company shall jointly determine the strategy to be pursued for obtaining all Antitrust Approvals and for otherwise removing all impediments to closing under the HSR Act and any Foreign Antitrust Law. Each of the Sellers agrees to reasonably cooperate to the extent necessary for the other parties to fulfill their respective obligations hereunder.

(c) During the period from the Agreement Date and continuing until the earlier of the Termination Date or the Closing Date, except with the consent of the Company (which shall not be unreasonably withheld, delayed or conditioned), Parent and its Affiliates shall not enter into any transaction that would reasonably be expected to prevent or materially delay any filings or approvals required under the HSR Act or any applicable Foreign Antitrust Law. Each of the parties shall promptly notify the other party of any communication it or any of its Affiliates receives from any Governmental Authority relating to the matters that are the subject of this Agreement and permit the other party to review in advance any proposed communication by such party to any Governmental Authority. Neither party to this Agreement shall agree to participate in any meeting with any Governmental Authority in respect of any filings, investigation or other inquiry unless it consults with the other party in advance and, to the extent permitted by such Governmental Authority, gives the other party the opportunity to attend and participate at such meeting. Subject to the applicable Confidentiality Agreement, the parties will coordinate and cooperate fully with each other in exchanging such information and providing such assistance as the other party may reasonably request in connection with the foregoing and in seeking early termination of any applicable waiting periods including under the HSR Act and other applicable regulatory regimes. Neither Parent nor the Sellers, the Seller Representative or Company shall extend any waiting period under the HSR Act or any Foreign Antitrust Laws or enter into any agreement with any Governmental Authority not to consummate the transactions contemplated by this Agreement, except with the prior written consent of the other parties hereto (which shall not be unreasonably withheld, conditioned or delayed). Subject to the applicable Confidentiality Agreement, the parties will provide each other with copies of all correspondence, filings (restricting access to outside counsel or other personnel as necessary to comply with applicable Laws) or communications between them or any of their Affiliates or Representatives, on the one hand, and any Governmental Authority or members of its staff, on the other hand, with respect to this Agreement and the transactions contemplated hereby.

Section 6.8. Public Announcements. Each of Parent and Merger Sub, on the one hand, and the Sellers and the Company, on the other hand, shall consult with each other before issuing, and give each other a reasonable opportunity to review and comment upon, any press release or other public statements with respect to this Agreement, the Merger and the other transactions contemplated hereby and shall not issue any such press release or make any public announcement, without the prior consent of the other party, which consent shall not be unreasonably withheld, except that no such approval shall be necessary to the extent disclosure is required by applicable Law or any listing agreement with, or rules, of any national securities exchange or interdealer quotation service or by the request of any Governmental Authority; provided that (a) a party may issue a press release or make a public statement that is consistent with prior press releases issued or public statements made in compliance with this Section 6.8 without such consultation and without such consent and (b) a party hereto may, without the prior consent of any other party issue such press release or other public statements in any case in which such disclosure is made in connection with a dispute between Parent and Merger Sub, on the one hand, and the Sellers and the Company, on the other hand, regarding this Agreement or the transactions contemplated hereby. Parent and the Company agree that the press release announcing the execution and delivery of this Agreement shall be a joint release of Parent and the Company. Notwithstanding the foregoing, each Seller and its respective Affiliates may, without consulting any other party, provide ordinary course communications regarding this Agreement and the transactions contemplated hereby in connection with financial reporting and fundraising activities to existing or prospective general and limited partners, equity holders, members, managers and investors of any Affiliates of such Person, which in each case are subject to customary confidentiality obligations.

Section 6.9. Directors’ and Officers’ Indemnification.

(a) For a period of six years following the Closing, Parent shall, and shall cause the Company and its Subsidiaries to, indemnify, defend and hold harmless each person who is now, or has been at any time prior to the Agreement Date or who becomes prior to the Closing Date, an officer or director of the Company or any of its Subsidiaries (the “D&O Indemnified Parties”) against, and pay or reimburse the D&O Indemnified Parties for, any and all losses, damages, liabilities, deficiencies, claims, interest, awards, judgments, penalties, costs and expenses (including reasonable attorneys’ fees, costs and other out-of-pocket expenses incurred in investigating, preparing or defending the foregoing) arising out of or relating to any threatened or actual Action based in whole or in part on or arising out of or relating in whole or in part to the fact that such person is or was a director or officer of the Company or any of its Subsidiaries at or prior to the Closing Date or otherwise arising by virtue of their status as D&O Indemnified Parties (the “D&O Indemnified Liabilities”), whether asserted or claimed at or after or occurring before the Closing (including in connection with the negotiation and execution of this Agreement and the consummation of the transactions contemplated by this Agreement or otherwise), in each case to the maximum extent permitted or required under applicable Law to indemnify its own directors or officers (and Parent shall, or shall cause the Company and its Subsidiaries to, pay expenses in advance of the final disposition of any such Action or proceeding to each D&O Indemnified Party). In the event of any such Action, (i) Parent shall, and shall cause the Company Entities to, cooperate with the D&O Indemnified Parties in the defense of any such Action and (ii) without the prior written consent of the applicable D&O Indemnified Party (which consent will not be unreasonably withheld, conditioned or delayed), Parent shall not, and shall cause the Company Entities not to, settle, compromise or consent to the entry of any judgment in any Action pending or threatened to which a D&O Indemnified Party is a party (and in respect of which indemnification could be sought by such D&O Indemnified Party hereunder), unless such settlement, compromise or consent includes an unconditional release of such D&O Indemnified Party from all liability arising out of such Action. Parent agrees that all rights of each D&O Indemnified Party to indemnification, advance expenses in connection with the defense of any Action and exculpation from liabilities for acts or omissions occurring prior to the Closing as provided in the Organizational Documents of any of the Company Entities and any indemnification agreements and in minutes of the board of directors, any committee of the board of directors or any equivalent governing body of any of the Company Entities. All rights of each D&O Indemnified Party to indemnification, exculpation from liabilities for acts or omissions occurring prior to the Closing as provided in the Organizational Documents of any of the Company Entities and in any indemnification agreements set forth on Section 6.9(a) of the Company Disclosure Schedules, including provisions relating to advancement of expenses incurred in the defense of any Action, shall survive the Closing Date and shall continue in full force and effect in accordance with their terms. For a period of six (6) years following the Closing, such rights shall not be amended or otherwise modified in any manner that would adversely affect the rights of any of the D&O Indemnified Parties for any acts or omissions occurring prior to the Closing, unless such amendment or modification is approved by each such D&O Indemnified Party. Any D&O Indemnified Party wishing to claim indemnification under this Section 6.9 shall promptly notify Parent upon learning of any such claim, action, suit, proceeding or investigation (but the failure so to notify shall not relieve a party from any liability which it may have under this Section 6.9(a) except to the extent such failure prejudices such party).

(b) Parent hereby acknowledges that certain D&O Indemnified Parties have certain rights to indemnification, advancement of expenses and/or insurance provided by other entities and/or organizations, including by virtue of such D&O Indemnified Party’s service as a director, officer, manager, member, agent, partner or other fiduciary or employee of an investment fund that is an Affiliate of the Company prior to the Closing (collectively, the “Other Indemnitors” and, individually, an “Other Indemnitor”). Parent hereby agrees that, with respect to any advancement or indemnification obligation owed, at any time, to any D&O Indemnified Party by Parent pursuant to this Section 6.9 or any Company Entity pursuant to its existing Organizational Document, any indemnification agreement in effect as of the Agreement Date to which a Company Entity is a party and/or pursuant to Section 6.9(a) (any of the foregoing, an “Indemnification Agreement”), Parent and the Company Entities (i) shall at all times, be the indemnitors of first resort (i.e., their obligations to a D&O Indemnified Party pursuant to Section 6.9 shall be primary and any obligation of the Other Indemnitors to advance expenses or to provide indemnification for the same expenses or liabilities incurred by such D&O Indemnified Party shall be secondary), (ii) shall be responsible for the advancement and payment of expenses, judgments, penalties, fines and amounts paid in settlement, which are addressed by Section 6.9(a) (to the extent not legally prohibited and as required by the terms of this Agreement or any Indemnification Agreement), without regard to any rights that such D&O Indemnified Party may have against the Other Indemnitors and (iii) irrevocably waive, relinquish and release the Other Indemnitors from any and all claims (A) against the Other Indemnitors for contribution, subrogation, indemnification or any other recovery of any kind in respect thereof and (B) that the D&O Indemnified Party must seek expense advancement or reimbursement, or indemnification, from any Other Indemnitor before Parent or the Company Entities must perform their expense advancement and reimbursement, and indemnification obligations, under this Agreement. Parent, and following the Closing each Company Entity, hereby further agrees that no advancement, indemnification or other payment by the Other Indemnitors on behalf of a D&O Indemnified Party with respect to any claim for which a D&O Indemnified Party has sought indemnification from Parent or any Company Entity shall affect the foregoing.

(c) For a period of six (6) years after the Closing Date, except as required by applicable Law, Parent shall cause the Organizational Documents of the Company and its Subsidiaries to contain provisions no less favorable to the D&O Indemnified Parties with respect to limitation of liabilities, advancement of expenses and indemnification than are set forth as of the Agreement Date in the Organizational Documents of the applicable Company Entity.

(d) For a period of six years following the Closing, Parent shall maintain officers’ and directors’ liability insurance covering the persons who are presently covered by their officers’ and directors’ liability insurance policies with respect to actions and omissions occurring prior to the Closing Date, providing coverage not less favorable to the insureds than provided by such insurance in effect on the Agreement Date; provided, however, that in no event shall Parent, the Company and their respective Subsidiaries be obligated to pay annual premiums greater than 300% of the aggregate premiums payable as of the Agreement Date; provided further, that if the annual premium for such coverage and amount of insurance would exceed 300% of such current annual rate, Parent, the Company and their respective Subsidiaries shall provide the maximum coverage which shall then be available at an annual premium not exceeding 300% of such rate. Notwithstanding the foregoing, at Parent’s election, in lieu of maintaining such coverage, the Company shall obtain a “tail” policy (a “D&O Tail Policy”) covering the persons who are presently covered by their officers’ and directors’ liability insurance policies with respect to actions and omissions occurring prior to the Closing Date, providing coverage for a period of six years following the Effective Time not less favorable to the insured person than provided by such insurance in effect on the Agreement Date. Parent shall not take or omit to take any action that would cause any such “tail” policy to be maintained in full force and effect for its full term (except that in no event shall Parent, the Company and their respective Subsidiaries be obligated to pay a premium for such policy greater than 300% of the aggregate annual premiums payable as of the Agreement Date for the Company and its Subsidiaries’ current officers’ and directors’ liability insurance policies); provided that if the premium would exceed 300% of such aggregate annual rate, then the Company shall be obligated to obtain a policy providing the maximum coverage available at an annual premium not exceeding 300% of such rate.

(e) In the event that Parent, the Surviving Company or any of their respective successors or assigns consolidates or merges with or into any other Person and is not the continuing or surviving entity of such consolidation or merger, or engages in any division transaction or (ii) transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case, Parent shall procure that the successors and assigns of Parent or the Surviving Company, as applicable, shall assume all of the obligations thereof set forth in this Section 6.9.

(f) The provisions of this Section 6.9 are (i) intended to be for the benefit of, and shall be enforceable by, each D&O Indemnified Party, his, her or its heirs and his, her or its representatives, as well as each other indemnitor and its successors and assigns and (ii) in addition to, and not in substitution for, any other rights to indemnification or contribution that any such

Person may have by Law, Contract or otherwise. Nothing in this Agreement is intended to, shall be construed to or shall release, waive or impair any rights to directors’ and officers’ insurance claims under any policy that is or has been in existence with respect to any of the Company Entities or any of their respective directors, managers or officers, it being understood and agreed that the rights to indemnification and advancement of expenses provided for in this Section 6.9 are not prior to or in substitution for any such claims under such policies.

Section 6.10. Obligations of Merger Sub. Parent shall take all action necessary to cause each of Merger Sub and the Surviving Company to perform its respective obligations under this Agreement. Without limiting the foregoing, it is agreed that any breach by Merger Sub or the Surviving Company of any of their respective obligations under this Agreement shall, in each case, be deemed a breach of this Agreement by Parent.

Section 6.11. Takeover Statute. If any “fair price,” “moratorium,” “business combination,” “control share acquisition,” “interested person,” “interested stockholder” or other form of anti-takeover statute or regulation shall become applicable to this Agreement, the Merger or the transactions contemplated hereby, each of the Company and Parent shall grant such approvals and take such actions as are reasonably necessary and within its control so that this Agreement, the Merger and the transactions contemplated hereby may be consummated as promptly as practicable on the terms contemplated herein and otherwise act to eliminate or minimize the effects of such statute or regulation on this Agreement, the Merger and the transactions contemplated hereby.

Section 6.12. Listing of Parent Common Shares. Parent shall use its reasonable best efforts to cause the Parent Common Shares to be issued in the Merger to be approved for listing on the NYSE, subject to official notice of issuance, as promptly as practicable, and in any event prior to the Effective Time.

Section 6.13. Control of Operations. Nothing contained in this Agreement shall give Parent or Merger Sub, directly or indirectly, the right to control or direct the Company’s operations prior to the Effective Time. Prior to the Effective Time, the Company shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its operations. Nothing contained in this Agreement shall give the Company, directly or indirectly, the right to control or direct Parent’s or Merger Sub’s operations prior to the Effective Time. Prior to the Effective Time, each of Parent and Merger Sub shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its operations.

Section 6.14. Exclusive Dealing. During the period from the Agreement Date until the earlier of the Closing Date or the termination of this Agreement in accordance with Section 9.1, the Company shall not, nor shall it authorize or permit any of the Company Entities, its Affiliates, or its or their respective officers, directors, employees, representatives, consultants, financial advisors, attorneys, accountants or other agents to, directly or indirectly, solicit, encourage, facilitate, engage in discussions or negotiations with, or provide any information or access to or enter into any agreement with any Person (other than Parent and/or its respective Affiliates) concerning any direct or indirect sale of any of the Company Entities’ equity securities, any merger of the Company Entities, any direct or indirect sale of more than 10% of the assets of the Company Entities or any similar transaction involving the Company Entities (each such transaction, an

“Acquisition Transaction”). Notwithstanding the foregoing, the Sellers and the Company may respond to any unsolicited proposal regarding an Acquisition Transaction solely by indicating that the Sellers and the Company are subject to an exclusivity agreement and are unable to provide any information related to the Company Entities or entertain any proposals or offers or engage in any negotiations or discussions concerning an Acquisition Transaction for as long as this Agreement remains in effect. The Company shall, and shall cause its Affiliates (including the Company Entities) to, instruct the Company’s and its Affiliates’ respective representatives to, immediately cease any existing activities, discussions and negotiations with, and the provision of confidential information to, any Persons (other than Parent and its Affiliates and representatives) with respect to any Acquisition Transaction, promptly terminate all physical and electronic Data Room access granted prior to the Agreement Date to any such Person or any of their respective representatives and promptly issue instructions to any such Person who has entered into a confidentiality agreement or restrictions in connection with a potential Acquisition Transaction that has not expired or been terminated in accordance with its terms to return or destroy any confidential information related to the Company Entities received thereunder in accordance with the terms of such confidentiality agreement. The Sellers shall not, and shall cause each of the Company Entities not to, release any Person from, or waive any provision of, any confidentiality or standstill agreement relating to an Acquisition Transaction to which the Sellers or a Company Entity is a party, without the prior written consent of Parent. If any Seller, its Affiliates or any of their respective representatives receives any inquiry, proposal or offer relating to an Acquisition Transaction, such Seller shall promptly (and in any event within one Business Day) advise Parent in writing of the identity of the Person making such proposal and the material terms and conditions thereof. Any violation of the restrictions set forth in this Section 6.14 by any Affiliate or Representative of any Seller (including the Company Entities) shall be a breach of this Section 6.14 by Seller.

Section 6.15. Preparation of Proxy Statement; Parent Stockholders Meeting.

(a) As promptly as reasonably practicable following the Agreement Date, Parent shall, with the assistance and cooperation of the Company and the Seller Representative, prepare the proxy statement to be sent to the stockholders of Parent (such proxy statement, as amended or supplemented, the “Proxy Statement”) and file the Proxy Statement with the SEC (and use reasonable best efforts to file no later than twenty (20) Business Days following the Agreement Date, but in any event no later than twenty-five (25) Business Days following the Agreement Date so long as the Company has furnished within ten (10) Business Days following the Agreement Date all such audited or interim financial statements, related notes, and other financial information with respect to the Company Entities that is reasonably required to be included in the Proxy Statement). Parent, Merger Sub and the Company will cooperate with each other in the preparation of the Proxy Statement. Without limiting the generality of the foregoing, each of the Company and the Seller Representative will cooperate with Parent and Merger Sub in the preparation, filing and distribution of the Proxy Statement, including by furnishing to Parent and Merger Sub the information relating to any of the Company Entities or the Sellers required by the Exchange Act and the rules and regulations promulgated thereunder to be set forth in the Proxy Statement, preparing and furnishing all such audited, interim and pro forma financial statements, related notes, and other information with respect to the Company Entities, that is required to be included or set forth in the Proxy Statement and providing such assistance as reasonably requested by Parent in connection the Proxy Statement. Each of Parent, Merger Sub and the Company agree to promptly

(i) correct any information provided by it for use in the Proxy Statement which shall have become false or misleading and (ii) supplement such information provided by it for use in the Proxy Statement to include any information that shall become necessary in order to make the statements in the Proxy Statement, in light of the circumstances under which they were made, not false or misleading. Parent shall as soon as reasonably practicable notify the Company in writing of the receipt of any comments from the SEC with respect to the Proxy Statement and any request by the SEC for any amendment to the Proxy Statement or for additional information. Parent and the Company shall use their respective commercially reasonable efforts to resolve all SEC comments with respect to the Proxy Statement as promptly as practicable after receipt thereof. Each of the Sellers agrees to reasonably cooperate to the extent necessary for the other parties to fulfill their respective obligations hereunder.

(b) As promptly as reasonably practicable following the clearance of the Proxy Statement by the SEC (and in no event more than five (5) Business Days after the date on which the SEC confirms that it has no further comments on the Proxy Statement), Parent, acting through the Parent Board, shall (i) take all action necessary to promptly and duly call, give notice of, convene and hold as promptly as practicable a meeting of its stockholders for the purpose of obtaining the Parent Stockholder Approval, including the establishment of a record date for determining stockholders entitled to vote at such meeting (the “Parent Stockholders Meeting”) and (ii) include in the Proxy Statement the recommendation of the Parent Board that the stockholders of the Company vote in favor of the Parent Share Issuance; provided, however, that the Parent Board may withdraw, modify or qualify such recommendation if, as a result of an Intervening Event, the Parent Board reasonably determines in good faith, after consultation with outside counsel, that failure to do so would violate its fiduciary obligations under applicable Law (any such withdrawal, modification or qualification, an “Adverse Change of Recommendation”). Parent shall duly convene and hold the Parent Stockholder Meeting as promptly as practicable after the Proxy Statement is mailed. Once Parent has established the record date for the Parent Stockholders Meeting, Parent shall not, without the prior written consent of the Company (which shall not be unreasonably withheld, conditioned or delayed), change or establish a different record date for the Parent Stockholders Meeting unless required by applicable Law. Parent agrees to provide the Company with reasonably detailed periodic updates concerning proxy solicitation results on a reasonably timely basis (including, if requested, promptly providing voting reports on a reasonably frequent basis). Without the prior written consent of the Company (which shall not be unreasonably withheld, conditioned or delayed), the approval of the Parent Share Issuance shall be the only matter (other than related procedural matters (including adjournment or postponement) or any non-binding advisory vote required under applicable Law) that Parent may propose to be acted on by Parent’s stockholders at the Parent Stockholders Meeting. Parent agrees that, unless this Agreement is terminated in accordance with its terms, its obligations to hold the Parent Stockholders Meeting pursuant to this Section 6.15 shall not be affected in any manner.

Section 6.16. Company Stockholder Consent.

(a) The Company shall use its reasonable best efforts to solicit and obtain the Company Stockholder Approval pursuant to irrevocable written consents of the Company Stockholders in a form reasonably acceptable to Parent (the “Written Consent”) as promptly as practicable, and in any event within 24 hours following the execution and delivery of this Agreement.

(b) As promptly as practicable following receipt of the Written Consent, the Company shall prepare and deliver a notice (the “Stockholder Notice”) to every Company Stockholder that did not execute the Written Consent. The Stockholder Notice shall (i) include a statement to the effect that the Company Board unanimously determined that the Merger is advisable in accordance with the DGCL and in the best interests of the Company Stockholders and unanimously approved and adopted this Agreement, the Merger and the other transactions contemplated hereby, and (ii) provide the Company Stockholders to whom it is sent with notice of the actions taken in the Written Consent, including the approval and adoption of this Agreement, the Merger and the other transactions contemplated hereby in accordance with Section 228(e) and Section 262(d) of the DGCL and the bylaws of the Company. All materials submitted to the Company Stockholders in accordance with this Section 6.16(a) shall be subject to Parent’s advance review and approval (not to be unreasonably withheld, conditioned or delayed) and Parent and its counsel shall be provided a reasonable opportunity to review any such materials.

Section 6.17. Debt Financing.

(a) Parent and HGV Borrower shall use reasonable best efforts to take, or cause to be taken, all actions and do, or cause to be done, as promptly as possible, all things necessary, proper or advisable to arrange the Committed Debt Financing on the terms and conditions described in the Debt Commitment Letter, including using reasonable best efforts to, as promptly as possible, (a) satisfy on a timely basis all conditions applicable to HGV Borrower, (b) negotiate and enter into definitive agreements with respect thereto on the terms and conditions contemplated by the Debt Commitment Letter (including any related flex provisions) or on other terms that would not reasonably be expected to materially delay (taking into account the expected timing of the Marketing Period) or adversely affect the ability of HGV Borrower, from a conditionality and enforceability perspective, to consummate the transactions contemplated hereby and (c) consummate the Committed Debt Financing at or prior to the Closing. Parent shall give the Seller Representative prompt notice (and in any event no later than three (3) Business Days following) (i) of any actual breach or default under the Debt Commitment Letter of which Parent or HGV Borrower becomes aware and (ii) of any termination, repudiation, rescission, cancellation or expiration of the Debt Commitment Letter. Parent shall keep the Company and the Seller Representative informed on a reasonably current basis in reasonable detail of the status of Parent’s efforts to arrange the Committed Debt Financing or Alternative Financing and provide to the Company executed copies of the definitive documents related to the Committed Debt Financing or Alternative Financing. If any portion of the Committed Debt Financing becomes unavailable on the terms and conditions contemplated in the Debt Commitment Letter, Parent shall use reasonable best efforts to obtain alternative financing, including from alternative sources on Commercially Reasonable Terms (“Alternative Financing”) as promptly as practicable following the occurrence of such event and the provisions of this Section 6.17(a) shall be applicable to the Alternative Financing and such Alternative Financing shall not impose any new or additional condition or otherwise expand any condition to draw and other terms that would reasonably be expected to affect the availability thereof at the Closing. Parent and HGV Borrower shall (1) comply in all material respects with the Debt Commitment Letter and each definitive agreement with respect thereto (collectively, with the Debt Commitment Letter, the “Debt Documents”), (2) upon satisfaction of the conditions thereunder, enforce in all material respects their rights under each Debt Document, and (C) not permit any amendment or modification to be made to, or any waiver of any provision or remedy under, any Debt Document or the fee letter referred to in the Debt Commitment Letter without the prior written consent of the Seller Representative (such consent not to be unreasonably withheld, conditioned or delayed) in a manner that (i) would prevent or materially delay the timing of the funding of the commitments thereunder or make the timely funding of the Committed Debt Financing or the satisfaction of the conditions to obtaining the Committed Debt Financing materially less likely to occur or (ii) adversely impact the ability of Parent to enforce its rights under the Debt Commitment Letter or the definitive agreements with respect thereto, or to consummate the transactions contemplated by this Agreement. “Commercially Reasonable Terms” means debt financing terms available in the market from major international financing institutions to borrowers or issuers with credit ratings comparable to Parent (determined giving pro forma effect to the transactions contemplated by this Agreement) for financing comparable to the type of financing contemplated by the Debt Commitment Letter at the time the Alternative Financing is sought. As applicable, references in the Agreement (other than with respect to the representations in this Agreement made by Parent or Merger Sub that speak as of the date hereof) to (i) Committed Debt Financing shall include Alternative Financing and (ii) Debt Documents shall include definitive documentation relating to any such Alternative Financing.

(b) Prior to the Closing, the Company Entities shall, and shall use reasonable best efforts to cause their respective officers, directors, employees and representatives to, cooperate with Parent in connection with the Debt Financing as may be reasonably requested by Parent; including by:

(i) furnishing Parent and the Debt Financing Sources with the Required Information, any updates to any Required Information as may be necessary for such Required Information to remain Compliant;

(ii) participating (and causing senior management and using commercially reasonable efforts to cause representatives and advisors to participate) in a reasonable number of meetings (including customary one-on-one meetings with the parties acting as lead arrangers or agents for, and prospective lenders and investors with respect to, the Committed Debt Financing), presentations, road shows, drafting sessions, due diligence sessions (including using commercially reasonable efforts to cause its independent auditors to participate therein) and sessions with ratings agencies, in each case, at reasonable times and with reasonable notice in connection with the Debt Financing;

(iii) assisting Parent and the Debt Financing Sources in the preparation of (A) confidential information memoranda, lender presentations and similar marketing documents, (B) investor presentations (including “roadshow” or investor meeting slides), (C) offering memoranda and private placement memoranda (including under Rule 144A) and (D) materials for rating agency presentations;

(iv) executing and delivering any guarantee, other definitive financing documents, or other certificates or documents as may be reasonably requested by Parent and as may be necessary and customary in connection with the Debt Financing (including a solvency certificate of the chief financial officer of the Company) and otherwise facilitating the obtaining of guarantees; provided that all such guarantees and other documents with respect to the Company Entities and their respective assets shall be authorized and become effective only at, or as of, the Closing;

(v) taking all corporate actions, subject to the occurrence of the Closing, reasonably requested by Parent that are necessary to permit the consummation of the Debt Financing and to permit the proceeds thereof, together with the cash at the Company Entities, if any (not needed for other purposes), to be made available on the Closing Date to consummate the Closing and the other transactions contemplated by this Agreement;

(vi) providing customary authorization and representation letters to the Debt Financing Sources, executed by or on behalf of the Company, authorizing the distribution of information to prospective lenders or investors and containing customary representations to the Debt Financing Sources, including with respect to the presence or absence of material nonpublic information about the Company Entities and that such written factual information (other than customary exceptions) to the extent provided by the Company Entities does not contain a material misstatement or omission that would make the statements contained therein materially misleading in light of the circumstances under which they are made;

(vii) assisting with Parent’s preparation of (and using commercially reasonable efforts to cause the independent auditors of the Company to assist with Parent’s preparation of) pro forma financial statements for Parent in compliance with Article 11 of Regulation S-X under the Securities Act (provided, that (A) Parent shall be responsible for the preparation of such pro forma financial statements and any pro forma adjustments giving effect to the transactions contemplated herein and (B) the Company’s assistance shall relate solely to the financial information and data derived from the Company’s historical books and records);

(viii) using commercially reasonable efforts to cause the independent auditors of the Company to provide reasonable and customary assistance and cooperation in connection with the Debt Financing, including using commercially reasonable efforts to cause such independent auditors to provide consents to the use of their audit reports and deliver customary “comfort letters” (which shall provide customary “negative assurance” and change period comfort) for a Rule 144A placement of securities (and to provide drafts of such comfort letters in advance of the commencement of the marketing of the Committed Debt Financing) with respect to financial information contained in the offering materials relating to the Committed Debt Financing (and using commercially reasonable efforts to provide customary representations to such independent auditors in connection with the foregoing);

(ix) assisting Parent in procuring public corporate ratings and corporate family ratings and public ratings of the facilities and securities contemplated by the Committed Debt Financing;

(x) cooperating with the Debt Financing Sources’ due diligence in connection with the Debt Financing, to the extent customary and reasonable;

(xi) providing, at least three (3) Business Days prior to the Closing Date, all documentation and other information as is required by applicable “know your customer”, beneficial ownership and anti-money laundering rules and regulations including the USA PATRIOT Act to the extent requested at least eight (8) Business Days prior to the Closing Date;

(xii) the Company shall reasonably cooperate to effect the prepayment, redemption, termination or satisfaction and discharge of the Secured Indenture (and, if Parent notifies the Company that it is so electing, the Unsecured Indenture, including by delivering or facilitating the delivery of notices of redemption for the notes issued pursuant to the applicable Indenture in accordance with the terms of such Indenture (and related officer’s certificates) and facilitating and effecting on the Closing Date the satisfaction and discharge of the applicable Indenture and the release of guarantees and, if applicable, liens thereunder in accordance with the terms thereof; provided that (x) any notice of redemption given prior to the Closing Date shall be conditioned on the Closing and (y) nothing shall require the Company or any of its Subsidiaries to pay or deposit any amounts necessary for the Company to redeem the notes issued under the Indentures; and

(xiii) cooperating with, and taking all actions reasonably requested by, Parent in order to facilitate the termination and payoff of the Credit Facility and the release of Liens thereunder, to be effective no earlier than the Closing Date;

provided that such requested cooperation does not unreasonably interfere with the ongoing operations of the Company Entities and (a) the Company Entities shall not be required to incur any liability or pay any fee or expense in connection with the Debt Financing prior to the Closing, (b) the pre-Closing board of directors of any Company Entity shall not be required to adopt resolutions approving the agreements, documents and instruments pursuant to which the Debt Financing is obtained or incur any personal liability, (c) the Company Entities shall not be required to execute prior to the Closing any definitive financing documents that will be effective prior to Closing, including any credit or other agreements, pledge or security documents, or other certificates, legal opinions or documents in connection with the Debt Financing, other than pursuant to clause (a)(vi), (a)(xi) or (a)(xii) above, (d) the Company Entities shall not be required to take any corporate actions that will be effective prior to the Closing to permit the consummation of the Debt Financing, (e) the Company Entities shall not be required to provide cooperation that Sellers reasonably believe would violate any Company Material Contract, any Law, or violate the Company Entities’ Organizational Documents and (f) the Company Entities and their respective Representatives shall not be required to prepare or provide any Excluded Information. The Company Entities hereby consent to the use of the Company Entities’ logos in connection with the Debt Financing; provided, however, that such logos are used solely in a manner that is not intended to, or reasonably likely to, harm, disparage or otherwise adversely affect the Company Entities or the reputation or goodwill of the Company Entities. Parent and Merger Sub shall indemnify, defend and hold harmless the Representatives and the pre-Closing directors and officers of the Company Entities from and against any liability or obligation to providers of the Debt Financing in connection with any cooperation pursuant to Section 6.17(b), except to the extent such liability or obligation is determined by a court of competent jurisdiction in a final non-appealable judgment to result from (i) information related to the Company Entities provided by or on behalf of the Company Entities specifically for use in connection with the Debt Financing, (ii) the willful misconduct, gross negligence or bad faith of the Company Entities or, in each case, their respective officers, directors employees, accountants, consultants, legal counsel, agents or other representatives or (iii) the material breach of this Agreement by the Company Entities and/or any of their Affiliates. Parent shall promptly upon the Company’s request reimburse the Company for all reasonable out-of-pocket and documented costs and expenses (including fees and disbursements of outside counsel) incurred by the Company Entities in connection with such cooperation pursuant to Section 6.17(b). All non-public or otherwise confidential information regarding Sellers or the Company Entities obtained by Parent pursuant to this Section 6.17(b) shall be kept confidential in accordance with the terms of the applicable Confidentiality Agreement; provided, that Parent shall be permitted to disclose such information to the Debt Financing Sources, rating agencies and prospective lenders and investors of the Debt Financing or any permitted replacement, amendment, modification thereto, in each case, solely in connection with the Debt Financing.

(c) The Company (i) hereby consents to the inclusion of the Company Financial Statements, the Interim Company Financial Statements and the Required Information, as applicable, prior to the Closing in (A) any registration statement filed by Parent in connection with an offering or exchange of securities on Form S-1, Form S-3 or Form S-4 (or any successor forms) under the Securities Act in compliance with the requirements of Regulation S-X and Regulation S-K, as applicable, (B) the Proxy Statement, any Form 8-K or other Exchange Act filing and (C) any prospectuses, private placement memoranda, lender and investor presentations, offering documents, bank information memoranda, rating agency presentations and similar documents customarily used in connection with the Committed Debt Financing, including, any customary “offering memoranda” in connection with a debt securities offering, whether public or private and (ii) agrees to use reasonable best efforts to cause its independent auditors to provide any consents to the use of their audit reports in any registration statement or Exchange Act filing by Parent.

(d) The Company Entities shall, and shall use reasonable best efforts to cause their respective officers, directors, employees and representatives to, cooperate with Parent and/or any of its Subsidiaries in connection with such party’s negotiation of new receivables financing arrangements to finance assets or the amendment of existing receivable financings with existing or new lenders on behalf of the Company and its Subsidiaries (“Warehouse Financing””) as may be reasonably requested by Parent and/or any of its Subsidiaries, including:

(i) assisting in the preparation of term sheets and commitment letters;

(ii) permitting Parent and/or any of its Subsidiaries to offer exclusivity for securitization underwriting to one or more prospective lenders, effective upon the Closing Date;

(iii) making one or more senior representatives having knowledge of the Warehouse Financings available to engage in discussions with Parent and/or any of its Subsidiaries and such lenders, subject to reasonable advance notice of related meetings or calls, presentations, road shows, drafting sessions, due diligence sessions (including using commercially reasonable efforts to cause its independent auditors to participate therein) and sessions with ratings agencies, in each case, at reasonable times and with reasonable notice in connection with the Warehouse Financing;

(iv) promptly providing Parent and/or any of its Subsidiaries with any requested information and or materials (including information and or materials necessary to comply with “know your customer”, beneficial ownership and anti-money laundering rules and regulations, including the USA PATRIOT Act) that Parent or such Subsidiary deems reasonably necessary or desirable to negotiate such Warehouse Financing;

(v) executing and delivering customary closing deliverables, including officers certificates and resolutions and assumptions of performance guarantees, assisting Parent and/or any of its Subsidiaries to obtain related amendments, waivers, consents and approvals and any other deliverables relating thereto, including but not limited to legal opinions and back-up legal officers’ certificates, as may be reasonably requested by Parent and/or any of its Subsidiaries and as may be necessary and customary in connection with the Warehouse Financing;

(vi) promptly providing Parent and/or any of its Subsidiaries with any requested information and or materials that Parent deems reasonably necessary or desirable to negotiate such Warehouse Financing (including historical pool performance related information, monthly reports, sample collateral pools and related financial models); and

(vii) cooperating with all other reasonable requests of Parent and/or any of its Subsidiaries related to any of the foregoing.

Notwithstanding the foregoing, the Company Entities acknowledge and agree that this Section 6.17(d) is in addition to, and not in lieu of, its obligations under Section 6.17(f). In connection with any HGV Securitization Transaction, the Company Entities shall provide cooperation and assistance as may be reasonably requested by Parent and/or its Subsidiaries to facilitate such transaction, including with respect to disclosure in offering materials of the terms of this Agreement and the transactions contemplated hereby, anticipated servicing and other arrangements relating to the Company Entities and other matters in scope similar to that provided by Parent and/or its Subsidiaries to the Company Entities under clauses (i) – (iv) of Section 6.17(e) and Company shall have a reasonable opportunity to review and comment upon any disclosures relating to the terms of the Agreement and the transactions contemplated hereby in accordance with the terms of Section 6.8 and such disclosures shall not include any Confidential Information. Parent shall promptly upon the Company’s request reimburse the Company, or cause it to be reimbursed, for all reasonable out-of-pocket and documented costs and expenses (including fees and disbursements of outside counsel) incurred by the Company Entities in connection with such cooperation pursuant to this Section 6.17(d).

(e) Parent shall, and shall use reasonable best efforts to, and shall cause any of its Subsidiaries to, and to use reasonable best efforts to, cause their respective officers, directors, employees and representatives to, cooperate with the Company Entities in connection with the Company Entities’ negotiation of the amendments contemplated by the Warehouse Commitment Letters and any other amendments to or consents under the Company Warehouse Agreements necessary to satisfy the conditions set forth in Section 7.3(e), provided, that, in each case, Parent and any such Subsidiaries shall have received drafts of such documents reasonably in advance of execution (the “Warehouse Amendments”) (in each case, the effectiveness of which shall be deemed effective substantially concurrent with (and no later than the occurrence of) the Merger) with existing lenders on behalf of the Company Entities (“Company Warehouse Financing”) as may be reasonably requested by the Company Entities, including:

(i) making one or more senior representatives having knowledge of the warehouse financings available to engage in discussions with the Company Entities and such lenders, subject to reasonable advance notice of related meetings or calls, presentations, road shows, drafting sessions, due diligence sessions (including using commercially reasonable efforts to cause its independent auditors to participate therein) and sessions with ratings agencies, in each case, at reasonable times and with reasonable notice in connection with the Company Warehouse Financing;

(ii) executing and delivering customary closing deliverables, including officers certificates and resolutions and assumptions of performance guarantees, assisting the Company Entities by providing any information reasonably requested and necessary to enter into the Warehouse Amendments, including but not limited to corporate governance documents, and back-up legal officers’ certificates, as may be reasonably requested by Company Entities and as may be necessary and customary in connection with the Company Warehouse Financing;

(iii) promptly providing the Company Entities with any requested information and or materials (including information and or materials necessary to comply with “know your customer”, beneficial ownership and anti-money laundering rules and regulations, including the USA PATRIOT Act) that the Company Entities deem reasonably necessary or desirable to negotiate such Company Warehouse Financing; and

(iv) cooperating with all other reasonable requests of the Company Entities related to any of the foregoing.

(f) Permitted Securitization and Warehouse Activity. After the date of this Agreement and prior to the Closing Date, subject to the terms of this Agreement, the Company shall be permitted to take any and all actions necessary in the ordinary course of business and consistent with past practice to execute each Permitted Securitization and Warehouse Activity; provided that, with respect to the Company 2021 Securitization Transaction, such transaction shall be effected in accordance with commercially reasonable terms (as determined by the Company in good faith) under the market conditions at the time of issuance; provided, further that, (i) if such securitization cannot be effected on reasonable terms (as determined by the Company, in its sole discretion) or (ii) the aggregate amount of the issuance exceeds $350,000,000 (net of any required deposit of proceeds into a prefunding account), the Company shall consult with Parent or any applicable Subsidiary of Parent prior to pricing and consider in good faith Parent’s and such Subsidiary’s advice with respect to such negotiations and proceedings. In connection with the Company 2021

Securitization Transaction, Parent and the other Parent Entities shall provide cooperation and assistance as may be reasonably requested by the Company Entities to facilitate such transaction, including with respect to disclosure in offering materials of the terms of this Agreement and the transactions contemplated hereby, anticipated servicing and other arrangements relating to Parent and the other Parent Entiites and other matters in scope similar to that provided under clauses (i) – (iv) of Section 6.17(e) and Parent shall have a reasonable opportunity to review and comment upon any disclosures relating to the terms of the Agreement and the transactions contemplated hereby in accordance with the terms of Section 6.8 and such disclosures shall not include any Confidential Information. In connection with any Permitted Securitization and Warehouse Activity, the Company shall promptly upon Parent’s request reimburse the Parent Entities for all reasonable out-of-pocket and documented costs and expenses (including fees and disbursements of outside counsel) incurred by any Parent Entities in connection with such cooperation pursuant to Section 6.17(e) and (f).

Section 6.18. R&W Insurance Policy. Parent shall obtain a representations and warranties insurance policy (the “R&W Policy”) in connection with the transactions contemplated hereby, such policy to bound contemporaneously with the execution of this Agreement. Parent, on the one hand, and the Sellers and the Company, on the other hand, shall each bear one-half of the costs, fees and expenses of the R&W Policy (including any underwriting fee, brokers’ fee or premium payable in connection therewith).

Section 6.19. Certain Tax Matters.

(a) Straddle Period Taxes. In the case of any Straddle Period, the amount of any Taxes of the Company Entities based upon or measured by net income or gain which relate to the Pre-Locked Box Tax Period will be determined based on an interim closing of the books as of the close of business on the Locked Box Date (and for such purpose, the taxable period of any “controlled foreign corporation” (within the meaning of Section 957 of the Code), “passive foreign investment company” (within the meaning of Section 1297 of the Code), or partnership or other pass-through entity in which the Company or any of its Subsidiaries holds a beneficial interest will be deemed to terminate at such time); provided that exemptions, allowances or deductions that are calculated on an annual basis (including, but not limited to, depreciation and amortization deductions) shall be allocated between the portion of the Straddle Period ending on the Locked Box Date, on the one hand, and the portion of the Straddle Period beginning after the Locked Box Date, on the other hand, in proportion to the number of days in such Straddle Period included in the portion ending on the Locked Box Date and the number of days in such Straddle Period included in the portion beginning after the Locked Box Date. The amount of Taxes of the Company Entities other than Taxes based upon or measured by net income or gain for a Straddle Period which relate to the Pre-Locked Box Tax Period will be deemed to be the amount of such Tax for the entire taxable period multiplied by a fraction, the numerator of which is the number of days in the portion of the taxable period ending on the Locked Box Date and the denominator of which is the number of days in such Straddle Period.

(b) Transfer Tax. Notwithstanding anything to the contrary contained herein, all Transfer Taxes incurred in connection with the transactions contemplated by this Agreement shall be paid fifty percent (50%) by the Sellers and fifty percent (50%) by Parent. Parent shall file all necessary Tax Returns with respect to all such Taxes, and, if required by applicable Law, the other parties hereto will join in the execution of any such Tax Returns, and any reasonable expenses incurred in connection with filing such Tax Returns shall be borne and paid fifty percent (50%) by the Sellers and fifty percent (50%) by Parent.

(c) Plan of Reorganization. The Company, Parent, and Merger Sub hereby adopt this Agreement as a “plan of reorganization” within the meaning of Treasury Regulation Sections 1.368-2(g) and 1.368-3(a).

(d) Intended Tax Treatment. Parent, Merger Sub and the Company intend that the Merger shall qualify as a “reorganization” within the meaning of Section 368(a) of the Code. None of the parties or their respective Affiliates shall knowingly take or cause to be taken any action that would reasonably be expected to prevent qualification for such treatment. Each party shall, unless otherwise required by a final determination within the meaning of Section 1313(a) of the Code (or any similar state, local or non-U.S. final determination) or a change in applicable Law, or based on a change in the facts and circumstances underlying the transactions contemplated by this Agreement from the terms described in this Agreement, cause all Tax Returns to be filed on a basis of treating the Merger as a “reorganization” within the meaning of Section 368(a) of the Code. Parent and the Company shall execute and deliver officer’s certificates containing customary representations at such time or times as may be reasonably requested by counsel to Parent and/or counsel to the Company in connection with the delivery of any opinion by such counsel with respect to the tax treatment of the transactions contemplated by this Agreement and any Ancillary Agreement, including in connection with the filing of the Proxy Statement.

(e) Tax Proceedings; Cooperation. Parent shall notify the Seller Representative within ten (10) Business Days of receiving notice from a Taxing Authority of a deficiency, audit, examination, claim, litigation or other administrative or court proceeding, suit or dispute with respect to Taxes relating to a Pre-Locked Box Tax Period with respect to the Company Entities (a “Tax Proceeding”); provided that any delay or failure to provide such notice shall not limit the obligations of the Sellers pursuant to this Agreement except to the extent any of the Sellers are actually and materially prejudiced by such delay or failure. Such notice shall contain, with respect to each Tax Proceeding, such material facts and information as are then reasonably available, including any material written correspondence from or to the relevant Taxing Authority. In the case of a Tax Proceeding with respect to Taxes for which the Sellers are reasonably expected to have an indemnification obligation under Section 8.2(e), Parent and the Seller Representative shall jointly control and participate in any such Tax Proceeding and shall keep each other reasonably informed of the status of any such Tax Proceeding; provided, that, neither Parent nor the Seller Representative shall compromise or settle any such dispute without first obtaining the prior written consent of the Seller Representative or Parent, as applicable, which consent shall not be unreasonably withheld, conditioned or delayed. The rights of the Sellers with respect to any Tax Proceeding shall be subject to any rights of the insurer with respect to such Tax Proceeding pursuant to the R&W Policy, unless the Seller Representative agrees that the Sellers will be fully liable for any Losses resulting from such Tax Proceeding, notwithstanding any portion of this Section 6.19(e) to the contrary. Parent, the Company Entities and each of their respective Affiliates, on the one hand, and the Seller Representative, on the other hand, shall cooperate with respect to any Tax Proceeding, other Tax claim, and the filing of Tax Returns (including related to the Accounting Method Change), which cooperation shall include the retention and, upon request, the provision to the requesting party of records and information which are reasonably relevant to such Tax Proceeding, Tax claim or Tax Return, and making employees available on a mutually convenient basis to provide additional information or explanation of any material provided hereunder or to testify at proceedings relating to such Tax Proceeding, Tax claim or Tax Return to the extent reasonably required. Parent and the Seller Representative shall execute and deliver such powers of attorney and other documents as are reasonably necessary to carry out the intent of this Section 6.19(e). The provisions of this Section 6.19(e), and not Section 8.4(b), shall govern the procedures between Parent and the Sellers relating to any Tax Proceeding. Notwithstanding the forgoing, the control of the Accounting Method Change shall be governed by Section 6.19(i).

(f) Tax Returns. Parent shall prepare or cause to be prepared, and file, or cause to be filed, all Tax Returns for the Company and each Company Entity for all Pre-Locked Box Tax Periods that are due after the Closing Date. All such Tax Returns shall be prepared in accordance with existing procedures, practices, and accounting methods of the Company and each Company Entity, unless otherwise required by applicable Law; provided that Parent may at its election take on any such Tax Return a Tax position inconsistent with existing procedures, practices and accounting methods, but if Parent makes such election, it shall not be entitled to make an indemnification claim for any incremental Taxes resulting from such Tax position pursuant to Section 8.2(e). Each such Tax Return shall be submitted to the Seller Representative, for the Seller Representative’s review and comment (i) in the case of any income Tax Return, at least thirty (30) days prior to the due date of such income Tax Return (taking into account extensions) and (ii) in the case of any other material Tax Return, as soon as reasonably practicable prior to the due date of such Tax Return (taking into account extensions). If the Seller Representative disputes any item on any such Tax Return, it shall notify Parent of such disputed item (or items) and the basis for their objection within ten (10) days of their receipt of such Tax Return and Parent shall consider any reasonable comments of the Seller Representative in good faith. Parent shall not, and shall not permit any of its Affiliates (including the Company and the Company Entities) to, take any action outside the ordinary course of business on the Closing Date after the Closing. The parties hereto agree that any deductions for U.S. federal income Tax purposes attributable to the Transaction Expenses (without taking into account the penultimate sentence of the “Transaction Expenses” definition) or Option Consideration (without taking into account clause (iii) of the “Option Consideration” definition) shall be attributable to the taxable period (or portion thereof) ending on the Closing Date to the fullest extent permitted by applicable Law.

(g) Pre-Closing Restructuring. Notwithstanding anything to the contrary in this Agreement, prior to Closing, the Company and Sellers shall, and shall cause the Company Entities to, take all actions and do all things necessary, proper or advisable under Law to effect the transactions set forth on Schedule 6.19(g) in all material respects in the manner set forth therein. At least ten (10) Business Days prior to the Closing, the Company shall provide Parent with all agreements, resolutions, consents and other written actions as may be required to effectuate the transactions set forth on Schedule 6.19(g) for Parent’s reasonable review and comment and shall revise such agreements, resolutions and other written actions in accordance with any reasonable comments that Parent provides with respect thereto.

(h) Tax Refunds. The Sellers shall be entitled to all refunds (or any credits in lieu thereof), if any, along with any interest paid or credited with respect thereto, that are received by Parent, any of the Company Entities, or any of their respective Affiliates following the Closing and that are attributable to Taxes paid by the Company Entities with respect to any Pre-Locked Box Tax Period, in each case, other than (i) refunds or credits included in the Locked Box Balance Sheet or taken into account in the final determination of Indebtedness, (ii) Transfer Taxes borne by Parent pursuant to Section 6.19(b), or (iii) any refund or credit resulting from a carry back of a Tax attribute attributable to a taxable period (or portion thereof) beginning after the Locked Box Date. If Parent, any of the Company Entities, or any of their respective Affiliates receives such a Tax refund (or a credit in lieu thereof), it will deliver the same, net of any Taxes or reasonable and documented out-of-pocket expenses incurred by Parent, the Company Entities, or any of their respective Affiliates with respect to such refund (or credit in lieu thereof), to the Seller Representative (on behalf of the Sellers) within a reasonable period of time after receipt thereof, but in no event shall be required to make such payments on more than two occasions in any taxable year. Nothing in this Section 6.19(h) shall require Parent, the Company, any Company Entity or any of their respective Affiliates thereof to make any payment with respect to any Tax refund (and such refund shall be for the benefit of Parent) that is with respect to any refund resulting from the payment of Taxes made on or after the Locked Box Date to the extent the Sellers have not borne such Tax or otherwise have not indemnified Parent for such Taxes. Parent, the Company Entities and any of their respective Affiliates shall have the right to withhold and set-off against any amounts due to the Sellers under this Section 6.19(h) an amount equal to the amount of any claim for indemnification for which the Sellers may be liable pursuant to Section 8.2(e) that has not been finally resolved or to the extent any such claim has not been paid in full; provided, that, Parent, the Company Entities and their respective Affiliates, as applicable, shall promptly deliver to the Seller Representative (on behalf of the Sellers) any such amounts withheld to the extent it is ultimately determined that the Sellers are not liable under Section 8.2(e) for such amounts withheld.

(i) Control over Accounting Methods Change. Following the date hereof and prior to the Closing, the Company shall control the Accounting Method Change; provided that the Company shall (i) consult in good faith with Parent with respect to the Accounting Method Change and not take any material action with respect to the Accounting Method Change without the prior written consent of Parent, such consent not to be unreasonably withheld, conditioned or delayed and (ii) keep Parent reasonably informed of the progress of the Accounting Method Change, including by promptly providing Parent and its Affiliates with copies of all correspondence with the IRS and material third-party correspondence relating to such application. Following the Closing, Parent shall be entitled to control the Accounting Method Change and none of the Sellers shall have any rights with respect thereto.

(j) Limitation on Actions. Without the prior written consent of the Seller Representative (such consent not to be unreasonably withheld, conditioned, or delayed), and except to the extent required by applicable Law, Parent will not, and will not permit any of its Affiliates (including, after the Closing, the Company and the Company Entities) to, initiate, pursue or enter into any voluntary disclosure programs, voluntary compliance programs, or other similar programs or agreements with the relevant Governmental Authority with respect to any Pre-Locked Box Tax Period, in each case, if it can be reasonably expected that such action could result in an indemnification obligation under Section 8.2(e); provided, however, that Parent may at its election take any such action, but if Parent makes such election, it shall not be entitled to make an indemnification claim for any incremental Taxes resulting from such action pursuant to Section 8.2(e). For the avoidance of doubt, the provisions of this Section 6.19(j) shall in no way limit

Parent’s rights pursuant to Section 6.19(i) related to the Accounting Method Change. Notwithstanding anything in this Agreement to the contrary (including Section 6.19(f) and this Section 6.19(j)), Parent and its Affiliates (including, after the Closing, the Company and the Company Entities) shall be permitted to file a Tax Return inconsistent with existing procedures, policies and practices of the Company and the other Company Entities (including filing in a jurisdiction where a Company Entity has not previously filed) or take any action described in this Section 6.19(j), in each case with respect to any taxable period (or portion thereof) beginning after the Locked Box Date, and no such action shall impact any right of Parent to be indemnified for Taxes attributable to Pre-Locked Box Tax Periods pursuant to Section 8.2(e).

(k) Reverence Pre-Closing Reorganization. Prior to the Closing, each of RCP Investor 1, RCP Investor 3, RCP Investor 5 and RCP Investor 6 shall use reasonable best efforts to transfer all of its Company Shares to one or more entities that shall deliver or cause to be delivered to Parent a valid and duly executed IRS Form W-9 pursuant to Section 2.1(b)(iv).

Section 6.20. Employee Matters.

(a) Unless otherwise agreed between any Continuing Employee and Parent and subject to the terms of any collective bargaining agreement which covers any Continuing Employee, Parent shall, or shall cause the Company or one of its Subsidiaries to, provide (i) from and after the Closing Date until the first anniversary thereof (or earlier cessation of employment, as applicable), a base salary or base wages to each Continuing Employee at a rate that is no less than the annual rate of the base salary or base wages that was provided to such Continuing Employee immediately prior to the Closing; (ii) from and after the Closing Date until December 31 of the year in which the Closing occurs (or earlier cessation of employment, as applicable), target annual cash bonus opportunity to each Continuing Employee that is no less than the target annual cash bonus opportunity that was provided to such Continuing Employee immediately prior to the Closing and (iii) from and after the Closing Date until the first anniversary thereof (or earlier cessation of employment, as applicable), other employee benefits (but excluding any change of control, sale, retention or similar bonus arrangements, long-term incentive cash bonus opportunity or equity or equity-linked compensation) that are substantially similar, in the aggregate, to, in Parent’s sole discretion, either (x) the other employee benefits (but excluding any change of control, sale, retention or similar bonus arrangements, long-term incentive cash bonus opportunity or equity or equity-linked compensation) provided to employees of the Company or any of its Subsidiaries immediately prior to the Closing Date or (y) the other employee benefits (but excluding any change of control, sale, retention or similar bonus arrangements, long-term incentive cash bonus opportunity or equity or equity-linked compensation) provided to similarly-situated employees of Parent and its Subsidiaries (excluding any such benefits that similarly-situated employees of Parents and its Subsidiaries become entitled to as a result of the transactions contemplated by this Agreement or any Ancillary Agreement). Nothing in this Agreement shall preclude Parent, the Surviving Company or any of its Subsidiaries from terminating the employment of any employee at any time on or after the Closing or require any payment of compensation or provision of benefits to such person thereafter.

(b) From and after the Closing Date, Parent shall cause the service of each Continuing Employee prior to the Closing Date to be taken into account for all purposes, including of participation, eligibility, vesting, level of benefits and benefit accrual (but not for benefit accruals under any defined benefit pension plan or for purposes of qualifying for subsidized early retirement benefits), as applicable, under all employee benefit plans, programs, policies and arrangements of Parent and its Subsidiaries (including the Company and each of its Subsidiaries) (it being understood that, for the avoidance of doubt, such service credit shall not entitle any Continuing Employee to benefits under any frozen employee benefit plans, programs, policies or arrangements of Parent and its Subsidiaries (including the Company and each of its Subsidiaries)), to the same extent as such service was taken into account under corresponding plans of the Company and its Subsidiaries for such purposes; provided that such crediting of service need only be taken into account to the same extent and for the same purposes as such service was taken into account under the corresponding benefit plan and shall not (i) result, or require any action that would result, in the duplication of any benefits or (ii) be provided for any newly-established employee benefit plan sponsored or maintained by Parent or any of its Affiliates for which similarly-situated employees of Parent and its Affiliates do not receive past service credit. Without limiting the foregoing, Parent shall waive, and shall use commercially reasonable efforts to cause any third-party insurer to waive, any pre-existing condition or limitation for each Continuing Employee under any health or welfare plan of Parent or its Subsidiaries (including the Company and each of its Subsidiaries) for any condition for which such Continuing Employee would have been entitled to coverage under the corresponding plan of the Company and each of its Subsidiaries in which such Continuing Employee participated immediately prior to the Closing Date.

(c) If requested by Parent in a written notice delivered to the Company not less than ten (10) Business Days before the Closing Date, the Company shall cause the board of directors (or the appropriate committee thereof) of the Company or its Subsidiary to adopt resolutions and take such corporate actions as are necessary to terminate the Diamond Resorts 401(k) Savings Plan (the “Company 401(k) Plan”), effective as of immediately prior to the Closing Date. If the Company 401(k) Plan shall be terminated as set forth in the immediately preceding sentence, at least three (3) Business Days prior to the Closing Date, the Company shall deliver to Parent (i) executed resolutions of the Company Board (or the appropriate committee thereof) authorizing the termination of the Company 401(k) Plan effective as of immediately prior to the Closing, contingent upon the occurrence of the Closing and (ii) an executed copy of the amendment made to the Company 401(k) Plan in connection with such termination of the Company 401(k) Plan. Prior to the execution of any required resolutions or amendments in connection with the foregoing sentence, the Company shall provide drafts of such resolutions and amendments for Parent’s reasonable review and comment. In the event that the Company 401(k) Plan is terminated as set forth in this Section 6.20(c) with respect to each Continuing Employee who participated in the Company 401(k) Plan, Parent shall use commercially reasonable efforts to (i) cause a Parent Plan that includes a cash or deferred arrangement qualified under Section 401(k) of the Code (the “Parent 401(k) Plan”) to permit and accept rollover contributions of the account balances of such Continuing Employee and (ii) cause the Parent 401(k) Plan to permit and accept as rollover contributions a maximum of two (2) outstanding loan notes made by such Continuing Employee that are held as assets of the Company 401(k) Plan immediately prior to the Closing, and if the Parent 401(k) Plan permits and accepts as a rollover contribution such loan notes, Parent shall use commercially reasonable efforts to permit the Continuing Employee who made such loan note to continue to repay the underlying loan in accordance with its terms in effect immediately prior to the Closing.

(d) Before the Effective Time, the Company shall use commercially reasonable efforts to seek, prior to the initiation of the approval by the Company Stockholders described in the next sentence, from each Person to whom any payment or benefit is required or proposed to be made that could constitute “parachute payments” under Section 280G(b)(2) of the Code, a written agreement waiving such Person’s right to receive some or all of such payment or benefit (such amounts, the “Waived Benefits”), to the extent necessary so that all remaining payments and benefits applicable to such Person shall not be deemed a parachute payment, and accepting in substitution for the Waived Benefits, the right to receive the Waived Benefits only if approved by the Company Stockholders in a manner that complies with Section 280G(b)(5) of the Code (the “280G Stockholder Vote”). Before the Effective Time, with respect to each “disqualified individual” (as defined in Section 280G(c) of the Code) (each, a “Disqualified Individual”) from which the Company has obtained any necessary waivers and consents, the Company will take all necessary actions to submit for approval by the Company Stockholders, in a manner that satisfies Section 280G(b)(5) of the Code, the right of each such Disqualified Individual to receive or retain, as applicable, that portion of any payments and benefits (whether in cash or property or the vesting of property) that, together with any other payments and benefits the applicable Disqualified Individual may become entitled to receive that may be considered “parachute payments” under Section 280G(b)(2) of the Code (“Section 280G Payments”), exceeds 299% of such Disqualified Individual’s “base amount” (as defined in Section 280G(b)(3) of the Code) such that the deduction of such Section 280G Payments will not be limited by the application of Section 280G(a) of the Code. The Company shall make available to Parent, prior to submission to the Company Stockholders, copies of all documents prepared by the Company in connection with this Section 6.20(d) for its review and comment and shall consider in good faith any reasonable comments thereon. Prior to the Closing, the Company shall deliver to Parent and its counsel evidence that an effective 280G Stockholder Vote was solicited and that either (i) the requisite number of Company Stockholder votes was obtained and the Waived Benefits shall be made or (ii) the requisite number of Company Stockholder votes was not obtained and no Waived Benefits shall be made.

(e) Notwithstanding anything to the contrary herein and without limiting the generality of Section 10.7, nothing contained in this Section 6.20, whether express or implied, shall confer upon any Person or any current or former employee, officer, director or independent service provider of the Company, any of its Subsidiaries or Affiliates, any entitlement, rights or remedies (including any right to benefits, compensation, employment or continued employment for any specified period), of any nature or kind whatsoever under or by reason of this Section 6.20 and no current or former employee, officer, director or consultant of the Company, any of its Subsidiaries or Affiliates shall be deemed a third-party beneficiary of this Section 6.20. No provision of this Section 6.20 is intended to modify, amend or create an Employee Plan or any other employee benefit plan of the Company, any of its Subsidiaries or Parent or prohibit Parent, the Surviving Company or their respective Affiliates and Subsidiaries from amending, modifying or terminating any such plan or obligate Parent, the Company or any of its Subsidiaries or any of their respective Affiliates’ to maintain any particular compensation or benefit plan, program, policy or arrangement or create any obligations of the parties with respect to any Employee Plan or other employee benefit plan of Parent or the Company or their respective Subsidiaries.

Section 6.21. Shareholder Litigation. Parent shall (a) promptly advise the Seller Representative and the Company of any stockholder demands, litigations, arbitrations or any other similar Action (including derivative claims) commenced after the Agreement Date against Parent or any of its officers or directors (in their capacities as such) relating to this Agreement, the Merger or the other transactions contemplated hereby (each, a “Parent Shareholder Litigation”) and (b) keep the Seller Representative and the Company reasonably informed regarding any such Parent Shareholder Litigation, including, by promptly providing the Seller Representative and the Company with copies of all proceedings and material third-party correspondence relating to such Parent Shareholder Litigation. The Seller Representative and the Company shall (a) promptly advise Parent of any stockholder demands, litigations, arbitrations or any other similar Action (including derivative claims) commenced after the Agreement Date against the Company or any of its officers or directors (in their capacities as such) relating to this Agreement, the Merger or the other transactions contemplated hereby (each, a “Company Shareholder Litigation”) and (b) keep Parent reasonably informed regarding any such Company Shareholder Litigation, including, by providing Parent with copies of all proceedings and material third-party correspondence relating to such Company Shareholder Litigation; provided that Parent shall have the right to control and direct the defense and settlement of any such Company Shareholder Litigation and the Sellers and the Company shall not cease to defend, settle or compromise or agree to settle or compromise any Company Shareholder Litigation without the prior written consent of Parent.

Section 6.22. Section 16 Matters. Prior to the Effective Time, Parent and the Company shall take all such steps in accordance with the procedures set forth in Rule 16b-3 promulgated under the Exchange Act and interpretive guidance of the SEC to cause acquisitions of Parent Common Shares (including derivative securities with respect to Parent Common Shares) resulting from the transactions contemplated by this Agreement by each individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to Parent or will become subject to such reporting requirements with respect to Parent as a result of the transactions contemplated hereby, to be exempt under Rule 16b-3 promulgated under the Exchange Act.

ARTICLE VII

CONDITIONS TO CLOSING

Section 7.1. General Conditions. The respective obligations of Parent, the Company and each Seller to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment, at or prior to the Closing, of each of the following conditions, any of which may, to the extent permitted by applicable Law, be waived in writing by any such party in its sole discretion (provided, that such waiver shall only be effective as to the obligations of such party):

(a) No Governmental Authority shall have enacted, issued, promulgated, enforced or entered any Law (whether temporary, preliminary or permanent), that is then in effect and that enjoins, restrains, makes illegal or otherwise prohibits the consummation of the transactions contemplated by this Agreement.

(b) Any waiting period (and any extension thereof) under the HSR Act applicable to the transactions contemplated by this Agreement and the Ancillary Agreements shall have expired or shall have been terminated. All other consents of, or registrations, declarations or filings with, any Governmental Authority set forth on Schedule 7.1(b) for the consummation of the transactions contemplated by this Agreement shall have been obtained or filed.

(c) The Parent Stockholder Approval shall have been obtained.

(d) The Parent Common Shares included in the Merger Consideration shall have been approved for listing on NYSE, subject only to official notice of issuance.

Section 7.2. Conditions to Obligations of the Sellers and the Company. The obligations of each Seller and the Company to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment, at or prior to the Closing, of each of the following conditions, any of which may be waived in writing by each of the Sellers and the Company in its sole discretion (provided, that such waiver shall only be effective as to the obligations of such party):

(a) The representations and warranties of Parent and Merger Sub contained in this Agreement or any certificate delivered pursuant hereto (other than any Parent Fundamental Representations) shall be true and correct both when made and as of the Closing Date (or in the case of representations and warranties that are made as of a specified date, such representations and warranties shall be true and correct as of such specified date), except where the failure to be so true and correct (without giving effect to any limitation or qualification as to “materiality” (including the word “material”) or “Parent Material Adverse Effect” set forth therein) would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect. The Parent Fundamental Representations (other than Section 5.4) shall be true and correct in all material respects both when made and as of the Closing Date (or in the case of representations and warranties that are made as of a specified date, such representations and warranties shall be true and correct in all material respects as of such specified date). The representations and warranties contained in Section 5.4 shall be true and correct in all respects both when made and as of the Closing Date( or in the case of representations and warranties that are made as of a specified date, such representations and warranties shall be true and correct as of such specified date), except for de minimis inaccuracies. Parent and Merger Sub shall have performed in all material respects all obligations and agreements and complied in all material respects with all covenants required by this Agreement to be performed or complied with by it prior to or at the Closing.

(b) Since the Agreement Date, no Parent Material Adverse Effect shall have occurred and be continuing.

(c) The Seller Representative and the Company shall have received from Parent a certificate certifying that the conditions set forth in Sections 7.2(a) and 7.2(b) have been satisfied, signed by a duly authorized officer thereof.

(d) The Ancillary Agreements shall be in full force and effect and have not been rescinded or repudiated by any party thereto (other than any Seller or the Company).

Section 7.3. Conditions to Obligations of Parent. The obligations of Parent to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment, at or prior to the Closing, of each of the following conditions, any of which may be waived in writing by Parent in its sole discretion:

(a) The representations and warranties of the Company contained in this Agreement or any certificate delivered pursuant hereto (other than any Company Fundamental Representations and the representations and warranties of the Company contained in Section 4.22(e)) shall be true and correct both when made and as of the Closing Date (or in the case of representations and warranties that are made as of a specified date, such representations and warranties shall be true and correct as of such specified date), except where the failure to be so true and correct (without giving effect to any limitation or qualification as to “materiality” (including the word “material”) or “Company Material Adverse Effect” set forth therein) would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company Fundamental Representations (other than Section 4.4) and the representations and warranties of the Company contained in Section 4.22(e) shall be true and correct in all material respects both when made and as of the Closing Date, or in the case of representations and warranties that are made as of a specified date (such representations and warranties shall be true and correct in all material respects as of such specified date). The representations and warranties contained in Section 4.4 shall be true and correct in all respects both when made and as of the Closing Date (or in the case of representations and warranties that are made as of a specified date, such representations and warranties shall be true and correct as of such specified date), except for de minimis inaccuracies. The Sellers and the Company shall have performed in all material respects all obligations and agreements and complied in all material respects with all covenants required by this Agreement to be performed or complied with by it prior to or at the Closing.

(b) Since the Agreement Date, no Company Material Adverse Effect shall have occurred and be continuing.

(c) Parent shall have received from the Company a certificate certifying that the conditions set forth in Sections 7.3(a) and 7.3(b) have been satisfied, signed by a duly authorized officer thereof.

(d) The Ancillary Agreements shall be in full force and effect and have not been rescinded or repudiated by any party thereto (other than Parent or Merger Sub.

(e) The Company Entities shall have satisfied the following conditions:

(i) with respect to the CS Borrower LLC Facility, the Company Entities shall have obtained all necessary consents, approvals, amendments and waivers necessary pursuant to the terms of the agreement dated March 10, 2021 in respect of such facility, such that immediately after giving effect to the transactions contemplated hereby on the Closing Date (including the Merger), no Securitization Default shall occur under the CS Borrower LLC Facility, and such related Warehouse Amendments shall be deemed effective substantially concurrent with (and no later than the occurrence of) the Merger;

(ii) have in effect or have obtained commitments under the Deutsche Bank Warehouse Facility and the CS VFN Facility which commitments in the aggregate shall be no less than the Minimum Warehouse Commitment Amount and the Company Entities shall have obtained pursuant to the terms set forth in the applicable Warehouse Commitment Letter all necessary consents, approvals, amendments and waivers necessary such that immediately after giving effect to the transactions contemplated hereby on the Closing Date (including the Merger), no Securitization Default shall occur under the Deutsche Bank Warehouse Facility and the CS VFN Facility, and such related Warehouse Amendments shall be deemed effective substantially concurrent with (and no later than the occurrence of) the Merger;

(iii) with respect to any other Company Warehouse Facilities that remain outstanding on or after the Closing Date, the Company Entities shall have obtained all necessary consents, approvals, amendments and waivers necessary such that immediately after giving effect to the transactions contemplated hereby on the Closing Date (including the Merger), no Securitization Default shall occur thereunder, provided that, any such consents, approvals, amendments and waivers shall not change any existing right of the borrower parties to terminate early at their option and prepay such facility without penalty, and any related Warehouse Amendments shall be deemed effective substantially concurrent with (and no later than the occurrence of) the Merger; and

(iv) with respect to any Company Warehouse Facilities where the Company Entities have been unable to obtain all necessary consents, approvals, amendments and waivers necessary such that immediately after giving effect to the transactions contemplated hereby on the Closing Date (including the Merger), no Securitization Default shall occur thereunder, the Company Entities with prior notice to Parent, shall have, on or prior to the Closing Date, paid down the outstanding loan balance to zero and terminated all outstanding obligations relating thereto so that each related Securitization Instrument is no longer in full force and effect, and shall provide evidence of such termination as reasonably satisfactory to Parent;

provided, that with respect to this Section 7.3(e), any fees, including amendment fees, bank fees, consent fees, commitment fees or termination fees incurred by or on behalf of the Company or any Company Entity directly related to such consents, approvals, amendments, waivers, commitment increases or termination (collectively, the “Specified Warehouse Fees”) shall be borne fifty percent (50%) by the Sellers and fifty percent (50%) by Parent.

(f) Immediately after giving effect to the transactions contemplated by this Agreement (including the Merger, the assumption of the Unsecured Indenture by HGV Borrower, the payoff of the Funded Indebtedness, and the borrowings under the Committed Debt Financing), there shall be no Indenture Default.

Section 7.4. Frustration of Closing Conditions. No party may rely on the failure of any condition set forth in this Article VII to be satisfied to excuse such party’s obligation to effect the Closing if such failure primarily resulted from such party’s breach of any of its representations, warranties, covenants or agreements in this Agreement.

ARTICLE VIII

INDEMNIFICATION

Section 8.1. Survival of Representations, Warranties and Covenants.

(a) The Company Fundamental Representations and Parent Fundamental Representations contained in this Agreement shall survive the Closing for a period of five years after the Closing Date. All other representations and warranties contained in this Agreement or any certificate delivered pursuant hereto shall not survive the Closing Date. The covenants and agreements of Sellers, the Company and Parent contained in this

Agreement shall survive the Closing for a period of six (6) months after the Closing Date, except for those covenants and agreements that by their terms contemplate performance in whole or in part after the Closing, which shall remain in full force and effect for a period of six (6) months following the date by which such covenant or agreement is required to be performed.

(b) Neither the Company nor Parent shall have any liability whatsoever with respect to any such representations, warranties or covenants unless a claim is made hereunder prior to the expiration of the survival period for such representation, warranty or covenant, in which case such representation, warranty or covenant shall survive as to such claim until such claim has been finally resolved.

Section 8.2. Indemnification by the Sellers. From and after the Closing, the Sellers shall severally (in accordance with their respective Consideration Allocations) but not jointly (provided, that (i) the Apollo Sellers shall, solely as between themselves and the other Sellers that are not Reverence Sellers, be jointly and severally liable for breaches of Company Fundamental Representations that relate to any Seller other than a Reverence Seller, for breaches or nonfulfillment of covenants of any Seller other than a Reverence Seller, and for fraud by any Seller other than a Reverence Seller, with respect to which no Reverence Seller shall have any liability, and (ii) the Reverence Sellers shall, solely as between themselves, be jointly and severally liable for breaches of Company Fundamental Representations that relate to any Reverence Seller, for breaches or nonfulfillment of covenants of any Reverence Seller, and for fraud by any Reverence Seller, with respect to which no other Seller shall have any liability), save, defend, indemnify and hold harmless Parent and its Affiliates (including the Company and its Subsidiaries), officers, directors, employees, agents, successors and assigns (collectively, the “Parent Indemnified Parties”) from and against any and all Losses incurred, sustained or suffered by any of the foregoing as a result of, arising out of or relating to, without duplication:

(a) any breach of any of the Company Fundamental Representations;

(b) any breach of any covenant or agreement of the Sellers contained in this Agreement, or any breach prior to the Closing of any covenant or agreement by the Company contained in this Agreement;

(c) any Leakage or Excluded Liabilities to the extent not deducted from the Merger Consideration;

(d) any Appraisal Shares, and any claim made by any Seller for appraisal; and

(e) (i) any Taxes imposed on the Company or any of its Subsidiaries attributable to a Pre-Locked Box Tax Period, (ii) any Taxes resulting from or attributable to the termination of any intercompany arrangements pursuant to Section 6.5, (iii) any Taxes imposed on any of the pre-Closing transactions enumerated on Schedule 6.19(g) and (iv) any amounts for which Sellers are liable pursuant to Section 6.19(b); provided, that, notwithstanding anything in this Agreement to the contrary, the Sellers shall not have any indemnification obligation under this Section 8.2(e) to the extent that such Taxes (1) were included in the computation of the Closing Adjustment Amount, (2) were included on the Locked Box Balance Sheet, (3) constitute deferred Tax liabilities or

(4) are attributable to the Accounting Method Change; provided, further, with respect to the foregoing clause (e)(i), in the case of any Taxes that constitute U.S. federal income “alternative minimum tax” imposed as a result of the Company’s use of the installment method on its Tax Return for the taxable year ended December 31, 2017 for purposes of calculating such alternative minimum tax and adjusted current earnings, the Sellers’ indemnification obligations with respect to such Taxes shall (x) be net of any credit or refund relating thereto which becomes available as a result of such Taxes and (y) not exceed $7,100,000.

Section 8.3. Indemnification by Parent. From and after the Closing, Parent shall save, defend, indemnify and hold harmless each Seller and its Affiliates, officers, directors, employees, agents, successors and assigns (collectively, the “Seller Indemnified Parties”) from and against any and all Losses incurred, sustained or suffered by any of the foregoing as a result of, arising out of or relating to:

(a) any breach of any of the Parent Fundamental Representations; and

(b) any breach of any covenant or agreement by Parent contained in this Agreement or, after the Closing, the Surviving Company.

Section 8.4. Procedures.

(a) In order for a Parent Indemnified Party or Seller Indemnified Party (the “Indemnified Party”) to be entitled to any indemnification provided for under this Agreement as a result of a claim or demand made by any Person against the Indemnified Party (a “Third Party Claim”), such Indemnified Party shall deliver notice thereof to the party against whom indemnity is sought (the “Indemnifying Party”) (which notice, in any case where any Seller is an Indemnifying Party, shall be sent to the Seller Representative unless a claim is made hereunder with respect to which only the Reverence Sellers would, pursuant to the proviso set forth in Section 8.2, have any liability, in which case the Reverence Sellers will be the “Indemnifying Party” hereunder) promptly after receipt by such Indemnified Party of written notice of the Third Party Claim and shall provide the Indemnifying Party with such other information with respect thereto as the Indemnifying Party may reasonably request. The failure to provide such notice, however, shall not release the Indemnifying Party from any of its obligations under this Article VIII except to the extent that the Indemnifying Party is prejudiced by such failure and shall not relieve the Indemnifying Party from any other obligation or liability that it may have to the Indemnified Party or otherwise pursuant to this Article VIII.

(b) Except with respect to claims for indemnification related to Taxes, which shall be governed by Section 6.19(e), the Indemnifying Party shall have the right, upon written notice to the Indemnified Party within 30 days of receipt of notice from the Indemnified Party of the commencement of such Third Party Claim, to assume the defense thereof at the expense of the Indemnifying Party with counsel selected by the Indemnifying Party and reasonably satisfactory to the Indemnified Party. Notwithstanding the foregoing, the Indemnifying Party shall not be entitled to assume the defense of any Third Party Claim for equitable or injunctive relief or any claim that would impose criminal liability or damages, and the Indemnified Party shall have the right to defend, at the expense of the Indemnifying Party, any such Third Party Claim. The Indemnifying Party shall be liable for the fees and expenses of counsel employed by the

Indemnified Party for any period during which the Indemnifying Party has failed to assume the defense thereof. If the Indemnifying Party assumes the defense of such Third Party Claim, the Indemnified Party shall have the right to employ separate counsel and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Indemnified Party; provided, that if in the reasonable opinion of counsel for the Indemnified Party, there is a conflict of interest between the Indemnified Party and the Indemnifying Party, the Indemnifying Party shall be responsible for the reasonable fees and expenses of one counsel to such Indemnified Party in connection with such defense. If the Indemnifying Party assumes the defense of any Third Party Claim, the Indemnified Party shall, at the Indemnifying Party’s expense, cooperate with the Indemnifying Party in such defense and make available to the Indemnifying Party all witnesses, pertinent records, materials and information in the Indemnified Party’s possession or under the Indemnified Party’s control relating thereto as is reasonably required by the Indemnifying Party. If the Indemnifying Party assumes the defense of any Third Party Claim, the Indemnifying Party shall not, without the prior written consent of the Indemnified Party (which consent will not be unreasonably conditioned, withheld or delayed), agree to any settlement, compromise or discharge of such Third Party Claim that (i) involves a finding or admission of wrongdoing or any violation of Law or any violation of the rights of any Person by the Indemnified Party, (ii) does not unconditionally release the Indemnified Party of liability in connection with such Third Party Claim or (iii) imposes any equitable or other non-monetary remedies or obligations on the Indemnified Party, other than customary confidentially obligations.

(c) In the event any Indemnified Party should have a claim against any Indemnifying Party hereunder that (i) does not involve a Third Party Claim being asserted against or sought to be collected from such Indemnified Party or (ii) is a claim related to Taxes, which shall be governed by Section 6.19(e), the Indemnified Party shall deliver notice of such claim promptly to the Indemnifying Party.

Section 8.5. Limits on Indemnification.

(a) Notwithstanding anything to the contrary contained in this Agreement:

(i) the maximum aggregate amount of indemnifiable Losses that may be recovered from each Seller by pursuant to Section 8.2 shall be an aggregate dollar amount no greater than the dollar value of the Merger Consideration received by such Seller (or, in the case of the Apollo Sellers, the aggregate Merger Consideration received by such Apollo Sellers) (with respect to each such Seller, the “Cap”) applicable to such Seller. The dollar value of the Merger Consideration received by each Seller shall be deemed to be the number of shares of Parent Common Shares received by such Seller multiplied by the Parent Stock Value;

(ii) except to the extent that any of the following damages were actually recovered by a third party from an Indemnified Party, no party hereto shall have any liability under any provision of this Agreement for any multiple, consequential, indirect, special, statutory, exemplary or punitive damages, in each case to the extent such damages were not the reasonably foreseeable consequence of the breach in question; and

(iii) the amount of any Loss for which indemnification is provided under this Article VIII shall be reduced to take into account any reduction in actual cash Taxes paid by the Indemnified Party in the year of the Loss giving rise to such indemnification claim, or in the taxable year immediately following such year, and arising from the incurrence or payment of any such Loss.

(b) Parent and each applicable Seller shall cooperate with each other with respect to resolving any claim, liability or Loss for which indemnification may be required hereunder, including by making, or causing the applicable Indemnified Party to make, commercially reasonable efforts to mitigate any such claim, liability or Loss.

Section 8.6. Payment.

(a) Upon a final determination of liability under this Article VIII, the Indemnifying Party shall pay or cause to be paid to the Indemnified Party the amount so determined within fifteen (15) Business Days after the date of such determination.

(b) Losses for which any Parent Indemnified Party is entitled to indemnification under Section 8.2 shall be satisfied as follows: (i) first if coverage for such Losses is available under the R&W Policy, under the R&W Policy up to the amount of any policy limit contained therein, (ii) second, to the extent such Losses are not recoverable under the R&W Policy (provided, that, (x) each Parent Indemnified Party shall use reasonable best efforts to recover Losses from the R&W Policy to the fullest extent possible and (y) to the extent any Losses are recoverable under the R&W Policy but the retention under the R&W Policy is applicable to any such Losses, the amount of such retention shall be deemed to be recoverable), from the Sellers directly. Sellers may satisfy their indemnity obligations by either delivering Parent Common Shares (free and clear of any Liens) or cash, at the election of the Seller in question. If a Seller elects to satisfy its obligation using Parent Common Shares, such shares shall be valued at the VWAP of Parent Common Shares for the 10 trading days prior to the date such shares are transferred to Parent.

Section 8.7. Exclusive Monetary Remedy; Nature of Payments; Materiality Qualifications.

(a) Except as otherwise provided in this Agreement, the sole and exclusive monetary remedy of the parties after the Closing with respect to any claims relating to or arising out of this Agreement (other than claims of, or causes of action arising from, fraud) shall be pursuant to the indemnification provisions set forth in this Article VIII. In furtherance of the foregoing, each party hereby waives, from and after the Closing, to the fullest extent permitted by applicable Law, all rights, claims and causes of action (other than claims of, or causes of action arising from, fraud) for damages it may have against any other party arising under this Agreement, except pursuant to the indemnification provisions set forth in this Article VIII.

(b) The parties agree to treat any amounts payable pursuant to this Article VIII as adjustments to the purchase price for all tax purposes to the extent permitted by Law.

(c) For purposes of calculating the amount of any Loss arising from a breach of any representation or warranty subject to indemnification (but not for purposes of determining whether there has been a breach of any such representation or warranty), all “material”, “materially”, “in all material respects”, “Material Adverse Effect”, and other like qualifications shall be disregarded.

ARTICLE IX

TERMINATION

Section 9.1. Termination. This Agreement may be terminated at any time prior to the Closing:

(a) by mutual written consent of Parent and the Seller Representative;

(b) by the Company, if Parent or Merger Sub breaches or fails to perform in any respect any of its representations, warranties or covenants contained in this Agreement and such breach or failure to perform (A) would give rise to the failure of a condition set forth in Sections 7.1 or 7.2, (B) cannot be or has not been cured prior to the earlier of (x) 20 days following delivery of written notice to Parent of such breach or failure to perform and (y) the Termination Date, and (C) has not been waived by the Company; provided, that the right to terminate this Agreement pursuant to this Section 9.1(b) shall not be available if any Seller or the Company is then in breach of any of its representations, warranties or covenants contained in this Agreement and such breach would give rise to the failure of a condition set forth in Sections 7.1 or 7.3;

(c) by Parent, if any Seller or the Company breaches or fails to perform in any respect any of its representations, warranties or covenants contained in this Agreement or any Ancillary Agreement and such breach or failure to perform (A) would give rise to the failure of a condition set forth in Sections 7.1 or 7.3, (B) cannot be or has not been cured prior to the earlier of (x) 20 days following delivery of written notice to the Company of such breach or failure to perform and (y) the Termination Date and (C) has not been waived by Parent; provided, that the right to terminate this Agreement pursuant to this Section 9.1(c) shall not be available if Parent or Merger Sub is then in breach of any of its representations, warranties or covenants contained in this Agreement and such breach would give rise to the failure of a condition set forth in Sections 7.1 or 7.3

(d) by either the Company or Parent if the Closing shall not have occurred by September 10, 2021, provided that if by the date which is two (2) Business Days prior to the initial Termination Date all of the conditions set forth in Article VII are satisfied (other than Section 7.1(a) (solely to the extent related to the matters set forth on Schedule 7.1(b) or Section 7.1(b) and those that, by their nature, are to be satisfied at the Closing (and which are capable of being satisfied as of the date which is two (2) Business Days prior to the initial Termination Date)), then either the Company or Parent shall have the right, but not the obligation, by delivery of written notice to the other, to extend the Termination Date for ninety (90) days from such initial Termination Date (such date, as may be extended pursuant to this Section 9.1(d), the “Termination Date”); provided, that the right to terminate this Agreement under this Section 9.1(d) shall not be available if the failure of the terminating party to fulfill any obligation under this Agreement shall have been the primary cause of the failure of the Closing to occur on or prior to such date;

(e) by either the Company or Parent in the event that any Governmental Authority shall have issued an order, decree or ruling or taken any other action restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement and such order, decree, ruling or other action shall have become final and nonappealable;

(f) by Parent if the Company Stockholder Approval has not been obtained and delivered to Parent by no later than 24 hours after the execution and delivery of this Agreement;

(g) by either the Company or Parent if the Parent Stockholders Meeting is held and the stockholders of Parent vote on the Parent Share Issuance, and the Parent Stockholder Approval is not obtained in such vote; or

(h) by the Company if (A) the Closing is required to occur pursuant to Section 2.1, (B) all of the conditions set forth in Section 7.1 and Section 7.2 continue to be satisfied at the time the Closing is required to occur pursuant to Section 2.1 (other than those conditions that, by their nature, are to be satisfied at the Closing (provided that such conditions would reasonably be expected to be capable of being satisfied as of such date), (C) Parent or Merger Sub fails to consummate the Closing on the date on which the Closing is required to occur pursuant to Section 2.1 and (D) the Company and the Sellers stand ready, willing and able to consummate the Closing and the Company has given Parent irrevocable written notice confirming that fact at least two (2) Business Days’ prior to terminating this Agreement pursuant to this Section 9.1(h); or

(i) by the Company if the Parent Board (or a committee thereof) shall have made, prior to obtaining the Parent Stockholder Approval, an Adverse Change of Recommendation.

Section 9.2. Effect of Termination.

(a) In the event of termination of this Agreement as provided in Section 9.1, this Agreement shall forthwith become void and there shall be no liability on the part of either party except (a) the following provisions shall survive such termination: Section 4.30 and Section 5.17 (broker’s fees and finder’s fees), Section 6.6 (confidentiality), Section 6.7(a) (public announcements), Section 9.2 (effect of termination) and Article X (general) and (b) subject to Section 9.2(c), such termination shall not relieve either party from liability for any pre-termination Willful Breach of this Agreement or for fraud, including, in each case liability for any and all Losses therefrom.

(b) In the event that:

(i) this Agreement is validly terminated by the Company pursuant to Section 9.1(h) and unless in the notice provided by the Company to Parent terminating this Agreement the Company elects not to receive the Financing Failure Fee, Parent shall pay to the Company by wire transfer of immediately available funds an amount equal to $73,500,000.00 (the “Financing Failure Fee”), within two (2) Business Days of such termination;

(ii) this Agreement is validly terminated by the Company or Parent pursuant to Section 9.1(g), Parent shall pay to the Company an amount equal to all reasonable and documented costs, fees and expenses incurred by or on behalf of any Company Entity in connection with this Agreement and the transactions contemplated hereby (including all reasonable and documented out-of-pocket costs, fees and expenses of counsel, accountants, investment banks, advisors and consultants), up to an aggregate amount of $7,500,000 (the “Expense Reimbursement”), within two (2) Business Days of submission to Parent of documentation reasonably evidencing such expenses; or

(iii) this Agreement is validly terminated by the Company (other than pursuant to Section 9.1(h)) or Parent at any time and, prior to such termination, the Parent Board (or a committee thereof) shall have made an Adverse Change of Recommendation and at the time of such termination, the Parent Stockholder Approval shall not have been obtained, Parent shall pay to the Company by wire transfer of immediately available funds an amount equal to $44,100,000.00, within two (2) Business Days of such termination.

(c) Each party hereto acknowledges and hereby agrees that the Financing Failure Fee is liquidated damages, and is agreed to be in a reasonable amount that fully compensates the Company and its Affiliates in the circumstances in which it is payable, which amount would otherwise be impossible to calculate with precision. In furtherance thereof, the parties agree that the Financing Failure Fee, in the event such fee becomes due and payable in accordance with this Agreement, shall be the sole and exclusive remedy (whether at law, in equity, in contract, in tort or otherwise) available to the Seller and the Company for all losses and damages in respect of this Agreement and the Ancillary Agreements or the transactions contemplated hereby or thereby (or the failure of such transactions to occur for any reason or for no reason) or any breach (whether willful, intentional (including intentional breach), unilateral or otherwise) of any representation, warranty, covenant or agreement or otherwise or any oral representation made or alleged to be made in connection herewith. Upon the payment of the Financing Failure Fee in accordance with the terms hereof, Parent, Merger Sub and their respective Affiliates, the Debt Financing Parties, any other potential debt or equity financing source and any of their respective former, current or future general or limited partners, stockholders, equityholders, members, managers, directors, officers, employees, agents or Affiliates or any former, current or future general or limited partner, stockholder, equityholder, member, manager, director, officer, employee, agent or Affiliate of any of the foregoing (collectively, the “Parent Related Parties”) and their Representatives and Debt Financing Parties shall have no further liability to the Company, the Sellers and their respective Affiliates and Subsidiaries and any of their respective former, current or future general or limited partners, stockholders, equityholders, members, managers, directors, officers, employees, agents or Affiliates (collectively, the “Seller Related Parties”) relating to or arising out of this Agreement, the Ancillary Agreements, the Debt Commitment Letters or the transactions contemplated hereby or thereby, and none of the Company, the Sellers nor any other Seller Related Party shall seek to recover any other damages or seek any other remedy, whether based on a claim at law or in equity, in contract, tort or otherwise; provided, however, that the foregoing shall not prejudice in any manner the Company’s rights to specific performance pursuant to Section 10.12 prior to any such termination and payment of the Financing Failure Fee. Notwithstanding anything to the contrary herein, under no circumstances shall the Company or any Seller be permitted or entitled to receive both a grant of specific performance that results in the Closing occurring and the Financing Failure Fee being paid. The parties acknowledge and hereby agree that in no event shall Parent be required to pay the amount in each of Section 9.2(b)(i), Section 9.2(b)(ii) or Section 9.2(b)(iii), as the case may be, on more than one (1) occasion even if such fee may be payable pursuant to more than one provision of this Agreement at the same time or at different times and/or upon the occurrence of different events.

(d) Each party hereto acknowledges that the agreements contained in this Section 9.2 are an integral part of the transactions contemplated by this Agreement and that, without these agreements, the parties hereto would not enter into this Agreement. If Parent fails to timely pay any amount due pursuant to Section 9.2(b), and, in order to obtain such payment, the Seller Representative, any of the Sellers and/or the Company, as applicable, commences a suit that results in a final and non-appealable judgment against Parent for the amount set forth in Section 9.2(b)(i), Section 9.2(b)(ii) or Section 9.2(b)(iii), or any portion thereof, Parent shall also pay to the Sellers and/or the Company, as applicable, its reasonable and documented out-of-pocket costs and expenses in such suit (including reasonable and documented out-of-pocket attorneys’ fees and the reasonable and documented out-of-pocket fees and expenses of any expert or consultant engaged by the Seller Representative, any of the Sellers and/or the Company, as applicable) up to a maximum aggregate amount of $500,000, together with interest on the amount of such payment from the date such payment was required to be made until the date of payment at the prime rate as published in The Wall Street Journal, Eastern Edition in effect on the date of such payment. Any amount payable pursuant to this Section 8.2(d) shall be paid by Parent by wire transfer of same day funds prior to or on the date such payment is required to be made under this Section 9.2(d).

ARTICLE X

GENERAL PROVISIONS

Section 10.1. Fees and Expenses. Except as otherwise provided herein, all fees and expenses incurred in connection with or related to this Agreement and the Ancillary Agreements and the transactions contemplated hereby and thereby shall be paid by the party incurring such fees or expenses, whether or not such transactions are consummated. In the event of termination of this Agreement, the obligation of each party to pay its own expenses will be subject to any rights of such party arising from a breach of this Agreement by the other.

Section 10.2. Amendment and Modification. This Agreement may not be amended, modified or supplemented in any manner, whether by course of conduct or otherwise, except by an instrument in writing specifically designated as an amendment hereto, signed on behalf of each party. Notwithstanding anything to the contrary contained herein, Section 9.2(c), this Section 10.2, Section 10.3, Section 10.8, Section 10.9, Section 10.15 and Section 10.20 (and any other provision of this Agreement to the extent an amendment, modification, supplement or termination of such provision would modify the substance of the foregoing) may not be amended, modified, supplemented or terminated in a manner that is material and adverse to the Debt Financing Parties without the prior written consent of the Debt Financing Sources.

Section 10.3. Waiver. No failure or delay of any party in exercising any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, or any course of conduct, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereunder are cumulative and are not exclusive of any rights or remedies which they would have otherwise hereunder. Any agreement on the part of either party to any such waiver shall be valid only if set forth in a written instrument executed and delivered by a duly authorized officer on behalf of such party. Notwithstanding anything to the contrary contained herein, Section 9.2(c), Section 10.2, this Section 10.3, Section 10.8, Section 10.9, Section 10.15 and Section 10.20 (and any other provision of this Agreement to the extent a waiver of such provision would modify the substance of the foregoing) may not be waived in a manner that is material and adverse to the Debt Financing Parties without the prior written consent of the Debt Financing Sources.

Section 10.4. Notices. All notices and other communications hereunder shall be in writing and shall be deemed duly given (a) on the date of delivery if delivered personally or by e-mail (so long as, in the case of delivery by e-mail, the sender of such e-mail does not receive an automatic reply from the recipient’s email server indicating that the recipient did not receive such e-mail), (b) on the first Business Day following the date of dispatch if delivered utilizing a next-day service by a recognized next-day courier or (c) on the earlier of confirmed receipt or the fifth Business Day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid. All notices hereunder shall be delivered to the addresses set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:

(i) if to the Sellers (other than the Reverence Sellers), the Seller Representative or prior to the Closing, the Company, to:

c/o Apollo Management Holdings, L.P. 9 West 57th Street, 43rd Floor New York, NY 10019
Attention:	David Sambur, Partner
John Suydam, Chief Legal Officer
E-mail:

with a copy (which shall not constitute notice) to:

Paul, Weiss, Rifkind, Wharton & Garrison LLP 1285 Avenue of the Americas New York, NY 10019-6064
Attention:	Taurie Zeitzer
Brian Scrivani
E-mail:

(ii) if to the Reverence Sellers, to:

c/o Reverence Capital Partners, LP
10 East 53rd Street, 14th Floor
New York, NY 10022
Attention:	Milton Berlinski
Peter Aberg
E-mail:

with a copy (which shall not constitute notice) to:

Winston & Strawn LLP
200 Park Avenue
New York, NY 10166-4193
Attention:	Jennifer C. Kurtis
E-mail:

(iii) if to Parent or Merger Sub, to:

Hilton Grand Vacations, Inc.
5323 Millenia Lakes Boulevard, Suite 120
Orlando, FL 32839
Attention:	Charles Corbin
E-mail:

with a copy (which shall not constitute notice) to:

Simpson Thacher & Bartlett LLP
900 G Street, N.W.
Washington, D.C. 20001
Attention:	Jonathan Corsico
E-mail:

Section 10.5. Interpretation. When a reference is made in this Agreement to a Section, Article, Exhibit or Schedule such reference shall be to a Section, Article, Exhibit or Schedule of this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement or in any Exhibit or Schedule are for convenience of reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. All words used in this Agreement will be construed to be of such gender or singular/plurality as the circumstances require. Any capitalized terms used in any Exhibit or Schedule but not otherwise defined therein shall have the meaning as defined in this Agreement. All Exhibits and Schedules annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth herein. The word “including” and words of similar import when used in this Agreement will mean “including, without limitation,” unless otherwise specified. The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to the Agreement as a whole and not to any particular provision in this Agreement. The word “or” is not exclusive. The word “will” shall be construed to have the same meaning and effect as the word “shall.” The phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if.” References to days mean calendar days unless otherwise specified. If any action required to be taken on or by a Business Day is to be taken or given on or by a particular calendar day, and such calendar day is not a Business Day, then such action shall be taken or given on or by the next Business Day. The phrases “delivered,” “provided to,” “furnished to,” “made available” and phrases of similar import when used herein, unless the context otherwise requires, means that a copy of the information or material referred to has been provided no later than one calendar day prior to the Agreement Date to the party to which such information or material is to be provided or furnished (i) in the virtual “data room” set up and maintained by the Company or Parent, as applicable, in connection with the transactions contemplated by this Agreement (the “Data Room” or (ii) by delivery to such party or its legal counsel via electronic mail or hard copy form. Unless the context of this Agreement otherwise requires, (x) references to agreements and other documents shall be deemed to include all subsequent amendments and other modifications thereto and (y) references to statutes shall include all regulations promulgated thereunder and references to statutes or regulations shall be construed as including all statutory and regulatory provisions consolidating, amending or replacing the statute or regulation. The words “ordinary course of business” will mean “ordinary course of business consistent with past practice,” unless specifically noted to the contrary. The words “ordinary course of business” will mean “ordinary course of business consistent with past practice,” unless specifically noted to the contrary; provided, that with respect to the use of “ordinary course of business” in Section 4.6(d), Section 4.7, Section 4.13(a), Section 4.17(e), Section 4.20, Section 4.22(a)(iii), Section 4.22(f)(iii), Section 5.10(c), Section 5.11, Section 5.15(a)(iii), Section 5.15(f)(iii), and Section 6.19(f), any deviations from the ordinary course of business of any Person or any action or conduct by any Person, in each case, to the extent that such Person determines reasonably and in good faith that such deviation is necessary (as supported by documentation, information, data, or other reasonable evidence) in order to protect the health and safety of such Person’s employees, customers or other individuals having direct business dealings with such Person or to respond to the direct impact of COVID-19 on such Person, or such deviation is required by Law adopted or promulgated in response to COVID-19, shall be deemed not to be a deviation from the “ordinary course of business.” Except as otherwise expressly provided in this Agreement, whenever this Agreement requires the Sellers to make any payments or bear any fees, costs or expenses, such amounts shall be borne severally by each Seller (in accordance with such Seller’s Consideration Allocation) but not jointly (provided, that (i) the Apollo Sellers shall, solely as between themselves and the other Sellers that are not Reverence Sellers, be jointly and severally liable for such fees, costs or expenses payable by each Seller other than a Reverence Seller, with respect to which no Reverence Seller shall have any liability, and (ii) the Reverence Sellers shall, solely as between themselves, be jointly and severally liable for such fees, costs or expenses payable by the Reverence Sellers, with respect to which no other Seller shall have any liability). Except as otherwise expressly provided in this Agreement, whenever this Agreement contemplates amounts to be paid to or received by the Sellers, such amounts shall be allocated among the Sellers in accordance with their respective Consideration Allocations.

Section 10.6. Entire Agreement. This Agreement (including the Exhibits and Schedules hereto), the Ancillary Agreements and the Confidentiality Agreements constitute the entire agreement, and supersede all prior written agreements, arrangements, communications and understandings and all prior and contemporaneous oral agreements, arrangements, communications and understandings between the parties with respect to the subject matter hereof and thereof. Neither this Agreement nor any Ancillary Agreement shall be deemed to contain or imply any restriction, covenant, representation, warranty, agreement or undertaking of any party with respect to the transactions contemplated hereby or thereby other than those expressly set forth herein or therein or in any document required to be delivered hereunder or thereunder and none shall be deemed to exist or be inferred with respect to the subject matter hereof. Notwithstanding any oral agreement or course of conduct of the parties or their Representatives to the contrary, no party to this Agreement shall be under any legal obligation to enter into or complete the transactions contemplated hereby unless and until this Agreement shall have been executed and delivered by each of the parties.

Section 10.7. Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any Person other than the parties and their respective successors and permitted assigns any legal or equitable right, Action, benefit or remedy of any nature whatsoever under or by reason of this Agreement, except with respect to the provisions of (i) Section 6.5(b), Section 6.9, Article VIII and Section 10.10, which shall inure to the benefit of the Persons benefiting therefrom who are intended to be third-party beneficiaries thereof and (ii) Sections 9.2(c), 10.2, 10.3, 10.8, 10.9, 10.15, and 10.20, which shall inure to the benefit of the Debt Financing Parties.

Section 10.8. Governing Law. This Agreement and all disputes or controversies arising out of or relating to this Agreement or the transactions contemplated hereby shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without regard to the laws of any other jurisdiction that might be applied because of the conflicts of laws principles of the State of Delaware. Notwithstanding anything to the contrary contained herein, each party hereto agrees that any such dispute or controversy and any related Action or proceeding of any kind or nature (whether based on contract, tort or other theory) against or involving any Debt Financing Party relating to this Agreement, the Debt Financing (and the definitive documents related thereto), the Debt Commitment Letter (and the fee letter referred to therein), the performance thereof or the financings contemplated thereby or the transactions contemplated hereby shall be governed by and construed in accordance with the internal laws of the State of New York (except for the interpretation of this Agreement, which shall be governed by and construed in accordance with the laws of the State of Delaware), without regard to the laws of any other jurisdiction that might be applied because of the conflicts of laws principals of the State of New York.

Section 10.9. Submission to Jurisdiction. Each of the parties hereto hereby irrevocably and unconditionally (i) submits, for itself and its property, to the exclusive jurisdiction of the Delaware Court of Chancery (or, only if the Delaware Court of Chancery lacks jurisdiction over a particular matter, the other state or federal courts in the State of Delaware), and any appellate court from any thereof, in any Action arising out of or relating to this Agreement or the negotiation, execution or performance of this Agreement (including any Action based upon, arising out of or related to any representation or warranty made in or in connection with this Agreement), or for recognition or enforcement of any judgment, and agrees that all claims in respect of any such Actions shall be heard and determined in such Delaware Court of Chancery (or, only if the Delaware Court of Chancery lacks jurisdiction over a particular matter, the other state or federal courts in the State of Delaware), (ii) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any Action arising out of or relating to this Agreement or the negotiation, execution or performance of this Agreement (including any Action based upon, arising out of or related to any representation or warranty made in or in connection with this Agreement) in the Delaware Court of Chancery or federal courts in the State of Delaware, (iii) waives, to the fullest extent permitted by Law, the defense of an inconvenient forum to the maintenance of such Action in any such court and (iv) agrees that a final judgment in any such Action shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Each of the parties hereto agrees that service of process, summons, notice or document by registered mail addressed to it at the applicable address in Section 10.4 shall be effective service of process for any Action brought in any such court or in such other manner as may be permitted by Law, will be valid and sufficient service thereof. Notwithstanding anything to the contrary contained herein, each party hereto (i) agrees that any Action or proceeding of any kind or nature (whether based on contract, tort or other theory) against or involving any Debt Financing Party relating to this Agreement, the Debt Financing (and the definitive documents related thereto), the Debt Commitment Letter (and the fee letter referred to therein), the performance thereof or the financings contemplated thereby or the transactions contemplated hereby shall be subject to the exclusive jurisdiction of the Supreme Court of the State of New York, County of New York, Borough of Manhattan or if under applicable law jurisdiction is vested in Federal courts, the United States District Court for the Southern District of New York (and the appellate courts thereof) and (ii) makes the consents, agreements and waivers set forth above in this Section 10.9 mutatis mutandis but with respect to the courts specified in this sentence.

Section 10.10. Personal Liability. Each party hereto agrees, on behalf of itself and its Affiliates and Related Parties, that all Actions, obligations, liabilities or causes of action (whether in Contract or in tort, in Law or in equity or otherwise, or granted by statute or otherwise, whether by or through attempted piercing of the corporate, limited partnership or limited liability company veil or any other theory or doctrine, including alter ego or otherwise) that may be based upon, in respect of, arise under, out of or by reason of, be connected with, or relate in any manner to: (a) this Agreement, any Ancillary Agreement or any other agreement referenced herein or therein or the transactions contemplated hereunder or thereunder, (b) the negotiation, execution or performance of this Agreement, any Ancillary Agreement or any other agreement referenced herein or therein (including any representation or warranty made in, in connection with, or as an inducement to, this Agreement, any Ancillary Agreement or such other agreement), (c) any breach or violation of this Agreement, any Ancillary Agreement or any other agreement referenced herein or therein, and (d) any failure of the transactions contemplated hereunder or under any Ancillary Agreement or any other agreement referenced herein or therein to be consummated, in each case, may be made only against (and are those solely of) the Persons that are expressly identified as parties to this Agreement or any Ancillary Agreement and in accordance with, and subject to, the terms and conditions hereof. In furtherance and not in limitation of the foregoing, and notwithstanding anything contained in this Agreement, any Ancillary Agreement or any other agreement referenced herein or therein or otherwise to the contrary, each party hereto covenants, agrees and acknowledges, on behalf of itself and its respective Affiliates and Related Parties, that no recourse under this Agreement, any Ancillary Agreement or any other agreement referenced herein or therein or in connection with any transactions contemplated hereby or thereby shall be sought or had against any Person that is not a party hereto or thereto, and no such other Person shall have any liabilities or obligations (whether in Contract or in tort, in Law or in equity or otherwise, or granted by statute or otherwise, whether by or through attempted piercing of the corporate, limited partnership or limited liability company veil or any other theory or doctrine, including alter ego or otherwise) for any claims, causes of action, obligations or liabilities arising under, out of, in connection with or related in any manner to the items in the immediately preceding clauses (a) through (d), in each case, except for claims that the Sellers or Parent, as applicable, may assert: (i) against any Person that is party to, and solely pursuant to the terms and conditions of, the applicable Confidentiality Agreement, or (ii) against Parent solely in accordance with, and pursuant to the terms and conditions of, this Agreement or any Ancillary Agreement, it being expressly agreed and acknowledged that no personal liability or losses whatsoever shall attach to, be imposed on or otherwise be incurred by any of the aforementioned, as such, arising under, out of, in connection with or related in any manner to the items in the immediately preceding clauses (a) through (d). This Agreement shall not create or be deemed to create or permit any personal liability or obligation on the part of any indirect stockholder of the Company or Parent or any officer, director, employee of any party hereto.

Section 10.11. Assignment; Successors. Neither this Agreement nor any of the rights, interests or obligations under this Agreement may be assigned or delegated, in whole or in part, by operation of law or otherwise, by any party without the prior written consent of the other party, and any such assignment without such prior written consent shall be null and void ab initio; provided, however, that Parent may assign this Agreement to any Affiliate of Parent without the prior consent of the Company; provided still further, that no assignment shall relieve the assignor of, or limit, the assignor’s obligations hereunder. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and permitted assigns.

Section 10.12. Enforcement.

(a) The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, the parties hereto shall be entitled to specific performance of the terms hereof, including an injunction or injunctions to prevent or restrain breaches or threatened breaches of this Agreement and to enforce specifically compliance with the terms and provisions of this Agreement, without proof of actual damages, this being in addition to any other remedy to which such party is entitled at law or in equity. Each of the parties hereby further waives (i) any defense in any action for specific performance that a remedy at law would be adequate and (ii) any requirement under any law to post security as a prerequisite to obtaining equitable relief. In circumstances where a party is obligated to consummate the Merger pursuant to terms and conditions of this Agreement and the Merger has not been consummated by such party, the parties expressly acknowledge and agree that the other party and its stockholders shall have suffered irreparable harm, that monetary damages will be inadequate to compensate such party and its stockholders, and that the such party on behalf of itself and its stockholders shall be entitled (in addition to any other remedy that may be available to it whether in law or equity, including monetary damages) to enforce specifically the other party’s obligations to consummate the Merger in accordance with the terms and conditions of this Agreement. A party’s pursuit of specific performance at any time will not be deemed an election of remedies or waiver of the right to pursue any other right or remedy to which such party may be entitled, including the right to pursue remedies for liabilities or damages incurred or suffered by such party and its stockholders.

(b) Notwithstanding anything in this Section 10.12 or otherwise in this Agreement to the contrary, the parties hereto hereby agree that the Sellers and Company shall be entitled to specific performance of Parent’s and Merger Sub’s obligation to effect the Closing if, and only if, (A) the Closing is required to occur pursuant to Section 2.1, (B) all the conditions in Section 7.1 and Section 7.2 continue to be satisfied or waived at the time the Closing is required to occur pursuant to Section 2.1 (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions), (C) the Debt Financing has been funded or will be funded at the Closing and (D) the Company and the Seller Representative have irrevocably confirmed in writing to Parent that if specific performance is granted and the Debt Financing is funded, then the Company and the Sellers will participate in the Closing.

Section 10.13. Currency. All references to “dollars” or “$” or “US$” in this Agreement or any Ancillary Agreement refer to United States dollars, which is the currency used for all purposes in this Agreement and any Ancillary Agreement.

Section 10.14. Severability. Whenever possible, each provision or portion of any provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable Law, but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable Law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or portion of any provision in such jurisdiction, and this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

Section 10.15. Waiver of Jury Trial. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT (INCLUDING WITH RESPECT TO THE DEBT FINANCING (AND ANY DEFINITIVE DOCUMENTS WITH RESPECT THERETO), THE DEBT COMMITMENT LETTER (AND THE FEE LETTER REFERRED TO THEREIN) OR THE PERFORMANCE THEREOF OR THE FINANCINGS CONTEMPLATED THEREBY) OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 10.16. Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same instrument and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

Section 10.17. Facsimile or pdf Signature. Delivery of an executed counterpart of a signature page, including any electronic signature complying with the U.S. federal ESIGN Act of 2000 (e.g., www.docusign.com), to this Agreement by facsimile or by e-mail in “portable document format” shall be effective as delivery of a mutually executed counterpart to this Agreement.

Section 10.18. Legal Representation.

(a) Parent hereby agrees on behalf of its directors, members, partners, officers, employees and Affiliates (including after the Closing, the Company Entities), and each of their respective successors and assigns (all such parties, the “Parent Waiving Parties”), that Paul, Weiss, Rifkind, Wharton & Garrison LLP, Akin Gump Strauss Hauer & Feld LLP, Ballard Spahr LLP,

Morgan, Lewis & Bockius LLP, O’Melveny & Myers LLP, Richards, Layton & Finger, PA and Winston & Strawn LLP (collectively, “Seller Counsel”) represent the Company Entities in various matters, and also represent the Sellers specifically in connection with this Agreement and the transactions contemplated hereby, and that the Parent Waiving Parties shall not use such representations as a basis for seeking the disqualification of any Seller Counsel in any future matter related to this Agreement or the transactions contemplated hereby where any Seller Counsel proposes to represent the Sellers or any of their respective directors, managers, members, partners, officers, employees or Affiliates, in each case, in connection with any Action or obligation arising out of or relating to this Agreement, notwithstanding its representation (or any continued representation) of the Company Entities or other Parent Waiving Parties, and each of Parent and the Company on behalf of itself and the Parent Waiving Parties hereby consents thereto and irrevocably waives (and will not assert) any conflict of interest, breach of duty or any other objection arising therefrom or relating thereto. Parent and the Sellers acknowledge that the foregoing provision applies whether or not Seller Counsel provides legal services to any Company Entity after the Closing Date. In addition, all communications involving attorney-client confidences between any of the Sellers, any Company Entity or any of their respective Affiliates, on the one hand, and Seller Counsel, on the other hand, relating to the negotiation, documentation and consummation of the transactions contemplated by this Agreement, the Ancillary Agreements and the sale process related hereto (collectively, the “Engagement”, and such communications, the “Privileged Communications”) shall be deemed to be attorney-client confidences that belong solely to the Sellers (and not any of the Company Entities), and none of Parent, Merger Sub or their respective Affiliates may use or rely on any such Privileged Communications. Each of Parent and Merger Sub, on behalf of itself and, after the Closing, the Surviving Company and the Company Entities, agrees not to assert that the privilege has been waived as to the Privileged Communications and materials that may be located in the records or email server (or in the knowledge of the officers and employees) of any of Parent, Merger Sub, the Surviving Company or the Company Entities. Without limiting the generality of the foregoing, upon and after the Closing, (i) the Sellers and each of their respective Affiliates (and not any of the Company Entities) shall be the sole holders of the Privileged Communications, and none of the Company Entities shall be a holder thereof, (ii) to the extent that files of Seller Counsel in respect of the Engagement constitute property of the client, only the Sellers and each of their respective Affiliates (and not any of the Company Entities) shall hold such property rights, and (iii) Seller Counsel shall have no duty whatsoever to reveal or disclose any such Privileged Communications or files of Seller Counsel relating to the Engagement to any of the Company Entities by reason of any attorney-client relationship between Seller Counsel and any of the Company Entities or otherwise. Subject to the confidentiality provisions contained herein, each of Parent and Merger Sub hereby consents, on its own behalf and on behalf of its Affiliates (including, following the Closing, the Company Entities), to the disclosure by Seller Counsel to the Sellers and each of their respective Affiliates of any information learned by Seller Counsel prior to the Closing in the course of its representation of the Sellers, the Company Entities or their respective Affiliates, whether or not such information is subject to attorney-client privilege, attorney work product protection, or Seller Counsel’s duty of confidentiality. Each of Parent and Merger Sub, on behalf of itself and its Affiliates (including, after the Closing, the Company Entities) further covenants and agrees that each of the foregoing shall not assert any claim that the Company Entities may have in their capacities as clients against Seller Counsel in respect of legal services provided to the Company Entities or their respective Affiliates prior to the Closing by Seller Counsel in respect of the Engagement, it being agreed that any such claims belong solely to the Sellers and each of their respective Affiliates, as applicable, and not the Company Entities.

(b) The Company hereby agrees on behalf of its directors, managers, members, partners, officers, employees and Affiliates, and each of their respective successors and assigns (all such parties, the “Seller Waiving Parties”), that Simpson Thacher & Bartlett LLP, Alston & Bird LLP, Foley & Lardner LLP and/or Potter Anderson & Corroon LLP (collectively, “Buyer Counsel”) represent Parent in various matters (including this Agreement and the transactions contemplated hereby), and that the Seller Waiving Parties shall not use such representations as a basis for seeking the disqualification of any such counsel in any future matter related to this Agreement or the transactions contemplated hereby where any such counsel proposes to represent Parent or any of its Affiliates (including the Company Entities). The Sellers acknowledge that the foregoing provision applies whether or not Buyer Counsel provides legal services to Parent and its Affiliates after the Closing Date.

Section 10.19. No Presumption Against Drafting Party. Each of Parent and the Sellers acknowledge that each party to this Agreement has been represented by legal counsel in connection with this Agreement and the transactions contemplated by this Agreement. Accordingly, any rule of law or any legal decision that would require interpretation of any claimed ambiguities in this Agreement against the drafting party has no application and is expressly waived.

Section 10.20. Non-Recourse to Debt Financing Parties. None of the Debt Financing Parties or any of their respective representatives shall have any liability to the Company or any Seller under this Agreement or for any claim based on, in respect of, or by reason of, the transactions contemplated hereby, including any dispute arising out of or relating in any way to this Agreement, the Debt Financing, the Debt Commitment Letter (and the fee letters referred to therein), the performance thereof or the financings contemplated thereby or the transactions contemplated hereunder and each of the Company and each Seller agrees that it will not bring, or permit any of its Affiliates to bring, any action against or involving any Debt Financing Party arising out of or relating to this Agreement, the Debt Financing, the Debt Commitment Letter (and the fee letter referred to therein), the performance thereof or the financings contemplated thereby or the transactions contemplated by this Agreement and waives any rights or claims against any Debt Financing Party in connection with the foregoing (whether in contract, tort, equity or otherwise); provided, however, that the foregoing shall not in any way limit any rights that Parent and Merger Sub may have against the Debt Financing Parties under or in connection with the Debt Commitment Letter (subject to the terms and conditions set forth therein) and the transactions contemplated thereby.

Section 10.21. Seller Representative.

(a) Each Seller, on behalf of such Seller and such Seller’s successors, heirs and permitted assigns, hereby irrevocably appoints the Seller Representative as such Seller’s true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, in such Seller’s name, place and stead, in any and all capacities, in connection with the transactions contemplated by this Agreement and any Ancillary Agreement and any other agreement, instrument or document in connection with the transactions contemplated hereby or thereby, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite, necessary or advisable to be done in connection with the transactions contemplated by this Agreement as fully to all intents and purposes as such Seller might or could do in person, including the full power and authority: (i) to consummate the transactions to be consummated by such Seller under this Agreement and any Ancillary Agreement and any other agreement, instrument or document in connection with the transactions contemplated hereby or thereby, (ii) to agree to resolution of all claims and disputes hereunder or thereunder, (iii) to retain legal counsel and other professional services, at the expense of such Seller, in connection with the performance by the Seller Representative of this Agreement or any Ancillary Agreement or any other agreement, instrument or document in connection with the transactions contemplated hereby or thereby, (iv) to make any amendments to this Agreement or any Ancillary Agreement or any other agreement, instrument or document in connection with the transactions contemplated hereby or thereby on behalf of such Seller and decisions with respect to the determination of any amounts under Section 2.4, (v) to determine whether the conditions to Closing in Article VII have been satisfied and supervising the Closing, including waiving any condition, as determined by the Seller Representative, in its sole discretion, (vi) to take any action that may be advisable, as determined by the Seller Representative, in connection with contesting and settling any and all claims for indemnification pursuant to Article VIII, (vii) to take any action that may be advisable, as determined by the Seller Representative, in its sole discretion, in connection with the termination of this Agreement in accordance with Article IX, (viii) to take any and all actions that may be advisable, as determined by the Seller Representative, in its sole discretion, in connection with the amendment or waiver of any provision of this Agreement in accordance with Section 10.2 or Section 10.3; provided, that the Seller Representative shall not, without the consent of a majority in interest of the Reverence Sellers, amend or waive any provision of this Agreement or any Ancillary Agreement to which any Reverence Seller is a party in a manner that, if so amended or waived without such consent of the Reverence Sellers, would not have qualified as a transaction to which Section 2 of that certain Amended and Restated Institutional Investor Rights Agreement, dated as of August 3, 2017, by and among the Company and the Sellers party thereto would have applied prior to the date hereof, (ix) to accept notices on behalf of such Seller in accordance with Section 10.4 or relating to any Ancillary Agreement and any other agreement, instrument or document in connection with the transactions contemplated hereby or thereby, (x) to execute and deliver, on behalf of such Seller, any and all notices, documents or certificates to be executed by the Sellers, in connection with this Agreement and any Ancillary Agreement and any other agreement, instrument or document in connection with the transactions contemplated hereby or thereby and (xi) to grant any consent, waiver or approval on behalf of such Seller under this Agreement or any Ancillary Agreement or any other agreement, instrument or document in connection with the transactions contemplated hereby or thereby.

(b) The appointment of the Seller Representative as the attorney-in-fact for each of the Sellers as set forth in this Section 10.21 and all authority hereby conferred are granted and conferred in consideration of the interest of each Seller, is therefore coupled with an interest and is and will be irrevocable and will neither be terminated nor otherwise affected by any act of any Seller or by operation of law, whether by the death, dissolution, liquidation, incapacity or incompetence of such Seller or by the occurrence of any other event. If, after the execution of this Agreement, any Seller dies, dissolves or liquidates or becomes incapacitated or incompetent, the Seller Representative is nevertheless authorized, empowered and directed to act in accordance with this Section 10.21 as if that death, dissolution, liquidation, incapacity or incompetency had not occurred and regardless of notice thereof. In the event that AP VIII Dakota Holdings, L.P. ceases to be the Seller Representative for any reason, each Seller agrees that AP VIII Dakota Holdings, L.P. is solely authorized to irrevocably constitute and appoint a replacement Seller Representative.

(c) The Seller Representative shall have no liability in its capacity as Seller Representative to Parent or Merger Sub for any default under this Agreement by any Seller or the Company. Except for fraud or Willful Breach on its part, the Seller Representative shall have no liability to any Seller under this Agreement, including for any action or omission by the Seller Representative on behalf of any Seller.

(d) In dealing with this Agreement and any Ancillary Agreement and any other agreement, instrument or document in connection with the transactions contemplated hereby or thereby, and in exercising or failing to exercise all or any of the powers conferred upon the Seller Representative hereunder, the Seller Representative will not assume any, and will incur no, responsibility or liability whatsoever to any Seller by reason of any error in judgment or other act or omission performed or omitted hereunder or in connection with this Agreement or any Ancillary Agreement or any other agreement, instrument or document in connection with the transactions contemplated hereby or thereby. Except to the extent directly arising out of the Seller Representative’s fraud or Willful Breach, each Seller, severally in accordance with its respective Consideration Allocation, agrees to indemnify the Seller Representative, its successors, assigns, Representatives and Affiliates (the “Seller Representative Parties”) and to hold the Seller Representative Parties harmless from and against and pay any and all losses or expenses incurred by the Seller Representative and arising out of or in connection with (i) the duties as Seller Representative, including the reasonable costs and expenses incurred by the Seller Representative in defending against any claim or liability in connection with this Agreement or any Ancillary Agreement or any other agreement, instrument or document in connection with the transactions contemplated hereby or thereby, (ii) the material breach by such Seller of its obligations, agreements or covenants required by this Agreement; provided, that (i) the Apollo Sellers shall, solely as between themselves and the other Sellers that are not Reverence Sellers, be jointly and severally liable for such material breaches by any Seller other than a Reverence Seller, with respect to which no Reverence Seller shall have any liability, and (ii) the Reverence Sellers shall, solely as between themselves be jointly and severally liable for such material breaches that relate to any Reverence Seller, with respect to which no other Seller shall have any liability.

(e) Parent and Merger Sub shall be entitled to rely (without investigation) on and have no liability to any Seller or any other Person for, any action taken by the Seller Representative as being taken by the Seller Representative for it and on behalf of each of the Sellers, and fully authorized by each Seller. Each Seller hereby agrees that for any Actions arising under this Agreement or any other agreement entered into in connection with this Agreement, such Seller may be served legal process by registered mail to the address set forth in Section 10.4 for the Seller Representative and that service in such manner shall be adequate, and such Seller shall not assert any defense or claim that service in such manner was not adequate or sufficient in any court in any jurisdiction.

[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the Company, the Sellers, the Seller Representative, Merger Sub and Parent have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

HILTON GRAND VACATIONS INC.

By:	/s/ Mark D. Wang
Name: Mark D. Wang
Title: President & Chief Executive Officer

HILTON GRAND VACATIONS BORROWER LLC

By:	/s/ Charles R. Corbin
Name: Charles R. Corbin
Title: Executive Vice President & Secretary

[Signature Page to Agreement and Plan of Merger]

DAKOTA HOLDINGS, INC.
in its capacity as the Seller Representative

By:	Apollo Advisors VIII, L.P., its general partner

By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

[Signature Page to Agreement and Plan of Merger]

AP VIII DAKOTA HOLDINGS, L.P.,
in its capacity as the Seller Representative

By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

[Signature Page to Agreement and Plan of Merger]

AP VIII DAKOTA HOLDINGS, L.P.

By:	Apollo Advisors VIII, L.P., its general partner

By:	Apollo Capital Management VIII, LLC, its general partner

By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

AP DAKOTA CO-INVEST, L.P.

By:	AP Dakota Co-Invest GP, LLC, its general partner

By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

REVERENCE CAPITAL PARTNERS
OPPORTUNITIES FUND I, L.P.

By:	/s/ Milton Berlinski
Name: Milton Berlinski
Title: Managing Partner

REVERENCE CAPITAL PARTNERS
OPPORTUNITIES FUND I (AI), L.P.

By:	/s/ Milton Berlinski
Name: Milton Berlinski
Title: Managing Partner

REVERENCE CAPITAL PARTNERS
OPPORTUNITIES FUND I (CAYMAN), L.P.

By:	/s/ Milton Berlinski
Name: Milton Berlinski
Title: Managing Partner

[Signature Page to Agreement and Plan of Merger]

RCP I (CAYMAN) LOWER-TIER B LP

By:	/s/ Milton Berlinski
Name: Milton Berlinski
Title: Managing Partner

RCP DAKOTA CO-INVEST, L.P.

By:	/s/ Milton Berlinski
Name: Milton Berlinski
Title: Managing Partner

RCP DAKOTA CO-INVEST LOWER-TIER B LP

By:	/s/ Milton Berlinski
Name: Milton Berlinski
Title: Managing Partner

[Signature Page to Agreement and Plan of Merger]

ERIC ASSAM, by such person’s duly authorized attorney-in-fact, AP VIII DAKOTA HOLDINGS, L.P.

By:	Apollo Advisors VIII, L.P., its general partner

By:	Apollo Capital Management VIII, LLC, its general partner

By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

RHETT BOLLING, by such person’s duly authorized
attorney-in-fact, AP VIII DAKOTA HOLDINGS, L.P.

By:	Apollo Advisors VIII, L.P., its general partner

By:	Apollo Capital Management VIII, LLC, its general partner

By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

CHRIS BROCK, by such person’s duly authorized attorney-in-fact, AP VIII DAKOTA HOLDINGS, L.P.

By:	Apollo Advisors VIII, L.P., its general partner

By:	Apollo Capital Management VIII, LLC, its general partner

By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

[Signature Page to Agreement and Plan of Merger]

ADAM BUDGOR, by such person’s duly authorized
attorney-in-fact, AP VIII DAKOTA HOLDINGS, L.P.

By:	Apollo Advisors VIII, L.P., its general partner

By:	Apollo Capital Management VIII, LLC, its general partner

By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

MICHAEL FLASKEY, by such person’s duly authorized attorney-in-fact, AP VIII DAKOTA HOLDINGS, L.P.

By:	Apollo Advisors VIII, L.P., its general partner

By:	Apollo Capital Management VIII, LLC, its general partner

By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

KEITH HOLMES, by such person’s duly authorized
attorney-in-fact, AP VIII DAKOTA HOLDINGS, L.P.

By:	Apollo Advisors VIII, L.P., its general partner

By:	Apollo Capital Management VIII, LLC, its general partner

By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

[Signature Page to Agreement and Plan of Merger]

NIZAR JABARA, by such person’s duly authorized
attorney-in-fact, AP VIII DAKOTA HOLDINGS, L.P.

By:	Apollo Advisors VIII, L.P., its general partner

By:	Apollo Capital Management VIII, LLC, its general partner

By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

LILLIAN LUU, by such person’s duly authorized attorney-in-fact, AP VIII DAKOTA HOLDINGS, L.P.

By:	Apollo Advisors VIII, L.P., its general partner

By:	Apollo Capital Management VIII, LLC, its general partner

By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

KEVIN PEREIRA, by such person’s duly authorized
attorney-in-fact, AP VIII DAKOTA HOLDINGS, L.P.

By:	Apollo Advisors VIII, L.P., its general partner

By:	Apollo Capital Management VIII, LLC, its general partner

By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

[Signature Page to Agreement and Plan of Merger]

KENNETH SIEGEL, by such person’s duly authorized attorney-in-fact, AP VIII DAKOTA HOLDINGS, L.P.

By:	Apollo Advisors VIII, L.P., its general partner

By:	Apollo Capital Management VIII, LLC, its general partner

By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

JASON TOSTE, by such person’s duly authorized attorney-in-fact, AP VIII DAKOTA HOLDINGS, L.P.

By:	Apollo Advisors VIII, L.P., its general partner

By:	Apollo Capital Management VIII, LLC, its general partner

By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

AL WEISS, by such person’s duly authorized attorney-in-fact, AP VIII DAKOTA HOLDINGS, L.P.

By:	Apollo Advisors VIII, L.P., its general partner

By:	Apollo Capital Management VIII, LLC, its general partner

By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

[Signature Page to Agreement and Plan of Merger]

BRIAN GARAVUSO, by such person’s duly authorized attorney-in-fact, AP VIII DAKOTA HOLDINGS, L.P.

By:	Apollo Advisors VIII, L.P., its general partner

By:	Apollo Capital Management VIII, LLC, its general partner

By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

TONY WALKER, by such person’s duly authorized
attorney-in-fact, AP VIII DAKOTA HOLDINGS, L.P.

By:	Apollo Advisors VIII, L.P., its general partner

By:	Apollo Capital Management VIII, LLC, its general partner

By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

STEVI WARA, by such person’s duly authorized attorney-in-fact, AP VIII DAKOTA HOLDINGS, L.P.

By:	Apollo Advisors VIII, L.P., its general partner

By:	Apollo Capital Management VIII, LLC, its general partner

By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

[Signature Page to Agreement and Plan of Merger]

MARIA KALBER, by such person’s duly authorized
attorney-in-fact, AP VIII DAKOTA HOLDINGS, L.P.

By:	Apollo Advisors VIII, L.P., its general partner

By:	Apollo Capital Management VIII, LLC, its general partner

By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

JASON COHEN, by such person’s duly authorized attorney-in-fact, AP VIII DAKOTA HOLDINGS, L.P.

By:	Apollo Advisors VIII, L.P., its general partner

By:	Apollo Capital Management VIII, LLC, its general partner

By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

DAVID DOYLE, by such person’s duly authorized attorney-in-fact, AP VIII DAKOTA HOLDINGS, L.P.

By:	Apollo Advisors VIII, L.P., its general partner

By:	Apollo Capital Management VIII, LLC, its general partner

By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

[Signature Page to Agreement and Plan of Merger]

DFRB INVESTORS LLC, by such person’s duly authorized attorney-in-fact, AP VIII DAKOTA HOLDINGS, L.P.

By:	Apollo Advisors VIII, L.P., its general partner

By:	Apollo Capital Management VIII, LLC, its general partner

By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

2014 ELI J. FONSECA TRUST, by such person’s duly authorized attorney-in-fact, AP VIII DAKOTA HOLDINGS, L.P.

By:	Apollo Advisors VIII, L.P., its general partner

By:	Apollo Capital Management VIII, LLC, its general partner

By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

2014 ISABELLA H. FONSECA TRUST, by such person’s duly authorized attorney-in-fact, AP VIII DAKOTA HOLDINGS, L.P.

By:	Apollo Advisors VIII, L.P., its general partner

By:	Apollo Capital Management VIII, LLC, its general partner

By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

[Signature Page to Agreement and Plan of Merger]

2014 SOPHIA E. FONSECA TRUST, by such person’s duly authorized attorney-in-fact, AP VIII DAKOTA HOLDINGS, L.P.

By:	Apollo Advisors VIII, L.P., its general partner

By:	Apollo Capital Management VIII, LLC, its general partner

By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

WILLIAM MCCOY, by such person’s duly authorized attorney-in-fact, AP VIII DAKOTA HOLDINGS, L.P.

By:	Apollo Advisors VIII, L.P., its general partner

By:	Apollo Capital Management VIII, LLC, its general partner

By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

[Signature Page to Agreement and Plan of Merger]

VLADIMIR ANOKIN, by such person’s duly authorized attorney-in-fact, AP VIII DAKOTA HOLDINGS, L.P.

By:	Apollo Advisors VIII, L.P., its general partner

By:	Apollo Capital Management VIII, LLC, its general partner

By:	/s/ James Elworth
Name: James Elworth
Title: Vice President

KATHIE PRINCE, by such person’s duly authorized
attorney-in-fact, AP VIII DAKOTA HOLDINGS, L.P.

By:	Apollo Advisors VIII, L.P., its general partner

By:	Apollo Capital Management VIII, LLC, its general partner

By:	/s/ James Elworth
Name: James Elworth
Title: Vice President

JOHN COPPOLELLA, by such person’s duly authorized attorney-in-fact, AP VIII DAKOTA HOLDINGS, L.P.

By:	Apollo Advisors VIII, L.P., its general partner

By:	Apollo Capital Management VIII, LLC, its general partner

By:	/s/ James Elworth
Name: James Elworth
Title: Vice President

[Signature Page to Agreement and Plan of Merger]

SHANNON CUMMINGS, by such person’s duly authorized attorney-in-fact, AP VIII DAKOTA HOLDINGS, L.P.

By:	Apollo Advisors VIII, L.P., its general partner

By:	Apollo Capital Management VIII, LLC, its general partner

By:	/s/ James Elworth
Name: James Elworth
Title: Vice President

THAD GREGORY, by such person’s duly authorized
attorney-in-fact, AP VIII DAKOTA HOLDINGS, L.P.

By:	Apollo Advisors VIII, L.P., its general partner

By:	Apollo Capital Management VIII, LLC, its general partner

By:	/s/ James Elworth
Name: James Elworth
Title: Vice President

BRIAN KOCH, by such person’s duly authorized attorney-in-fact, AP VIII DAKOTA HOLDINGS, L.P.

By:	Apollo Advisors VIII, L.P., its general partner

By:	Apollo Capital Management VIII, LLC, its general partner

By:	/s/ James Elworth
Name: James Elworth
Title: Vice President

[Signature Page to Agreement and Plan of Merger]

ROBERT KRAWCZYK, by such person’s duly authorized attorney-in-fact, AP VIII DAKOTA HOLDINGS, L.P.

By:	Apollo Advisors VIII, L.P., its general partner

By:	Apollo Capital Management VIII, LLC, its general partner

By:	/s/ James Elworth
Name: James Elworth
Title: Vice President

DAVID LAGASSA, by such person’s duly authorized attorney-in-fact, AP VIII DAKOTA HOLDINGS, L.P.

By:	Apollo Advisors VIII, L.P., its general partner

By:	Apollo Capital Management VIII, LLC, its general partner

By:	/s/ James Elworth
Name: James Elworth
Title: Vice President

JIM MIKOLAICHIK, by such person’s duly authorized attorney-in-fact, AP VIII DAKOTA HOLDINGS, L.P.

By:	Apollo Advisors VIII, L.P., its general partner

By:	Apollo Capital Management VIII, LLC, its general partner

By:	/s/ James Elworth
Name: James Elworth
Title: Vice President

[Signature Page to Agreement and Plan of Merger]

PETE MITCHELL, by such person’s duly authorized
attorney-in-fact, AP VIII DAKOTA HOLDINGS, L.P.

By:	Apollo Advisors VIII, L.P., its general partner

By:	Apollo Capital Management VIII, LLC, its general partner

By:	/s/ James Elworth
Name: James Elworth
Title: Vice President

MARK NUZZO, by such person’s duly authorized
attorney-in-fact, AP VIII DAKOTA HOLDINGS, L.P.

By:	Apollo Advisors VIII, L.P., its general partner

By:	Apollo Capital Management VIII, LLC, its general partner

By:	/s/ James Elworth
Name: James Elworth
Title: Vice President

[Signature Page to Agreement and Plan of Merger]

REVERENCE CAPITAL PARTNERS
OPPORTUNITIES FUND I, L.P.

By:	/s/ Milton Berlinski
Name: Milton Berlinski
Title: Managing Partner

REVERENCE CAPITAL PARTNERS
OPPORTUNITIES FUND I (AI), L.P.

By:	/s/ Milton Berlinski
Name: Milton Berlinski
Title: Managing Partner

REVERENCE CAPITAL PARTNERS
OPPORTUNITIES FUND I (CAYMAN), L.P.

By:	/s/ Milton Berlinski
Name: Milton Berlinski
Title: Managing Partner

RCP I (CAYMAN) LOWER-TIER B LP

By:	/s/ Milton Berlinski
Name: Milton Berlinski
Title: Managing Partner

RCP DAKOTA CO-INVEST, L.P.

By:	/s/ Milton Berlinski
Name: Milton Berlinski
Title: Managing Partner

[Signature Page to Agreement and Plan of Merger]

Exhibit B

Stockholders Agreement

See attached.

Final Form

STOCKHOLDERS AGREEMENT

DATED AS OF [_________], 2021

7.7	Governing Law	42
7.8	Jurisdiction; Waiver of Jury Trial	42
7.9	Specific Performance	42
7.10	Entire Agreement	42
7.11	Severability	43
7.12	Table of Contents, Headings and Captions	43
7.13	Counterparts	43
7.14	Effectiveness of this Agreement	43
7.15	Certain Adjustments of Common Stock	43
7.16	No Recourse	43
7.17	Financing Cooperation	44

STOCKHOLDERS AGREEMENT

This Stockholders Agreement, dated as of [____________], 2021, is entered into by and among Hilton Grand Vacations Inc., a Delaware corporation (the “Company”), AP VIII Dakota Holdings, L.P., a Delaware limited partnership, and AP Dakota Co-Invest, L.P., a Delaware limited partnership (collectively, “Apollo”), and for the purposes of Sections 7.2 and 7.3 hereof, Hilton Worldwide Holdings Inc. (“Hilton”).

BACKGROUND:

WHEREAS, Apollo Beneficially Owns (as defined below) [•]% of the outstanding shares of common stock of Dakota Holdings, Inc., a Delaware corporation (“Dakota”), which indirectly wholly owns Diamond Resorts International, Inc. a Delaware corporation (“Diamond”);

WHEREAS, the Company, Diamond and the Sellers party thereto have entered into the Merger Agreement (as defined below) pursuant to which, among other things, Dakota would merge with and into Hilton Grand Vacations Borrower LLC, a Delaware limited liability company (“HGV Borrower”), and in connection with such merger and other related transactions, Apollo would receive such number of shares of Common Stock (as defined below) as set forth in the Merger Agreement, subject to the terms and conditions set forth therein;

WHEREAS, in connection with the transactions contemplated by the Merger Agreement, and as a condition to the consummation of the Merger, the Company and Apollo are entering into this Agreement (as defined below) to set forth certain understandings among such parties, including with respect to certain governance matters;

WHEREAS, the Company and Apollo intend the rights and obligations set forth herein to become automatically effective upon the Effective Time (as defined below); and

WHEREAS, the Company and Hilton are parties to a License Agreement dated as of January 2, 2017 pursuant to which the Company is granted, inter alia, certain rights to use trademarks, content, software and data of Hilton as well as certain marketing rights, and pursuant to which the consummation of the transactions contemplated by the Merger Agreement requires Hilton’s consent.

NOW, THEREFORE, in consideration of the foregoing, and the representations, warranties, covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:

ARTICLE I

INTRODUCTORY MATTERS

1.1 Defined Terms. In addition to the terms defined elsewhere herein, the following terms have the following meanings when used herein with initial capital letters:

“5% Stockholder” means, in connection with a proposed Transfer of Equity Securities of the Company, any Person or Group that has already filed and still has in effect, a Statement of Beneficial Ownership Report on Schedule 13D or Schedule 13G with the SEC which reports such Person’s or Group’s Beneficial Ownership of five percent (5%) or more of the total outstanding Common Stock at the time of such proposed Transfer (other than any investment company or mutual fund that has filed, or has a current obligation to file, a report on Schedule 13G (and not Schedule 13D) with respect to its ownership of shares of capital stock of the Company). The initial list of 5% Stockholders as of the date of this Agreement is set forth on Schedule 1.1, and the Company shall have the opportunity to update and amend such list by written notice on a quarterly basis and within the first twenty four (24) hours following the Company’s receipt of an Apollo Transfer Notice, in each case acting reasonably and in good faith, to add or remove, as applicable, any Person who at such time has become or ceases to be, as applicable, a 5% Stockholder.

“Activist Stockholder” means any Person who (i) has filed a Schedule 13D with respect to the Company within eighteen (18) months of any proposed Transfer or any investment vehicle, fund or account advised by such a Person or (ii) is reasonably known to have publicly engaged in activist campaigns in the three (3) years prior to the date of any such proposed Transfer, including by publicly stating an intention to or actually attempting to (pursuant to proxy solicitation, tender or exchange offer or other public means) (x) obtain a seat on the board of directors of a company, (y) run a “vote no” campaign or (z) cause a sale, spin-off or other corporate transaction, in each case to the extent set forth on Schedule 1.1 hereto, which schedule (a) shall be amended by the Company on a calendar quarterly basis and (b) may be amended by the Company within the first twenty four (24) hours following the Company’s receipt of an Apollo Transfer Notice, in each case acting reasonably and in good faith, to add or remove, as applicable, any Person who at such time satisfies or ceases to satisfy, as applicable, the foregoing criteria.

“Adverse Disclosure” means public disclosure of material, non-public information that, in the Board’s good faith judgment, after consultation with outside counsel to the Company, (a) would be required to be made in any Registration Statement or report filed with the SEC by the Company so that such Registration Statement or report would not be materially misleading and such material, non-public information would not be required to be made at such time but for the filing of such Registration Statement or report, and (b) the Company has a bona fide business purpose for not disclosing publicly.

“Advice” has the meaning set forth in Section 5.4(b).

“Affiliate” has the meaning set forth in Rule 12b-2 promulgated under the Exchange Act.

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“Agreement” means this Stockholders Agreement, as the same may be amended, supplemented, restated or otherwise modified from time to time in accordance with the terms hereof.

“Apollo” has the meaning set forth in the Preamble.

“Apollo Closing Shares” means shares of Common Stock acquired by the Apollo Entities pursuant to the Merger on the Closing Date.

“Apollo Designee” has the meaning set forth in Section 2.1(d).

“Apollo Designee Step-Up Right” has the meaning set forth in Section 2.1(b).

“Apollo Entities” means Apollo and each of its respective Controlled Affiliates.

“Apollo Party” or “Apollo Parties” means Apollo and each Permitted Transferee that becomes a party to this Agreement by executing a joinder agreement substantially in the form attached as Exhibit A to this Agreement.

“Apollo Transfer Notice” has the meaning set forth in Section 4.1(e).

“Audit Committee” means the audit committee of the Board, or another committee of the Board performing the function of overseeing audit, financial reporting, and similar matters that an audit committee of a public company that is listed on the Exchange customarily oversees.

“Audit Committee Requirement” means, with respect to any Apollo Designee who serves as a Director, (i) any and all eligibility requirements (including “independence” requirements) for membership on the Audit Committee as mandated by applicable Law, the rules of the Exchange, and the charter of the Audit Committee, including, without limitation, the “financial literacy” requirement set forth in NYSE Listed Company Manual Section 303A.07(a), and (ii) the Board or the Nominating and Corporate Governance Committee has conclusively determined such person to qualify as an “independent” Director in accordance with the conditions set forth pursuant to (i) above and any guidelines applicable to all Directors, as determined in good faith by the Board or the Nominating and Corporate Governance Committee.

“Beneficially Own” (including its correlative meanings, “Beneficial Owner” and “Beneficial Ownership”) has the meaning set forth in Rule 13d-3 promulgated under the Exchange Act.

“Board” means the board of directors of the Company.

“Board Stepdown” has the meaning set forth in Section 2.1(c).

“Business Day” means a day other than a Saturday, Sunday, holiday or other day on which commercial banks in New York, New York are authorized or required by Law to close.

“Closing” has the meaning set forth in the Merger Agreement.

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“Closing Date” means the date on which the Closing occurs.

“Committee” means any or all of the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee, and any other committee of the Board.

“Common Stock” means the shares of common stock, $0.01 par value per share, of the Company, and any other capital stock of the Company into which such common stock is reclassified or reconstituted and any other common stock of the Company.

“Company” has the meaning set forth in the Preamble.

“Company Governing Documents” has the meaning set forth in Section 4.4.

“Compensation Committee” means the compensation committee of the Board, or another committee performing the functions of overseeing executive compensation and related matters that a compensation committee of a public company that is listed on the Exchange customarily oversees.

“Control” (including its correlative meanings, “Controlled” and “Controlled by”) means possession, directly or indirectly, of the power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise) of a Person.

“Controlled Affiliate” means, with respect to Apollo, any entity that is Controlled by Apollo Global Management, Inc., including any of its direct and indirect Subsidiaries.

“Demand Party” has the meaning set forth in Section 5.2(a).

“Demand Suspension” has the meaning set forth in Section 5.2(a).

“Designee Qualifications” has the meaning set forth in Section 2.2.

“DGCL” means the Delaware General Corporation Law, as amended from time to time.

“Diamond” has the meaning set forth in the Recitals.

“Director” means any director of the Company.

“Director Confidentiality and Non-Use Agreement” means a Confidentiality and Non-Use Agreement, substantially in the form attached as Exhibit B to this Agreement, which the Company will require each Director that is not an employee of the Company to execute as a condition to such Director’s election or nomination for election and any subsequent nomination for re-election as a Director.

“Effective Date” means the Closing Date.

“Effective Time” has the meaning set forth in the Merger Agreement.

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“Equity Securities” means any and all (i) shares, interests, participations or other equivalents (however designated) of capital stock or other voting securities of a corporation, and any and all equivalent or analogous ownership (or profit) or voting interests in any Person that is not a corporation, (ii) securities convertible into or exchangeable for shares, interests, participations or other equivalents (however designated) of capital stock or voting securities of (or other ownership or profit or voting interests in) such Person, and (iii) any and all warrants, rights or options to purchase any of the foregoing, whether voting or nonvoting, and, in each case, whether or not such shares, interests, participations, equivalents, securities, warrants, options, rights or other interests are authorized or otherwise existing on any date of determination.

“Exchange” shall mean the New York Stock Exchange or any other exchange on which the Common Stock is listed.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, as the same may be amended from time to time.

“Governmental Authority” means any nation or government, any state or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

“Group” has the meaning assigned to it in Section 13(d)(3) of the Exchange Act and Rule 13d-5 thereunder.

“HGV Borrower” has the meaning set forth in the Recitals.

“Hilton” has the meaning set forth in the Preamble.

“Identified Person(s)” has the meaning set forth in Section 4.5(b).

“Indemnified Parties” has the meaning set forth in Section 5.5(a).

“Issuance Notice” has the meaning set forth in Section 4.2(a).

“Issuer Agreement” has the meaning set forth in Section 7.17.

“Law” means any statute, law (including common law), regulation, ordinance, rule, injunction, order, decree, governmental approval, directive, requirement, or other governmental restriction or any similar form of decision of, or determination by, or any interpretation or administration of any of the foregoing by, any Governmental Authority.

“Limited Guarantee” means that certain Limited Guarantee, dated as of even date herewith, substantially in the form attached as Exhibit F to this Agreement.

“Market Price” means, as of any date, the last reported trading price of the Common Stock as of the end of regular trading hours on the Exchange on such date or, if the Common Stock is not listed on an Exchange, the fair market value per share of the Common Stock as determined in good faith by the Board as of such date.

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“Merger Agreement” means that certain Merger Agreement, dated as of March 10, 2021, among the Company, HGV Borrower, Diamond, the Apollo Parties and the Seller Parties.

“New Issuance” has the meaning set forth in Section 4.2(a).

“New Issuance Closing” has the meaning set forth in Section 4.2(c).

“New Securities” means (a) any shares of Common Stock, other than any shares of Common Stock that are: (i) issued to employees, officers or directors of, or consultants to, the Company or any of its Affiliates pursuant to any plan or arrangement approved by the Board (or a duly authorized committee thereof); (ii) issued as consideration to the seller(s) for the acquisition by the Company (or any of its Affiliates) of any business, assets or property of any third party, by merger, sale of assets, sale of stock or otherwise; (iii) issued upon conversion or exercise of convertible securities, options, warrants or other similar securities; or (iv) securities distributed or set aside ratably to all holders of Common Stock on a per share equivalent basis, or (b) any preferred or debt securities that are convertible into or exchangeable for shares of Common Stock other than those issued as a dividend to holders of shares of Common Stock pursuant to a stockholder or shareholder rights plan, commonly referred to as “poison pill” (“Rights Plan”).

“Nominating and Corporate Governance Committee” means the nominating and corporate governance committee of the Board, or another committee performing the functions of nominating or selecting Persons for election or appointment to the Board.

“Per Security Offering Price” has the meaning set forth in Section 4.2(a).

“Permitted Loan” has the meaning set forth in Section 4.1(b)(iii).

“Permitted Transfer” has the meaning set forth in Section 4.1(b).

“Permitted Transferee” has the meaning set forth in Section 4.1(a).

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, a cooperative, an unincorporated organization, or other form of business organization, whether or not regarded as a legal entity under applicable Law, or any Governmental Authority or any department, agency or political subdivision thereof.

“Private Placement” has the meaning set forth in Section 4.2(a).

“Pro Rata Portion” has the meaning set forth in Section 4.2(a).

“Public Offering” means a public offering of equity securities of the Company or any successor thereto or any Subsidiary of the Company pursuant to a registration statement declared effective under the Securities Act.

“Registrable Securities” means all Apollo Closing Shares and any securities into which such shares of Common Stock may be converted or exchanged pursuant to any merger,

6

consolidation, sale of all or any part of its assets, corporate conversion or other extraordinary transaction of the Company. As to any Registrable Securities, such securities will cease to be Registrable Securities when: (a) a registration statement covering such Registrable Securities has been declared effective and such Registrable Securities have been disposed of pursuant to such effective registration statement; (b) such Registrable Securities shall have been sold pursuant to Rule 144 (or any similar provision then in effect) under the Securities Act; (c) such Registrable Securities may be sold pursuant to Rule 144 (or any similar provision then in effect) without limitation thereunder on volume or manner of sale, unless such Registrable Securities are held by a holder that beneficially owns 5% or more of the then outstanding shares of Common Stock; or (d) such Registrable Securities cease to be outstanding.

“Registration Expenses” means any and all reasonable and documented out-of-pocket expenses incurred by the Company in connection with the Company’s performance of or compliance with the provisions of Article V (Registration Rights), including (to the extent in connection therewith):

(a)

all SEC, stock exchange, or FINRA registration and filing fees (including, if applicable, the fees and expenses of any “qualified independent underwriter,” as such term is defined in Rule 5121 of FINRA, and of its counsel);

(b)	all fees and expenses of complying with securities or blue sky Laws (including fees and disbursements of counsel for the underwriters in connection with blue sky qualifications);

(c)	all printing, messenger and delivery expenses;

(d)	all fees and expenses incurred in connection with the listing of any securities on any securities exchange and all rating agency fees;

(e)

the reasonable and documented fees and disbursements of outside counsel for the Company and of its independent public accountants, including the expenses of any special audits and/or “cold comfort” letters required by or incident to such performance and compliance;

(f)

any reasonable and documented fees and disbursements of underwriters customarily paid by the issuers of securities, including liability insurance if the underwriters so require and the reasonable and documented fees and expenses of any special experts retained by the Company if the underwriters so require in connection with the requested registration;

(g)

the reasonable and documented out-of-pocket costs and expenses of the Company relating to analyst and investor presentations or any “road show” undertaken in connection with the registration and/or marketing of the Registrable Securities; and

(h)	any other reasonable and documented out-of-pocket fees and disbursements customarily paid by the issuers of securities.

“Related Party” or “Related Parties” has the meaning set forth in Section 7.16.

“Restricted Entities” means (i) timeshare or vacation ownership companies engaged in the business of marketing, selling or financing vacation ownership interests or timeshare intervals or managing or operating timeshare resorts that, in each case, compete with the Company and are listed on Exhibit C to this Agreement or (ii) hotel companies principally engaged in the business of owning, operating, managing, franchising or branding hotel and

7

lodging properties, internet travel intermediaries and peer to peer inventory or home sharing providers that, in each case, compete with Hilton and are listed on Exhibit D to this Agreement; provided, that the Company or Hilton, as applicable, shall have the opportunity to update and amend such lists by written notice on a calendar quarterly basis and otherwise within the first twenty four (24) hours following the Company’s receipt of an Apollo Transfer Notice, in each case acting reasonably and in good faith, to add or remove, as applicable, any Person who at such time has become or ceases to be, as applicable, a Restricted Entity.

“Restricted Period” means the period commencing on the Closing Date until and including the 180th day after the Closing Date.

“Restricted Persons” means (i) any Restricted Entity, (ii) any 5% Stockholder and (iii) any Activist Stockholder.

“Reverence Persons” means, collectively, [RCP Dakota Co-Invest, L.P., a Cayman Islands exempted limited partnership, Reverence Capital Partners Opportunities Fund I, L.P., a Delaware limited partnership, Reverence Capital Partners Opportunities Fund I (Cayman), L.P., a Cayman Islands exempted limited partnership, Reverence Capital Partners Opportunities Fund I (AI), L.P., a Delaware limited partnership, RCP I (Cayman) Lower-Tier B LP, a Cayman Islands exempted limited partnership, and RCP Dakota Co-Invest Lower-Tier B LP, a Cayman Islands exempted limited partnership].1

“Routine Matters” means the election of directors, the approval (on a non-binding basis) of the compensation of the Company’s named executive officers, the ratification of the appointment of the Company’s independent auditors, and an amendment to the Company’s 2017 Omnibus Incentive Plan, as amended, and/or the adoption of a new or replacement equity compensation plan.

“SEC” means the U.S. Securities and Exchange Commission or any successor agency.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, as the same may be amended from time to time.

“Sell-Down Level” has the meaning set forth in Section 4.3(d).

“Sell-Down Level Ownership Percentage” means the percentage that is derived by dividing the Sell-Down Level by the total number of shares of Common Stock outstanding (as disclosed in the most recent SEC filing of the Company at the time of each applicable Sell-Down Level event specified in Section 4.3(d)).

“Seller Parties” means, collectively, the Reverence Persons and each other Person set forth on Schedule 7.2.

“Selling Holder” has the meaning set forth in Section 5.5(a).

[1]	To be updated as necessary to reflect the pre-closing reorganization of certain Reverence Persons in accordance with Section 6.19(k) of the Merger Agreement.

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“Standstill Removal Date” means the later of the date on which (i) Apollo ceases to Beneficially Own at least five percent (5%) of the outstanding shares of Common Stock, and (ii) Apollo’s right to designate at least one Apollo Designee pursuant to Section 2.1 terminates.

“Stock Acquisition” means any acquisition (whether direct or indirect, including by way of merger, share exchange, consolidation, business combination or other similar transaction) by the Company of any entity or assets pursuant to which the Company issues shares of Common Stock or securities that are convertible into or exchangeable for shares of Common Stock as consideration to the seller(s).

“Subsidiary” means, with respect to any Person, any corporation, limited liability company, partnership, association or other business entity of which: (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, representatives or trustees thereof is at the time owned or Controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof; or (ii) if a limited liability company, partnership, association or other business entity, a majority of the total voting power of stock (or equivalent ownership interest) of the limited liability company, partnership, association or other business entity is at the time owned or Controlled, directly or indirectly, by that Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to own, Control or have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or Control the managing director or member, or general partner, of such limited liability company, partnership, association or other business entity.

“Total Number of Directors” means the total number of authorized Directors comprising the entire Board.

“Transfer” (including its correlative meaning, “Transferred”) shall mean, with respect to any Equity Security, directly or indirectly, by operation of Law, contract or otherwise, (i) to sell, contract to sell, give, assign, offer, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of any economic, voting or other rights in or to such Equity Security, in whole or in part, (ii) to engage in any hedging, swap, forward contract or other transaction that is designed to or which reasonably could be expected to lead to or result in a transfer or other disposition of Beneficial Ownership of, or pecuniary interest in, or the economic consequences of having Beneficial Ownership of, such Equity Security, including any short sale or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to such Equity Security, or (iii) to enter into a short sale of, or trade in, such Equity Security, or enter into any transaction with respect to derivative securities representing the right to vote or economic benefits of, such Equity Security. When used as a noun, “Transfer” shall have such correlative meaning as the context may require.

“Voting Securities” means shares of Common Stock and any other securities of the Company entitled to vote generally in the election of Directors.

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1.2 Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction will be applied against any party. Unless the context otherwise requires: (a) “or” is disjunctive but not exclusive, (b) words in the singular include the plural, and in the plural include the singular, (c) the words “hereof”, “herein”, and “hereunder” and words of similar import when used in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement, (d) the word “including” and words of similar import when used in this Agreement mean “including, without limitation,” unless otherwise specified, (e) the word “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends and such phrase shall not mean simply “if”, (f) references to “day” means a calendar day unless otherwise indicated as a “Business Day”, and (g) references to “$” means U.S. dollars, the lawful currency of the United States of America. Section references are to this Agreement unless otherwise specified and references to clauses without a cross-reference to a Section or subsection are references to clauses within the same Section or, if more specific, subsection. When calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period is excluded. If the last day of such period is a non-Business Day, the period in question ends on the next succeeding Business Day.

ARTICLE II

CORPORATE GOVERNANCE MATTERS

2.1 Composition of the Board.

(a) From and after the Effective Date, subject to the terms and conditions of this Article II, Apollo shall have the right (but not the obligation) to designate, and the individuals nominated for election as Directors by or at the direction of the Board or a duly-authorized committee thereof shall include, two (2) individuals who meet the Designee Qualifications to serve as Directors; provided, that as long as the Apollo Parties, in the aggregate, Beneficially Own at least [______]2 of the Apollo Closing Shares, if the Total Number of Directors is eleven (11) or more, then Apollo shall be entitled to designate one (1) additional individual who meets the Designee Qualifications for each three (3) Directors in excess of nine (9) Directors. The Company hereby acknowledges and agrees that each of the individuals set forth on Schedule 2.1(a) meets the Designation Qualifications to serve as a Director (the “Pre-Qualified Apollo Designees”) as of the date of this Agreement and, subject to confirmation from each Pre-Qualified Apollo Designee that each such Person continues to meet the Designee Qualifications at such time, immediately prior to any such person being designated to serve as a Director, as of the Effective Time.

(b) For the avoidance of doubt, if the Total Number of Directors is increased and such increase correspondingly results in increase in the number of Directors that Apollo is entitled to designate in accordance to Section 2.1(a) and then subsequently reduced, the number of individuals that Apollo is entitled to designate pursuant to Section 2.1(a) shall be

[2]	Equal to 20% of the outstanding shares of Common Stock immediately after the Closing after giving effect to the stock issuance at Closing.

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automatically reduced to the number of individuals that Apollo would otherwise be entitled to designate pursuant to Section 2.1(a); provided, that, if the Total Number of Directors is thereafter increased again, the number of designees shall increase in accordance with Section 2.1(a). The foregoing right of Apollo to designate additional Apollo Designees in the event the Total Number of Directors increases in accordance Section 2.1(a) is referred to as the “Apollo Designee Step-Up Right.” For the avoidance of any doubt, the Apollo Designee Step-Up Right shall terminate immediately when Apollo no longer Beneficially Owns at least [______] of the Apollo Closing Shares.3

(c) Notwithstanding the foregoing provisions of Section 2.1(a), the number of individuals that Apollo is entitled to designate to serve as Directors pursuant to Section 2.1 shall be reduced to: (i) one (1) director if, at any time, Apollo Parties, in the aggregate, Beneficially Own at least [______] of the Apollo Closing Shares but less than [______] of the Apollo Closing Shares4; and (ii) no Directors if, at any time, the Apollo Parties, in the aggregate, Beneficially Own less than [______] of the Apollo Closing Shares5. Any step-down reductions in the number of individuals that Apollo is entitled to designate to serve as Directors pursuant to the immediately preceding sentence or Section 2.1(b) is referred to in either case hereinafter as the “Board Stepdown.”

(d) If at any time Apollo has designated fewer than the total number of individuals that Apollo is then entitled to designate pursuant to Section 2.1(a), Apollo shall have the right (but not the obligation) to designate such number of additional individuals who meet the Designee Qualifications that Apollo is entitled to designate, in which case, any individuals nominated by or at the direction of the Board or any duly-authorized committee thereof for election as Directors to fill any vacancy or newly created directorships on the Board shall include such designees, and the Company shall use its best efforts to effect the election of such additional designees, whether by increasing the size of the Board, causing the election of such additional designees to fill any vacancies, or otherwise. Each such individual whom Apollo shall actually designate pursuant to this Section 2.1 and who qualifies to serve and is thereafter elected as a Director shall be referred to herein as an “Apollo Designee”.

(e) Subject to the terms of this Section 2.1 and Section 2.5, Apollo shall have the exclusive right to remove, whether with or without cause, any Apollo Designee at any time; provided, that Apollo shall provide at least five (5) Business Days’ notice of any such removal, which notice shall include the reason for removal and any other information required to be disclosed pursuant to Item 5.02 of Form 8-K. Subject to the provisions of this Article II, including the qualification provisions in Section 2.3, Apollo shall also have the right to replace any Apollo Designee. In the event that a vacancy is created at any time by the death, disability, retirement, removal or resignation of any Apollo Designee, except in the case of vacancy resulting from, or related to, the Board Stepdown, any individual nominated or appointed by or at

[3]	See immediately preceding note.
[4]	Equal to 5% and 15%, respectively, of the outstanding shares of Common Stock immediately after the Closing after giving effect the stock issuance at Closing.
[5]	Equal to 5% of the outstanding shares of Common Stock immediately after Closing after giving effect the stock issuance at Closing.

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the direction of the Board or any duly-authorized committee thereof to fill such vacancy shall be, and the Company shall use its reasonable best efforts to cause such vacancy to be filled by, a new designee of Apollo who meets the Designee Qualifications, and the Company and the Board shall take, to the fullest extent permitted by Law, at any time and from time to time, all actions necessary to accomplish the same as soon as possible following such designation.

(f) After receipt of written notice of designations from Apollo pursuant to this Section 2.1, the Company and the Board shall take all action necessary to cause each individual designated by Apollo who meets the Designee Qualifications to be appointed to the Board after the Effective Date; provided, that if Apollo provides written notice of such designations after mailing of the Company’s proxy statement relating to its next annual meeting of stockholders occurring after the Effective Date, but prior to such annual meeting, such appointment shall occur immediately after such annual meeting.

(g) For any designation pursuant to this Section 2.1 that occurs after the Effective Date in connection with an election of Directors by the stockholders of the Company, Apollo shall identify its designee or designees by written notice to the Company no less than ninety (90) days prior to the date of the meeting of stockholders of the Company to be called for the purpose of electing Directors. So long as an individual designated by Apollo pursuant to this Section 2.1 meets, and continues to meet at each time of re-election, the Designee Qualifications, the Company shall, to the fullest extent permitted by Law, include such individual in the slate of nominees recommended by the Board at any meeting of stockholders called for the purpose of electing Directors, and use its reasonable best efforts to cause the election of such individual to the Board, including nominating such individual to be elected as a Director as provided herein, recommending such individual’s election and soliciting proxies or consents in favor thereof.

(h) The Company shall at all times provide each Apollo Designee (in his or her capacity as a member of the Board) with the same rights to indemnification and exculpation that it provides to other Directors. In addition, in his or her capacity as a member of the Board or any applicable Committee on which he or she formally serves as a member, such Apollo Designee shall be entitled to receive (i) any and all applicable Director and Committee fees and compensation that are payable to the Company’s non-management Directors as part of the Company’s director compensation plan, and (ii) reimbursement of all reasonable, documented out-of-pocket expenses that he or she incurs in connection with performing Board and any applicable Committee duties consistent with the Company’s expense reimbursement policy applicable to non-management Directors.

(i) The Apollo Designees may be Affiliates of Apollo or non-Affiliates of Apollo, or any combination thereof.

2.2 Qualification of Apollo Designee.

(a) Each Apollo Designee shall, at the time of his or her nomination or appointment as a Director and at all times thereafter until such individual ceases to serve as a Director:

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(i) meet and comply with any and all policies, procedures, processes, codes, rules, standards and guidelines of the Company applicable to all non-employee Board members, including the Company’s code of business conduct and ethics, securities trading policies and corporate governance guidelines;

(ii) not be involved in any of the events enumerated in Item 2(d) or Item 2(e) of Schedule 13D under the Exchange Act or Item 401(f) of Regulation S-K under the Securities Act;

(iii) not be subject to any order, decree or judgment of any Governmental Authority prohibiting service as a director of any public company; and

(iv) not be an employee, officer, or director of, or consultant to, or be receiving any compensation or benefits from, any Restricted Entity (unless otherwise agreed to by the Nominating and Corporate Governance Committee).

(b) As a condition to each Apollo Designee’s election or nomination for election and any subsequent nomination for election as a Director, such Apollo Designee shall have executed and delivered to the Company a Director Confidentiality and Non-Use Agreement.

(c) Other than with respect to the initial appointment of two (2) Apollo Designees from the list of the Pre-Qualified Apollo Nominees at the Effective Time, each Apollo Designee, as a condition to his or her initial appointment or election to the Board and any re-nomination for election to the Board, must be willing to be interviewed by the Nominating and Corporate Governance Committee on the same basis as any other new or returning, as applicable, candidate for appointment or election to the Board and must be reasonably satisfactory to the Nominating and Corporate Governance Committee acting in good faith. Apollo, in its capacity as a stockholder of the Company, on behalf of itself and other Apollo Parties, and each Apollo Designee, shall deliver such questionnaires and otherwise provide such information as are reasonably requested by the Company in connection with assessing qualification, independence and other criteria applicable to Directors, or required to be provided by directors, candidates for director, and their Affiliates and representatives for inclusion in a proxy statement or other filing required by applicable Law and the rules of the Exchange, in each case to the same extent requested or required of other candidates for appointment or election to the Board. The requirements set forth in this Section 2.2(c) shall also apply to any Apollo Designee who is designated to serve as a member of the Audit Committee in accordance with Section 2.3 and may include such additional questionnaires and information as are required or reasonably requested of each other candidate for appointment or election to the Audit Committee in connection with assessing the Audit Committee Requirement and such other qualification, independence and other criteria applicable to members of the Audit Committee, or required to be provided by directors, candidates for director, and their Affiliates and representatives to assist in the determination of their qualification to serve on audit committees of public companies that are listed on the Exchange.

The requirements set forth in this Section 2.2 are referred to, collectively, as the “Designee Qualifications”.

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2.3 Audit Committee Membership; Observation Rights.

(a) Apollo shall be entitled, but not obligated, to designate one Apollo Designee serving as a Director on the Board to serve as a member of the Audit Committee, subject to such Apollo Designee meeting the Audit Committee Requirement, as a full member with the same voting and other privileges as other members of the Committee.

(b) Until Apollo either no longer has any rights under Section 2.1 to designate any Apollo Designee to serve on the Board or Apollo irrevocably waives any such rights in writing, the Company shall not amend the certificate of incorporation, bylaws or any other organizational documents of the Company, or the charter or other governing documents of any Committee of the Board, in any manner that disproportionately and adversely affects the right of any Apollo Designee to be a member of the Audit Committee relative to any other member or prospective member of the Audit Committee (except to the extent otherwise required by Law or the rules of the Exchange).

(c) Apollo Designees may attend, on a non-voting basis, any meetings of the Audit Committee (except with respect to an Apollo Designee who is a member thereof pursuant to Section 2.2(a)), the Compensation Committee, the Nominating and Corporate Governance Committee and any other Committee strictly as an observer, except when such attendance would reasonably be expected to present an actual or likely conflict of interest for Apollo Designees in the good faith opinion of the applicable Committee.

2.4 Service on Specified Boards. Apollo shall not designate any individual pursuant to Section 2.1 who, at the time of such designation, is a member or has been nominated to serve as a member of the board of directors or similar governing body of any Restricted Person. If an Apollo Designee becomes a member of the board of directors or similar governing body of any Restricted Person, Apollo shall use its reasonable best efforts to cause such Apollo Designee to promptly tender to the Board his or her resignation as a Director. In the event any Apollo Designee is to promptly tender to the Board his or her resignation as a Director, the Board shall be entitled to take all necessary steps to remove such Director promptly, without prejudice to Apollo’s Board designation right pursuant to Section 2.1.

2.5 Resignations.

(a) Notwithstanding anything to the contrary in this Agreement, if, at any time, the Apollo Parties, in the aggregate, Beneficially Own (i) less than [______] of the Apollo Closing Shares, but greater than [______] of the Apollo Closing Shares, Apollo shall immediately use its reasonable best efforts to cause all Apollo Designees but one to promptly tender his, her or their resignation from the Board and any applicable Committee such that there is only one Apollo Designee serving on the Board, and (ii) less than [______] of the Apollo Closing Shares, Apollo shall immediately use its reasonable best efforts to cause all Apollo Designees to promptly tender his, her or their resignation from the Board and any applicable Committee such that there is no Apollo Designee serving on the Board.

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(b) In the event that the number of designees that Apollo is entitled to appoint as Directors pursuant to Section 2.1(a) is reduced and adjusted in accordance with Section 2.1(b), Apollo shall immediately use its reasonable best efforts to cause such excess number of Apollo Designees to promptly tender his, her or their resignation from the Board and any applicable Committee.

(c) If Apollo is required to use its reasonable best efforts to cause any Apollo Designee to tender his, her or their resignation from the Board and the relevant Apollo Designee does not promptly tender his, her or their resignation from the Board, such Apollo Designee shall not thereafter be entitled to participate as a member of the Board or any applicable Committee pursuant to this Agreement, and the Board shall be entitled to take all necessary actions to promptly remove such Apollo Designee from the Board and any applicable Committees.

2.6 Board Meetings. Notwithstanding anything to the contrary in the organizational documents of the Company or otherwise, the Company shall use its reasonable best efforts to provide written notice of each meeting of the Board or any Committee, whether regular or special, to each Apollo Designee at least one (1) Business Day prior to such meeting.

ARTICLE III

VOTING MATTERS

3.1 Voting on Routine Matters. At any annual or special meeting of stockholders of the Company (or if action is taken by written consent of stockholders of the Company in lieu of a meeting), the Apollo Parties shall vote, or cause to be voted (including, if applicable, by written consent), all Voting Securities Beneficially Owned by Apollo Entities in favor of the Board’s recommendation with respect to (i) a slate of directors recommended by the Board and (ii) all other Routine Matters.

3.2 Voting with respect to Other Matters. At any annual or special meeting of stockholders of the Company (or if action is taken by written consent of stockholders of the Company in lieu of a meeting), with respect to any matter other than those matters set forth in Section 3.1 above, the Apollo Parties shall be free to vote (including by written consent) at their sole discretion any and all Voting Securities Beneficially Owned up to [         ] ( %)6 (the “Maximum Voting Percentage”). In the event that the total aggregate voting power for all Equity Securities Beneficially Owned by the Apollo Entities exceeds the Maximum Voting Percentage, whether as a result of share repurchases or any other transaction causing a decrease to the total number of outstanding shares of Common Stock, then the Apollo Entities shall vote or cause to be voted (including, if applicable, by written consent), any Voting Securities Beneficially Owned by Apollo Entities in excess of the Maximum Voting Percentage pro rata with all other stockholders of the Company (other than the Apollo Entities) with respect to any matter other than those matters set forth in Section 3.1 above.

[6]	To be equal to the initial Apollo ownership percentage derived from dividing (a) the Apollo Closing Shares by (b) the total number of shares of Common Stock outstanding as of the Effective Time.

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3.3 Quorum. At each meeting of stockholders of the Company, Apollo Entities shall cause all of the Voting Securities Beneficially Owned by Apollo Entities to be present in person or by proxy for quorum purposes.

ARTICLE IV

ADDITIONAL COVENANTS

4.1 Transfer Restrictions.

(a) During the Restricted Period, no Apollo Party shall Transfer any shares of Common Stock, other than pursuant to a Permitted Transfer.

(b) “Permitted Transfer” means:

(i) a Transfer to another Apollo Party or, upon prior written notice and subject to the execution of a joinder agreement as set forth in the proviso below, an Apollo Entity;

(ii) a Transfer that has previously been approved in writing by the Company in its sole discretion (subject also to compliance with Section 7.3); or

(iii) a Transfer in connection with (x) a total return swap; provided that written notice of any such total return swap, which shall include the number of shares of Common Stock underlying such total return swap, shall be provided to the Company, or (y) a bona fide loan or other financing arrangement, including pledging, hypothecating or otherwise granting a security interest in any shares of Common Stock or securities convertible into or exchangeable for Common Stock to one or more lending institutions as collateral or security for any loan, advance or extension of credit and any transfer upon foreclosure upon such shares of Common Stock or such securities, so long as, in each case, the counterparty to any such transaction is not a Restricted Person (each, a “Permitted Loan”), in each case of the foregoing clauses (x) and (y), with a counterparty that is one or more nationally recognized financial institutions reasonably acceptable to the Company (it being agreed that each of the institutions set forth on Exhibit G shall be considered a financial institution reasonably acceptable to the Company);

provided, that any transferee who receives shares of Common Stock pursuant to a Permitted Transfer in accordance with clause (i) or (ii) above during the Restricted Period or any Apollo Entity who receives shares of Common Stock pursuant to a Permitted Transfer in accordance with clause (i) above at any time while this Agreement remains in effect (each, a “Permitted Transferee”) must execute a joinder agreement substantially in the form of Exhibit A hereto and agree to be bound by the terms of this Agreement as if they were an original party (in the capacity of an Apollo Party) hereto. For the avoidance of doubt, any Permitted Transfer pursuant to Section 4.1(b)(iii)(x) shall be deemed to be a Transfer of shares of Common Stock underlying any such total return swap, and the Apollo Party transferor shall no longer be considered to Beneficially Own such shares of Common Stock for purposes of determining the Apollo Entities’ Beneficial Ownership of Apollo Closing Shares under this Agreement.

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(c) Following the Restricted Period and prior to the Standstill Removal Date, the Apollo Parties shall only Transfer shares of Common Stock (i) in any Permitted Transfer and (ii) otherwise so long as: (A) the Transfer shall be in compliance with the volume and manner of sale requirements of subsections (e) and (f) of Rule 144 of the Securities Act (and any other applicable requirements of Rule 144); (B) the transferee is not a Restricted Person and the Transfer is of less than 5% of the total number of outstanding shares of Common Stock to any Person or Group; or (C) if the Transfer is pursuant to an underwritten public offering or a block trade, the Apollo Parties shall have instructed the managing underwriter(s) or broker(s) (x) not to Transfer any shares of Common Stock to any Restricted Person, and (y) not to Transfer 5% or more of the total number of outstanding shares of Common Stock to any Person or Group. For purposes of this Section 4.1(c), the total number of shares of Common Stock outstanding at any time shall be the number specified in the most recent SEC filing of the Company disclosing the total number of shares of Common Stock outstanding.

(d) Any Transfer or attempted Transfer of Equity Securities of the Company in violation of this Section 4.1 shall, to the fullest extent permitted by applicable Law, be null and void ab initio, and the Company shall not, and shall instruct its transfer agent and other third parties not to, record or recognize any such purported transaction on the books of the Company.

(e) Prior to any proposed Transfer by an Apollo Party contemplated by Section 4.1(b)(ii), Apollo shall provide an Apollo Transfer Notice to the Company in writing at least two (2) days prior to such proposed Transfer (provided, that, if such Apollo Transfer Notice is provided by 9:00 am ET on a Friday that is a Business Day, then such Apollo Transfer Notice may be provided, and proposed Transfer may be consummated after 4:00 pm ET, on such same Business Day, subject to the consent requirements of Section 4.1(b)(ii)). During such notice period, Apollo agrees to negotiate in good faith with the Company in the event the Company elects to offer to purchase all or any portion of shares of Common Stock that Apollo proposes to Transfer. For the purposes of this Section 4.1(e), “Apollo Transfer Notice” shall include the proposed number of shares of Common Stock to be Transferred by Apollo in connection with such notice, (ii) the identity or identities of the prospective purchasers, if known, and the proposed manner of sale, (iii) the purchase price per share of Common Stock offered by such prospective purchasers, or the purchase price proposed by the applicable Apollo Entity, as applicable, and (iv) the proposed Transfer date. Nothing in this Section 4.1(e) shall limit or modify the consent requirements of Section 4.1(b)(ii).

(f) Any certificates for shares of Common Stock held by an Apollo Party as of the Effective Date shall bear a legend or legends (and appropriate comparable notations or other arrangements will be made with respect to shares maintained in the form of book entries) referencing restrictions on transfer of such shares under the Securities Act and under this Agreement which legend shall state in substance:

THESE SECURITIES AND THE SECURITIES ISSUABLE UPON THE EXCHANGE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT (1) PURSUANT TO AN

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EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT RELATING TO SUCH SECURITIES UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND THE SECURITIES LAWS OF OTHER JURISDICTIONS.

THESE SECURITIES ARE SUBJECT TO TRANSFER AND OTHER RESTRICTIONS SET FORTH IN THE STOCKHOLDER AGREEMENT, DATED AS OF [__], 2021, BETWEEN HILTON GRAND VACATIONS INC., AP VIII DAKOTA HOLDINGS, L.P., AND AP DAKOTA CO-INVEST, L.P., AS IT MAY BE AMENDED, SUPPLEMENTED, RESTATED OR OTHERWISE MODIFIED FROM TIME TO TIME, COPIES OF WHICH ARE ON FILE WITH THE SECRETARY OF HILTON GRAND VACATIONS INC.

Notwithstanding the foregoing, upon the request of the applicable Apollo Party, (i) in connection with any Transfer of Common Stock Transferred in accordance with the terms of this Agreement, the Company shall promptly cause the second paragraph of the legend (or notation) to be removed upon such Transfer if such restrictions would not be applicable following such Transfer, and (ii) following receipt by the Company of an opinion of counsel reasonably satisfactory to the Company to the effect that such legend (or notation) is no longer required under the Securities Act and applicable state securities Laws, the Company shall promptly cause the first paragraph of the legend (or notation) to be removed from any Common Stock to be Transferred in accordance with the terms of this Agreement.

(g) Apollo will reimburse any reasonable out-of-pocket costs and expenses incurred by the Company in connection with any Transfer of shares of Common Stock pursuant to this Section 4.1, including but not limited to the costs and expenses incurred in connection with the removal of any restrictive legends and pursuant to the Financing Cooperation obligations set forth in Section 7.17.

4.2 Right of First Refusal.

(a) If the Company, at any time or from time to time following the Effective Date, proposes to issue (a “New Issuance”) any New Securities, in an offering that is (i) not an underwritten public offering or (ii) an offering pursuant to Rule 144A (or a successor rule) under the Securities Act (any such offering, a “Private Placement”), the Company shall provide Apollo with written notice (an “Issuance Notice”) of such New Issuance at least ten (10) Business Days prior to the issuance of such New Securities. The Issuance Notice shall set forth the material terms and conditions of the New Issuance, including (i) the proposed number of New Securities if known or, if not known, an estimate thereof, (ii) a description of the New Securities and proposed manner of sale, (iii) the purchase price per New Security (or conversion price or premium in the event of an offering of convertible debt) (the “Per Security Offering Price”) if known or, if not known, an estimate thereof, and (iv) the proposed issuance date if known or, if not known, an estimate thereof. Apollo shall be entitled to purchase (either directly or through any other Apollo Parties or any of Apollo’s Controlled Affiliates that are Permitted Transferees), at the Per Security Offering Price and on the other terms and conditions specified in the Issuance

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Notice, up to the number of such New Securities that would result in the percentage of the total number of outstanding shares of Common Stock that is Beneficially Owned in the aggregate by all Apollo Entities immediately following such New Issuance being equal to the percentage of the total number of outstanding shares of Common Stock that was Beneficially Owned in the aggregate by all Apollo Entities immediately prior to such New Issuance, provided that for this purpose such percentage shall not exceed the Sell-Down Level Ownership Percentage (such percentage, the “Pro Rata Portion”). For purposes of this Section 4.1(c), in calculating the percentage of the total number of outstanding shares of Common Stock that is Beneficially Owned in the aggregate by all Apollo Entities, the total number of shares of Common Stock outstanding as disclosed in the most recent SEC filing of the Company shall be used.

(b) In order for Apollo to exercise its rights under this Section 4.2, it must deliver written notice of its election to purchase (either directly or through any other Apollo Parties or any of Apollo’s Controlled Affiliates that are Permitted Transferees) such New Securities to the Company within five (5) Business Days after receipt of the Issuance Notice, which notice shall specify the number of New Securities requested to be purchased by Apollo. Delivery of such notice shall constitute a binding commitment of Apollo to purchase (either directly or through any other Apollo Parties or any of Apollo’s Controlled Affiliates that are Permitted Transferees) the amount of New Securities so specified at a price no greater than the Per Security Offering Price and on the terms and conditions no less favorable to the purchaser than those specified in the Issuance Notice. If, at the termination of such five (5) Business Day period, Apollo has not exercised its right to purchase any such New Securities, Apollo shall be deemed to have waived its rights under this Section 4.2 with respect to, and only with respect to, the purchase of the New Securities specified in the applicable Issuance Notice.

(c) The closing of any sale of New Securities to Apollo, any other Apollo Parties or any of Apollo’s Controlled Affiliates that are Permitted Transferees pursuant to this Section 4.2 shall take place concurrently with the consummation of the sale of the New Securities on the terms set forth in the Issuance Notice to all other Persons purchasing such New Securities (the “New Issuance Closing”).

(d) If the Company issues, at the New Issuance Closing, less than all of the New Securities described in the Issuance Notice, then the number of New Securities that Apollo (and any other Apollo Parties and any of Apollo’s Controlled Affiliates that are Permitted Transferees) shall be entitled to purchase in connection with such New Issuance pursuant to this Section 4.2 shall be reduced proportionately and Apollo’s notice delivered pursuant to Section 4.2(b) shall be deemed amended to reflect such reduction. If the number of New Securities is reduced as contemplated by this Section 4.2(d), the Company shall not issue or sell the remainder of the New Securities described in the Issuance Notice without again complying with the provisions of this Section 4.2.

(e) If the New Issuance Closing does not occur within ninety (90) days after the date of the Issuance Notice, the Company shall not issue or sell the New Securities described in the Issuance Notice without again complying with the provisions of this Section 4.2.

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(f) Apollo (or any other Apollo Parties or any of Apollo’s Controlled Affiliates that are Permitted Transferees) shall, prior to the closing of any Private Placement in which any of them has elected to purchase New Securities pursuant to this Section 4.2, execute and deliver all such documents and instruments as are customarily required in connection with such an offering, including, without limitation, customary investment representations and representations as to its status as the type of offeree to whom a private sale may be made pursuant to the Securities Act, and any failure to deliver or enter into any such documents and instruments at or prior to such closing shall constitute a waiver of the right of first refusal set forth in this Section 4.2 with respect to such New Issuance.

(g) The rights and related terms and conditions set forth in paragraphs (a) through (f) of this Section 4.2 shall terminate on the first date on which Apollo ceases to Beneficially Own at least [______] of the Apollo Closing Shares.7

4.3 Standstill.

(a) Subject to Section 4.3(c) and Section 4.3(d), on and after the Effective Date, the Apollo Entities shall not and shall cause their representatives acting at their direction or on their behalf not to, in any manner, directly or indirectly, without the prior written consent of, or waiver by, the Company (subject also to compliance with Section 7.3), acquire, offer to acquire or agree to acquire, by purchase or otherwise, Beneficial Ownership of any Equity Securities of the Company (including any rights, options or other derivative securities or contracts or instruments that derives its value from (in whole or in part, or by reference to) such Equity Securities (whether currently, upon lapse of time, following the satisfaction of any conditions, upon the occurrence of any event or any combinations of the foregoing)), any assets of the Company or any of its Subsidiaries, or any debt instruments or indebtedness of the Company or any of its Subsidiaries (but excluding asset backed securitization indebtedness) other than: (A) as a result of any stock split, stock dividend or distribution, subdivision, reorganization, reclassification or similar capital transaction involving Equity Securities of the Company or (B) pursuant to Section 4.1(b)(i), Section 4.1(c)(i), Section 4.2 or Section 4.3(d); provided, that no Apollo Entity shall be in breach of this Section 4.3(a) as a result of the acquisition by any Apollo Designee of any Equity Securities of the Company pursuant to (x) the grant or vesting of any equity compensation awards granted by the Company to any Apollo Designee, or (y) the exercise of any stock options, restricted stock units, or similar awards relating to any Equity Securities of the Company granted by the Company to any Apollo Designee.

(b) Subject to Section 4.3(c) and Section 4.3(d), on and after the Effective Date, the Apollo Parties shall not, shall direct their Affiliates not to, and shall direct the representatives of any of the foregoing acting at their direction or on their behalf not to, in any manner, directly or indirectly, without the prior written consent of, or waiver by, the Company (subject also to compliance with Section 7.3):

(i) make any public announcement or public offer with respect to any acquisition, merger, business combination, recapitalization, reorganization or other similar extraordinary transaction involving the Company or any of its Subsidiaries (unless such transaction is approved or affirmatively recommended by the Board);

[7]	Equal to 10% of the outstanding shares of Common Stock immediately after Closing after giving effect the stock issuance at Closing.

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(ii) make, knowingly encourage, or in any way participate in, any “solicitation” of “proxies” (as such terms are used in the proxy rules of the SEC promulgated pursuant to Section 14 of the Exchange Act) to vote any Voting Securities, or seek to advise or influence any Person with respect to the voting of, any Voting Securities (other than, in each case, in a manner that is consistent with the Board’s recommendation in connection with a matter);

(iii) seek election to, or seek to place a representative on, the Board, or seek the removal of any member of the Board, or otherwise act, alone or in concert with others, to seek representation or to control or influence the management, the Board or policies of the Company (other than with respect to (A) the election or removal of an Apollo Designee in accordance with Section 2.1 or (B) voting (including by written consent) in accordance with Section 3.1);

(iv) call, or seek to call, a meeting of the stockholders of the Company or initiate any stockholder proposal for action by stockholders of the Company;

(v) form, join or in any way participate in a Group with respect to Equity Securities (other than a Group consisting solely of Apollo Parties);

(vi) otherwise act, alone or in concert with others, to seek to control or influence the management or the policies of the Company (for the avoidance of doubt, excluding any such act in their capacity as a commercial counterparty, customer, supplier or the like);

(vii) advise or knowingly assist or encourage or enter into any discussions, negotiations, agreements or arrangements with any other Persons in connection with any of the foregoing activities;

(viii) arrange, or in any way provide, directly or indirectly, any financing for the purchase by any Person or Group of any Equity Securities or assets of the Company, other than financing for (A) the Transfer of any shares of Common Stock to an Apollo Party or a Permitted Transferee, (B) purchases of any Equity Securities of the Company by an Apollo Entity that are permitted by this Agreement, or (C) the purchase of assets then being offered for sale by the Company;

(ix) publicly disclose any intention, plan or arrangement inconsistent with any of the foregoing activities, or take any action that an Apollo Party knows, or would reasonably be expected to know, would require the Company to make a public announcement regarding any of the foregoing activities; or

(x) contest the validity of Section 4.3(a) or this Section 4.3(b), or contest the validity of, or otherwise challenge in any way the action by the Company to adopt, a ‘poison pill’ or similar anti-takeover device, or initiate or participate in any judicial proceeding to amend, waive, terminate or seek a release of the restrictions contained herein or any such ‘poison pill’ or similar anti-takeover device,

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it being understood and agreed that this Section 4.3 shall not limit (A) the non-public activities of any Apollo Designee taken in good faith in his or her capacity as a Director, (B) the participation of any Apollo Designee in any Board (or committee of the Board, as applicable) discussions, deliberations, negotiations or determinations or (C) Apollo making to the Board any proposal regarding a strategic transaction involving the Company, which proposal is made in a confidential manner and is not reasonably expected to require the Company to make any public disclosure.

(c) The restrictions set forth in Sections 4.3(a) and 4.3(b) shall terminate upon the later of (i) ninety (90) days after the Standstill Removal Date, and (ii) the day after the first annual meeting of stockholders following the Standstill Removal Date at which Directors are elected.

(d) Notwithstanding anything to the contrary in Sections 4.3(a) and 4.3(b), Apollo may (directly or through any other Apollo Parties or any of their respective Controlled Affiliates that are Permitted Transferees), at any time and from time to time, purchase shares of Common Stock in open market transactions in an amount that, when aggregated with the number of shares of Common Stock then Beneficially Owned by all Apollo Entities, would not exceed the lower of (i) the Apollo Closing Shares and (ii) an amount equal to the then current Sell-Down Level (as defined in the following sentence) plus two percent (2%) of the total number of outstanding shares of Common Stock outstanding immediately prior to such purchase of shares of Common Stock. The “Sell-Down Level” shall be an amount initially equal to the Apollo Closing Shares, and shall be reduced automatically upon each Transfer of shares of Common Stock by an Apollo Entity to a Person other than another Apollo Entity by such number of shares of Common Stock being Transferred. Once reduced, the Sell-Down Level shall not be adjusted upward for any subsequent acquisitions of shares of Common Stock in accordance with this Section 4.3(d). For purposes of this Section 4.3(d), the total number of shares of Common Stock outstanding at any time shall be the number specified in the latest of the most recent SEC filing of the Company disclosing the total number of shares of Common Stock outstanding.

4.4 Certain Approval Rights. So long as Apollo Beneficially Owns at least [______] of the Apollo Closing Shares8, the Company shall not (a) amend its certificate of incorporation or amended and restated bylaws, each in effect as of the Effective Date (collectively, the “Company Governing Documents”) in any manner that would require stockholder approval and would materially, disproportionately and adversely affect the rights of Apollo thereunder, or (b) increase the Total Number of Directors to exceed twelve (12) Directors, in each case without Apollo’s prior written consent, which consent may be granted or withheld in Apollo’s sole discretion. For the avoidance of doubt, any amendments or supplements to the Company Governing Documents to adopt, or reflect the adoption of, a customary Rights Plan will not be deemed to materially, disproportionately and adversely affect the rights of Apollo, and Apollo will not have any consent right set forth in this Section 4.4 solely with respect thereto.

[8]	Equal to 10% of the outstanding shares of Common Stock immediately after Closing after giving effect the stock issuance at Closing.

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4.5 Corporate Opportunities.

(a) In recognition and anticipation that (i) certain directors, principals, officers, employees, members, partners and/or other representatives of Apollo, any Apollo Party or Apollo Entity, or of investment funds or vehicles affiliated with Apollo or any of its Affiliates may be Apollo Designees and, accordingly, serve as Directors of the Company, and (ii) each of Apollo or investment funds or vehicles affiliated with Apollo may now engage, may continue to engage, and/or may, in the future, decide to engage, in the same or similar activities or related lines of business as those in which the Company or any of its Subsidiaries, directly or indirectly, now engage or may engage and/or other business activities that overlap with, are complementary to or compete with those in which the Company or any of its Subsidiaries, directly or indirectly, now engage or may engage, the provisions of this Section 4.5 are set forth to regulate and define the conduct of certain affairs of the Company and its Subsidiaries with respect to certain classes or categories of business opportunities as they may involve any Apollo Party or its Affiliates and the powers, rights, duties and liabilities of the Company, its Subsidiaries, and their respective directors, officers and stockholders in connection therewith.

(b) To the fullest extent permitted by applicable law, the Company, on behalf of itself and each of its Subsidiaries, hereby renounces any interest or expectancy in, or right to be offered an opportunity to participate in, any business opportunity which may be a corporate (or analogous) or business opportunity for any Apollo Party, any of its Affiliates, or any of the Apollo Designees (collectively, “Identified Persons” and, individually, an “Identified Person”) and the Company or any of its Affiliates. In the event that any Identified Person acquires knowledge of a potential transaction or other corporate (or analogous) or business opportunity which may be a corporate (or analogous) or business opportunity for itself, herself or himself and the Company or any of its Affiliates, such Identified Person shall have no duty to communicate, offer or otherwise make available such transaction or other corporate (or analogous) or business opportunity to the Company or any of its Affiliates and shall not be liable to the Company or its stockholders or to any Affiliate of the Company for breach of any purported fiduciary duty solely by reason of the fact that such Identified Person pursues or acquires such corporate (or analogous) or business opportunity for itself, herself or himself, or offers or directs such corporate (or analogous) or business opportunity to another Person (including any Affiliate of such Identified Person).

(c) The Company, on behalf of itself and each of its Subsidiaries, (i) acknowledges that the Identified Persons may now own, may continue to own, and from time to time may acquire and own, investments in one or more other entities (each such entity, a “Related Company” and all such entities, collectively, “Related Companies”) that are direct competitors of, or that otherwise may have interests that do or could conflict with those of, the Company, any of its Subsidiaries, or any of their respective Affiliates that the Company Controls, and (ii) agree that (A) the enjoyment, exercise and enforcement of the rights, interests, privileges, powers and benefits granted or available to the Identified Persons under this Agreement shall not be in any manner reduced, diminished, affected or impaired, and the obligations of the Identified Persons under this Agreement (if any) shall not be in any manner augmented or increased, by reason of any act, circumstance, occurrence or event arising from or in any respect relating to (x) the ownership by an Identified Person of any interest in any Related Company, (y) the affiliation of any Related Company with an Identified Person or (z) any action

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taken or omitted by any Related Company or an Identified Person in respect of any Related Company, (B) other than as specifically provided in this Agreement or the Director Confidentiality and Non-Use Agreement, none of the duties imposed on an Identified Person, whether by contract or law, do or shall limit or impair the right of any Identified Person lawfully to compete with the Company, any of its Subsidiaries, or any of their respective Affiliates that the Company Controls as if the Identified Persons were not a party to this Agreement, and (C) the Identified Persons are not and shall not be obligated to disclose to the Company, any of its Subsidiaries, or any of their respective Affiliates any information related to their respective businesses or opportunities, including acquisition opportunities, or, other than as specifically provided in this Agreement or the Director Confidentiality and Non-Use Agreement, to refrain from or in any respect to be restricted in competing against the Company, any of its Subsidiaries, or any of their respective Affiliates in any such business or as to any such opportunities.

(d) Notwithstanding anything to the contrary in this Agreement: (i) any current Apollo Designee and any Person who has served as an Apollo Designee within the preceding twelve (12) months shall not (x) serve on the board of directors of any Restricted Entity or (y) serve on the board of directors of any Apollo Entity that owns any interest in a Restricted Entity that would result in such Restricted Entity becoming an Affiliate of such Apollo Entity; and (ii) the Apollo Parties shall not, and shall direct their Affiliates not to, acquire any interest in any Restricted Entity that would result in such Restricted Entity becoming an Affiliate of any Apollo Entity. This Section 4.5(d) shall terminate and be of no further force or effect upon the earlier of (A) the date of termination of this Agreement in accordance with Section 7.1 and (B) the later of (I) ninety (90) days after the Standstill Removal Date and (II) the day after the first annual meeting of stockholders following the Standstill Removal Date at which Directors are elected.

ARTICLE V

REGISTRATION RIGHTS

5.1 Piggyback Registration Rights.

(a) Subject to the transfer restrictions set forth in Section 4.1, after the Restricted Period (or earlier if the Company agrees to waive the Restricted Period), if the Company proposes to register Common Stock for public sale, whether or not for its own account, under the Securities Act (other than a registration on Form S-4 or S-8, or any successor or other forms promulgated for similar purposes) in a manner which would permit registration of Registrable Securities for sale to the public under the Securities Act, it shall, at each such time, give prompt written notice (which notice shall be given not less than ten (10) Business Days prior to the filing by the Company with the SEC of any registration statement with respect thereto and shall specify the intended method or methods of disposition and the number of shares of Common Stock proposed to be registered) to the Apollo Parties and the Reverence Persons of its intention to do so and of Apollo Parties’ and Reverence Persons’ rights under this Section 5.1. Upon the written request of the Apollo Parties or the Reverence Persons made within five (5) Business days after the receipt of any such notice (which request shall specify the number of Registrable Securities intended to be disposed of by the Apollo Parties or the Reverence Persons, as applicable), the Company shall use its reasonable best efforts to effect the registration under

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the Securities Act of all Registrable Securities which the Apollo Parties and/or the Reverence Persons have so requested to be registered; provided that: (i) an Apollo Party and a Reverence Person shall have the right to withdraw its request for inclusion of any of such Registrable Securities in any registration statement pursuant to this Section 5.1(a) by giving written notice to the Company of such withdrawal, provided, that, in the case of any underwritten offering, written notice of such withdrawal must be given to the Company prior to the time at which the offering price or underwriter’s discount is determined with the managing underwriter or underwriters; (ii) if, at any time after giving written notice of its intention to register Common Stock and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to proceed with the proposed registration of Common Stock to be sold by it, the Company may, at its election, give written notice of such determination to the Apollo Parties and the Reverence Persons and, thereupon, the Company shall be relieved of its obligation to register any Registrable Securities in connection with such registration without prejudice to the rights of the Apollo Parties to request that such registration be effected as a registration under Section 5.2(a); and (iii) subject to clause (i), if such registration involves an underwritten offering, any Person requesting to be included in the registration must, upon the written request of the Company, sell its Registrable Securities to the underwriters on the same terms and conditions as apply to the other Equity Securities being sold through underwriters under such registration, with, in the case of a combined primary and secondary offering, only such differences, including any with respect to representations and warranties, indemnification and liability insurance, as may be customary or appropriate in combined primary and secondary offerings.

(b) Expenses. The Company shall pay all of its Registration Expenses in connection with each registration of Common Stock pursuant to this Section 5.1 and the preparation of the registration statement; provided that (x) the Apollo Parties shall pay (i) any underwriting discounts, commissions or fees relating to the Registrable Securities that are sold by such Apollo Parties, (ii) transfer taxes with respect to the Registrable Securities that are sold by such Apollo Parties, (iii) SEC registration fees and stock exchange listing fees for the Registrable Securities that are sold by such Apollo Parties and (iv) the fees and expenses of legal counsel retained by the Apollo Parties and (y) the Reverence Persons shall pay (i) any underwriting discounts, commissions or fees relating to the Registrable Securities that are sold by such Reverence Persons, (ii) transfer taxes with respect to the Registrable Securities that are sold by such Reverence Persons, (iii) SEC registration fees and stock exchange listing fees for the Registrable Securities that are sold by such Reverence Persons and (iv) the fees and expenses of legal counsel retained by the Reverence Persons.

(c) Priority in Piggyback Registrations. If a registration pursuant to this Section 5.1 involves an underwritten offering and the managing underwriter advises the Company in writing (a copy of which shall be provided to the Apollo Parties and the Reverence Persons) that, in its good faith opinion, the number of Registrable Securities and other Equity Securities requested to be included in such registration exceeds the number which can be sold in such offering, so as to be likely to have an adverse effect on the price, timing or distribution of Common Stock offered in such offering, then the Company shall include in such registration: (i) first, Common Stock the Company proposes to sell for its own account; and (ii) second, such number of Registrable Securities requested by the Apollo Parties and the Reverence Persons to be included in such registration which, in the opinion of such managing underwriter, can be sold

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without having the adverse effect referred to above, which number of Registrable Securities shall be allocated pro rata among all holders of Registrable Securities based on the number of Registrable Securities each has requested to be so included (subject to the satisfaction or waiver by the Company of the transfer restrictions set forth in Section 4.1).

(d) Excluded Transactions. The Company shall not be obligated to effect any registration of Registrable Securities under this Section 5.1 incidental to the registration of any of its Securities in connection with:

(i) a registration statement filed to cover issuances under employee benefits plans or dividend reinvestment plans;

(ii) any registration statement relating solely to the acquisition or merger after the date hereof by the Company or any of its Subsidiaries of or with any other businesses, assets or properties;

(iii) any registration statement covering securities other than shares of the same class as those held by the Apollo Parties (even if such securities are convertible into, or exchangeable or exercisable for, shares that are registered as part of such offering); or

(iv) any registration related solely to an exchange by the Company or its Subsidiaries of their own securities.

(e) Shelf Takedowns. In connection with any shelf takedown (whether pursuant to Section 5.2(f) or at the initiative of the Company), the Reverence Persons may, and if after the Restricted Period, the Apollo Parties may, exercise “piggyback” rights in the manner described in this Agreement to have included in such takedown Registrable Securities held by them that are registered on such shelf registration statement, provided, that in the case of any shelf takedown for an underwritten offering, at the initiative of the Company, the ten (10) Business Day period in Section 5.1(a) shall be reduced to seven (7) Business Days.

5.2 Demand Registrations.

(a) General. Subject to the transfer restrictions set forth in Section 4.1, after the Restricted Period (or earlier if the Company agrees to waive the Restricted Period), upon the written request of any Apollo Party (the “Demand Party”) requesting that the Company effect the registration under the Securities Act of Registrable Securities and specifying the amount and intended method of disposition thereof (including, but not limited to, an underwritten public offering), the Company shall (i) promptly give written notice of such requested registration to the Seller Parties and any other holders of securities entitled to notice of such registration, and (ii) as expeditiously as possible (and in any event within forty five (45) days if the Company is eligible to use Form S-3), use its reasonable best efforts to file a registration statement to effect the registration under the Securities Act of:

(i) such Registrable Securities which the Company has been so requested to register by the Demand Party in accordance with the intended method of disposition thereof; and

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(ii) subject to the consent of the Demand Party, the Registrable Securities of the Seller Parties and any other holders of securities which the Company has been requested to register by written request given to the Company within five (5) Business Days after the giving of such written notice by the Company.

The Company shall be required to maintain the effectiveness of the registration statement with respect to any Demand Registration for a period of at least 180 calendar days after the effective date thereof or such shorter period during which all Registrable Securities included in such Registration Statement have actually been sold; provided, however, that such period shall be extended for a period of time equal to the period the holder of Registrable Securities refrains from selling any securities included in such Registration Statement at the request of the Company or an underwriter of the Company pursuant to the provisions of this Agreement.

Notwithstanding the foregoing, the Company shall not be obligated to file a registration statement relating to any registration request under this Section 5.2(a):

(x) within a period of ninety (90) days (or such lesser period as the managing underwriters in an underwritten offering may permit) after the effective date of any other registration statement relating to any registration request under this Section 5.2(a) or relating to any registration referred to in Section 5.1; provided, that if greater than 50% of the Registrable Securities requested to be registered pursuant to Section 5.1 or Section 5.2(a) by the Apollo Parties taken as a whole are excluded from the applicable registration pursuant to Section 5.1(c) or Section 5.2(e), the Apollo Parties shall have the right, with respect to such excluded Registrable Securities, to request one (1) additional registration pursuant to Section 5.2(a) within one-hundred (100) days after such ninety (90) day period; or

(y) if, in the good faith judgment of a majority of the disinterested members of the Board, the filing, initial effectiveness or continued use of the registration statement would be adverse to the Company because (i) such action would require the Company to make an Adverse Disclosure or (ii) the Board has determined in good faith that the registration or sale of the Registrable Securities would be reasonably expected to materially and adversely affect a planned bona fide financing of the Company that is reasonably likely to be promptly initiated by the Company, then the Company may delay the filing (but not the preparation of) or initial effectiveness of, or suspend use of, the registration statement (a “Demand Suspension”); provided, that the Company shall not be permitted to exercise more than two (2) Demand Suspensions during any twelve-(12) month period for more than an aggregate of ninety (90) days; and provided, further, that in the event of a Demand Suspension, such Demand Suspension shall terminate at such time as the Company would no longer be required to make any Adverse Disclosure or any such planned financing has been abandoned or completed.

(b) Form. Each registration statement prepared at the request of a Demand Party shall be effected on such form as reasonably requested by the Demand Party, including by a shelf registration pursuant to Rule 415 under the Securities Act on a Form S-3 (or any successor rule or form thereto) if so requested by the Demand Party and if the Company is then eligible to effect a shelf registration and use such form for such disposition.

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(c) Expenses. The Demand Party shall pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 5.2. Any such expenses that are initially billed to and paid by the Company on behalf of the Demand Party shall be due and payable upon request at such time or times designated by the Company. For the avoidance doubt, the Demand Party shall also be responsible for (i) any underwriting discounts, commissions or fees relating to the Registrable Securities that are sold by such Demand Party and any Seller Party, (ii) transfer taxes with respect to the Registrable Securities that are sold by such Demand Party and any Seller Party, (iii) SEC registration fees and stock exchange listing fees for the Registrable Securities that are sold by such Demand Party and any Seller Party and (iv) the fees and expenses of legal counsel retained by such Demand Party and any Seller Party; provided, however, that the Demand Party shall not be responsible for the taxes, fees and expenses referred in the forgoing clauses relating to the securities to be sold by any other holders who participate in the registration.

(d) Plan of Distribution, Underwriters and Counsel. If a requested registration pursuant to this Section 5.2 involves an underwritten offering, the Demand Party shall have the right to (i) determine the plan of distribution, (ii) select the investment banker or bankers and managers to administer the offering, including the lead managing underwriter (provided that such investment banker or bankers and managers shall be reasonably satisfactory to the Company) and (iii) select primary counsel for all of the selling holders; provided, that nothing in this subsection (iii) shall prevent the Company from hiring its own counsel (at the expense of the Demand Party) in connection with the preparation of the registration statement.

(e) Priority in Demand Registrations. If a requested registration pursuant to this Section 5.2 involves an underwritten offering and the managing underwriter advises the Company in writing (a copy of which shall be provided to the Apollo Parties) that, in its good faith opinion, the number of Registrable Securities requested to be included in such registration exceeds the number which can be sold in such offering, so as to be likely to have an adverse effect on the price, timing or distribution of the Registrable Securities offered in such offering, then the number of such Registrable Securities to be included in such registration shall be allocated (i) first, the Registrable Securities held by the Apollo Parties (pro rata among (x) Registrable Securities held by the Demand Party, and (y) the Registrable Securities held by any other Apollo Party that is an original party to this Agreement that has requested that their Registrable Securities be sold pursuant to Section 5.1(a), if any, on the basis of the relative number of securities requested to be included in such registration by the Demand Party and such other Apollo Party) and the Seller Parties on a pro rata basis; and (ii) second, shares of Common Stock requested to be included in such Demand Registration to be sold by any other selling holders of Common Stock. Any other selling holders of Common Stock will be included in an underwritten offering only with the consent of the Demand Party.

(f) Shelf Takedowns. Upon the written request of the Demand Party, the Company shall file and seek the effectiveness of a shelf registration statement, or a post-effective amendment to an existing shelf registration statement, in order to register a number of securities sufficient to cover the Demand Party’s Registrable Securities. Upon the written request of the Demand Party at any time and from time to time, the Company shall facilitate in the manner described in this Agreement a “takedown” of the Demand Party’s Registrable Securities off of an effective shelf registration statement. Upon the written request of the Demand Party, the

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Company shall file and seek the effectiveness of a post-effective amendment to an existing shelf registration statement in order to register up to the number of the Demand Party’s Registrable Securities previously taken down off of such shelf by the Demand Party and not yet “reloaded” onto such shelf registration statement.

(g) Additional Rights. The Company shall not enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Apollo Parties in this Agreement or grant any additional registration rights to any Person or with respect to any securities that are not Registrable Securities that adversely affects the priorities of the Apollo Parties pursuant to Section 5.1(c) or 5.2(e) of this Agreement.

(h) Number of Demands. The Apollo Parties shall be entitled to a maximum of six (6) demand registrations (including shelf “takedowns”) for an underwritten offering pursuant to Section 5.2(a); provided, that a registration (or shelf “takedown”) shall not count for this purpose until, in the case of a registration statement, the registration statement has been declared effective by the SEC and, in the case of a shelf “takedown,” the prospectus supplement for such offering has been filed with the SEC. For the avoidance of doubt, an Apollo Party may initiate an unlimited number of non-underwritten sales of all or part of its Registrable Securities included by it on any shelf registration statement, so long as such sales do not require the Company to file a prospectus supplement or any other SEC filings with respect to such sales.

5.3 Registration Procedures. If and whenever the Company is required to file a registration statement with respect to, or to use its reasonable best efforts to effect or cause the registration of, any Registrable Securities under the Securities Act as provided in this Agreement, the Company shall as expeditiously as possible:

(a) promptly prepare and file with the SEC a registration statement on an appropriate form with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective; provided, that the Company may discontinue any registration of Common Stock which it has initiated for its own account at any time prior to the effective date of the registration statement relating thereto (and, in such event, the Company shall pay the Registration Expenses incurred in connection therewith); and provided, further, that before filing a registration statement or prospectus, or any amendments or supplements thereto, the Company shall (i) furnish to counsel for the sellers of Registrable Securities covered by such registration statement copies of all documents proposed to be filed, which documents will be subject to the review of such counsel, (ii) fairly consider such reasonable changes in any such documents prior to or after the filing thereof as the counsel to the sellers of Registrable Securities being sold may request, and (iii) make such of the representatives of the Company as shall be reasonably requested by the sellers of the Registrable Securities being sold available for discussion of such documents;

(b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period not in excess of two (2) years (which period shall not be applicable in the case of a shelf registration effected pursuant to a request under Section 5.2(b)) and to comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by such registration

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statement during such period in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement; provided that before filing a registration statement or prospectus, or any amendments or supplements thereto, the Company shall (i) furnish to counsel for the sellers of Registrable Securities covered by such registration statement copies of all documents proposed to be filed, which documents will be subject to the review of such counsel, (ii) fairly consider such reasonable changes in any such documents prior to or after the filing thereof as the counsel to the sellers of Registrable Securities being sold may request, and (iii) make such of the representatives of the Company as shall be reasonably requested by the sellers of the Registrable Securities being sold available for discussion of such documents;

(c) furnish to each seller of such Registrable Securities and the underwriters of the securities being registered such number of copies of such registration statement and of each amendment and supplement thereto (in each case including all exhibits filed therewith, including any documents incorporated by reference), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and summary prospectus), in conformity with the requirements of the Securities Act, and such other documents as such seller or underwriters may reasonably request in order to facilitate the disposition of the Registrable Securities by such seller or the sale of such securities by such underwriters (it being understood that, subject to the requirements of the Securities Act and applicable state securities laws, the Company consents to the use of the prospectus and any amendment or supplement thereto by each seller and the underwriters in connection with the offering and sale of the Registrable Securities covered by the registration statement of which such prospectus, amendment or supplement is a part);

(d) use its reasonable best efforts to register or qualify such Registrable Securities covered by such registration in such jurisdictions as each seller shall reasonably request and to keep each such registration or qualification (or exemption therefrom) effective during the period in which the registration statement is required to be kept effective, and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller;

(e) use its reasonable best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

(f) promptly notify each seller and any underwriter of any such Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the Company’s becoming aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any such seller, as promptly as practicable thereafter prepare and furnish to such seller and any underwriter a reasonable number of copies of an amended or supplemental prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

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(g) comply with all applicable rules and regulations of the SEC, and make available to its securityholders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months beginning with the first day of the Company’s first full calendar quarter after the effective date of the Registration Statement, which earnings statement will satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

(h) (i) list such Registrable Securities on any securities exchange on which Common Stock is then listed if such Registrable Securities are not already so listed and if such listing is then permitted under the rules of such exchange; and (ii) provide a transfer agent registrar and CUSIP number for such Registrable Securities covered by such registration statement not later than the effective date of such registration statement;

(i) enter into such customary agreements (including an underwriting agreement in customary form), which may include indemnification provisions in favor of underwriters and other Persons in addition to, or in substitution for the indemnification provisions hereof, and take such other actions as sellers of a majority of such Registrable Securities or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

(j) if requested by the managing underwriter(s) of an underwritten offering or if reasonably requested by the seller or sellers of a majority of such Registrable Securities, use reasonable best efforts to obtain a “cold comfort” letter or letters from the Company’s independent public accountants addressed to the underwriters or seller or sellers in customary form and covering matters of the type customarily covered by “cold comfort” letters;

(k) subject to the execution and delivery of confidentiality agreements in form and substance reasonably satisfactory to the Company, make available for inspection by any seller of such Registrable Securities covered by such registration statement and by any underwriter participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by any such seller or any such underwriter, at reasonable times and in a reasonable manner, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company’s officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act that is customary for a participant in a registered securities offering;

(l) notify counsel for the holders of Registrable Securities included in such registration statement and the managing underwriter or agent, promptly, and confirm the notice in writing: (i) when the registration statement, or any post-effective amendment to the registration statement, shall have become effective, or any supplement to the prospectus or any amendment to any prospectus shall have been filed; (ii) of the receipt of any comments from the SEC; (iii) of any request of the SEC to amend the registration statement or amend or supplement

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the prospectus or for additional information; and (iv) of the issuance by the SEC of any stop order suspending the effectiveness of the registration statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the registration statement for offering or sale in any jurisdiction, or of the institution or threatening of any proceedings for any of such purposes;

(m) provide each holder of Registrable Securities included in such registration statement reasonable opportunity to comment on the registration statement, any post-effective amendments to the registration statement, any supplement to the prospectus or any amendment to any prospectus;

(n) make every reasonable effort to prevent the issuance of any stop order suspending the effectiveness of the registration statement or of any order preventing or suspending the use of any preliminary prospectus and, if any such order is issued, to obtain the withdrawal of any such order at the earliest possible moment;

(o) if requested by the managing underwriter or agent or any holder of Registrable Securities covered by the registration statement, promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or agent or such holder reasonably requests to be included therein, including, with respect to the number of Registrable Securities being sold by such holder to such underwriter or agent, the purchase price being paid therefor by such underwriter or agent and with respect to any other terms of the underwritten offering of the Registrable Securities to be sold in such offering; and make all required filings of such prospectus supplement or post-effective amendment as soon as practicable after being notified of the matters incorporated in such prospectus supplement or post-effective amendment;

(p) cooperate with the holders of Registrable Securities covered by the registration statement and the managing underwriter or agent, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be sold under the registration statement, if requested, and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriter or agent, if any, or the holders may request;

(q) use its reasonable best efforts to make available the executive officers of the Company to participate in any “road shows” that may be reasonably requested by the Apollo Parties in connection with distribution of Registrable Securities;

(r) obtain for delivery to the underwriter an opinion or opinions from counsel for the Company in customary form and in form, substance and scope reasonably satisfactory to the Apollo Parties, the relevant underwriters or agents and their counsel; and

(s) cooperate with each seller of Registrable Securities and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA.

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5.4 Other Registration-Related Matters.

(a) The Company may require any Person that is Transferring securities in a Public Offering pursuant to Section 5.1 or Section 5.2 to furnish to the Company in writing such information regarding such Person and pertinent to the disclosure requirements relating to the registration and the distribution of the Registrable Securities which are included in such Public Offering as the Company may from time to time reasonably request and the Company shall not be required to include the securities of such Person in such Public Offering if such information is not provided to the Company.

(b) Each Apollo Party agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5.3(f), it will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until its receipt of the copies of the amended or supplemented prospectus contemplated by Section 5.3(f) or until it is advised in writing (the “Advice”) by the Company that the use of the prospectus may be resumed and, if so directed by the Company, such Apollo Party will deliver to the Company (at the Company’s expense) or destroy all copies, other than permanent file copies then in its possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company gives any such notice, the period for which the Company shall be required to keep the registration statement effective shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 5.3(f) to and including the date when each seller of Registrable Securities covered by such registration statement has received the copies of the supplemented or amended prospectus contemplated by Section 5.3(f) or the Advice. The Company shall use its reasonable best efforts and take such actions as are reasonably necessary to render the Advice as promptly as practicable.

(c) Each Apollo Party agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5.3(l)(iv), it will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until the lifting of such stop order, other order or suspension or the termination of such proceedings and, if so directed by the Company, such Apollo Party will deliver to the Company (at the Company’s expense) or destroy all copies, other than permanent file copies then in its possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company gives any such notice, the period for which the Company shall be required to keep the registration statement effective shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 5.3(l)(iv) to and including the date when such stop order, other order or suspension is lifted or such proceedings are terminated.

(d)

(i) Each Apollo Party will, in connection with any underwritten offering of Common Stock (whether for the Company’s account or for the account of any other holder of Common Stock with registration rights, if any), upon the request of the underwriters managing such offering, agree to be bound by customary lock-up agreements providing that such Apollo Party will not effect any sale, disposition or distribution of Registrable Securities without the prior written consent of the managing underwriter for such period of time commencing on the date of launch of such underwritten offering and ending up to ninety (90) days from and

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including the date of pricing (or such shorter period as the managing underwriter shall agree), subject to customary exclusions agreed to by such managing underwriter; provided that (A) the foregoing shall not apply to any Registrable Securities that are offered for sale as part of such Underwritten Offering, (B) such lock-up period shall be no longer than and on substantially the same terms as the lock-up period applicable to the Company and the executive officers and directors of the Company and (C) such lock-up period shall not commence unless the Company notifies each Apollo Party in writing prior to the commencement of the lock-up period. The provisions of this Section 5.4(d)(i) will no longer apply to the Apollo Parties if the Apollo Parties own less than 1% of the outstanding shares of Common Stock; and

(ii) Nothing in Section 5.4(d)(i) shall prevent an Apollo Party from: (1) (A) making a distribution of shares of Common Stock to the partners, members or stockholders thereof or (B) transferring shares of Common Stock to an Affiliate; (2) any Transfer of shares of Common Stock in connection with a Permitted Loan; or (3) Transferring shares of Common Stock pursuant to a final non-appealable order of a court or regulatory agency; provided that, in the case of clauses (1), (2) and (3), such Transfer is otherwise in compliance with applicable securities Laws and the Transfer restrictions in Article IV of this Agreement; provided, further, that, in the case of subclause (B) of clause (1), each such Transferee agrees in writing to become subject to the terms of this Agreement by executing a joinder agreement substantially in the form attached as Exhibit A to this Agreement and agrees to be bound by the applicable underwriter lock-up; and provided, further, that in the case of clauses (1)(A), such Transfer does not require the filing of any report under Section 16 of the Exchange Act.

(e) With a view to making available the benefits of certain rules and regulations of the SEC which may at any time permit the sale of Common Stock to the public without registration after such time as a public market exists for Registrable Securities, the Company agrees:

(i) to make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

(ii) to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(iii) so long as the Apollo Parties own any Registrable Securities, to furnish to the Apollo Parties promptly upon request: (A) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act; (B) a copy of the most recent annual or quarterly report of the Company; and (C) such other reports and documents of the Company as an Apollo Party may reasonably request in availing itself of any rule or regulation of the SEC allowing such Apollo Party to sell any such securities without registration.

(f) Each of the parties hereto agrees that the registration rights provided to the Apollo Parties herein are not intended to, and shall not be deemed to, override or limit any other restrictions on Transfer to which the Apollo Parties may otherwise be subject.

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5.5 Indemnification

(a) Indemnification by the Company. In the event of any registration of any securities of the Company under the Securities Act pursuant to Section 5.1 or Section 5.2, the Company hereby indemnifies and agrees to hold harmless, to the fullest extent permitted by Law, each holder who sells Registrable Securities (a “Selling Holder”) covered by such registration statement, each Affiliate of such Selling Holder and their respective directors, officers, employees, partners and equityholders (and the directors, officers, employees, Affiliates and controlling Persons of any of the foregoing), each other Person who participates as an underwriter in the offering or sale of such Registrable Securities and each other Person, if any, who controls such Selling Holder or any such underwriter within the meaning of the Securities Act (each, and “Indemnified Party” and collectively, the “Indemnified Parties”), against any and all losses, claims, damages or liabilities, joint or several, and reasonable and documented expenses to which such Indemnified Party may become subject under the Securities Act, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof, whether or not such Indemnified Party is a party thereto) arise out of or are based upon: (a) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Securities were registered under the Securities Act, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, or any document incorporated by reference therein, or any other such disclosure document (including reports and other documents filed under the Exchange Act and any document incorporated by reference therein) or related document or report; (b) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in the case of a prospectus, in the light of the circumstances when they were made; or (c) any violation or alleged violation by the Company or any of its Subsidiaries of any federal, state, foreign or common law rule or regulation applicable to the Company or any of its Subsidiaries and relating to action or inaction in connection with any such registration, disclosure document or related document or report, and the Company shall reimburse such Indemnified Party for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided that the Company shall not be liable to any Indemnified Party in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, in any such preliminary, final or summary prospectus, or any amendment or supplement thereto in reliance upon and in conformity with written information with respect to such Indemnified Party furnished to the Company by such Indemnified Party expressly for use in the preparation thereof. Such indemnity will remain in full force and effect regardless of any investigation made by or on behalf of such Selling Holder or any Indemnified Party and will survive any termination of this Agreement.

(b) Indemnification by Selling Holders. The Company may require, as a condition to including any Registrable Securities in any registration statement filed in accordance with Section 5.1 or Section 5.2, that the Company shall have received an undertaking reasonably satisfactory to it from any Selling Holder to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 5.5(a)) the Company or any prospective underwriter, as the case may be, and any of their respective Affiliates, directors, officers and controlling Persons, with respect to any untrue statement in or omission from such registration statement, any preliminary, final or summary prospectus contained therein, or any amendment or

35

supplement, if such untrue statement or omission was made in conformity with written information with respect to such Selling Holder furnished to the Company by such Selling Holder expressly for use in the preparation of such registration statement, preliminary, final or summary prospectus or amendment or supplement, or a document incorporated by reference into any of the foregoing. Such indemnity will remain in full force and effect regardless of any investigation made by or on behalf of the Company or any of the other sellers, or any of their respective Affiliates, directors, officers or controlling Persons and will survive the Transfer of such Registrable Securities by the Selling Holder. In no event shall the liability of any Selling Holder hereunder be greater in amount than the dollar amount of the proceeds actually received by such Selling Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c) Notices of Claims, Etc. Promptly after receipt by an Indemnified Party hereunder of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section 5.5, such Indemnified Party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided that the failure of the Indemnified Party to give notice as provided herein will not relieve the indemnifying party of its obligations under Section 5.5(a) or Section 5.5(b), except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an Indemnified Party, unless in such Indemnified Party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel selected by the holders of at least a majority of the securities included in the relevant registration statement, and after notice from the indemnifying party to such Indemnified Party of its election so to assume the defense thereof, the indemnifying party will not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. If, in such Indemnified Party’s reasonable judgment, having common counsel would result in a conflict of interest between the interests of such indemnified and indemnifying parties, then such Indemnified Party may employ separate counsel reasonably acceptable to the indemnifying party to represent or defend such Indemnified Party in such action, it being understood, however, that the indemnifying party will not be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all such Indemnified Parties (and not more than one separate firm of local counsel at any time for all such Indemnified Parties) in such action. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation.

(d) Contribution. If the indemnification provided for hereunder from the indemnifying party is unavailable to an Indemnified Party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to herein for reasons other than those described in the proviso in the first sentence of Section 5.5(a), then the indemnifying party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and Indemnified

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Parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and Indemnified Parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or Indemnified Parties, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party under this Section 5.5(d) as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. In no event shall the liability of any Selling Holder hereunder be greater in amount than the dollar amount of the proceeds actually received by such Selling Holder upon the sale of the Registrable Securities giving rise to such contribution obligation. Any obligation of Selling Holder to contribute pursuant to this Section 5.5(d) shall be several in proportion to the amount of Registrable Securities registered by them and not joint.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5.5(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

If indemnification is available under Section 5.5(a), the indemnifying parties shall indemnify each Indemnified Party to the full extent provided in Section 5.5(a) without regard to the relative fault of said indemnifying party or Indemnified Party or any other equitable consideration provided for in this Section 5.5(d).

(e) Other Indemnification. Indemnification substantially similar to that specified in this Section 5.5 (with appropriate modifications) shall be given by the Company and each Selling Holder with respect to any required registration or other qualification of such securities under any Law or with any Governmental Authority other than as required by the Securities Act.

(f) Non-Exclusivity. The obligations of the parties under this Section 5.5 will be in addition to any liability which any party may otherwise have to any other party.

ARTICLE VI

REPRESENTATIONS AND WARRANTIES

6.1 Representations and Warranties of the Company. The Company hereby represents and warrants to Apollo as follows as of the Effective Date:

(a) The Company is a corporation, duly incorporated, validly existing and in good standing under the Laws of the State of Delaware. The Company has all requisite power and authority to execute and deliver this Agreement and to perform its obligations under the Agreement.

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(b) The execution and delivery by the Company of this Agreement and the performance of the obligations of the Company under this Agreement do not and will not conflict with or violate any provision of, or require the consent or approval of any Person (except for any such consents or approvals which have been obtained) under, (x) applicable Law, (y) the organizational documents of the Company, or (z) any contract or agreement to which the Company is a party.

(c) The execution and delivery by the Company of this Agreement and the performance of the obligations of the Company under this Agreement have been duly authorized by all necessary corporate action on the part of the Company. This Agreement has been duly executed and delivered by the Company and, assuming the due authorization, execution and delivery by Apollo, constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency and other Laws of general applicability relating to or affecting creditors’ rights and to general principles of equity.

(d) The Board (or a duly authorized committee thereof) has taken all action necessary, in compliance with applicable Law, to exempt the transactions contemplated by the Merger Agreement from the restrictions on “business combinations” set forth in Section 203 of the DGCL. Other than Section 203 of the DGCL, no “business combination”, “moratorium,” “control share,” “fair price,” “takeover” or “interested stockholder” Law is applicable to the Merger Agreement or the transactions contemplated thereby.

6.2 Representations and Warranties of Apollo. Apollo hereby represents and warrants to the Company as follows as of the Effective Date:

(a) Apollo is duly organized, validly existing and in good standing under the Laws of the jurisdiction of its organization. Apollo has all requisite power and authority to execute and deliver this Agreement and to perform its obligations under this Agreement.

(b) The execution and delivery by Apollo of this Agreement and the performance by Apollo of its obligations under this Agreement do not and will not conflict with or violate any provision of, or require the consent or approval of any Person (except for any such consents or approvals which have been obtained) under, (x) applicable Law, (y) its organizational documents, or (z) any contract or agreement to which it is a party.

(c) The execution and delivery by Apollo of this Agreement and the performance by Apollo of its obligations under this Agreement have been duly authorized by all necessary corporate or other analogous action on its part. This Agreement has been duly executed and delivered by Apollo and, assuming the due authorization, execution and delivery by the Company, constitutes a legal, valid and binding obligation of Apollo, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency and other Laws of general applicability relating to or affecting creditors’ rights and to general principles of equity.

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(d) None of the Apollo Entities owns any Voting Securities (without giving effect to the Apollo Closing Shares).

6.3 No Other Representations or Warranties. Each of the Company and Apollo hereby acknowledges and agrees that (a) except for the express representations and warranties set forth in this Article VI, neither party hereto nor any Person acting on its behalf is making any representation or warranty of any kind, express or implied, in connection with the negotiation, execution or performance of this Agreement or the Merger Agreement or the transactions contemplated hereby and thereby, and (b) neither party hereto has relied on the accuracy or completeness of any information furnished by the other party hereto or any Person acting on its behalf in connection with the negotiation, execution or performance of this Agreement or the Merger Agreement or the transactions contemplated hereby and thereby.

ARTICLE VII

GENERAL PROVISIONS

7.1 Termination. Unless otherwise specified herein, this Agreement shall automatically terminate on the date that Apollo Parties, in the aggregate, Beneficially Own less than [______] of the Apollo Closing Shares9; provided, that Sections 4.3(a) and (b) shall terminate only in accordance with Section 4.3(c) and Section 4.1(f) shall survive the termination of this Agreement indefinitely.

7.2 Notices. Any notice, designation, request, request for consent or consent provided for in this Agreement shall be in writing and shall be deemed given (a) when delivered personally, (b) two (2) Business Day after being sent by internationally recognized overnight courier, or (c) if transmitted by facsimile or sent by electronic mail transmission and confirmed within twenty four (24) hours thereafter by a signed original sent in the manner provided in clause (a) or (b) to the parties at the following addresses (or at such other address for a party as shall be specified by prior written notice from such party):

if to the Company:

Hilton Grand Vacations, Inc.

5323 Millenia Lakes Boulevard, Suite 120

Orlando, FL 32839

Attn:         Charles Corbin

Email:       charles.corbin@hgv.com

with a copy (not constituting notice) to:

Alston & Bird LLP

950 F Street NW

[9]	Equal to 5% of the outstanding shares of Common Stock immediately after the Closing after giving effect to the stock issuance at Closing.

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Washington, DC 20004

Attention: Alex Park

                   Rebecca Valentino

Email:        Alex.Park@alston.com

                   Rebecca.Valentino@alston.com

if to Apollo:

c/o Apollo Management Holdings, L.P.

9 West 57th Street, 43rd Floor

New York, NY 10019

Attn:           David Sambur, Partner

                   John Suydam, Chief Legal Officer

Email:        sambur@apollolp.com

                   jsuydam@apollolp.com

with a copy (not constituting notice) to:

Paul, Weiss, Rifkind, Wharton & Garrison LLP

1285 Avenue of the Americas

New York, NY 10019-6064

Attention: Taurie Zeitzer

                   Brian Scrivani

E-mail:       tzeitzer@paulweiss.com

                   bscrivani@paulweiss.com

if to Hilton:

Hilton Worldwide Holdings Inc.

7930 Jones Branch Drive, Suite 1100

McLean, VA 22102

Attention: Kristin Campbell

Email:        Kristin.campbell@hilton.com

with a copy (not constituting notice) to:

Wilmer Hale

60 State Street

Boston, MA 02109 USA

Attention:   Jay Bothwick

Email:         jay.bothwick@wilmerhale.com

For purposes of Sections 5.1 and 5.2, if to the Reverence Persons to:

c/o Reverence Capital Partners, LP

10 East 53rd Street, 14th Floor

New York, NY 10022

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Attention:    Milton Berlinski

                    Peter Aberg

E-mail:        milton.berlinski@reverencecapital.com

                     peter.aberg@reverencecapital.com

with a copy (which shall not constitute notice) to:

Winston & Strawn LLP

200 Park Avenue

New York, NY 10166-4193

Attention: Jennifer C. Kurtis

E-mail: jkurtis@winston.com

For purposes of Section 5.2, if to any of the Seller Parties other than any Reverence Person, to such Seller Party’s addresses set forth on Schedule 7.2.

7.3 Amendment; Waiver. This Agreement may be amended, supplemented or otherwise modified, and any provision hereof waived, only by a written instrument executed by the Company and Apollo and, solely with respect to amendments, supplements, modifications or waivers with respect to Article II, Article III, Section 4.1 or Section 4.3 (or any defined terms to the extent used therein), Hilton. Neither the failure nor delay on the part of any party hereto to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. Any amendment, supplement or modification to this Agreement and any waiver of any term hereof effected in accordance with this Section 7.3 shall be binding on each party hereto and all of such party’s successors and permitted assigns, whether or not such successor or permitted assign entered into or approved such amendment, supplement or modification. Consent or refusal to consent to any amendment, supplement, modification or waiver may be given or withheld by a party in its sole discretion.

7.4 Further Assurances. Each party hereto shall sign such further documents and do and perform and cause to be done such further acts and things as any other party hereto may reasonably request to the extent necessary to carry out the intent and accomplish the purposes of this Agreement.

7.5 Assignment. This Agreement will inure to the benefit of and be binding on the parties hereto and their respective successors and permitted assigns. This Agreement may not be assigned, except by any Apollo Party to any Permitted Transferee that has executed a joinder agreement substantially in the form attached as Exhibit A to this Agreement, without the express prior written consent of the other parties hereto, and any attempted assignment, without such consent, will be null and void.

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7.6 Third Parties. This Agreement does not create any rights, claims or benefits inuring to any person that is not a party hereto nor create or establish any third party beneficiary hereto; provided, that each Seller Party not party to this Agreement shall be an express third party beneficiary of Section 5.2 as though such Seller Party were an Apollo Party, but only to the extent that an Apollo Party exercises any rights pursuant to Section 5.2; provided, further, that, subject to any Reverence Person’s fulfillment of its obligations pursuant to Section 5.1(b), such Reverence Person shall be an express third party beneficiary of Section 5.1.

7.7 Governing Law. This Agreement shall be governed by and construed in accordance with the Laws of the State of Delaware, without regard to principles of conflicts of Laws thereof.

7.8 Jurisdiction; Waiver of Jury Trial. In any judicial proceeding involving any dispute, controversy or claim between the parties hereto arising out of or relating to this Agreement, each of the parties hereto, by execution and delivery of this Agreement, unconditionally accepts and consents to the exclusive jurisdiction and venue of the Delaware Court of Chancery and any state appellate court to which orders and judgments thereof may be appealed within the State of Delaware (or, if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware), including but not limited to the in personam and subject matter jurisdiction of those courts, or if jurisdiction over the matter is vested exclusively in federal courts, the United States District Court for the District of Delaware, and the appellate courts to which orders and judgments thereof may be appealed, waives any objections to such jurisdiction on the grounds of venue or forum non conveniens, the absence of in personam or subject matter jurisdiction and any similar grounds or any other manner permitted by Law, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement. In any such judicial proceeding, the parties agree that in addition to any method for the service of process permitted or required by such courts, to the fullest extent permitted by Law, service of process may be made by delivery provided pursuant to the directions in Section 7.2. EACH OF THE PARTIES HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING ANY DISPUTE, CONTROVERSY OR CLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT.

7.9 Specific Performance. Each party hereto acknowledges and agrees that in the event of any breach of this Agreement by any of them, the other parties hereto would be irreparably harmed and could not be made whole by monetary damages. Each party accordingly agrees to waive the defense in any action for specific performance that a remedy at law would be adequate and agrees that the parties, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to specific performance of this Agreement without the posting of bond.

7.10 Entire Agreement. This Agreement sets forth the entire understanding of the parties hereto with respect to the subject matter hereof. There are no agreements, representations, warranties, covenants or understandings with respect to the subject matter hereof other than those expressly set forth herein. This Agreement supersedes all other prior agreements and understandings between the parties with respect to such subject matter.

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7.11 Severability. If any provision of this Agreement, or the application of such provision to any Person or circumstance or in any jurisdiction, shall be held to be invalid or unenforceable to any extent, (i) the remainder of this Agreement shall not be affected thereby, and each other provision hereof shall be valid and enforceable to the fullest extent permitted by Law, (ii) as to such Person or circumstance or in such jurisdiction such provision shall be reformed to be valid and enforceable to the fullest extent permitted by Law and (iii) the application of such provision to other Persons or circumstances or in other jurisdictions shall not be affected thereby.

7.12 Table of Contents, Headings and Captions. The table of contents, headings, subheadings and captions contained in this Agreement are included for convenience of reference only, and in no way define, limit or describe the scope of this Agreement or the intent of any provision hereof.

7.13 Counterparts. This Agreement and any amendment hereto may be signed in any number of separate counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one Agreement (or amendment, as applicable).

7.14 Effectiveness of this Agreement. This Agreement shall become automatically effective upon the Effective Date, without the requirement of any further action by any Person, and until the Effective Date (if any), this Agreement shall be of no force or effect and shall create no rights or obligations on the part of any party hereto.

7.15 Certain Adjustments of Common Stock. Notwithstanding anything contained herein, the parties hereto hereby agree that if, following the execution of this Agreement, the number of outstanding shares of Common Stock is increased or decreased or changed into a greater or fewer number or a different class of shares, including by reason of any reorganization, reclassification, recapitalization, stock split, reverse stock split, combination or exchange of shares, or any other similar event that would have the effect of changing the Apollo Party’s ownership of Common Stock or other securities of the Company, then each provision herein that relates to or references Apollo’s, any other Apollo Party’s, any Apollo Entity’s or any of their respective Affiliates’ holding, ownership or Beneficial Ownership of Common Stock (including with respect to the Apollo Closing Shares) shall be automatically adjusted without any further action by any Person to fully reflect the appropriate effect of such increase or decrease in the number of outstanding shares of Common Stock or such change into a greater or fewer number or a different class of shares, as applicable.

7.16 No Recourse. Notwithstanding anything that may be expressed or implied in this Agreement or otherwise, and notwithstanding the fact that certain Apollo Parties may be partnerships, limited liability companies, corporations or other entities, each party hereto covenants, agrees and acknowledges that no recourse under this Agreement or any documents or instruments delivered by any Person pursuant hereto or otherwise shall be had against any of Apollo’s, any other Apollo Party’s, any Apollo Entity’s or any of the foregoing’s respective Affiliates’ former, current or future direct or indirect equity holders, controlling Persons, stockholders, directors, officers, employees, agents, Affiliates, members, financing sources, managers, general or limited partners or assignees (each, a “Related Party” and collectively, the “Related Parties”), in each case, other than (subject, for the avoidance of doubt, to the provisions of this Agreement) each party hereto or any of its respective assignees under this Agreement, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by

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virtue of any applicable Law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any of the Related Parties, as such, for any obligation or liability of any party hereto or any of its respective assignees under this Agreement or any documents or instruments delivered by any Person pursuant hereto for any claim based on, in respect of or by reason of such obligations or liabilities or their creation; provided, however, that nothing in this Section 7.16 shall relieve or otherwise limit the liability of any party hereto or any of its respective assignees for any breach or violation of its obligations under such agreements, documents or instruments; and provided, further, that upon a Transfer of the shares of the Common Stock owned by the Apollo Parties which would result in the termination of this Agreement in accordance with Section 7.1, following the date of such Transfer, the Limited Guarantee shall become effective and remain in effect for a period of twenty (20) days following the date of such Transfer (and shall continue in effect during the pendency of any claim made thereunder) and pursuant to which, subject to the terms and conditions contained therein, the Apollo Entities party thereto shall be secondarily responsible to the Company (and no other Person) for any damages directly arising out of or directly resulting from any Transfer that was in violation of, or directly caused a material breach of, the terms of this Agreement. Notwithstanding the foregoing, the Company agrees not to seek to recover, directly or indirectly, any amounts under the Limited Guarantee unless and until the Company has exhausted all available remedies against the Apollo Parties, but may submit a claim under the Limited Guarantee during such time solely in order to preserve its rights while it pursues available remedies against the Apollo Parties.

7.17 Financing Cooperation. If requested by the Apollo Parties, the Company will provide the following cooperation in connection with the Apollo Parties obtaining any Permitted Loan: (a) entering into an issuer agreement with each lender in substantially the form attached hereto as Exhibit E (an “Issuer Agreement”) in connection with such transactions, subject to the consent of the Company (which will not be unreasonably withheld, conditioned or delayed), with such changes thereto as are requested by such lender and customary for similar financings, (b) following receipt by the Company of an opinion of counsel reasonably satisfactory to the Company to the effect that the restrictive legend (or notation) is no longer required under the Securities Act and applicable state securities Laws, using commercially reasonable efforts to remove any such restrictive legends on certificates representing pledged Common Stock and depositing such pledged Common Stock in book entry form on the books of The Depository Trust Company (and providing any necessary indemnities to the transfer agent in connection therewith), (c) if so requested by such lender or counterparty, as applicable, re-registering the pledged Common Stock on the Company’s record book or with the Company’s transfer agent, as applicable, in the name of the relevant lender, counterparty, custodian or similar party to a Permitted Loan, with respect to Permitted Loans solely as securities intermediary and only to the extent an Apollo Party or its Affiliates continues to beneficially own such pledged Common Stock, (d) entering into customary triparty agreements with each lender and the Apollo Parties relating to the delivery of the Common Stock to the relevant lender for crediting to the relevant collateral accounts upon funding of the loan and payment of the purchase price and (e) such other cooperation and assistance as the Apollo Parties may reasonably request (which cooperation and assistance, for the avoidance of doubt, shall not include any requirement that the Company deliver information, compliance certificates or any other materials typically provided by borrowers to lenders) that will not unreasonably disrupt the operation of the Company’s business. Anything in the preceding sentence to the contrary notwithstanding, the Company’s

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obligation to deliver an Issuer Agreement is conditioned on the applicable Apollo Party certifying to the Company in writing that (i) the loan agreement with respect to which the Issuer Agreement is being delivered constitutes a Permitted Loan being entered into in accordance with this Agreement, such Apollo Party has pledged shares of Common Stock as collateral to the lenders under such Permitted Loan and that the execution of such Permitted Loan and the terms thereof do not violate the terms of this Agreement and (ii) such Apollo Party acknowledges and agrees that the Company will be relying on such certificate when entering into the Issuer Agreement and any inaccuracy in such certificate will be deemed a breach of this Agreement. The Apollo Parties acknowledge and agree that the statements and agreements of the Company in an Issuer Agreement are solely for the benefit of the applicable lenders party thereto and that in any dispute between the Company and the Apollo Parties under this Agreement, the Apollo Parties shall not be entitled to use the statements and agreements of the Company in an Issuer Agreement against the Company.

[Remainder Of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

HILTON GRAND VACATIONS, INC.

By:
Name:
Title:

AP VIII DAKOTA HOLDINGS, L.P.

By:
Name:
Title:

AP DAKOTA CO-INVEST, L.P.

By:
Name:
Title:

For purposes of Sections 7.2 and 7.3 only:

HILTON WORLDWIDE HOLDINGS INC.

By:
Name:
Title:

[Signature Page to Stockholders Agreement]

Schedule 2.4(a)(i)

Exchange Ratio Calculation

The Exchange Ratio shall be calculated as follows:

(A)	Base Purchase Price (in Parent Common Shares)	36,461,000 shares
plus
(B)	Aggregate Option Exercise Shares	[XX] shares
minus
(C)
(i)
(a)	Closing Leakage	$[XX]
(b)	Closing Excluded Liabilities	$[XX]
	Subtotal: Closing Leakage and Excluded Liabilities	$[XX]
(ii)	Divided by: Parent Stock Value	$[XX] per share
	Subtotal: Closing Adjustment Amount	[XX] shares
(D)	Equals: Parent Stock Issuance Amount	[XX] shares
(E)	Divided by: Fully Diluted Shares	$[XX]
(F)	Exchange Ratio	[XX] Parent Common Shares per share of Company Common Stock

“Aggregate Option Exercise Price” means the aggregate exercise price of all In-the-Money Options outstanding immediately before the Effective Time.

“Aggregate Option Exercise Shares” means the quotient of (i) the Aggregate Option Exercise Price, divided by (ii) the Parent Stock Value.

“Base Purchase Price” means 36,461,000 Parent Common Shares.

“Closing Adjustment Amount” means the quotient of (i) Closing Leakage and Excluded Liabilities divided by (ii) the Parent Stock Value.

“Closing Leakage and Excluded Liabilities” means the sum of (i) Closing Leakage, plus (ii) Closing Excluded Liabilities.

“Exchange Ratio” means to the quotient of (i) the Parent Stock Issuance Amount divided by (ii) the Fully Diluted Shares, rounded down to five decimal places.

“Fully Diluted Shares” means the number of outstanding shares of Company Common Stock as of immediately before the Effective Time on a fully-diluted, as converted and as exercised basis, including, for the avoidable of doubt, shares of Company Common Stock underlying In-the-Money Options (but excluding all other Options) and any other outstanding securities convertible into or exercisable for shares of Company Shares.

“Parent Stock Issuance Amount” means the sum of (i) the Base Purchase Price plus (ii) the Aggregate Option Exercise Shares minus (iii) the Closing Adjustment Amount.

Schedule 2.6

Parent Board

1.	David Sambur

2.	Alex van Hoek

Schedule 7.1(b)

Antitrust Approvals

1.	Mexico: Comisión Federal de Competencia Económica (Cofece), or Federal Economic Competition Commission

2.	Austria: Bundeswettbewerbsbehörde (“BWB”) or Federal Competition Authority

Exhibit 10.1

EXECUTION VERSION

BANK OF AMERICA, N.A. BofA SECURITIES, INC. One Bryant Park New York, New York 10036	DEUTSCHE BANK SECURITIES INC. DEUTSCHE BANK AG CAYMAN ISLANDS BRANCH 60 Wall Street New York, NY 10005	BARCLAYS 745 Seventh Avenue New York, New York 10019

March 10, 2021

Hilton Grand Vacations Borrower LLC

5323 Millenia Lakes Boulevard, Suite 400

Orlando, FL 32839

Attention: Dan Mathewes, Executive Vice President and Chief Financial Officer

Project Odyssey

Commitment Letter

Ladies and Gentlemen:

Hilton Grand Vacations Borrower LLC, a Delaware limited liability company (the “Company” or “you”), has advised Bank of America, N.A. (“BANA”), BofA Securities, Inc. (or any of its designated affiliates, “BofA Securities” and, together with BANA, “Bank of America”), Deutsche Bank Securities Inc. (“DBSI”), Deutsche Bank AG Cayman Islands Branch (“DBCI” and, together with DBSI, “Deutsche Bank”) and Barclays Bank PLC (“Barclays” and, together with Bank of America, Deutsche Bank and any other financial institution that becomes a Commitment Party as set forth in Section 1 below, the “Commitment Parties”, “we” or “us”) that the Company desires to consummate the Transactions (as defined in Exhibit A hereto (such exhibit, the “Transactions Description”)). Capitalized terms used in this letter agreement but not defined herein shall have the meanings given to them in the Exhibits (as defined below) hereto.

Upon the terms and subject only to the conditions described in this letter agreement and the attached Exhibit A, Exhibit B, Exhibit C, Exhibit D and Exhibit E (collectively, the “Exhibits” and, together with this letter agreement, the “Commitment Letter”), each of BANA, DBCI and Barclays is pleased to inform you of its commitment to provide (i) an amount equal to 35.0%, 32.5% and 32.5%, respectively of the Senior Unsecured Bridge Facility, (ii) an amount equal to 35.0%, 32.5% and 32.5%, respectively of the Term Facility and (iii) an amount equal to 35.0%, 32.5% and 32.5%, respectively of the Revolving Facility (each of BANA, DBCI and Barclays, together with any other financial institution that becomes an Initial Lender as set forth in Section 1 below, an “Initial Lender” and, collectively in such capacities, the “Initial Lenders”). The Senior Unsecured Bridge Facility and the Senior Facilities are collectively the “Facilities”.

Section 1. Title and Roles.

You hereby appoint (i) each of BofA Securities, DBSI and Barclays and each of BofA Securities, DBSI and Barclays hereby agrees to act, as a bookrunner and a lead arranger with respect to the Senior Unsecured Bridge Facility, the Senior Facilities and the Amendment (in such capacities, and together with other Additional Arrangers appointed in accordance with this Section 1, an “Arranger” and, collectively in such capacities, the “Arrangers”) and (ii) BANA to act, and BANA hereby agrees to act, as sole administrative agent with respect to the Senior Facilities (in such capacities, the “Senior Facilities Agent”) and DBCI to act, and DBCI hereby agrees to act, as sole administrative agent with respect to the Senior Unsecured Bridge Facility (in such capacities, the “Bridge Facility Agent”; together with the Senior

Facilities Agent, the “Agents”), in each case upon the terms and subject to the conditions described in this Commitment Letter. You agree that no additional agents, co-agents, bookrunners, lead arrangers or co-managers will be appointed, or other titles conferred, and no compensation (other than that expressly contemplated by this Commitment Letter and the Fee Letter referred to below) will be paid to any other person in order to obtain commitments to any Facility or in connection with the Amendment unless you and the Commitment Parties as of the date hereof shall so agree. BofA Securities will have primary authority for managing the syndication of the Senior Facilities and the arrangement of the Amendment and BofA Securities shall have “left side” placement in any and all marketing materials or other documentation used in connection with the Senior Facilities and the Amendment and shall hold the leading role and responsibilities conventionally associated with such “left” placement. DBSI will have primary authority for managing the syndication of the Senior Unsecured Bridge Facility and DBSI shall have “left side” placement in any and all marketing materials or other documentation used in connection with the Senior Unsecured Bridge Facility and shall hold the leading role and responsibilities conventionally associated with such “left” placement. At any time within 15 business days after the date of your acceptance of this Commitment Letter, you may appoint additional co-managers, agents, co-agents, arrangers, bookrunners or confer other titles in respect of the Facilities and the Amendment (each such party, an “Additional Arranger”) and may allocate to such Additional Arrangers up to 36.5% of the commitments of the Commitment Parties hereunder with respect to the Facilities on a pro rata basis (and thereafter, such financial institution shall constitute a “Commitment Party” and “Initial Lender” hereunder) and corresponding compensatory economics in connection with each Facility to such other persons. Notwithstanding anything in Section 1 to the contrary, the commitments of, and economics allocated to, the Initial Lenders with respect to each Facility will be permanently reduced by the amount of the commitments of, and economics allocated to, such appointed entities (or their affiliates) in respect of such Facility, with such reduction allocated to reduce the commitments of, and economics allocated to, the Initial Lenders in respect of such Facility (excluding any Initial Lenders that becomes a party hereto pursuant to this section) on a pro rata basis. It is agreed and understood that this Commitment Letter shall not constitute a commitment to provide or consent to the Amendment and that no assurance can be given that the Amendment will be obtained.

Section 2. Syndication.

The Commitment Parties reserve the right, prior to and/or after the execution of the definitive documentation (including any ancillary agreements, certificates or other documents delivered in connection therewith) with respect to any Facility (collectively, the “Operative Documents” with respect to such applicable Facility), to syndicate all or a portion of their commitments under such Facility to one or more other banks, financial institutions, investors and other lenders identified by us in consultation with you and subject to your consent (such consent not to be unreasonably withheld, conditioned or delayed) (the lenders providing the Facilities, together with the Initial Lenders, are collectively referred to herein as the “Lenders”). Subject to the foregoing, the Arrangers will manage all aspects of the syndication of each Facility in consultation with the Company, including the timing of the commencement of syndication efforts, the timing of all offers to potential Lenders, the determination of all amounts offered to potential Lenders, the selection of Lenders and the allocation of commitments among the Lenders, and will manage all aspects of the efforts to request approval by the requisite lenders under the Existing Credit Agreement with respect to the Amendment.

Without limiting your obligations to assist with syndication efforts (which for purposes of this Commitment Letter shall include efforts relating to request approvals of the Amendment by the requisite lenders under the Existing Credit Agreement) as set forth herein, it is understood that our commitments hereunder are not conditioned upon the syndication of, or receipt of commitments in respect of, any Facility and in no event shall the commencement or successful completion of syndication of any Facility or obtaining the necessary consents for the Amendment, nor the obligation to assist with

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syndication efforts as set forth herein, constitute a condition to the commitment hereunder or the funding of any Facility on the date of the consummation of the Acquisition and the initial funding under the Facilities and/or the issuance of the Senior Unsecured Notes (the date of such consummation and funding and/or issuance, the “Closing Date”). The Arrangers may commence syndication efforts promptly upon the execution of this Commitment Letter and as part of their syndication efforts it is the Arrangers’ intent to have Lenders commit to each Facility prior to the Closing Date. Until the earlier of (i) the 45th day following the Closing Date and (ii) the date upon which the Facilities are Successfully Syndicated (such earlier date, the “Syndication Date”), the Company hereby agrees to use its commercially reasonable efforts to assist (and, to the extent practical and appropriate and in all instances not in contravention of the terms of the Acquisition Agreement as in effect on the date hereof, to use its commercially reasonable efforts to cause the Target and its affiliates to assist) us in achieving a syndication that is reasonably satisfactory to us and you. “Successfully Syndicated” means with respect to each of the Senior Unsecured Bridge Facility and the Term Facility, the Initial Lenders’ commitments and loans thereunder are reduced to $0 (“Successful Syndication” has a correlative meaning). In addition, the Company hereby agrees to assist the Arrangers in soliciting and obtaining the requisite approval from the lenders under the Existing Credit Agreement with respect to the Amendment. The Company’s assistance in achieving such syndication of the Facilities and approval of the Amendment shall include but not be limited to: (i) making appropriate members of the senior management, representatives and advisors of the Company (and, to the extent practical and appropriate and in all instances not in contravention of the terms of the Acquisition Agreement as in effect on the date hereof, appropriate members of the senior management, representatives and advisors of the Target) available to participate in informational meetings (or a conference call in lieu of any such meeting) with potential Lenders and/or ratings agencies at such times and locations mutually agreed upon by the Company with the Arrangers; (ii) using your commercially reasonable efforts to ensure that the syndication efforts benefit from the existing lending relationships of the Company (and, to the extent practical and appropriate and in all instances not in contravention of the terms of the Acquisition Agreement as in effect on the date hereof, the Target); (iii) assisting (and, to the extent practical and appropriate and in all instances not in contravention of the terms of the Acquisition Agreement as in effect on the date hereof, causing the Target to assist) in the preparation of a customary confidential information memorandum for each Facility and other customary marketing materials to be used in connection with the syndication of each Facility and the Amendment; (iv) the hosting, with the Arrangers, of a reasonable number of meetings or conference calls of prospective Lenders at such at times and locations mutually agreed upon by the Company with the Arrangers and (v) using your commercially reasonable efforts (A) to procure a rating of the Senior Unsecured Bridge Facility, the Senior Unsecured Notes and the Term Facility by Moody’s Investors Service, Inc. (“Moody’s”) and S&P Global Ratings, a division of S&P Global, Inc. (“S&P”), prior to the date of the bank meeting in connection with the Term Facility (but no specific rating) and (B) to maintain your corporate family rating or corporate rating, as applicable, from each of Moody’s and S&P (but no specific rating). Notwithstanding the foregoing or anything else to the contrary (but without limiting the Exclusive Funding Conditions), it is understood and agreed that you have no obligation hereunder to make available to us any documentation or information (i) subject to confidentiality obligations binding upon you, Hilton Grand Vacations Inc. (“HGVI”) or Hilton Grand Vacations Parent LLC, the direct parent company of the Company (“Holdings”) (in each case, not entered into in contemplation hereof) or (ii) subject to applicable attorney-client privilege; provided, you will use commercially reasonable efforts to notify us if any material documentation and information is being so withheld and provide a general description of such withheld documentation or information, in each case, to the extent permitted under the applicable obligation of confidentiality or privilege. Without limiting any of the Exclusive Funding Conditions and without limiting your obligations to assist with syndication efforts as set forth herein, (i) none of the foregoing shall constitute a condition to the commitments hereunder or the funding of any Facility on the Closing Date, (ii) neither the commencement nor the completion of the syndication of any Facility shall constitute a condition to the commitments hereunder or the funding of any Facility on the Closing Date and (iii) unless you otherwise agree in writing, each Commitment Party shall retain exclusive control over all rights and obligations with respect to its commitments under each Facility, including all

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rights with respect to consents, modifications, waivers and amendments, until the Closing Date has occurred. You hereby authorize the Arrangers to download copies of your trademark logos from your websites and post copies thereof on the Platform (as defined below) established by the Arrangers to syndicate the Facilities and request approval of the Amendment and use the logos on any confidential information memoranda, presentations and other marketing materials prepared in connection with the syndication of the Facilities or the approval of the Amendment or in any advertisements to which you consent that any Arranger may place after the Closing Date in financial and other newspapers and journals, or otherwise, at its own expense describing its services to the Company hereunder.

You acknowledge that (i) the Arrangers may make available the Company Materials on a confidential basis to potential Lenders by posting the Company Materials on Intralinks, SyndTrak Online, Debtdomain, the internet, email and/or similar electronic transmission systems (the “Platform”) and (ii) certain of the potential Lenders may be public side Lenders (i.e., Lenders that do not wish to receive material non-public information with respect to you, your subsidiaries, HGVI, Holdings, the Target or their respective subsidiaries or any securities of any thereof) (each, a “Public Lender”). You agree that (A) at the request of the Arrangers, you will assist us in preparing a version of the confidential information memorandum and lender presentation (the “Company Materials”) to be provided to potential Lenders that does not contain any material non-public information concerning you, your subsidiaries, HGVI, Holdings, the Target or their respective subsidiaries or of the securities of any thereof for purposes of United States federal and state securities laws (any such information, “MNPI”, and any Company Materials that contains MNPI is referred to as “Private-Side Materials”); (B) all Private-Side Materials will be clearly and conspicuously marked “Private, contains Material Non-Public Information”; (C) if any Company Materials are not so marked, except to the extent you notify us to the contrary and provided that you shall have been given a reasonable opportunity to review such documents, you will be deemed to have authorized the Arrangers and the proposed Lenders to treat such Company Materials as not containing any MNPI; (D) all Company Materials not marked “Private, contains Material Non-Public Information” are permitted to be made available through a portion of the Platform designated “Public Lender” and (E) you shall provide us with customary authorization letters for inclusion in the Company Materials that contain a customary 10b-5 representation and represent that any Company Materials with respect to the Company not marked “Private, contains Material Non-Public Information” do not include MNPI with respect to the Company and exculpate you, us and our respective affiliates with respect to any liability related to the use or misuse of the contents of the Company Materials by the recipients thereof. The Arrangers agree to treat any Company Materials that are marked “Private, contains Material Non-Public Information” as being suitable only for posting on a portion of the Platform not designated “Public Lender”. To ensure an orderly and effective syndication of each Facility, the Company agrees that, until the Syndication Date, the Company will not, and will not permit any of its subsidiaries to (and will use its commercially reasonable efforts to not permit the Target or any of its subsidiaries to) syndicate, issue, place or arrange any debt facility or debt security (excluding the Senior Unsecured Bridge Facility and/or the Senior Unsecured Notes and/or the Senior Facilities) without the prior written consent of the Arrangers if such syndication, issuance, placement or arrangement could reasonably be expected to materially and adversely impair the primary syndication of the Senior Unsecured Bridge Facility and/or the Senior Unsecured Notes and/or the Term Facility (it being understood that (A) the incurrence of the Facilities and the consummation of the Amendment, (B) indebtedness of the Company and its subsidiaries incurred in the ordinary course of business, including short term debt for working capital, capital leases, purchase money debt, equipment financings and ordinary course of business letter of credit facilities, (C) any indebtedness of the Target and its subsidiaries permitted under the Acquisition Agreement as in effect on the date hereof (including any warehouse facilities or asset-backed securitizations) and (D) other indebtedness to be agreed among you and the Arrangers shall not be subject to this provision).

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Section 3. Conditions.

The commitments of each Commitment Party hereunder to fund its respective portion of the Facilities on the Closing Date and the agreements of each of the Arrangers to perform the services described herein are subject solely to the satisfaction (or waiver by each of the Commitment Parties) of the following conditions precedent: (a) since the Agreement Date (as defined in the Acquisition Agreement) no Company Material Adverse Effect (as defined below), has occurred and is continuing, (b) subject to the Limited Conditionality Provisions (as defined below), the execution and delivery of the Operative Documents in respect of the Facilities on the terms set forth in this Commitment Letter (it being understood and agreed that each party hereto will negotiate such additional terms in good faith to finalize such Operative Documents and that the terms of such Operative Documents shall not impair the availability of the Facilities on the Closing Date if the Limited Conditionality Provisions are satisfied) and (c) the satisfaction (or waiver by each of the Commitment Parties) of the other conditions set forth in Exhibit E hereto (clauses (a), (b) and (c) collectively, the “Exclusive Funding Conditions”); it being understood that there are no conditions (implied or otherwise) to the commitments hereunder in respect of the Facilities other than the Exclusive Funding Conditions (and upon satisfaction or waiver of the Exclusive Funding Conditions, the initial funding under the Facilities shall occur). For purposes of this Commitment Letter, “Company Material Adverse Effect” shall have the meaning assigned to “Company Material Adverse Effect” in the Acquisition Agreement as in effect on the date hereof.

Notwithstanding anything set forth in this Commitment Letter, the Fee Letter or the Operative Documents, or any other letter agreement or other undertaking concerning the financing of the Transactions to the contrary, (i) the only representations and warranties, the accuracy of which shall be a condition to availability of the Facilities on the Closing Date, shall be (x) such of the representations and warranties made by or on behalf of the Target in the Acquisition Agreement as are material to the interests of the Lenders or the Arrangers (in their capacities as such), but only to the extent that the Company has the right (taking into account any applicable cure provisions) to terminate its obligations (or to refuse to consummate the Acquisition) under the Acquisition Agreement as a result of a breach of any of such representations and warranties (to such extent, the “Acquisition Agreement Representations”) and (y) the Specified Representations (as defined below) made by the Company and the Guarantors in the Operative Documents and (ii) the terms of the Operative Documents shall be in a form such that they do not impair the availability of the Facilities on the Closing Date if the Exclusive Funding Conditions are satisfied (it being understood that, to the extent any security interest in any Collateral is not or cannot be provided and/or perfected on the Closing Date (other than (1) the pledge and perfection of the security interest in the certificated equity interests of the Company and each of its wholly owned material U.S. restricted subsidiaries (to the extent required by Exhibit C) (provided that, to the extent you have used commercially reasonable efforts to procure the delivery thereof prior to the Closing Date, certificated equity interests of the subsidiaries of the Target, to the extent required by Exhibit C, will only be required to be delivered and/or perfected on the Closing Date pursuant to the terms set forth above if such certificated equity interests are received from the Target) and (2) other assets pursuant to which a lien may be perfected by the filing of a financing statement under the Uniform Commercial Code) after your use of commercially reasonable efforts to do so or without undue burden or expense, then the provision and/or perfection of a security interest in such Collateral shall not constitute a condition to the availability of the Facilities on the Closing Date, but instead shall be required to be delivered after the Closing Date pursuant to arrangements and timing to be mutually agreed (but, in any event, not earlier than 90 days after the Closing Date or such longer period as may be agreed by the Senior Facilities Agent) by the Senior Facilities Agent and the Company acting reasonably). For purposes hereof, “Specified Representations” means the representations and warranties set forth in the Operative Documents (with respect to the Company and the Guarantors) relating to the legal existence of the Company and the Guarantors; power and authority, due authorization, execution, delivery and validity, in each case, related to the entering into, borrowing under, guaranteeing under, performance of and granting of security interests in the collateral pursuant to, the Operative Documents; the enforceability of the Operative Documents against the Company and each Guarantor; the execution and performance of the Operative Documents by the Company and each Guarantor not

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conflicting with or violating the Company’s or any Guarantor’s organizational documents; Federal Reserve margin regulations; the Investment Company Act of 1940, as amended; solvency of the Company and its subsidiaries on a consolidated basis as of the Closing Date after giving effect to the Transactions; creation, validity, perfection and priority (subject to customary permitted liens) of security interests in the Collateral; USA PATRIOT Act; and use of the proceeds of the applicable Facility not violating laws applicable to sanctioned persons and laws and regulations promulgated by OFAC, anti-money laundering laws or the Foreign Corrupt Practices Act. The provisions of this paragraph are referred to as the “Limited Conditionality Provisions”. Without limiting the conditions precedent provided herein for availability of the Facilities on the Closing Date, the Arrangers will cooperate with you as reasonably requested in coordinating the timing and procedures for the funding of the Facilities in a manner consistent with the Acquisition Agreement.

Section 4. Commitment Termination.

Each Commitment Party’s commitment hereunder and the other obligations set forth in this Commitment Letter will terminate on the earliest of: (a) the consummation of the Acquisition with or without the funding of any Facility; (b) five business days after the Termination Date (as defined in the Acquisition Agreement is in effect on the date hereof); and (c) the date the Acquisition Agreement is terminated (such earliest date, the “Commitment Termination Date”). In addition, each Commitment Party’s commitment hereunder and the other obligations set forth in this Commitment Letter with respect to the Revolving Facility will terminate on the date when the administrative agent under the Existing Credit Agreement has received the requisite lenders’ consent under the Existing Credit Agreement to the Amendment.

Section 5. Fees.

As consideration for our commitments and other obligations hereunder and our agreement to perform the services described herein, you agree to pay (or to cause to be paid) to us the fees set forth in this Commitment Letter, the Fee Letter and the Agent Fee Letter dated the date hereof among the parties hereto (such fee letters, as further amended, amended and restated, supplemented or otherwise modified, collectively, the “Fee Letter”). The terms of the Fee Letter are an integral part of our commitments and other obligations hereunder and our agreement to perform the services described herein and constitute part of this Commitment Letter for all purposes hereof. Each of the fees described in this Commitment Letter and the Fee Letter shall be nonrefundable when paid except as expressly agreed.

Section 6. Indemnification.

The Company shall indemnify and hold harmless each Commitment Party, its affiliates, and each Commitment Party’s and such affiliates’ respective directors, officers, employees, agents, trustees, representatives, attorneys and advisors and their respective successors and permitted assigns (each, a “Protected Party”) from and against any and all claims (including, without limitation, shareholder actions), damages, losses, liabilities and expenses (including, without limitation, reasonable and documented out-of-pocket fees and disbursements of one primary counsel for the Protected Parties, taken as a whole, one additional counsel to each group of similarly situated Protected Parties as required due to actual or reasonably perceived conflicts of interest and local counsel in each material jurisdiction, as necessary), that may be incurred by or asserted or awarded against any Protected Party (including, without limitation, in connection with or relating to any investigation, litigation or proceeding or the preparation of a defense in connection therewith), in each case arising out of or in connection with or by reason of this Commitment Letter, the Fee Letter or the Operative Documents, the Transactions or the transactions contemplated hereby or thereby or any use of the proceeds thereof (any of the foregoing, a “Proceeding”), except to the extent such claim, damage, loss, liability or expense is (i) found in a final non-appealable judgment by a court of competent jurisdiction to have resulted from such Protected Party’s (or its Related Parties’) bad faith, gross

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negligence or willful misconduct or material breach of this Commitment Letter or (ii) the result of any Proceeding that is not the result of an act or omission by you or any of your affiliates and that is brought by any Protected Party against any other Protected Party (other than any claims against any Commitment Party in its capacity or in fulfilling its role as Arranger, administrative agent or any similar role under any Facility). In the case of an investigation, litigation or other proceeding to which the indemnity in this paragraph applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by the Company, any of its affiliates, security holders or creditors, a Protected Party or any other person, or a Protected Party is otherwise a party thereto and whether or not the Transactions are consummated. “Related Party” of a Protected Party means (a) any of such Protected Party’s directors, officers or employees or (b) any of such Protected Party’s agents, trustees, representatives, attorneys, consultants or advisors, in each case acting at the instructions of, or for the benefit of, such Protected Party.

In no event shall any party hereto be liable on any theory of liability for any special, indirect, consequential or punitive damages (including, without limitation, any loss of profits, business or anticipated savings); provided that nothing contained in this paragraph shall limit your indemnity and reimbursement obligations for such damages awarded to third parties to the extent set forth in the immediately preceding paragraph. The commitments and obligations of the Commitment Parties hereunder and under the Fee Letter are several and not joint, and no Commitment Party shall be liable on any theory of liability to you or any other person for the actions or omissions of any other Commitment Party.

You agree that, without our prior written consent, neither you nor any of your subsidiaries will settle, compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding in respect of which indemnification could be sought under the indemnification provision of this Commitment Letter (whether or not we or any other Protected Party is an actual or potential party to such claim, action or proceeding), unless such settlement, compromise or consent includes an unconditional release of each Protected Party from all liability arising out of such claim, action or proceeding and does not include a statement as to or an admission of fault, culpability or failure to act by or on behalf of any Protected Party.

The Company acknowledges that information and other materials relative to the Operative Documents and the Transactions may be transmitted through the Platform. No Protected Party will be liable to the Company or any of its affiliates or any of its security holders or creditors for any damages arising from the use by unauthorized persons of information or other materials sent through the Platform that are intercepted by such persons, except to the extent such liability is determined by a final non-appealable judgment by a court of competent jurisdiction to have resulted from such Protected Party’s bad faith, gross negligence or willful misconduct.

Section 7. Costs and Expenses.

The Company shall pay, or reimburse the Commitment Parties on demand for, all reasonable and documented out-of-pocket costs and expenses incurred by the Commitment Parties in connection with any Facility, the Transactions and the preparation, negotiation, execution and delivery of this Commitment Letter, the Fee Letter and the Operative Documents, including, without limitation, the reasonable fees, disbursements and other charges of one primary counsel for the Commitment Parties, taken as a whole, one additional counsel to each group of similarly situated persons as required due to actual or reasonably perceived conflicts of interest and local counsel in each material jurisdiction, as necessary; provided that such costs and expenses shall only be payable if the Transactions are consummated and the Closing Date occurs. The Company shall also pay all reasonable and documented out-of-pocket costs and expenses of the Commitment Parties (including, without limitation, the reasonable fees, disbursements and other charges of one primary counsel for the Commitment Parties, taken as a whole, one additional counsel to each group of similarly situated persons as required due to actual or reasonably perceived conflicts of

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interest and local counsel in each material jurisdiction, as necessary) incurred by the Commitment Parties in connection with the enforcement of any of their rights and remedies hereunder. You acknowledge that we may receive a benefit, including without limitation, a discount, credit or other accommodation, from any of such counsel based on the fees such counsel may receive on account of their relationship with us including, without limitation, fees paid pursuant hereto.

Section 8. Confidentiality.

The Company agrees that this Commitment Letter and the Fee Letter are for its confidential use only and that neither their existence nor the terms hereof or thereof will be disclosed by it to any person other than its parent entities, subsidiaries and the officers, directors, employees, managers, members, partners, accountants, attorneys and other advisors of HGVI and its subsidiaries (the “Borrower Representatives”), and then only on a confidential and “need to know” basis in connection with the transactions contemplated hereby; provided, however, that the Company may disclose this Commitment Letter and the contents hereof and thereof: (a)(i) as may be compelled or requested in a judicial or administrative proceeding, action or process or pursuant to the order or request of any court or administrative agency or upon the request or demand of any regulatory authority, (ii) as otherwise required by applicable law, regulation or governmental request or (iii) in any required (as reasonably determined by the Company) filings with the Securities and Exchange Commission and to the extent required by applicable regulatory authorities or stock exchanges (but, in the case of this clause (iii), not the Fee Letter or the contents thereof, except as part of generic disclosure of aggregate sources and uses with respect to the Transactions); (b) to Moody’s or S&P in connection with obtaining a rating of the Senior Unsecured Bridge Facility, the Senior Unsecured Notes and/or the Term Facility (but not the Fee Letter or the contents thereof, except as part of generic disclosure of aggregate sources and uses with respect to the Transactions); (c) to HGVI, Holdings and their respective subsidiaries and controlling persons and the officers, directors, employees, managers, members, partners, accountants, attorneys and other advisors of any of the foregoing who are directly involved in the consideration of this matter (together with an unredacted copy of the Fee Letter), in each case on a confidential and “need to know” basis in connection with the transactions contemplated hereby; (d) in syndication or other marketing materials relating to any Facility (but not the Fee Letter or the contents thereof, except as part of generic disclosure of aggregate sources and uses with respect to the Transactions); (e) on a confidential basis to any prospective Additional Arranger or affiliate thereof (including the Fee Letter after this Commitment Letter and the Fee Letter have been accepted by you); (f) to the Sellers, the Target and their respective officers, directors, employees, attorneys, accountants, agents and advisors, on a confidential basis (and you may disclose an unredacted copy of the Fee Letter and the contents thereof); (g) to HGVI, the Company and their respective affiliates’ accountants for customary audit or accounting purposes; (h) in connection with the exercise of any rights or remedies or (i) with our prior written consent. Your obligations under this paragraph shall automatically terminate on the earlier of (x) the date occurring 24 months after the date hereof and (y) the date that is 12 months after the termination of this Commitment Letter in accordance with its terms.

Each Commitment Party, on behalf of itself and its affiliates, agrees that it will use all confidential information provided to it or its affiliates by or on behalf of you hereunder solely for the purpose of providing the services which are the subject of this Commitment Letter and shall treat confidentially all such information; provided that nothing herein shall prevent any Commitment Party from disclosing any such information (a) pursuant to the order of any court or administrative agency or otherwise as required by applicable law or regulation or as requested by a governmental authority (in which case such Commitment Party, to the extent permitted by law and except with respect to any audit or examination conducted by bank accountants or any governmental bank authority exercising examination or regulatory authority, agrees to inform you promptly thereof), (b) upon the request or demand of any regulatory authority having jurisdiction over such Commitment Party or any of its affiliates, (c) to the extent that such information becomes publicly available other than by reason of disclosure by any Commitment Party or

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any of its affiliates in violation of this paragraph, (d) to the extent that such information is received by any Commitment Party or its affiliates from a third party that is not, in each case to such Commitment Party’s knowledge, (i) in such third party’s possession illegally or as a result of a violation of this paragraph or (ii) subject to confidentiality obligations to you, HGVI or your or any of its subsidiaries, (e) to the extent that such information is independently developed by any Commitment Party or its affiliates, (f) to any of the Commitment Parties’ affiliates and any of their respective employees, legal counsel, independent auditors and other experts or agents who need to know such information in connection with any Facility and are informed of the confidential nature of such information, (g) to prospective Lenders, participants or assignees of obligations under any Facility, in each case who agree to be bound by the terms of this paragraph (or language substantially similar to this paragraph), (h) to Moody’s or S&P in connection with obtaining a rating of the Senior Unsecured Bridge Facility, the Senior Unsecured Notes and/or the Term Facility in consultation and coordination with you, (i) for the purposes of establishing any appropriate defense or in connection with the exercise of any rights or remedies or (j) to service providers to the Arrangers and the Lenders in connection with the administration and management of any Facility and, after the Closing Date, to market data collectors and similar services providers to the lending industry; provided that such information is limited to the existence of this Commitment Letter and the Facilities and the Amendment and the terms of the Facilities and the Amendment customarily provided to such service providers. The Commitment Parties’ obligations under this paragraph shall automatically terminate and be superseded by the confidentiality provisions in the Operative Documents upon the execution and delivery thereof and, in the event the Operative Documents have not been executed and delivered, shall expire on the date occurring 24 months after the date hereof.

You acknowledge that neither any of the Commitment Parties nor any of their affiliates provide accounting, tax or legal advice. You further acknowledge that the Commitment Parties and their affiliates may be providing debt financing, equity capital or other services (including, without limitation, financial advisory services) to other persons in respect of which you, HGVI and your and its affiliates may have conflicting interests regarding the transactions described herein and otherwise. You also acknowledge that none of the Commitment Parties or their affiliates has any obligation to use in connection with the transactions contemplated by this Commitment Letter, or to furnish to you, confidential information obtained by them from other persons. As you know, the Commitment Parties are full service securities firms engaged, either directly or through their affiliates, in various activities, including securities trading, commodities trading, investment management, financing and brokerage activities and financial planning and benefits counseling for both companies and individuals. In the ordinary course of these activities, the Commitment Parties and their respective affiliates actively engage in commodities trading or trade the debt and equity securities (or related derivative securities) and financial instruments (including bank loans and other obligations) of HGVI, the Company and other companies which may be the subject of the arrangements contemplated by this Commitment Letter for their own account and for the accounts of their customers and may at any time hold long and short positions in such securities. The Commitment Parties or their affiliates may also co-invest with, make direct investments in, and invest or co-invest client monies in or with funds or other investment vehicles managed by other parties, and such funds or other investment vehicles may trade or make investments in securities of you, HGVI and its subsidiaries or other companies which may be the subject of the arrangements contemplated by this Commitment Letter or engage in commodities trading with any thereof. The Company acknowledges that BANA, an affiliate of BofA Securities, currently is acting as administrative agent and a lender under the Existing Credit Agreement and the Company’s and its affiliates’ rights and obligations under any other agreement with BofA Securities or any of its affiliates (including the Existing Credit Agreement) that currently or hereafter may exist are, and shall be, separate and distinct from the rights and obligations of the parties pursuant to this Commitment Letter, and none of such rights and obligations under such other agreements shall be affected by BofA Securities’ performance or lack of performance of services hereunder. The Company further acknowledges that an affiliate of DBSI currently is acting as a lender under the Existing Credit Agreement and the Receivables Loan Agreement, dated as of December 16, 2016 (as amended, restated, amended and restated

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or otherwise modified from time to time, the “DB Warehouse Agreement”), by and among Diamond Resorts DB Borrower LLC, as borrower, Wells Fargo Bank, National Association, as collateral agent, paying agent and securities intermediary, the persons from time to time party thereto as conduit lenders, the financial institutions from time to time party thereto as committed lenders, the financial institutions from time to time party thereto as managing agents and DBSI, as administrative agent and as structuring agent, and the Company’s and its affiliates’ rights and obligations under any other agreement with DBSI or any of its affiliates (including the Existing Credit Agreement and the DB Warehouse Agreement) that currently or hereafter may exist are, and shall be, separate and distinct from the rights and obligations of the parties pursuant to this Commitment Letter, and none of such rights and obligations under such other agreements shall be affected by DBCI’s or DBSI’s performance or lack of performance of services hereunder.

Section 9. Representations and Warranties.

The Company represents and warrants (which representation and warranty, in the case of any information relating to the Target and its subsidiaries prior to the Acquisition, is to the best of the Company’s knowledge) that all written information, other than Projections (as defined below), other forward-looking information and information of a general economic or industry-specific nature, that has been or will hereafter be made available to any of the Commitment Parties, any Lender or any potential Lender by or on behalf of the Company or any of its representatives (the “Information”) is and will be, when furnished, true and correct in all material respects and does not and will not, taken as a whole, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not materially misleading in light of the circumstances under which such statements were or are made (after giving effect to all supplements and updates thereto provided prior to the earlier of the Closing Date and the Syndication Date) and all financial projections, if any, that have been or will be prepared by or on behalf of the Company or any of its representatives and made available to any of the Commitment Parties, any Lender or any potential Lender (the “Projections”) have been or will be prepared in good faith based upon assumptions that are believed by you to be reasonable at the time made available (it being understood that such Projections are as to future events and are not to be viewed as facts, that actual results during the period or periods covered by any such Projections may differ significantly from the projected results and that such differences may be material, that such Projections are subject to significant uncertainties and contingencies many of which are beyond your control, and that no assurance can be given that the projected results will be realized). If, at any time from the date hereof until the later of the Closing Date and the Syndication Date, you become aware that any of the representations and warranties in the preceding sentence would be incorrect in any material respect if the Information or Projections were being furnished, and such representations and warranties were being made, at such time, then you agree to (or, prior to the Closing Date, with respect to Information and Projections relating to the Target and its subsidiaries, use your commercially reasonable efforts to) promptly supplement the Information and/or Projections so that the representations and warranties contained in this paragraph remain true and correct in all material respects under those circumstances. For the avoidance of doubt, the accuracy of the representations and warranties in this Section 9, in and of itself, shall not be a condition to the obligations of the Commitment Parties hereunder or the funding of the Facilities.

In arranging and syndicating the Facilities and arranging the Amendment, the Commitment Parties will be entitled to use, and to rely on the representations and warranties in the preceding paragraph relating to, any information furnished to us by or on behalf of the Company and its affiliates without responsibility for independent verification thereof.

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Section 10. Assignments.

The Company may not assign or delegate any of its rights or obligations under this Commitment Letter or the Fee Letter without our prior written consent, and any attempted assignment without such consent shall be null and void. No Commitment Party may assign or delegate any of its rights or obligations under this Commitment Letter or its commitment hereunder (except to one or more of its designated affiliates) other than as expressly permitted hereunder without the Company’s prior written consent.

Section 11. Amendments.

Neither this Commitment Letter nor the Fee Letter may be amended or any provision hereof waived or modified except by an instrument in writing signed by the Company and each party hereto or thereto, as applicable.

Section 12. Governing Law, Etc.

This Commitment Letter (and any claim, controversy or dispute arising under or related to any of the foregoing, whether based on contract, tort or otherwise) shall be governed by, and construed in accordance with, the law of the State of New York, without giving effect to any conflicts of law principles which would result in the application of the laws of another state; provided, however, that (i) the interpretation of the definition of Company Material Adverse Effect (and whether a Company Material Adverse Effect has occurred) for purposes of the condition in clause (a) of the first sentence of Section 3 above relating to the occurrence of a Company Material Adverse Effect and (ii) the determination of the accuracy of any Acquisition Agreement Representations and whether as a result of any inaccuracy thereof the Company (or any of its affiliates) have the right to terminate its obligations (or to refuse to consummate the Acquisition) under the Acquisition Agreement, as applicable, in each case shall be governed by, and construed in accordance with, the laws of the State of Delaware (excluding conflict of laws rules and principles to the extent that to do so would result in the application of the laws of another jurisdiction).

Each party hereto irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this Commitment Letter, the Fee Letter, the Operative Documents, the transactions contemplated hereby or thereby or the actions of the parties hereto or any of their affiliates in the negotiation, performance or enforcement of this Commitment Letter, the Fee Letter or the Operative Documents.

Each of the parties hereto irrevocably and unconditionally submits to the exclusive jurisdiction of the Supreme Court of the State of New York, County of New York, Borough of Manhattan or if under applicable law jurisdiction is vested in Federal courts, the United States District Court for the Southern District of New York (and the appellate courts thereof), over any suit, action or proceeding arising out of or relating to this Commitment Letter, the Fee Letter, the Operative Documents, the transactions contemplated hereby or thereby or the actions of the parties hereto or thereto or any of their affiliates in the negotiation, performance or enforcement of this Commitment Letter, the Fee Letter or the Operative Documents, and agrees that all claims in respect of any such action or proceeding shall be brought, heard and determined only in such New York State court or, to the extent permitted by law, in such federal court. Service of any process, summons, notice or document by registered mail addressed to any such party shall be effective service of process against such person for any suit, action or proceeding brought in any such court. Each of the parties hereto irrevocably and unconditionally waives any objection to the laying of venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding has been brought in an inconvenient forum. A final judgment in any such suit, action or proceeding brought in any such court may be enforced in any other courts to whose jurisdiction such party is or may be subject by suit upon judgment.

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Each of the parties hereto agrees that, (i) this Commitment Letter is a binding and enforceable agreement with respect to the subject matter contained herein, including an agreement to negotiate in good faith the Operative Documents by the parties hereto in a manner consistent with this Commitment Letter, it being acknowledged and agreed that the funding of the Facilities is subject to the Exclusive Funding Conditions and (ii) the Fee Letter is a binding and enforceable agreement of the parties thereto with respect to the subject matter set forth therein.

Section 13. Payments.

All payments under this Commitment Letter and the Fee Letter will, except as otherwise provided herein, be made in U.S. Dollars in New York, New York and shall be without set off or counterclaim.

Section 14. Miscellaneous.

This Commitment Letter and the Fee Letter contain the entire agreement between the parties relating to the subject matter hereof and supersede all oral statements and prior writings with respect thereto. Section headings herein are for convenience only and are not a part of this Commitment Letter. This Commitment Letter and the Fee Letter are solely for the benefit of the parties hereto and thereto (and Indemnified Persons, to the extent set forth in Section 6), and no other person shall acquire or have any rights under or by virtue of this Commitment Letter or the Fee Letter. This Commitment Letter is not intended to create a fiduciary relationship among the parties hereto, and the Company waives, to the fullest extent permitted by law, any claims it may have against any of the Commitment Parties or any of their affiliates for breach of fiduciary duty or alleged breach of fiduciary duty in connection with the transactions contemplated by this Commitment Letter and agrees that none of the Commitment Parties or any of their affiliates shall have any liability (whether direct or indirect) to the Company or any of its affiliates in respect of such a fiduciary duty claim or to any person asserting such a fiduciary duty claim on behalf of or in right of the Company or any of its affiliates. Any and all services to be provided by any of the Commitment Parties hereunder may be performed, and any and all rights of any of the Commitment Parties hereunder may be exercised, by or through any of such Commitment Party’s affiliates and branches, and, in connection with the provision of such services, each Commitment Party may exchange with such affiliates and branches information concerning the Company or any of its affiliates and the other companies that may be the subject of the transactions contemplated by this Commitment Letter and, to the extent so employed, such affiliates and branches shall be entitled to the benefits afforded to the Commitment Parties hereunder, subject to the confidentiality provisions herein.

The indemnification, compensation (if applicable), reimbursement, sharing of information, absence of fiduciary relationships, jurisdiction, governing law, venue, service of process, waiver of jury trial, syndication and confidentiality provisions (except to the extent expressly set forth herein) contained herein and in the Fee Letter shall remain in full force and effect regardless of whether the Operative Documents shall be executed and delivered and notwithstanding the termination or expiration of this Commitment Letter or the Commitment Parties’ commitments hereunder; provided that your obligations under this Commitment Letter (other than your obligations with respect to (a) assistance to be provided in connection with the syndication thereof (including supplementing and/or correcting Information and Projections) prior to the later of the Closing Date and the Syndication Date and (b) confidentiality) shall automatically terminate and be superseded by the provisions of the Operative Documents upon the initial funding thereunder, in each case solely to the extent covered thereby with retroactive application to the date hereof. You shall have the right to terminate this Commitment Letter and the commitments of the Initial Lenders hereunder (or any portion thereof pro rata among the Initial Lenders) at any time upon written notice to the Initial Lenders from you, other than with respect to your surviving obligations as set forth above.

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We hereby notify you that pursuant to the requirements of the USA Patriot Act, Title III of Pub. L. 107-56 (signed into law October 26, 2001) (the “Patriot Act”) and the requirements of 31 C.F.R. § 1010.230 (the “Beneficial Ownership Regulation”), we and the other Lenders may be required to obtain, verify and record information that identifies each borrower and each guarantor under the Operative Documents, which information includes the name, address and tax identification number and other customary information regarding any such borrower or guarantor that will allow us and the other Lenders to identify any such borrower or guarantor in accordance with the Patriot Act or the Beneficial Ownership Regulation, as applicable. We and the other Lenders may also request corporate formation documents, or other forms of identification, to verify the information provided. This notice is given in accordance with the requirements of the Patriot Act and is effective as to each Lender. You hereby acknowledge and agree that the Commitment Parties shall be permitted to share any or all such information with the Lenders.

If any term, provision, covenant or restriction contained in this Commitment Letter is held by a court of competent jurisdiction to be invalid, void or unenforceable or against public policy, the remainder of the terms, provisions, covenants and restrictions contained herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated. The parties hereto shall endeavor in good faith negotiations to replace the invalid, void or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, void or unenforceable provisions.

This Commitment Letter may be executed in multiple counterparts and by different parties hereto in separate counterparts, all of which, taken together, shall constitute an original. Delivery of an executed counterpart of a signature page of this Commitment Letter by facsimile transmission or electronic transmission (in .pdf format) will be effective as delivery of a manually executed counterpart hereof. This Commitment Letter may be in the form of an Electronic Record (as defined herein) and may be executed using Electronic Signatures (as defined herein) (including, without limitation, facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Commitment Parties of a manually signed paper communication which has been converted into electronic form (such as scanned into .pdf format), or an electronically signed communication converted into another format, for transmission, delivery and/or retention. Upon the request of any Commitment Party any Electronic Signature shall be promptly followed by a manually executed, original counterpart. “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time. For the avoidance of doubt, the foregoing also applies to any amendment, extension or renewal of this Commitment Letter.

If the foregoing correctly sets forth our agreement with you, please indicate your acceptance of the terms of this Commitment Letter and of the Fee Letter by returning executed counterparts to this Commitment Letter and the Fee Letter to Bank of America, Deutsche Bank and Barclays at or before 11:59 p.m. (New York City time) on March 10, 2021. If you do not return such executed counterparts prior to the date and time provided above, the commitment and other obligations of the Commitment Parties set forth in this Commitment Letter will automatically terminate.

[Signature Pages Follow]

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Very truly yours,

BANK OF AMERICA, N.A.

By:	/s/ Joseph Stephanak
Name: Joseph Stephanak
Title: Director

BofA SECURITIES, INC.

By:	/s/ Joseph Stephanak
Name: Joseph Stephanak
Title: Director

[SIGNATURE PAGE TO PROJECT ODYSSEY COMMITMENT LETTER]

DEUTSCHE BANK SECURITIES INC.

By:	/s/ Nicholas Hayes
Name: Nicholas Hayes
Title: Managing Director

By:	/s/ Ryan Corning
Name: Ryan Corning
Title: Managing Director

DEUTSCHE BANK AG CAYMAN ISLANDS BRANCH

By:	/s/ Nicholas Hayes
Name: Nicholas Hayes
Title: Managing Director

By:	/s/ Ryan Corning
Name: Ryan Corning
Title: Managing Director

[SIGNATURE PAGE TO PROJECT ODYSSEY COMMITMENT LETTER]

BARCLAYS BANK PLC

By:	/s/ Jeremy Hazan
Name: Jeremy Hazan
Title: Managing Director

[SIGNATURE PAGE TO PROJECT ODYSSEY COMMITMENT LETTER]

ACCEPTED and agreed to as of the date first written above:

HILTON GRAND VACATIONS BORROWER LLC

By:	/s/ Ben Loper
Name: Ben Loper
Title: Vice President and Treasurer

[SIGNATURE PAGE TO PROJECT ODYSSEY COMMITMENT LETTER]

Exhibit A

to

Commitment Letter

Transactions Description

All capitalized terms used herein but not defined herein shall have the meanings provided in the letter agreement to which this Exhibit A is attached or in the other Exhibits to such letter agreement, as applicable. The following transactions are referred to herein collectively as the “Transactions”.

The Company intends to acquire (the “Acquisition”), directly or indirectly, all of the outstanding capital stock of, or, directly or indirectly merge with, the company previously identified to us as “Diamond” (the “Target”) pursuant to the Acquisition Agreement (as defined below). In connection with the foregoing, it is intended that:

1.

Pursuant to the Agreement and Plan of Merger, dated as of March 10, 2021 (together with all schedules, exhibits, attachments and annexes thereto, the “Acquisition Agreement”), by and among Hilton Grand Vacations Inc., as parent, the Company, the Target, AP VIII Dakota Holdings, L.P., as the seller representative, and the Sellers (as defined therein), the Target will be merged with and into the Company (the “Merger”) with the Company as the survivor of the Merger.

2.

The Company will borrow senior unsecured increasing rate bridge loans (the “Senior Unsecured Bridge Loans”) under a new senior unsecured bridge loan facility (the “Senior Unsecured Bridge Facility”) on the terms set forth in Exhibit B to the Commitment Letter in an aggregate principal amount of up to (i) $675,000,000, less (ii) the amount of gross cash proceeds actually received by the Company from the issuance of one or more series of senior unsecured notes (collectively, the “Senior Unsecured Notes”) in a Rule 144A or other private placement on or prior to the Closing Date.

3.

The Company will borrow a seven-year senior secured term loan B facility on the terms set forth in Exhibit C to the Commitment Letter (the “Term Facility” together with the revolving credit facility under the Existing Credit Agreement if the Amendment is obtained or the Revolving Facility (as defined below), as applicable, the “Senior Facilities”) in an aggregate principal amount of $1,300,000,000.

4.

On or prior to the Closing Date, the Company (i) will seek to obtain an amendment on terms set forth in Exhibit D to the Commitment Letter (the “Amendment”) to the credit agreement dated as of December 28, 2016 (as heretofore amended, modified, refinanced or restated, the “Existing Credit Agreement” which, as amended by the Amendment, the “Amended Credit Agreement”) among the Company, the guarantors party thereto, and Bank of America, N.A., as administrative agent or (ii) if the requisite consents to the Amendment are not obtained on or prior to the Closing Date, will obtain a new $800,000,000 senior secured revolving credit facility on the terms set forth in Exhibit C to the Commitment Letter (the “Revolving Facility”) to refinance all the outstanding revolving commitments and revolving loans under the Existing Credit Agreement, which will be available to be drawn at the Closing. Commitments under the Revolving Facility will terminate on the date when the administrative agent under the Existing Credit Agreement has received the requisite lenders’ consent under the Existing Credit Agreement to the Amendment.

5.

Pursuant to the Acquisition Agreement, the Company will use a combination of cash on hand and/or borrowings under (a) (i) the revolving credit facility under the Existing Credit Agreement (if the Amendment is obtained) or (ii) the Revolving Facility (if the Amendment is not obtained) and (b) the proceeds of the Senior Unsecured Notes and/or Senior Unsecured Bridge Loans (as applicable) and of the Term Facility for the purpose of consummating the Acquisition, the Refinancing and the other Transactions.

A-1

6.

On or prior to the Closing Date, (i) all “Term Loans” (and if the Amendment is not effective at such time, all “Revolving Credit Exposure”) under and as defined in the Existing Credit Agreement will be repaid in full (and if the Amendment is not effective at such time, in the case of letters of credit exposure, be cancelled, cash collateralized or rolled into the Revolving Facility in a manner reasonably satisfactory to the Company and the applicable issuing banks) and all commitments, guarantees and security interests with respect thereto (as applicable) will be terminated, (ii) the indebtedness in respect of the Company’s 6.125% senior unsecured notes due 2024 will be satisfied and discharged, (iii) the indebtedness of the Target and its subsidiaries under the First Lien Credit Agreement, dated as of September 2, 2016, as heretofore amended, modified, refinanced or restated, among the Target, Barclays Bank PLC, as administrative agent, and other parties thereto will be repaid in full and all commitments, guarantees and security interests with respect thereto will be terminated and (iv) the indebtedness of the Target and its subsidiaries in respect of its 7.750% first-priority senior secured notes due 2023 under that certain Indenture, dated as of August 31, 2016 by an among Dakota Resorts International, Inc. (as successor in merger with Dakota Merger Sub, Inc.) as issuer and Wilmington Trust, National Association, as trustee will be satisfied and discharged (the “Refinancing”).

A-2

Exhibit B

to

Commitment Letter

$675,000,000 Senior Unsecured Bridge Facility

Summary of Principal Terms and Conditions

All capitalized terms used herein but not defined herein shall have the meanings provided in the letter agreement to which this Exhibit B is attached or in the other Exhibits to such letter agreement, as applicable.

Borrower:	Hilton Grand Vacations Borrower LLC, a Delaware limited liability company (the “Company”).

Administrative Agent:	Deutsche Bank AG Cayman Islands Branch will act as sole administrative agent (in such capacities, the “Agent”) for a syndicate of banks, financial institutions, investors and other lenders (together with the Initial Lenders, the “Lenders”), and will perform the duties customarily associated with such roles.

Arrangers:	Each of Deutsche Bank Securities Inc., BofA Securities, Inc. and Barclays Bank PLC will act as a bookrunner and arranger for the Senior Unsecured Bridge Facility (as defined below), and will perform the duties customarily associated with such roles.

Senior Unsecured Bridge Facility:	$675,000,000 in aggregate principal amount of senior unsecured increasing rate bridge loans (the “Senior Unsecured Bridge Loans”), less the amount of gross cash proceeds from any sale of the Senior Unsecured Notes actually received by the Company on or prior to the Closing Date.

Purpose:	The proceeds of the Senior Unsecured Bridge Loans will be used by the Company on the Closing Date to consummate the Acquisition and the Refinancing and for the payment of fees, costs and expenses in connection with the Transactions.

Availability:	The full amount of the Senior Unsecured Bridge Loans must be drawn in a single drawing on the Closing Date. Amounts borrowed under the Senior Unsecured Bridge Facility and repaid may not be reborrowed.

Ranking:	The Senior Unsecured Bridge Loans will constitute senior unsecured indebtedness of the Company.

Conversion and Maturity:

On the first anniversary of the Closing Date (the “Conversion Date”), any Senior Unsecured Bridge Loan that has not been previously repaid in full will be automatically converted into a senior unsecured term loan (each a “Senior Unsecured Term Loan”) due on the date that is eight years after the Closing Date (the “Senior Unsecured Maturity Date”), subject to the Conditions Precedent to Conversion set forth in Annex B-I hereto. At any time on or after the Conversion Date, at the option of the applicable Lender, such Senior Unsecured Term Loans may be exchanged in whole or in part for senior unsecured exchange notes (the “Senior Unsecured Exchange Notes”) having an equal principal amount and having the terms set forth in Annex B-II to this Exhibit B; provided, however, that the Company may defer the first issuance of Senior Unsecured Exchange Notes until such time as the Company shall have received requests to issue an aggregate of at least $150,000,000 in principal amount of Senior Unsecured Exchange Notes.

The Senior Unsecured Term Loans will be governed by the provisions of the Operative Documents and will have the same terms as the Senior Unsecured Bridge Loans except as expressly set forth in Annex B-I hereto. The Senior Unsecured Exchange Notes will be issued pursuant to an indenture that will have the terms set forth on Annex B-II hereto.

Guarantees:	All obligations of the Company under the Senior Unsecured Bridge Facility will be unconditionally guaranteed on a joint and several basis (the “Guarantees”) by (a) the entities that are guarantors under the Amended Credit Agreement and (b) the Target and its subsidiaries that would be required to be guarantors under the Amended Credit Agreement (collectively, the “Guarantors”).

Security:	None.

Mandatory Prepayments and Commitments Reductions:	The commitments in respect of the Senior Unsecured Bridge Facility shall be automatically reduced by, and the Senior Unsecured Bridge Loans shall be prepaid at par with, (a) 100% of the net cash proceeds of all non-ordinary course asset sales and other dispositions of property by the Company and its restricted subsidiaries (including proceeds from the sale of equity securities of any restricted subsidiary and insurance and condemnation proceeds) (subject to any requirement for prepayment of the Company’s existing indebtedness, the Term Facility (to which such net cash proceeds shall be first applied to prepay the loans thereunder before being applied to reduce the Senior Unsecured Bridge Facility) and other exceptions or baskets and reinvestment provisions to be agreed upon in accordance with the Bridge Documentation Principles, and, in the case of reinvestment rights, to be required to be reinvested within 12 months, or 18 months with a binding commitment to reinvest within 12 months, after receipt of such proceeds), (b) 100% of the net cash proceeds of issuances, offerings or placements of debt for borrowed money (including the Senior Unsecured Notes and other refinancing debt in respect of the Senior Unsecured Bridge Facility) of the Company and its restricted subsidiaries (subject to exceptions for (i) borrowings under the Amended Credit Agreement or Revolving Facility and any amendment, refinancing, restatement and/or replacement thereof that in each case does not increase the aggregate revolving commitments thereunder (other than by the amount of accrued and unpaid interest on the indebtedness being refinanced and the amount of any costs, fees and expenses incurred in connection therewith), (ii) any intercompany debt of the Company and its subsidiaries, (iii) any warehouse facilities or asset-backed securitizations, (iv) any debt incurred under the Facilities, (v) any debt of the Company or any of its subsidiaries incurred in the ordinary course, including without limitation, purchase money indebtedness, equipment financings, deferred purchase price obligations, short term debt for working capital, capital leases, letter of credit facilities and overdraft facilities and/or (vi) debt of the Target and its subsidiaries contemplated under the Acquisition Agreement); provided that in the event any Lender or affiliate of a Lender purchases debt securities from the Company pursuant to a securities demand at a price above the level at which such Lender or affiliate has reasonably determined such debt securities can be resold by such Lender or affiliate to a bona fide third party at the time of such purchase (and notifies the Company thereof) the net cash proceeds received by the Company in respect of such debt security may, at the option of such Lender or affiliate, be applied first to prepay the Senior Unsecured Bridge Loans of such Lender or affiliate prior to being applied to prepay the Senior Unsecured Bridge Loans held by other Lenders and (c) 100% of the net cash proceeds received from the issuance of equity by, or equity contributions to, the Company or any of its subsidiaries (subject to exceptions for (i) equity-based employee compensation plans, including employee stock option plans, equity issued by a subsidiary of the Company to the Company or any other subsidiary, (ii) equity issuances contemplated under the Acquisition Agreement, (iii) equity securities issued as consideration in any acquisition or as directors’ qualifying shares and/or (iv) other nominal amounts required to be held by persons and other customary exceptions to be agreed), which net cash proceeds shall be applied to reduce the commitments under and prepay the Senior Unsecured Bridge Facility.

Voluntary Prepayments:	Voluntary prepayments of borrowings under the Senior Unsecured Bridge Facility may be made at any time, on three business days’ notice in the case of a prepayment of LIBOR loans or one business day’s notice in the case of a prepayment of Base Rate loans, without premium or penalty in minimum principal amounts to be agreed; provided that voluntary prepayments of LIBOR loans made on a date other than the last day of an interest period applicable thereto shall be subject to customary breakage costs.

Interest Rates:	Interest for the first three month period commencing on the Closing Date shall be payable at Adjusted LIBOR plus 450 basis points (the “Spread”). At the end of the three-month period commencing on the Closing Date, and at the end of each three-month period thereafter, the Spread for the immediately succeeding three-month period shall increase by an additional 50 basis points. Interest shall be payable quarterly in arrears. Notwithstanding anything to the contrary set forth above, at no time shall the per annum interest rate on the Senior Unsecured Bridge Loans, the Senior Unsecured Term Loans (as defined below) or the Senior Unsecured Exchange Notes (as defined below) exceed the Total Senior Unsecured Cap (as defined in the Fee Letter), subject to the Default Interest below. As used herein, “Adjusted LIBOR” means the London interbank offered rate (“LIBOR”) for U.S. dollars (adjusted for statutory reserve requirements) as determined by the Agent for the respective interest period selected by the Company (subject to a floor of zero ).

The Operative Documents will include LIBOR modifications to reflect LIBOR replacement provisions consistent with the ARRC “hardwired” approach (with such modifications as agreed between the Company and the Administrative Agent), with a floor of zero.

Default Interest:	Overdue principal, interest and other amounts shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any loan, 2.00% plus the rate otherwise applicable to such loan or (ii) in the case of any other amount, 2.00% plus the rate applicable to Base Rate loans. Such interest shall be payable on demand.

Conditions Precedent to Initial Borrowings:	The funding of the Senior Unsecured Bridge Loans on the Closing Date shall be subject to only those conditions precedent that are Exclusive Funding Conditions.

Documentation:

The Operative Documents with respect to the Senior Unsecured Bridge Facility will include a single credit agreement providing for the Senior Unsecured Bridge Facility and shall be negotiated in good faith, giving effect to the Limited Conditionality Provision, and shall be consistent with the terms herein, the Commitment Letter, the Fee Letter and, except as otherwise provided herein or in the Commitment Letter or the Fee Letter, substantially identical to that certain Indenture, dated as of October 24, 2016, among the Company, as issuer, the co-issuer party thereto and Wilmington Trust, National Association, as trustee (as amended or supplemented to the date hereof, the “Existing Indenture”), with additions, deletions, modifications and other changes as the Company and the Arrangers reasonably determine to be necessary or advisable, including, among other things, (i) to give effect to the Transactions and other transactions contemplated hereby, (ii) to provide for and give effect to the Guarantees and to reflect the unsecured nature of the Senior Unsecured Bridge Facility, (iii) to reflect changes in law (including customary QFC and EU and UK bail-in provisions and provisions to address LLC divisions under Delaware law) or accounting standards or cure mistakes or defects, (iv) to reflect reasonable administrative, agency and operational requirements of the Agent, (v) give due regard to the operational requirements of the Company and its subsidiaries in light of its size, structure, industry, business and proposed business plan and operations and (vi) to reflect covenants and financial definitions that are no less favorable to the Company and its subsidiaries than the Existing Credit Agreement (except as otherwise set forth in this Commitment Letter), and in any event, will contain only those conditions to borrowing, prepayments, representations and warranties, covenants and events of default expressly set forth in this Exhibit B (the “Bridge Documentation Principles”).

Notwithstanding the foregoing, all obligations of the Company and its restricted subsidiaries that are or would have been treated as operating leases for purposes of GAAP prior to the issuance by the Financial Accounting Standards Board on February 25, 2016 of an Accounting Standards Update (the “ASU”) shall continue to be accounted for as operating leases for purposes of all financial definitions and calculations for purpose of the Operative Documents (whether or not such operating lease obligations were in effect on such date) notwithstanding the fact that such obligations are required in accordance with the ASU (on a prospective or retroactive basis or otherwise) to be treated as capitalized lease obligations in the financial statements to be delivered pursuant to the Operative Documents.

Representations and Warranties:	Limited to the following (applicable to the Company and its restricted subsidiaries): organization and powers; authorization and enforceability; governmental approvals and no conflicts (including no creation of liens); accuracy of financial statements; no material adverse change (after the Closing Date); ownership of properties and possession under leases; absence of any actual or threatened actions, suits or proceedings; compliance with environmental laws; compliance with labor matters; compliance with law; compliance with anti-terrorism and money laundering laws and regulations and laws applicable to sanctioned persons, Office of Foreign Assets Protection Act (“OFAC”), the Foreign Corrupt Practices Act (“FCPA”) and other applicable anti-corruption laws and regulations; inapplicability of the Investment Company Act of 1940; margin regulations; payment of taxes; compliance with ERISA; accuracy of disclosed information; subsidiaries; intellectual property; licenses; subordination of junior financing; solvency of the Company and its restricted subsidiaries on a consolidated basis, in each case subject to customary materiality thresholds, baskets, qualifications and exceptions substantially consistent with the Bridge Documentation Principles.

Affirmative Covenants:	Limited to the following (applicable to the Company and its restricted subsidiaries): delivery of audited annual consolidated financial statements for the Company, unaudited quarterly consolidated financial statements for the Company (for the first three fiscal quarters of each fiscal year) and other financial information and other information; delivery of notices of default, litigation, material adverse effect; maintenance of organizational existence and rights; payment and performance of obligations; maintenance of properties in good working order; maintenance of customary insurance; maintenance and inspection of books and properties; compliance with laws; compliance with environmental laws; designation of subsidiaries; additional guarantors; further assurances; and commercially reasonable efforts to maintain ratings (but not a specific rating), in each case subject to thresholds, baskets, qualifications and exceptions substantially consistent with the Bridge Documentation Principles.

Negative Covenants:	Incurrence-based negative covenants that are consistent with the Bridge Documentation Principles; provided that prior to the Conversion Date, the debt, lien and restricted payment covenants applicable to the Senior Unsecured Bridge Loans shall be more restrictive than those applicable to the Senior Unsecured Term Loans and the Senior Unsecured Exchange Notes.

Financial Covenant:	None.

Events of Default:

Usual for facilities and transactions of this type and limited to the following: nonpayment of principal, interest or other amounts; inaccuracy of representations and warranties in any material respect; violation of covenants; cross acceleration and cross payment default to material indebtedness; voluntary and involuntary bankruptcy or insolvency proceedings; inability to pay debts as they become due; material monetary judgments; ERISA events that would result in a material adverse effect; actual or asserted invalidity of Operative Documents (including Guarantees); invalidity of senior debt status or subordination provisions; and Change in Control (as defined in the Existing Indenture), in each case with customary grace periods, materiality thresholds, qualifications and exceptions substantially consistent with the Bridge Documentation Principles.

In case an event of default shall occur and be continuing, the holders of at least a majority in aggregate principal amount of the Senior Unsecured Bridge Loans then outstanding, by notice in writing to the Company, may declare the principal of, and all accrued interest on, all Senior Unsecured Bridge Loans to be due and payable immediately. If a bankruptcy event of the Company occurs, the principal of and accrued interest on the Senior Unsecured Bridge Loans will be immediately due and payable without any notice, declaration or other act on the part of the holders of the Senior Unsecured Bridge Loans. An acceleration notice may be annulled and past defaults (except for monetary defaults not yet cured) may be waived by the holders of a majority in aggregate principal amount of the Senior Unsecured Bridge Loans.

Voting:	Amendments and waivers of the Operative Documents will require the acknowledgement by the Agent and the approval of Lenders holding more than 50% of the aggregate amount of the Senior Unsecured Bridge Loans, except that (a) the consent of each Lender adversely affected thereby shall be required with respect to, among other things, (i) extension, increases or non-pro rata reductions in commitments, (ii) reductions or forgiveness of principal or interest or any other amounts, (iii) extensions of final maturity (except as provided under the caption “Conversion and Maturity” above) or postponement of any payment dates, (iv) modifications to any of the voting percentages and (v) modifications of the length of interest period and (b) the consent of 100% of the Lenders shall be required with respect to (i) releases of all or substantially all of the value of the Guarantees (other than in connection with any release of the relevant Guarantees permitted by the Operative Documents) and (ii) additional restrictions on the right to exchange Senior Unsecured Term Loans for Senior Unsecured Exchange Notes or any amendment of the rate of such exchange.

Cost and Yield Protection:	Usual for facilities and transactions of this type, including customary tax gross-up provisions.

Assignments and Participation:	After execution of the Operative Documents, each Lender may assign all or, subject to minimum amounts to be agreed, a portion of its loans and commitments under the Senior Unsecured Bridge Facility. Such assignments will require payment of an administrative fee to the Agent and the consent of the Agent and, prior to the occurrence of a payment or bankruptcy event of default with respect to the Company or the occurrence of a Demand Failure Event (as defined in the Fee Letter), the Company (such consent not to be unreasonably withheld or delayed) if, after giving effect thereto, the Arrangers and their affiliates would hold, in the aggregate, less than 50.1% of the aggregate amount of the commitments and outstanding loans under the Senior Unsecured Bridge Facility; provided that no consent of the Agent or the Company shall be required for an assignment to an existing Lender or an affiliate or approved fund of an existing Lender. In addition, each Lender may sell participations in all or a portion of its loans and commitments under the Senior Unsecured Bridge Facility without restriction; provided that no purchaser of a participation shall have the right to exercise or to cause the selling Lender to exercise voting rights in respect of the Senior Unsecured Bridge Facility (except as to certain customary matters).

Expenses and Indemnification:	Usual for facilities and transactions of this type giving due regard to the Bridge Documentation Principles.

Governing Law and Forum:	New York.

Counsel to Agent and Arrangers:	Davis Polk & Wardwell LLP.

ANNEX B-I

Senior Unsecured Term Loans

Maturity:	The Senior Unsecured Term Loans will mature on the date that is eight years after the Closing Date.

Interest Rate:	The Senior Unsecured Term Loans will bear interest at an interest rate per annum equal to the Total Senior Unsecured Cap. Interest shall be payable on the last day of each fiscal quarter of the Company and on the Senior Unsecured Maturity Date, in each case payable in arrears and computed on the basis of a 360 day year.

Guarantees:	Same as the Senior Unsecured Bridge Loans.

Security:	None.

Covenants, Prepayments, Events of Default and Voting:	Upon and after the Conversion Date, the covenants, mandatory offer to repurchase provisions, events of default and voting provisions that would be applicable to the Senior Unsecured Exchange Notes, if issued, will also be applicable to the Senior Unsecured Term Loans in lieu of the corresponding provisions of the Operative Documents; provided that the optional prepayment provisions applicable to the Senior Unsecured Bridge Loans shall remain applicable to the Senior Unsecured Term Loans and any offer to repurchase upon the occurrence of a Change of Control (as defined in a manner consistent with the Bridge Documentation Principles) will be made at 100% of the outstanding principal amount thereof, plus accrued and unpaid interest to the date of repurchase.

Conditions Precedent to Conversion:	The conversion of the Senior Unsecured Bridge Loans into Senior Unsecured Term Loans on the Conversion Date is subject to no event of default in effect with respect to a payment or bankruptcy event of default of the Company.

Annex B-I—1

ANNEX B-II

Senior Unsecured Exchange Notes

Issuer:	The Company, in its capacity as the issuer of the Senior Unsecured Exchange Notes, is referred to as the “Issuer”.

Issue:	The Senior Unsecured Exchange Notes will be issued under an indenture substantially identical to the Existing Indenture, with changes consistent with the Bridge Documentation Principles and giving effect to customary differences in documentation between the market for syndicated terms loans and the unsecured high yield bond market.

Maturity:	The Senior Unsecured Exchange Notes will mature on the date that is eight years after the Closing Date.

Interest Rate:	The Senior Unsecured Exchange Notes will bear interest at a fixed rate equal to the Total Senior Unsecured Cap.

Guarantees:	Same as the Senior Unsecured Bridge Loans.

Security:	None.

Ranking:	Consistent with the Senior Unsecured Bridge Loans.

Optional Redemption:	Unless a Demand Failure Event has occurred, in the case of Senior Unsecured Exchange Notes held by an Initial Lender under the Senior Unsecured Bridge Facility or any affiliate of any such Initial Lender (other than an Asset Management Affiliate (as defined below) or with respect to Senior Unsecured Exchange Notes acquired in ordinary course market making), the Issuer may redeem such Senior Unsecured Exchange Notes in whole or in part at par plus accrued and unpaid interest at any time after the issuance thereof. The redemption provisions of the Senior Unsecured Exchange Notes will provide for non-ratable voluntary redemptions of Senior Unsecured Exchange Notes held by any Initial Lender and its affiliates (other than Asset Management Affiliates or with respect to Senior Unsecured Exchange Notes acquired in ordinary course market making) at such prices for so long as such Senior Unsecured Exchange Notes are held by them; provided that such non-ratable voluntary redemption shall, as between such Initial Lender and such affiliates, be made on a pro rata basis.

Annex B-II—1

Except as set forth below, Senior Unsecured Exchange Notes held by any party that is not an Initial Lender under the Senior Unsecured Bridge Facility and is not affiliated with any such Initial Lender (other than bona fide investment funds and entities that manage assets on behalf of unaffiliated third parties (the “Asset Management Affiliates”) or in ordinary course market making), will be non-callable until the third anniversary of the Closing Date.

Prior to the third anniversary of the Closing Date, the Issuer may redeem such Senior Unsecured Exchange Notes at a make-whole price based on U.S. Treasury notes with a maturity closest to the third anniversary of the Closing Date plus 50 basis points.

Prior to the third anniversary of the Closing Date, the Issuer may redeem up to 40% of such Senior Unsecured Exchange Notes in an amount equal to the proceeds from an equity offering at a price equal to par plus the coupon on such Senior Unsecured Exchange Notes.

After the third anniversary of the Closing Date, Senior Unsecured Exchange Notes will be callable at par plus accrued interest plus a premium equal to 50% of the coupon on such Senior Unsecured Exchange Notes, which premium shall decline to 25% of the coupon on the fourth anniversary of the Closing Date and to zero on the fifth anniversary of the Closing Date.

Offer to Purchase from Asset Sale Proceeds:	The Issuer will be required to make an offer to repurchase the Senior Unsecured Exchange Notes with the net cash proceeds from any non-ordinary course asset sales or dispositions by the Issuer or any restricted subsidiary in a manner customary for high yield debt securities to the extent any such proceeds are not otherwise applied or reinvested.

Offer to Repurchase Upon a Change of Control:	The Issuer will be required to make an offer to repurchase the Senior Unsecured Exchange Notes following the occurrence of a “change of control” (to be defined in a manner consistent with the Bridge Documentation Principles) at a price in cash equal to 101% (or, 100% in the case of Senior

Annex B-II—2

Unsecured Exchange Notes held by a Commitment Party or its affiliates other than Asset Management Affiliates and Senior Unsecured Exchange Notes acquired pursuant to bona fide open-market purchases from third parties or market making activities) of the outstanding principal amount thereof, plus accrued and unpaid interest to the date of repurchase.

Registration Rights:	None (Rule 144A for life).

Covenants:	Consistent with the Bridge Documentation Principles. For the avoidance of doubt, there shall be no financial maintenance covenants.

Events of Default:	Consistent with the Bridge Documentation Principles.

Annex B-II—3

Exhibit C

to

Commitment Letter

$800,000,000 Backstopped Revolving Credit Facility

$1,300,000,000 Term Loan Facility

Summary of Principal Terms and Conditions

All capitalized terms used herein but not defined herein shall have the meanings provided in the letter agreement to which this Exhibit C is attached or in the other Exhibits to such letter agreement, as applicable.

Borrower:	Hilton Grand Vacations Borrower LLC, a Delaware limited liability company (the “Company”); provided, that the Company shall have the ability to designate Hilton Grand Vacations Japan, LLC as a subsidiary borrower in respect of the Revolving Facility, subject to the substantially the same requirements and restrictions set forth in the Existing Credit Agreement.

Administrative Agent:	Bank of America, N.A. will act as sole administrative agent (in such capacities, the “Agent”) for a syndicate of banks, financial institutions, investors and other lenders, and will perform the duties customarily associated with such roles.

Arrangers:	Each of BofA Securities, Inc., Deutsche Bank Securities Inc. and Barclays Bank PLC will act as a bookrunner and arranger for the Senior Facilities (as defined below), and will perform the duties customarily associated with such roles.

Senior Facilities:

The lenders will provide a senior secured term loan B facility in an aggregate principal amount of $1,300 million (the “Term Facility”; the loans incurred under the Term Facility, the “Term Loans”; and the lenders under the Term Facility, the “Term Lenders”).

If the Amendment is not obtained on or prior to the Closing Date, the lenders will provide a senior secured revolving credit facility in an aggregate principal amount of $800 million (the “Revolving Facility”; the loans incurred under the Revolving Facility, the “Revolving Loans”; the commitments under the Revolving Facility, the “Revolving Commitments” and the lenders under the Revolving Facility, the “Revolving Lenders”).

The Term Facility and the Revolving Facility are, collectively, the “Senior Facilities” and the Term Lenders and the Revolving Lenders are, collectively, the “Lenders”.

Up to $30 million of the Revolving Facility will be available in the form of letters of credit to be provided by the Commitment Parties (ratably in accordance with their commitments in respect of the Revolving Facility under the Commitment Letter) and/or other Lenders to be mutually agreed that consent to act in such capacity (with the amount of each such Lender’s commitment to issue letters of credit being as separately agreed by the Company and such Lender, and such commitment to reduce ratably the commitments of the Commitment Parties to issue letters of credit). Borrowings under the Revolving Facility will be available in U.S. Dollars, and subject to each sublimit consistent with the Existing Credit Facility, Euros, British Pounds Sterling and Yen.

In connection with the Revolving Facility, the Agent (in such capacity, the “Swingline Lender”) will make available to the Company a swingline facility under which the Company may make short-term borrowings of up $10 million. Except for purposes of calculating the commitment fee described below, any such swingline borrowings will reduce availability under the Revolving Facility on a dollar-for-dollar basis.

Each Revolving Lender shall, promptly upon request by the Swingline Lender, fund to the Swingline Lender its pro rata share of any swingline borrowings.

Purpose:	The proceeds of the Term Loans and the Revolving Loans will be used by the Company (i) on the Closing Date to refinance the outstanding debt under the Existing Credit Agreement and to consummate the Acquisition and the Refinancing and for the payment of fees, costs and expenses in connection with the Transactions (including to fund any original issue discount or any upfront fees) and (ii) with respect to the Revolving Loans, on and after the Closing Date to finance working capital, for general corporate purposes and for any other purpose not prohibited by the Existing Credit Agreement (after giving effect to the Amendment).

Availability:	(A) The Term Facility will be available in a single drawing on the Closing Date. Amounts borrowed under the Term Facility that are repaid or prepaid may not be reborrowed.

(B) If the Amendment is not obtained on or prior to the Closing Date, the Revolving Facility shall be available to borrowed, repaid and reborrowed from, and including, the Closing Date until the maturity of the Revolving Facility (which, in the case of a borrowing on the Closing Date, shall to be used to (i) pay fees and expenses, original issue discount and other transaction costs, (ii) consummate the Refinancing and (iii) fund working capital and other general corporate purposes of the Company and its subsidiaries); provided that the total amount outstanding under the Revolving Facility as of the Closing Date shall not exceed $350.0 million.

Ranking:	The loans under the Senior Facilities will constitute senior secured indebtedness of the Company.

Maturity and Amortization:

(A)  Term Facility

The Term Facility will mature on the date that is seven years after the Closing Date and will amortize in equal quarterly installments in aggregate annual amounts equal to 1.00% per annum of the original principal amount of the Term Facility, commencing with the first full fiscal quarter ending after the Closing Date, with the balance payable on the final maturity date; provided that the maturity date of the Term Facility will be the 91st day before September 1, 2024 if on such date more than $100 million of (x) 10.750% senior notes due 2024 are outstanding pursuant to that certain Indenture, dated as of August 31, 2016 by an among (Dakota Resorts International, Inc. (as successor in merger with Dakota Merger Sub, Inc.) as issuer and Wilmington Trust, National Association, as trustee or (y) any indebtedness incurred to refinance such senior notes is outstanding having a maturity date on or prior to September 1, 2024; provided further that the Operative Documents shall provide the right for individual Term Lenders to agree to extend the maturity date of their outstanding Term Loans upon the request of the Company and without the consent of any other Lender (it being understood that each Term Lender under the tranche that is being extended shall have the opportunity to participate in such extension on the same terms and conditions as each other Term Lender under such tranche).

(B)  Revolving Facility

Same as Existing Credit Agreement. The Revolving Facility shall mature on November 28, 2023. The Revolving Loans will not amortize and will be payable in full on maturity.

Guarantees:	Subject to the Limited Conditionality Provision, all obligations of the Company under the Senior Facilities will be unconditionally guaranteed on a joint and several basis (the “Guarantees”) by (a) the entities that are guarantors under the Existing Credit Agreement and (b) the Target and its subsidiaries that would be required to be guarantors under the Existing Credit Agreement (collectively, the “Guarantors”).

Security:	Subject to the Limited Conditionality Provision, consistent with the Existing Credit Agreement, all obligations of the Company and Guarantors under the Senior Facilities will be secured by substantially all assets of the Company and Guarantors, subject to the same exceptions and thresholds set forth in the Existing Credit Agreement.

Incremental Facilities:	Subject to the Senior Facilities Documentation Principles, substantially the same as set forth in the Existing Credit Agreement (as modified by the Amendment). The Operative Documents will permit the Company to (a) add one or more incremental term loan facilities and/or increase commitments under the Term Facility (each, an “Incremental Term Facility”) and (b) add one or more revolving credit facilities and/or increase commitments under the Revolving Facility (any such revolving credit facility or increase, an “Incremental Revolving Facility”; the Incremental Revolving Facilities and the Incremental Term Facilities are collectively referred to as the “Incremental Facilities”); provided that (i) the Incremental Facilities when aggregated with other Indebtedness incurred in reliance on the Fixed Incremental Amount do not exceed in the aggregate the sum of (A) the greater of (x) $625 million and (y) 100% of Consolidated EBITDA (as defined in the Existing Credit Agreement) at the time of determination (this clause (A), the “Incremental Dollar Amount”) plus (B) all voluntary prepayments and voluntary commitment reductions of the Senior Facilities made prior to such date of incurrence (except (I) any indebtedness incurred pursuant to clause (C) and (II) any prepayments financed with the incurrence of indebtedness) plus (C) additional amounts (including at any time prior to utilization of amounts set forth in clause (A) and (B) above) so long as the Consolidated First Lien Net Leverage Ratio (as defined in the Existing Credit Agreement, but assuming all commitments under any Incremental Revolving Facility are fully drawn and excluding the cash proceeds of any borrowing under any such Incremental Facilities and limited to netting of (i) all unrestricted cash and cash equivalents and (ii) VOI escrow deposits in an amount not to exceed $75 million) as of the last day of the most recently ended period of four consecutive fiscal quarters for which financial statements are internally available, on a pro forma basis after giving effect to such Incremental Facility, does not exceed Applicable Consolidated First Lien Net Leverage Ratio Level (or if such Incremental Facilities are incurred in connection with a Permitted Acquisition or other similar investment not prohibited by the Operative Documents, no greater than the greater of (1) the Applicable Consolidated First Lien Net Leverage Ratio Level and (2) the Consolidated First Lien Net Leverage Ratio immediately prior to the consummation of such Permitted Acquisition), (the amounts under the Incremental Dollar Amount and the foregoing clause (B), the “Fixed Incremental Amount” and, the amounts under the foregoing clause (C), the “Ratio Incremental Amount”). “Applicable Consolidated First Lien Net Leverage Ratio

Level” means 2.25:1.00. The Company may elect to use the Ratio Incremental Amount prior to the Fixed Incremental Amount or any combination thereof, and any portion of any Incremental Facility incurred in reliance on the Fixed Incremental Amount shall be reclassified, as the Company may elect from time to time, as incurred under the Ratio Incremental Amount if the Company meets the applicable ratio for the Fixed Incremental Amount at such time on a pro forma basis, and if any applicable ratio for the Ratio Incremental Amount would be satisfied on a pro forma basis as of the end of any subsequent fiscal quarter after the initial incurrence of such Incremental Facility, such reclassification shall be deemed to have automatically occurred whether or not elected by the Company. In the event the Fixed Incremental Amounts are intended to be utilized together with any Ratio Incremental Amount in a single transaction or series of related transactions, compliance with or satisfaction of any applicable financial ratios or tests for the portion of such indebtedness or other applicable transaction or action to be incurred under the Ratio Incremental Amount shall first be calculated without giving effect to amounts being utilized pursuant to the Fixed Incremental Amount, but giving full pro forma effect to all applicable and related transactions (including, any incurrence and repayments of indebtedness) and all other permitted pro forma adjustments and thereafter, incurrence of the portion of such indebtedness or other applicable transaction or action to be incurred under the Fixed Incremental Amount shall be calculated. Additionally, any Fixed Incremental Amount previously incurred shall be reclassified as having been incurred under the Ratio Incremental Amount if such Ratio Incremental Amount would be satisfied in any subsequent fiscal quarter and such reclassification shall be deemed to have automatically occurred whether or not elected by the Company,

(ii) no Lender will be required to participate in any such Incremental Facility,

(iii) the Incremental Facilities will rank pari passu in right of payment and security with the other Senior Facilities,

(iv) the Incremental Term Facilities will have a final maturity no earlier than the final maturity of the Term Loans; provided that any Incremental Revolving Facility will have a final maturity no earlier than the final maturity of the Revolving Facility,

(v) the weighted average life to maturity of any Incremental Term Facility shall be no shorter than that of the Term Loans,

(vi) subject to clause (v) above, the amortization schedule applicable to any Incremental Term Facility shall be determined by the Company and the lenders thereunder and the Incremental Revolving Facility shall not have amortization,

(vii) no event of default shall have occurred and be continuing or would result therefrom (except in connection with a Permitted Acquisition, where such condition shall be no payment or bankruptcy event of default),

(viii) the all-in yield (whether in the form of interest rate margins, original issue discount or upfront fees, but excluding arrangement fees, structuring fees, commitment fees, underwriting fees and similar fees (regardless of whether paid in whole or in part to any or all lenders)) applicable to any Incremental Facility will be determined by the Company and the Lenders providing such Incremental Facility; provided, that with respect to any Incremental Term Facility established on or prior to the date that is six (6) months after the Closing Date that is (v) denominated in the same currency as the initial Term Facility, (w) secured by the Collateral on a pari passu basis with the initial Term Facility, (x) incurred pursuant to the Ratio Incremental Amount, (y) incurred other than for purposes of consummating a Permitted Acquisition or other similar transaction and (z) maturing earlier than the first anniversary of the maturity date with respect to the initial Term Facility denominated in the same currency, the all-in yield will not be more than 0.75% higher than the corresponding all-in yield for the initial Term Facility unless the interest rate margins with respect to the initial Term Facility are increased by an amount equal to the difference between the all-in yield with respect to the Incremental Term Facility and the corresponding all-in yield on the initial Term Facility, minus 0.75%; provided, further, that customary bridge facilities and/or customary term A loans shall not be subject to the requirements of this clause (viii) (this clause (viii), the “MFN Provision”);

(ix) (A) any Incremental Revolving Facility will provide for the ability to permanently repay and terminate incremental revolving commitments on a pro rata basis, except that the Company shall be permitted to permanently repay and terminate commitments of any class of revolving commitments on a better than pro rata basis as compared to any other class of revolving commitments with a later maturity date than such class and (B) any Incremental Term Facility may provide for the ability to participate on a pro rata basis or non-pro rata basis in any voluntary prepayments of the incremental term loans (but, with respect to mandatory prepayments, on not better than a pro rata basis); and

(x) except as otherwise required or permitted in clauses (i) through (ix) above, all other terms of such Incremental Facility, if not consistent with the terms of the existing Term Facility or Revolving Facility, as the case may be, shall be reasonably satisfactory to the Agent (it being understood that to the extent any financial maintenance covenant is added for the benefit of any Incremental Facility, no consent shall be required from the Agent or any of the Lenders to the extent that such financial maintenance covenant is also added for the benefit of any corresponding existing Senior Facility).

The Company may seek commitments in respect of the Incremental Facilities from existing Lenders (each of which shall be entitled to agree or decline to participate in its sole discretion) and additional banks, financial institutions and other institutional lenders (in the case of such additional banks, financial institutions and other institutional lenders, subject to the consent of the Agent, and in the case of an Incremental Revolving Facility, the swingline lender and each issuing bank (in each case, not to be unreasonably withheld or delayed) if such consent is required under “Assignments and Participations”) who will become Lenders in connection therewith. No Lender shall be under any obligation to provide any portion of any requested Incremental Facilities.

Refinancing Facilities:	Subject to the Senior Facilities Documentation Principles, substantially the same as set forth in the Existing Credit Agreement. The Company will be permitted to refinance loans under the Term Facility or commitments under the Revolving Facility from time to time, in whole or in part, with one or more new term facilities (each, a “Refinancing Term Facility”) or new revolving credit facilities (each, a “Refinancing Revolving Facility”; the Refinancing Term Facilities and the Refinancing Revolving Facilities are collectively referred to as “Refinancing Facilities”), respectively, under the Operative Documents with the consent of the Company, the Agent and the lenders providing such Refinancing Term Facility or Refinancing Revolving Facility or in the case of debt refinancing a Term Facility, with one or more additional series of senior unsecured or senior subordinated notes or loans or senior secured notes or loans that will be secured by the Collateral on a pari passu basis with the applicable Senior Facility being refinanced or junior lien secured notes or loans that will be secured on a subordinated basis to such Senior Facility (any such notes or loans, “Refinancing Notes” and, together with the Refinancing Facilities, the “Refinancing Debt”); provided that (i) any Refinancing Term Facility or Refinancing Notes do not

mature prior to the maturity date of, or have a shorter weighted average life to maturity than, loans under the applicable Term Facility being refinanced, (ii) any Refinancing Revolving Facility does not mature prior to the maturity date of the revolving commitments being refinanced, (iii) the other terms and conditions of such Refinancing Term Facility, Refinancing Revolving Facility or Refinancing Notes (excluding pricing, fees, rate floors and optional prepayment or redemption terms) are substantially identical to, or (taken as a whole) are no more favorable to the lenders providing such Refinancing Term Facility, Refinancing Revolving Facility or Refinancing Notes, as applicable, than, those applicable to the applicable Term Facility or revolving commitments being refinanced (except for covenants or other provisions applicable only to periods after the latest final maturity date of the applicable Term Facility and revolving credit commitments existing at the time of such refinancing) and (iv) any secured Refinancing Debt shall be subject to an intercreditor agreement on terms reasonably acceptable to the Agent.

Limited Condition Transaction:	In the case of the incurrence or assumption of any indebtedness or liens or the making of any investments, restricted payments or fundamental changes, the repayment of any indebtedness for which an irrevocable notice of prepayment or redemption is required or the designation of any restricted subsidiaries or unrestricted subsidiaries, in each case, in connection with a permitted acquisition or similar permitted investment the consummation of which is not conditioned on the availability of, or obtaining, third party financing (a “Limited Condition Transaction”), at the Company’s option, the relevant ratios and baskets shall be determined as of the date either (a) the definitive acquisition agreements for such Limited Condition Transaction are entered into or prepayment or redemption notices are made, as applicable (and not at the time of consummation of such Limited Condition Transaction), or (b) solely in connection with an acquisition to which the United Kingdom City Code on Takeovers and Mergers applies (or similar law or practice in other jurisdictions), the date on which a “Rule 2.7 announcement” of a firm intention to make an offer or similar announcement or determination in another jurisdiction subject to laws similar to the United Kingdom City Code on Takeovers and Mergers (a “Public Offer”) in respect of a target of a Limited Condition Transaction and, in each case, calculated as if the Limited Condition Transaction and other pro forma events in connection therewith were consummated on such date; provided, that if the Company has made such an election, in connection with determining whether the calculation of any ratio or basket with respect to the incurrence of any debt or liens, or the making of any investments, restricted payments, prepayments of subordinated debt, asset sales, fundamental changes or the designation of a restricted subsidiary or unrestricted subsidiary, in each case, in connection with such Limited Condition Transaction is permitted on or following such date and prior to the earlier of the date on which such Limited Condition Transaction is consummated or the definitive agreement or notice for, or, as applicable, the Public Offer for, such acquisition is terminated or expires without the consummation of such acquisition, any such ratio or basket shall be calculated on a pro forma basis assuming such Limited Condition Transaction and other pro forma events in connection therewith (including any incurrence of indebtedness) have been consummated as if they occurred at the beginning of the applicable test period. For the avoidance of doubt, if any of such ratios are exceeded as a result of fluctuations in such ratio including due to fluctuations in Consolidated EBITDA of the Company or the person subject to such acquisition or investment, at or prior to the consummation of the relevant transaction or action, such ratios will not be deemed to have been exceeded as a result of such fluctuations solely for purposes of determining whether the relevant transaction or action is permitted to be consummated or taken; provided, that if such ratios improve as a result of such fluctuations, such improved ratios may be utilized.

In connection with any action being taken in connection with a Limited Condition Transaction, for purposes of determining compliance with any provision (other than conditions to borrowing under the Revolving Facility) which requires that no default, event of default or specified event of default, as applicable, has occurred, is continuing or would result from any such action, as applicable, such condition shall, at the option of the Company, be deemed satisfied, so long as no default, event of default or specified event of default, as applicable, exists on the date the definitive agreements for such Limited Condition Transaction are entered into or applicable notices are made, as applicable.

Interest Rates and Fees:	As set forth on Annex C-I hereto.

Default Rate:	Subject to the Senior Facilities Documentation Principles, substantially the same as set forth in the Existing Credit Agreement. Any principal or interest payable under or in respect of the Senior Facilities not paid when due shall bear interest at the applicable interest rate plus 2% per annum. Other overdue amounts shall bear interest at the interest rate applicable to ABR loans plus 2% per annum.

Letters of Credit:

Subject to the Senior Facilities Documentation Principles, substantially the same as set forth in the Existing Credit Agreement. Any letters of credit under the Revolving Facility will be issued by each of the Arrangers (or a designated affiliate thereof), each of which shall act as an issuing bank, and/or another Lender under the Revolving Facility reasonably acceptable to the Company and the Agent (each, an “Issuing Bank”). No Issuing Bank shall be required to issue letters of credit in excess of a fronting sublimit to be agreed, or to issue commercial letters of credit without its consent in its sole discretion. Each letter of credit shall expire not later than the earlier of (a) 12 months after its date of issuance and (b) the fifth business day prior to the final maturity of the Revolving Facility; provided that any letter of credit may provide for renewal thereof for additional periods of up to 12 months (which in no event shall extend beyond the date referred to in clause (b) above).

Drawings under any letter of credit shall be reimbursed by the Company within one business day after notice of drawing is delivered. To the extent that the Company does not reimburse the Issuing Bank within one business day, the Lenders under the Revolving Facility shall be irrevocably obligated to reimburse the Issuing Bank pro rata based upon their respective Revolving Facility commitments.

Mandatory Prepayments:

Revolving Facility: None, subject to customary prepayment requirements if borrowings under the Revolving Facility exceed the commitments thereunder.

Term Facility: Loans under the Term Facility shall be prepaid with (a) 50% of Excess Cash Flow (to be defined in a manner to be mutually agreed) for each fiscal year of the Company (commencing with the first full fiscal year completed after the Closing Date) with step-downs to 25% if the Consolidated First Lien Net Leverage Ratio is equal to or less than 0.50 to 1.00 less than the Consolidated First Lien Net Leverage Ratio as of the Closing Date and 0% if the Consolidated First Lien Net Leverage Ratio is equal to or less than 1.00 to 1.00 less than the Consolidated First Lien Net Leverage Ratio as of the Closing Date (in each case, with the calculation of such Consolidated First Lien Net Leverage Ratio to be made after giving pro forma effect to any such prepayments of Excess Cash Flow and any prepayments, repurchases or redemptions of indebtedness made on or prior to the date such Excess Cash Flow payment is required to be made); provided, that (i) voluntary prepayments, repurchases or redemptions of the loans under the Term Facility, the Revolving Facility, any Incremental Facilities, any Refinancing Debt, any incremental equivalent debt, or any other permitted debt (in the case of any revolving credit facilities, to the extent accompanied by a permanent reduction of the corresponding commitment), in each case, secured on a pari passu basis with the Term Facility (but, in each case, excluding prepayments, repurchases or redemptions to the extent funded with the proceeds of long-term funded indebtedness (other than revolving loans)), made during such fiscal year or after year-end and prior to the time such Excess Cash Flow prepayment is due will reduce the amount of Excess Cash Flow prepayments required for such fiscal year on a dollar-for-dollar basis and (ii) required Excess Cash Flow prepayments shall be reduced on a dollar-for-dollar basis, without duplication, for, among other things, cash used for capital expenditures, permitted investments, permitted acquisitions and certain restricted payments, in each case made (or committed to be made) during such fiscal year and, at the option of the Company, made after year-end and prior to the payment due date (it being understood that to the extent such prepayment, redemption, repurchase, capital expenditure, investment, acquisition or restricted payment is not actually made as committed in a subsequent period, such amount shall be added back in calculating the required Excess Cash Flow payments for such subsequent period); provided, further, that prepayments shall only be required under this clause (a) for any fiscal year if the prepayment amount required under clause (a) for such fiscal year is greater than $25 million (and then only amounts in excess of such amount shall be required to be prepaid), (b) 100% of the net cash proceeds of all non-ordinary course asset sales or other dispositions of property by the Company and its restricted subsidiaries (including casualty insurance and condemnation proceeds, but with exceptions for sales of inventory and other ordinary course dispositions, obsolete or worn-out property, property no longer useful in the business and other exceptions as set forth in the Existing Credit Agreement) and, subject to the right of the Company to reinvest if such proceeds are reinvested (or committed to be reinvested) within 12 months and, if so committed to reinvestment, reinvested no later than 180 days after the end of such 12-month period, and other exceptions as set forth in the Existing Credit Agreement and (c) 100% of the net cash proceeds of issuances of debt obligations of the Company and its restricted subsidiaries (except the net cash proceeds of any permitted debt other than Refinancing Debt).

Mandatory prepayments shall be applied pro rata among the remaining scheduled installments of principal of the Term Facility. Mandatory prepayments in clause (a) and (b) above shall be subject to limitations to the extent required to be made from cash at non-U.S. restricted subsidiaries, the repatriation of which would result in material adverse tax consequences or would be prohibited or restricted by applicable law.

The Operative Documents will provide customary provisions pursuant to which any Lender may elect not to accept any mandatory prepayment described in clause (a) or (b) above, with such amount to be retained by the Company, with such amount to be retained by the Company and such amount may be applied to increase the cumulative “builder” or “growth” basket.

Voluntary Prepayments and Reductions in Commitments:

Voluntary reductions of the unutilized portion of the Senior Facilities commitments and prepayments of borrowings under any class, series or tranche will be permitted at any time (subject to customary notice requirements), in minimum principal amounts to be agreed, without premium or penalty, subject to reimbursement of the Lenders’ redeployment costs (other than lost profits) in the case of a prepayment of Adjusted LIBOR borrowings prior to the last day of the relevant interest period; provided, that if, prior to the date that is six-months after the Closing Date, (a) there shall occur any amendment, amendment and restatement or other modification of the definitive documentation for the initial Term Facility the primary purpose of which is to reduce the all-in yield then in effect for the initial Term Loans thereunder, (b) all or any portion of the initial Term Facility is voluntarily prepaid or mandatorily prepaid with the net cash proceeds of issuances, offerings or placement of debt obligations, or refinanced substantially concurrently with the incurrence of, or conversion of the loans thereunder into, new syndicated term loans of the same currency in a transaction the primary purpose of which is to lower the all-in yield below the all-in yield in effect for the term loans of such currency so prepaid, or (c) a Lender must assign its term loans under the initial Term Facility as a result of its failure to consent to an amendment, amendment and restatement or other modification of the initial Term Facility the primary purpose of which is to reduce the all-in yield then in effect for the term loans under the initial Term Facility (any of clause (a), (b) or (c), a “Repricing Transaction”), then in each case the aggregate principal amount so subject to such Repricing Transaction (other than any Repricing Transaction made in connection with a Change of Control (as defined in the Existing Credit Agreement) or Transformative Acquisition (as defined below)) will be subject to a 1.00% prepayment premium.

“Transformative Acquisition” shall mean any acquisition or investment by the Company or any restricted subsidiary that either (a) is not permitted by the terms of the Operative Documents immediately prior to the consummation of such acquisition or investment or (b) if permitted by the terms of the Operative Documents immediately prior to the consummation of such acquisition or investment, would not provide the Company and its subsidiaries with adequate flexibility under the Operative Documents for the continuation and/or expansion of their combined operations following such consummation, as determined by the Company acting in good faith.

All voluntary prepayments (other than from the proceeds of Refinancing Debt which shall be applied solely to prepay the debt being refinanced) shall be applied as directed by the Company (and in the absence of such direction, in direct order of maturity), which may be applied to any specific class or classes, tranche or tranches or facility or facilities as selected by the Company; provided, that such prepayments shall be made on a pro rata basis within such class, tranche or facility.

Representations and Warranties:	Subject to the Senior Facilities Documentation Principles, substantially the same as set forth in the Existing Credit Agreement and limited to the following (to be applicable to the Company and its restricted subsidiaries and with respect to certain customary representations and warranties, Holdings): organization; existence, qualification and power; compliance with laws; authorization; no contravention (including third party consents); governmental authorization; binding effect of the Operative Documents; financial statements; no material adverse effect; litigation; labor matters; ownership of property; environmental matters; taxes; ERISA compliance; subsidiaries; margin regulations; Investment Company Act; disclosure and accuracy of information; intellectual property; projections; creation, validity and perfection of security interests in the Collateral (subject to permitted liens); status as senior debt (if applicable); no material undisclosed liabilities; PATRIOT ACT, FCPA, OFAC and other anti-terrorism laws; and solvency on a consolidated basis as of the Closing Date.

Conditions Precedent to Initial Borrowings:	The funding of the Term Loans and the Revolving Loans and availability under the Senior Facilities on the Closing Date shall be subject to only those conditions precedent that are Exclusive Funding Conditions.

Conditions Precedent to Borrowings (other than Initial Borrowing on the Closing Date):	Subject to the Senior Facilities Documentation Principles and the Limited Conditionality Provision (with respect to borrowings under any Incremental Facility), substantially the same as set forth in the Existing Credit Facilities, including delivery of notice, accuracy of representations and warranties in all material respects and absence of defaults.

Documentation:	The Operative Documents with respect to the Senior Facilities will include (x) if the Amendment is not obtained, a single credit agreement and (y) if the Amendment is obtained, separate credit agreements for the Revolving Facility and the Term Facility unless otherwise mutually agreed by the Company and the Agent, in each case, providing for the Senior Facilities and shall be negotiated in good faith, giving effect to the Limited Conditionality Provision, and shall be consistent with the terms herein, the Commitment Letter, the Fee Letter and, except as otherwise provided herein or in the Commitment Letter or the Fee Letter, substantially identical to the Existing Credit Agreement (as modified by the Amendment; it being understood that (A) the Waiver Period (as defined under and pursuant to the Existing Credit Agreement) (the “Waiver Period”) will continue to be in effect until the earlier of the stated expiration thereof and, at the Company’s discretion, such earlier date designated in writing pursuant to the definition therefor and all restrictions, covenants (including the liquidity covenant, but with the required minimum liquidity set at $250 million rather than $175 million) and pricing applicable during the Waiver Period pursuant to and in accordance with the Existing Credit Agreement shall continue to apply during the Waiver Period whether or not the Amendment is obtained and (B) notwithstanding anything to the contrary herein, with respect to the Revolving Facility, the dollar baskets and thresholds set forth in the Existing Credit Agreement as of the date hereof shall continue to apply during the Waiver Period), with additions, deletions, modifications and other changes as the Company and the Arrangers reasonably determine to be necessary or advisable, including, among other things, (i) to give effect to the Transactions and other transactions contemplated hereby, (ii) to provide for and give effect to the Guarantees, (iii) to reflect changes in law (including customary QFC and EU and UK bail-in provisions and provisions to address LLC divisions under Delaware law) or accounting standards or cure mistakes or defects, (iv) to reflect reasonable administrative, agency and operational requirements of the Agent, (v) give due regard to the operational requirements of the Company and its subsidiaries in light of its size, structure, industry, business and proposed business plan and operations and (vi) to reflect covenants and financial definitions that are no less favorable to the Company and its subsidiaries than the Existing Credit Agreement (except as otherwise set forth in this Commitment Letter), and in any event, will contain only those conditions to borrowing, prepayments, representations and warranties, covenants and events of default expressly set forth in this Exhibit C (the “Senior Facilities Documentation Principles”).

Notwithstanding the foregoing, all obligations of the Company and its restricted subsidiaries that are or would have been treated as operating leases for purposes of GAAP prior to the issuance by the Financial Accounting Standards Board on February 25, 2016 of an Accounting Standards Update (the “ASU”) shall continue to be accounted for as operating leases for purposes of all financial definitions and calculations for purpose of the Operative Documents (whether or not such operating lease obligations were in effect on such date) notwithstanding the fact that such obligations are required in accordance with the ASU (on a prospective or retroactive basis or otherwise) to be treated as capitalized lease obligations in the financial statements to be delivered pursuant to the Operative Documents.

Affirmative Covenants:	Subject to the Senior Facilities Documentation Principles and the Limited Conditionality Provisions, substantially the same as and limited to those set forth in the Existing Credit Agreement (to be applicable to the Company and its restricted subsidiaries): quarterly and annual financial statements of the Company (with annual financial statements accompanied by an opinion of an independent accounting firm (which opinion shall not contain any going concern qualification other than resulting from (x) the activities, operations, financial results, assets or liabilities of any unrestricted subsidiary, (y) the impending maturity of any indebtedness and (z) any prospective or actual breach of any financial covenant)); certificates; other information; notices of default and other material events; payment of taxes; preservation of existence; maintenance of properties; maintenance of insurance; compliance with laws; books and records; inspection rights; covenant to guarantee obligations and give security; further assurances as to security (including, other than pursuant to a transaction or for any other purpose not prohibited by Senior Facilities Documentation (including Permitted Acquisitions and other investments)), that all real property owned or acquired by the Company or its restricted subsidiaries is owned by or transferred to the Company or a Guarantor or a restricted subsidiary of the Company or Guarantor whose equity interests constitute Collateral); compliance with environmental laws; designation of subsidiaries; and use of commercially reasonable efforts to maintain credit ratings (but not a specific rating);

Negative Covenants:	Subject to the Senior Facilities Documentation Principles and the Limited Conditionality Provisions, substantially the same as and limited to those set forth in the Existing Credit Agreement (as modified by the Amendment) (to be applicable to the Company and its restricted subsidiaries and, in the case of the passive holding company covenant set forth below, Holdings): liens (which shall permit liens securing any Refinancing Debt, Permitted Ratio Debt (as defined below) and any Incremental Facilities and shall include a general liens basket not to exceed the greater of (x) $280 million and (y) 5% of consolidated total assets) (provided that the Company and its restricted subsidiaries shall not grant any liens or security interests or otherwise encumber any fee-owned real property, other than liens on real property not constituting inventory securing obligations in an aggregate amount outstanding at any time not to exceed the greater of (x) $25 million and (y)

10% of the total gross book value (including any applicable depreciation and amortization) of all such real property); investments (including acquisitions, loans, etc.); debt (which shall permit any Refinancing Debt, Permitted Ratio Debt, the Senior Unsecured Bridge Facility and/or the Senior Unsecured Notes and any Incremental Facilities); fundamental changes; dispositions; restricted payments; material changes in nature of business; changes in fiscal year; burdensome agreements; use of proceeds; transactions with affiliates; prepayments of material subordinated debt, subject to exceptions as set forth in the Existing Credit Agreement; Holdings incurring material liabilities, owning material assets or conducting material business other than as a passive holding company; and amendments to material subordinated debt documents; provided that if on any date (i) no event of default has occurred and is continuing and (ii) the loans have a rating of Baa3 (or the equivalent) and BBB- (or the equivalent) from Moody’s and S&P, respectively, or better, then, beginning on such date and for the period in which there are no subsequent changes which lower the ratings than those set forth above, the debt, restricted payments and transactions with affiliates covenants will no longer be applicable to the loans during such period.

The Company or any restricted subsidiary will be permitted to make acquisitions (each, a “Permitted Acquisition”) so long as subject to the limitations set forth in “Guarantees” and “Security” above, the acquired company and its subsidiaries (other than any designated as an Excluded Subsidiary (as defined in the Existing Credit Agreement)) will become Guarantors and pledge their Collateral to the Agent to the extent required by the Operative Documents.

The Company and any restricted subsidiary will be permitted to:

(a) incur (i) an unlimited amount of unsecured indebtedness, subject to compliance with either (I) a Consolidated Interest Coverage Ratio (as defined in the Existing Credit Agreement) of no less than either (A) 2.00 to 1.00 or (B) in the case of any such indebtedness incurred in connection with a Permitted Acquisition, the Consolidated Interest Coverage Ratio immediately prior to the incurrence of such indebtedness and consummation of such Permitted Acquisition or (II) a Consolidated Total Net Leverage Ratio (as defined in the Existing Credit Agreement) no greater than either (A) 4.00 to 1.00 or (B) in the case of any such indebtedness incurred in connection with a Permitted Acquisition, the Consolidated Total Net Leverage Ratio immediately prior to the incurrence of such indebtedness and consummation of such Permitted Acquisition, in each case, on a pro forma basis as of the date of incurrence of such Indebtedness, (ii) indebtedness secured on a junior lien basis with the Senior Facilities, subject to pro forma compliance with Applicable Consolidated Total Net Leverage Ratio Level (or if such indebtedness is incurred in connection with a Permitted Acquisition, no greater than the greater of (1) the Applicable Consolidated Total Net Leverage Ratio Level and (2) the Consolidated Total Net Leverage Ratio immediately prior to the consummation of such Permitted Acquisition) (or if the Company is not otherwise in compliance with such leverage ratio, such indebtedness when aggregated with the Incremental Dollar Amount and indebtedness referred to in the parenthetical in clause (iii) below, does not exceed the greater of (x) $625 million and (y) 100% of Consolidated EBITDA); provided, that at the election of the Company (such election to be made no more than once during the life of the Senior Facilities and to only be made simultaneously with such an election made pursuant to clause (a) under the heading “Financial Covenants” below), the level set forth in either this clause (ii) shall be increased by 0.50:1.00 (a “half-turn”) in connection with a Qualified Acquisition (as defined in the Existing Credit Agreement) only for the four quarter period starting with the fiscal quarter in which such Qualified Acquisition is consummated and continuing for the three fiscal quarters immediately following such fiscal quarter, and, for the avoidance of doubt, no other quarter-end (other than such four quarter-ends), (iii) indebtedness secured on a pari passu basis with the Senior Facilities, subject to pro forma compliance with the Applicable Consolidated First Lien Net Leverage Ratio Level (or if such indebtedness is incurred in connection with a Permitted Acquisition, no greater than the greater of (1) the Applicable Consolidated First Lien Net Leverage Ratio Level and (2) the Consolidated First Lien Net Leverage Ratio immediately prior to the consummation of such Permitted Acquisition) (or if the Company is not otherwise in compliance with such leverage ratio, such indebtedness when aggregated with the Incremental Dollar Amount and indebtedness referred to in the parenthetical in clause (ii) above, does not exceed the greater of (x) $625 million and (y) 100% of Consolidated EBITDA); provided, that at the election of the Company (such election to be made no more than once during the life of the Senior Facilities and to only be made simultaneously with such an election made pursuant to clause (a) under the heading “Financial Covenants” below), the level set forth in either this clause (iii) shall be increased by a half-turn in connection with a Qualified Acquisition only for the four quarter period starting with the fiscal quarter in which such Qualified Acquisition is consummated and continuing for the three fiscal quarters immediately following such fiscal quarter, and, for the avoidance of doubt, no other quarter-end (other than such four quarter-ends); provided that with respect to any indebtedness incurred pursuant to clauses (ii) and (iii)

above, such indebtedness shall (A) in the case of clause (ii), have a maturity at least 91 days after the latest date of maturity of the applicable Senior Facility, and in the case of clause (iii), mature no earlier than the latest date of maturity of the applicable Senior Facility, (B) have a weighted average life to maturity no shorter than the longest remaining average life to maturity under the applicable Senior Facility, (C) in the event such indebtedness is incurred or guaranteed on a secured basis by the Company or a Guarantor, be subject to customary intercreditor agreements to be agreed and (D) have terms and conditions (other than pricing, rate floors, discounts, fees, and optional redemption provisions) that are not materially less favorable (when taken as a whole) to the Company than the terms and conditions of the applicable Senior Facilities Documentation (when taken as a whole) (any debt incurred pursuant to clauses (ii) and (iii), “Permitted Ratio Debt”), (iv) additional indebtedness incurred or assumed in connection with the consummation of a Permitted Acquisition in an amount not to exceed $75 million; provided, further, that any such debt incurred pursuant to clauses (i), (ii), (iii) or (iv) above by a restricted subsidiary that is not a Guarantor shall be capped at the greater of $240 million and 4.25% of consolidated total assets and (v) additional indebtedness not to exceed the greater of (x) $420 million and (y) 7.25% of consolidated total assets. “Applicable Consolidated Total Net Leverage Ratio Level” means 3.25:1.00;

(b) make unlimited non-ordinary course asset sales subject to fair market value, the consideration for such sales being at least 75% cash consideration, non-ordinary course asset sales subject to fair market value for non-cash consideration not to exceed the greater of $280 million and 5% of consolidated total assets as set forth in the Existing Credit Agreement and, in each case, compliance, if required, with the mandatory prepayment provisions;

(c) make unlimited investments, subject only to pro forma compliance with the Applicable Consolidated Total Net Leverage Ratio Level;

(d) make unlimited investments in the Company or its restricted subsidiaries;

(e) make other investments, including but not limited to, (i) investments in joint ventures following the Closing Date not to exceed the greater of (x) $280 million and (y) 5% of consolidated total assets, (ii) investments in unrestricted subsidiaries not to exceed the greater of (x) $280 million and (y) 5% of consolidated total assets, (iii) additional investments not to exceed the greater of (x) $280 million and (y) 5% of consolidated total assets, (iv) make additional investments (A)

in connection with the purchases of vacation ownership intervals (“VOIs”) for inventory or resale, the purchase or payment for use of land/property for, the conversion of properties to, or the development of, expansion of or enhancement of, VOIs and any investments reasonably related, complementary, synergistic or ancillary thereto and (B) all investments in (I) the Company or any restricted subsidiary, (II) any person becoming a restricted subsidiary as a result of such investment and (III) joint-ventures, in each case, made in connection with the investments described in the foregoing clause (A), subject to pro forma compliance with the Applicable Consolidated Total Net Leverage Ratio Level and (v) permit Timeshare Loans (as defined in the Existing Credit Agreement) in “fee-for-service” arrangements or other similar arrangements in an HGV club or HGV branded residential unit where the purchase of the VOI is not from the Company or its subsidiaries;

(f) make unlimited dividends, distributions or redemptions, subject only to (i) no event of default shall have occurred and be continuing and (ii) pro forma compliance with a Consolidated Total Net Leverage Ratio of equal to or less than 3.00:1.00;

(g) make other dividends, distributions or redemptions, including but not limited to, (i) dividends, distributions or redemptions up to the sum of (A) 6% per annum of the net proceeds received by (or contributed to) the Company and its restricted subsidiaries from a public equity offering and (B) 6% of Market Capitalization (as defined in the Existing Credit Agreement) and (ii) additional dividends, distributions or redemptions not to exceed the greater of (x) $200 million and (y) 3.5% of consolidated total assets; and

(h) Restricted payments (including dividends and voluntary prepayments of material subordinated indebtedness) and investments (i) from a cumulative “builder” or “growth” basket (the availability of which shall not be subject to a leverage or other financial performance test and which shall include a “starter” basket of the greater of $350 million and at the election of the Company prior to the date of the bank meeting in connection with the Term Facility, a percentage of consolidated total assets or a percentage of Consolidated EBITDA, in each case, that is substantially equivalent to the initial monetary cap) to be based on either (to be selected by the Company prior to the date of the bank meeting in connection with the Term Facility) (A) cumulative retained Excess Cash Flow (which shall not be less than zero for each year) or (B) 50% of cumulative net income, in each case, plus the proceeds of (and fair market value of assets received from) equity issuances and contributions (other than excluded contributions or Specified Equity Contributions) received by the Company or Holdings after the Closing Date and other than in connection with the Acquisition, and other items to be mutually agreed, subject only to (other than with respect to investments), solely in the case of the “builder” or “growth” component thereof, no payment or bankruptcy (with respect to the Company or Holdings) event of default which has occurred and is continuing (or would result therefrom).

Financial Covenants:	Subject to the Senior Facilities Documentation Principles and the Limited Conditionality Provisions, limited to the following financial maintenance covenants (the “Financial Covenants”) to apply to the Revolving Facility only:

(a)   Following the Waiver Period, a maximum Consolidated First Lien Net Leverage Ratio not to exceed the Applicable First Lien Net Leverage Financial Covenant Level; provided that at the election of the Company (such election to be made no more than once during the life of the Senior Facilities and to only be made simultaneously with such an election made pursuant to clause (a)(ii) or (a)(iii) under the heading “Negative Covenants” above), the level set forth in this clause (a) shall be increased by a half-turn in connection with a Qualified Acquisition only for the four quarter period starting with the fiscal quarter in which such Qualified Acquisition is consummated and continuing for the three fiscal quarters immediately following such fiscal quarter, and, for the avoidance of doubt, no other quarter-end (other than such four quarter-ends).

(b)   A minimum Consolidated Interest Coverage Ratio (as defined in the Existing Credit Agreement) to be not less than the Applicable Interest Coverage Ratio Financial Covenant Level.

“Applicable First Lien Net Leverage Financial Covenant Level” means for any test period ending (i) on or after the Waiver Period through and including the fiscal quarter ending December 31, 2021, 3.75:1.00, (ii) for the fiscal quarter ending March 31, 2022, 3.50:1.00, (iii) for the fiscal quarters ending June 30, 2022 and September 30, 2022, 3.25:1.00 and (iv) thereafter, 3.00:1.00.

“Applicable Interest Coverage Ratio Financial Covenant Level” means for any test period ending (i) on or after the Closing Date through and including the first full fiscal quarter following the Closing Date, 1.25:1.00, (ii) for the second full fiscal quarter following the Closing Date, 1.50:1.00, (iii) for the third full fiscal quarter following the Closing Date, 1.75:1.00 and (iv) thereafter, 2.00:1.00.

The Financial Covenants shall be calculated on a consolidated basis and tested on the last day of each fiscal quarter for each consecutive four fiscal quarter period.

Any cash equity contribution (which equity shall be common equity or other equity on terms and conditions reasonably acceptable to the Agent) made to the Company after the first day of a fiscal quarter and on or prior to the day that is 10 business days after the day on which financial statements are required to be delivered for such fiscal quarter will, at the request of the Company, be included in the calculation of Consolidated EBITDA for the purposes of determining compliance with any Financial Covenant at the end of such fiscal quarter and applicable subsequent periods (any such equity contribution so included in the calculation of Consolidated EBITDA, a “Specified Equity Contribution”); provided that (a) no more than two Specified Equity Contributions may be made in any period of four consecutive fiscal quarters, (b) no more than five Specified Equity Contributions may be made over the life of the Senior Facilities, (c) the amount of any Specified Equity Contribution shall be no greater than the amount required to cause the Company to be in compliance with the Financial Covenants, (d) there shall be no pro forma reduction in indebtedness (including through netting) with the proceeds of any Specified Equity Contribution for determining compliance with the Financial Covenants for the fiscal quarter with respect to which such Specified Equity Contribution was made and (e) the foregoing may not be relied on for purposes of calculating any financial ratios other than compliance with the Financial Covenants and shall not result in any adjustment to any baskets or other amounts other than the amount of Consolidated EBITDA referred to above.

The Senior Facilities Documentation will contain customary “stand-still” provisions pursuant to which with regard to the exercise of remedies during the period in which any Specified Equity Contribution will be made after the receipt of written notice by the Agent of the Company’s intention to make such Specified Equity Contribution.

Unrestricted Subsidiaries:	Subject to the Senior Facilities Documentation Principles, substantially the same as and limited to those set forth in the Existing Credit Agreement, including that, subject to customary limitations on investments, loans, advances to, and other investments in, Unrestricted Subsidiaries, the Company will be permitted to designate any existing or subsequently acquired or organized subsidiary as an “unrestricted subsidiary” and subsequently re-designate any such Unrestricted Subsidiary as a restricted subsidiary; provided that after giving effect to such designation, the Company is in pro forma compliance with the Financial Covenants and before and after such designation, no default shall have occurred and be continuing. Unrestricted Subsidiaries will not be subject to the representations and warranties, affirmative or negative covenants or event of default provisions of the Operative Documents and the results of operations and indebtedness of and cash and cash equivalents held by, Unrestricted Subsidiaries will not be taken into account for purposes of determining any financial ratio or covenant contained in the Operative Documents.

Events of Default:	Subject to the Senior Facilities Documentation Principles, substantially the same as and limited to those set forth in the Existing Credit Agreement (to be applicable to the Company and its restricted subsidiaries): nonpayment of principal, interest or fees (with grace periods for interest, fees and other amounts); failure to perform negative covenants and the Financial Covenants (and affirmative covenants to provide notice of default or maintain the Company’s corporate existence); failure to perform other covenants subject to a 30-day cure period after notice by the Agent; any representation or warranty incorrect in any material respect when made; cross-default of, and cross-acceleration to, other indebtedness, subject to a threshold amount; bankruptcy or insolvency proceedings; final monetary judgments, subject to a threshold amount; ERISA events, subject to material adverse effect; invalidity (actual or asserted in writing by the Company) of the applicable Operative Documents or material portion of Collateral; and Change of Control; provided, that, notwithstanding anything to the contrary in the Operative Documents, a breach of any Financial Covenant or any financial covenant under any Incremental Revolving Facility or Refinancing Revolving Facility will not constitute an Event of Default for purposes of the Term Facility (or any other facility, other than the Revolving Facility, Incremental Revolving Facility or Refinancing Revolving Facility, as applicable), and the Lenders under the Term Facility (or any other facility other than the Revolving Facility, Incremental Revolving Facility or Refinancing Revolving Facility, as applicable) will not be permitted to exercise any remedies with respect to an uncured breach of such Financial Covenant or such other financial covenant until the date, if any, on which the commitments under the Revolving Facility, Incremental Revolving Facility or Refinancing Revolving Facility, as applicable, have been terminated or the loans thereunder have been accelerated as a result of such breach.

Voting:

Subject to the Senior Facilities Documentation Principles, substantially the same as and limited to those set forth in the Existing Credit Agreement. Amendments and waivers of the Operative Documents will require the approval of Lenders holding more than 50% of the aggregate principal amount of the loans and commitments under the Senior Facilities (the “Required Lenders”), except, that the consent of each Lender directly adversely affected thereby shall be required with respect to (a) increases in the commitment of such Lender, (b) reductions of principal, interest or fees, (c) extensions of final maturity or the due date of any interest or fee payment, (d) releases of all or substantially all Guarantors or all or substantially all of the Collateral and (e) changes in voting percentages; provided that certain matters as set forth in the Existing Credit Agreement will require class voting. Defaulting Lenders will be subject to the suspension of certain voting rights. Notwithstanding the foregoing, amendments and waivers of the Operative Documents that affect solely the Lenders under the Term Facility, Revolving Facility or any Incremental Facility (including waiver or modification of conditions to extensions of credit under the Revolving Facility, the availability and conditions to funding of any Incremental Facility (but not the conditions for implementing any Incremental Facility as noted above), pricing and other modifications), will require only the consent of Lenders holding more than 50% of the aggregate commitments or loans, as applicable, under such Term Facility, Revolving Facility or Incremental Facility) and no other consents or approvals shall be required. Any changes to the provisions of the Operative Documents affecting the Agent, the Issuing Bank or the Swingline Lender shall require the consent of the Agent, the Issuing Bank or the Swingline Lender, as applicable.

Notwithstanding the foregoing, only Lenders holding more than 50% of the aggregate principal amount of the loans and commitments under the Revolving Facility shall have the ability to amend or waive the Financial Covenant and provisions relating to Specified Equity Contributions.

The Operative Documents will permit amendments thereof without the approval or consent of the Lenders to effect a permitted “repricing transaction” (i.e., a transaction in which any tranche of loans is refinanced with a replacement tranche of loans, or is modified with the effect of, bearing a lower rate of interest) other than any Lender holding loans subject to such “repricing transaction” that will continue as a Lender in respect of the repriced tranche of loans or modified loans.

For the avoidance of doubt, each of the Operative Documents may be amended in order to modify any provision relating to pro rata sharing of payments among the Lenders (and, in any case, any provision requiring pro rata payments or sharing of payments in connection with “amend and extend” transactions) with the consent of the Required Lenders.

In addition, if the Agent and the Company shall have jointly identified an obvious error or any error or omission of a technical nature in the Operative Documents, then the Agent and the Company shall be permitted to amend such provision without any further action or consent of any other party with notice given to the Lenders of any such amendment.

Assignments and Participations:	Subject to the Senior Facilities Documentation Principles, substantially the same as and limited to those set forth in the Existing Credit Agreement, which provides that the Lenders will be permitted to assign (a) loans under the Term Facility with the consent of the Company (not to be unreasonably withheld or delayed) and (b) loans and commitments under the Revolving Facility with the consent of the Company (not to be unreasonably withheld), the Swingline Lender and the Issuing Bank; provided that (i) no consent of the Company shall be required in the case of (A) the Term Facility only, if such assignment is made to another Lender or an affiliate or approved fund of a Lender, (B) the Revolving Facility only, if such assignment is made to another Revolving Lender or to an affiliate of a revolving Lender of similar creditworthiness, or (C) after the occurrence and during the continuance of a payment or bankruptcy (with respect to the Company) event of default and (ii) the Company shall be deemed to have consented to an assignment of Term Loans if the Company does not object within 10 business days of a written request therefor. All assignments will require the consent of the Agent, not to be unreasonably withheld or delayed; provided that no consent of the Agent shall be required, in the case of the Term Facility only, if such assignment is made to another Lender or an affiliate or approved fund of a Lender. Each assignment will be in an amount of an integral multiple of $1,000,000 with respect to the Term Facility and $5,000,000 with respect to the Revolving Facility, or, in each case, if less, all of such Lender’s remaining loans and commitments of the applicable class. An assignment fee in the amount of $3,500 shall be paid by the respective assignor or assignee to the Agent.

The Lenders will be permitted to sell participations in Term Loans and in loans and commitments under the Revolving Facility without consent being required, subject to customary limitations. Voting rights of participants shall be limited to matters in respect of (a) increases in commitments participated to such participants, (b) reductions of principal, interest or fees, (c) extensions of final maturity or the due date of any amortization, interest or fee payment, (d) releases of the guarantees of all or substantially all Guarantors or all or substantially all of the Collateral and (e) changes in voting thresholds.

The Operative Documents shall provide that so long as no default or event of default is continuing, Term Loans may be purchased by and assigned to Holdings or any of its subsidiaries on (a) a non-pro rata basis through open market purchases and/or (b) on a pro rata basis through Dutch auctions open to all Lenders in accordance with customary procedures as set forth in the Existing Credit Agreement; provided that any such Term Loans shall be automatically and permanently cancelled immediately upon acquisition thereof by Holdings or any of its subsidiaries and no proceeds of the Revolving Facility may be used to consummate such assignment.

The Operative Documents will contain customary provisions allowing the Company to replace a Lender or terminate the commitment of a Lender and prepay that Lender’s outstanding Loans in full in connection with amendments and waivers requiring the consent of all Lenders or of all Lenders directly adversely affected thereby (so long as the Required Lenders have approved the amendment or waiver), increased costs, taxes, etc. and defaulting lenders.

Cost and Yield Protection:	Subject to the Senior Facilities Documentation Principles, substantially the same as and limited to those set forth in the Existing Credit Agreement.

Expenses and Indemnification:	Subject to the Senior Facilities Documentation Principles, substantially the same as and limited to those set forth in the Existing Credit Agreement.

Governing Law and Forum:	New York.

Counsel to the Agent and the Arrangers:	Davis Polk & Wardwell LLP.

ANNEX C-I

Interest Rates:	The interest rates under the Senior Facilities will be as follows: Term Facility: At the option of the Company, Adjusted LIBOR plus 2.50% or, ABR plus 1.50%.

Revolving Facility: Based on the following pricing grid to be determined based upon the Consolidated First Lien Net Leverage Ratio as of the Closing Date and thereafter as set forth in the most recent compliance certificate delivered to the Agent pursuant to the Operative Documents.

Consolidated First Lien Net Leverage Ratio	Adjusted LIBOR	ABR
≤ 0.75:1.00	1.75%	0.75%
> 0.75:1.00 and ≤ 1.50:1.00	2.00%	1.00%
> 1.50:1.00 and ≤ 2.25:1.00	2.45%	1.45%
> 2.25:1.00 and ≤ 3.00:1.00	2.90%	1.90%
> 3.00:1.00	3.50%	2.50%

The Company may elect interest periods of 1, 2, 3 or 6 months (or, if agreed by all relevant Lenders, 12 months or a shorter period) for LIBOR borrowings.

Calculation of interest shall be on the basis of the actual days elapsed in a year of 360 days (or 365 or 366 days, as the case may be, in the case of ABR loans based on the Prime Rate) and interest shall be payable (i) in the case of LIBOR loans, at the end of each interest period and, in any event, at least every 3 months and (ii) in the case of ABR loans, quarterly in arrears.

ABR is the Alternate Base Rate, which is the highest of (i) the Agent’s Prime Rate, (ii) the Federal Funds Effective Rate (which, if negative, shall be deemed to be 0.00%) plus 1/2 of 1.00%, (iii) one-month Adjusted LIBOR plus 1.00% and (iv) 1.00%.

Adjusted LIBOR is the London interbank offered rate for dollars, adjusted for customary Eurodollar reserve requirements, if any, and shall be subject to a floor of (i) with respect to the Revolving Facility, 0.25% and (ii) with respect to the Term Facility, 0.50%.

Annex C-I—1

The Senior Facilities Documentation will include LIBOR replacement provisions substantially consistent with the Senior Facilities Agent’s “hardwired” approach (with such modifications as agreed between the Company and the Agent).

Letter of Credit Fee:	Same as the Existing Credit Agreement, a per annum fee equal to the spread over Adjusted LIBOR under the Revolving Facility will accrue on the aggregate face amount of outstanding letters of credit under the Revolving Facility, payable in arrears at the end of each quarter and upon the termination of the Revolving Facility, in each case for the actual number of days elapsed over a 360-day year. Such fees shall be distributed to the Lenders participating in the Revolving Facility pro rata in accordance with the amount of each such Lender’s Revolving Commitment. In addition, the Company shall pay to the applicable issuing bank, for its own account, (a) a fronting fee equal to 0.125% of the aggregate face amount of outstanding letters of credit, payable in arrears at the end of each quarter and upon the termination of the Revolving Facility, calculated based upon the actual number of days elapsed over a 360-day year, and (b) customary issuance and administration fees.

Commitment Fees:	Same as Existing Credit Agreement. To be based on the average daily undrawn portion of the commitments in respect of the Revolving Facility, payable quarterly in arrears after the Closing Date and upon the termination of the commitments, calculated based on the number of days elapsed in a 360-day year and based on the following pricing grid to be determined based upon the Consolidated First Lien Net Leverage Ratio as of the Closing Date and thereafter as set forth in the most recent compliance certificate delivered to the Agent pursuant to the Operative Documents. Swingline Loans shall, for purposes of the commitment fee calculations only, not be deemed to be a utilization of the Revolving Facility.

Consolidated First Lien Net Leverage Ratio	Commitment Fee
≤ 0.75:1.00	0.30%
> 0.75:1.00 and ≤ 1.50:1.00	0.35%
> 1.50:1.00 and ≤ 2.25:1.00	0.40%
> 2.25:1.00 and ≤ 3.00:1.00	0.45%
> 3.00:1.00	0.50%

Annex C-I—2

Exhibit D

to

Commitment Letter

Summary of Amendment

All capitalized terms used herein but not defined herein shall have the meanings provided in the letter agreement to which this Exhibit D is attached or in the other Exhibits to such letter agreement, as applicable.

The Amendment shall not become effective until the Acquisition has been or concurrently therewith is consummated, and shall include the following changes to the Existing Credit Agreement:

1. Modify Section 7.03 of the Existing Credit Agreement to permit (i) the assumption of the indebtedness of the Target and its subsidiaries that will remain outstanding after giving effect to the Transactions, (ii) the incurrence of the Senior Unsecured Notes and/or Senior Unsecured Bridge Loans (as applicable), and the Term Facility (provided that the Term Facility shall be incurred under a separate credit agreement than the Existing Credit Agreement as amended by the Amendment unless otherwise mutually agreed by the Company and the Arrangers) and (iii) any permitted refinancing of any of the foregoing.

2. Modify Section 7.02 of the Existing Credit Agreement to permit the Transactions.

3. Modify Section 7.01 of the Existing Credit Agreement to permit (i) the assumption of the secured indebtedness of the Target and its subsidiaries that is contemplated to remain outstanding pursuant to the terms of the Acquisition Agreement and will remain outstanding after giving effect to the Transactions, (ii) the incurrence of Liens securing the Term Facility (including that the Term Facility be secured under the same collateral documents that secure the Existing Credit Agreement) and (iii) any permitted refinancing of any of the foregoing.

4. Modify Section 7.11 of the Existing Credit Agreement to be consistent with the Financial Covenants (as defined in Exhibit C) set forth under the heading “Financial Covenants” in Exhibit C hereto; provided that the minimum liquidity covenant set forth in Section 7.11(c) of the Existing Credit Agreement shall continue to apply during the Waiver Period, but the required minimum liquidity will be increased to $250 million from $175 million.

5. Modify the Existing Credit Agreement to permit Limited Condition Transactions (as defined in Exhibit C) as set forth under the heading “Limited Condition Transaction” in Exhibit C hereto.

6. Modify Section 5.05(c) of the Existing Credit Agreement to change the date of “December 31, 2015” to “December 31, 2020.”

It is understood and agreed that (x) all restrictions applicable during the Waiver Period pursuant to the Existing Credit Agreement, including, without limitation, the highest pricing tier and minimum liquidity covenant (subject to the modification thereto pursuant to paragraph 3 above), and (y) other than with respect to the changes set forth in this Exhibit D, the dollar baskets and thresholds set forth in the Existing Credit Agreement as of the date hereof, in each case shall continue to apply during the Waiver Period.

D-1

Exhibit E

to

Commitment Letter

Summary of Additional Conditions Precedent

All capitalized terms used herein but not defined herein shall have the meanings provided in the letter agreement to which this Exhibit E is attached or in the other Exhibits to such letter agreement, as applicable. The initial borrowings under each Facility shall be subject to the Limited Conditionality Provision in all respects and the following additional conditions precedent:

1. The Acquisition shall have been consummated, or shall be consummated substantially concurrently with the initial borrowing under any Facility, in accordance with the terms of the Acquisition Agreement. The Acquisition Agreement shall not have been amended or waived in any material respect by the Company or any of its affiliates, nor shall the Company or any of its affiliates have given a material consent thereunder, in each case in a manner materially adverse to the Lenders (in their capacity as such) without the consent of the Arrangers (such consent not to be unreasonably withheld, delayed or conditioned) (it being understood and agreed that any change, amendment, waiver or consent in respect of (x) the definition of “Company Material Adverse Effect” contained in the Acquisition Agreement or (y) Section 7.3(f) of the Acquisition Agreement shall be deemed to be materially adverse to the Lenders); provided that (a) any amendment, waiver or consent which results in a reduction in the purchase price for the Acquisition shall not be deemed to be materially adverse to the Lenders to the extent it is applied to reduce the amount of commitments in respect of the Senior Unsecured Bridge Facility and the Term Facility ratably and (b) any increase in purchase price for the Acquisition shall not be deemed to be materially adverse to the Lenders, to the extent such increase is not funded with any indebtedness (other than the Facilities).

2. The Acquisition Agreement Representations and the Specified Representations shall be true and correct in all material respects on the Closing Date (or in all respects, if separately qualified by materiality).

3. Subject to the Limited Conditionality Provisions, the Arrangers shall have received customary legal opinions, customary corporate documents and officers’ certifications; customary notices of borrowing; organizational documents; customary evidence of authorization to enter into the Operative Documents; and good standing certificates in jurisdictions of formation/organization (to the extent such a certificate exists in the applicable jurisdiction), in each case of the Company and the Guarantors. Each of the Agents shall have received a solvency certificate from the chief financial officer (or other comparable financial officer) of the Company substantially in the form attached as an exhibit to the Existing Credit Agreement.

4. All fees required to be paid on the Closing Date pursuant to the Commitment Letter and the Fee Letter and out-of-pocket expenses required to be paid on the Closing Date pursuant to the Commitment Letter (to the extent invoiced at least three business days prior to the Closing Date) shall, upon the initial borrowing under the Facilities, have been paid.

5. Each of the Agents shall have received, at least three business days prior to the Closing Date, all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the PATRIOT Act and the Beneficial Ownership Regulation, that such Agent has requested at least ten business days prior to the Closing Date.

6. The Arrangers shall have received (a) (i) the audited consolidated balance sheets and related statements of operations, stockholder’s equity and cash flows of HGVI as of and for the three (3) most recently completed fiscal years ended at least 90 days prior to the Closing Date and (ii) the unaudited condensed consolidated balance sheets and related statements of operations, stockholder’s equity and cash flows of HGVI as of and for each fiscal quarter ended after December 31, 2020 and at least 45 days prior to the Closing Date (but, excluding the fourth quarter of any fiscal year) (and the comparable period in the prior fiscal year), in each case prepared in accordance with GAAP (including footnotes thereto); provided that the Arrangers acknowledge receipt of the audited financial statements of HGVI for the fiscal years ended December 31, 2018, December 31, 2019 and December 31, 2020, (b) (i) the audited consolidated balance sheets and related statements of income, retained earnings, stockholder’s equity and changes in financial position of the Target as of and for the two (2) most recently completed fiscal years ended at least 90 days prior to the Closing Date and (ii) the unaudited consolidated balance sheets and related statements of income, retained earnings, stockholder’s equity and changes in financial position of the Target as of and for each fiscal quarter ended after December 31, 2019 and at least 45 days prior to the Closing Date (but, excluding the fourth quarter of any fiscal year) (and the comparable period in the prior fiscal year), in each case prepared in accordance with GAAP (including footnotes thereto); provided that the Arrangers acknowledge receipt of the audited financial statements of the Target for the fiscal years ended December 31, 2018 and December 31, 2019 and the unaudited financial statements for the Target for the fiscal quarters ended March 31, 2020, June 30, 2020 and September 30, 2020, and (c) a pro forma consolidated balance sheet and related pro forma consolidated statement of operations of HGVI as of and for the twelve-month period ending on, the last day of the most recently completed four-fiscal quarter period for which financial statements of HGVI pursuant to clause (a) above have been delivered, prepared after giving effect to the Transactions as if the Transactions had occurred as of such date (in the case of such balance sheet) or at the beginning of such period (in the case of the statement of operations), without any requirement to reflect therein adjustments for purchase accounting.

7. (i) One or more investment banks (collectively, the “Investment Banks”) shall have been engaged pursuant to an engagement letter dated as of the date hereof to privately place the Senior Unsecured Notes, and such Investment Banks each shall have received, not later than 12 consecutive Business Days prior to the Closing Date (such period prior to the Closing Date, the “Marketing Period”), a preliminary offering memorandum or preliminary private placement memorandum for the Senior Unsecured Notes (the “Offering Document”) suitable for use in a customary “high-yield road show” relating to the Senior Unsecured Notes in a form customary for senior unsecured Rule 144A-for-life offerings (except for portions thereof and information that would customarily be provided by the Investment Banks and parts of which, including with respect to the “description of notes”, the Investment Bank’s or its advisors’ cooperation is required for them to complete, provided that the Company shall have used its commercially reasonable efforts to cause them to be complete), which contains all financial statements, pro forma financial statements, business and other data with respect to HGVI, the Company and the Target customarily included therein (including all audited financial statements, all unaudited financial statements and, in the case of unaudited financial statements, reviewed by applicable independent accountants as provided in Statement on Auditing Standards No. 100, in each case with respect to each of the Company and the Target), necessary for the Investment Banks to receive customary (for high yield debt securities) “comfort” (including “negative assurance” comfort) in connection with the offering of such debt securities from each of HGVI’s and the Target’s independent accountants, along with drafts of the applicable comfort letters which such independent accountants are prepared to deliver upon the “pricing” of any offering of the Senior Unsecured Notes following completion of customary procedures, which Offering Document shall be updated by the Company from time to time during the Marketing Period as necessary to meet the requirements of the foregoing so long as the Marketing Period has not been completed, and (ii) the Investment Banks shall have been afforded a period of at least 12 consecutive Business Days following receipt of an Offering Document including the information described in clause (i) to seek to place the Senior Unsecured Notes; provided that, (x) May 28, 2021, July 2, 2021 and November 26, 2021 shall not constitute Business Days for purposes of the Marketing Period and (y) notwithstanding anything to the contrary herein, if the Marketing Period has not been completed on or prior to August 23, 2021, the Marketing Period shall not commence until September 7, 2021.

8. The Refinancing shall have been consummated, or shall be consummated substantially concurrently with the initial borrowing under the Facilities.

9. With respect to the Senior Facilities, subject to the Limited Conditionality Provision, to the extent required by the Operative Documents, all documents and instruments required to create and perfect the Senior Facilities Agent’s security interests in the Collateral shall have been executed and delivered and, if applicable, be in proper form for filing.

Exhibit 10.2

EXECUTION VERSION

AMENDED AND RESTATED LICENSE AGREEMENT

by and between

HILTON WORLDWIDE HOLDINGS INC.

and

HILTON GRAND VACATIONS INC.

Dated as of March 10, 2021

LIST OF EXHIBITS & SCHEDULES

Schedule 5.4	Project at Third Party Hotels
Schedule 5.10(b)	Special Provisions Arising from the Merger

Exhibit A	Definitions
Exhibit B*	Operating Guidelines
Exhibit C*	Licensed Marks
Exhibit D*	Excluded Products and Services
Exhibit E*	Licensee Products and Services Included in Licensed Vacation Ownership Business
Exhibit F*	Licensed Vacation Ownership Properties Under Development
Exhibit G*	Non-Licensed Existing Vacation Ownership Properties

Exhibit H*	Excluded Fractional Vacation Club Services
Exhibit I*	Existing Licensed Vacation Ownership Properties
Exhibit J*	Undeveloped Real Estate Parcels
Exhibit K*	Approved Mixed-Use Development New Properties
Exhibit L*	Approved Subcontracting and Delegation Agreements
Exhibit M*	Existing Marketing Agreements for Licensed Exchange Program

*	As set forth in the Original Agreement

v

AMENDED AND RESTATED HGV LICENSE AGREEMENT

This AMENDED AND RESTATED HGV LICENSE AGREEMENT (the “Agreement”), dated as of March 10, 2021 (the “Amendment Date”), is entered into by and between Hilton Worldwide Holdings Inc., a Delaware corporation (“Licensor”), and Hilton Grand Vacations Inc., a Delaware corporation (“Licensee”). Each of Licensor and Licensee is referred to herein as a “Party” and collectively, as the “Parties.”

WITNESSETH:

WHEREAS, Licensor, Park Hotels & Resorts Inc., a Delaware corporation (“PHRI”), and Licensee entered into that certain Distribution Agreement, dated as of January 2, 2017 (the “Distribution Agreement”), pursuant to which, among other things, Licensor and Licensee separated into independent, publicly traded companies;

WHEREAS, in connection with the execution of the Distribution Agreement, the Parties entered into the HGV License Agreement, dated as of January 2, 2017 (the “Original Agreement” and the date of such Original Agreement, the “Effective Date”), pursuant to which Licensor, which, directly or indirectly, owns the Licensed IP and possesses the Hilton Data (as defined herein), licensed the Licensed IP and Hilton Data to Licensee for use in its Vacation Ownership Business subject to the terms and conditions of the Original Agreement;

WHEREAS, Licensee intends to acquire that certain Vacation Ownership Business of Diamond Resorts International, Inc., a Delaware corporation (“Diamond”), pursuant to that Agreement and Plan of Merger, dated March 10, 2021 (the “Merger Agreement”), by and among Licensee, Hilton Grand Vacations Borrower LLC, a Delaware limited liability company and a wholly owned subsidiary of Licensor (“Merger Sub” or “HGV Borrower”), Dakota Holdings, Inc., a Delaware corporation (“Dakota”), and the stockholders of Dakota;

WHEREAS, pursuant to the Merger Agreement, at the “Effective Time” of the Merger (as defined and specified therein), Dakota will merge with and into Merger Sub (such merger, the “Merger,” the closing of such Merger, the “Closing”);

WHEREAS, pursuant to the Original Agreement, Hilton has provided its prior written consent to the Transaction, as required by Section 9.2 and Section 9.3 therein, as more fully set forth in such consent (the “Consent”); and

WHEREAS, in furtherance of the Merger and recognition of the necessity to gradually integrate the Diamond Business with the business of Licensee (the “Integration”), the Parties desire to amend and restate the Original Agreement to facilitate the Integration and make certain other modifications to the Original Agreement by entering into this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements and covenants contained in this Agreement, the Parties hereby agree as follows:

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ARTICLE I

LICENSES

Section 1.1. Trademark License.

(a) Subject to the terms and conditions herein, during the Term, Licensor hereby grants to Licensee a license to use the Licensed Marks as Trademarks in the Territory in connection with the current and future operation of the Licensed Vacation Ownership Business. Such license shall be exclusive for the Term. For clarity, (i) the above license covers only the exact Licensed Marks, and Licensee may not use the term “Hilton” standing alone or, except as permitted by the Licensor Brand Identity Guidelines any variations, derivatives, abbreviations or stylizations of the Licensed Marks, in each case, without Licensor’s prior written consent, and (ii) the above exclusivity means that, during the Term, Licensor will not use (or allow others to use) the Licensed Marks in connection with the Licensed Vacation Ownership Business.

(b) Without the prior written consent of Licensor, Licensee shall not (i) bid for, purchase, register or use the term “Hilton” or any other Trademark owned by Licensor or its Subsidiaries as or as part of any key word, ad word, metatag or similar device designed to attract viewers or users in online, social, mobile or other media or (ii) link to or frame any website, online, social or mobile media property or venue of Licensor that Licensee is not already linking to or framing as of the Effective Date, regardless of whether the foregoing constitutes trademark use under applicable Laws.

(c) Licensee hereby grants to Licensor and its Subsidiaries a non-exclusive sublicense during the Term to (i) use the Licensed Marks and (ii) use and exercise the intellectual property rights in the Licensed Content, in each case, to the extent necessary to advertise and promote the Licensed Vacation Ownership Business on Licensee’s behalf during the Term. Licensee may further sublicense the above license in connection with the foregoing.

Section 1.2. Content License. Subject to the terms and conditions herein, during the Term, Licensor hereby grants to Licensee a license to use, reproduce, distribute, perform and display the Licensed Content in the Territory solely in connection with the current and future operation of the Licensed Vacation Ownership Business. Such license shall be exclusive for the Noncompetition Term and non-exclusive for the remainder of the Term. Licensee may modify Licensed Content for format or technical reasons, but may not make substantive or artistic changes thereto, without Licensor’s prior written consent.

Section 1.3. Software Licenses.

(a) Licensor hereby at its option (i) grants to Licensee a non-exclusive sublicense or (ii) agrees to cause an Affiliate to grant to Licensee a non-exclusive license, in each case, during the Term to use the Licensed Software in connection with the Licensed Vacation Ownership Business. Licensee shall comply with all terms and conditions of the applicable license or sublicense (which shall be equivalent in all material respects to the then-current version of the Hilton Information Technology System Agreement) in connection with such use.

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(b) Licensor hereby grants to Licensee the non-exclusive right during the Term to access the Licensed System and provide the Licensed System with information as to the current inventory of vacant rooms at Licensed Vacation Ownership Properties.

Section 1.4. Data Access. Subject to the terms and conditions herein, Licensor hereby grants to Licensee the rights to use the Hilton Data as set forth in Section 14.2(b).

Section 1.5. Marketing Rights.

(a) Subject to the terms and conditions herein, during the Noncompetition Term, Licensor hereby grants to Licensee the right to market the Licensed Vacation Ownership Business at Licensor’s corporate-level advertising channels, including websites and social media properties (but not the channels of individual Hilton-branded properties). No additional fee or cost shall be payable by Licensee to Licensor for the marketing rights described in this Section 1.5(a).

(b) Licensee may request Licensor’s cooperation for additional marketing or resourcing, exclusively for marketing the Licensed Vacation Ownership Business; provided, that, Licensee will bear all actual costs and expenses associated therewith.

(c) The foregoing marketing rights in (a) and (b) are exclusive, meaning that during the Noncompetition Term, Licensor will not allow any other Person to market a Vacation Ownership Business through such channels.

Section 1.6. Brand Displays. Licensor acknowledges and agrees that during the Noncompetition Term, Licensor shall, wherever legally permissible, include (i) the Licensed Mark “Hilton Grand Vacations” on its brand bar, and similar displays where Licensor advertises all of the Hilton Marks for the Licensor Lodging Business, and (ii) inventory of transient rentals for the Licensed Vacation Ownership Properties in all proprietary and third-party advertising venues that list such inventory for the Licensor Lodging Business, in each case, in the same manner and quality Licensor provided prior to the date of this Agreement.

ARTICLE II

EXCLUSIVITY AND RESERVED RIGHTS

Section 2.1. [Intentionally Omitted].

Section 2.2. Exclusivity.

(a) Until December 31, 2051 (the “Initial Noncompetition Term”), Licensor will not: (x) engage or license any Person to engage in the Vacation Ownership Business worldwide under any Trademark; (y) use or license any Person to use the Licensed IP or Hilton Data in connection with the Vacation Ownership Business; and/or (z) allow any Person engaged in the Vacation Ownership Business, other than Licensee, to participate in the Loyalty Program.

(b) The Initial Noncompetition Term shall be extended for additional 10-year terms (each 10-year term, a “Renewal Noncompetition Term” and together with the Initial Noncompetition Term, the “Noncompetition Term”), if Licensee satisfies the criteria in either clause (i) or (ii) below in calendar year 2051 (or the final calendar year of any Renewal Noncompetition Term) (each, a “Measuring Year”):

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(i) Licensee’s Gross Revenues in a Measuring Year must be equal to or greater than 80% of $1,493,000,000 USD (Licensee’s 2016 projected Gross Revenues) as inflated to such Measuring Year dollars by the CPI Adjustment. For example, if Licensee had 2016 Gross Revenues of $100 USD, and that translated into $300 in projected Gross Revenues in 2051 due to CPI Adjustments, Licensee’s minimum 2051 revenue to renew the Noncompetition Term until December 31, 2061 would be $240; or

(ii) Licensee must generate the sum of the Gross Sales Price and Fee For Services Sales Price in a Measuring Year that rank first, second or third among Vacation Ownership Business worldwide, based on revenues disclosed in audited financial reports for such Measuring Year (or a comparable mutually-agreed metric, if such annual contract sales are no longer publicly reported).

(c) If Licensee does not satisfy clause (i) or (ii) during a Measuring Year, Licensee may retain the Noncompetition Term for one year terms by paying Licensor 5% of the shortfall between Licensee’s actual Gross Revenues for the Measuring Year and 100% of Licensee’s projected Gross Revenues for the Measuring Year as set forth in clause (i) (each, a “Shortfall Payment”). The Shortfall Payment shall be due within 30 days after the end of the Measuring Year. For example, if Licensee had 2016 Gross Revenues of $100, and that translated into $300 in projected Gross Revenues in 2051 due to CPI Adjustments, and Licensee’s Gross Revenues were $220 in 2051, that would be a shortfall of $80, and Licensee would submit a Shortfall Payment of $80 times 5% for the Royalty, or $4.

(d) Licensee shall be allowed a maximum of five consecutive Shortfall Payments during any Renewal Noncompetition Term, with no carryover of unused Shortfall Payments into the next Renewal Noncompetition Term. If during any year of noncompetition afforded by a Shortfall Payment, Licensee satisfies clause (i) or (ii), the Noncompetition Term shall be extended by a 10-year Renewal Noncompetition Term beginning at the end of the prior Measuring Year. For example, if Licensee’s Gross Revenues are $220 in 2051, Licensee would make the above $4 Shortfall Payment for 2051, and if in 2052 Licensee’s Gross Revenues meet the target, the Noncompetition Term would renew until December 31, 2061. If after five consecutive Shortfall Payments, Licensee fails to satisfy clauses (i) or (ii), the Noncompetition Term expires on December 31st in the year in which the last Shortfall Payment was made.

(e) If the Noncompetition Term terminates under Section 2.2(a) or Section 2.6(a), Licensor shall notify Licensee of same in writing. Thereafter, Licensee will continue to be bound by its obligations in this Agreement including Article IX, but Licensor may (and may assist or allow other Persons to) engage in the Vacation Ownership Business in any form and under any Trademark (other than “HGV,” “Hilton Grand Vacations,” “Hilton Grand Vacations Club,” or any New Brand) worldwide for the remainder of the Term.

Section 2.3. Licensor’s Reserved Rights. Licensor reserves all rights not expressly licensed to Licensee hereunder, including without limitation, the right to Operate any business or properties and/or use the Licensed IP and Hilton Data in any manner that does not violate Licensee’s exclusive rights herein. Licensor may sell, assign or license the Hilton Marks (other than the Licensed Marks) without Licensee’s consent, and any acquirer, assignee or licensee shall have no obligation to Licensee herein.

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Section 2.4. Licensee’s Reserved Rights. Licensee reserves the right to engage in any activity worldwide not expressly prohibited in this Agreement.

Section 2.5. Similar Lines of Business. Licensee may engage in the Fractional Vacation Club Business and the Whole Ownership Business, as a Separate Operation (or as part of the Licensed Vacation Ownership Business, subject to Licensor’s prior written consent), at any time during the Term. Licensor may engage in the Fractional Vacation Club Business and the Whole Ownership Business at any time during the Term.

Section 2.6. Licensor Transactions.

(a) Notwithstanding Section 2.2(a), if at any time during the Noncompetition Term, Licensor merges with or acquires direct or indirect Control of a Person that operates a Vacation Ownership Business as well as a Lodging Business (in either an equity or asset acquisition), Licensor shall use commercially reasonable efforts to allow Licensee to acquire or manage such acquired Vacation Ownership Business (the “Acquired Vacation Business”) as a Licensed Vacation Ownership Business herein. For the avoidance of doubt, Licensor has no obligation to include Licensee in any pre-closing discussions or negotiations with the third-party counter-party and may elect to present Licensee with the opportunity to acquire or manage the Acquired Vacation Business only after closing of the business transaction and, in either case, Licensor may proceed with the transaction whether or not Licensee acquires or manages the Acquired Vacation Business. For the avoidance of doubt, during the Noncompetition Term Licensor may not merge with or acquire direct or indirect Control of a Person that operates solely a Vacation Ownership Business.

(b) If Licensee does not acquire or manage the acquired Vacation Ownership Business: (i) Licensor shall have no further obligations to include Licensee in the ownership or management of the Acquired Vacation Business; (ii) Licensor may merge its Loyalty Program with the loyalty program of the Acquired Vacation Business and, notwithstanding the exclusivity and non-competition provisions herein, compete in the Vacation Ownership Business using the Hilton Marks (but not the Licensed Marks), Hilton Data and the Loyalty Program in connection with such Acquired Vacation Business; and (iii) during the Noncompetition Term, Licensor shall use Reasonable Best Efforts to continue to provide Licensee the Licensed IP and Hilton Data on a basis comparable to Licensor’s past practice under this Agreement.

(c) If, on the closing date for the acquisition of the Acquired Vacation Business, 90% of all ownership interests, use rights, or other entitlements to use overnight accommodations in the Vacation Ownership Properties within such business (“Acquired Vacation Property Inventory”) have been sold to Persons for their own use such that the Acquired Vacation Property Inventory is not being actively marketed, during the Noncompetition Term, Licensor shall not use the Hilton Data to sell any newly created Acquired Vacation Property Inventory or develop new Vacation Ownership Properties under the Acquired Vacation Business unless Licensee is given the right of first offer to manage such properties. However, Licensor shall be permitted to use the Hilton Data to sell any existing unsold Acquired Vacation Property Inventory or existing Acquired Vacation Property Inventory that may become available through foreclosure or otherwise comes available to Licensor.

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ARTICLE III

FEES

Section 3.1. Royalty Fees.

(a)     (i) Subject to Section 3.1(d), Licensee shall pay to Licensor a royalty (the “Royalty”) for the rights granted to Licensee under this Agreement in an amount equal to five percent (5%) of Gross Revenues.

(ii) Except for the limited exception for Non-Licensed Existing Projects below, if Licensee develops Vacation Ownership Properties or acquires Vacation Ownership Properties from a Person other than a Hilton Competitor and they are not operated as Separate Operations, the Royalty shall apply to such Vacation Ownership Properties as if they were Licensed Vacation Ownership Properties, even if such properties are not Licensed Vacation Ownership Properties. The Royalty shall also apply to all Transient Rental Revenue at any Vacation Ownership Properties other than set forth in Section 3.1(d) that use the Licensed IP or Hilton Data. For clarity, Licensee shall not owe a Royalty arising out of its Vacation Ownership Properties that are operated as Separate Operations.

(iii) If Licensee permits Non-Licensed Existing Projects, or other non-licensed Vacation Ownership Properties with which Licensee has entered into a Marketing Agreement pursuant to Section 9.6(d), to be exchanged pursuant to an arrangement between the Licensed Exchange Program and a non-licensed Exchange Program whereby individual owners of the non-licensed Vacation Ownership Properties do not have full access to the Loyalty Program through the Licensed Exchange Program, then the Royalty shall be due only on the applicable Club Revenue portion of the Gross Revenue. If Hilton Data is used to market the sale of units at Non-Licensed Existing Projects, then the Royalty shall be due on Gross Sales Price, Club Revenue, and Marketing Package Revenues.

(b) A sale occurs for Royalty purposes pursuant to Section 3.1(a) with respect to the initial sale or re-sale of an interest in Licensed Vacation Ownership Property when all of the following conditions have been satisfied, regardless of when, or whether, any part of the Gross Sales Price or Fee For Services Sales Price are actually paid to, or received by or on behalf of, Licensee.

(i) A written agreement (“Purchase Contract”) is executed by a purchaser and has been accepted by Licensee pursuant to which such purchaser contractually commits to acquire such interest;

(ii) With respect to purchase money financing provided by or through Licensee or its Affiliates, if any, such purchaser has duly executed all applicable sales and purchase money financing documents in respect of such Purchase Contract;

(iii) Such purchaser has duly tendered payment of the full purchase price in respect of such Purchase Contract (or full installments thereof in the case of purchase money financing, as applicable) by cash, by check which has cleared, or by credit card which has been duly processed) to either (x) Licensee or its Affiliates or (y) a fiduciary, escrow agent, trustee or other independent third-party designated by Licensee or its Affiliates, as may be required by applicable Laws;

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(iv) All rescission periods applicable to such Purchase Contract have expired, without any such right of rescission having been exercised; and

(v) All pre-conditions set forth in such Purchase Contract and any legal requirements under the applicable Laws in order to close the transaction which is the subject of the Purchase Contract as set forth in such Purchase Contract shall have been duly satisfied, without the purchaser having exercised any right of cancellation afforded such purchaser under the terms of such Purchase Contract or under the applicable Laws.

(vi) To the extent that the sale of a Licensed Vacation Ownership Property meets (i) through (v) above, but such Licensed Vacation Ownership Property has not achieved a Certificate of Occupancy granted by relevant municipalities that approve the use by a purchaser of the Licensed Vacation Ownership Property, the sale for Royalty purposes will be multiplied by the Percentage of Completion. The Percentage of Completion will be calculated and applied to such Licensed Vacation Ownership Property each reporting period until such time that the Licensed Vacation Ownership Property achieves its Certificate of Occupancy, at which time and for all periods thereafter, the Percentage of Completion will be 100%.

(c) The Gross Sales Price or Fee For Services Sales Price shall, for purposes of calculating the Royalty under Section 3.1(a), exclude the amount attributable to a gross up for imputed interest associated with a zero percent (0%) or below market interest rate program used in relation to financing a purchaser’s acquisition of interests in a Licensed Vacation Ownership Property, but only where the Gross Sales Price or Fee For Services Sales Price is offered at different amounts to the customers on a programmatic basis, depending on the financing or payment terms selected by the customer.

(d) Royalty Related to Certain Diamond Business During Integration Period. Starting on the beginning of the Integration Period, Licensee shall pay to Licensor the adjusted Royalty (“New Brand Royalty”) set for the below for all New Brand Gross Revenue in exchange for the rights granted to Licensee under this Agreement:

(i)	During Year 1 of the Integration Period: 2.0%;

(ii)	During Year 2 of the Integration Period: 2.0%;

(iii)	During Year 3 of the Integration Period: 3.0%;

(iv)	During Year 4 of the Integration Period: 4.0%; and

(v)	During Year 5 of the Integration Period and thereafter: 5.0%.

(e) In addition to New Brand Royalty on New Brand Gross Revenues, Licensee shall pay to Licensor the adjusted Royalty for New Brand Eligible HOA Expenses in accordance with the following:

(i)	During Year 1 of the Integration Period: 0.0%;

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(ii)	During Year 2 of the Integration Period: 0.5%;

(iii)	During Year 3 of the Integration Period: 1.0%;

(iv)	During Year 4 of the Integration Period: 1.5%; and

(v)	During Year 5 of the Integration Period and thereafter: 1.5%

For the avoidance of doubt, the immediately preceding adjusted Royalty provision for New Brand Eligible HOA Expenses shall apply only to New Brand Licensed Vacation Ownership Properties resulting from the Diamond Properties Conversion in accordance with Section 5.2(d).

(f) For the purposes of Section 3.1(d) and (e), each “Year” is a 12-month period that begins on the first day of the month immediately following the month in which the Closing occurs and subsequent annual anniversaries of such date.

(g) For the avoidance of any doubt, the Royalty that is calculated pursuant to Sections 3.1(a) through 3.1(c) shall not apply to, and will be without any duplication of, any of the revenues that are used to calculate New Brand Royalty pursuant to Section 3.1(d) and the definition of “Licensed Vacation Ownership Properties” as used in Sections 3.1(a) through 3.1(c) shall not include any Diamond Properties that become Licensed Vacation Ownership Properties in accordance with Section 5.2.

Section 3.2. Additional Fees. In addition to the Royalty, Licensee shall pay to Licensor:

(a) An annual transition fee for the first five years of the Term of $5 million per year.

(b) The then-current Loyalty Program fee for eligible guest folios, subject to caps in place as of the Effective Date for a period of twenty (20) years from the Effective Date. At the end of such twenty (20) year period, the caps will be eliminated and Licensee will pay the same Loyalty Program fee that is in effect for Licensor Lodging Properties. With respect to New Brand Licensed Vacation Ownership Properties, Licensee will pay the same Loyalty Program fee for eligible guest folios that is currently in effect for Licensor Lodging Properties.

Section 3.3. Other Costs. Licensee shall pay Licensor fees covering Licensor’s proportionate costs for Licensee’s use of the Licensed Software. Licensee shall pay the non-refundable, up-front installation costs (if any) for the Licensed Software to be installed at any additional Licensed Vacation Ownership Properties, which shall include sales centers that are not in existence as of the Effective Date.

Section 3.4. Reimbursement. Licensee shall reimburse Licensor for its costs (without profits) that would typically be covered by the Program Fee, including marketing campaigns in which Licensee participates under Section 9.5 or Section 9.6 below or enhancements to the Licensed Software that are provided to all of Licensor Lodging Properties, provided that Licensee will pay such costs only for services that Licensee uses. Licensee shall also reimburse Licensor for all costs associated with Call transfer services, GBCS Services used by Licensee, central delivery used by Licensee, third party reservation charges, guest assistance services and the handling of guest complaints, whether such guests are Loyalty Program members or not.

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Section 3.5. Licensee Forecasts. At least one month prior to the end of each of Licensor’s fiscal years during the Term, Licensee shall provide to Licensor a forecast of its projected Royalties, New Brand Royalties (if applicable), Gross Revenues (separated by the categories in the definition of “Gross Revenues” herein), and New Brand Gross Revenue (separated by the categories in the definition of “New Brand Gross Revenues” herein, if applicable) for Licensor’s upcoming fiscal year, and then after each fiscal year quarter during the Term, Licensee shall provide to Licensor the actual Royalties, any applicable New Brand Royalties, Gross Revenues, and any applicable New Brand Gross Revenue for such prior quarter and an updated rolling forecast of outstanding quarterly royalties for the remainder of Licensor’s then current fiscal year.

Section 3.6. Making of Payments. The Royalty and all additional fees due in this Article III shall be paid within thirty (30) days following the end of each calendar quarter. All other payments herein shall be made within thirty (30) days after receipt of an invoice from Licensor. Licensee shall pay via a wire transfer (or other method reasonably designated by Licensor) of immediately available funds, pursuant to Licensor’s commercially reasonable instructions. All amounts payable to Licensor shall be invoiced in U.S. dollars unless Licensor otherwise designates another currency. The exchange rate shall be set each month by Licensor as taken from an international reporting service. Licensee shall submit to Licensor, within eight (8) business days after the end of each month, a statement in the form reasonably required by Licensor that includes all Information required by Licensor to determine all due payments hereunder, and on a quarterly basis, such statement will also aggregate the amounts presented on the monthly statement itemizing the various revenue streams to Licensor that constitute the Royalty. Such Information is not Licensee’s Confidential Information and Licensor may use or disclose it for authorized business purposes.

Section 3.7. Interest on Late Payments. If a Party does not make any payment due under this Agreement within fourteen (14) days after its due date, such Party shall pay interest from the due date until the date of payment compounded monthly, at the interest rate of an annual rate equal to the lesser of (i) the prime rate (as published by the Wall Street Journal or, if no longer published, such other similar source as reasonably selected by Licensor) applicable on the date such payment is due and on each date thereafter that interest is compounded, plus eight (8) percentage points and (ii) the highest rate then permitted by applicable Laws.

Section 3.8. Currency and Taxes. Licensee shall bear and be responsible for all taxes, duties and deductions (including any sales, value added, use, excise, gross receipts, income, goods and service taxes, stamp or other duties, fees, deductions, withholdings or other payments, and including penalties and interest as a result of failure to comply) (collectively, “Taxes”) levied on, deducted or withheld from, or assessed or imposed on any payments made by Licensee hereunder. If Licensor or its designee pays any such amounts due, then Licensee must reimburse Licensor therefor. Licensee shall gross-up all payments herein so that Licensor receives the same amount that it would have received if no Taxes were applicable.

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ARTICLE IV

TERM

Section 4.1. Initial Term. The term of this Agreement begins on the Effective Date and expires on December 31, 2116 (the “Term”).

Section 4.2. Extension Term; Tail Period. For a period of thirty (30) years following the Term (if it expires on December 31, 2116 and is not earlier terminated) (“Tail Period”), Licensee shall have a non-exclusive license (but no obligation) to use the Licensed IP (and a non-exclusive right to access and use the Hilton Data and Loyalty Program) in connection with any Licensed Vacation Ownership Properties in existence at the end of the Term (including any new Licensed Vacation Ownership Properties under development and approved by Licensor as of such date), provided that: (i) Licensee complies with all terms and conditions herein; (ii) the exclusivity granted in Section 2.2(a) (if not earlier terminated) shall immediately terminate at the expiration of the Term (not including the Tail Period); and (iii) Licensee shall be required to pay the Royalty and other payments due under Article III during the Tail Period for so long as such properties use the Licensed IP, Hilton Data or Loyalty Program. All other applicable terms and conditions of this Agreement, including Licensee’s requirement to pay all fees in Article III other than the Royalty, shall be in force during the Tail Period.

ARTICLE V

EXISTING AND NEW PROJECTS

Section 5.1. Existing Projects. The Vacation Ownership Properties listed on Exhibit I of the Original Agreement, as may have been updated between the Parties through the date hereof, or as may be updated among the Parties in the future, shall be deemed “Licensed Vacation Ownership Properties” herein. Additionally, Diamond Properties that are approved by Licensor to carry the New Brand pursuant to 5.2(d) below shall also be deemed “Licensed Vacation Ownership Properties.”

Section 5.2. New Projects.

(a) Except with respect to the conversion of Diamond Properties into New Brand Licensed Vacation Ownership Property, which is covered solely pursuant to Section 5.2(d), if Licensee notifies Licensor that it wishes to develop additional Vacation Ownership Properties that use Hilton Marks (other than the Licensed Marks) either alone or as co-branding with any Licensed Marks, it shall notify Licensor in writing by submitting to Licensor a written application that contains all material information with respect thereto. Licensor may, in its sole discretion, grant Licensee a license to use such additional Trademarks in connection therewith, pursuant to a separate agreement or an amendment to this Agreement.

(b) If Licensee notifies Licensor that it wishes to (i) develop or acquire additional Vacation Ownership Properties that would use the Licensed Marks or (ii) expand the scope or size of an existing Licensed Vacation Ownership Property (if such expansion was not included in the original proposal for the property approved by Licensor), it shall notify Licensor in writing by submitting to Licensor a written application that contains all material information with respect thereto. Licensor shall not unreasonably withhold its approval for such Vacation Ownership Properties to use the Licensed IP and Hilton Data (and upon such approval, such properties shall become “Licensed Vacation Ownership Properties” herein) if the proposed additional Vacation Ownership Property or proposed expansion to an existing Licensed Vacation Ownership Property (each, a “New Property”) and Licensee’s intended operation thereof complies with the then-current Standards and Agreements and:

(i) the development of the proposed New Property would not breach, or be reasonably likely to breach, any applicable Laws or agreement between Licensor or its Affiliates, including territorial restrictions or areas of protection;

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(ii) the proposed New Property will not involve any co-investor that (a) is a Hilton Competitor, (b) is known in the community as being of bad moral character, (c) has been convicted in any court of a felony or other offense that could result in imprisonment for one (1) year or more or a fine or penalty of one million dollars ($1,000,000) (as adjusted annually after the Effective Date by the CPI Adjustment) or more (or is in Control of or Controlled by Persons who have been convicted in any court of felonies or such offenses), or (d) is (or has an Affiliate that is) a Blocked Person; and

(iii) the proposed New Property is not reasonably likely to harm Licensor, the Licensed IP, the Hilton Data or the goodwill associated therewith.

(c) Licensor shall provide the plans and specifications for each New Project to Licensor for review and inspection to ensure that they are in compliance with this Agreement and the Standards and Agreements. Licensee shall pay Licensor a fixed fee for such review. Notwithstanding such review and inspection, as between the Parties, Licensee is responsible for ensuring that all aspects of each New Project comply with all applicable Laws, this Agreement and the Standards and Agreements, and Licensor disclaims all liability for any of same.

(d) With respect to the Integration of the Diamond Business and the conversion of certain of Diamond Properties to Licensed Vacation Ownership Properties (the “Diamond Properties Conversion”), any such conversions will be subject to Licensor’s prior approval and the Parties will cooperate in good faith to develop an approval and review process that is applicable for such approval.

Section 5.3. Undeveloped Parcels.

(a) Licensee has listed on Exhibit J of the Original Agreement all real estate owned by Licensee that have not been developed as of the Effective Date (“Undeveloped Parcels”). Licensor hereby approves the Undeveloped Parcels as sites for future New Properties, which shall be subject to Section 5.2.

(b) If Licensee wishes to sell an Undeveloped Parcel (or any part thereof or rights therein) to any Person other than a Hilton Competitor, Licensee will notify Licensor, and for thirty (30) days after such notice, the Parties shall negotiate in good faith towards a sale agreement. If no such agreement is executed in such time period, for 270 days thereafter, Licensee shall be free to execute such sale with such Person, so long as the sale price is at least 95% of the sale price proposed to Licensor. Licensee shall promptly provide Licensor with all information reasonably requested by Licensee to confirm Licensee’s compliance with this Section 5.3(b).

(c) If Licensee wishes to sell an Undeveloped Parcel (or any part thereof or rights therein) to a Hilton Competitor, Licensee will notify Licensor, and Licensor shall have a right of first refusal on such purchase for 30 days, on the same terms set forth in the offer from the Hilton Competitor. If the third party offer provides for payment of consideration other than cash, Licensor may offer commercially reasonable cash equivalent.

(d) Licensee agrees that any purported transaction in violation of Licensor’s rights in this Section 5.3 shall be deemed null and void at the outset and of no force or effect, and Licensor shall be entitled to equitable relief, including rescission, to effect such nullification.

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Section 5.4. Projects at Third-Party Hotels. Licensee shall not participate in a New Property that is a mixed-use development project (whether or not such New Property uses the Licensed IP and/or Hilton Data) that includes Hilton Competitors without Licensor’s prior written consent, except for those projects set forth on Exhibit K of the Original Agreement or such properties (or any interests therein or portions thereof) acquired by Licensee in connection with the Merger as set forth on Schedule 5.4.

Section 5.5. Future Franchise and Management Agreements. Licensor will use commercially reasonable efforts to ensure that any third-party management, operating and franchise agreements for Licensor Lodging Properties (i) if executed after the Effective Date, include commercially reasonable provisions to ensure that third party hotel owners and franchisees do not (and do not allow other Persons to) operate, promote or sell interests in Vacation Ownership Properties other than Licensed Vacation Ownership Properties in connection with such Licensor Lodging Property; and (ii) if executed as of the Effective Date, retain the above-described provisions, if such retention can be achieved with no material concession or liability by Licensor. Licensor shall not be liable to Licensee for any failure to obtain the above provisions, if it exercises the above commercially reasonable efforts in this regard.

Section 5.6. Vacation Ownership Properties at Licensor Lodging Properties.

(a) If a third-party developer of a Licensor Lodging Property intends to develop a Vacation Ownership Property as a component thereof (the “Co-Located Licensor Lodging Property”), Licensor will notify Licensee and use commercially reasonable efforts to allow Licensee to negotiate with such developer to Operate the Vacation Ownership Property as a Licensed Vacation Ownership Property. If, despite such efforts, such counterparty does not offer Licensee such opportunity, Licensor shall have no further obligations to Licensee in this regard (but Licensor’s obligations during the Noncompetition Term shall still apply).

(b) If Licensor engages in a mixed-use project that includes a Vacation Ownership Property, Licensor will use commercially reasonable efforts to include Licensee in same, and if Licensee is not included, Licensor shall not allow the Hilton Data or the Loyalty Program to be used to conduct direct marketing activities with respect to the above Vacation Ownership Business component (but shall have no other restriction on the use of Hilton Data or Loyalty Program for such projects).

Section 5.7. Limitations on Licensed Business; Compliance with Contracts.

Licensee shall abide by all territorial and other contractual restrictions applicable to Licensor that relate to the Licensed Vacation Ownership Business and are in effect as of the Effective Date (or thereafter, subject to Licensee’s consent). Licensor will not agree to an extension of the duration, or a broadening of the scope, of any such restrictions without Licensee’s prior written consent (which shall be required only during the Noncompetition Term), except for extending or renewing such agreements in accordance with their terms. Licensee shall not enter into any agreement with any third party that purports to limit or restrict Licensor’s right to Operate Licensor Lodging Properties in any manner that is inconsistent with this Agreement.

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Section 5.8. Delegation; Sublicensing.

(a) Licensee may sublicense the Licensed IP

(i) as expressly permitted in this Agreement;

(ii) to Persons other than Licensee who are authorized to manage Licensed Vacation Ownership Properties under Section 8.3(a), to the extent necessary to enable such operation; and

(iii) to its Subsidiaries and their respective suppliers, service providers and contractors, solely (x) to the extent necessary to assist Licensee in conducting the Licensed Vacation Ownership Business, with respect to the Licensed Marks and Licensed Content and (y) with the prior written consent of Licensor for Persons other than Subsidiaries, with respect to the Licensed Software and Licensed System.

(b) Except as permitted above, Licensee may not sublicense the Licensed IP to any Person, or use the Licensed IP for the direct or indirect benefit of any other Person, without Licensor’s prior written consent.

(c) Licensee may also sublicense the Licensed Marks to Licensed HOAs, solely to the extent necessary for their operation. Licensee shall ensure that all Licensed HOAs include all information and terms reasonably requested by Licensor (in a form approved by Licensor) in their sales offering documents, sale, deed and other agreements with potential buyers, including provisions that (i) Licensor is a third-party beneficiary with the right to enforce such terms directly against the Licensed HOA and buyer and (ii) the intended buyer is not acquiring any rights in or to use any Licensed IP or Hilton Data. Licensee shall obtain Licensor’s prior written consent before signing any agreement with respect to the creation, operation, title, deed or sales provisions of any Licensed HOA. Licensee will, at its expense, submit to Licensor within ninety (90) days request for the same, information regarding the length of the terms, renewal rights and expiration dates of all Licensed HOA management agreements.

(d) Licensee is liable for any act or omission by any of its sublicenses that would breach this Agreement if committed by such Licensee.

(e) The Subsidiaries of each Party may exercise the rights of such Party herein and are bound by the obligations of such Party herein. A Party is liable for any act or omission by any of its Affiliates that would breach this Agreement if committed by such Party.

Section 5.9. Limited Lodging Operations by Licensee. Notwithstanding the prohibition on Licensee operating a Lodging Business in Section 9.1, Licensee may:

(a) On a limited basis, engage in the transient rental of inventory of Vacation Ownership Properties that are held for development and sale and owned or operated by Licensee, its Affiliates, an HOA or a third party with which Licensee or its Affiliates has entered into a development agreement or management agreement (together, “Licensee Parties”) or that is controlled by Licensee, its Affiliates or an HOA as a result of a Vacation Ownership Property owner default pending foreclosure or cure in the ordinary course of business, in each case, solely to support Licensee’s Vacation Ownership Business. Licensee agrees that all Licensed Vacation Ownership Properties’ transient rental inventory shall be made available through the Licensed System and shall not be placed on any third party platforms or distribution channels.

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(b) In the event Licensee acquires a hotel, resort or other transient or extended stay lodging facilities for the purpose of converting such facilities into a Vacation Ownership Property, Licensee may during such conversion process operate such facilities, or a significant portion thereof, as a hotel provided Licensee shall pursue such conversion in a commercially reasonable manner so as to limit Licensee’s competition with Licensor in the Lodging Business. The parties agree Licensee’s obligation in this regard shall be met if Licensee diligently pursues the conversion and has commenced bona fide sales of Vacation Ownership Property intervals within 24 months of Licensee’s obtaining ownership, control or management of such property. If the Licensee fails to commence bona fide sales of Vacation Ownership Property intervals within the 24-month period, Licensee shall retain Licensor (for any Licensed Vacation Ownership Properties) or a third party management company (for any Separate Operations) to manage the hotel component of the project.

Section 5.10. Special Provisions Arising from the Merger. With respect to the acquisition of the Diamond Business and Diamond Properties, it is the intent of Licensee to Integrate such business and properties into its business and convert certain Diamond Properties into Licensed Vacation Ownership Properties in accordance with Section 5.2(d) of this Agreement. Accordingly, the Parties agree to the following:

(a) Licensee will continue to use the Licensed Marks, including the name “Hilton Grand Vacations,” as its primary brand (including, without limitation, in all advertising, marketing, and consumer facing channels and means (including within Licensed System and its corporate marketing channels) for its existing and any new “brands”;

(b) At Licensee’s request, the Parties will cooperate with respect to the creation and launching of any new “brand(s)” related to Licensee’s Vacation Ownership Business that uses the Licensed Marks (including New Licensed Marks) using such new name or construction to be determined in accordance with Schedule 5.10(b), with Licensor agreeing to maintain and renew all such New Licensed Marks in accordance with Article XIII of this Agreement, and Licensor agrees to the use by Licensee of such names as set forth in Schedule 5.10(b). Any such new brand name, marketing name and/or naming conventions shall be reflected in an amendment to this Agreement, amendment to Schedule 5.10(b) of this Agreement, and/or a separate letter agreement between the Parties.

(c) (c) Any Major Brand names developed by Licensee will become New Licensed Marks and Licensor and its Affiliates will be the sole owner of all such New Licensed Marks in accordance with Article XIII of this Agreement even if such new name does not include the then-existing Hilton Marks. Further, Licensor shall continue to have the sole right to approve any such new names to be used by Licensee in connection with the New Brand Offering or otherwise. Licensor continues to reserve for its exclusive use the “Hilton,” except as set forth herein, and “Hilton Honors” names. Notwithstanding the foregoing, with respect to new brand names created by Licensee that are used exclusively in connection with Separate Operations and do not include or incorporate the Hilton Marks, Licensor will not be the owner of such brand names and will not have the right to approve such new brand names.

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ARTICLE VI

SOURCING

Section 6.1. Sourcing. Licensee will source the furniture, fixtures and equipment for the Licensed Vacation Ownership Properties in compliance with all applicable Laws and the Standards and Agreements.

ARTICLE VII

LICENSOR BRAND IDENTITY GUIDELINES; STANDARDS; LOYALTY PROGRAM

Section 7.1. Licensor Brand Identity Guidelines. Licensee shall use the Licensed Marks solely: (i) in good faith, in a dignified manner and in accordance with the Licensor Brand Identity Guidelines and good trademark practice in the Territory; (ii) in a manner that does not harm or jeopardize the value of the Licensed Marks or their associated goodwill; and (iii) in connection with activities, products, and services that maintain at all times the high levels of quality associated with Licensee’s use of the Licensed Marks prior to the Effective Date. Licensee shall not take any action (or fail to take any action) that materially harms or jeopardizes (or could reasonably be expected to materially harm or jeopardize) the value, validity, reputation or goodwill of the Licensed IP.

Section 7.2. Modified Standards.

(a) Licensor may modify or implement any existing or new Standards during the Term, effective upon notice to Licensee, provided that (i) Licensor may not require Licensee to comply with any Standards that, as a whole, place a disproportionate or discriminatory burden upon Licensee relative to practices for similarly situated Licensor Lodging Properties, but Licensee acknowledges that certain Standards may not apply to all of Licensor’s branded hotels and (ii) Licensee shall have a commercially reasonable time to transition to comply with the above new Standards (unless new or modified Standards reflect changes in applicable Laws, in which case, Licensee must adopt such changes sufficiently promptly to comply with such Laws).

(b) On an annual basis during the Term, Licensee may submit proposed changes to the Brand Standards for Licensor’s prior written approval. Licensor shall not unreasonably withhold its approval to any such changes.

Section 7.3. Loyalty Program Participation.

(a) Licensee shall participate in the Loyalty Program pursuant to the terms in this Article VII, the Loyalty Program terms, and all additional terms contained in any other agreement executed between the Parties at any time during the Term with respect to the Loyalty Program.

(b) Licensor may modify the Loyalty Program terms in its sole discretion, provided that:

(i) Licensee shall receive commercially reasonable advance notice of any material changes;

(ii) Owners at Licensed Vacation Ownership Properties maintain the Loyalty Program status tier level or equivalent that was purchased prior to such notice;

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(iii) Licensee may opt out of select programs if they are optional for similarly situated Licensor Lodging Properties; and

(iv) Licensor will not modify the Loyalty Program in any manner that places a disproportionate or discriminatory burden upon (x) Licensee relative to similarly situated participants or (y) owners at Licensed Vacation Ownership Properties related to other Loyalty Program members.

(c) All Loyalty Program members shall have the right to redeem Loyalty Program Points for nightly stays at Licensed Vacation Ownership Properties. Licensee shall provide Loyalty Program members benefits for stays at Licensed Vacation Ownership Properties, consistent with the tiers and rules of the Loyalty Program. Licensee shall have sole responsibility for all matters, activities and disputes involving Loyalty Program members with respect to their stays in Licensed Vacation Ownership Properties.

(d) So long as the Loyalty Program maintains an air travel mileage partner, Licensor will use commercially reasonable efforts to allow Licensee to purchase air travel miles at the same cost as Licensor.

Section 7.4. Exclusivity/Licensee Status. Licensee may not participate in a loyalty program (or purchase and use loyalty program points) of a Hilton Competitor unless such loyalty program relates solely to Vacation Ownership Properties maintained as Separate Operations. Licensor will not authorize Loyalty Program Points to be used solely for the creation of a Vacation Ownership Business that conflicts with Licensee’s rights under this Agreement. Licensor will maintain Licensee’s tier status (or grant comparable tier status to Licensee) in the Loyalty Program, if Licensor changes the tier structure of the Loyalty Program during the Term. Licensee may purchase tier status from Licensor for the Loyalty Program in accordance with Section 7.8 or as may otherwise be agreed to by the Parties.

Section 7.5. Sale of Loyalty Program Points. Licensor shall cause Hilton Honors Worldwide LLC (“Honors LLC”) to sell Loyalty Program Points to Licensee at cost for a period of 20 years after the Effective Date. Licensor shall cause Honors LLC to inform Licensee of the cost per Loyalty Program Point no later than September 15 of the applicable preceding calendar year during such 20-year period. Thereafter, (i) Licensor shall cause Honors LLC to sell Loyalty Program Points to Licensee at the market rate (which shall not be (x) less than cost or (y) more than the amount paid by any other Person participating in the Loyalty Program who buys the similar quantity of points on the same terms and is otherwise similarly situated to Licensee), provided that such market rate is no higher than the price per Loyalty Program Point paid by any strategic partner that purchases a comparable volume of Loyalty Program Points annually on comparable business terms from Honors LLC. During the Term and in accordance with the restrictions in this Article VII, Honors LLC shall be entitled to increase the price per Loyalty Program Point on an annual basis; provided, that Licensor provide advance notice of any such increase no later than September 15 of the year immediately preceding the year during which such cost increase is scheduled to take effect. While the determination and calculation of the applicable cost per Loyalty Program Point and any increases in such cost remain in Licensor’s sole discretion, Licensor agrees to discuss any increases in the cost per Loyalty Program Point with Licensee and reasonably demonstrate to Licensee the basis and reasons for such increase (which Licensor may satisfy by providing any reasonable information).

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Section 7.6. Use of Loyalty Program Points. Licensee may use the Loyalty Program Points it purchases:

(a) to fulfill benefits related to the Licensed Vacation Ownership Business;

(b) as awards or incentives associated with the marketing or sale of the Licensed Vacation Ownership Properties;

(c) in connection with customer complaints or customer service responses; or

(d) for any other reason approved by Licensor in advance in writing.

Licensee may not resell or transfer Loyalty Program Points to any other Person or allow any Person (other than members of the Loyalty Program for end-use purposes) to do same.

Section 7.7. Conversion to Loyalty Program Points. Licensee can convert points associated with Licensee’s own point-based reservations and exchange system into Loyalty Program Points through a Licensed Exchange Program at a conversion rate to be determined by Licensee. Licensee’s members’ elections to convert such points to Loyalty Program Points will be irrevocable and irreversible. All costs and expenses associated with such point conversion shall be the sole responsibility of Licensee.

Section 7.8. Hilton Honors Elite Status. While the Loyalty Program status tier level or equivalent for owners at Licensed Vacation Ownership Properties remains at the sole discretion of Licensor, Licensor agrees that Licensee may continue to designate purchasers or owners of Licensed Vacation Ownership Properties as Silver, Gold, or Diamond Honors members, consistent with HGV’s past practices and numbers of status awards. With respect to Licensee increasing the scope of Hilton Honors statuses awarded by Licensee, including in connection with New Brand Properties or purchasers of a New Brand Offering, the Parties will negotiate in good faith an agreement setting forth the terms and conditions of such arrangements.

Section 7.9. Additional Discount Program. Licensor agrees to establish a discount program and use its commercially reasonable efforts to obtain participation from the owners of Licensor Lodging Properties under which owners of Licensed Vacation Ownership Properties (including New Brand Properties) will be entitled to a rate discount for stays at participating hotels within Licensor Lodging Properties and the Licensed System. Licensor will use reasonable efforts to obtain a discount in excess of the discount rate offered to then-current Loyalty Program members as part of such program. The Parties acknowledge that any and all such discounts will be subject to the availability and the discretion of the owners of such hotels, and will not be deemed a standing rate discount program. For the avoidance of doubt, Licensor may terminate any such discount program at any time in its sole discretion, provided that Licensor provide Licensee with reasonable notice of any such termination of a discount program and cooperate with Licensee to seek or pursue other potential similar discount programs in lieu thereof.

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ARTICLE VIII

OPERATIONS

Section 8.1. Licensee Operations, Brand Standards. At all times during the Term, Licensee will, at its sole expense, (i) operate the Licensed Vacation Ownership Business in strict compliance with all Standards and Agreements and all applicable Laws; (ii) obtain and maintain all approvals, permits, licenses and consents required for the operation of the Licensed Vacation Ownership Properties; and (iii) pay all Taxes relating thereto. Licensee acknowledges that, although Licensor provides the Standards and Agreements, Licensee has exclusive day-to-day control of the business and operation of the Licensed Vacation Ownership Business. Without limiting any obligations in this Agreement or the Standards and Agreements, Licensee shall, at its sole cost and expense, comply with its obligations set forth on Exhibit B of the Original Agreement.

Section 8.2. Employees. Licensee will employ sufficient and suitably qualified individuals with respect to the Licensed Vacation Ownership Business. Licensee will ensure that Licensee’s employees at all times comply with the Standards and Agreements.

Section 8.3. Management and Operation of the Projects.

(a) Licensee may subcontract or delegate its property-level, non-management functions with respect to Operating one or more Licensed Vacation Ownership Properties, such as housekeeping, security and maintenance to vendors without Licensor’s prior written consent, provided that such functions are delegated or subcontracted in accordance with the Brand Standards. Licensee may subcontract or delegate both property-level and management functions to (i) a Subsidiary without notice to or consent of Licensor or (ii) any other Person, with Licensor’s prior written consent not to be unreasonably withheld. Licensor hereby consents to the subcontracting and delegation agreements set forth on Exhibit L of the Original Agreement.

(b) Licensee shall require all sublicensees (and all Persons referenced in Section 8.3(a)) to agree in writing to abide by all terms herein relating to the Standards and Agreements and protection of the Licensed IP, and Licensee is liable to Licensor hereunder for any act or omission by a sublicensee or a Person referenced in Section 8.3(a) that would breach this Agreement if committed by Licensee. A Party may not license or authorize any Person (including Subsidiaries) to take any action that such Party is prohibited from doing under this Agreement, and each Party is liable hereunder for any action by a Subsidiary that would breach this Agreement if committed by such Party.

Section 8.4. Quality Assurance.

(a) Subject to any pre-existing third-party agreements prohibiting same, Licensor and its representatives have the right (but not the obligation) to enter the Licensed Vacation Ownership Properties at any time without notice or additional permission from Licensee to verify that Licensee is complying with this Agreement and the Standards and Agreements. Licensee shall provide commercially reasonable assistance to facilitate such inspections and promptly (or immediately, for material deficiencies or issues involving health or safety) take all actions necessary to correct any deficiencies found during any inspection. If Licensor is required to conduct more than one (1) inspection in any twelve (12) month period because of Licensee’s failure to comply with the Standards and Agreements or this Agreement, Licensee shall reimburse Licensor for the commercially reasonable out-of-pocket costs of such additional inspections. The results of such inspection are Licensor’s Confidential Information, and Licensor may use and disclose them for authorized business purposes.

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(b) Licensor’s representatives who travel to the Licensed Vacation Ownership Properties to perform design review, training, inspections, assistance or other services shall be permitted, subject to availability, to stay at the relevant Licensed Vacation Ownership Property and use its facilities (including commercially reasonable food and beverage consumption) without charge.

Section 8.5. Licensed HOAs Not Controlled By Licensee. If any Licensed HOA not Controlled by Licensee operates or maintains a Licensed Vacation Ownership Property in a manner that would constitute a Deflagging Event or an action set forth in Section 18.3 of this Agreement if committed by Licensee, Licensee shall promptly notify the Licensed HOA of such failure and request the same be cured within thirty (30) days. If such failure is not susceptible to being cured during such 30 day period, Licensee may extend such cure period for such additional periods as is reasonable under the circumstances if cure is being diligently pursued, and in no event will such period be more than one year from the date of the initial notice without Licensor’s prior written consent. If the Licensed HOA cannot effect cure within such time (or an extension thereof, which requires Licensor’s prior written consent, not to be unreasonably withheld), then Licensee shall immediately Deflag such Licensed Vacation Ownership Property, and the provisions of Section 18.1 shall apply.

Section 8.6. Employee Discounts. Licensor’s employees may stay at the Licensed Vacation Ownership Properties (and Licensee’s employees may stay at the Licensor Lodging Properties) for other business or non-business purposes at reduced rates (such rates also covering food and beverage costs), subject to the terms and conditions contained in the Employee Matters Agreement, dated as of the Original Agreement, among the Parties, PHRI and Hilton Domestic Operating Company Inc. (the “Employee Matters Agreement”). Licensee’s employees will continue to enjoy discounts consistent with Licensor’s then-current discount offers to its own employees for in-room amenities, and generally participate in any other then-current employee discounted travel programs offered by Licensor to its own employees, in accordance with the Standards and Agreements and the Employee Matters Agreement and subject to annual review by Licensor of such participation and payment by Licensee of any annual participation fees to be assessed by Licensor in its sole discretion. An employee of a Diamond Property will become eligible for the employee discounts described in this Section 8.6 at the time such Diamond Property is converted into a New Brand Licensed Vacation Ownership Property in accordance with Section 5.2. If Licensor so requests in writing, Licensor’s employees may enjoy discounts consistent with Licensee’s then-current discount offers to Licensee’s own employees to purchase units in Licensed Vacation Ownership Properties.

Section 8.7. Managers. Each Party shall give the other Party notice of one representative to act as such Party’s primary contact(s) with respect to the various performance areas and obligations in this Agreement. Each Party may change one or more of its primary contacts in accordance with the procedures set forth in Article XXIII. The Parties’ contacts shall fully cooperate to perform this Agreement and meet regularly or as needed.

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ARTICLE IX

LICENSEE OBLIGATIONS

Section 9.1. Lodging Business. During the Term and except as permitted in Section 5.9 and this Section 9.1, Licensee will not engage in the Lodging Business under any Trademark anywhere in the world.

Section 9.2. Hilton Competitors. Without Licensor’s prior written consent, Licensee may not:

(a) merge with or acquire direct or indirect Control of a (x) Hilton Competitor or (y) Vacation Ownership Business (in either an equity or asset acquisition) which has entered into an agreement for Operating activities with a Hilton Competitor;

(b) acquire direct or indirect Control of a Vacation Ownership Business together with a Lodging Business (in either an equity or asset acquisition); or

(c) be directly or indirectly acquired by, merged into or combined with any Person other than an Affiliate (in either an equity or asset transaction).

Any purported transaction in violation of this Section 9.2 shall be deemed null and void at the outset and of no force or effect.

Section 9.3. Acquisitions.

(a) Without Licensor’s prior written consent, Licensee may acquire direct or indirect Control of a business that is not a Vacation Ownership Business or Lodging Business (in either an equity or asset acquisition), and Licensee may (i) operate such new business as Separate Operations or (ii) use the Licensed IP in connection with such new business, subject to Licensor’s prior written consent.

(b) Without Licensor’s prior written consent, Licensee may acquire direct or indirect Control of Vacation Ownership Properties (in either an equity or asset acquisition) that have never been branded with any Hilton Marks, and Licensee may operate such Vacation Ownership Properties as (i) Separate Operations or (ii) new Licensed Vacation Ownership Properties, subject to all terms and conditions herein regarding same.

(c) Licensee will operate the Diamond Business as a Separate Operation; provided, however, that (i), if required by contracts in effect as of the Closing, Diamond Properties may be directly exchangeable or interchangeable with New Brand Licensed Vacation Ownership Properties (including through Exchange Programs owned or operated by Licensee or its Affiliates); and (ii) Licensee shall not be prohibited from holding the Diamond Business in a Subsidiary that uses the Licensed Marks as a corporate, trade, or d/b/a name. From and after the time at which a specific Diamond Property is approved for conversion to a New Brand Licensed Vacation Ownership Property pursuant to Section 5.2, Licensee will operate such property as a Licensed Vacation Ownership Property. Notwithstanding the foregoing, the Parties agree to use good faith efforts to discuss, cooperate, and develop a mutually acceptable plan to modify the scope of the “Separate Operation” in connection with the Integration. For the avoidance of doubt, if the Parties are unable to develop such a mutually acceptable plan, Licensee will continue to operate the Diamond Business as a Separate Operation.

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(d) Licensee may not rebrand or rename the legacy Diamond club using any Licensed Marks without Licensor’s prior written consent.

Section 9.4 New Products and Services. Licensee may develop or acquire products or services that are not in the Vacation Ownership Business but are substantially similar to products and services being offered at the time by other Persons who operate a business described in clause (i) of the definition of “Vacation Ownership Business” of quality similar to Licensee: (i) as Separate Operations or (ii) subject to Licensor’s prior written consent, as part of the Licensed Vacation Ownership Business.

Section 9.5. Advertising.

(a) Licensee shall, at its cost and expense, advertise and promote the Licensed Vacation Ownership Business, in all venues and media, in a first-class, dignified manner, in compliance with all Standards and Agreements and this Agreement. Licensee shall ensure that all advertising and promotional materials used in connection with the Licensed Vacation Ownership Business, in any form or media (“Marketing Content”) comply with all applicable Laws and the Standards and Agreements. Notwithstanding the foregoing, Licensee may continue to use all Marketing Content that Licensee has used prior to the Effective Date, to the extent such Marketing Content is consistent with the Standards and Agreements, and will not violate any Standards and Agreements by such use. Licensor has the right to review (on a periodic basis), and Licensee shall respond to Licensor’s commercially reasonable requests to submit to Licensor any new Marketing Content that differs materially from that used by Licensee as of the Effective Date. Licensee shall promptly revise or cease using any Marketing Content after it becomes aware (whether from notice from Licensor or otherwise) that it does not comply with this Agreement, the Standards and Agreements (subject to this Section 9.5(a)) or applicable Laws.

(b) The Parties will cooperate to facilitate advertising the Licensed Vacation Ownership Properties in Licensor’s distribution channels, and develop and exploit new Marketing Content and channels to support the Licensed Vacation Ownership Business, provided that, in each case, Licensor has sole discretion as to any specific advertising activities.

(c) The Parties will coordinate all marketing activities provided under this Agreement, including online demand generation, Internet keyword purchasing and email marketing (and future successors and equivalents of the foregoing), so as to prevent current and prospective customers from declining to receive marketing for Licensor and/or the Loyalty Program.

Section 9.6. Sponsorships/Partnerships.

(a) The Parties shall meet quarterly during the Term to discuss future Marketing Content and any sponsorship, marketing, endorsement or similar agreements (“Marketing Agreements”) for the Licensed Vacation Ownership Business between the Parties and their advertisers.

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(b) If Licensor wishes to enter into any Marketing Agreement on an exclusive basis, and such exclusivity would restrict the Licensed Vacation Ownership Business, Licensor shall notify Licensee (i) at the quarterly meeting or (ii) for time-sensitive matters, at least 30 days prior to executing same. In each case, Licensor shall consult with Licensee and in good faith consider Licensee’s comments with respect to such agreement; however, for the avoidance of doubt, nothing in this Section 9.6(b) shall give Licensee the right to block or delay any such exclusive marketing agreement. Licensor shall have the sole right to approve and execute any such exclusive Marketing Agreements that involve the Licensed Marks. However, should Licensor request Licensee participate in a marketing or similar agreement with respect to co-branded credit cards, and such arrangement includes a bounty fee or similar payment by the issuer for acquisitions at Licensee’s Vacation Ownership Properties, Licensee shall not be required to participate in such marketing activities unless Licensee receives a share of such payment.

(c) Licensee shall ensure that all marketing activities, Marketing Content and Marketing Agreements entered into in connection with the Licensed Vacation Ownership Business comply with all applicable Laws and the Standards and Agreements and, absent the prior written consent of Licensor, do not involve a Hilton Competitor. Licensee shall not use any of the Licensed Marks or participate in a Marketing Agreement that may subject Licensor to public ridicule, criticism or controversy or that may substantially tarnish Licensor’s goodwill.

(d) Licensee may continue to perform under all Marketing Agreements that Licensee has entered into in writing and made available to Licensor for review prior to the Effective Date. Licensor acknowledges that Licensee has prior to the Effective Date entered into certain Marketing Agreements or other arrangements designed to support the Licensed Exchange Program with Hilton Competitors, a list of which is attached as Exhibit M of the Original Agreement. Should Licensee desire to enter into a new Marketing Agreement or other arrangement with a Hilton Competitor, or materially expand the scope of such an existing arrangement, Licensee must first obtain Licensor’s prior written consent.

(e) Licensee may enter into new local Marketing Agreements and enterprise-wide Marketing Agreements at any time, subject to Licensor’s prior written approval for all enterprise-wide Marketing Agreements and any new local Marketing Agreement that differs materially from that used by Licensee as of the Effective Date. Licensee shall notify Licensor of all proposed new Marketing Agreements (i) at the quarterly meeting or (ii) for time-sensitive matters, at least 30 days prior to the signing date. Licensor shall not unreasonably withhold its approval for any Marketing Agreement that does not involve a Hilton Competitor. In each case, Licensee shall consult with Licensor and in good faith consider Licensor’s comments with respect to such agreement. Should Licensor determine, in its reasonable discretion, that a Marketing Agreement does not comply with this Agreement, the Standards and Agreements (subject to this Section 9.6(e)) or applicable Laws, then Licensor shall notify Licensee of same and Licensee shall terminate such Marketing Agreement. Licensee shall respond to Licensor’s reasonable requests to submit to Licensor any Marketing Content.

Section 9.7. Reservations. Licensee shall, at all times during the Term, participate in and use the Licensed System and honor all confirmed reservations referred to the Licensed Vacation Ownership Properties through the Licensed System.

Section 9.8. Diversion. Except as may be necessary in connection with the Integration and/or as set forth in Section 13.8, Licensee shall not divert any business from the Licensed Vacation Ownership Properties to any other facilities or products (except other Vacation Ownership Properties through an exchange program or facilities or products affiliated with Licensor, in each case, as approved by Licensor in its sole discretion).

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Section 9.9. Finances. Licensee shall have sole responsibility for all debts, liabilities, permits, Taxes and other financial obligations incurred in the operation of the Licensed Vacation Ownership Business, and make all such payments when due.

ARTICLE X

SYSTEMS

Section 10.1. Systems. Licensee shall maintain all Licensee Systems in connection with all Standards and Agreements.

ARTICLE XI

LICENSOR SERVICES

Section 11.1. Call Center Transfer Services. The Parties have executed the Marketing Services Agreement, effective as of the Effective Date, as amended by that certain Amendment No.1 thereto, dated as of May 1, 2018 (the “Marketing Services Agreement”), which has governed the transfer of Calls from Licensor to Licensee and related terms. The Marketing Services Agreement is being amended contemporaneously with this Agreement and shall continue to govern the transfer of Calls from Licensor to Licensee and related terms in accordance with the terms therein.

Section 11.2. Other Services. Licensor shall otherwise provide services to Licensee as set forth in all other Party Agreements.

ARTICLE XII

REPAIRS AND MAINTENANCE

Section 12.1. Repairs. Licensee shall ensure that all Licensed Vacation Ownership Properties are in good repairs and first-class condition and conform with applicable Laws and the Standards and Agreements.

ARTICLE XIII

INTELLECTUAL PROPERTY

Section 13.1. Ownership New Marks.

(a) Licensor, together with its Affiliates, is the sole owner of all Licensed IP, and Licensee will not file to register, register, patent, maintain or renew any of same. Licensee will not directly or indirectly attack, contest or otherwise challenge the validity, enforceability or ownership of any Licensed IP or Hilton Data. Notwithstanding the foregoing, if Licensee is deemed to be the owner of any Licensed IP (or own any rights in any Hilton Data), Licensee hereby assigns and agrees to assign to Licensor all of such rights in same. Unless Licensee has notified Licensor that it no longer requires the use of any Licensed Marks, Licensor shall continue to maintain and renew all Licensed Marks (and file and use Reasonable Best Efforts to prosecute until registration all new “Licensed Marks” approved hereunder), so long as Licensee reimburses Licensor for all commercially reasonable out-of-pocket costs incurred.

(b) Without limiting Section 13.1(a), Licensor agrees that Licensee may (i) serve as the administrative and technical contact for all domain names and social or mobile media registrations included in the Licensed Marks, provided that Licensor shall be the registrant of any such domain names (and social or mobile media registrations, if and to the extent the trademark owner is intended to be the registrant) and (ii) file to register corporate, trade, d/b/a and similar names containing the Licensed Marks, so long as any such registration does not modify or compromise Licensor’s ownership rights in the Licensed Marks.

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(c) If Licensee wishes to use a Licensed Mark in a country or jurisdiction for which it is not registered as of the Effective Date, it may notify Licensor of same. The Parties will cooperate to perform all necessary due diligence with respect to Licensee’s proposed use. Licensor shall not withhold its consent to any proposed new Trademark if the new Trademark, in Licensor’s good-faith judgment, would not reasonably be expected to harm or jeopardize the value, validity, reputation or goodwill of the Licensed Marks or subject Licensor to any risk of legal liability or an adverse Action anywhere in the world. Any new Trademark approved by Licensor hereunder shall be owned by Licensor and deemed to be a “Licensed Mark” hereunder.

Section 13.2. Licensee’s Use of Licensed IP.

(a) Licensee shall use all Licensed IP solely in compliance with applicable Laws and all Standards and Agreements. Licensee will use all notices and legends for the Licensed IP that are required by applicable Laws or reasonably requested by Licensor.

(b) Licensee acknowledges that Licensor may change the stylization, font or appearance of the Licensed Marks during the Term. Licensee must use the latest version of the Licensed Marks that Licensor has adopted for its own use, subject to a commercially reasonable transition period during which Licensee may engage in traditional “phase out” use of the prior version of the Licensed Marks.

(c) Licensee may use the Trademarks of third parties in connection with permitted marketing activities in the ordinary course of business in the Licensed Vacation Ownership Business, provided that, without Licensor’s prior written consent (whether provided in connection with the Parties’ marketing activities in Section 9.5 or Section 9.6 or otherwise), Licensee shall not use (i) the Licensed Marks with any other Trademark in such a manner so as to suggest (a) a co-branded, combined or composite Trademark or (b) that Licensor is affiliated with, endorses or sponsors the owner of such Trademark; or (ii) the Trademarks of any Hilton Competitor in the Licensed Vacation Ownership Business.

Section 13.3. Enforcement. If Licensee learns of any actual or threatened unauthorized use of the Licensed IP by any Person, Licensee shall promptly notify Licensor. Licensor, in its sole discretion, shall decide whether to commence an Action against such use. If Licensor elects not to bring an Action and such unauthorized use is materially impairing Licensee’s rights under this Agreement, Licensor shall not unreasonably refuse a request by Licensee to bring an Action in its own name. If Licensor refuses such a request, Licensee may not bring such an Action. If Licensor grants such a request, Licensor may participate in such Action with counsel of its own choice at its own expense. The Parties may also elect in their discretion to bring a joint Action. The Parties shall fully cooperate in any such Action brought in this Section 13.3. Absent a joint Action or later agreement to the contrary, the Party that brings any Action herein shall control its prosecution, pay all costs and expenses associated therewith and have the sole right to any and all damages, settlements and proceeds therefrom; provided that a Party shall not enter into any settlement or other agreement that would impose any liability or obligations or have any adverse effect upon on the other Party without its prior written consent, which consent shall not be unreasonably withheld. Licensee hereby agrees that this Section 13.3 limits its rights under applicable Laws to commence an Action against any Person’s unauthorized use of the Licensed IP, and hereby waives such rights, to the extent they conflict with this Section 13.3.

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Section 13.4. Credit Cards.

(a) Licensee may not enter into any agreement with a financial institution or any other Person to create a co-branded credit card or any co-branded alternative payment technology (e.g., Google Wallet) without Licensor’s prior written consent. Should Licensee establish Separate Operations, Licensee may co-brand a credit card or other payment alternative provided such co-branding does not include any Hilton Marks and is only utilized in connection with the Separate Operations.

(b) Licensee shall use the then-current Loyalty Program credit card designated by Licensor as the exclusive credit card issued for down payments, renewals or other fees in connection with Licensed Vacation Ownership Properties sold to residents of United States, and shall use commercially reasonable efforts to offer such Loyalty Program credit card as the exclusive credit card issued for down payments, renewals or other fees in connection with Licensed Vacation Ownership Properties sold to residents of Japan, and shall honor all nationally recognized credit cards and credit vouchers and enter into all necessary agreements with issuers therefor.

(c) Licensor acknowledges that the Diamond Business currently offers a loyalty credit card through a financial institution (the “Diamond Credit Card”). License will provide notice of intention not to renew the Diamond Credit Card as soon as possible after the Closing and in the interim will operate the Diamond Credit Card as a Separate Operation. If necessary, Licensor will use commercially reasonable efforts to negotiate with the issuer of the Designated Credit Card a waiver as may be needed to avoid any conflicts or breaches that may result from Licensee’s assumption of the existing Diamond Business and the related Diamond Credit Card in accordance with its terms. If such efforts to obtain a waiver are unsuccessful, Licensor will work in good faith with Licensee and the issuer of the Designated Credit Card to identify and implement changes to the operation of the Diamond Credit Card program that would minimize adverse effects on Licensee.

(d) Subject to the foregoing, Licensee will continue to be expressly prohibited from entering into any agreement with a financial institution or any other Person to create a co-branded credit card or any co-branded alternative payment technology without Licensor’s prior written consent.

ARTICLE XIV

CONFIDENTIALITY

Section 14.1. Confidential Information.

(a) Absent the prior written consent of the disclosing Party (the “Disclosing Party”), the receiving Party (the “Receiving Party”) shall not use any of the Disclosing Party’s Confidential Information other than as required to perform this Agreement or exercise its rights hereunder, and shall not disclose any such Confidential Information to any Person, other than to its Subsidiaries (but not including Licensee’s Subsidiaries engaged in Separate Operations,) and their respective employees and counsel (and Persons described in Section 8.3(a) who need to know it for such Party to perform under this Agreement

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(“Recipients”), subject to commercially reasonable confidentiality agreements or obligations of confidentiality (and the provisions of Section 14.2 for Hilton Data). Each Party shall protect the security of the other Party’s Confidential Information with the same measures it uses to protect its own most sensitive information, and shall use at least a commercially reasonable standard of care in this regard. Each Party is liable for any unauthorized use or disclosure of Confidential Information by it and its Recipients, and shall promptly notify the other Party about (and cooperate with the other Party to remediate) any instance of same.

(b) Confidential Information shall not include Information (other than Hilton Data, for which such exceptions do not apply) that: (i) was in the Receiving Party’s possession on a non-confidential basis prior to the time of disclosure to such Party by or on behalf of the Disclosing Party; (ii) was or becomes generally available to the public other than as a result of a disclosure by the Receiving Party or its Recipients; (iii) becomes available to such Party on a non-confidential basis from a source other than the Disclosing Party or its Recipients; (iv) was independently developed by the Receiving Party without the use of Confidential Information of the Disclosing Party; or (v) is required to be disclosed by applicable Laws, subpoena, legal process or document demand (or to enforce a Party’s rights under this Agreement), provided that the Receiving Party shall promptly inform the Disclosing Party of any such requirement, disclose no more Information than as required and cooperate with any efforts by the Disclosing Party to obtain a protective order or similar treatment.

Section 14.2. Data and Data Security.

(a) As between Licensor and Licensee, (i) Licensor is the owner of all Hilton Data and (ii) Licensee is the owner of all Licensee Data. Unless otherwise specified, to the extent that any data may fall within the definitions of both Hilton Data and Licensee Data, the use by a Party of such data shall be in accordance with the rights and restrictions applicable to data owned by such Party, without regard to the restrictions applicable to the same data to the extent owned by the other Party.

(b) Subject to all terms and conditions herein, including this Section 14.2(b), Licensor grants to Licensee during the Term a limited, nontransferable right to use the Hilton Data: (i) to engage in the promotion of the Licensed Vacation Ownership Business and (ii) for research and analysis in furtherance of Licensee’s internal business purposes, in each case solely in connection with Licensee’s operation of the Licensed Vacation Ownership Business. Except as otherwise expressly set forth herein, Licensee shall not use the Hilton Data (including in aggregate form) for any purpose. Without limiting the generality of the foregoing, in no event shall Hilton Data (including in aggregate form) be disclosed, sold, assigned, leased or otherwise provided to third parties (including any non-Subsidiary Licensee Parties and Separate Operations) by Licensee except as otherwise expressly permitted herein or with Licensor’s prior written consent. Notwithstanding the above rights, Licensor is not required to provide any Hilton Data to Licensee to the extent such provision would result in Licensor’s violation of any applicable Laws, Privacy Policies or Data Security Policies.

(c) Licensee’s Systems and Licensee’s use of Hilton Data, whether acquired, obtained or developed prior to or after the Effective Date shall at all times comply with: (i) this Agreement, all applicable Laws, the Standards and Agreements and best practices in the industry; and (ii) Licensee’s own Privacy Policies and Data Security Policies. Licensee shall provide to Licensor all of its policies and procedures with respect to the

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Licensee Systems as of the Effective Date and will not materially change same without Licensor’s prior written consent. Licensee may not share or disclose Hilton Data to any third party vendor, or agent of Licensee without Licensor’s prior written consent. Licensee shall ensure that its third-party vendors that operate, host or otherwise have access to Licensee Systems or Hilton Data also comply with the above applicable Laws, the Standards and Agreements, best practices in the industry and Licensor’s Privacy Policies and Data Security Policies, and in all agreements with such vendors, shall expressly (i) require such compliance and (ii) designate Licensor as a third-party beneficiary with the right to enforce such agreement directly against such vendor with respect to all Hilton Data or Licensed IP. Other than as permitted under this Agreement, Licensee will not have, claim or assert any right against or to such Hilton Data.

(d) Licensee will notify Licensor immediately following discovery of any actual, attempted, suspected or threatened or reasonably foreseeable circumstance that compromises, or could reasonably be expected to compromise, either physical security (including security at any facility housing Licensee Systems or relating to transportation of Licensee Systems or the physical media containing Licensor’s Confidential Information) or Systems security (including security control measures of Systems of any variety) of any Licensee Systems used in connection with the Licensed Vacation Ownership Business (or Systems interacting with same) in any manner that either does or could reasonably be expected to permit unauthorized processing, use, disclosure or acquisition of or access to any Licensee Systems, Hilton Data, or other Confidential Information of Licensor, or otherwise harm the Licensed Vacation Ownership Business or the reputation or goodwill of Licensor (a “Security Breach”). Licensee shall remedy any such breach at its own expense, in compliance with all applicable Laws and the Standards and Agreements, and a remediation plan approved by Licensor, and the Parties shall cooperate fully in all such remedial actions. Unless otherwise required by applicable Laws, Licensee shall not make any notifications to customers, members or the general public of any such Security Breach without Licensor’s prior written consent.

ARTICLE XV

ACCOUNTING AND REPORTS

Section 15.1. Maintenance of Records. Licensee, at its expense, will maintain and preserve for at least five (5) years (or, if longer, the period of time required by applicable Laws) after their creation or generation complete and accurate books, records and accounts for the Licensed Vacation Ownership Business, in accordance with United States Generally Accepted Accounting Principles, applicable Laws and the Standards and Agreements.

Section 15.2. Audit. During the Term and for three (3) years thereafter, Licensor and its representatives have the right, at any time, upon commercially reasonable notice to Licensee and at Licensor’s cost, to examine, copy and audit all Information of Licensee for the past five (5) years preceding as is required to ensure that Licensee complies with this Agreement. Licensee will fully cooperate with any such audit. If an examination or audit reveals that Licensee has underpaid Licensor, Licensee will promptly pay to Licensor the amount underpaid plus interest. If the underpayment is five (5%) or more for the period being audited, Licensee will reimburse Licensor for all commercially reasonable costs and expenses connected with the audit. If the examination or audit establishes a pattern of underreporting, Licensor may require that the financial reports due hereunder be audited by an internationally recognized independent accounting firm.

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Section 15.3. Royalty and Fee Reporting. During the Term and Tail Period, and for a period of at least one (1) year thereafter, Licensee agrees that it shall, at Licensee’s expense, maintain accurate and complete records with respect to the basis upon which the Royalties and fees are calculated under this Agreement. Upon reasonable advance notice to Licensee, such records shall be open for inspection by representatives of Licensor during Licensee’s regular business hours. Licensor has the right to inspect the records of all Licensee Parties to the extent that such records are relevant to how the Royalties and fees were calculated under this Agreement.

ARTICLE XVI

INDEMNIFICATION: INSURANCE

Section 16.1. Indemnification.

(a) Licensee shall indemnify, defend at its expense and hold harmless Licensor and its Subsidiaries and their respective officers, directors, agents, employees and representatives (“Related Parties”) from and against any and all losses, costs, liabilities, damages, judgments, settlements, fees, claims, demands and expenses (including commercially reasonable attorneys’ fees and costs of suit) (“Losses”) resulting from (i) third-party claims based upon (w) Licensee’s breach of this Agreement or any representation, warranty or covenant herein, (x) the operation of its Vacation Ownership Business, and all acts and omissions in connection therewith, (y) Licensee’s use of or access to the Licensed IP or Hilton Data other than as expressly authorized herein and (z) Licensor’s use as authorized herein of any content provided by Licensee under Section 1.2 and/or (ii) claims based upon any Security Breach or any unauthorized use, processing or disclosure of any Hilton Data.

(b) Licensor shall indemnify, defend at its expense and hold harmless Licensee and its Subsidiaries and their Related Parties from and against all Losses resulting from third-party claims based upon (i) Licensor’s breach of this Agreement or any representation, warranty or covenant herein, (ii) Licensor and its Subsidiaries’ operation of their businesses, and all of their acts and omissions in connection therewith or (iii) Licensee’s use of the Licensed IP as expressly authorized herein.

(c) A Party receiving notice of an indemnified claim herein shall promptly notify the other Party. The indemnified Party may, at its expense, employ separate counsel and participate in (but not control) the defense, compromise or settlement of such claim, and shall fully cooperate with the indemnifying Party in connection therewith. Neither Party shall settle or compromise an indemnified claim in any manner that adversely affects the other Party without its prior written consent.

Section 16.2. Insurance Policies. Licensee shall obtain and maintain at all times during the Term and thereafter, to the extent any such policies require coverage at the time a claim is made (unless such requirement is waived pursuant to Licensor’s prior written consent), insurance of the following types:

(a) Commercial General Liability Insurance including coverage for premises and operations, contractual liability, bodily injury, personal injury, advertising injury, property damage, innkeeper’s liability and liquor liability if applicable with a minimum policy limit of $25,000,000 USD per occurrence.

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(b) Business Automobile Liability Insurance with coverage for any auto or vehicle whether owned, non-owned, hired, leased or otherwise used in the performance of this Agreement with limits of $25,000,000 USD combined single limit each accident.

(c) Crime, Employee Dishonesty Insurance with coverage for loss arising out of or in connection with any fraudulent or dishonest acts committed by the employees, acting alone or in collusion with others, in an amount of at least $2,000,000 USD.

(d) Employment Practice Liability Insurance shall be obtained in an amount no less than $1,000,000 USD. Such insurance shall include coverage for “mass”/class action multi-party claims, and shall specifically amend the definition of “Employer” to include both “Owner” and “Manager,” regardless of who is the statutory employer.

(e) Property Damage and Business Interruption Insurance as follows:

(i) Property Damage and Business Interruption insurance on a special causes of loss policy form (“all-risk”), covering one hundred percent (100%) of the insurable replacement value of the building and its contents, and for full recovery of the net profits and continuing expenses for the property (including rental value and franchise fees) for a twelve (12) month period must be carried. The policy must include coverage for the peril of windstorm, earthquake, and flood with limits as close to replacement cost of the building as is available at commercially reasonable prices. Limits below full replacement cost should be based on a professional study probable maximum loss.

(ii) Broad form Boiler and Machinery Insurance, including business interruption coverage, against loss from accidental damage to, or from the explosion of, boilers, air conditioning systems, including refrigeration and heating apparatus, pressure vessels and pressure pipes in an amount equal to one hundred percent (100%) of the actual replacement value of such items plus full recovery of the net profits and continuing expenses of the property.

(iii) Terrorism Insurance coverage for both first party damage and third party liability either stand-alone, through a government operated or mandated pool, or as part of the General Liability coverage and the Property Damage and Business Interruption coverage.

(f) Workers’ Compensation Insurance per applicable Laws and Employers Liability insurance with a limit not less than $1,000,000 USD each accident for bodily injury, $100,000,000 USD each employee for bodily injury by disease, and $1,000,000 USD policy limit for disease.

(g) Cyber Liability Insurance, including but not limited to coverage for privacy and network security liability: 1st and 3rd party liability, wrongful disclosure of data, breach of security, downtown, identification theft, credit monitoring service and with a minimum policy limit of $3,500,000 USD each occurrence of claim.

(h) Upon sixty (60) days written notice, such other insurance in such amounts as Licensor may reasonably request against such other insurable hazards common in the industry, taking into account the changing circumstances in the law and insurance marketplace.

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Section 16.3. Insurance Requirements.

(a) Licensee shall purchase the insurance in Section 16.2 solely from insurance companies with a financial rating acceptable to Licensor, which shall be no less than A—WI if rated by the company A.M. Best. Licensee shall provide evidence to Licensor via certificate (initial coverage, renewal or change in limits) by fax, email or upload to Licensor (or Licensor’s external partner as indicated by Licensor to Licensee) of its compliance with Section 16.2 and Section 16.3 herein.

(b) With the exception of Boiler & Machinery and Workers’ Compensation, all insurance policies must name Licensor and its Affiliates and their respective past and current employees, officers and directors as additional insureds. Licensor shall cause all policies to be endorsed to be primary insurance with no recourse to, or contribution from, other similar insurance, if any, which may be carried by Licensor or its Affiliates.

(c) Requests by Licensee to modify requirements for Earthquake, Flood, Windstorm or Terrorism may be submitted to Licensor’s “Risk Management” division for consideration. Guidelines for such requests may be requested from RiskManagement@hilton.com.

(d) If Licensee breaches its obligations under Section 16.2 or Section 16.3, Licensor may (but is not obligated to) obtain and maintain insurance to remedy such breach without notifying Licensee, and Licensee shall immediately reimburse Licensor for all costs and premiums in this regard.

Section 16.4. Licensee’s Obligations. Licensor makes no representation, implied or express, that the foregoing insurance requirements are adequate to protect Licensee from its potential liability relating to this Agreement or the Licensed Vacation Ownership Business. The insurance coverage requirements do not limit Licensee’s indemnification or other liabilities to Licensor under this Agreement. Any failure of Licensor to demand evidence of compliance by Licensee with Section 16.2 or Section 16.3 shall not be construed as a waiver of Licensee’s obligations.

Section 16.5. Contribution. If a Party’s indemnification obligations herein are unavailable, unenforceable or insufficient to indemnify, hold harmless and defend the indemnified Party and its Related Parties from an indemnified claim herein, the indemnifying Party will, to the fullest extent permitted by applicable Laws, contribute to the Losses of any indemnified parties for an indemnified claim, in proportion to the relative fault of the indemnifying Party in relation to such claim.

ARTICLE XVII

TRANSFERS

Section 17.1. By Licensee. Without the prior written consent of Licensor, Licensee cannot assign, mortgage or pledge its rights under this Agreement, in whole or in part, to any Person other than an assignment of this Agreement in its entirety to an Affiliate, solely as part of an internal reorganization for tax or administrative purposes, and solely if (i) Licensee guarantees the performance of such Affiliate thereafter and (ii) the assignee is the ultimate parent entity in Licensee’s organization or otherwise has the power to control the actions of all of Licensee’s Affiliates receiving the benefit of this Agreement. For clarity, this

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Agreement shall be construed as an agreement for the personal services of Licensee in its current form as a non-bankrupt entity, and Licensee may not assume this Agreement (or assign this Agreement to any other Person, including an Affiliate) in bankruptcy without Licensor’s prior written consent. Without the prior written consent of Licensor, Licensee shall not permit a tax sale, seizure, security interest, lien, mortgage or encumbrance or attachment to occur with respect to any Licensed Vacation Ownership Property.

Section 17.2. By Licensor. Licensor may assign this Agreement, in whole or in part, in its discretion, provided that any successor or acquirer must assume in writing all of Licensor’s obligations hereunder. Licensor may delegate its obligations herein to any Person, provided that Licensor is obligated hereunder for such Person’s acts or omissions.

Section 17.3. By Either Party. Any purported assignment, sublicense, acquisition or other transaction with a third party in violation of any provision of this Agreement shall be null and void at the outset. In the event of a permitted assignment hereunder, this Agreement will be binding upon and inure to the benefit of the Parties’ permitted successors or assigns.

ARTICLE XVIII

BREACH, DEFAULT, AND REMEDIES

Section 18.1. Deflagging. Upon the occurrence of any of the events below (each a “Deflagging Event”), without limiting its other rights and remedies herein, Licensor has the right to require Licensee to Deflag the applicable Licensed Vacation Ownership Property and terminate access to or use of all Licensed IP, Hilton Data and Loyalty Program by the applicable Licensed Vacation Ownership Property, whether or not it is Controlled by an HOA or Controlled by Licensee (the “Deflagged Property”), and Licensor may exercise the applicable remedy as set forth below:

(a) If execution is levied against any Licensed Vacation Ownership Property in connection with a final, non-appealable judgment for the payment of an amount in excess of $10,000,000 USD (as adjusted annually after the Effective Date by the CPI Adjustment), or a suit to foreclose any lien, mortgage or security interest (except for foreclosures with respect to consumer financing and mechanics liens that are placed on such Licensed Vacation Ownership Property in the ordinary course of business) on such Licensed Vacation Ownership Property or any property necessary for the operation of such Licensed Vacation Ownership Property in accordance with Standards and Agreements, is initiated and not vacated within ninety (90) days, then Licensor may issue of notice of breach to Licensee with respect to such Licensed Vacation Ownership Property. Licensee shall have thirty (30) days following notice of breach to post a bond or provide other financial assurances reasonably acceptable to Licensor that such Licensed Vacation Ownership Property can continue to operate as part of the Licensed Vacation Ownership Business in accordance with this Agreement. Licensee’s failure to obtain such bond or provide adequate financial assurances is a Deflagging Event and Licensor may Deflag such Licensed Vacation Ownership Property immediately upon notice to Licensee.

(b) An on-going threat or danger to public health or safety occurs at any Licensed Vacation Ownership Property, and such occurrence has or is reasonably expected to have a substantial, material and adverse effect on such Licensed Vacation Ownership Property, Licensor, the Licensed IP or any goodwill associated therewith, Licensee will notify Licensor of the threat or danger and Licensee will provide Licensor with a plan to address such threat or danger in a manner reasonably acceptable to Licensor, which plan may

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include proposed arrangements to accommodate guests at alternative lodging facilities. Depending on the severity of such threat or danger, Licensor may suspend or remove such Licensed Vacation Ownership Property from the Licensed IP, Hilton Data and Loyalty Program until resolution of the threat or danger. If the threat or danger to public health or safety is not eliminated within six (6) months and Licensee fails to develop a plan to address such threat or danger in a manner reasonably acceptable to Licensor, it shall be a Deflagging Event and Licensor may Deflag such Licensed Vacation Ownership Property, immediately upon notice to Licensee.

(c) Except where the failure to meet the applicable thresholds for performance under the quality assurance audit system at such Licensed Vacation Ownership Property is directly a result of Licensor’s actions or inactions with respect to the provision of management services or shared services at such Licensed Vacation Ownership Property, it shall be a Deflagging Event if Licensed Vacation Ownership Property fails to achieve the thresholds of performance established by the Licensor’s quality assurance audit system and such failure has not been cured within the applicable cure period under the quality assurance audit system which shall not be less than thirty (30) days. If Licensee fails to cure or enter into a remediation arrangement with Licensor within ninety (90) days following the date of the Deflagging Event, or fails to improve the performance of such Licensed Vacation Ownership Property in accordance with the remediation arrangement, Licensor may Deflag such Licensed Vacation Ownership Property, immediately upon notice to Licensee.

(d) If any Licensed Vacation Ownership Property is not Operated in compliance with the Standards and Agreements and this Agreement, Licensor may issue a notice of breach to Licensee with respect to such Licensed Vacation Ownership Property. If Licensee fails to cure the breach within the time period specified in the notice, which shall not be less than thirty (30) days, it shall be a Deflagging Event. If Licensee fails to cure or enter into a remediation arrangement with Licensor within sixty (60) days following the date of the Deflagging Event, or fails to improve the performance of such Licensed Vacation Ownership Property in accordance with the remediation arrangement, Licensor may Deflag such Licensed Vacation Ownership Property, immediately upon notice to Licensee.

(e) Any Deflagging Event shall not affect the rights of the other Licensed Vacation Ownership Properties hereunder. Upon notice from Licensor of Deflagging, Licensee shall notify the Deflagged Property within 30 days, and starting from the date of Deflagging, Licensee will comply with the terms of Section 19.1 with respect to such property. If Licensee then wishes to continue to operate the Deflagged Property, Licensee may operate it solely as a Separate Operation. This Section 18.1 is cumulative with, and shall not limit Licensor’s rights under Section 18.3.

(f) If Licensee fails to operate any sales facility or member service center, each case related to the Licensed Vacation Ownership Business, in compliance with the Standards and Agreements or this Agreement, then Licensor may issue a notice of breach with respect to such failure. If Licensee fails to remedy within thirty (30) days of such notice, then Licensor may require Licensee to close such sales facility or member service center or cease to operate such sales facility or member service center as part of the Licensed Vacation Ownership Business.

(g) Upon the occurrence of a Deflagging Event, without limiting its other rights and remedies herein, Licensee shall not develop new phases of such Licensed Vacation Ownership Property as determined by Licensor its sole discretion until the breach is cured.

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Section 18.2. Termination by Licensor for Bankruptcy by Licensee. Licensor may immediately terminate this Agreement, effective upon notice to the Licensee, if Licensee dissolves, liquidates, ceases business operations (excluding a merger into another entity that continues such operations thereafter), becomes insolvent, generally does not pay its debts as they become due or files a voluntary petition (or consents to an involuntary petition) or an involuntary petition is filed and is not dismissed within sixty (60) days under any bankruptcy, insolvency or similar Laws.

Section 18.3. Termination by Licensor For Breach by Licensee. Licensor may immediately terminate this Agreement in its entirety, effective upon notice to Licensee, if at any time during the Term:

(a) (i) 25% or more of the Licensed Vacation Ownership Properties are failing the performance thresholds of Licensor’s then-current quality assurance system for Vacation Ownership Properties or (ii) Licensee’s overall customer satisfaction score for all Licensed Vacation Ownership Properties is less than 60, and in each case of (i) and (ii), such failure has not been cured within the applicable cure period under the quality assurance or customer satisfaction audit system, which shall not be less than thirty (30) days or (iii) Licensee fails to operate any Licensed Vacation Ownership Property in compliance with this Agreement or the Standards and Agreements, or otherwise breaches any of the foregoing, and such failure or breach has a material adverse effect on the business, goodwill, operations, assets, liabilities (actual or contingent) or financial condition of Licensor and its Subsidiaries, taken as a whole;

(b) Licensee timely fails to pay any amounts due herein in excess of (i) $5 million USD (as adjusted annually after the Effective Date by the CPI, or its equivalent, if the CPI is unavailable, the “CPI Adjustment”) and does not cure such payment within fifteen (15) days or (ii) $3 million USD (subject to the CPI Adjustment) two (2) or more times within any twenty-four (24) month period;

(c) A threat or danger to public health or safety occurs at any Licensed Vacation Ownership Property, and such occurrence has a material adverse effect on the business, goodwill, operations, assets, liabilities (actual or contingent) or financial condition of Licensor and its Subsidiaries, taken as a whole;

(d) Licensee directly or indirectly becomes an Affiliate of a Person who is (i) (x) owned or Controlled by, or is acting on behalf of any Governmental Entity of any country that is subject to comprehensive U.S. sanctions in force; (y) located in, organized under the laws of or ordinarily resident in any such country; or (c) identified by any Governmental Entity as a person with whom dealings and transactions by Licensee are prohibited or restricted or (ii) a Hilton Competitor, unless the Hilton Competitor’s Vacation Ownership Business is managed thereafter as a Separate Operation;

(e) Licensee breaches Section 9.2 (without giving effect to the provisions therein that would render any breaching transaction null and void) or Section 9.3; or

(f) Licensee (i) contests in any Action Licensor’s ownership or the validity of the Licensed IP or Hilton Data or assists any other Person to do same; (ii) assigns this Agreement in violation of Section 17.1 (without giving effect to the provisions in Section 17.3 that would render such assignment null and void); (iii) intentionally submits false information or maintains false records or books with respect to its payment obligations herein; (iv) has a senior executive or board member that is convicted of a felony (or any other crime that is reasonably likely to harm Licensor, the Licensed Marks or their goodwill); or (v) is the subject of publicly disclosed information that harms any licenses or permits held by Licensor or its Subsidiaries or their stature with any Governmental Entity.

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Section 18.4. Termination of Corporate Name Rights. Licensee’s license to use the Licensed Marks as a trade, corporate, d/b/a or similar name shall terminate automatically if: (x) the aggregate number of units of accommodation in the Licensed Vacation Ownership Business falls below two-thirds of the total number of units of accommodation in Licensee’s entire Vacation Ownership Business; provided, that, for the purposes of the foregoing, Licensee’s license shall not automatically terminate during the Integration Period solely as a result of, or in connection with, the acquisition of Diamond Properties and related Vacation Ownership Business of Diamond in the Merger (and after the Integration Period, Licensee’s license will again be subject to termination in accordance with this Section 18.4(x)); (y) if Licensee, directly or indirectly, merges with or into or acquires Control of the assets of Marriott International, Inc., Marriott Vacations Worldwide Corporation, Hyatt Hotels Corporation, Wyndham Hotels and Resorts, Inc., Travel + Leisure, Inc. (f/k/a Wyndham Destinations, Inc.), or their respective Affiliates and Licensee or any such other Person uses the brands of such Persons in any business after such acquisition or (z) Licensee becomes an Affiliate of a Hilton Competitor, in each case regardless of whether the Licensed Vacation Ownership Business is operated as a Separate Operation.

Section 18.5. Suspension. Upon a default under Section 18.3(a) or Section 18.3(c), without limiting its other rights and remedies herein, Licensor has the right to (i) suspend Licensee’s access to and use of all Licensed IP and/or Hilton Data (other than the Licensed Marks and Licensed Content) until such breach is cured.

Section 18.6. Cure Period for Breaches in connection with the Transaction.

Notwithstanding anything to the contrary in this Agreement, to the extent that any Integration of any part of the Diamond Business or the Diamond Properties into Licensee’s business, including the Diamond Properties Conversion, would cause or result in any violation, conflict, inconsistency, or breach of any of the provisions contained in this Agreement, Licensee shall notify Licensor promptly upon the discovery of the same. Thereafter, the Parties agree to cooperate reasonably so as to allow Licensee to take all reasonably necessary steps to resolve such violation, conflict, inconsistency, or breach; provided, that, Licensee shall have up to twelve (12) months from the date of such notification to take all reasonably necessary steps to resolve such violation, conflict, inconsistency, or breach; provided, further, that in no event shall the total period of time to resolve all such violations, conflicts, inconsistencies, and breaches extend beyond the date that is twenty-four (24) months from the Closing (“Cure Period End Date”). Notwithstanding the foregoing, (a) nothing in the foregoing will prohibit Licensor from exercising its deflagging rights under Section 18.1 with respect to a Diamond Property that has converted to a New Brand Licensed Vacation Ownership Property in accordance with Section 5.2; and (b) this Section 18.6 shall not apply to event, circumstance, or condition that (i) constitutes a violation, conflict, inconsistency, or breach of this Agreement and (ii) has a material adverse effect on the business, goodwill, operations, assets, liabilities (actual or contingent) or financial condition of Licensor and its Subsidiaries, taken as a whole.

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ARTICLE XIX

POST TERMINATION OBLIGATIONS

Section 19.1. After Termination. On termination or expiration of this Agreement, Licensee will:

(a) within 10 days, pay all sums due and owing to Licensor, including all costs and expenses incurred by Licensor in obtaining injunctive relief in connection with the enforcement of this Agreement;

(b) cease using (and at Licensor’s option, securely destroy or return when applicable) the Licensed IP and Hilton Data according to the following deadlines:

(i) immediately, cease creating new advertising, marketing and promotional materials in any form or media that contain the Licensed Marks;

(ii) immediately, cease all access to and use of Licensor’s Confidential Information;

(iii) within 10 days, cease all access to the Licensed System;

(iv) within 10 days, at Licensor’s option, securely destroy or return to Licensor all of Licensor’s Confidential Information;

(v) within 20 days, delete all uses of Licensed Marks from all websites, social and mobile media and other digital or electronic venues in Licensee’s possession or control and establish Licensor’s designated employees as all contact names on any registrations or reservations for domain names, social, mobile media and similar identifiers;

(vi) within 30 days, file to change or transfer to Licensor, at Licensor’s option, all corporate, trade and d/b/a names and vanity telephone numbers to names (or numbers corresponding to names) that do not contain any Licensed Marks;

(vii) within 60 days, cease using all Licensed Content in digital or electronic media;

(viii) within 6 months, cease using all business cards, stationery, brochures, portable signage and all other printed matter and collateral that is visible to the public and bears the Licensed Marks;

(ix) within 1 year, remove the Licensed Marks from all motor vehicles and large outdoor signage; and

(x) in the next replacement cycle, cease using all internal office collateral that is not visible to the public and bears the Licensed Marks.

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Section 19.2. Liquidated Damages. Each Party agrees that the termination of this Agreement due to the fault of Licensee will cause substantial damage to Licensor, and without limiting Licensor’s right to seek injunctive or equitable relief, Licensor may in its sole discretion elect to receive, in lieu of actual damages, a payment of liquidated damages not as a penalty, but as a commercially reasonable estimate of the minimum just and fair compensation for its lost profits and/or direct damages. If Licensor so elects, such liquidated damages will be due thirty (30) days following any termination of this Agreement and shall be an amount equal to the net present value as of the termination date of all unpaid Royalties and fees under Article III that Licensor expected (had Licensee not breached) to collect for the remainder of the Term. A discount rate of 8% shall be used to determine the net present value.

Section 19.3. Cross-Default. Upon termination of this Agreement, all Standards and Agreements shall automatically terminate.

Section 19.4. Survival. Section 1.1(b), Article III (for fees accruing prior to termination date), Section 4.2, Section 13.1, Section 14.1, Section 14.2(a), Section 15.1—Section 15.3, Section 16.1 and Section 16.5, Article XIX and Article XXI—Article XXV shall survive the expiration or termination of this Agreement.

ARTICLE XX

COMPLIANCE WITH LAWS

Section 20.1. Applicable Laws. At all times during the Term, Licensee will (i) at its sole expense, operate the Licensed Vacation Ownership Business in strict compliance with all applicable Laws and (ii) subject to reimbursement by Licensor for its commercially reasonable out-of-pocket costs, provide Licensor with all information relating to the Licensed Vacation Ownership Business that is necessary or desirable to allow Licensor to comply with all applicable Laws.

Section 20.2. Notice of Events.

(a) Licensee shall promptly provide to Licensor all Information Licensor reasonably requests about Licensee and its Subsidiaries (including its and their respective beneficial owners, officers, directors, shareholders, partners or members) and/or the Licensed Vacation Ownership Business and the Licensed Vacation Ownership Properties;

(b) Licensee shall give Licensor notice within ten (10) business days of (i) any occurrence that reasonably could materially adversely affect any Licensed Vacation Ownership Property, the Licensed Vacation Ownership Business or the financial condition of Licensee, (ii) any communication from a Governmental Entity alleging that the Licensed Vacation Ownership Business (or Licensee’s

(c) Operating of same) fails to comply with any Laws, or that may materially adversely affect the Operation or financial condition of Licensee or the Licensed Vacation Ownership Business or (iii) any potential or pending Action of which Licensee becomes aware (x) that names Licensor or its Subsidiaries, the Licensed IP or Hilton Data, (y) that would be reasonably likely to have a material adverse effect on the Licensed Vacation Ownership Business, the Licensed IP or Hilton Data or (z) with respect to which the amount in controversy relating to the Licensed Vacation Ownership Business exceeds five million dollars ($5,000,000 USD).

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ARTICLE XXI

RELATIONSHIP OF PARTIES

Section 21.1. Consent Standard. Any consent or approval given under this Agreement may be given or withheld by a Party in its sole discretion, unless otherwise specified.

Section 21.2. Independent Contractor. The Parties are independent contractors, and nothing in this Agreement is intended to constitute or deem either Party as an agent, legal representative, fiduciary, subsidiary, joint venturer, partner, manager, employee or servant of the other Party for any purpose, provided that Licensor may act on Licensee’s behalf as Licensee’s agent for purposes of booking reservations at any Licensed Vacation Ownership Property. Nothing in this Agreement authorizes either Party to make, provide, or enter into any contract, agreement, warranty or representation on the other Party’s behalf or to incur any debt or other obligation in the other Party’s name.

ARTICLE XXII

GOVERNING LAW/DISPUTE RESOLUTION

Section 22.1. Governing Law. This Agreement shall be governed by and construed in accordance with the Laws of the State of New York without reference to any choice-of-law or conflicts of law principles that would result in the application of the laws of a different jurisdiction.

Section 22.2. Negotiation. In the event of a dispute arising out of or in connection with this Agreement (including its interpretation, performance or validity) (collectively, “Agreement Disputes”), the general counsels of the relevant Parties (or such other individuals designated thereby) shall negotiate for a maximum of 21 days (or a mutually-agreed extension) (such period of days, the “Negotiation Period”) from the time of receipt by a Party of written notice of such Agreement Dispute. The relevant Parties shall not assert the defenses of statute of limitations and laches for any delays arising due to the procedures in Sections 22.2 or 22.3.

Section 22.3. Mediation. If the Parties have not timely resolved the Agreement Dispute under Section 22.2, the Parties agree to submit the Agreement Dispute within to mediation no later than 10 days following the end of the Negotiation Period, with such mediation to be conducted in accordance with the Mediation Procedure of the International Institute for Conflict Prevention and Resolution (“CPR”). The Parties to the Agreement Dispute agree to bear equally the CPR and mediator’s costs. The Parties agree to participate in good faith in the mediation for a maximum of 14 days (or a mutually agreed extension). If the Parties have not timely resolved the Agreement Dispute pursuant to this Section 22.3, either Party may then bring an action in accordance with Sections 22.4 and 22.5 herein.

Section 22.4. Consent to Jurisdiction. Each Party irrevocably submits to the exclusive jurisdiction of (a) the Court of Chancery of the State of Delaware or (b) if such court does not have subject matter jurisdiction, any other state or federal court located within the County of New Castle in the State of Delaware, to resolve any Agreement Dispute that is not resolved pursuant to Sections 22.2 or 22.3. Any judgment of such court may be enforced by any court of competent jurisdiction. Further, notwithstanding Sections 22.2 and 22.3, either Party may apply to the above courts set forth in Section 22.4(a) & 22.4(b) above for a temporary restraining order or similar emergency relief during the process set forth in

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Sections 22.2 and 22.3. Each of the Parties agrees that service by U.S. registered mail to such Party’s respective address set forth above shall be effective service of process for any of the above Actions and irrevocably and unconditionally waives any objection to the laying of venue of any Action in accordance with this Section 22.4. Nothing in this Section 22.4 shall limit or restrict the Parties from agreeing to arbitrate any Agreement Dispute pursuant to mutually-agreed procedures.

Section 22.5. Waiver of Jury Trial. EACH OF THE PARTIES HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY ACTION ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, INCLUDING ANY AGREEMENT DISPUTE.

Section 22.6. Confidentiality. All information and communications between the Parties relating to an Agreement Dispute and/or under the procedures in Sections 22.2 and 22.3 shall be considered “Confidential Information” under Article XIV herein.

Section 22.7. Continuity of Performance. Unless otherwise agreed in writing, the Parties shall continue to perform under this Agreement during the course of dispute resolution under this Article XXII with respect to all matters not subject thereto.

ARTICLE XXIII

NOTICES

All notices under this Agreement shall be in English, in writing and given or made by delivery in person, by overnight courier service, by facsimile with receipt confirmed (followed by delivery of an original via overnight courier service) or by registered or certified mail (postage prepaid, return receipt requested) to the respective Parties at the following addresses (or at such other address for a Party as shall be specified in a notice given in accordance with this Article XXIII):

To Licensor:

Hilton Worldwide Holdings Inc.

7930 Jones Branch Drive, Suite 1100

McLean, Virginia 22102

Attn: General Counsel

Facsimile: (703) 883-6188

To Licensee:

Hilton Grand Vacations Inc.

6355 MetroWest Boulevard, Suite 180

Orlando, Florida 32835

Attn: General Counsel

Facsimile: (407) 722-3776

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ARTICLE XXIV

MISCELLANEOUS

Section 24.1. Complete Agreement; Construction. This Agreement, including the Exhibits, shall constitute the entire agreement between the Parties with respect to the subject matter hereof and shall supersede all previous negotiations, commitments, course of dealings and writings with respect to such subject matter.

Section 24.2. Counterparts. This Agreement may be executed in more than one counterpart, all of which shall be considered one and the same agreement, and shall become effective when one or more such counterparts have been signed by each of the Parties and delivered to the other Parties. Facsimile or PDF signature shall serve as originals for purposes of binding the Parties hereto.

Section 24.3. Amendment. This Agreement may not be modified or waived in whole or in part except by an agreement in writing signed by Licensor and Licensee.

Section 24.4. Third Party Beneficiaries. This Agreement is solely for the benefit of the Parties and should not be deemed to confer upon third parties any remedy, claim, liability, reimbursement, claim of action or other right in excess of those existing without reference to this Agreement.

Section 24.5. Title and Headings. Titles and headings to sections herein are inserted for the convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

Section 24.6. Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby, and such provision shall be interpreted to fullest extent possible consistent with the Parties’ intent. Further, the Parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 24.7. Interpretation. The Parties have participated jointly in the negotiation and drafting of this Agreement. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the Party drafting or causing any instrument to be drafted.

Section 24.8. No Waiver. No failure to exercise and no delay in exercising, on the part of any Party, any right, remedy, power or privilege hereunder shall operate as a waiver hereof or thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

Section 24.9. Cumulative Remedies. No right or remedy conferred upon or reserved to Licensor or Licensee by this Agreement is intended to be, nor will be, deemed exclusive of any other right or remedy herein or by law or equity provided or permitted, but each will be cumulative of every other right or remedy.

Section 24.10. Force Majeure. Neither Party (or any Person acting on its behalf) shall have any liability or responsibility for failure to fulfill any obligation (other than a payment obligation or Licensee’s obligations under Article XIV) under this Agreement (which is an “Ancillary Agreement” as defined in the Distribution Agreement), so long as and to the extent to which the fulfillment of such obligation is prevented, frustrated, hindered or delayed as a consequence of circumstances of Force Majeure. A Party claiming the benefit of this provision shall, as soon as reasonably practicable after the occurrence of any such event: (a) notify the other Party of the nature and extent of any such Force Majeure condition and (b) use due diligence to remove any such causes and resume performance under this Agreement as soon as feasible.

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ARTICLE XXV

WARRANTIES

Section 25.1. By Each Party. Without modifying the Distribution Agreement, each Party represents and warrants to the other Party that: (i) the warranting Party has full power and authority to execute and deliver this Agreement and to perform its obligations under this Agreement and (ii) this Agreement has been duly executed and delivered by the warranting Party and, assuming the due execution and delivery of this Agreement by both Parties, constitutes a valid and binding agreement of the warranting Party enforceable against the warranting Party in accordance with its terms.

Section 25.2. Disclaimer. Except as expressly set forth in Section 25.1, each Party disclaims any representations and warranties, either express or implied, with respect to this Agreement, and Licensor disclaims any representations and warranties, either express or implied, with respect to the Licensed Marks, including any warranty of ownership, non-infringement, suitability, value, fitness for use or non-infringement of third party rights.

Section 25.3. Limitation on Damages. Except for claims arising under or breaches of Article XVI, neither Party will be liable to the other Party for any (i) special, incidental, indirect, exemplary, punitive or consequential damages or (ii) except for Licensor’s reasonably estimated lost profits included in the liquidated damages payment in Section 19.2, lost profits, in each case, relating to this Agreement, regardless of whether such Party has been notified of the possibility or the foreseeability thereof.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the day and year first above written.

HILTON WORLDWIDE HOLDINGS INC.
By:	/s/ Kevin J. Jacobs
Name:	Kevin J. Jacobs
Title:	Chief Financial Officer and President, Global Development

HILTON GRAND VACATIONS INC.
By:	/s/ Charles Corbin
Name:	Charles Corbin
Title:	Executive Vice President and General Counsel

[Signature Page to A&R License Agreement]

EXHIBIT A

DEFINITIONS

As used in this Agreement, the following terms shall have the following meanings:

(1) “Action” shall mean any demand, action, claim, suit, countersuit, arbitration, inquiry, subpoena, case, litigation, proceeding or investigation (whether civil, criminal, administrative or investigative) by or before any court or grand jury, any Governmental Entity or any arbitration or mediation tribunal.

(2) “Acquired Vacation Business” has the meaning set forth in Section 2.6(a).

(3) “Acquired Vacation Property Inventory” has the meaning set forth in Section 2.6(c).

(4) “Affiliate” shall mean, when used with respect to any Person, another Person that directly or indirectly Controls, is Controlled by or is under common Control with such Person. For clarity, Licensor, Licensee and PHRI (and their respective Subsidiaries after the Effective Date) shall not be deemed to be Affiliates of each other in this Agreement.

(5) “Agreement” means this Amended and Restated HGV License Agreement, including all Exhibits and Schedules (including those included in the Original Agreement), as each may be amended by the Parties from time to time.

(6) “Amendment Effective Date” has the meaning set forth in the Recitals.

(7) “Blocked Person” shall mean (i) a Person designated by the U.S. Department of Treasury’s Office of Foreign Assets Control as a “specially designated national or blocked person” or similar status; (ii) a Person described in Section 1 of U.S. Executive Order 13224, issued on September 23, 2001; or (iii) a Person otherwise identified by government or legal authority as a Person with whom Licensor, Licensee or any of their Affiliates, are prohibited from transacting business As of the Effective Date, a list of such designations and the text of the Executive Order are published under the internet website address www.ustreas.gov/offices/enforcement/ofac.

(8) “Brand Standards” shall mean the guidelines developed for use with the Licensed Vacation Ownership Business as modified, amended or supplemented from time to time in accordance with Article VII, which include without limitation standards and specifications related to health, fire and life safety, security, guest services and assistance, quality assurance as well as design and construction standards, it being acknowledged Brand Standards differ from other Licensor brand standards in a manner to reflect appropriate differences between hotel service levels and service levels applicable to the Licensed Vacation Ownership Business.

(9) “Call” has the meaning set forth in the Marketing Services Agreement.

(10) “Closing” has the meaning set forth in the Recitals.

(11) “Club Revenue” shall mean Licensee’s revenue resulting from the collection of annual dues paid by members (mandatory and voluntary) of the Licensed Exchange Program.

(12) “Co-Located Licensor Lodging Property” has the meaning set forth in Section 5.6(a).

(13) “Confidential Information” shall mean all confidential, proprietary or non-public Information, content or materials in any form or media provided by or on behalf of a Party to the other Party hereunder, including any information relating to a Party or its Subsidiaries (or any other Person who has provided such Information to them under obligations of confidentiality) and/or their respective activities, businesses or operations, including financial, technical, customer, personnel and marketing Information. For clarity, Licensor’s Confidential Information shall include the Standards and Agreements, Hilton Data, Licensed Software and Licensed System.

(14) “Contract Sales” shall mean the sum of (i) the gross sale price paid or to be paid to a third party in a fee for service transaction or arrangement for the initial sale or re-sale of interests held by third parties in Vacation Ownership Properties, and (ii) gross sale price paid or to be paid for the initial sale or re-sale of interests held in Vacation Ownership Properties, regardless of whether any part thereof is financed. For the avoidance of doubt, the Contract Sales excludes maintenance fees, management fees, dues, exchange fees, enrollment fees, closing costs, transaction costs, including brokerage commissions and expenses, applicable Taxes paid by an owner of Vacation Ownership Business or its Affiliates or gross up for Taxes paid by purchasers, or interest or financing charges with respect to financed purchases.

(15) “Control” of a person shall mean having direct or indirect (i) ownership of all or substantially all of the properties or assets of a person; (ii) right to appoint a majority of the members of the board of directors of such person; and/or (iii) beneficial ownership of more than 50% of the total voting power of the outstanding shares of stock or other equity interests of such person entitled to vote in the election of directors, or otherwise to participate in the direction of the management and policies, of such person (excluding shares or equity interests entitled so to vote or participate only upon the happening of some contingency). For the purposes of this definition, “person” and “beneficial owner” have the meanings used in Section 13(d) of the Securities Exchange Act of 1934, as amended.

(16) “CPI” shall mean the “Consumer Price Index” published by the Bureau of Labor Statistics of the United States Department of Labor, U.S. City Average, All Items (Not Seasonally Adjusted) (1982-1984=100). If the Consumer Price Index is hereafter converted to a different standard reference base or otherwise revised, any determination hereunder that uses the Consumer Price Index shall be made with the use of such conversion factor, formula or table for converting the Consumer Price Index as may be published by the Bureau of Labor Statistics, or, if the bureau shall no longer publish the same, then with the use of such conversion factor, formula or table as may be published by any nationally recognized publisher of similar statistical information.

(17) “CPI Adjustment” has the meaning set forth in Section 18.3(b).

(18) “CPR” has the meaning set forth in Section 22.3.

(19) “Data Security Policies” shall mean any current or future posted or internal agreement, standard or policy of a Person relating to the integrity, operation, redundancy, disaster recovery, security testing, monitoring and remediation of Systems used in such Person’s or its Affiliates’ business (and the data therein).

(20) “Deflag” shall mean, with respect to (i) a Licensed Vacation Ownership Property, for such property to lose its license to use the Hilton Data, Loyalty Program and Licensed IP herein and (ii) Licensor Lodging Property, for Licensor to cease Operating such property under a Hilton Mark.

(21) “Deflagged Property” has the meaning set forth in Section 18.1.

(22) “Deflagging Event” has the meaning set forth in Section 18.1.

(23) “Diamond” has the meaning set forth in the Recitals.

(24) “Diamond Business” the Vacation Ownership Business and related businesses as owned and/or operated by Diamond and its Subsidiaries at the time of the Merger.

(25) “Diamond Property” means each Vacation Ownership Property acquired by Licensee from Diamond as part of Diamond Business in connection with the Merger.

(26) “Disclosing Party” has the meaning set forth in Section 14.1(a).

(27) “Disputes” has the meaning set forth in Section 22.2.

(28) “Distribution Agreement” has the meaning set forth in the Recitals to this Agreement.

(29) “Effective Date” has the meaning set forth in the opening paragraph of this Agreement.

(30) “Eligible HOA Expenses” shall mean Eligible HOA operating expenses, reserves and real estate taxes to the extent Licensee’s compensation from the Eligible HOA is calculated upon such amounts collected from all owners other than Licensee.

(31) “Eligible HOAs” shall mean HOAs operated in connection with Licensed Vacation Ownership Properties (i) subsequent to the Effective Date of this Agreement and ii) along with the following Licensed Vacation Ownership Properties operated as of the Effective Date: HLTV Vacation Suites, LV Tower 52 Vacation Suites, AOC Vacation Suites, Ocean 22 Vacation Suites, Sunrise Lodge, Las Palmeras, GI Vacation Suites, Ocean Oak Vacation Suites, TD Suites, HC Suites and BW Vacation Suites. Future phases of existing resorts where new phases will be combined with existing phases for HOA assessment purposes, such as RL Vacation Suites, WBKL Vacation Suites and Las Vegas Boulevard Vacation Suites, shall be excluded from this definition, however, if such new phases are not under the existing HOA, they shall be counted when assessing Royalty.

(32) “Exchange Program” shall mean any program or arrangement for the voluntary exchange of the right to use and occupy an accommodation unit for the right to use or occupy another accommodation unit.

(33) “Fee For Services Sales Price” shall mean the gross sale price paid or to be paid to a third party in a fee for service transaction or arrangement for the initial sale or re-sale of interests held by third-parties in Licensed Vacation Ownership Properties (excluding HGVClub at Craigendarroch Suites and HGVClub at MarBrisa). For the avoidance of doubt, the Fee For Services Sales Price excludes maintenance fees, management fees, dues, exchange fees, enrollment fees, closing costs, transaction costs, including brokerage commissions and expenses, applicable Taxes paid by Licensee or its Affiliates or gross up for Taxes paid by purchasers, or interest or financing charges with respect to financed purchases. To the extent that interests in Licensed Vacation Ownership Properties are used as consideration, in whole or in part, for the purchase of interests in other Licensed Vacation Ownership Properties (i.e., upgrades), then the Fee For Services Sales Price shall be the difference between the gross sales price paid by the owner for the prior interest in the Licensed Vacation Ownership Property and the gross sales price paid by the owner for the newly acquired interest in the Licensed Vacation Ownership Property.

(34) “Force Majeure” shall mean, with respect to a Party, an event beyond the commercially reasonable control of such Party (or any Person acting on its behalf), which by its nature could not have been foreseen by such Party (or such Person), or, if it could have been foreseen, was unavoidable, and includes acts of God, storms, floods, riots, labor unrest, pandemics, nuclear incidents, fires, sabotage, civil commotion or civil unrest, interference by civil or military authorities, acts of war (declared or undeclared) or armed hostilities or other national or international calamity or one or more acts of terrorism or failure of energy sources or distribution facilities.

(35) “Fractional Vacation Club Business” shall mean (i) business of Operating properties for vacation or leisure purposes in which Persons acquire an shared ownership interest in or right to use (including through interests in a land trust or similar real estate vehicle, Destination Club, and/or in the form of points, deeded weeks or other currency) one or more specified overnight accommodations and associated facilities, in each case, on a recurring, minimum periodic basis greater than twenty-seven (27) days per calendar year, and pay for such interest or right in advance (whether payments lump-sum or periodically over time and (ii) natural ancillary products or services for such business.

(36) “GBCS Services” shall mean a series of commercial services centrally delivered by Licensor including, but not limited to, group lead generation, business travel sales RFP management, sales operational support, EDGE program management and online demand generation and optimization, and third party distribution.

(37) “Governmental Entity” shall mean any (i) nation or government, any state, municipality or other political subdivision thereof; (ii) entity, body, agency, commission, department, board, bureau or court, whether U.S., state, municipal, foreign or multinational, exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any official thereof; and (iii) stock exchange or industry self-regulatory organization.

(38) “Gross Revenues” shall mean the sum of:

(a)	the aggregate Gross Sales Price;

(b)	the Fee For Services Sales Price;

(c)	Leasehold Sales Price Amortization;

(d)	Property Operations Revenue;

(e)	Club Revenue;

(f)	Marketing Package Revenue;

(g)	Transient Rental Revenue; and

(h)	Eligible HOA Expenses.

For the avoidance of any doubt, Gross Revenues shall not include any New Brand Gross Revenues

(39) “Gross Sales Price” shall mean the gross sale price paid or to be paid to Licensee or its Affiliates for the initial sale or re-sale of interests, other than those sold with a reversionary leasehold interest, held by Licensee or its Affiliates in Licensed Vacation Ownership Properties (excluding HGVClub at Craigendarroch Suites and HGVClub at MarBrisa), regardless of whether any part thereof is financed by Licensee or any third-party. For the avoidance of doubt, the Gross Sales Price excludes bad debt expense, maintenance fees, management fees, dues, exchange fees, enrollment fees, closing costs, transaction costs, including brokerage commissions and expenses and incentives granted to a purchaser at the time of purchase, applicable Taxes paid by Licensee or its Affiliates or gross up for Taxes paid by purchasers, or interest or financing charges with respect to financed purchases. To the extent that interests in Licensed Vacation Ownership Properties are used as consideration, in whole or in part, for the purchase of interests in other Licensed Vacation Ownership Properties (i.e. upgrades), then the Gross Sales Price shall be the difference between the original gross sales price paid for the first Licensed Vacation Ownership Property and gross sales price of the newly acquired Licensed Vacation Ownership Property.

(40) “Honors LLC” has the meaning set forth in Section 7.5.

(41) “Hilton Competitor” shall mean any Person who (i) Operates a Lodging Business and/or (ii) competes with Licensor or its Subsidiaries in any other business other than exclusively in the Vacation Ownership Business at any time during the Term, and the Affiliates of any such Person.

(42) “Hilton Data” shall mean the Loyalty Program Data and all guest, customer or member profiles, contact information (including addresses, phone numbers and email addresses), histories, preferences and other related information obtained or derived from guests, customers or members in connection with any Lodging Business of Licensor or its Subsidiaries.

(43) “Hilton Information Technology System Agreement” shall mean that certain Hilton Information Technology System Agreement which the Parties have entered into concurrent with this Agreement.

(44) “Hilton Marks” shall mean all Trademarks owned or controlled by Licensor or its Affiliates, including the Licensed Marks.

(45) “HOA” shall mean an association of owners with ownership interests in a Vacation Ownership Property (i.e., the single governing association, not the individual homeowners within the HOA).

(46) “Information” shall mean information and data in any form or media, including written, oral, electronic, computerized or digital.

(47) “Initial Noncompetition Term” has the meaning set forth in Section 2.2(a).

(48) “Integration Period” shall mean the time period beginning on the first day of the month immediately following the month in which the Closing occurs and ending on the fifth anniversary of such first day of the month immediately following the month in which Closing occurs.

(49) “Intellectual Property” shall mean all worldwide intellectual property, proprietary and industrial property rights, including all (i) patents, patent applications, inventions and invention disclosures and utility models, (ii) trademarks, service marks, corporate, trade, d/b/a or similar names, logos, slogans, designs, trade dress, domain names, social and mobile media identifiers and other designations of source or origin, together with the goodwill symbolized by any of the foregoing (collectively, “Trademarks”), (iii) copyrights, (iv) trade secrets, know-how, processes and methods, and (v) all registrations, applications, continuations, continuations-in-part, divisionals, reissues, re-examinations, substitutions, renewals, extensions and foreign counterparts thereof.

(50) “Laws” shall mean all laws, statutes, ordinances, orders, rules, directives, judgments and decrees (by consent or otherwise), regulations, codes, permits, licenses, certificates, authorizations, directions and requirements of, issued by or executed with any Governmental Entity.

(51) “Leasehold Sales Price Amortization” shall mean the recognition of the sales price of a Licensed Vacation Ownership Property sold subject to a reversionary leasehold interest. For avoidance of doubt, Leasehold Sales Price Amortization will be calculated by multiplying the sales price of the Licensed Vacation Ownership Property by a fraction, the numerator of which is the time period over which the license is being recognized and the denominator is the leasehold period.

(52) “Licensed Content” shall mean all consumer-facing advertising and promotional materials in any form or media that are owned by Licensor or its Subsidiaries and displayed in print, digital, electronic or computerized form and are provided to Licensee in Licensor’s discretion during the Term for use in connection with the Licensed Vacation Ownership Business, but excluding all software, information technology infrastructure and other non-consumer-facing assets and items.

(53) “Licensed Exchange Program” shall mean an exchange program operated by Licensee that uses the Licensed Marks. For example, as of the date of this Agreement, Licensee operates the following Licensed Exchange Programs: Hilton Grand Vacations Club Exchange Program and Hilton Club Exchange Program. Any combined exchange program formed by Licensee that uses the Licensed Marks and includes the Diamond Properties shall be considered a Licensed Exchange Program (except for the purposes of calculating the Royalty and New Brand Royalty pursuant to Article III).

(54) “Licensed HOA” shall mean the HOA in the Licensed Vacation Ownership Business that has hired Licensee to manage its Licensed Vacation Ownership Property.

(55) “Licensed IP” shall mean the Licensed Marks, the Licensed Content, the Licensed System and the Licensed Software.

(56) “Licensed Marks” shall mean the trademarks “Hilton Grand Vacations” and “HGV” and “Hilton Club” in their entirety, and not any variations thereof, including the term “Hilton” standing alone or used with any other words, terms, designs or other elements, including those registered trademarks set forth on Exhibit C of the Original Agreement.

(57) “Licensed Software” shall mean the business software and hardware system, currently known as OnQ, which Licensor may periodically change in its sole discretion (including changes to the way in which OnQ data is delivered to users and their properties), that is currently comprised of software that includes a proprietary property management component, reservations component, revenue management component, rate & inventory component, learning management component and other components Licensor considers necessary to support the following activities: reservations, sales, distribution, customer relationship management, operations, and business intelligence gathering and analysis.

(58) “Licensed System” shall mean Licensor’s then-current reservation system pursuant to which Licensor offers inventory of vacant rooms to the public.

(59) “Licensed Vacation Ownership Business” shall mean (i) Licensee’s business of Operating the Licensed Exchange Program and Licensed Vacation Ownership Properties (or interests therein) for vacation or leisure purposes, (ii) natural extensions of and ancillary products and services for such business of Licensee, including membership services, financing, establishing and operating sales facilities, managing rental programs associated with Licensed Vacation Ownership Properties, but excluding products on Exhibit D of the Original Agreement or products and services of the type excluded from the Vacation Ownership Business definition, (iii) products and services that Licensor has approved pursuant to Section 9.4 and (iv) the products and services of Licensee set forth on Exhibit E of the Original Agreement. Such term shall also include New Brand Licensed Vacation Ownership Business, as appropriate.

(60) “Licensed Vacation Ownership Property” shall mean the existing Licensed Vacation Ownership Properties and Vacation Ownership Properties under development listed in Exhibit F of the Original Agreement and additional Vacation Ownership Properties approved by Licensor pursuant to Section 9.1, and for clarity, excluding any Separate Operations and any Non-Licensed Existing Projects. Where the Licensed Vacation Ownership Property is limited to Licensed Vacation Ownership Property units being offered within a larger, mixed-use facility, and Licensee or its Affiliates do not control the other improvements, structures, facilities, entry and exit rights, parking, pools, landscaping, and other appurtenances located at such facility, then the Licensed Vacation Ownership Property shall refer to such Licensed Vacation Ownership Property units and not to which Licensee or its Affiliates do not control. Such term shall also include New Brand Licensed Vacation Ownership Property, as appropriate.

(61) “Licensee” has the meaning set forth in the opening paragraph of this Agreement.

(62) “Licensee Data” shall mean all guest, customer or member profiles, contact information (including addresses, phone numbers and email addresses), histories, preferences and other related information obtained or derived by Licensee or its Subsidiaries from guests, customers or members in connection with (i) owners of Licensed Vacation Ownership Properties in their capacity as owners of such Licensed Vacation Ownership Properties; and (ii) owners or other guests, members or customers of the Licensed Vacation Ownership Business to the extent collected by Licensee or its Subsidiaries in connection with the marketing and sale of Licensed Vacation Ownership Properties. “Licensee Data” shall not include any (x) Loyalty Program Data or (y) data collected from owners, members or other guests or customers in connection with a transient stay or event at Licensed Vacation Ownership Properties, except as covered by subsection (ii) above.

(63) “Licensee Parties” has the meaning set forth in Section 5.9(a).

(64) “Licensee Systems” shall mean, collectively, all Systems used in the Licensed Vacation Ownership Business, whether owned by Licensee or any other Person.

(65) “Licensor” has the meaning set forth in the opening paragraph of this Agreement.

(66) “Licensor Brand Identity Guidelines” shall mean Licensor’s general guidelines for its licensees ‘ use of the Licensed Marks, as may be modified by Licensor and provided to Licensee throughout the Term.

(67) “Licensor Lodging Properties” shall mean those hotels, resorts and other lodging properties that are Operated by Licensor or its Affiliates, including those bearing the Waldorf Astoria Hotels & Resorts, LXR Hotels & Resorts, Conrad Hotels & Resorts, Canopy by Hilton, Signia by Hilton, Hilton Hotels & Resorts, Curio—A Collection by Hilton, DoubleTree by Hilton, Tapestry – A Collection by Hilton, Embassy Suites Hotels, Tempo by Hilton, Hilton Garden Inn, Hampton by Hilton, Tru by Hilton, Homewood Suites by Hilton, Home2 Suites by Hilton and Hilton brand names.

(68) “Lodging Business” shall mean the (i) business of Operating hotels, resorts or other transient or extended stay lodging, fractional residential sales, whole ownership or branded residential sales, destination clubs, travel clubs, travel agencies (including online travel agencies), serviced apartments, condo hotels, home sharing and similar facilities and (ii) all related ancillary services, including travel agent services and loyalty programs (in any current or future media).

(69) “Losses” has the meaning set forth in Section 16.1(a).

(70) “Loyalty Program” shall mean the guest frequency or reward program predominantly used by Licensor Branded Lodging Properties at any time during the Term, which such program is currently titled the Hilton HHonors® program.

(71) “Loyalty Program Data” shall mean all member profiles, contact information (including addresses, phone numbers and email addresses), histories, preferences and other related information obtained or derived from members of the Loyalty Program.

(72) “Loyalty Program Points” shall mean any point credits earned by Loyalty Program members that are redeemable for various rewards in the Loyalty Program.

(73) “Major Brand” shall mean those names or brands developed by Licensee after the Merger that are associated with the Licensed Vacation Ownership Business or otherwise advertised or marketed with any Hilton Marks and which comprise a significant or material portion of Licensee’s business, including but not limited to any name or brand developed for the New Brand Offering or any new Exchange Program. Major Brand shall not include names or brands used to identify ancillary services, specific resorts (unless Hilton Marks are used) or benefits offered from time to time, such as ClubPartner Perks or Elite Privileges, nor shall Major Brand include any name, brand or Intellectual Property acquired by Licensee through the Merger (unless used as part of the Licensed Vacation Ownership Business); provided, however, that Licensor shall not be prohibited from using such names or brands in the Lodging Business other marks that are registered trademarks.

(74) “Marketing Agreements” has the meaning set forth in Section 9.6(a).

(75) “Marketing Content” has the meaning set forth in Section 9.5(a).

(76) “Marketing Package Revenue” shall mean revenue from the sale of vacation packages for stays at Licensor Lodging Properties or Licensed Vacation Ownership Properties which relate to the marketing of Licensed Vacation Ownership Properties which includes the sale of trial memberships of the Licensed Exchange Program known as exit, sampler or vacation introduction programs as well as forfeiture revenue related to the expiration of vacation packages and trial memberships.

(77) “Marketing Services Agreement” has the meaning set forth in Section 11.1.

(78) “Measuring Year” has the meaning set forth in Section 2.2(b).

(79) “Member Service Center” shall mean a facility at which Licensee provides owners of Vacation Ownership Properties with off-site services with respect to their use and enjoyment of such ownership interests.

(80) “Merger” has the meaning set forth in the Recital.

(81) “New Brand” shall mean such new brand or brands to be developed by Licensee after the Closing of the Merger in connection with the Integration of Diamond Business.

(82) “New Brand Eligible HOA” shall mean HOAs operated in connection with New Brand Licensed Vacation Ownership Properties

(83) “New Brand Eligible HOA Expenses” shall mean New Brand Eligible HOA operating expenses, reserves and real estate taxes to the extent Licensee’s compensation from the New Brand Eligible HOA is calculated upon such amounts collected from all owners other than Licensee.

(84) “New Brand Fee For Services Sales Price” shall mean any applicable Fee For Services Sales Price that is associated with New Brand Offering.

(85) “New Brand Gross Revenues” shall mean the sum of:

(a)	the aggregate New Brand Gross Sales Price;

(b)	New Brand Fee For Services Sales Price, if any or applicable;

(c)	New Brand Leasehold Sales Price Amortization, if any or applicable;

(d)	New Brand Property Operations Revenue;

(e)	New Brand Offering Revenue;

(f)	New Brand Marketing Package Revenue; and

(g)	New Brand Transient Rental Revenue.

(86) “New Brand Gross Sales Price” shall mean the Gross Sale Price but only as applicable to New Brand Licensed Vacation Ownership Properties and sales of interests in New Brand Offering. New Brand Gross Sales Price shall not include the sale of any Diamond Property or other Diamond Business offering that does not utilize any Licensed IP, Hilton Data or Loyalty Program benefits.

(87) “New Brand Leasehold Sales Price Amortization” shall mean any applicable Leasehold Sales Price Amortization for New Brand Licensed Vacation Ownership Properties that is associated with New Brand Offering.

(88) “New Brand Licensed Vacation Ownership Business” shall mean Licensee’s business of operating an Exchange Program of a New Brand, New Brand Licensed Vacation Ownership Properties, and/or New Brand Offering for vacation or leisure purposes, (ii) natural extensions of and ancillary products and services for such business of Licensee, including membership services, financing, establishing and operating sales facilities, managing rental programs associated with New Brand Licensed Vacation Ownership Properties, but excluding products and services of the type excluded from the Vacation Ownership Business definition, and (iii) products and services that Licensor has approved pursuant to Section 9.4.

(89) “New Brand Licensed Vacation Ownership Property” shall mean any Diamond Property that has been converted into Licensed Vacation Ownership Property in accordance with Section 5.2, which property may be re-branded with a New Brand or may be branded with an Existing Licensed Mark.

(90) “New Brand Marketing Package Revenue” shall mean revenue from the sale of vacation packages for stays at Licensor Lodging Properties or New Brand Licensed Vacation Ownership Properties which relate to the marketing of New Brand Licensed Vacation Ownership Properties which includes the sale of trial memberships of New Brand Licensed Exchange Program known as exit, sampler or vacation introduction programs as well as forfeiture revenue related to the expiration of vacation packages and trial memberships.

(91) “New Brand Offering” shall mean one or more future package of benefits and services which may or may not constitute a separate Exchange Program to be developed by Licensee in accordance with Section 5.10 and operated by Licensee using New Licensed Marks, which offering will provide access across all or a portion of the Licensed Exchange Program and all or a portion of the New Brand Licensed Vacation Ownership Properties along with access to certain other agreed Licensor benefits.

(92) “New Brand Offering Revenue” shall mean Licensee’s revenue resulting from the collection of upgrade fees or annual dues paid by members (mandatory and voluntary) related to a New Brand Offering.

(93) “New Brand Property Operations Revenue” shall mean Property Operations Revenue related to New Brand Licensed Vacation Ownership Properties

(94) “New Brand Transient Rental Revenue” shall mean Transient Rental Revenue related to New Brand Licensed Vacation Ownership Properties.

(95) “New Licensed Marks” shall mean such new trademarks to be developed and agreed upon by the Parties in accordance with Section 5.10 in connection with the New Brand Offering or otherwise.

(96) “New Property” has the meaning set forth in Section 5.2(b).

(97) “Noncompetition Term” shall have the meaning set forth in Section 2.2(b).

(98) “Non-Licensed Existing Projects” shall mean the projects that do not use the Licensed Marks and existed prior to the Effective Date listed on Exhibit G of the Original Agreement. Non-Licensed Existing Projects shall also mean those properties acquired by Licensee from Diamond pursuant to the Merger that do not use the Licensed Marks due to the inability of such properties to meet the approval requirements established by Licensor without significant financial investment.

(99) “Original Agreement” means that certain HGV License Agreement, dated as of January 2, 2017, including all Exhibits and Schedules, as each may be amended by the Parties from time to time.

(100) “Operate” shall mean, with respect to a business or property, (i) owning, financing, developing, redeveloping, managing, marketing, operating, licensing, leasing or franchising vacation properties; and/or (ii) acquiring or selling ownership of or the right to use individual units within properties included in such business.

(101) “Operating Guidelines” shall mean Licensor’s general guidelines set forth on Exhibit B of the Original Agreement for operation of Vacation Ownership Properties under the Licensed Marks, as may be modified by Licensor throughout the Term.

(102) “Parties” has the meaning set forth in the opening paragraph of this Agreement.

(103) “Party” has the meaning set forth in the opening paragraph of this Agreement.

(104) “Party Agreements” has the meaning set forth in the definition of Standards and Agreements.

(105) “Percentage of Completion” shall mean a fraction of which the numerator is the total project construction costs incurred for a Licensed Vacation Ownership Property under construction at the end of a reporting period and the denominator is the total expected project construction costs for such Licensed Vacation Ownership Property.

(106) “Person” shall mean any natural person, firm, individual, corporation, business trust, joint venture, association, company, limited liability company, partnership or other organization or entity, whether incorporated or unincorporated, or any Governmental Entity.

(107) “PHRI” has the meaning set forth in the Recitals to this Agreement.

(108) “Privacy Policy” shall mean any current or future posted or internal agreement, standard or policy of a Person relating to privacy, personal, regulated or confidential information or personally identifiable information.

(109) “Program Fee” shall mean the fee paid by Licensor’s branded hotels to Licensor or its designee for various programs benefitting Licensor’s branded hotel system, including (i) advertising, promotion, publicity, public relations, market research, and other marketing programs, (ii) developing and maintaining directories and Internet sites for properties; (iii) developing and maintaining the reservation service systems and support; (iv) quality assurance programs; and (v) administrative costs and overhead related to the administration or direction of these projects and programs.

(110) “Property Operations Revenue” shall mean Licensee’s or its Affiliates ‘ gross revenue resulting from the operation of spas and wellness centers; retail; food and beverage; and other on-property operations, in conjunction with a Licensed Vacation Ownership Property. Property Operations Revenue shall not include any onsite revenue related to the Anderson Ocean Club with respect to managing the Anderson Ocean Club HOA (this property is a joint timeshare and whole ownership project that includes multiple associations and the revenues represent reimbursements from the various associations).

(111) “Purchase Contract” has the meaning in Section 3.1(b)(i).

(112) “Reasonable Best Efforts” shall mean (i) commercially reasonable efforts plus, if necessary, (ii) any additional actions that do not (x) incur material out-of-pocket costs; (y) require material additional employee resources; and/or (z) materially interfere with the conduct of the performing party’s applicable business.

(113) “Receiving Party” has the meaning set forth in Section 14.1(a).

(114) “Recipients” has the meaning set forth in Section 14.1(a).

(115) “Related Parties” has the meaning set forth in Section 16.1(a).

(116) “Renewal Noncompetition Term” has the meaning set forth in Section 2.2(b).

(117) “Royalty” has the meaning set forth in Section 3.1(a)(i).

(118) “Sales Facilities” shall mean galleries, desks and other physical facilities from which interests in units of Vacation Ownership Properties are offered and sold to the public.

(119) “Security Breach” has the meaning set forth in Section 14.2(d).

(120) “Separate Operations” shall mean a project or business that satisfies all of the following conditions: (i) it is operated completely separately from the Licensed Vacation Ownership Business with respect to physical locations of Licensed Vacation Ownership Properties and is not directly exchangeable or interchangeable with Licensed Vacation Ownership Properties (including through Exchange Programs owned or operated by Licensee or its Affiliates); (ii) it is sold through separate and distinct sales locations and personnel (other than common regional-level management personnel) from the Licensed Vacation Ownership Business and uses separate Member Service Centers and Sales Facilities; (iii) it is operated and marketed without use of (or access to) the Loyalty Program, any Licensed IP or Hilton Data (or any key word, ad word, metatag or similar device designed to attract viewers or users in online, social, mobile or other media that uses a Licensed Mark); (iv) it is not a Subsidiary of, or operated directly or indirectly by a Person that uses the Licensed Marks as a corporate, trade or d/b/a name; and (v) it is advertised, marketed and otherwise presented to the public as being operated completely separately from the Licensed Vacation Ownership Business.

(121) “Shortfall Payment” has the meaning set forth in Section 2.2(c).

(122) “Standards” has the meaning set forth in the definition of “Standards and Agreements.”

(123) “Standards and Agreements” shall mean all (i) standards, rules, guidelines, manuals and policies that are provided to the Licensee, including Brand Standards, Licensor Brand Identity Guidelines, Licensor’s Privacy Polices, Data Security Policies and Operating Guidelines (the “Standards”) and (ii) agreements executed by the Parties as of the Effective Date (other than the Agreement) or at any time during the Term, in each case, with respect to the Licensed IP or Hilton Data and/or any aspect of Licensee’s activities, the Licensed Vacation Ownership Business and the Marketing Services Agreement (the “Party Agreements”).

(124) “Subsidiary” shall mean, when used with respect to any Person, another Person that is directly or indirectly Controlled by such Person.

(125) “Systems” shall mean software, systems, networks, computers, hardware and other information technology assets.

(126) “Tail Period” has the meaning set forth in Section 4.2.

(127) “Taxes” has the meaning set forth in Section 3.8.

(128) “Term” has the meaning set forth in Section 4.1.

(129) “Territory” for each Licensed Mark shall mean all countries and jurisdictions worldwide in which (i) Licensor has a valid registration for such Licensed Mark as of the Effective Date or (ii) Licensor has approved Licensee’s use of the Licensed Mark in writing pursuant to Section 5.2.

(130) “Trademarks” has the meaning set forth within the definition of “Intellectual Property.”

(131) “Transient Rental Revenue” shall mean all revenues generated from the transient rental of inventory of Licensed Vacation Ownership Properties and conversion properties (but not Marketing Package Revenue) (i) that is held for development and sale and owned by a Licensee Party; (ii) that is Controlled by Licensee or its Affiliates as a result of Vacation Ownership Property Owner’s participation in programmatic elements of Licensed Vacation Ownership Business (e.g., exchange, banking, borrowing, Brand Loyalty Program trade, and similar programs); and (iii) that is Controlled by Licensee, its Affiliates or an HOA as a result of Vacation Ownership Property Owner default (e.g., maintenance fee defaults or financing defaults) pending foreclosure or cure in the ordinary course of business. Transient Rental Revenue shall also include bonus point, guest resort charge, open season rental, access fees and no show revenue for stays at Licensed Vacation Ownership Properties.

(132) “Undeveloped Parcels” has the meaning set forth in Section 5.3(a).

(133) “Vacation Ownership Business” shall mean (i) the business of Operating Vacation Ownership Properties (or interests therein) for vacation or leisure purposes, (ii) natural ancillary products and services for such business of Licensee, including membership services, Exchange Programs, financing, establishing and operating sales facilities, managing rental programs associated with Vacation Ownership Properties, but excluding destination clubs, travel clubs, travel agencies (including online travel agencies), serviced apartments, condo hotels, home sharing and similar facilities, (iii) products and services that Licensor has approved Licensee to offer pursuant to Section 9.4, and (iv) any business ancillary amenities to Vacation Ownership Properties, such as country clubs, spas, golf courses, food and beverage outlets, gift and sundry shops, only if they are physically located on a Vacation Ownership Property (and excluding any of same, if they are not physically located on such property). Vacation Ownership Business excludes the Fractional Vacation Club Business, Whole Ownership Business, and any products and services of the type set forth on Exhibit H of the Original Agreement.

(134) “Vacation Ownership Property” shall mean (i) a property in which Persons acquire an ownership interest in or right to use (including through interests in a land trust or similar real estate vehicle and/or in the form of points, deeded weeks or other currency) one or more specified overnight accommodations and associated facilities on a recurring, periodic basis, in all cases for less than 28 days per calendar year, and pay for such interest or right in advance (whether payments lump-sum or periodically over time), (ii) all improvements, structures, facilities, entry and exit rights, parking, pools, landscaping and other appurtenances (including the property building) located at the site of the property and (iii) all furniture, fixtures, equipment, supplies and inventories installed or located in such improvements at the site of the property.

(135) “Whole Ownership Business” shall mean the business of developing or operating a project that includes whole residential units, including single family homes, condominium units, or other housing units which are owned on a whole (not fractional) ownership basis.

References; Interpretation.

References in this Agreement to the singular include references to the plural and vice versa. The word “including” shall be deemed to be followed by the phrase “without limitation”. All references to “$” or “dollar” herein shall be references to U.S. dollars. Unless the context otherwise requires, the words “hereof’, ”hereby“ and ”herein“ and words of similar meaning when used in this Agreement refer to this Agreement in its entirety.

The Parties acknowledge that given the long length of the Term, evolutions in technology and industry practices will occur. Therefore, the definitions herein shall be interpreted broadly to include new media and distribution channels or new industry products and services that are equivalent or analogous to those existing on the Effective Date, so as to give each Party the full benefit of its bargain herein over the Term. By way of example, the terms telephone, domain names, metatags and credit cards shall be interpreted to include their successor versions and replacements during the Term.

SCHEDULE 5.4

Project at Third Party Hotels

•	The Modern at Honolulu

•	Embarc Vancouver

SCHEDULE 5.10(b)

Special Provisions Arising From the Merger

The Parties will cooperate with respect to the creation and launching of any new “brand(s)” related to Licensee’s Vacation Ownership Business using the “Hilton [X] Vacation(s) Club” construct. Licensor agrees to the use of (a) “Hilton Club” and “Hilton Grand Vacation(s) Club” for the existing HGV brands and (b) “Hilton Vacation(s) Club” branding for the HGV/Diamond Club product and New Brand properties. And Licensee agrees that, whenever it uses the words “Hilton Club,” it shall be in combination with such words as to clearly indicate its use in connection or association with Hilton Grand Vacations and the Licensed Vacation Ownership Business (e.g., [XX] Hilton Club by Hilton Grand Vacations, etc.); provided, that, for the first two years following the Closing, Licensee will do so only to the extent it is feasible and practicable.

Exhibit 99.1

HILTON GRAND VACATIONS TO ACQUIRE DIAMOND RESORTS, CREATING THE PREMIER LEISURE OPERATOR WITH THE BROADEST OFFERING IN THE VACATION OWNERSHIP INDUSTRY

Combines largest independent timeshare company with the strength of Hilton Grand Vacations’ brand and culture

Generates over $125 million in run-rate cost synergies, expected to be achieved in the first 24 months following close

Expands and diversifies HGV’s resort portfolio into over 20 new markets, adding additional drive-to destinations & sales centers while enhancing alignment with the Hilton network to widen customer reach

ORLANDO, Fla. (March 10, 2021) – Hilton Grand Vacations Inc. (NYSE:HGV) (“HGV” or “the Company”) today announced that it has entered into a definitive agreement to acquire Diamond Resorts

International, Inc. (“Diamond”) from funds (the “Apollo Funds”) managed by affiliates of Apollo Global Management, Inc. (NYSE:APO) (together with its consolidated subsidiaries, “Apollo”), funds managed by affiliates of Reverence Capital Partners (“Reverence”), and other Diamond stockholders, in a stock-based transaction with an equity value of approximately $1.4 billion1. Under the terms of the agreement, the Apollo Funds and other Diamond stockholders will receive 34.5 million shares of HGV common stock, subject to customary adjustments.

The acquisition will combine the strength of HGV’s brand and culture with Diamond, the largest independent timeshare operator. Diamond’s 92 leisure resorts and nearly 400,000 owners uniquely complement HGV’s 62 upscale and luxury properties and over 325,000 owners, and the combination will create the premier vacation ownership company with the broadest offering in the industry.

“I’m excited to announce our transformational agreement to add Diamond Resorts to the Hilton Grand Vacations family, accelerating our next phase of growth,” said Mark Wang, president and CEO of Hilton Grand Vacations. “This strategic combination will leverage the strengths of each company, positioning us to drive significant Net Owner Growth while enhancing efficiencies of scale and generating significant shareholder value. Diamond’s extensive regional, drive-to network of resorts and expanded demographics uniquely complement HGV’s best-in-class lead generation, world-class hospitality, and premier destinations backed by the strength of the Hilton brand. For our valued team members, owners and guests, this combination creates new opportunities to provide exciting destinations and memorable vacation experiences while continuing to provide exceptional levels of service.”

“Through this agreement, HGV and Diamond will create a new global standard of vacation ownership hospitality,” said Mike Flaskey, CEO of Diamond Resorts. “Together, we will expand Diamond’s unique events and concert platform and deliver the broadest range of world-class experiences available in the industry, providing our members and owners with additional flexibility, unforgettable vacations and experiences of a lifetime. We are thrilled to join the HGV family and look forward to achieving new heights of excellence.”

[1]	Assumes issuance of 34.5 M shares of stock at $40.32 per share

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Transaction Highlights

•	Enables significant value creation from scale: combines the largest independent timeshare company with Hilton Grand Vacations’ strong brand and culture

•	Expands and diversifies HGV’s resort portfolio into over 20 new markets.

•	The combined company will have 720,000 owners, 154 resorts and 48 sales centers.

•	Diversifies HGV’s portfolio: adds additional drive-to destinations and allows HGV to leverage the Hilton network to widen customer reach

•	Doubles the number of vacation options for the combined owner base.

•	Diamond’s complementary footprint will bolster HGV’s strong network of beach, attraction-based, and urban markets, while adding new regional drive-to destinations in outdoor, desert and ski locations.

•	Broader range of pricing and product options will widen customer reach, enhancing alignment with the 112 million Hilton Honors members.

•	Accelerates launch of HGV-branded trust product offering: rebrand Diamond’s properties over time to drive revenue growth in a new customer segment

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Combining HGV’s points-based deeded product with Diamond’s points-based trust structure will allow the Company to cater to a wider audience, attract more new buyers and drive incremental growth in a capital-efficient manner.

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HGV’s deeded product provides premium pricing, inventory sourcing flexibility, and the ability to pre-sell projects to support strong project-level cash flow, while giving buyers and owners the value of guaranteed availability.

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The introduction of a trust product allows for lower barriers to ownership, reduced inventory delivery volatility and inventory recycling, enabling smoother sales and upgrades while providing buyers and owners network and pricing flexibility.

•	Integrates Diamond’s innovative Events of a Lifetime® experiential sales and marketing platform that drives strong engagement and Volume Per Guest (VPG) premiums with HGV’s owner base.

•	Generates over $125 million in run-rate cost synergies, expected to be achieved in the first 24 months following close

•	Significant future revenue synergy opportunities.

•	Increases recurring EBITDA streams and drives overall cash flow, with adjusted free cash flow per share accretion in year one[2]

[2]	Excluding one-time transaction related expenses

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The combined company is expected to generate steady-state adjusted free cash flow conversion of 50-60%, driven by its realization of cost synergies, significant inventory pipeline, acquired inventory and reduced long-term inventory spending.

•	Adding new owners embeds additional value for the company over the life of their ownership.

•	The combined company is anticipated to generate approximately 50% of Segment Adjusted EBITDA from recurring sources, including club membership fees, property management fees and financing fees.

•	Compelling valuation and deal structure facilitate financial flexibility and deleveraging

•	Significant cash flow generation is expected to allow for rapid deleverage, returning to below 3.0x within 24 months.

•	Pro-forma liquidity of $1.0 billion at year-end 2020.

Transaction Details

Under the terms of the agreement, the Apollo Funds and the other Diamond stockholders, including the Reverence Funds, are expected to receive 34.5 million shares of HGV common stock, valued at approximately $1.4 billion, subject to customary adjustments. Upon transaction close, existing HGV shareholders will own approximately 72% of the combined company and the Apollo Funds will own approximately 28% of the combined company.

The transaction, which was unanimously approved by the Board of Directors for both companies, is expected to close in the summer of 2021, subject to customary closing conditions and regulatory approvals. The issuance of HGV common stock in the transaction is subject to shareholder approval.

HGV’s management team, including President & Chief Executive Officer Mark Wang, Chief Financial Officer Dan Mathewes, and Chief Operating Officer Gordon Gurnik, will continue to serve in their current roles upon transaction close. HGV’s Board of Directors will be expanded from 7 to 9 members, and the Apollo Funds will have the right to appoint two directors as long as their equity ownership remains at or above 15% of the outstanding stock at closing and one director as long as their equity ownership remains at or above 10% of the outstanding stock at closing.

Advisors

BofA Securities is acting as exclusive financial advisor for HGV, and Alston & Bird LLP, Simpson Thacher & Bartlett LLP, and Foley & Lardner LLP are acting as legal counsel. Credit Suisse is acting as lead financial advisor and Goldman Sachs is also acting as financial advisor for Diamond, with Paul, Weiss, Rifkind, Wharton & Garrison LLP acting as legal counsel.

HGV has received financing commitments from BofA Securities, Deutsche Bank and Barclays with PJT Partners acting as capital markets advisor to HGV.

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Conference Call

HGV will host a conference call for analysts and investors today at 8:30 a.m. EST.

To access the live teleconference, please dial 1-877-407-0784 in the U.S./Canada (or +1-201-689-8560 internationally) approximately 15 minutes prior to the teleconference’s start time. A live webcast will also be available by logging onto the HGV Investor Relations website at investors.hgv.com. The conference call will be webcast live and accessible by navigating to the following link: https://event.on24.com/wcc/r/3058978/5D17131468865BE0EF218C6C1EB0E6D0.

A replay will be available beginning three hours after the teleconference’s completion through March 17, 2021. To access the replay, please dial 1-844-512-2921 in the U.S. (+1-412-317-6671 internationally) using ID# 13717389. A webcast replay and transcript will be available within 24 hours after the live event at https://investors.hgv.com.

About Hilton Grand Vacations Inc.

Hilton Grand Vacations Inc. (NYSE:HGV) is recognized as a leading global timeshare company. With headquarters in Orlando, Florida, Hilton Grand Vacations develops, markets and operates a system of brand-name, high-quality vacation ownership resorts in select vacation destinations. The Company also manages and operates two innovative club membership programs: Hilton Grand Vacations Club® and The Hilton Club®, providing exclusive exchange, leisure travel and reservation services for more than 325,000 club members. For more information, visit www.hiltongrandvacations.com.

About Apollo

Apollo is a leading global investment manager with offices in New York, Los Angeles, San Diego, Houston, Bethesda, London, Frankfurt, Madrid, Luxembourg, Mumbai, Delhi, Singapore, Hong Kong, Shanghai and Tokyo, among others. Apollo had assets under management of approximately $455 billion as of December 31, 2020 in credit, private equity and real assets funds. For more information about Apollo, please visit www.apollo.com.

About Diamond Resorts

Diamond Resorts offers destinations, events and experiences to help members make a habit of breaking from the routine. From unforgettable getaways to exclusive concert series to VIP receptions and dinners, members turn to Diamond to recharge, reconnect and remind each other what matters most. Our focus on quality resorts, customer service and flexibility means members can return to a favorite resort, book a cruise to explore new countries or attend a once-in-a-lifetime event with the same level of confidence and anticipation. With access to a world of entertainment and activities, a Diamond membership ensures that people are always looking forward to vacation.

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About Reverence Capital Partners

Reverence Capital Partners is a private investment firm focused on thematic investing in leading global, middle-market Financial Services businesses through control and influence oriented investments in 5 sectors: (1) Depositories and Finance Companies, (2) Asset and Wealth Management, (3) Insurance, (4) Capital Markets and (5) Financial Technology/Payments. The firm was founded in 2013, by Milton Berlinski, Peter Aberg and Alex Chulack, who collectively bring over 90 years of advisory and investing experience across a wide range of financial services sectors. For more information visit www.reverencecapital.com

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements convey management’s expectations as to our future, and are based on management’s beliefs, expectations, assumptions and such plans, estimates, projections and other information available to management at the time we make such statements. Forward-looking statements include all statements that are not historical facts, including those related to our revenues, earnings, cash flow and operations, and may be identified by terminology such as the words “outlook,” “believe,” “expect,” “potential,” “goal,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “projects,” predicts,” “intends,” “plans,” “estimates,” “anticipates” “future,” “guidance,” “target,” or the negative version of these words or other comparable words.

We caution you that our forward-looking statements involve known and unknown risks, uncertainties and other factors, including those that are beyond our control, that may cause our actual results, performance or achievements to be materially different from the future results. Factors that could cause our actual results to differ materially from those contemplated by our forward-looking statements include: the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the inability to complete the proposed merger due to the failure to obtain stockholder approval for the proposed merger or the failure to satisfy other conditions to completion of the proposed merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; risks related to disruption of management’s attention from HGV’s ongoing business operations due to the transaction; the effect of the announcement of the proposed merger on HGV’s relationships, operating results and business generally; the risk that the proposed merger will not be consummated in a timely manner; exceeding the expected costs of the merger; the material impact of the COVID-19 pandemic on our business, operating results, and financial condition; the extent and duration of the impact of the COVID-19 pandemic on global economic conditions; our ability to meet our liquidity needs; risks related to our indebtedness; inherent business risks, market trends and competition within the timeshare and hospitality industries; our ability to successfully source inventory and market, sell and finance VOIs; default rates on our financing receivables; the reputation of and our ability to access Hilton brands and programs, including the risk of a breach or termination of our license agreement with Hilton; compliance with and changes to United States and global laws and regulations, including those related to anti-

5

corruption and privacy; risks related to our acquisitions, joint ventures, and other partnerships; our dependence on third-party development activities to secure just-in-time inventory; the performance of our information technology systems and our ability to maintain data security; regulatory proceedings or litigation; adequacy of our workforce to meet our business and operation needs; our ability to attract and retain key executives and employees with skills and capacity to meet our needs; and natural disasters or adverse geo-political conditions. Any one or more of the foregoing factors could adversely impact our operations, revenue, operating margins, financial condition and/or credit rating.

For a more detailed discussion of these factors, see the information under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in HGV’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 1, 2021, as such information may be updated from time to time in our annual reports, quarterly reports, current reports and other filings we make with the Securities and Exchange Commission.

HGV’s forward-looking statements speak only as of the date of this communication or as of the date they are made. HGV disclaims any intent or obligation to update any “forward looking statement” made in this communication to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time.

Additional Information and Where to Find It

This filing may be deemed solicitation material in respect of the proposed acquisition of Diamond Resorts by HGV. In connection with the proposed merger transaction, HGV will file with the SEC and furnish to HGV’s stockholders a proxy statement and other relevant documents. This filing does not constitute a solicitation of any vote or approval. Stockholders are urged to read the proxy statement when it becomes available and any other documents to be filed with the SEC in connection with the proposed merger or incorporated by reference in the proxy statement because they will contain important information about the proposed merger.

Investors will be able to obtain free of charge the proxy statement and other documents filed with the SEC at the SEC’s website at https://www.sec.gov. In addition, the proxy statement and HGV’s annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 are available free of charge through HGV’s website at https://investors.hgv.com/. as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.

The directors, executive officers and certain other members of management and employees of HGV may be deemed “participants” in the solicitation of proxies from stockholders of HGV in favor of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of HGV in connection with the proposed merger will be set forth in the proxy statement and the other relevant documents to be filed with the SEC. You can find information about the Company’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and in its definitive proxy statement filed with the SEC on Schedule 14A on March 26, 2020.

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Non-GAAP Financial Measures

This press release includes discussions of terms that are not recognized terms under U.S Generally Accepted Accounting Principles (“GAAP”), and financial measures that are not calculated in accordance with GAAP, such as Adjusted EBITDA. We derived any non-GAAP financial measures from our audited consolidated financial statements, and Dakota Holdings, Inc.’s financial statements. We believe such non-GAAP measures provide useful information to our investors about us and our financial condition and results of operations since these measures are used by our management to evaluate our operating performance and by securities analysts and investors as common financial measures for comparison purposes in our industry. See our most recent Annual Report on Form 10-K for a more detailed discussion of the meanings of these terms, our reasonings for providing non-GAAP financial measures and full reconciliations of these measures to the most directly comparable GAAP financial measure.

HGV Investor Contact:

Mark Melnyk

407-613-3327

mark.melnyk@hgv.com

HGV Media Contact:

Lauren George

407-613-8431

lauren.george@hgv.com

Diamond Media Contact:

John Eddy

212-319-3451, ext. 648

diamond@goldin.com

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Exhibit 99.2

Hilton Grand Vacations to Acquire Diamond Resorts March 10, 2021

Forward-Looking Statements This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements convey management’s expectations as to our future, and are based on management’s beliefs, expectations, assumptions and such plans, estimates, projections and other information available to management at the time we make such statements. Forward-looking statements include all statements that are not historical facts, including those related to our revenues, earnings, cash flow and operations, and may be identified by terminology such as the words “outlook,” “believe,” “expect,” “potential,” “goal,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “projects,” predicts,” “intends,” “plans,” “estimates,” “anticipates” “future,” “guidance,” “target,” or the negative version of these words or other comparable words. We caution you that our forward-looking statements involve known and unknown risks, uncertainties and other factors, including those that are beyond our control, that may cause our actual results, performance or achievements to be materially different from the future results. Factors that could cause our actual results to differ materially from those contemplated by our forward-looking statements include: the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the inability to complete the proposed merger due to the failure to obtain stockholder approval for the proposed merger or the failure to satisfy other conditions to completion of the proposed merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; risks related to disruption of management’s attention from HGV’s ongoing business operations due to the transaction; the effect of the announcement of the proposed merger on HGV’s relationships, operating results and business generally; the risk that the proposed merger will not be consummated in a timely manner; exceeding the expected costs of the merger; the material impact of the COVID-19 pandemic on our business, operating results, and financial condition; the extent and duration of the impact of the COVID-19 pandemic on global economic conditions; our ability to meet our liquidity needs; risks related to our indebtedness; inherent business risks, market trends and competition within the timeshare and hospitality industries; our ability to successfully source inventory and market, sell and finance VOIs; default rates on our financing receivables; the reputation of and our ability to access Hilton brands and programs, including the risk of a breach or termination of our license agreement with Hilton; compliance with and changes to United States and global laws and regulations, including those related to anti-corruption and privacy; risks related to our acquisitions, joint ventures, and other partnerships; our dependence on third-party development activities to secure just-in-time inventory; the performance of our information technology systems and our ability to maintain data security; regulatory proceedings or litigation; adequacy of our workforce to meet our business and operation needs; our ability to attract and retain key executives and employees with skills and capacity to meet our needs; and natural disasters or adverse geo-political conditions. Any one or more of the foregoing factors could adversely impact our operations, revenue, operating margins, financial condition and/or credit rating. For a more detailed discussion of these factors, see the information under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in HGV’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 1, 2021, as such information may be updated from time to time in our annual reports, quarterly reports, current reports and other filings we make with the Securities and Exchange Commission. HGV’s forward-looking statements speak only as of the date of this communication or as of the date they are made. HGV disclaims any intent or obligation to update any “forward looking statement” made in this communication to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time. Additional Information and Where to Find It This filing may be deemed solicitation material in respect of the proposed acquisition of Diamond Resorts by HGV. In connection with the proposed merger transaction, HGV will file with the SEC and furnish to HGV’s stockholders a proxy statement and other relevant documents. This filing does not constitute a solicitation of any vote or approval. Stockholders are urged to read the proxy statement when it becomes available and any other documents to be filed with the SEC in connection with the proposed merger or incorporated by reference in the proxy statement because they will contain important information about the proposed merger. Investors will be able to obtain free of charge the proxy statement and other documents filed with the SEC at the SEC’s website at https://www.sec.gov. In addition, the proxy statement and HGV’s annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 are available free of charge through HGV’s website at https://investors.hgv.com. as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC. The directors, executive officers and certain other members of management and employees of HGV may be deemed “participants” in the solicitation of proxies from stockholders of HGV in favor of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of HGV in connection with the proposed merger will be set forth in the proxy statement and the other relevant documents to be filed with the SEC. You can find information about the Company’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and in its definitive proxy statement filed with the SEC on Schedule 14A on March 26, 2020. Non-GAAP Financial Measures This presentation includes discussions of terms that are not recognized terms under U.S Generally Accepted Accounting Principles (“GAAP”), and financial measures that are not calculated in accordance with GAAP, such as Adjusted EBITDA. We derived any non-GAAP financial measures from our audited consolidated financial statements, and Dakota Holdings, Inc.’s financial statements. We believe such non-GAAP measures provide useful information to our investors about us and our financial condition and results of operations since these measures are used by our management to evaluate our operating performance and by securities analysts and investors as common financial measures for comparison purposes in our industry. See our most recent Annual Report on Form 10-K for a more detailed discussion of the meanings of these terms and our reasonings for providing non-GAAP financial measures and the Appendix to this presentation for full reconciliations of these measures to the most directly comparable GAAP financial measure.

The acquisition of Diamond Resorts presents a transformational opportunity 1 Significant value creation from scale 4 Generates $125M+ in run-rate cost benefits of combining the largest independent synergies expected to be achieved in the first 24 timeshare company with the strength of Hilton Grand months following close Vacations’ brand and culture 2 Diversifies HGV portfolio, adding additional 5 Increases recurring EBITDA streams and drive-to destinations and allowing HGV to leverage drives overall cash flow, with adjusted free cash flow per the Hilton network to penetrate a broader customer share accretion in year one1 segment 3 Accelerates launch of HGV-branded trust 6 Compelling valuation and deal structure product offering by rebranding Diamond’s facilitates financial flexibility and deleveraging properties over time to drive revenue growth in a new customer segment Ideal timing to capitalize on anticipated leisure travel recovery 2 1) Excluding one-time transaction related expenses

Transaction overview • Total deal value of $3.0 billion with consideration paid by HGV at closing expected to be $1.4 billion1 Consideration • Funded through the issuance of approximately 34.5 million shares of HGV common stock • Purchase price is 7.0x Diamond Resorts International (“DRI”) Adjusted EBITDA2 plus synergies3 and Offer Structure • Pro forma equity ownership approximately 72% existing HGV shareholders, 28% funds affiliated with Apollo Global Management, Inc. (“Apollo”) and co-investors • $2.8 billion of financing commitments in place from 3 banks • Mark Wang, Dan Mathewes, and Gordon Gurnik will remain CEO, CFO, and COO, respectively Management, • Board will be expanded by two seats to nine members, with Apollo having the right to designate two seats as Ownership, long as they retain equity ownership of HGV at or above 15%, and one seat while they retain equity ownership Board at or above 10% • Over $125 million in run-rate cost synergies achieved within the 24 months following close of the Synergy transaction Potential • Significant future revenue synergy opportunities • FCF/share and EBITDA/share accretive in year one on an adjusted4 basis Leverage and Cash Flow • 50-60% FCF conversion of Adjusted EBITDA4 in steady state • Pro forma leverage4 6.5x, returning to below 3.0x within 24 months Timeline • Target closing summer of 2021, subject to customary closing conditions 1) Assumes issuance of 34.5 million shares of HGV stock at $40.32 per share. Excludes one-time transaction adjustments and assumption of $657 million of securitized debt from DRI, which is non-recourse to the combined entity 2) 2019 DRI Adjusted EBITDA; see Reconciliations provided in Appendix 3) Includes identified cost synergies of $125 million 4) 2020; Adjusted to exclude the impact of net deferrals of revenue and direct expenses related to the Sales of VOIs under construction

A powerful combination… • World-class hospitality with the strength of the • Largest timeshare operator with no hotel trusted Hilton brand brand affiliation • 62 upper upscale and luxury properties in premier • Extensive network of 92 leisure resorts across resort destinations the globe, with strong regional drive-to market presence, and complementary upscale range • Proven track record of positive NOG • Points-based trust structure enabling incremental • Points-based deeded system enables flexible pricing segmentation inventory sourcing from owned or fee partners • 4 years of excess developed inventory available for sale • Best in class lead generation capabilities and sales systems • Pioneered the innovative Events of a Lifetime® experiential sales & marketing platform that drives strong • Industry-leading VPG and margins engagement at a significant VPG premium • Over 325,000 owners • Nearly 400,000 owners 4

…creating the premier vacation ownership company 2019 operating metrics Tours Owners 945K 878K 663K 731K 660K 1 448K 405K 383K 326K 280K 236K 220K W Destinations Destinations Contract Sales Resorts $ in millions 230 $2,355 $2,342 $1,524 150 $1,410 110 $932 91 $619 59 45 Destinations Destinations VPG Adjusted EBITDA $ in millions $3,518 $3,439 $3,403 $3,331 $2,642 $991 2 $2,381 $883 $758 2 $453 2 $305 $122 Destinations Destinations Source: 2019 company filings 5 1) Estimated 2) Adjusted for net deferrals of revenue and direct expenses related to the Sales of VOIs under construction; combined includes total identified run-rate cost synergies of $125 million; see Reconciliations in Appendix

Synergies are a significant EBITDA opportunity Revenue levers Revenue synergies Cost synergies 1 More products HGV new buyer lift General & administrative efficiencies • Branded trust product • Expanded chain scale • Broader price coverage Diamond new buyer lift • Experiential offerings Operational efficiencies 2 More places • Expanded regional network HGV owner lift • Higher NOG • Additional HGV owner sales Diamond owner lift Financial efficiencies 3 More owners • Diamond owner base activated by Hilton Grand Vacations brand Diamond rental performance $125M+ identified Cost synergy run-rate achieved in the first 24 months following close 6

HGV will have the broadest chain scale offering in the industry Upper Midscale Upscale Upper Upscale Luxury Midscale Hilton Vacation Club Former Diamond Properties Competitors1 Enhances alignment with Hilton system and their 112 million Hilton Honors members 7 1) Illustrative chain scale positioning

Wider range of price points will broaden addressable market List price per week for HGV vs. Diamond inventory… …enhances value proposition for more Diamond’s 75th percentile price point sits just below HGV’s demographics, expanding our core market lowest 25th percentile1 2 # US householders age 25-74 75th ~$93K >34% increase ~$80K 75th 14M 55M 50th ~$60K ~$47K 41M 50th 25th ~$34K 75th ~$39K ~$25K 50th 25th ~$28K 25th ~$18K Combined HGV current HGV new + Expansion = core market core market Household income $100K + Household income $75-100K 8 1) Figures unweighted by room count 2) Selected Characteristics of Households by Total Money Income in 2019. US Census Bureau, Current Population Survey, 2020 ASEC Supplement

More properties in more places Benefits of expanded geographic portfolio Whistler/Vancouver • Higher tour flow, with more locations Panorama to access and offer • Higher conversion, with broader appeal Tremblant to new customers Blue Mountain Chicago US + Canada Only HGV DRI New York South Lake Tahoe South Bend Park City Estes Beach 34 17 51 Park D.C. Las Vegas Brian Head Williamsburg Breckenridge Virginia Beach 9 11 San Luis Bay Ski Palm Desert Branson Kitty Hawk Palm Springs Sedona Cave Creek/Payson Sapphire Capistriano Beach Gatlinburg Urban 8 9 Carlsbad Santa Fe Ramona Pinetop Myrtle Beach Scottsdale Charleston Attractions 9 18 27 Tucson Hilton Head Desert & Sandestin 18 18 Daytona/ Outdoors Ormond Beach Kauai Sonora Orlando Honolulu Global Maui Captiva/Sanibel Waikoloa Naples/Marco Island Miami Drive-to 38 54 92 US + Destination Canada Cabo 15 9 24 International 9 29 38 EUROPE (5+24) HGV resorts Diamond resorts MEXICO & CARIBBEAN (2+5) HGV-only Diamond-only Common JAPAN (2) Sales Centers 16 32 48 market market market Note: “Outdoors” is composed of Gatlinburg and Pigeon Forge, TN and Ucluelet, Canada. “Regional” is composed of 9 US excluding Hawaii and NYC. “Destination” is composed of Hawaii, NYC, and Canada. Mexico also includes Diamond location in Zihuatanejo (not pictured on map)

New branded trust offers additional benefits Deeded points Trust points Advantages ? Premium pricing for certainty of availability in high ? Smoother sales and upgrades, with less specific for combined demand real estate markets matching of buyer to property entity ? Inventory sourcing flexibility and efficiency allows us to ? Lowers barrier to ownership and broadens ability employ a fee-for-service model with multiple partners to buy into system with more flexible pricing options ? Ability to pre-sell new developments supports strong ? Reduces inventory delivery volatility and reliance project-level cash flow and returns on new builds ? Facilitates inventory recycling, reducing new build needs Advantages ? Guaranteed availability to reserve purchased week ? Geographic flexibility to access network without for buyers provides peace of mind committing to home resort and owners ? Aspirational sense of true ownership ? Timing flexibility, as not tied to a particular time of year or duration ? Physical asset that can be passed down to future generations 10

We’ll generate meaningful annuity revenue from recurring, capital-efficient sources NOG generates several high margin, recurring fee streams: Club membership fees Property ~40% ~50% management fees of Segment Adjusted EBITDA of Segment from recurring Adjusted EBITDA sources1 from recurring Financing sources1 fees New buyers and owner upgrades further grow these fee streams and create a multiplier effect 11 1) Adjusted for net deferrals of revenue and direct expenses related to the Sales of VOIs under construction

Focus on efficiency to drive free cash flow conversion Operating efficiency Working capital efficiency Tap significant developed inventory Maintain industry-leading margins pipeline to reduce near-term spending needs Reduce long-term inventory spending Realize $125M+ of run-rate cost synergies with increased rate of inventory recapture Realize incremental $20-25M of annualized HGV standalone cost reductions identified in 2020 First year Steady state Double-digit adjusted FCF/share accretive1 50-60% adjusted FCF conversion2 1) Excluding one-time transaction costs 12 2) Conversion of Adjusted EBITDA excluding the impact of net deferrals of revenue and direct expenses related to the Sales of VOIs under construction

We will maintain our financial flexibility Pro-forma liquidity of $1.0 billion at year-end 2020 Nearly $300 million of receivables eligible for securitization or warehouse borrowing Capital market efficiencies from increased scale of combined ABS platform Cash flow generation will drive rapid deleverage Pro forma leverage1 6.5x, returning to below 3.0x within 24 months 1) Using 2020 Adjusted EBITDA excluding the impact of net deferrals of revenue and direct expenses related to the Sales of VOIs under 13 construction

We have the unique capabilities and brand to deliver this deal’s value Premier branded timeshare operator with 29 years of NOG and Proven brand integration into our industry leading margins marketing engine, now applied across a broader owner, demographic, and property base Powerful trust-based network built by years of acquisitions Ideal timing to capitalize on anticipated leisure travel recovery 14

Appendix

Transaction sources and uses Sources Uses Equity Issued to DRI1 $1,392 Purchase of DRI $1,392 Cash on Hand 304 Debt Assumed2 598 New Debt Issued 2,323 Debt Repaid 2,503 Debt Assumed2 598 Transaction Fees & Other 125 Total Sources $4,617 Total Uses $4,617 Note: Totals may not foot due to rounding 16 1) 34.5 million HGV common shares issued at $40.32 2) Excludes non-recourse, securitized timeshare debt of $657 million

2019 Net income to Adjusted EBITDA reconciliation Diamond Pro Forma ($ in millions) HGV1 Resorts2 Combined Net income (loss) $216 $(43) $173 Interest expense 43 166 209 Income tax expense 57 4 61 Depreciation and amortization 44 118 162 Interest expense, depreciation and amortization included 3 3 in equity in earnings from unconsolidated affiliates EBITDA 363 245 608 Amortization of portfolio premium 13 13 Other loss (gain), net 3 (1) 2 Share-based compensation expense 22 3 25 Other adjustment items3 20 45 65 Adjusted EBITDA $408 $305 $713 Adjustments: Net deferrals (recognitions) 4 45 45 Annualized run-rate cost savings5 125 Adjusted EBITDA6 $453 $305 $883 1) 2019 results derived from HGV’s 2020 Annual Report on Form 10-K 2) Derived from Dakota Holdings, Inc (“Diamond Resorts”) 2019 financial statements, further adjusted to conform to HGV’s definition of Adjusted EBITDA 3) For Diamond Resorts, other adjustment items includes costs primarily associated with acquisition and integration costs, restructuring, consulting and other one-time charges 4) Represents the deferred revenues and related direct expenses from the sales of VOIs under construction 17 5) Represents estimated annualized cost synergies 6) Represents Adjusted EBITDA as defined, further adjusted for deferred revenues and related direct expenses from the sales of VOIs under construction

HILTON GRAND VACATIONS